UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

September 30, 2015

ANNUAL REPORT

SEI Institutional Managed Trust

➤ Large Cap Fund

➤ Large Cap Value Fund

➤ Large Cap Growth Fund

➤ Tax-Managed Large Cap Fund

➤ S&P 500 Index Fund

➤ Small Cap Fund

➤ Small Cap Value Fund

➤ Small Cap Growth Fund

➤ Tax-Managed Small/Mid Cap Fund

➤ Mid-Cap Fund

➤ U.S. Managed Volatility Fund

➤ Global Managed Volatility Fund

➤ Tax-Managed Managed Volatility Fund

➤ Real Estate Fund

➤ Enhanced Income Fund

➤ Core Fixed Income Fund

➤ U.S. Fixed Income Fund

➤ High Yield Bond Fund

➤ Real Return Fund

➤ Dynamic Asset Allocation Fund

➤ Multi-Strategy Alternative Fund

➤ Multi-Asset Accumulation Fund

➤ Multi-Asset Income Fund

➤ Multi-Asset Inflation Managed Fund

➤ Multi-Asset Capital Stability Fund

➤ Long/Short Alternative Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

To our Shareholders:

This annual report covers the one-year period ended September 30, 2015. Performance varied signficiantly across asset classes over the course of the Funds’ fiscal year. A declining global economic outlook and heightened volatility marked the fourth quarter of 2014, followed by a round of global central-bank easing measures to start the New Year and nearly two full quarters of relative calm that proved hospitable to risk assets. The period concluded with indiscriminate volatility during the third quarter of 2015, which put downward pressure on a majority of global assets (aside from “safe-haven” developed-market government securities).

Geopolitical events

There were several important geopolitical developments during the Funds’ fiscal year. Worries about an outbreak of Ebola in Africa and the subsequent spread of the virus played a prominent role in news headlines at the beginning of the Funds’ reporting period; although it did not have a significant impact on the global economy. Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping interests of ISIS, the Syrian regime, Syrian nationalists, Kurdish forces, the Iraqi military, Iranian-backed Shiite militias and, at the end of period, the Russian military. While the conflict that originated in Syria and Iraq appears to have influenced destablizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy. Iran’s agreement with the U.S., U.K., Russia, France, China and Germany regarding the scope of its nuclear program was completed late in the Funds’ fiscal year, paving the way for the removal of sanctions against Iran.

Economic performance — Global

Global economic growth continued at a diminishing pace for the period, while near-term growth estimates were revised downward, stemming mostly from weakness in emerging economies. Inflation trends diverged, with an accelerating decline among developed nations as prices reversed higher in developing regions. Continued U.S. dollar strength and a general reliance by emerging economies on commodity exports amid declining prices were primarily responsible for the desynchronization.

Economic performance — United States

In the U.S., economic growth dropped off at the beginning of the period; the fourth quarter of 2014 registered less than half of the preceding quarter’s admittedly stellar expansion, and was followed by a modest contraction in the first quarter of 2015 that can be attributed partially to seasonal slowdown effects. Second-quarter growth bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer spending measures registered significant spikes in May. Revolving consumer credit retreated during the first half of the period, before reversing into a string of expansions during the second half, indicating renewed consumer appetite. Personal income growth was solid and relatively consistent throughout the period, outpacing spending in most months. Consumer prices declined early in the period against the backdrop of a strengthening U.S. dollar, and price increases were muted when measured on a core basis (with volatile food and energy components removed); negative price pressures were more pronounced at the producer level. The trend subsided through much of the first and second quarters of 2015, before prices began to slide again amid third-quarter volatility. Home prices joined in the late-period decline, according to Case-Shiller, but actually delivered notable growth in the majority of the Funds’ fiscal year; year-over-year price growth was fairly consistent throughout the period. Existing-home sales were mixed early in the period, then steadily increased, hitting an eight-year high in the summer of 2015. New-home sales did not follow a clear trend but were strong, reaching a seven-year peak in the first quarter of 2015 and then again in the summer. The labor market benefitted from consistent improvement — jobless claims and the unemployment rate both declined over the Funds’ fiscal year — although the percentage of Americans participating in the labor force edged down. Industrial production was volatile from month to month, and year-over-year growth trended downward over the period in concert with capacity utilization. Durable goods orders were also unimpressive, with the value of new orders (excluding volatile transportation-sector components) declining over the period. Motor vehicle sales increased with limited consistency, but registered their highest level in a decade at the end of the Funds’ fiscal year.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

The Federal Reserve (“Fed”) concluded monthly bond purchases at the beginning of the period as it wound down its quantitative-easing program. Expectations for an eventual increase in the federal funds rate progressed further along the calendar, remaining to be seen at the end of the Funds’ fiscal year. While the U.S. economy has neared full employment, the Fed must also consider inflation and price stability when determining the timing of its first rate hike.

Economic performance — Europe

Europe succeeded in cultivating steady, albeit low, economic growth over the course of the Funds’ fiscal year. The fourth quarter of 2014 improved modestly on the prior quarter, which lifted off from flatlining conditions. The first quarter of 2015 also exhibited marginal acceleration before the growth rate held firm during the second quarter. The European Central Bank’s (“ECB”) commencement of an asset-purchase program at the start of the Funds’ fiscal year, and sizeable subsequent expansion in the New Year to include sovereign debt, served as the impetus for a chain reaction of central-bank loosening measures around the globe. An assurance was given by the ECB during the second quarter of 2015 that it would not prematurely conclude its program even if economic conditions improved substantially; third-quarter volatility may have prompted the ECB to go a step further in suggesting that the program could be expanded if deteriorating conditions warranted. The eurozone also contended with a restructuring of Greece’s public-debt obligations following elections in January 2015 that brought the leftist Syriza party and prime minister Alexis Tsipras to power. Much of the preoccupation with Europe during the first and second quarters of 2015 centered on the negotiations between Greece, other euro-member states, the ECB and the International Monetary Fund. The euro’s viability as a common currency among member states with limited fiscal policy coordination came into question, which, along with the ECB’s asset-purchase program, likely contributed to the euro’s slide during the first half of the Funds’ fiscal year. Despite the euro’s apparent weakness, consumer price pressures were low-to-negative (generally negative at the producer level), with both measures bottoming in the first quarter of 2015. In labor-market terms, unemployment remained unchanged for the first several months of the Funds’ fiscal year before trending modestly lower through most of the remaining period. The dichotomy between Europe’s core and periphery was stark throughout the period, with Greece’s unemployment rate remaining more than five times that of Germany.

U.K. economic growth softened, but then recovered during the period. The fourth quarter of 2014 and first quarter of 2015 each registered slower growth than the preceding quarters, while improvement during the second quarter of 2015 offset the deceleration. The Bank of England made no changes to monetary policy in the Funds’ fiscal year; its latest quarterly inflation report released in August 2015 indicated that consumer-price inflation was not projected to reach levels consistent with an increase in the Bank Rate for at least several quarters following the fiscal year end. Consumer-price changes oscillated monthly between positive and negative, with the year-ago trend declining steadily in the first half of the period and remaining essentially unchanged thereafter. Producer-price trends followed a similar first-half/second-half pattern, but were decidedly more negative (especially among input prices). Price trends were due primarily to commodity-price weakness and sterling strength, which both intensified from late 2014 through the first quarter of 2015, picked up again during the summer, and tapered at the end of the period. The labor trend remained promising throughout most of the period, with both the claimant count and the unemployment rate declining in most months. Year-over-year average weekly earnings growth doubled over the period as well.

Economic performance — Asia Pacific

In the Asia-Pacific region, Japan began the period in recession but recovered during the fourth quarter of 2014 and first quarter of the New Year, following an expansion of the Bank of Japan’s asset-purchase program and a postponed national sales tax increase. The economy fell back into contraction territory during the second quarter. While the yen weakened early in the Funds’ fiscal year, it remained in a relatively tight range (with the exception of temporary further weakening during the summer of 2015). China’s economy, meanwhile, experienced steadiliy declining growth throughout the period, albeit from levels considerably higher than most other economies. The People’s Bank of China loosened its monetary policy stance, reducing benchmark interest rates and bank-reserve requirement ratios at multiple points during the Funds’ fiscal year. However, the government’s decision to let the renminbi float and decline in value against the U.S. dollar during the third quarter of 2015 had more signficant global repercussions — especially given its implications for a potential rebalancing of global trade and the uncertainty about potential future actions.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Market developments — Equities

Global equity markets, as reflected by the MSCI All-Country World Index (“MSCI ACWI”), endured a swoon at the beginning of the Funds’ reporting period. Prior to recovering, markets navigated a choppy first quarter of 2015, trended higher in the second quarter, and fell back to their lows near the end of the period. U.S. large-cap stocks (Russell 1000 Index) followed essentially the same path, while U.S. small-cap stocks (Russell 2000 Index) delivered stronger performance when equities were in favor (registering a small gain for the full period) over the course of the Funds’ fiscal year.

A majority of sectors were negative, with a similar order of performance between U.S. (S&P 500 Index) and global (MSCI ACWI) sectors; although the U.S. delivered better overall performance. Consumer discretionary, followed by consumer staples and healthcare, were the top-performing sectors — with positive returns in the U.S. and globally. Information technology and utilities each delivered modestly positive performance in the U.S., while information technology was negative globally. Financials and industrials were negative everywhere, but by considerably more on a global basis than in the U.S. Telecommunications was the only sector that declined by more in the U.S. than globally. Energy was universally the worst performer, followed at a signficant distance by materials, which also delivered a deeply negative performance.

Although normally sensitive to the threat of rising interest rates, real estate investment trusts (as measured by the Wilshire Real Estate Securities Index), performed well for the period, outpacing all U.S. sectors despite succumbing to the summer swoon.

Regionally, Europe was well-represented among countries with strong relative performance; although Greece and Russia delivered some of the most severe overall losses. The U.S. and Japan also performed relatively well, while returns across the broader Asia and Pacific regions ranged from slightly to deeply negative. Latin America, particularly Brazil and Colombia, also struggled with sharp declines.

Market developments — Fixed Income

Developed-market government bonds performed well during the Funds’ fiscal year, as yields declined on U.S. Treasurys, U.K. gilts, German bunds and Japanese government bonds (yields and prices move inversely). The appetite for these high-quality securities led to a relatively consistent decline in yields for much of the first half of the reporting period. However, an uneven reversal followed through the spring, with the market falling again in the summer as investors sought out the safety of developed-market government securities.

Notably, despite a great deal of central-bank monetary policy actions during the period, there were no benchmark interest-rate increases, as most adjustments served to loosen central bank postures. Inflation-linked bonds struggled for the most part. U.S. Treasury inflation-protected securities, which are impacted negatively by both rising interest rates and falling inflation, continued to underperform during the period. They performed well over the first four months of the New Year before selling off — sharply at first, and then steadily through the Funds’ fiscal year end.

Spread sectors — areas of the market that offer a higher yield than government debt in return for assuming more credit risk (including corporate, mortgage-backed securities and asset-backed securities) — performed well during the fiscal year, despite varying degrees of volatility among sectors during periods of stress, especially during the third quarter of 2015.

Investment-grade U.S. corporate debt was positive over the full period, despite early-2015 gains having mostly eroded by the end of the second quarter. High-yield corporates (which are below investment grade and carry greater credit risk) had a volatile, ultimately unproductive fourth-quarter 2014 before climbing through late-May 2015 — and finally sharply declining to finish the Funds’ fiscal year with losses.

Globally, emerging-market bonds generally lagged developed markets; but performance varied within the segment. Local-currency emerging-market bonds had steep losses, while external-currency (foreign-currency denominated) bonds were only slightly negative.

Market developments — Commodities

Commodity prices (as measured by the Reuters/Jefferies CRB Index) began the Funds’ fiscal year with a continuation of declines that began in mid-2014 and proceeded until late January 2015. The slide recommenced in earnest during May, continuing through the end of the period aside from a slight rebound in late August. Energy prices — especially oil — were clear laggards within the commodity complex, followed at a distance by industrial metals and then by precious metals. Agricultural commodities were mixed, with corn and wheat in positive territory at the fiscal year end.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

Our view

Economic and market cycles in recent years have been disjointed and out of sync from region to region and country to country. Volatility notwithstanding, it is our expectation that monetary policies will remain far more expansionary and for longer in Japan, Europe and the rest of the world compared to the U.S. It’s our strong conviction that developed economies will not only avoid recession but will actually step up the pace of growth in the year ahead. If demand flags in those regions, deflationary pressures will probably intensify.

On behalf of SEI, I want to thank you for your confidence in the SEI Institutional Managed Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Fund

I. Objective:

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. During the fiscal year ended September 30, 2015, the Fund utilized the following sub-advisers: AJO, L.P., Waddell + Reed Management Company, Brown Advisory LLC, AQR Capital Management, LLC, BlackRock Investment Management, LLC, Jackson Square Partners, LLC, LSV Asset Management, Coho Partners, Ltd., Brandywine Global Investment Management LLC and Snow Capital Management, LP. During the fiscal year ended September 30, 2015, sub-advisers AJO, L.P., Waddell + Reed Management Company and Brown Advisory LLC were terminated from the Fund, while Brandywine Global Investment Management, LLC, Snow Capital Management, LP and Coho Partners, LTD were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Large Cap Fund, Class A, returned -1.73%. The Fund’s benchmark — the Russell 1000 Index — returned -0.61%.

IV. Performance Discussion

The market, which ended at -0.61%, presented two conflicting themes during the Fund’s fiscal year. Between September 2014 and May of 2015, the market increased 9.0% on improving economic data, rising prospects for the U.S. consumer due to lower gas prices, and expectations of an interest-rate increase by the U.S. Federal Reserve (the “Fed”). However, as addressed in the enclosed shareholder letter, the market receded in the third quarter during a market correction driven by fears of decelerating economic growth in China, emerging-markets growth concerns, and continued downward pressure on oil prices and commodities. In addition, the Fed delayed an increase in interest rates, citing that target levels for inflation and sustained consumer price increases had yet to occur.

From a sector perspective, improving prospects for the U.S. consumer as well as an effective tax cut from falling oil and gas prices resulted in outperformance in the consumer discretionary sector, which increased 11% during the Fund’s fiscal year. However, the energy and materials sectors were demonstrable laggards for the period, falling by 31% and 17% respectively, due to decreased demand for commodities and emerging-markets growth concerns. The Fund experienced its strongest gains versus the benchmark within the healthcare sector, predominantly from allocations to biotechnology and other momentum-oriented areas. Meanwhile, poor stock selection within the consumer discretionary sector, which was strongly appreciating, generated the weakest relative returns during the period.

From a sub-adviser perspective, Brown Advisory LLC, our aggressive growth manager, delivered the strongest excess returns — prior to their termination from the Fund in July 2015 — largely due to stock-selection following a difficult few years. Jackson Square Partners, LLC also performed well as growth stocks sustained a tailwind to value stocks. Quantitative managers, AQR Capital Management, LLC, AJO, L.P. and LSV Asset Management had muted returns for the period as momentum stocks performed well, while value stocks generally struggled late in the year. Our deeper-value managers, including Snow Capital Management, LP and Brandywine Global Investment Management, LLC, struggled during the third quarter as commodity-related concerns dramatically increased. As a result, they generated the least excess return during the period.

Glossary:

Momentum: Momentum stocks are those whose prices are expected to keep moving in the same direction (either up or down) and are not likely to change direction in the short-term.

Quantitative: Quantitative analysis is based on computer-driven models.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Fund (Concluded)

Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Fund, Class A†	-1.73%	12.00%	12.25%	11.70%
Large Cap Fund, Class Y	N/A	N/A	N/A	-5.74%	*
Russell 1000 Index	-0.61%	12.66%	13.42%	12.96%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A shares were offered beginning 10/01/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Value Fund

I. Objective:

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2015: Brandywine Global Investment Management LLC, Coho Partners, Ltd., Snow Capital Management, LP, AJO L.P. and LSV Asset Management. During the fiscal year ended September 30, 2015, Brandywine Global Investment Management LLC and Lazard Asset Management LLC were removed from the Fund, while Coho Partners, Ltd., Snow Capital Management, LP and SIMC were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Large Cap Value Fund, Class A, returned -6.15%. The Fund’s benchmark — the Russell 1000 Value Index — returned -4.42%.

IV. Performance Discussion

The market, which ended at -4.42%, presented two conflicting themes during the Fund’s fiscal year. Between September 2014 and May of 2015, the market increased 9.0% on improving economic data, rising prospects for the U.S. consumer due to lower gas prices, and expectations of an interest-rate increase by the U.S. Federal Reserve (the “Fed”). However, as addressed in the enclosed shareholder letter, the market receded in the third quarter during a market correction driven by fears of decelerating economic growth in China, emerging-markets growth concerns, and continued downward pressure on oil prices and commodities. In addition, the Fed delayed an increase in interest rates, citing that target levels for inflation and sustained consumer price increases had yet to occur.

From a sector perspective, healthcare was the top performer as it appreciated by 7%. However, the energy and materials sectors were demonstrable laggards for the period, falling by 30% and 21% respectively, due to decreased demand for commodities and emerging-markets growth concerns. The Fund achieved its best gains versus the benchmark within the energy sector, attributable to defensive stock selection within the struggling sector early within the Fund’s fiscal year. An underweight to real estate investment trusts (“REITs”) inside the financial sector had the weakest relative performance during the period.

From a sub-adviser perspective, AJO L.P. and Lazard Asset Management LLC, our relative value managers, recorded the strongest excess returns during the period due to their higher allocations to momentum stocks and prudent risk controls. Both Brandywine Global Investment Management LLC and Snow Capital Management LLC, our deep-value fundamental managers, struggled for the period, as their process favors the more cyclical and industrial areas of the market, which are related to commodities and the source of current market dislocations. Both Coho Partners, Ltd. and SIMC’s factor-based strategies, which are relatively new allocations to the Fund, added value for the portion of the year in which they were in the Fund, as the market provided tailwinds to their investment processes.

Glossary:

Cyclical: Cyclical sectors or stocks are those whose performance is closely tied to the economic environment and business cycle. Managers with a pro-cyclical market view tend to favor stocks that are more sensitive to movements in the broad market and therefore tend to have more volatile performance.

Defensive: Defensive sectors or stocks tend to be less sensitive to movements in the broad market.

Fundamentals: Fundamentals refers to data that can be used to assess a country or company’s financial health such as amount of debt, level of profitability, cash-flow, inventory size etc.

Momentum: Momentum stocks are those whose prices are expected to keep moving in the same direction (either up or down) and are not likely to change direction in the short-term.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Value Fund (Concluded)

Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception
Large Cap Value Fund, Class A	-6.15%	11.19%	11.58%	4.92%	8.54%
Large Cap Value Fund, Class I	-6.34%	10.95%	11.32%	4.68%	8.24%
Russell 1000 Value Index	-4.42%	11.59%	12.29%	5.71%	9.43%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A and Class I, versus the Russell 1000 Value Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Growth Fund

I. Objective:

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2015: BlackRock Investment Managers, LLC, INTECH Investment Management, LLC, Brown Advisory LLC and Jackson Square Partners, LLC. During the fiscal year ended September 30, 2015, INTECH Investment Management, LLC and Brown Advisory LLC were removed from the Fund, while BlackRock Investment Managers, LLC and SIMC were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Large Cap Growth Fund, Class A, returned 2.87%. The Fund’s benchmark — the Russell 1000 Growth Index — returned 3.17%.

IV. Performance Discussion

The market, which ended up 3.17%, presented two conflicting themes during the Fund’s fiscal year. Between September 2014 and May of 2015, the market increased 9.0% on improving economic data, rising prospects for the U.S. consumer due to lower gas prices, and expectations of an interest-rate increase by the U.S. Federal Reserve (the “Fed”). However, as addressed in the enclosed shareholder letter, the market receded in the third quarter during a market correction driven by fears of decelerating economic growth in China, emerging-markets growth concerns, and continued downward pressure on oil prices and commodities. In addition, the Fed delayed an increase in interest rates, citing that target levels for inflation and sustained consumer price increases had yet to occur.

From a sector perspective, improving prospects for the U.S. consumer as well as an effective tax cut from falling oil and gas prices resulted in outperformance in the consumer discretionary sector, which increased 13% during the Fund’s fiscal year. However, the energy and materials sectors were demonstrable laggards for the period, falling by 40% and 13% respectively, due to decreased demand for commodities and emerging-markets growth concerns. The Fund experienced its strongest gains versus the benchmark within the financial sector, which continued to slowly improve from the 2007-2008 real-estate bubble. Meanwhile, poor stock selection within consumer discretionary sector, which was strongly appreciating, generated the weakest relative returns of all sectors during the period.

From a sub-adviser perspective, INTECH Investment Management, LLC, our statistical-rebalancing manager, recorded the highest excess returns as the generally-improving backdrop of the first half of 2015 created an environment conducive to its strategy. Jackson Square Partners, LLC, our concentrated quality growth manager, had modest performance during an environment that continues to favor their process. In particular, Jackson Square Partners, LLC struggled based upon stock selection within the consumer discretionary and energy sectors. BlackRock Investment Managers, LLC, a fundamental growth manager, underperformed for most of the period attributable to its higher allocation to momentum stocks earlier within the Fund’s fiscal year.

Glossary:

Fundamentals: Fundamentals refers to data that can be used to assess a country or company’s financial health such as amount of debt, level of profitability, cash-flow, inventory size etc.

Momentum: Momentum stocks are those whose prices are expected to keep moving in the same direction (either up or down) and are not likely to change direction in the short-term.

Large Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Growth Fund, Class A	2.87%	11.88%	12.86%	6.70%	7.74%
Large Cap Growth Fund, Class I	2.65%	11.64%	12.61%	6.46%	7.43%
Russell 1000 Growth Index	3.17%	13.61%	14.47%	8.09%	8.67%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Large Cap Growth Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A and Class I, versus the Russell 1000 Growth Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Tax-Managed Large Cap Fund

I. Objective:

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2015: AQR Capital Management, LLC, BlackRock Investment Management LLC, Jackson Square Partners, LLC, LSV Asset Management, Coho Partners, Ltd., Brandywine Global Investment Management LLC and Snow Capital Management, LP. During the fiscal year ended September 30, 2015, sub-advisers AJO, L.P., Waddell + Reed Management Company and Brown Advisory LLC were terminated from the Fund, while Brandywine Global Investment Management LLC, Snow Capital Management, LP, Coho Partners, Ltd. and SIMC were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Tax-Managed Large Cap Fund, Class A, returned -1.99%. The Fund’s benchmark — the Russell 1000 Index — returned -0.61%.

IV. Performance Discussion

The market, which ended at -0.61%, presented two conflicting themes during the Fund’s fiscal year. Between September 2014 and May of 2015, the market increased 9.0% on improving economic data, rising prospects for the U.S. consumer due to lower gas prices, and expectations of an interest-rate increase by the U.S. Federal Reserve (the “Fed”). However, as addressed in the enclosed shareholder letter, the market receded in the third quarter during a market correction driven by fears of decelerating economic growth in China, emerging-markets growth concerns, and continued downward pressure on oil prices and commodities. In addition, the Fed delayed an increase in interest rates, citing that target levels for inflation and sustained consumer price increases had yet to occur.

From a sector perspective, improving prospects for the U.S. consumer as well as an effective tax cut from falling oil and gas prices resulted in outperformance in the consumer discretionary sector, which increased 11% during the Fund’s fiscal year. However, the energy and materials sectors were demonstrable laggards for the period, falling by 31% and 17% respectively, due to decreased demand for commodities and emerging-markets growth concerns. The Fund generated its strongest gains versus the benchmark within the healthcare sector, predominantly from allocation gains to biotechnology and other momentum-oriented areas. Meanwhile, poor stock selection within the consumer discretionary sector, which appreciated significantly, generated the weakest relative returns of all sectors during the period.

From a sub-adviser perspective, Brown Advisory LLC, our aggressive growth manager, generated strong returns — prior to their July termination — based largely upon stock selection following a difficult few years. Jackson Square Partners, LLC also performed well for the period as growth sustained a tailwind to value. Quantitative managers AQR Capital Management, LLC, AJO, L.P. and LSV Asset Management had muted returns for the period as momentum performed well, while value generally struggled late in the year. Our deeper value managers, including Snow Capital Management, LP and Brandywine Global Investment Management LLC, struggled during the third quarter as commodity-related concerns dramatically increased, resulting in these managers generating the least excess return during the period.

Glossary:

Momentum: Momentum stocks are those whose prices are expected to keep moving in the same direction (either up or down) and are not likely to change direction in the short-term.

Quantitative: Quantitative analysis is based on computer-driven models.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Tax-Managed Large Cap Fund (Concluded)

Tax-Managed Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Large Cap Fund, Class A†	-1.99%	12.19%	12.59%	6.01%	4.69%
Tax-Managed Large Cap Fund, Class Y	N/A	N/A	N/A	N/A	-6.04%	*
Russell 1000 Index	-0.61%	12.66%	13.42%	6.95%	5.79%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A, versus the Russell 1000 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 3/5/98. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

12	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

S&P 500 Index Fund

I. Objective:

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

During the fiscal year ended September 30, 2015, the Fund used a single sub-adviser, State Street Global Advisors (“SSgA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the S&P 500 Index Fund, Class A, returned -0.97%. The Fund’s benchmark — the S&P 500 Index — returned -0.61%.

IV. Performance Discussion

The market, which ended at -0.61%, presented two conflicting themes during the Fund’s fiscal year. Between September 2014 and May of 2015, the market increased 9.0% on improving economic data, rising prospects for the U.S. consumer due to lower gas prices, and expectations of an interest-rate increase by the U.S. Federal Reserve (the “Fed”). However, as addressed in the enclosed shareholder letter, the market receded in the third quarter during a market correction driven by fears of decelerating economic growth in China, emerging-markets growth concerns, and continued downward pressure on oil prices and commodities. In addition, the Fed delayed an increase in interest rates, citing that target levels for inflation and sustained consumer price increases had yet to occur.

From a sector perspective, improving prospects for the U.S. consumer as well as an effective tax cut from falling oil and gas prices resulted in outperformance in the consumer discretionary sector, which increased 11% during the Fund’s fiscal year. However, energy and materials were demonstrable laggards for the period, falling by 31% and 17% respectively, due to decreased demand for commodities and emerging-markets growth concerns.

Use of Derivatives

Derivatives may be used within this passive fund to provide increased efficiency at handling cash flows for replicating the Fund’s benchmark exposures. They are not used for speculation purposes.

S&P 500 Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	-0.97%	11.96%	12.90%	6.40%	7.30%
S&P 500 Index Fund, Class I	-1.19%	11.72%	12.66%	6.16%	7.01%
S&P 500 Index	-0.61%	12.40%	13.34%	6.80%	7.73%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A and Class I, versus the S&P 500 Index

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class E	-0.77%	12.17%	13.12%	6.58%	10.16%
S&P 500 Index	-0.61%	12.40%	13.34%	6.80%	7.73%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

S&P 500 Index Fund (Concluded)

Comparison of Change in the Value of a $5,000,000 Investment in the S&P 500 Index Fund, Class E, versus the S&P 500 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 2/28/96. Class E Shares were offered beginning 7/31/85. Class I Shares were offered beginning 6/28/02. The performance of Class I Shares prior to 6/28/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Effective 7/31/97, the Board of Trustees approved the renaming of Class A and Class E shares to Class E and Class A shares, respectively. In addition, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Small Cap Fund

I. Objective:

The Small-Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: AllianceBernstein, L.P., AQR Capital Management, LLC, EAM Investors, LLC, Fiduciary Management Associates, LLC, Integrity Asset Management, LLC, Robeco Investment Management, Inc., and Snow Capital Management, LP. During the one-year period ending September 30, 2015, sub-advisers J.P. Morgan Investment Management Inc., William Blair & Company LLC and Montibus Capital Management LLC were terminated from the Fund, with State Street Global Advisors (“SSgA”) currently managing the transition for the assets formerly held by Montibus. Sub-advisers EAM Investors, LLC and Snow Capital Management, LP were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Small Cap Fund, Class A, returned -0.24%. The Fund’s benchmark — the Russell 2000 Index — returned 1.25%.

IV. Performance Discussion

For the 12 months ending September 30, 2015, the market told a tale of two halves and increased volatility, reflecting a double-digit increase from September 2014 to June of 2015 on the continued later stages of market expansion, good earnings growth and the outlook for a healthy economy. However, the market declined nearly as much in the third quarter, resulting from global financial-market stress precipitated by China’s stock market rout and devaluation of its currency (the renminbi), emerging-market growth concerns and the delayed increase in U.S. interest rates. From a sector perspective, healthcare and utilities performed best due to their stable growth. As addressed in the enclosed shareholder letter, energy was the worst performing sector, falling by 59% (relative to the Russell 2000 Index)

on the back of the significant decline in crude oil prices due to the increase in North American shale production and no supply-side response from the Organization of the Petroleum Exporting Countries (“OPEC”). Other cyclical sectors, including materials and industrials, experienced significant declines. Selection in industrials and technology hindered the Fund’s performance, as did a slight overweight in energy and industrials. However, an overweight in healthcare and strong stock selection in financials were beneficial.

SEI sub-adviser EAM Investors, LLC provided the best performance, with momentum providing a tailwind, which was evident in their strong stock selection across all sectors, notably within healthcare and biotechnology. Montibus Capital Management LLC and Fiduciary Management Associates, LLC also delivered positive performance due to strong stock selection in consumer discretionary and financials. Conversely, our deep-value managers struggled both with poor stock selection in energy and industrials, as their investment process led them to discounted companies which continued to get cheaper as the price of crude oil fell unabated over the last 12 months.

Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small Cap Fund, Class A†	-0.24%	11.30%	10.86%	10.99%
Small Cap Fund, Class Y	N/A	N/A	N/A	-6.83%	*
Russell 2000 Index	1.25%	11.02%	11.73%	12.00%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2015	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Small Cap Fund (Concluded)

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 10/01/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

16	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Small Cap Value Fund

I. Objective:

The Small-Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Fiduciary Management Associates, LLC, LMCG Investments, LLC, LSV Asset Management, Martingale Asset Management, L.P., WPG Robeco Investment Management, Inc., Security Capital Research + Management Incorporated and William Blair + Company, LLC. During the one-year period ending September 30, 2015, LMCG Investments, LLC, changed its name from Lee Munder Capital Group, LLC and sub-adviser Artisan Limited Partners was terminated from the Fund.

III. Returns

For the full year ended September 30, 2015, the Small Cap Value Fund, Class A, returned -0.76%. The Fund’s benchmark — the Russell 2000 Value Index — returned -1.60%.

IV. Performance Discussion

For the 12 months ending September 30, 2015, the market told a tale of two halves and increased volatility, with steady growth from September 2014 to June of 2015 on the continued later stages of market expansion, good earnings growth and the outlook for a healthy economy. However, the market declined in the third quarter, resulting from global financial-market stress precipitated by China’s stock market rout and devaluation of its currency (the renminbi), emerging-market growth concerns and the delayed increase in U.S. interest rates, causing investors to reduce risk. From a sector perspective, defensives including healthcare, consumer staples and utilities were the top three performers as steady earnings growth fueled the higher returns. As addressed in the enclosed shareholder letter, energy was the significant underperformer, down by over 63% (relative to the Russell 2000 Value Index) on the back of the significant decline in crude oil prices, due to the increase in North American shale production and no supply-side response from the Organization of the

Petroleum Exporting Countries (“OPEC”). Materials and industrials performed poorly as they also suffered from falling commodity prices. Stock selection in financials contributed to performance, primarily from more defensive real estate investment trust (“REIT”) positions. Selection within materials, technology and consumer discretionary was also strong. However, selection within healthcare and industrials was weak. Allocation detracted due to an overweight in energy and underweight in financials. SEI sub-adviser Fiduciary Management Associates LLC was the top performer with strong stock selection in nine out of ten sectors, namely technology and materials. WPG Robeco Investment Management, Inc. struggled with poor stock selection, namely in energy, as their deep value strategy attracted them to cheap companies, which only became cheaper during the year as crude oil continued its steep decline.

Small Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Value Fund, Class A	-0.76%	10.12%	9.86%	5.42%	9.82%
Small Cap Value Fund, Class I	-0.99%	9.89%	9.61%	5.18%	9.50%
Russell 2000 Value Index	-1.60%	9.18%	10.17%	5.35%	10.13%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A and Class I, versus the Russell 2000 Value Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. The performance of Class I Shares prior to 2/11/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Small Cap Growth Fund

I. Objective:

The Small-Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: AllianceBernstein, L.P., AQR Capital Management, LLC, J.P. Morgan Investment Management Inc. EAM Investors LLC and Arrowpoint Asset management, LLC. During the one-year period ending September 30, 2015, sub-adviser Janus Capital Management, LLC and Montibus were terminated from the Fund with State Street Global Advisors (“SSgA”) currently managing the transition for the assets formerly held by Montibus. Sub-advisers EAM Investors, LLC and Arrowpoint Asset Managers, LLC were added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Small Cap Growth Fund, Class A, returned 2.50%. The Fund’s benchmark — the Russell 2000 Growth Index — returned 4.04%.

IV. Performance Discussion

For the 12 months ending September 30, 2015, the market told a tale of two halves and increased volatility by reflecting a double-digit increase from September 2014 to June of 2015 on the continued later stages of market expansion, good earnings growth and the outlook for a healthy economy. Biotechnology, healthcare and technology stocks provided leadership as strong earnings growth and momentum fueled the higher returns. However, the market declined in the third quarter, resulting from global financial-market stress precipitated by China’s stock market rout and devaluation of its currency (the renminbi), emerging-market growth concerns and the delayed increase in U.S. interest rates, causing investors to reduce risk. Healthcare and technology were the top performers. As addressed in the enclosed shareholder letter, energy was the significant underperformer, down by more than 50% (relative to the Russell 2000 Growth Index) on the back of the significant decline in crude oil prices, due to the increase in North American shale production and no supply-side response from the Organization of the Petroleum Exporting Countries (“OPEC”). Materials and industrials also performed poorly as they suffered from the fall of commodity prices. Stock selection was the main detractor in performance as selection in healthcare was adversely impacted from biotechnology and medical technology stocks that fell much more than the market. Allocation detracted due to an overweight in energy and industrials. SEI sub-adviser AQR Capital Management, LLC was the top performer due to strong stock selection in eight out of ten sectors, namely healthcare and consumer discretionary. AllianceBernstein, L.P. struggled with poor stock selection in technology and healthcare.

Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Growth Fund, Class A	2.50%	12.89%	12.71%	5.03%	8.91%
Small Cap Growth Fund, Class I	2.23%	12.59%	12.42%	4.76%	8.59%
Russell 2000 Growth Index	4.04%	12.85%	13.26%	7.67%	7.33%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A and Class I, versus the Russell 2000 Growth Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 4/20/92 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 08/06/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Tax-Managed Small/Mid Cap Fund

I. Objective:

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: AllianceBernstein, L.P., LMCG Investments, LLC, William Blair + Company, LLC, Snow Capital Management LP and CastleArk Management, LLC. During the one-year period ending September 30, 2015, LMCG Investments, LLC, changed its name from Lee Munder Capital Group, LLC and sub-advisers J.P. Morgan Investment Management Inc, Parametric Portfolio Associates LLC and Wellington Management Company, LLP were terminated from the Fund with sub-advisers CastleArk Management, LLC, SIMC and Snow Capital Management, LP added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Tax-Managed Small/Mid Cap Fund, Class A, returned 0.58%. The Fund’s benchmark — the Russell 2500 Index — returned 0.38%.

IV. Performance Discussion

For the 12 months ending September 30, 2015, the market told a tale of two halves and increased volatility, with steady growth from September 2014 to June of 2015 on the continued later stages of market expansion, good earnings growth and the outlook for a healthy economy. However, the market declined nearly as much in the third quarter, resulting from global financial-market stress precipitated by China’s stock market rout and devaluation of its currency (the renminbi), emerging-market growth concerns and the delayed increase in U.S. interest rates. From a sector perspective, consumer discretionary and defensive sectors consumer staples and healthcare performed best due to their stable growth. The consumer benefited from increased job growth, wages and a decline in gas prices which boosted corporate profits for the consumer sectors. As addressed in the enclosed shareholder letter, energy was the worst performing sector, down 31% (relative to the Russell 2500 Index) on the back of the significant decline in crude oil prices, due to the increase in North American shale production and no supply-side response from the Organization of the Petroleum Exporting Countries (“OPEC”). Other cyclical sectors, including materials and industrials, were also significantly down as a result of falling commodity prices. Stock selection was strong across most sectors, particularly in technology, energy and financials, lagging mainly in industrials as even companies with indirect exposure to commodities were oversold.

SIMC was the best performing manager as the stability weighting and overall risk management augmented performance in the market decline. SEI sub-advisers CastleArk Management, LLC and William Blair & Company, LLC also performed relatively well due to allocations to high-quality, stable companies. Snow Capital Management, LP underperformed due to their exposure to cyclical sectors such as energy and industrials, as cheap companies continued to get cheaper amid falling commodity prices throughout the year.

Tax-Managed Small/Mid Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Small/Mid Cap Fund, Class A†	0.58%	12.21%	11.76%	5.80%	6.25%
Tax-Managed Small/Mid Cap Fund, Class Y	N/A	N/A	N/A	N/A	-5.17%	*
Russell 2500 Index	0.38%	12.39%	12.69%	7.40%	7.82%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class A, versus the Russell 2500 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2015	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Tax-Managed Small/Mid Cap Fund (Concluded)

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

20	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Mid-Cap Fund

I. Objective:

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund used a single sub-adviser, Quantitative Management Associates LLC (“QMA”) under the general supervision of SEI Investments Management Corporation (“SIMC”) as of September 30, 2015. For the one-year period ending September 30, 2015, sub-advisers J.P. Morgan Investment Management, Inc. and LMCG Investments, LLC (formerly Lee Munder Capital Group, LLC) were terminated from the Fund.

III. Returns

For the full year ended September 30, 2015, the Mid-Cap Fund, Class A, returned 0.67%. The Fund’s benchmark — the Russell Midcap Index — returned -0.25%.

IV. Performance Discussion

For the 12 months ending September 30, 2015, the market told a tale of two halves and increased volatility, with steady growth from September 2014 to June of 2015 on the continued later stages of market expansion, good earnings growth and the outlook for a healthy economy. However, the market declined in the third quarter, resulting from global financial-market stress precipitated by China’s stock market rout and devaluation of its currency (the renminbi), emerging-market growth concerns and the delayed increase in U.S. interest rates. From a sector perspective, defensives consumer staples and healthcare performed best due to their stable growth. As addressed in the enclosed shareholder letter, energy was the worst performing sector, down 45% (relative to the Russell Midcap Index) on the back of the significant decline in crude oil prices, due to the increase in North American shale production and no supply-side response from the Organization of the Petroleum Exporting Countries (“OPEC”). Other cyclical sectors, including materials and industrials, were also down significantly due to falling commodity prices. Stock selection was strong across most sectors, particularly in technology (as several software holdings were up >25%), energy (beneficiaries of mergers and acquisitions) and industrials. Consumer discretionary lagged mainly from retail selection, which did not meet lofty expectations. SEI sub-adviser QMA delivered strong stock selection in seven out of ten sectors. However, they were challenged by an overweight to the energy sector.

Mid-Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Mid-Cap Fund, Class A	0.67%	14.25%	12.99%	6.58%	9.77%
Mid-Cap Fund, Class I	0.43%	13.98%	12.70%	6.32%	9.47%
Russell Midcap Index	-0.25%	13.91%	13.40%	7.87%	10.83%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A and Class I, versus the Russell Midcap Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 2/16/93 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

U.S. Managed Volatility Fund

I. Objective:

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: AJO, LLC, Analytic Investors, LLC, and LSV Asset Management. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the U.S. Managed Volatility Fund, Class A, returned 4.61%. The Fund’s benchmark — the Russell 3000 Index —returned -0.49%.

IV. Performance Discussion

For the full year ended September 30, 2015, equity markets had been struggling to rally while also exhibiting high levels of volatility — predominantly in the third quarter of 2015, as addressed in the enclosed shareholder letter. The modest performance of risky assets during the Fund’s fiscal year was impacted by plunging oil and other commodity prices, the U.S. dollar rally, the U.S. Federal Reserve Bank’s dovish stance related to raising interest rates, the European Central Bank’s launch of quantitative easing, the deceleration of economic growth in China, the emerging markets sell-off, and slowing global growth.

The U.S. Managed Volatility fund attempts to minimize drawdowns in stressful times, and thus it managed to deliver positive excess returns with a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. Hence, the focus on low-risk names and defensive sectors resulted in the Fund’s outperformance for the period. This meant benefiting from underweights to the volatile and plunging energy and materials sectors, and instead leaning towards defensive sectors, namely staples and utilities. The overweights to healthcare and consumer staples also proved highly beneficial due to increased mergers and acquisitions activity in these industries. The Fund also added value from positive stock selection by holding some names within the insurance and capital goods industries and by holding some small-cap stocks.

At a manager level, all three managers managed to beat the market, attributable to higher allocations to low-risk stocks and defensive sectors. However, Analytic performed best with particularly strong selection effects in U.S. small-cap stocks and consumer staples.

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A†	4.61%	13.70%	14.32%	7.78%	8.47%
U.S. Managed Volatility Fund, Class I†	4.43%	13.43%	14.04%	7.48%	8.16%
U.S. Managed Volatility Fund, Class Y	N/A	N/A	N/A	N/A	-1.97%	*
Russell 3000 Index	-0.49%	12.53%	13.28%	6.92%	7.50%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A and Class I, versus the Russell 3000 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 10/28/04 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 06/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in

22	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Global Managed Volatility Fund

I. Objective:

The Global Managed Volatility Fund (the “Fund”) seeks to provide Capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Acadian Asset Management LLC and Analytic Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Global Managed Volatility Fund, Class A, returned 5.87%. The Fund’s benchmark — the MSCI World 100% USD Hedged Index — returned -0.92%.

IV. Performance Discussion

For the full year ended September 30, 2015, equity markets had been struggling to rally while also exhibiting high levels of volatility — predominantly in the third quarter of 2015, as addressed in the enclosed shareholder letter. The modest performance of risky assets during the Fund’s fiscal year was impacted by plunging oil and other commodity prices, the U.S. dollar rally, the U.S. Federal Reserve Bank’s dovish stance related to raising interest rates, the European Central Bank’s launch of quantitative easing, the deceleration of economic growth in China, the emerging markets sell-off, and slowing global growth.

The Global Managed Volatility Fund attempts to minimize drawdowns in stressful times, and thus it managed to deliver positive excess returns and with a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. Hence, the focus on low-risk names and defensive sectors was the most determinant factor of the Fund’s outperformance for the period. This meant benefiting from underweights to the volatile and plunging energy and materials sectors, and instead leaning toward defensive sectors, namely consumer staples and utilities. The overweight to consumer staples also proved highly beneficial due to increased mergers and acquisitions activity in the industry. The Fund also added value from positive stock selection by holding non-bank names, in addition to holding names within the healthcare and consumer staples industries. Strong positive selection was also observed in small-cap stocks.

At a manager level, Acadian Asset Management LLC outperformed, whereas Analytic Investors, LLC slightly underperformed. While Analytic Investors, LLC’s overweight to defensive sectors was highly positive, its allocation to commodities-based countries, Canada and Australia, detracted. Both managers focused on low-volatility sectors and names in a period when investors were seeking safety, which contributed to Fund performance.

Use of Derivatives

The Fund used derivatives were to equitize cash and hedge currency risk. In April 2015, the Fund implemented a change to its currency-hedging strategy, shifting from hedging 100% of non-U.S. dollar-denominated assets to hedging 50% of these assets. For U.S. dollar investors, the adjusted hedging strategy only marginally increases risk, while balancing this against increased performance. In addition, the strategy change lowers the costs associated with hedging.

Indeed, for the year ended 30 September 2015, hedging the currency risk was an important driver of the Fund’s outperformance. The biggest active weights were found in commodity-based countries such as Canada and Australia, alongside European countries. Thus hedging back to U.S. dollar from local currency significantly boosted performance given the dollar’s rally during the Fund’s fiscal year.

Global Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A†	5.87%	11.58%	10.64%	4.00%
Global Managed Volatility Fund, Class I†	5.43%	11.29%	10.32%	3.69%
Global Managed Volatility Fund, Class Y	N/A	N/A	N/A	1.12%	*
MSCI World 100% USD Hedged Index	-0.92%	11.73%	9.96%	5.04%

24	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A and Class I, versus the MSCI World 100% USD Hedged Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 06/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Tax-Managed Managed Volatility Fund

I. Objective:

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Analytic Investors LLC, AJO, L.P., and LSV Asset Management. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Tax-Managed Managed Volatility Fund, Class A, returned 5.92%. The Fund’s benchmark — the Russell 3000 Index — returned -0.49%.

IV. Performance Discussion

For the full year ended September 30, 2015, equity markets had been struggling to rally while also exhibiting high levels of volatility — predominantly in the third quarter of 2015, as addressed in the enclosed shareholder letter. The modest performance of risky assets during the Fund’s fiscal year was impacted by plunging oil and other commodity prices, the U.S. dollar rally, the U.S. Federal Reserve Bank’s dovish stance related to raising interest rates, the European Central Bank’s launch of quantitative easing, the deceleration of economic growth in China, the emerging markets sell-off, and slowing global growth.

The Fund attempts to minimize drawdowns in stressful times, and thus it managed to deliver positive excess returns and with a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. Hence, the focus on low-risk names and defensive sectors was the most determinant factor of the Fund’s outperformance for the period. This meant benefiting from underweights to the volatile and plunging energy and materials sectors, and instead leaning towards defensive sectors, namely consumer staples and utilities. The overweights to the healthcare and consumer sectors also proved highly beneficial due to increased mergers and acquisitions activity in these industries. The Fund also added value from positive stock selection by holding some names within the insurance industry and some small cap-stocks.

At a manager level, all three managers managed to beat the market, attributable to higher allocations to low-risk stocks and defensive sectors. However, Analytic Investors LLC performed best, with particularly strong selection effects in U.S. small-cap stocks, and selection within the financial and consumer staples sectors.

Tax-Managed Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Tax-Managed Managed Volatility Fund, Class A†	5.92%	13.69%	13.89%	8.13%
Tax-Managed Managed Volatility Fund, Class Y	N/A	N/A	N/A	-2.17%	*
Russell 3000 Index	-0.49%	12.53%	13.28%	6.06%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class A, versus the Russell 3000 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of April 30, 2015.

N/A	— Not Available

26	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Real Estate Fund

I. Objective:

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Center Square Investment Management (formerly, Urdang Capital Management Inc.) and Security Capital Research and Management, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Real Estate Fund, Class A, returned 11.44%. The Fund’s benchmark — Wilshire U.S. Real Estate Securities Index — returned 12.01%.

IV. Performance Discussion

The real estate investment trust (“REIT”) market experienced a double-digit rise from September 30, 2014 until the end of January 2015, attributable to increased real-estate prices and low interest rates. However, as noted in the enclosed shareholder letter, the market steadily gave back some of that performance in the second- and third-quarters of 2015 as the external pressures of slowing emerging-markets growth and increases in global financial stress gripped the market. Notably, the market returned a double-digit increase for the 12 months ending September 30, 2015 as investors were attracted to its high yield, good cash flows and overall defensive nature. Specialized and residential REITs posted notable gains, while hotel and resort REITs performed poorly. SEI sub-adviser Center Square Investment Management had strong stock selection, particularly in healthcare and retail, while Security Capital Research and Management, Inc. struggled with selection in hotels and resorts.

Real Estate Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Estate Fund, Class A†	11.44%	9.39%	11.65%	6.04%	9.12%
Real Estate Fund, Class I†	11.16%	9.13%	11.40%	5.79%	8.87%
Real Estate Fund, Class Y	N/A	N/A	N/A	N/A	-2.97%	*
Wilshire U.S. Real Estate Securities Index	12.01%	10.26%	12.55%	6.79%	9.64%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A and Class I, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 11/13/03 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Enhanced Income Fund

I. Objective:

The Enhanced Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2015: Wellington Management Company, LLP and Ares Management LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Enhanced Income Fund, Class A, returned 0.07%. The Fund’s benchmark — BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index — returned 0.25%.

IV. Performance Discussion

The Fund’s diversified approach was beneficial during a volatile year through exposure to bank loans, short-duration corporate credit and securitized assets. While bank loans performed well early in the Fund’s fiscal year, performance suffered more recently. Fortunately other sectors in the Fund, specifically asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and high-quality bank issues, helped offset these declines. The asset-backed sector also performed well as investors became comfortable with the collateral in these structures. The financial sector experienced positive performance as increased regulation resulted in more conservative capital management by financial institutions, which is favorable to bondholders. Despite the challenging environment for below investment-grade credit in the third quarter of 2015 noted in the shareholder letter, bank loans provided attractive returns as collateralized loan obligation (“CLO”) demand was a fundamental support.

Overall, the largest contributors to the Fund’s absolute return were exposures to bank loans, ABS and the investment-grade corporates financials sector. From a sub-adviser perspective, Wellington Management Company, LLP, which manages the Fund’s exposure to ABS and financial-sector bonds, contributed to both absolute and relative performance. However, relative to the benchmark, Wellington Management Company, LLP’s exposures to the utilities and non-corporate sectors detracted as utilities have been out-of-favor relative to other sectors (i.e. financials). In the non-corporates sector, issue-specific exposure to commodity-sensitive entities detracted as the overall commodities sector has been under pressure, as addressed in the shareholder letter. Ares Managment LLC, which managed the Fund’s bank-loan allocation, contributed to absolute and benchmark-relative performance.

Enhanced Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Enhanced Income Fund, Class A†	0.07%	1.42%	2.07%	-0.28%
Enhanced Income Fund, Class I†	-0.06%	1.18%	1.83%	-0.58%
Enhanced Income Fund, Class Y	N/A	N/A	N/A	0.44%	*
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	0.25%	0.26%	0.31%	1.57%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class A and Class I, versus the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 6/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

28	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A	— Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Metropolitan West Asset Management LLC, Western Asset Management Company, Wells Capital Management, Inc., and Jennison Associates LLC. There were no manager changes during the period.

III. Return vs. Benchmark

For the full year ended September 30, 2015, the Core Fixed Income Fund, Class A, returned 2.36%, while the Fund’s benchmark — the Barclays U.S. Aggregate Bond Index — returned 2.94%.

IV. Fund Attribution

As addressed in the enclosed shareholder letter, U.S. Treasury yields generally declined during the fiscal year. Long-term yields fell due to reduced inflation expectations, while short-term yields rose modestly, as the market fruitlessly anticipated a raise in the Federal Funds rate by the U.S. Federal Reserve (the “Fed”). A shorter-duration posture detracted from performance but was offset by the Fund’s yield-curve-flattening bias, which was additive. The Fund maintains a small allocation to below investment-grade credit and emerging-market sovereign bonds, which, as the shareholder letter noted, both sold off due to concerns about slowing global growth and negatively impacted returns. Risk aversion and record new issuance caused investment-grade corporate bond spreads to widen and underperform comparable Treasury bonds, and the Fund’s underweight to corporates was positive. The Fund maintains an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the durable recovery of the housing market over the last several years, mortgage principal pay downs and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive as the demand for and fundamentals of commercial properties improved in-line with modest U.S. economic growth, leading to outperformance. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance as the declining unemployment rate and modest wage growth improved the debt profile of the U.S. consumer, enabling these securities to outperform.

Over the full reporting period, two of the four sub-advisers outperformed the benchmark with Jennison Associates LLC producing the best returns, followed by Wells Capital Management, Inc. Jennison Associates LLC’s yield-curve-flattening bias enhanced returns while Wells Capital Management, Inc. benefitted from security selection within ABS and MBS. Metropolitan West Asset Management LLC underperformed and Western Asset Management Company had the lowest return during the period. Metropolitan West Asset Management LLC’s returns were held back by a shorter duration posture as yields declined while Western Asset Management Company had an overweight to the underperforming corporate sector.

V. Use of Derivatives

Treasury futures and interest swaps were utilized to help manage the Fund’s duration and yield-curve exposure.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A†	2.36%	2.10%	4.05%	5.04%	6.44%
Core Fixed Income Fund, Class I†	2.14%	1.88%	3.82%	4.80%	6.04%
Core Fixed Income Fund, Class Y	N/A	N/A	N/A	N/A	0.69%	*
Barclays U.S. Aggregate Bond Index	2.94%	1.71%	3.10%	4.64%	6.66%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A and Class I, versus the Barclays U.S. Aggregate Bond Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 5/1/87 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of June 30, 2015.

N/A — Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

U.S. Fixed Income Fund

I. Objective

The U.S. Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Western Asset Management Company, Metropolitan West Asset Management LLC, J.P. Morgan Investment Management, Inc., Wells Capital Management Incorporated and Jennison Associates LLC. There were no manager changes in the period.

III. Return vs. Benchmark

For the full year ended September 30, 2015, the U.S. Fixed Income Fund, Class A, returned 2.67%, while the Fund’s benchmark — the Barclays U.S. Aggregate Bond Index — returned 2.94%.

IV. Fund Attribution

As addressed in the enclosed shareholder letter, U.S. Treasury yields generally declined during the fiscal year. Long-term yields fell due to reduced inflation expectations, while short-term yields rose modestly, as the market fruitlessly anticipated a raise in the Federal Funds rate by the U.S. Federal Reserve (the “Fed”). A shorter-duration posture detracted from performance but was offset by the Fund’s yield-curve-flattening bias, which was additive. Risk aversion and record new issuance caused investment-grade corporate bond spreads to widen and underperform comparable Treasury bonds and the Fund’s underweight to corporates was therefore positive. The Fund maintains an allocation to non-agency mortgage-backed-securities (“MBS”), which benefited from the durable recovery of the housing market over the last several years, mortgage principal pay downs and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive as the demand for and fundamentals of commercial properties improved in-line with modest U.S. economic growth, leading to outperformance. Lastly, an overweight to asset-backed securities (“ABS”) benefited performance as the declining unemployment rate and modest wage growth improved the debt profile of the U.S. consumer, enabling these securities to outperform.

Over the full reporting period, three of the Fund’s five sub-advisers outperformed the benchmark. J.P. Morgan Investment Management, Inc. had the highest returns for the year, followed by Jennison Associates LLC and Wells Capital Management Incorporated. Metropolitan West Asset Management LLC and Western Asset Management Company underperformed. Metropolitan West Asset Management LLC’s returns were held back by a shorter duration posture with yields declining, while Western Asset Management Company had an overweight to the underperforming corporate sector.

V. Use of Derivatives

Treasury futures and interest swaps were utilized to help manage the Fund’s duration and yield-curve exposure.

U.S. Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Fixed Income Fund, Class A†	2.67%	1.63%	3.38%	4.74%
U.S. Fixed Income Fund, Class Y	N/A	N/A	N/A	1.03%	*
Barclays U.S. Aggregate Bond Index	2.94%	1.71%	3.10%	4.33%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Fixed Income Fund, Class A, versus the Barclays U.S. Aggregate Bond Index

32	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 7/2/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, LLC, Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and J.P. Morgan Investment Management, Inc.

III. Return vs. Benchmark

For the full-year ended September 30, 2015, the High Yield Bond Fund, Class A, returned -3.21%. The Fund’s benchmark — the BofA Merrill Lynch U.S. High Yield Constrained Index — returned -3.54%.

IV. Fund Attribution

The Fund’s allocation to collateralized loan obligations enhanced performance as default rates remained low, equity tranches made large cash payments, and some gains were realized during the period. As addressed in the enclosed shareholder letter, the struggles of the energy sector and the large decline in oil prices had a significant impact on the global market during the Fund’s fiscal year.

From a sector perspective, an underweight in the energy sector, particularly within exploration & production and oil field equipment & services, added to relative returns. An overweight and selection within the services sector (leisure, primarily gaming) was also beneficial as the sector posted positive returns in an asset class that was negative for the period. An underweight to industrials, primarily metals and mining (ex-steel), was another positive as this subsector is influenced by moves in the energy sector and related commodities, which both met with challenges during the Fund’s fiscal year.

Detracting from performance was selection within the utilities sector, especially within electricity generation, where a large issuer performed poorly as the company continues to reorganize its business. Selection within the telecommunications sector also detracted, particularly within wireless companies, attributable to an unexpected downgrade to a large index constituent. An underweight to financials, in particular banking, which was one of the top performing sectors, also detracted from returns.

Over the Fund’s fiscal year, three of the Fund’s five sub-advisers (Ares Management LLC, Benefit Street Partners, LLC and J.P. Morgan Investment Management, Inc.) outperformed and two (Brigade and Delaware) underperformed. Ares Management LLC outperformed due to underweights and security selection within the beleaguered energy sector, as well as overweights to and selection within services (leisure and media). Benefit Street Partners, LLC also provided positive relative performance as a result of underweights within industrials, overweights and selection within financials (insurance) and its security selection within energy. Rounding out the top three is J.P. Morgan Investment Management, Inc., which contributed due an underweight in energy, overweight in healthcare and security selection within services.

Poor securities selection detracted from the performance of both Delaware Investment Fund Advisers and Brigade Capital Management, LLC. Brigade Capital Management, LLC underperformed due to poor security selection in utilities, technology and electronics and services (media). Delaware Investment Fund Advisers’ selection within energy, telecommunications and services also detracted from the Fund.

V. Use of Derivatives

The Fund used derivatives throughout the one-year period ending September 30, 2015 to help manage duration, yield-curve positioning and spread duration efficiently. High-yield CDX,futures, and total-return swaps were used for this purpose, and they had a negligible impact on overall Fund performance.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A†	-3.21%	3.45%	6.11%	6.26%	7.09%
High Yield Bond Fund, Class I†	-3.91%	2.91%	5.15%	5.70%	6.76%
High Yield Bond Fund, Class Y	N/A	N/A	N/A	N/A	-1.75%	*
BofA Merrill Lynch U.S. High Yield Constrained Index	-3.54%	3.47%	5.94%	7.13%	N/A

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A and Class I, versus the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 1/11/95 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Real Return Fund

I. Objective:

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2015, the Fund was managed by the SEI Fixed Income Portfolio Management Team under the supervision of SEI Investments Management Corporation (“SIMC”).

III. Returns

For the full year ended September 30, 2015, the Real Return Fund, Class A, returned -1.57%. The Fund’s benchmark — Barclays 1-5 Year U.S. TIPS Index — returned -1.22%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, the Treasury Inflation Protected Securities (“TIPS”) market was negatively impacted by diminished expectations for price increases (inflation) during the Fund’s fiscal year. Lower commodity prices flowed through U.S. inflation calculations, resulting in lower TIPS prices. The market’s expectations, as measured by the TIPS breakeven rate, indicates low inflation expectations over the next five years. The Fund was negatively impacted by the decline in breakeven rates over the time period as inflation expectations have been reduced.

Glossary:

Breakeven Rate: The breakeven rate is the average annual rate of inflation over the term of an inflation-indexed bond that would provide the same return as a non-inflation indexed bond. It is calculated by taking the difference between the nominal yield of a conventional Treasury bond and the real yield of an inflation-linked Treasury bond of the same maturity.

Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class A†	-1.57%	-1.20%	0.69%	1.68%
Real Return Fund, Class Y	N/A	N/A	N/A	0.10%	*
Barclays 1-5 Year U.S. TIPS Index	1.22%	-0.76%	1.09%	2.09%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 7/2/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect for waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

36	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Strategy Alternative Fund

I. Objective:

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and (ii) one or more investment sub-advisers. During the fiscal year ended the Fund allocated its assets among unaffiliated funds and one affiliated fund.

III. Returns

For the full-year ended September 30, 2015, the Multi-Strategy Alternative Fund, Class A, returned -2.98%. The Fund’s benchmark — BofA Merrill Lynch 3-Month U.S. Treasury Bills Index — returned 0.02%.

Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The Fund underperformed for the full year ended September 30, 2015, as all four underlying strategies (Global Macro, Equity Hedge, Event Driven, and Relative Value) detracted from performance.

The Global Macro strategy detracted marginally during the period as most of the trends from the second half of 2014 and early 2015 reversed, with losses posted across asset classes in the second quarter of 2015. In the currency markets, the U.S. dollar weakened, detracting from the Fund’s long positions. Long European-equity index positions also detracted despite the signs of an improving economy on the continent, due to the threat of a Greek default on its loan repayments to various global creditors (including the International Monetary Fund and the European Central Bank, among others) as addressed in the enclosed shareholder letter, and slowing economic growth in China. In terms of interest rates, short U.S. Treasurys and German Bunds positions detracted. On the positive side, long positions in Japanese equities and the yen contributed. Short positions in energy and commodities detracted. Unfortunately, second-quarter losses precipitated losses in the year to date. However, the third quarter of 2015 was more favorable to the Fund’s strategy with gains across commodities, interest rates and, to a lesser extent, currencies.

The Event-Driven Strategy performed poorly in the second and third quarters of 2015, as performance was negatively impacted by a few significant idiosyncratic situations despite overall solid environment. Meanwhile, within our Relative Value Strategy, our credit long/short funds detracted, in line with the high-yield market, despite their focus on shorter-duration, catalyst-driven distressed, capital structure and high-yield opportunities.

The Equity Hedge Strategy also detracted and only one Fund, Robeco Boston Partners Long/Short, contributed due to favorable stock selection and sector allocation. Meanwhile, the Equity Hedge replication Fund, a European-equity focused fund, underperformed.

Glossary:

Macroeconomic: Macroeconomic refers to the broad economy of a country or region, or the global economy.

Long Position: A long position is positioning to gain from future strength of a particular security or currency.

Short Position: A short position is positioning to gain from future weakness of a particular security or currency.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Strategy Alternative Fund (Concluded)

Multi-Strategy Alternative Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class A†	-2.98%	0.90%	0.59%	0.41%
Multi-Strategy Alternative Fund, Class Y	N/A	N/A	N/A	-3.71%	*
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.02%	0.06%	0.08%	0.08%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class A, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 3/31/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of April 30, 2015.

N/A — Not Available

38	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Accumulation Fund

I. Objective:

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2015: AQR Capital Management, LLC and PanAgora Asset Management Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015 the Multi-Asset Accumulation Fund, Class A, returned -3.98%. The Fund’s blended benchmark — MSCI World Index (Net) (Hedged) (60%) and Barclays Global Aggregate Index (40%) — returned 0.83%.

IV. Performance Discussion

The major asset classes had mixed performance during the Fund’s fiscal year. Both developed- and emerging-market equities were down. Conversely developed-market bonds were slightly positive as interest rates were range-bound during the period. However, commodities and emerging-market currencies fell due to concerns over slowing growth in the emerging markets and China in particular.

The Fund’s exposure to developed- and emerging-market equities detracted from absolute performance as both asset types provided negative performance in the period. As addressed in the enclosed shareholder letter, equities experienced increased levels of volatility in the third quarter of 2015, which weighed on the one-year return. However, the fund’s lower-than-benchmark exposure to equities contributed to relative performance.

Sub-adviser (“Fund manager”) performance was mixed depending upon market performance and the portfolio’s level of exposure to the asset classes. AQR Capital Management, LLC and PanAgora Asset

Management Inc. made contributions based upon their lower-than-benchmark exposure to equities. The Fund managers’ exposures to developed-market sovereign bonds also contributed to both absolute and relative performance as the asset class provided positive returns in the period. Conversely, both AQR Capital Management LLC and PanAgora Asset Management Inc.’s exposures to commodity futures detracted from both absolute and benchmark-relative performance as commodities experienced negative performance in the period. Additionally, AQR Capital Management LLC’s exposure to emerging-market currencies detracted from relative performance as most major emerging-market currencies depreciated against a strengthening U.S. dollar.

Use of Derivatives

The Fund used equity-index futures, bond-index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards in order to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond-index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) positively contributed to performance, as interest rates declined modestly (on average) over the period. Global-equity futures (used for market exposure), specifically U.S. equity futures, were a meaningful contributor to performance. While equity futures had a negative impact on total returns, a lower notional exposure to equities contributed positively to relative performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. However, this exposure detracted from total returns over the period. Forward currency contracts on emerging-market currencies (used for market exposure) were a slight negative on total- and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures have slightly added to performance over the Fund’s fiscal year.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Accumulation Fund (Concluded)

Multi-Asset Accumulation Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class A†	-3.98%	1.94%	3.26%
Multi-Asset Accumulation Fund, Class Y	N/A	N/A	-5.54%	*
MSCI World Index (Net) (Hedged) (USD)	-0.92%	11.73%	11.09%
Barclays Global Aggregate Index, (Hedged) (USD)	3.14%	3.04%	3.59%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, Hedged (USD)	0.83%	8.28%	8.16%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class A, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD), the MSCI World Index (Net) (Hedged) (USD), and the Barclays Global Aggregate Index (Hedged) (USD)

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

40	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Income Fund

I. Objective:

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). During the one-year period ending September 30, 2015, the Fund utilized Guggenheim Investment Partners Investment Management, LLC (“Guggenheim”), under the general supervision of SIMC. In October 2014, sub-adviser State Street Global Advisors (“SSgA”) was added to the Fund.

III. Returns

For the full year ended September 30, 2015, the Multi-Asset Income Fund, Class A, returned 3.33%. The Fund’s blended benchmark — Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch High Yield Constrained Index (40%) and the S&P 500 Index (15%) — returned -0.13%.

IV. Performance Discussion

Credit markets became more volatile during the Fund’s fiscal year. Credit spreads widened across the board but were most pronounced in the below investment-grade credit market, which includes high-yield bonds and bank loans. On a relative basis, securitized assets provided better performance compared to traditional investment-grade corporate credit and high-yield bonds. Asset backed securities (“ABS”), non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) performed relatively well, as they benefited from favorable supply and demand dynamics and improving collateral. Non-agency MBS also performed well as the U.S. housing market continued to improve, while collateralized loan obligations (“CLOs”) benefited from strong demand over the past year, which supported the underlying collateral in bank loans. The Fund’s below-average exposure to the energy sector within the high-yield asset class contributed to relative performance, given the pressure on energy companies amid ongoing commodity-price declines as addressed in the enclosed shareholder letter.

At the sub-adviser level, the Fund’s performance was primarily driven by positive performance from sub-adviser Guggenheim, due to exposure to ABS, non-Agency MBS and CLOs. Guggenheim’s lower-than-benchmark exposure to fixed-rate high-yield bonds contributed to relative performance during the period, as spreads widened in the high-yield market. The Fund’s covered call-writing strategy, managed by SSgA, was also a contributor to absolute, as well as benchmark-relative performance, as the strategy outperformed broad U.S. equities.

Use of Derivatives

The Fund used total-return swaps on equity indexes, interest-rate swaps and futures and options on exchange-traded funds and equity indices. Derivatives were employed for various reasons, including equity-market exposure to specific countries and sectors, to generate option income and interest-rate risk hedging. Derivatives had a modest impact on Fund performance. However, interest-rate swaps and interest-rate futures, used to hedge duration risk in the portfolio for a portion of the reporting period, and total return swaps, used to gain exposure to the U.S. homebuilder and for-profit education industries, made a slightly positive contribution to performance during the period. Meanwhile, option income through writing index call options had a positive impact on portfolio performance.

Multi-Asset Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class A†	3.33%	5.90%	6.67%
Multi-Asset Income Fund, Class Y	N/A	N/A	1.81%	*
Barclays U.S. Aggregate Bond Index	2.94%	1.71%	2.35%
BofA Merrill Lynch U.S. High Yield Constrained Index	-3.54%	3.47%	4.93%
S&P 500 Index	-0.61%	12.40%	12.28%
45/40/15 Hybrid consisting of the Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index and S&P 500 Index	-0.13%	4.03%	4.90%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class A, versus the 45/40/15 Hybrid consisting of the Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index, and S&P 500 Index , the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Constrained Index, and the S&P 500 Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

42	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Inflation Managed Fund

I. Objective:

The Multi-Asset Inflation-Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2015: AllianceBernstein, L.P, Cohen & Steers and QS Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Multi-Asset Inflation Managed Fund, Class A, returned -6.82%. The Fund’s blended benchmark — the Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Total Return Index (20%) and the Russell 1000 Low Volatility Index (10%) — returned -6.20%.

IV. Performance Discussion

The real-assets market was challenged during the Fund’s fiscal year. As addressed in the enclosed shareholder letter, commodities and commodity-related equities posted significant declines as a result of concerns over emerging-market growth and supply/demand imbalances across a number of commodity complexes. The U.S. Treasury Inflation Protected Securities (“TIPS”) market also experienced negative performance, though to a much lesser extent than commodities, resulting from diminished expectations for price increases (inflation). Exposure to commodity futures contributed negatively to absolute returns. Commodities fell across the board on concerns over slowing emerging-markets and oversupply in the energy and metals sectors. However, an underweight to commodity futures contributed to relative performance.

Sub-adviser performance was mixed. QS Investors’ (“QS”) inflation-sensitive equity long/short strategy, contributed to absolute and blended-benchmark relative performance. Favorable sector allocations by QS Investors, LLC were also beneficial. Cohen & Steers’ poor security selection within the commodities sector detracted from relative performance during the period. AllianceBernstein, L.P.’s U.S. TIPS allocation detracted from absolute performance due to diminished inflation expectations.

Use of Derivatives

The Fund used commodity futures, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. A short position in U.S. Treasury futures was used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge slightly detracted from total returns as interest rates fell. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge added to total returns, as equity market returns were negative. Within the Fund, a controlled foreign corporation has been established to provide more tax-efficient exposure — primarily to commodity futures, which are a key element of the Fund’s strategy. The commodity futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, detracted from total returns. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly positive effect on performance.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Inflation Managed Fund (Concluded)

Multi-Asset Inflation Managed Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class A†	-6.82%	-4.51%	-3.49%
Multi-Asset Inflation Managed Fund, Class Y	N/A	N/A	-2.12%	*
Barclays 1-5 Year U.S. TIPS Index	-1.22%	-0.76%	-0.45%
Bloomberg Commodity Index Total Return Index	-25.99%	-16.02%	-12.71%
Russell 1000 Low Volatility Index	2.13%	12.17%	12.30%
70/20/10 Hybrid consisting of the Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index Total Return Index and Russell 1000 Low Volatility Index	-6.20%	-2.61%	-2.06%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class A, versus a 70/20/10 Hybrid of the following Indexes: the Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index Total Return Index and the Russell 1000 Low Volatility Index:

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

44	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Capital Stability Fund

I. Objective:

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

During the one-year period ending September 30, 2015, the Fund used a single sub-adviser, AllianceBernstein, L.P. (“AllianceBernstein”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015, the Multi-Asset Capital Stability Fund, Class A, returned 0.57%. The Fund’s blended benchmark — the Barclays 1-3 Year U.S. Government/Credit Index (95%) and S&P 500 Index (5%) — returned 1.13%.

IV. Performance Discussion

The major asset classes had mixed performance during the Fund’s fiscal year. Both developed- and emerging-market equities were down. Conversely, developed-market bonds were slightly positive as interest rates were range-bound during the period. However, as addressed in the enclosed shareholder letter, commodities and emerging-market currencies fell due to concerns over slowing growth in the emerging markets, and particularly China. Both investment- and below-investment grade credit experienced spread widening, which was more pronounced in high-yield bonds and bank loans.

The Fund, as managed by sub-adviser AllianceBernstein, slightly underperformed relative to its blended benchmark. Performance was driven by a number of factors, including duration positioning and exposure to equity (especially non-U.S. equities), credit assets, and tactical trades. However, the Fund benefited from a longer-duration position relative to the benchmark during a period when interest rates declined. While the Fund’s exposure to U.S. Treasurys and global developed-market sovereign bonds contributed, it was not enough to offset losses from equities and credit. AllianceBerstein significantly reduced the Fund’s risk exposures in the third quarter as equities and credit sold off.

Use of Derivatives

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes, and had a meaningful impact on Fund performance in the period. Stock-index futures, primarily U.S. stocks used for market exposure, resulted in negative performance during the Fund’s fiscal year. Interest-rate futures and interest-rate swaps were modest contributors to performance as interest rates were range-bound during the time period. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was largely neutral.

Multi-Asset Capital Stability Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class A†	0.57%	0.89%	1.17%
Multi-Asset Capital Stability Fund, Class Y	N/A	N/A	0.60%	*
Barclays 1-3 Year U.S. Government/Credit Index	1.19%	0.86%	0.94%
S&P 500 Index	-0.61%	12.40%	12.28%
95/5 Hybrid consisting of Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index	1.13%	1.43%	1.51%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class A, versus a 95/5 Hybrid of the following Indexes: the Barclays 1-3 Year Government/Credit Index, and the S&P 500 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2015	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Multi-Asset Capital Stability Fund (Concluded)

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available

46	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2015

Long/Short Alternative Fund

I. Objective:

The Long/Short Alternative Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

During the fiscal year ended September 30, 2015, the Fund, which was launched on December 19, 2014, used a single sub-adviser, Beachhead Capital Management LLC, under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2015 the Long/Short Alternative Fund, Class A returned -2.69%. The Fund’s benchmark — BofA Merrill Lynch US 3-Month Treasury Bill Index — returned 0.25%.

IV. Performance Discussion

During the Fund’s fiscal year, performance was mainly driven by the Fund’s long exposure to U.S. and developed-market equities. As addressed in the enclosed shareholder letter, global equities met with headwinds in the third quarter of 2015, resulting in the S&P 500 Index enduring its largest quarterly decline in four years — falling by 5.3%. This market correction was attributable to investor concerns about rising U.S. interest rates and a deceleration in global-growth led by China. Placing further pressure on equity markets was uncertainty regarding Greece’s ability to meet its debt-repayment obligations to global and European creditors (including the International Monetary Fund and the European Central bank, among others). On the positive side of the ledger, this period of market turbulence was beneficial for the Fund’s long position on the U.S. Dollar Index and short position in emerging-market equities.

Use of Derivatives

The Fund uses index futures to obtain broad exposure to global financial markets including U.S. and international equities, U.S. Government bonds and currencies. As of September 30th, 2015, approximately 95% of the Fund’s total gross exposure (excluding cash and cash equivalents) was obtained through the use of derivatives instruments.

Glossary:

Long Position: A long position is positioning to gain from future strength of a particular security or currency.

Short Position: A short position is positioning to gain from future weakness of a particular security or currency.

Long/Short Alternative Fund:

AVERAGE ANNUAL TOTAL RETURN1

	Cumulative Inception to Date
Long/Short Alternative Fund, Class A†	-3.30%
Long/Short Alternative Fund, Class Y	-4.35%	*
Bofa Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%
HFRX Equity Hedge Index	-2.74%

Comparison of Change in the Value of a $100,000 Investment in the Long/Short Alternative Fund, Class A, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the HFRX Equity Hedge Index

[1]

For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning December 19, 2014. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of April 30, 2015.

N/A — Not Available

SEI Institutional Managed Trust / Annual Report / September 30, 2015	47

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 92.5%

Consumer Discretionary — 13.0%
General Motors	1.3%	1,153,461	$34,627
L Brands	0.7	215,227	19,398
Liberty Interactive QVC Group, Cl A*	0.8	699,268	18,342
Nike, Cl B	0.8	183,127	22,519
Target, Cl A	0.8	264,385	20,797
Whirlpool	0.6	111,992	16,492
Other Securities	8.0		210,338

			342,513

Consumer Staples — 8.5%
Archer-Daniels-Midland	0.9	593,405	24,597
Costco Wholesale	0.8	144,918	20,951
CVS Health	1.2	322,289	31,094
Kimberly-Clark	0.8	185,682	20,247
Procter & Gamble	1.1	420,853	30,276
Other Securities	3.7		96,752

			223,917

Energy — 4.8%
Chevron	0.7	226,291	17,850
Occidental Petroleum	0.8	297,966	19,710
Other Securities	3.3		88,867

			126,427

Financials — 17.8%
Aflac	1.2	533,980	31,040
Bank of America	0.8	1,311,774	20,437
Berkshire Hathaway, Cl B*	1.1	218,363	28,475
Capital One Financial	0.7	261,770	18,983
Citigroup	1.3	683,397	33,903
Crown Castle International†	1.1	382,859	30,196
Equinix†	0.7	68,827	18,818
Intercontinental Exchange	0.8	87,752	20,621

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
JPMorgan Chase	1.7%	749,121	$45,674
MetLife	1.3	717,101	33,811
Moody’s	0.7	191,255	18,781
Travelers	1.0	266,234	26,498
Other Securities	5.4		142,336

			469,573

Health Care — 14.5%
Allergan*	0.9	91,689	24,922
Biogen*	1.0	86,602	25,271
Celgene, Cl A*	0.8	192,501	20,823
Gilead Sciences	1.1	299,030	29,362
Johnson & Johnson	1.1	305,371	28,506
Merck	0.7	370,071	18,278
Pfizer	0.7	605,815	19,029
United Therapeutics*	0.8	163,188	21,417
UnitedHealth Group	1.1	256,346	29,739
Other Securities	6.3		165,632

			382,979

Industrials — 7.9%
Delta Air Lines, Cl A	1.1	631,445	28,333
Northrop Grumman	1.1	164,931	27,370
WW Grainger	0.8	93,469	20,097
Other Securities	4.9		132,467

			208,267

Information Technology — 20.1%
Apple	1.3	305,462	33,692
Cisco Systems	1.0	1,040,492	27,313
Facebook, Cl A*	0.9	255,867	23,002
Google, Cl A*	1.4	57,561	36,745
Google, Cl C*	0.5	23,112	14,062
Hewlett-Packard	1.2	1,198,059	30,682
Intel	0.9	739,481	22,288
MasterCard, Cl A	0.7	215,067	19,382
Microsoft	1.0	585,363	25,908
NetApp	0.6	562,571	16,652
Qualcomm	1.3	622,669	33,456
Visa, Cl A	1.1	409,155	28,502
Other Securities	8.2		220,202

			531,886

Materials — 3.0%
Other Securities	3.0		79,455

Telecommunication Services — 1.2%
Verizon Communications	1.2	715,883	31,148

Utilities — 1.7%
Public Service Enterprise Group	0.9	571,025	24,074

48	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Other Securities	0.8%		$20,482

			44,556

Total Common Stock (Cost $2,299,169) ($ Thousands)			2,440,721

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	1.4	36,417,796	36,418

Total Affiliated Partnership (Cost $36,418) ($ Thousands)			36,418

CASH EQUIVALENT — 7.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	7.2	189,621,202	189,621

Total Cash Equivalent (Cost $189,621) ($ Thousands)			189,621

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		3,230

Total U.S. Treasury Obligation (Cost $3,229) ($ Thousands)			3,230

Total Investments — 101.1% (Cost $2,528,437) ($ Thousands)			$2,669,990

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	685	Dec-2015	$(884)
S&P Mid 400 Index E-MINI	58	Dec-2015	(194)

			$(1,078)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,639,740 ($ Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $37,251 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $36,418 ($ Thousands).

(C)	Security or portion thereof, has been placed as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,440,721	$—	$—	$2,440,721
Affiliated Partnership	—	36,418	—	36,418
Cash Equivalent	189,621	—	—	189,621
U.S. Treasury Obligation	—	3,230	—	3,230

Total Investments in Securities	$2,630,342	$39,648	$—	$2,669,990

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,078)	$—	$—	$(1,078)

Total Other Financial Instruments	$(1,078)	$—	$—	$(1,078)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	49

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.5%‡

Consumer Discretionary — 9.0%
General Motors	2.0%	875,538	$26,284
Macy’s	0.8	205,468	10,545
Toyota Motor ADR	0.9	95,875	11,244
Other Securities	5.3		69,202

			117,275

Consumer Staples — 6.2%
CVS Health	0.7	92,188	8,894
Philip Morris International	1.7	274,753	21,796
Wal-Mart Stores	1.1	227,596	14,758
Other Securities	2.8		36,014

			81,462

Energy — 9.4%
Chevron	1.4	238,354	18,801
Devon Energy	0.9	299,595	11,112
Marathon Petroleum	0.7	188,683	8,742
Occidental Petroleum	1.3	247,186	16,351
Valero Energy	0.7	147,600	8,871
Other Securities	4.5		58,405

			122,282

Financials — 26.6%
Allstate	0.9	193,406	11,264
American International Group	1.0	227,419	12,922
Bank of America	2.7	2,246,869	35,006
Citigroup	2.3	604,155	29,972
Everest Re Group	0.8	56,336	9,765
Goldman Sachs Group	0.8	57,132	9,927
JPMorgan Chase	2.9	616,190	37,569
MetLife	2.6	719,314	33,916
PNC Financial Services Group	0.7	97,974	8,739
Travelers	1.1	144,515	14,383
Voya Financial	1.5	511,904	19,846
Other Securities	9.5		124,725

			348,034

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 11.8%
Amgen, Cl A	0.8%	72,530	$10,032
Anthem	0.7	65,383	9,154
Gilead Sciences	0.8	110,844	10,884
Johnson & Johnson	1.9	258,482	24,129
Pfizer	1.5	630,710	19,810
Other Securities	6.1		80,088

			154,097

Industrials — 10.5%
Chicago Bridge & Iron(A)	0.9	306,681	12,163
Crane, Cl A	0.9	247,564	11,539
Delta Air Lines, Cl A	1.0	282,337	12,669
FedEx	0.9	84,479	12,163
Northrop Grumman	1.1	84,444	14,014
Triumph Group	0.7	220,985	9,299
WW Grainger	1.2	74,564	16,032
Other Securities	3.8		49,361

			137,240

Information Technology — 11.6%
Amdocs	0.7	153,424	8,727
Cisco Systems	1.0	489,720	12,855
Hewlett-Packard	1.1	574,944	14,725
Intel	1.2	528,314	15,924
NCR*	0.7	407,473	9,270
NetApp	0.8	335,705	9,937
Qualcomm	0.8	195,056	10,480
Symantec, Cl A	0.7	455,638	8,871
Other Securities	4.7		60,888

			151,677

Materials — 4.0%
Eastman Chemical	0.7	145,264	9,402
International Paper	0.7	240,272	9,080
Mosaic	0.7	311,680	9,696
Reliance Steel & Aluminum	0.7	166,494	8,992
Other Securities	1.2		15,443

			52,613

Telecommunication Services — 1.9%
Verizon Communications	1.3	394,095	17,147
Other Securities	0.6		7,880

			25,027

Utilities — 3.5%
American Electric Power	1.0	225,628	12,830
Edison International	0.7	151,485	9,554
Entergy	0.9	183,996	11,978
Other Securities	0.9		11,153

			45,515

Total Common Stock (Cost $1,210,145) ($ Thousands)			1,235,222

50	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P. 0.080%**† (B)	2.6%	33,725,623	$33,726

Total Affiliated Partnership (Cost $33,726) ($ Thousands)			33,726

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**†	5.5	71,835,345	71,835

Total Cash Equivalent (Cost $71,835) ($ Thousands)			71,835

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		805

Total U.S. Treasury Obligation (Cost $805) ($ Thousands)			805

Total Investments — 102.6% (Cost $1,316,511) ($ Thousands)			$1,341,588

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	5	Dec-2015	$(22)
S&P 500 Index E-MINI	141	Dec-2015	(200)

			$(222)

For the year ended September 30, 2015, the total number of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $1,307,510 ($ Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This Security or a partial position of this security is on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $34,357 ($ Thousands)

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $33,726 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P.— Limited Partnership

S&P— Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,235,222	$—	$—	$1,235,222
Affiliated Partnership	—	33,726	—	33,726
Cash Equivalent	71,835	—	—	71,835
U.S. Treasury Obligation	—	805	—	805

Total Investments in Securities	$1,307,057	$34,531	$—	$1,341,588

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(222)	$—	$—	$(222)

Total Other Financial Instruments	$(222)	$—	$—	$(222)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	51

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.7%‡

Consumer Discretionary — 19.3%
Amazon.com, Cl A*	2.1%	57,982	$29,680
Autozone*	0.7	13,614	9,854
Delphi Automotive	0.7	122,608	9,323
Discovery Communications, Cl C*	1.0	602,720	14,640
Dollar General	1.3	258,287	18,710
Home Depot	0.7	83,274	9,617
L Brands	1.7	265,569	23,936
Liberty Global, Cl A*	0.7	250,846	10,771
Liberty Interactive QVC Group, Cl A*	2.0	1,095,467	28,734
NetFlix*	0.8	116,888	12,070
Nike, Cl B	2.8	334,307	41,110
TripAdvisor*	1.7	400,236	25,223
Other Securities	3.1		45,984

			279,652

Consumer Staples — 5.9%
Constellation Brands, Cl A	0.7	76,191	9,540
Costco Wholesale	1.4	139,082	20,107
Walgreens Boots Alliance	1.5	264,235	21,958
Other Securities	2.3		33,481

			85,086

Energy — 0.3%
Other Securities	0.3		4,499

Financials — 9.0%
Berkshire Hathaway, Cl B*	1.3	140,171	18,278
Crown Castle International†	3.0	544,791	42,968
Equinix†	1.8	96,596	26,409
Intercontinental Exchange	1.7	107,605	25,286
Moody’s	1.2	176,217	17,305

			130,246

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 19.7%
AbbVie	0.8%	203,267	$11,060
Allergan*	3.0	158,871	43,183
Biogen*	2.3	114,466	33,402
Celgene, Cl A*	2.8	370,643	40,092
Humana	0.6	51,167	9,159
Novo Nordisk ADR	0.9	255,826	13,876
Perrigo	1.3	117,884	18,540
United Therapeutics*	1.1	126,523	16,605
UnitedHealth Group	1.8	223,741	25,956
Valeant Pharmaceuticals International*	2.2	177,151	31,600
Other Securities	2.9		41,893

			285,366

Industrials — 3.6%
Lockheed Martin	0.7	46,702	9,682
Union Pacific	1.3	211,132	18,666
Other Securities	1.6		22,987

			51,335

Information Technology — 34.7%
Alliance Data Systems*	1.4	79,347	20,549
Apple	1.4	183,190	20,206
Baidu ADR*	0.8	88,452	12,154
eBay*	1.3	747,752	18,275
Electronic Arts*	1.6	352,121	23,856
Facebook, Cl A*	3.5	561,496	50,478
Google, Cl A*	4.2	94,202	60,136
Google, Cl C*	1.3	30,394	18,492
International Business Machines	0.8	75,390	10,929
Intuit	1.4	221,295	19,640
MasterCard, Cl A	2.7	425,676	38,362
Microsoft	2.3	747,941	33,104
PayPal Holdings*	1.3	613,569	19,045
Qualcomm	2.6	704,287	37,842
salesforce.com*	1.5	312,674	21,709
Visa, Cl A	3.7	777,136	54,136
Other Securities	2.9		43,510

			502,423

Materials — 2.2%
Ecolab	0.9	115,134	12,633
Sherwin-Williams, Cl A	1.2	77,868	17,347
Other Securities	0.1		2,346

			32,326

Total Common Stock (Cost $1,239,697) ($ Thousands)			1,370,933

52	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P. 0.080%**††(B)	0.4%	5,199,408	$5,199

Total Affiliated Partnership (Cost $5,199) ($ Thousands)			5,199

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	5.4	78,356,185	78,356

Total Cash Equivalent (Cost $78,356) ($ Thousands)			78,356

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		1,696

Total U.S. Treasury Obligation (Cost $1,696) ($ Thousands)			1,696

Total Investments — 100.6% (Cost $1,324,948) ($ Thousands)			$1,456,184

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	22	Dec-2015	$(105)
S&P 500 Index E-MINI	257	Dec-2015	(386)

			$(491)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,448,204 ($ Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $5,297 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $5,199 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,370,933	$—	$—	$1,370,933
Affiliated Partnership	—	5,199	—	5,199
Cash Equivalent	78,356	—	—	78,356
U.S. Treasury Obligation	—	1,696	—	1,696

Total Investments in Securities	$1,449,289	$6,895	$—	$1,456,184

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(491)	$—	$—	$(491)

Total Other Financial Instruments	$(491)	$—	$—	$(491)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	53

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 93.7%

Consumer Discretionary — 14.7%
Amazon.com, Cl A*	0.8%	46,718	$23,914
General Motors	1.0	1,039,135	31,195
Home Depot	0.6	150,216	17,349
L Brands	0.5	177,912	16,035
Macy’s	0.5	317,448	16,292
Nike, Cl B	0.9	236,598	29,094
Other Securities	10.4		338,533

			472,412

Consumer Staples — 8.9%
Costco Wholesale	0.8	190,219	27,500
CVS Health	0.8	260,343	25,118
Kroger	0.6	530,992	19,153
Tyson Foods, Cl A	0.5	381,578	16,446
Walgreens Boots Alliance	0.8	299,929	24,924
Wal-Mart Stores	0.7	349,798	22,681
Other Securities	4.7		149,217

			285,039

Energy — 5.3%
Chevron	0.8	317,807	25,069
Other Securities	4.5		143,437

			168,506

Financials — 17.0%
Aflac	0.7	404,411	23,508
American International Group	0.8	427,771	24,306
Bank of America	1.1	2,177,912	33,932
Citigroup	0.8	505,196	25,063
Crown Castle International†	0.8	321,932	25,391
JPMorgan Chase	1.0	544,019	33,169
MetLife	0.8	567,513	26,758
Wells Fargo	0.8	525,725	26,996
Other Securities	10.2		324,432

			543,555

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.1%
Amgen, Cl A	0.5%	120,417	$16,656
Anthem	0.5	122,039	17,086
Biogen*	0.6	66,729	19,472
Celgene, Cl A*	1.1	328,637	35,549
Gilead Sciences	0.9	306,038	30,050
Humana	0.6	98,966	17,715
Johnson & Johnson	0.5	192,388	17,959
Pfizer	0.7	706,138	22,180
Teva Pharmaceutical Industries ADR	0.5	284,016	16,036
United Therapeutics*	0.6	132,358	17,371
UnitedHealth Group	0.5	145,206	16,845
Valeant Pharmaceuticals International*	0.6	101,559	18,116
Other Securities	6.5		207,683

			452,718

Industrials — 8.0%
Delta Air Lines, Cl A	0.8	583,630	26,187
Northrop Grumman	0.8	156,994	26,053
Other Securities	6.4		205,750

			257,990

Information Technology — 20.2%
Apple	1.4	409,280	45,143
Cisco Systems	0.7	844,473	22,168
Electronic Arts*	0.5	257,683	17,458
Facebook, Cl A*	0.9	314,549	28,278
Google, Cl A*	0.5	26,214	16,734
Google, Cl C*	0.8	40,396	24,578
Hewlett-Packard	1.1	1,412,876	36,184
Intel	0.5	570,596	17,198
MasterCard, Cl A	1.1	394,592	35,561
Micron Technology*	0.6	1,187,915	17,795
Microsoft	0.6	435,353	19,269
Qualcomm	1.0	600,621	32,271
Visa, Cl A	1.2	556,476	38,764
Other Securities	9.3		295,432

			646,833

Materials — 2.7%
LyondellBasell Industries, Cl A	0.5	192,397	16,038
Other Securities	2.2		70,140

			86,178

Telecommunication Services — 1.4%
Verizon Communications	0.8	615,470	26,779
Other Securities	0.6		17,549

			44,328

54	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 1.4%
Other Securities	1.4%		$43,664

Total Common Stock (Cost $2,050,855) ($ Thousands)			3,001,223

RIGHTS — 0.0%
Other Securities	0.0		115

Total Rights (Cost $—) ($ Thousands)			115

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	1.3	41,279,666	41,280

Total Affiliated Partnership (Cost $41,280) ($ Thousands)			41,280

CASH EQUIVALENT — 5.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	5.9	188,811,979	188,812

Total Cash Equivalent (Cost $188,812) ($ Thousands)			188,812

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		3,547

Total U.S. Treasury Obligation (Cost $3,546) ($ Thousands)			3,547

Total Investments — 101.0% (Cost $2,284,493) ($ Thousands)			$3,234,977

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	497	Dec-2015	$(510)
S&P Mid 400 Index E-MINI	43	Dec-2015	(122)

			$(632)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $3,202,774 ($ Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $41,754 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $41,280 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,001,223	$—	$—	$3,001,223
Rights	—	—	115	115
Affiliated Partnership	—	41,280	—	41,280
Cash Equivalent	188,812	—	—	188,812
U.S. Treasury Obligation	—	3,547	—	3,547

Total Investments in Securities	$3,190,035	$44,827	$115	$3,234,977

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(632)	$—	$—	$(632)

Total Other Financial Instruments	$(632)	$—	$—	$(632)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	55

SUMMARY SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 98.5%

Consumer Discretionary — 12.9%
Amazon.com, Cl A*	1.1%	14,204	$7,271
Comcast, Cl A	0.8	92,748	5,276
Home Depot	0.9	47,509	5,487
McDonald’s	0.5	34,783	3,427
Nike, Cl B	0.5	25,097	3,086
Starbucks	0.5	55,434	3,151
Walt Disney	0.9	57,644	5,891
Other Securities	7.7		48,787

			82,376

Consumer Staples — 9.7%
Altria Group	0.6	72,573	3,948
Coca-Cola	0.9	144,849	5,811
CVS Health	0.6	41,252	3,980
PepsiCo	0.8	54,507	5,140
Philip Morris International	0.7	57,187	4,537
Procter & Gamble	1.1	100,531	7,232
Wal-Mart Stores	0.6	58,261	3,778
Other Securities	4.4		27,807

			62,233

Energy — 6.8%
Chevron	0.9	69,800	5,506
Exxon Mobil	1.8	154,346	11,476
Schlumberger, Cl A	0.5	46,860	3,232
Other Securities	3.6		23,128

			43,342

Financials — 16.3%
Bank of America	1.0	387,645	6,040
Berkshire Hathaway, Cl B*	1.4	69,269	9,033
Citigroup	0.9	112,051	5,559
JPMorgan Chase	1.3	137,000	8,353
Wells Fargo	1.4	172,915	8,879
Other Securities	10.3		65,716

			103,580

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.3%
AbbVie	0.5%	61,168	$3,328
Allergan*	0.6	14,553	3,956
Amgen, Cl A	0.6	28,064	3,882
Bristol-Myers Squibb	0.6	61,592	3,646
Celgene, Cl A*	0.5	29,313	3,171
Gilead Sciences	0.8	54,266	5,328
Johnson & Johnson	1.5	102,612	9,579
Medtronic	0.6	52,672	3,526
Merck	0.8	104,274	5,150
Pfizer	1.1	228,556	7,179
UnitedHealth Group	0.6	35,360	4,102
Other Securities	6.1		39,028

			91,875

Industrials — 9.9%
3M	0.5	23,391	3,316
Boeing	0.5	23,741	3,109
General Electric	1.5	374,204	9,437
Other Securities	7.4		47,295

			63,157

Information Technology — 20.3%
Apple	3.7	211,282	23,304
Cisco Systems	0.8	187,761	4,929
Facebook, Cl A*	1.2	83,722	7,527
Google, Cl A*	1.1	10,767	6,873
Google, Cl C*	1.1	10,995	6,690
Intel	0.8	176,263	5,313
International Business Machines	0.8	33,346	4,834
MasterCard, Cl A	0.5	36,913	3,327
Microsoft	2.1	296,389	13,118
Oracle, Cl B	0.7	120,223	4,342
Qualcomm	0.5	58,054	3,119
Visa, Cl A	0.8	72,118	5,024
Other Securities	6.2		39,516

			127,916

Materials — 2.8%
Other Securities	2.8		17,609

Telecommunication Services — 2.4%
AT&T	1.2	227,959	7,427
Verizon Communications	1.0	150,496	6,548
Other Securities	0.2		1,199

			15,174

Utilities — 3.1%
Other Securities	3.1		19,636

Total Common Stock (Cost $359,002) ($ Thousands)			626,898

56	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**†	1.4%	9,085,521	$9,086

Total Cash Equivalent (Cost $9,086) ($ Thousands)			9,086

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P. 0.080%**† (B)	0.2	1,327,761	1,328

Total Affiliated Partnership (Cost $1,328) ($ Thousands)			1,328

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		525

Total U.S. Treasury Obligation (Cost $525) ($ Thousands)			525

Total Investments — 100.2% (Cost $369,941) ($ Thousands)			$637,837

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	112	Dec-2015	$(248)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $636,479 ($ Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or a partial position of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $1,331 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $1,328 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$626,898	$—	$—	$626,898
Cash Equivalent	9,086	—	—	9,086
Affiliated Partnership	—	1,328	—	1,328
U.S. Treasury Obligation	—	525	—	525

Total Investments in Securities	$635,984	$1,853	$—	$637,837

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(248)	$—	$—	$(248)

Total Other Financial Instruments	$(248)	$—	$—	$(248)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	57

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 91.9%

Consumer Discretionary — 13.4%
Abercrombie & Fitch, Cl A	0.6%	145,976	$3,093
Big Lots	0.3	36,845	1,766
Carmike Cinemas*	0.3	88,534	1,779
Jack in the Box	0.3	20,007	1,541
Marriott Vacations Worldwide	0.3	24,923	1,698
Penn National Gaming*	0.3	92,643	1,555
Pool	0.4	30,689	2,219
Other Securities	10.9		57,085

			70,736

Consumer Staples — 2.5%
Casey’s General Stores	0.4	18,887	1,944
Other Securities	2.1		11,303

			13,247

Energy — 4.2%
PBF Energy, Cl A	0.4	78,800	2,224
Other Securities	3.8		19,755

			21,979

Financials — 21.4%
Central Pacific Financial	0.4	93,846	1,968
CNO Financial Group	0.4	114,519	2,154
First Niagara Financial Group	0.6	291,500	2,976
Geo Group†	0.4	66,711	1,984
Green Dot, Cl A*	0.6	169,900	2,990
Hanover Insurance Group, Cl A	0.3	20,215	1,571
OFG Bancorp	0.7	424,959	3,710
PrivateBancorp, Cl A	0.3	40,383	1,548
State Bank Financial	0.3	80,670	1,668
United Community Banks	0.4	106,200	2,171
Western Alliance Bancorp*	0.6	96,723	2,970
Other Securities	16.4		87,570

			113,280

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 13.7%
Acadia Healthcare, Cl A*	0.3%	24,388	$1,616
Amsurg*	0.4	23,479	1,825
Analogic	0.4	26,040	2,136
Community Health Systems*	0.3	38,600	1,651
DexCom*	0.3	18,262	1,568
Greatbatch*	0.5	43,541	2,457
Integra LifeSciences Holdings*	0.5	45,400	2,704
Molina Healthcare*	0.3	23,616	1,626
Other Securities	10.7		56,618

			72,201

Industrials — 14.3%
Acacia Research	0.4	198,120	1,799
ACCO Brands*	0.3	239,422	1,693
Actuant, Cl A	0.3	94,617	1,740
Atlas Air Worldwide Holdings*	0.3	44,900	1,552
Dycom Industries*	0.4	26,908	1,947
EMCOR Group	0.4	50,781	2,247
Great Lakes Dredge & Dock*	0.3	302,700	1,525
Primoris Services	0.3	88,198	1,580
Triumph Group	0.6	74,130	3,119
Wesco Aircraft Holdings*	0.5	223,500	2,727
Other Securities	10.5		55,892

			75,821

Information Technology — 17.4%
Blackbaud, Cl A	0.3	31,997	1,796
Cavium*	0.3	26,291	1,614
Euronet Worldwide*	0.5	32,216	2,387
Guidewire Software, Cl Z*	0.4	37,939	1,995
MAXIMUS	0.3	27,788	1,655
Mentor Graphics	0.4	84,507	2,081
OmniVision Technologies*	0.4	81,795	2,148
OSI Systems*	0.5	34,660	2,667
Qlik Technologies*	0.3	49,905	1,819
Silicon Laboratories*	0.4	54,918	2,281
Take-Two Interactive Software, Cl A*	0.3	58,749	1,688
Other Securities	13.3		69,704

			91,835

Materials — 2.4%
Other Securities	2.4		12,514

Telecommunication Services — 0.3%
Other Securities	0.3		1,544

58	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 2.3%
PNM Resources	0.4%	75,367	$2,114
Other Securities	1.9		10,022

			12,136

Total Common Stock (Cost $478,050) ($ Thousands)			485,293

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,426

Total Exchange Traded Fund (Cost $1,531) ($ Thousands)			1,426

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $ —) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 0.050%**†† (B)	5.7	30,125,095	30,125

Total Affiliated Partnership (Cost $30,125) ($ Thousands)			30,125

CASH EQUIVALENT — 7.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	7.6	40,024,813	40,025

Total Cash Equivalent (Cost $40,025) ($ Thousands)			40,025

U.S. TREASURY OBLIGATION (C) — 0.2%
Other Securities	0.2		901

Total U.S. Treasury Obligation (Cost $900) ($ Thousands)			901

Total Investments — 105.6% (Cost $550,631) ($ Thousands)			$557,770

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	104	Dec-2015	$(370)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $528,055 ($Thousands)

*	Non-income producing security.

** Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.
††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or a partial position of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $29,539 ($ Thousands)

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $30,125 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$485,293	$—	$—	$485,293
Exchange Traded Fund	1,426	—	—	1,426
Rights	—	—	—	—
Affiliated Partnership	—	30,125	—	30,125
Cash Equivalent	40,025	—	—	40,025
U.S. Treasury Obligation	—	901	—	901

Total Investments in Securities	$526,744	$31,026	$—	$557,770

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(370)	$—	$—	$(370)

Total Other Financial Instruments	$(370)	$—	$—	$(370)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2015, there were no level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	59

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 95.7%‡

Consumer Discretionary — 9.9%
Carmike Cinemas*	0.5%	85,900	$1,726
Libbey	0.4	45,400	1,481
Matthews International, Cl A	0.5	37,769	1,850
MDC Partners, Cl A	0.6	102,900	1,896
Ryland Group	0.4	33,785	1,379
Other Securities	7.5		26,375

			34,707

Consumer Staples — 2.8%
SpartanNash	0.5	61,950	1,601
Other Securities	2.3		8,281

			9,882

Energy — 5.5%
Scorpio Tankers	0.6	228,100	2,092
TETRA Technologies*	0.4	245,630	1,452
Other Securities	4.5		15,548

			19,092

Financials — 39.5%
CNO Financial Group	1.0	185,895	3,497
Customers Bancorp*	0.5	72,700	1,868
Eagle Bancorp*	0.5	40,172	1,828
Education Realty Trust†	0.5	48,716	1,605
Employers Holdings	0.5	81,895	1,825
Equity Commonwealth*†	0.5	62,400	1,700
Fidelity & Guaranty Life	0.5	72,700	1,784
Fulton Financial	0.4	125,660	1,520
GEO Group†	0.7	85,600	2,546
Hancock Holding, Cl A	0.4	53,333	1,443
Hanover Insurance Group, Cl A	1.0	46,844	3,640
Home BancShares	0.4	36,960	1,497
IBERIABANK	0.6	38,286	2,229
Investors Bancorp	0.7	185,706	2,292
Kemper, Cl A	0.4	44,300	1,567

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Kennedy-Wilson Holdings	0.4%	61,800	$1,370
Maiden Holdings	0.5	115,200	1,599
Northfield Bancorp	0.4	89,887	1,367
PacWest Bancorp	0.5	37,899	1,622
Popular	0.5	56,400	1,705
State Bank Financial	0.5	85,600	1,770
United Community Banks	0.4	68,300	1,396
Western Alliance Bancorp*	0.5	61,030	1,874
Yadkin Financial	0.6	89,780	1,929
Other Securities	26.6		92,481

			137,954

Health Care — 4.6%
Accuray* (A)	0.4	304,500	1,521
Greatbatch*	0.5	32,180	1,815
HealthSouth	0.4	35,697	1,370
Trinity Biotech ADR (A)	0.4	120,800	1,382
Other Securities	2.9		10,080

			16,168

Industrials — 14.1%
Barnes Group	0.4	41,485	1,496
EMCOR Group	0.5	40,618	1,797
FreightCar America, Cl A	0.4	87,000	1,493
G&K Services	0.4	23,605	1,573
Great Lakes Dredge & Dock*	0.6	424,400	2,139
Interface, Cl A	0.5	71,821	1,612
Triumph Group	0.4	32,635	1,373
Tutor Perini*	0.4	88,600	1,459
Other Securities	10.5		36,225

			49,167

Information Technology — 10.4%
Acxiom*	0.4	71,811	1,419
Inphi*	0.4	66,950	1,610
j2 Global	0.5	21,590	1,530
Other Securities	9.1		31,745

			36,304

Materials — 3.4%
Other Securities	3.4		11,768

Telecommunication Services — 0.6%
Other Securities	0.6		2,181

Utilities — 4.9%
PNM Resources	0.5	65,135	1,826
Portland General Electric	1.3	119,240	4,408
Southwest Gas	0.5	28,995	1,691
Other Securities	2.6		9,109

			17,034

Total Common Stock (Cost $324,618) ($ Thousands)			334,257

60	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2%		$544

Total Exchange Traded Fund (Cost $369) ($ Thousands)			544

AFFILIATED PARTNERSHIP — 4.8%
SEI Liquidity Fund, L.P. 0.050%**†† (B)	4.8	16,899,377	16,899

Total Affiliated Partnership (Cost $16,899) ($Thousands)			16,899

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**††	4.2	14,504,392	14,505

Total Cash Equivalent (Cost $14,505) ($ Thousands)			14,505

U.S. TREASURY OBLIGATION — 0.1%
Other Securities	0.1		437

Total U.S. Treasury Obligation (Cost $437) ($ Thousands)			437

Total Investments — 105.0% (Cost $356,828) ($ Thousands)			$366,642

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	8	Dec-2015	$(36)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $349,330 ($Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial portions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $16,674 ($ Thousands)

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $16,899 ($Thousands).

ADR — American Depositary Receipt

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$334,257	$—	$—	$334,257
Exchange Traded Fund	544	—	—	544
Affiliated Partnership	—	16,899	—	16,899
Cash Equivalent	14,505	—	—	14,505
U.S. Treasury Obligation	—	437	—	437

Total Investments in Securities	$349,306	$17,336	$—	$366,642

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(36)	$—	$—	$(36)

Total Other Financial Instruments	$(36)	$—	$—	$(36)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	61

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Growth Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 93.5%

Consumer Discretionary — 16.9%
2U*	0.9%	78,558	$2,820
Dorman Products*	0.4	26,964	1,372
Five Below*	0.7	67,388	2,263
Jack in the Box	0.4	17,973	1,385
Lithia Motors, Cl A	0.5	15,202	1,643
National CineMedia	0.7	170,018	2,282
Pool	0.6	26,488	1,915
Vail Resorts	0.4	13,022	1,363
Wolverine World Wide	0.5	72,123	1,561
Other Securities	11.8		38,973

			55,577

Consumer Staples — 2.1%
Other Securities	2.1		6,818

Energy — 2.1%
Evolution Petroleum	0.4	244,000	1,354
RigNet, Cl A*	0.5	59,258	1,511
Other Securities	1.2		4,147

			7,012

Financials — 7.2%
Bank of the Ozarks	0.7	48,790	2,135
Financial Engines	0.4	47,899	1,412
Other Securities	6.1		19,918

			23,465

Health Care — 22.9%
Acadia Healthcare, Cl A*	0.7	32,823	2,175
Anacor Pharmaceuticals*	0.4	10,923	1,286
Insulet*	0.4	50,407	1,306
LDR Holding*	0.6	57,921	2,000
Nevro*	0.6	38,786	1,799
Ultragenyx Pharmaceutical*	0.4	13,224	1,274
WellCare Health Plans*	0.4	16,265	1,402
Other Securities	19.4		63,738

			74,980

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Industrials — 15.8%
Acuity Brands	0.4%	7,511	$1,319
Carlisle	0.4	16,182	1,414
CEB	0.7	34,466	2,356
Clean Harbors*	0.7	52,409	2,304
Dycom Industries*	0.4	17,857	1,292
Heartland Express	0.5	81,459	1,624
Heico, Cl A	0.4	29,288	1,330
Heritage-Crystal Clean*	0.5	161,943	1,663
Hexcel, Cl A	0.5	36,591	1,641
Middleby*	0.4	13,225	1,391
Proto Labs*	0.4	19,931	1,335
SP Plus*	0.5	73,931	1,712
Tennant	0.4	23,713	1,332
Other Securities	9.6		31,280

			51,993

Information Technology — 24.2%
Cavium*	0.6	30,632	1,880
Ciena*	0.4	65,027	1,348
Cimpress*	0.5	21,917	1,668
CoStar Group*	0.5	8,668	1,500
Dealertrack Technologies*	0.4	23,158	1,463
Demandware*	0.6	35,961	1,858
Euronet Worldwide*	0.6	25,745	1,907
Fleetmatics Group*	0.5	32,137	1,578
Guidewire Software, Cl Z*	0.8	48,328	2,541
HubSpot*	0.4	31,149	1,444
MAXIMUS	0.5	24,371	1,451
Proofpoint*	0.6	31,396	1,894
RingCentral, Cl A*	0.5	81,607	1,481
Silicon Laboratories*	0.4	33,341	1,385
SolarWinds*	0.6	51,466	2,020
Solera Holdings	0.5	32,059	1,731
Other Securities	15.8		52,215

			79,364

Materials — 1.9%
Balchem	0.6	32,753	1,991
Other Securities	1.3		4,141

			6,132

Telecommunication Services — 0.4%
Other Securities	0.4		1,267

Utilities — 0.0%
Other Securities	0.0		82

Total Common Stock (Cost $326,366) ($ Thousands)			306,690

62	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.3%
Other Securities	0.3%		$1,119

Total Exchange Traded Fund (Cost $1,280) ($ Thousands)			1,119

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 7.6%
SEI Liquidity Fund, L.P. 0.050%**† (B)	7.6	25,077,696	25,078

Total Affiliated Partnership (Cost $25,078) ($ Thousands)			25,078

CASH EQUIVALENT — 6.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**†	6.2	20,246,912	20,247

Total Cash Equivalent (Cost $20,247) ($ Thousands)			20,247

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		387

Total U.S. Treasury Obligation (Cost $387) ($ Thousands)			387

Total Investments — 107.7% (Cost $373,358) ($ Thousands)			$353,521

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	67	Dec-2015	$(316)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $328,127 ($Thousands)

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $25,068 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $25,078 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$306,633	$—	$57	$306,690
Exchange Traded Fund	1,119	—	—	1,119
Rights	—	—	—	—
Affiliated Partnership	—	25,078	—	25,078
Cash Equivalent	20,247	—	—	20,247
U.S. Treasury Obligation	—	387	—	387

Total Investments in Securities	$327,999	$25,465	$57	$353,521

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(316)	$—	$—	$(316)

Total Other Financial Instruments	$(316)	$—	$—	$(316)

*	Futures contracts are valued at unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	63

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.6%

Consumer Discretionary — 13.3%
Abercrombie & Fitch, Cl A	0.6%	168,760	$3,576
Big Lots	0.3	45,619	2,186
Express*	0.4	123,311	2,204
Skechers U.S.A., Cl A*	0.4	16,765	2,248
Other Securities	11.6		71,572

			81,786

Consumer Staples — 3.6%
Andersons	0.4	69,246	2,358
Darling Ingredients*	0.4	205,836	2,314
Other Securities	2.8		17,721

			22,393

Energy — 3.8%
PBF Energy, Cl A	0.5	107,390	3,032
Other Securities	3.3		20,349

			23,381

Financials — 23.6%
American Campus Communities	0.4	59,150	2,144
CNO Financial Group	0.5	173,464	3,263
Eagle Bancorp*	0.4	49,339	2,245
Education Realty Trust†	0.4	78,078	2,573
First Niagara Financial Group	0.6	380,464	3,885
Green Dot, Cl A*	0.7	228,528	4,022
Hanover Insurance Group, Cl A	0.6	44,834	3,484
Highwoods Properties	0.5	87,576	3,394
IBERIABANK	0.3	34,363	2,000
OFG Bancorp	0.8	585,773	5,114
PacWest Bancorp	0.6	85,750	3,671
PartnerRe	0.3	14,878	2,066
Pebblebrook Hotel Trust	0.3	56,826	2,014
Selective Insurance Group	0.4	74,280	2,307
Signature Bank NY, Cl B*	0.4	16,652	2,291

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
TCF Financial	0.5%	197,886	$3,000
Western Alliance Bancorp*	0.4	71,507	2,196
Other Securities	15.5		95,909

			145,578

Health Care — 11.5%
Acadia Healthcare, Cl A*	0.4	39,390	2,610
Amsurg*	0.4	34,469	2,679
Analogic	0.4	33,380	2,738
DexCom*	0.4	26,872	2,307
Greatbatch*	0.3	36,310	2,049
HealthSouth	0.4	65,590	2,517
Integra LifeSciences Holdings*	0.4	44,243	2,635
Team Health Holdings*	0.4	46,665	2,521
Other Securities	8.4		51,050

			71,106

Industrials — 15.1%
Acacia Research	0.5	322,378	2,927
Acuity Brands	0.3	11,976	2,103
Crane, Cl A	0.4	48,969	2,282
Dycom Industries*	0.4	34,625	2,506
G&K Services	0.4	33,407	2,226
Triumph Group	0.6	94,572	3,980
Wesco Aircraft Holdings*	0.6	328,554	4,008
Other Securities	11.9		73,422

			93,454

Information Technology — 15.1%
Cadence Design Systems*	0.3	96,641	1,999
CoStar Group*	0.4	13,719	2,374
Dealertrack Technologies*	0.4	39,259	2,480
j2 Global	0.4	32,545	2,306
OmniVision Technologies*	0.6	147,014	3,861
OSI Systems*	0.4	31,060	2,390
Other Securities	12.6		77,773

			93,183

Materials — 4.1%
Sensient Technologies	0.4	35,215	2,159
Silgan Holdings	0.4	46,881	2,440
Other Securities	3.3		20,551

			25,150

Telecommunication Services — 0.3%
Other Securities	0.3		2,023

Utilities — 4.2%
ALLETE	0.4	53,894	2,721
PNM Resources	0.4	95,326	2,674
Portland General Electric	0.6	100,050	3,699
Other Securities	2.8		17,064

			26,158

Total Common Stock (Cost $440,980) ($ Thousands)			584,212

64	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.1%
Other Securities	0.1%		$887

Total Exchange Traded Fund (Cost $613) ($ Thousands)			887

RIGHTS — 0.0%
Other Securities	0.0		12

Total Rights (Cost $—) ($ Thousands)			12

WARRANTS — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 40.8%
SEI Liquidity Fund, L.P. 0.050%**†† (B)	40.8	251,945,250	251,945

Total Affiliated Partnership (Cost $251,945) ($ Thousands)			251,945

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**††	5.2	31,839,800	31,840

Total Cash Equivalent (Cost $31,840) ($ Thousands)			31,840

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		875

Total U.S. Treasury Obligation (Cost $875) ($ Thousands)			875

Total Investments — 140.8% (Cost $726,253) ($ Thousands)			$869,771

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	95	Dec-2015	$(396)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $617,802 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $249,335 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $251,945 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$584,212	$—	$—	$584,212
Exchange Traded Fund	887	—	—	887
Rights	—	—	12	12
Warrants	—	—	—	—
Affiliated Partnership	—	251,945	—	251,945
Cash Equivalent	31,840	—	—	31,840
U.S. Treasury Obligation	—	875	—	875

Total Investments in Securities	$616,939	$252,820	$12	$869,771

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(396)	$—	$—	$(396)

Total Other Financial Instruments	$(396)	$—	$—	$(396)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	65

SUMMARY SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.8%

Consumer Discretionary — 14.5%
Best Buy	0.7%	19,000	$705
Chipotle Mexican Grill, Cl A*	0.7	1,010	727
Foot Locker, Cl A	0.8	10,000	720
Genuine Parts	0.7	8,000	663
Macy’s	0.8	14,200	729
Michael Kors Holdings*	0.7	14,800	625
Other Securities	10.1		9,590

			13,759

Consumer Staples — 5.0%
Bunge	0.7	8,800	645
Coca-Cola Enterprises	0.7	14,200	687
Dr Pepper Snapple Group	0.8	9,000	711
Kroger	0.6	17,900	646
Other Securities	2.2		2,075

			4,764

Energy — 4.1%
Hess	0.7	13,100	656
HollyFrontier	0.8	15,400	752
Tesoro	0.7	7,100	690
Other Securities	1.9		1,782

			3,880

Financials — 20.1%
Annaly Capital Management†	0.6	62,100	613
CBRE Group, Cl A*	0.6	18,700	599
Fifth Third Bancorp	0.7	36,400	688
McGraw-Hill	0.8	8,400	726
Northern Trust	0.7	9,100	620
ProLogis†	0.9	20,700	805
Regions Financial	0.6	65,600	591
SunTrust Banks	0.8	19,900	761
Other Securities	14.4		13,664

			19,067

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 10.5%
Agilent Technologies	0.7%	18,400	$632
C.R. Bard	0.8	3,900	727
Edwards Lifesciences, Cl A*	0.8	5,200	739
Hologic*	0.6	15,600	610
Intuitive Surgical*	0.7	1,530	703
Jazz Pharmaceuticals*	0.6	4,560	606
Universal Health Services, Cl B	0.7	5,100	637
Other Securities	5.6		5,246

			9,900

Industrials — 11.1%
Acuity Brands	0.7	3,500	614
Alaska Air Group	0.7	8,600	683
Southwest Airlines, Cl A	1.0	23,600	898
United Continental Holdings*	0.8	14,300	759
Other Securities	7.9		7,564

			10,518

Information Technology — 15.4%
Analog Devices	0.8	13,100	739
Applied Materials	0.8	48,700	715
CDW	0.7	15,600	638
Citrix Systems*	0.7	9,100	630
Computer Sciences	0.6	9,700	596
Electronic Arts*	0.7	10,500	711
Juniper Networks	0.7	24,400	627
Skyworks Solutions	0.8	8,500	716
Symantec, Cl A	0.7	33,800	658
Other Securities	8.9		8,607

			14,637

Materials — 6.2%
Alcoa	0.6	62,700	605
Freeport-McMoRan, Cl B	0.6	62,200	603
Vulcan Materials	0.7	7,200	642
Other Securities	4.3		3,973

			5,823

Telecommunication Services — 0.7%
CenturyTel	0.7	27,000	678

Utilities — 7.2%
Entergy	0.7	10,300	671
FirstEnergy	0.7	21,600	676
PPL	0.9	26,000	855
Public Service Enterprise Group	0.9	19,700	831
Sempra Energy	0.9	8,600	832
Other Securities	3.1		2,970

			6,835

Total Common Stock (Cost $92,614) ($ Thousands)			89,861

66	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**††	5.0%	4,773,853	$4,774

Total Cash Equivalent (Cost $4,774) ($ Thousands)			4,774

U.S. TREASURY OBLIGATION (A) — 0.2%
Other Securities	0.2		133

Total U.S. Treasury Obligation (Cost $133) ($ Thousands)			133

Total Investments — 100.0% (Cost $97,521) ($ Thousands)			$94,768

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P Mid 400 Index E-MINI	7	Dec-2015	$(37)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $94,806 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$89,861	$—	$—	$89,861
U.S. Treasury Obligation	—	133	—	133
Cash Equivalent	4,774	—	—	4,774

Total Investments in Securities	$94,635	$133	$—	$94,768

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(37)	$—	$—	$(37)

Total Other Financial Instruments	$(37)	$—	$—	$(37)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting

Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	67

SUMMARY SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.2%

Consumer Discretionary — 12.4%
Aramark	0.8%	360,711	$10,691
Dollar General	0.8	154,748	11,210
Panera Bread, Cl A*	1.0	73,215	14,161
Target, Cl A	0.9	161,097	12,672
Other Securities	8.9		119,412

			168,146

Consumer Staples — 20.8%
Altria Group	1.5	381,014	20,727
Bunge	0.9	172,974	12,679
Clorox	1.2	136,833	15,808
Costco Wholesale	1.1	96,895	14,008
CVS Health	0.5	71,780	6,925
Dr Pepper Snapple Group	1.4	242,852	19,197
Hershey	0.7	109,668	10,076
Hormel Foods	0.5	115,462	7,310
Kimberly-Clark	1.0	121,033	13,197
Kroger	1.3	500,199	18,042
McCormick	0.7	113,487	9,326
PepsiCo	1.2	172,628	16,279
Pinnacle Foods	0.5	165,269	6,921
Tyson Foods, Cl A	0.6	191,537	8,255
Wal-Mart Stores	1.6	333,122	21,600
Other Securities	6.1		81,196

			281,546

Energy — 0.9%
Other Securities	0.9		12,389

Financials — 18.0%
Allied World Assurance Holdings	0.7	262,942	10,037
Aspen Insurance Holdings	0.6	167,362	7,777
Axis Capital Holdings	0.7	184,700	9,922
CBOE Holdings	1.2	243,040	16,303
Everest Re Group	1.3	97,683	16,932
PartnerRe	0.8	81,665	11,342
RenaissanceRe Holdings	0.9	112,164	11,925

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Travelers	0.8%	101,450	$10,097
Two Harbors Investment†	0.6	848,921	7,487
Validus Holdings	1.0	302,597	13,638
Other Securities	9.4		128,534

			243,994

Health Care — 14.2%
AmerisourceBergen	0.9	126,688	12,034
Anthem	0.5	48,900	6,846
Cardinal Health	1.0	170,994	13,136
Eli Lilly	0.7	106,561	8,918
Express Scripts Holding*	0.5	89,533	7,249
Johnson & Johnson	2.0	285,574	26,658
Merck	0.5	150,467	7,432
Pfizer	1.2	504,370	15,842
Quest Diagnostics	0.5	117,470	7,221
Other Securities	6.4		87,334

			192,670

Industrials — 3.9%
Lockheed Martin	1.0	64,832	13,440
Northrop Grumman	0.6	47,300	7,849
Other Securities	2.3		31,924

			53,213

Information Technology — 11.3%
Amdocs	1.4	333,670	18,979
International Business Machines	1.0	91,973	13,333
Other Securities	8.9		120,910

			153,222

Materials — 2.1%
Other Securities	2.1		27,722

Telecommunication Services — 5.2%
AT&T	2.3	966,573	31,491
Verizon Communications	1.7	509,903	22,186
Other Securities	1.2		16,174

			69,851

Utilities — 8.4%
Consolidated Edison	1.1	214,515	14,340
Edison International	0.6	133,570	8,424
Entergy	0.8	160,209	10,430
PG&E	0.9	229,700	12,128
Public Service Enterprise Group	0.6	181,000	7,631
Southern	0.9	258,965	11,576
Other Securities	3.5		48,519

			113,048

Total Common Stock (Cost $1,195,635) ($ Thousands)			1,315,801

68	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**††	1.9%	26,035,247	$26,035

Total Cash Equivalent (Cost $26,035) ($ Thousands)			26,035

U.S. TREASURY OBLIGATION (A) — 0.2%
Other Securities	0.2		2,278

Total U.S. Treasury Obligation (Cost $2,277) ($ Thousands)			2,278

Total Investments — 99.3% (Cost $1,223,947) ($ Thousands)			$1,344,114

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	186	Dec-2015	$(226)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,352,950 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,315,801	$—	$—	$1,315,801
Cash Equivalent	26,035	—	—	26,035
U.S. Treasury Obligation	—	2,278	—	2,278

Total Investments in Securities	$1,341,836	$2,278	$—	$1,344,114

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(226)	$—	$—	$(226)

Total Other Financial Instruments	$(226)	$—	$—	$(226)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	69

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 88.1%

Australia — 4.8%
Amcor	0.5%		$12,287
Other Securities	4.3		99,304

			111,591

Austria — 0.4%
Other Securities	0.4		8,873

			8,873

Belgium — 0.5%
Other Securities	0.5		11,686

			11,686

Canada — 10.7%
BCE	0.6	313,359	12,835
Canadian Imperial Bank of Commerce	0.8	257,400	18,408
Canadian Tire, Cl A	0.8	206,100	18,455
Dollarama	0.6	221,400	14,884
Rogers Communications, Cl B	0.8	533,900	18,311
Other Securities	7.1		167,390

			250,283

China — 0.1%
Other Securities	0.1		1,595

			1,595

Denmark — 0.6%
Other Securities	0.6		12,781

			12,781

Finland — 0.0%
Other Securities	0.0		766

			766

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

France — 0.2%
Other Securities	0.2%		$5,065

			5,065

Germany — 1.1%
Other Securities	1.1		25,977

			25,977

Guernsey — 0.6%
Amdocs	0.6	238,188	13,548

			13,548

Hong Kong — 3.9%
CLP Holdings, Cl B	1.0	2,684,000	22,995
Other Securities	2.9		67,745

			90,740

Ireland — 0.1%
Other Securities	0.1		2,262

			2,262

Israel — 1.0%
Teva Pharmaceutical Industries	0.6	222,091	12,687
Other Securities	0.4		11,510

			24,197

Italy — 0.2%
Other Securities	0.2		5,630

			5,630

Japan — 5.2%
Lion, Cl H	0.6	1,554,400	13,678
Other Securities	4.6		107,119

			120,797

Jersey — 0.0%
Other Securities	0.0		1,038

			1,038

Luxembourg — 0.0%
Other Securities	0.0		749

			749

Netherlands — 0.5%
Other Securities	0.5		11,542

			11,542

New Zealand — 1.6%
Other Securities	1.6		36,935

			36,935

70	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Norway — 1.5%
Orkla	0.6%	1,830,733	$13,549
Telenor	0.6	700,173	13,047
Other Securities	0.3		7,441

			34,037

Portugal — 0.4%
Other Securities	0.4		9,589

			9,589

Singapore — 3.0%
Singapore Telecommunications	0.5	4,870,200	12,362
Other Securities	2.5		56,440

			68,802

Spain — 1.0%
Iberdrola	0.6	1,909,985	12,679
Other Securities	0.4		9,727

			22,406

Sweden — 1.8%
Other Securities	1.8		41,163

			41,163

Switzerland — 3.4%
Galenica	0.7	13,744	17,449
Nestle	0.6	169,261	12,684
Swisscom	0.7	31,607	15,741
Other Securities	1.4		33,527

			79,401

United Kingdom — 8.1%
British American Tobacco	0.6	230,961	12,774
Imperial Tobacco Group	1.1	515,896	26,731
Next, Cl A	1.2	233,773	26,966
Reckitt Benckiser Group	0.5	140,669	12,780
SSE	1.0	1,021,968	23,121
Unilever	0.8	468,939	19,142
Other Securities	2.9		67,751

			189,265

United States — 37.4%
Altria Group	0.7	297,572	16,188
AmerisourceBergen	0.9	219,091	20,811
AT&T	1.0	698,768	22,766
Autozone*	1.1	33,689	24,385
Bunge	0.8	242,020	17,740
Church & Dwight	0.6	150,767	12,649
Clorox	1.4	285,434	32,976
Coca-Cola	0.6	354,881	14,238

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Costco Wholesale	0.8%	127,720	$18,464
Dollar General	0.7	222,584	16,124
General Mills, Cl A	1.0	430,826	24,182
Henry Schein*	0.5	93,063	12,351
Hill-Rom Holdings	0.6	240,790	12,519
Jack Henry & Associates	0.6	179,197	12,474
Johnson & Johnson	1.1	270,527	25,254
Kellogg	0.5	187,741	12,494
Kimberly-Clark	0.8	159,478	17,389
McCormick	0.7	193,148	15,873
New York Community Bancorp	0.6	725,247	13,098
Patterson	0.5	292,726	12,660
PepsiCo	0.6	144,480	13,625
Philip Morris International	0.5	158,607	12,582
Procter & Gamble	0.9	300,745	21,636
Southern	0.6	327,161	14,624
United Parcel Service, Cl B	0.5	127,907	12,623
VeriSign*	0.6	187,797	13,251
Wal-Mart Stores	0.9	306,291	19,860
Other Securities	17.3		408,742

			871,578

Total Common Stock (Cost $2,006,885) ($ Thousands)			2,052,296

PREFERRED STOCK — 0.4%

Germany — 0.4%
Other Securities	0.4		10,303

Total Preferred Stock (Cost $10,877) ($ Thousands)			10,303

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**†	4.6	108,089,406	108,089

Total Cash Equivalent (Cost $108,089) ($ Thousands)			108,089

SEI Institutional Managed Trust / Annual Report / September 30, 2015	71

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

TIME DEPOSITS — 0.8%
Brown Brothers Harriman
1.168%, 10/01/2015	0.0%	AUD 725	$509
1.155%, 10/01/2015	0.0	NZD 310	199
0.100%, 10/01/2015	0.0	SGD 36	25
0.058%, 10/01/2015	0.0	CAD 164	122
0.057%, 10/01/2015	0.0	GBP 220	333
0.030%, 10/01/2015	0.7	16,274	16,274
0.005%, 10/01/2015	0.0	HKD 7	1
0.005%, 10/01/2015	0.0	JPY 3,617	30
(0.733)%, 10/01/2015	0.1	SEK 7,785	928
(1.000)%, 10/01/2015	0.0	CHF 196	201

Total Time Deposits (Cost $18,622) ($ Thousands)			18,622

U.S. TREASURY OBLIGATIONS (A) — 0.5%
Other Securities	0.5	—	11,373

Total U.S. Treasury Obligations (Cost $11,368) ($ Thousands)			11,373

Total Investments — 94.4% (Cost $2,155,841) ($ Thousands)			$2,200,683

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	729	Dec-2015	$(317)
FTSE 100 Index	197	Dec-2015	(47)
Hang Seng Index	29	Oct -2015	20
S&P 500 Index E-MINI	1,108	Dec-2015	(852)
SPI 200 Index	81	Dec-2015	(44)
Topix Index	132	Dec-2015	(238)

			$(1,478)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/29/15	AUD	86,576	USD	60,465	$(228)
10/29/15	CAD	175,434	USD	131,353	498
10/29/15	CHF	37,846	USD	39,104	324
10/29/15	DKK	56,493	USD	8,550	91
10/29/15	EUR	57,110	USD	64,492	724
10/29/15	GBP	63,458	USD	96,904	808
10/29/15	HKD	385,598	USD	49,749	(6)
10/29/15	JPY	11,971,340	USD	100,395	393
10/29/15	NOK	152,845	USD	18,104	188
10/29/15	NZD	28,506	USD	18,067	(126)
10/29/15	SEK	191,820	USD	22,942	51
10/29/15	SGD	72,079	USD	50,458	(204)
10/29/15	USD	1,652	AUD	2,358	1
10/29/15	USD	2,664	CAD	3,568	(3)
10/29/15	USD	957	CHF	930	(4)
10/29/15	USD	214	DKK	1,421	(1)
10/29/15	USD	1,623	EUR	1,446	(9)

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/29/15	USD	1,732	GBP	1,144	$1
10/29/15	USD	1,115	HKD	8,639	—
10/29/15	USD	2,816	JPY	337,118	—
10/29/15	USD	407	NOK	3,451	(2)
10/29/15	USD	692	NZD	1,089	2
10/29/15	USD	656	SEK	5,509	1
10/29/15	USD	1,511	SGD	2,154	4

					$2,503

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(674,109)	$676,612	$2,503

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $2,330,599 ($Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australia Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Denmark Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Sweden Krone

SGD — Singapore Dollar

SPI — Swiss Performance Index

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,031,136	$21,160	$—	$2,052,296
Preferred Stock	10,303	—	—	10,303
Cash Equivalent	108,089	—	—	108,089
Time Deposits	—	18,622	—	18,622
U.S. Treasury Obligations	—	11,373	—	11,373

Total Investments in Securities	$2,149,528	$51,155	$—	$2,200,683

72	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$20	$—	$—	$20
Unrealized Depreciation	(1,498)	—	—	(1,498)
Forwards Contracts*
Unrealized Appreciation	—	3,086	—	3,086
Unrealized Depreciation	—	(583)	—	(583)

Total Other Financial Instruments	$(1,478)	$2,503	$—	$1,025

*	Futures contracts and forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	73

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.5%

Consumer Discretionary — 10.8%
Bed Bath & Beyond*	0.6%	94,650	$5,397
McDonald’s	1.1	97,864	9,642
Panera Bread, Cl A*	0.6	29,875	5,778
Target, Cl A	0.8	97,186	7,645
Other Securities	7.7		68,616

			97,078

Consumer Staples — 20.8%
Altria Group	1.5	239,914	13,052
Church & Dwight	0.8	83,738	7,026
Clorox	0.9	70,061	8,094
Coca-Cola Enterprises	0.7	123,408	5,967
Costco Wholesale	0.9	58,129	8,404
Dr Pepper Snapple Group	0.6	74,070	5,855
Hershey	0.8	77,249	7,098
Hormel Foods	0.8	107,711	6,819
Kellogg	0.8	103,726	6,903
Kroger	1.0	252,032	9,091
McCormick	0.7	72,119	5,927
PepsiCo	1.0	92,067	8,682
Philip Morris International	0.7	84,669	6,717
Reynolds American	0.7	140,102	6,202
Wal-Mart Stores	1.5	203,109	13,169
Other Securities	7.4		68,111

			187,117

Energy — 0.9%
Other Securities	0.9		8,143

Financials — 18.0%
Allied World Assurance Holdings	0.6	145,149	5,540
Axis Capital Holdings	0.7	114,210	6,135
CBOE Holdings	1.1	149,215	10,009
Everest Re Group	1.0	50,623	8,775
PartnerRe	0.9	57,857	8,035
RenaissanceRe Holdings	1.2	103,533	11,008

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Travelers	0.8%	68,500	$6,818
Validus Holdings	1.0	192,999	8,698
Other Securities	10.7		96,812

			161,830

Health Care — 13.6%
Aetna, Cl A	0.8	63,300	6,926
AmerisourceBergen	0.8	75,737	7,194
Anthem	0.9	56,500	7,910
Johnson & Johnson	1.8	178,273	16,642
Merck	0.8	142,900	7,058
Pfizer	1.4	392,400	12,325
UnitedHealth Group	0.8	63,200	7,332
Other Securities	6.3		57,019

			122,406

Industrials — 4.9%
Northrop Grumman	0.9	49,100	8,148
Raytheon	0.8	66,100	7,222
Other Securities	3.2		28,813

			44,183

Information Technology — 9.9%
Amdocs	0.9	137,440	7,818
International Business Machines	0.6	37,600	5,451
Other Securities	8.4		76,433

			89,702

Materials — 1.8%
Other Securities	1.8		16,208

Telecommunication Services — 4.1%
AT&T	1.8	501,695	16,345
Verizon Communications	1.2	247,011	10,747
Other Securities	1.1		10,095

			37,187

Utilities — 11.7%
Consolidated Edison	1.0	133,742	8,941
Duke Energy	0.6	76,111	5,475
Edison International	0.8	109,300	6,893
Entergy	0.7	100,000	6,510
Eversource Energy	0.6	113,570	5,749
PG&E	0.7	121,000	6,389
Pinnacle West Capital	0.6	88,332	5,666
Public Service Enterprise Group	0.9	186,000	7,842
Southern	0.8	151,431	6,769
WEC Energy Group	0.7	119,204	6,225
Other Securities	4.3		39,463

			105,922

Total Common Stock (Cost $706,622) ($ Thousands)			869,776

74	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

RIGHTS — 0.0%
Other Securities	0.0%		$91

Total Rights (Cost $–) ($ Thousands)			91

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%** †	3.0	27,260,092	27,260

Total Cash Equivalent (Cost $27,260) ($ Thousands)			27,260

U.S. TREASURY OBLIGATIONS (A) — 0.3%
Other Securities	0.3		2,249

Total U.S. Treasury Obligations (Cost $2,248) ($ Thousands)			2,249

Total Investments — 99.8% (Cost $736,130) ($ Thousands)			$899,376

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	201	Dec-2015	$(287)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $901,349 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$869,776	$—	$—	$869,776
Rights	—	91	—	91
Cash Equivalent	27,260	—	—	27,260
U.S. Treasury Obligations	—	2,249	—	2,249

Total Investments in Securities	$897,036	$2,340	$—	$899,376

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(287)	$—	$—	$(287)

Total Other Financial Instruments	$(287)	$—	$—	$(287)

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting

Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	75

SCHEDULE OF INVESTMENTS

Real Estate Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%‡

Consumer Discretionary — 0.9%
Hyatt Hotels, Cl A*	6,650	$313
Starwood Hotels & Resorts Worldwide	22,050	1,466

		1,779

Financials — 96.2%‡
Alexandria Real Estate Equities†	36,750	3,112
Apartment Investment & Management, Cl A†	136,576	5,056
AvalonBay Communities†	55,261	9,661
BioMed Realty Trust†	190,100	3,798
Boston Properties†	60,880	7,208
Brandywine Realty Trust†	76,720	945
Brixmor Property Group	93,650	2,199
Camden Property Trust	32,400	2,394
Care Capital Properties†	37,490	1,235
Chesapeake Lodging Trust†	57,210	1,491
Columbia Property Trust†	46,850	1,087
Cousins Properties, Cl A	28,120	259
CubeSmart	131,840	3,587
CyrusOne†	40,730	1,330
DCT Industrial Trust	36,750	1,237
DDR†	158,050	2,431
Digital Realty Trust, Cl A†	12,850	839
Douglas Emmett	90,950	2,612
Duke Realty	216,845	4,131
Empire State Realty Trust, Cl A†	73,770	1,256
Equinix†	4,690	1,282
Equity Commonwealth*†	18,930	516
Equity LifeStyle Properties	26,650	1,561
Equity One, Cl A†	26,140	636
Equity Residential†	131,620	9,887
Essex Property Trust†	26,949	6,021
Extra Space Storage	23,000	1,775
Federal Realty Investment Trust	3,740	510
First Industrial Realty Trust†	39,890	836
General Growth Properties†	230,199	5,978
HCP†	78,050	2,907
Highwoods Properties	35,990	1,395
Host Hotels & Resorts†	346,814	5,483
Hudson Pacific Properties†	81,170	2,337
Kilroy Realty	25,750	1,678
Kimco Realty†	130,500	3,188
Kite Realty Group Trust†	69,800	1,662
LaSalle Hotel Properties	48,600	1,380
Liberty Property Trust	90,930	2,865
Macerich†	60,759	4,668
Mack-Cali Realty†	16,090	304
Paramount Group	94,050	1,580

Description	Shares	Market Value ($ Thousands)

Pebblebrook Hotel Trust	33,850	$1,200
Physicians Realty Trust†	28,580	431
Piedmont Office Realty Trust, Cl A†	75,300	1,347
Post Properties†	20,950	1,221
ProLogis†	216,677	8,429
PS Business Parks†	15,060	1,196
Public Storage†	52,811	11,176
QTS Realty Trust*	8,610	376
Ramco-Gershenson Properties†	53,790	807
Regency Centers	50,540	3,141
Retail Opportunity Investments†	101,110	1,672
Retail Properties of America, Cl A†	40,870	576
Rexford Industrial Realty†	22,000	303
RLJ Lodging Trust	21,900	554
Senior Housing Properties Trust†	159,880	2,590
Simon Property Group†	94,598	17,380
SL Green Realty†	29,920	3,236
Sovran Self Storage†	8,390	791
Strategic Hotels & Resorts*†	29,090	401
Sunstone Hotel Investors†	96,160	1,272
Taubman Centers†	34,940	2,414
UDR†	127,450	4,395
Urban Edge Properties†	38,120	823
Ventas†	117,690	6,598
Vornado Realty Trust†	66,200	5,986
Washington†	42,280	1,054
Weingarten Realty Investors†	47,790	1,582
Welltower†	132,570	8,978

		204,246

Total Common Stock (Cost $167,210) ($ Thousands)		206,025

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	6,434,572	6,435

Total Cash Equivalent (Cost $6,435) ($ Thousands)		6,435

Total Investments — 100.1% (Cost $173,645) ($ Thousands)		$212,460

Percentages are based on Net Assets of $212,287 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
†	Real Estate Investment Trust.
††	Investment in Affiliated Security (see Note 6).
‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

Cl — Class

As of September 30, 2015, all of the Fund’s investments are Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Enhanced Income Fund

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 35.4%

Consumer Discretionary — 5.4%
AutoZone
1.300%, 01/13/2017	$500	$501
CCO Holdings LLC
5.250%, 09/30/2022	250	234
CCO Safari II
4.908%, 07/23/2025 (A)	165	164
CSC Holdings
8.625%, 02/15/2019	875	901
Daimler Finance North America LLC
1.650%, 05/18/2018 (A)	300	294
1.375%, 08/01/2017 (A)	535	528
Dollar Tree
5.750%, 03/01/2023 (A)	125	130
ERAC USA Finance LLC
1.400%, 04/15/2016 (A)	115	115
Ford Motor Credit LLC
1.724%, 12/06/2017	350	348
1.166%, 03/12/2019 (B)	400	388
General Motors Financial
2.400%, 04/10/2018	750	744
Hyundai Capital America MTN
2.000%, 03/19/2018 (A)	235	234
1.625%, 10/02/2015 (A)	150	150
NBCUniversal Enterprise
0.974%, 04/15/2018 (A) (B)	550	550
Nissan Motor Acceptance MTN
0.884%, 03/03/2017 (A) (B)	310	309
President and Fellows of Harvard College
6.300%, 10/01/2037	380	390
Scripps Networks Interactive
2.700%, 12/15/2016	650	660
Sinclair Television Group
5.625%, 08/01/2024 (A)	500	454

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sirius XM Radio (A)
5.875%, 10/01/2020	$700	$712
5.375%, 04/15/2025	100	96
Thomson Reuters
1.650%, 09/29/2017	345	345
0.875%, 05/23/2016	250	250
Time Warner Cable
5.850%, 05/01/2017	450	476
Tribune Media
5.875%, 07/15/2022 (A)	310	301
Volkswagen Group of America Finance (A)
1.250%, 05/23/2017	300	290
0.799%, 05/22/2018 (B)	300	274
0.773%, 11/20/2017 (B)	800	743
Whirlpool
1.350%, 03/01/2017	440	440

		11,021

Consumer Staples — 1.7%
Anheuser-Busch InBev Finance
0.700%, 02/01/2019 (B)	650	642
CVS Health
1.900%, 07/20/2018	350	352
1.200%, 12/05/2016	330	331
Elizabeth Arden
7.375%, 03/15/2021	189	113
JM Smucker
1.750%, 03/15/2018 (A)	180	180
Kroger
0.819%, 10/17/2016 (B)	450	450
Mondelez International
0.820%, 02/01/2019 (B)	450	439
Reynolds American
2.300%, 06/12/2018	445	450
SABMiller Holdings
0.990%, 08/01/2018 (A) (B)	500	498
Spectrum Brands
5.750%, 07/15/2025 (A)	99	101

		3,556

Energy — 3.1%
Atwood Oceanics
6.500%, 02/01/2020	700	562
Blue Racer Midstream
6.125%, 11/15/2022 (A)	107	102
BP Capital Markets PLC (B)
0.956%, 09/26/2018	700	695
0.739%, 02/13/2018	400	397
ConocoPhillips
1.500%, 05/15/2018	395	395
Devon Energy
0.877%, 12/15/2016 (B)	600	593

SEI Institutional Managed Trust / Annual Report / September 30, 2015	77

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Enbridge
0.779%, 06/02/2017 (B)	$675	$663
Energy Transfer Partners
2.500%, 06/15/2018	350	348
Genesis Energy
6.750%, 08/01/2022	309	290
6.000%, 05/15/2023	95	84
Gibson Energy
6.750%, 07/15/2021 (A)	207	199
Halcon Resources
8.625%, 02/01/2020 (A)	175	146
Hess
1.300%, 06/15/2017	365	362
Kinder Morgan
2.000%, 12/01/2017	270	268
Regency Energy Partners
5.000%, 10/01/2022	200	195
Statoil
0.771%, 11/08/2018 (B)	300	298
Total Capital Canada Ltd.
0.669%, 01/15/2016 (B)	170	170
Total Capital International
0.881%, 08/10/2018 (B)	450	450

		6,217

Financials — 15.4%
Abbey National Treasury Services MTN (B)
1.179%, 08/24/2018	600	601
0.736%, 09/29/2017	350	348
Australia & New Zealand Banking Group (B)
0.881%, 05/15/2018	300	299
0.664%, 01/10/2017 (A)	300	300
Bank of America MTN
5.650%, 05/01/2018	110	120
2.000%, 01/11/2018	190	191
1.700%, 08/25/2017	500	501
1.097%, 09/15/2036 (B)	700	605
Bank of Montreal MTN
0.883%, 04/09/2018 (B)	650	650
Bank of New York Mellon MTN
0.772%, 03/06/2018 (B)	650	649
Bank of Nova Scotia
1.300%, 07/21/2017	400	400
Bank of Tokyo-Mitsubishi UFJ (A)
1.450%, 09/08/2017	400	397
0.642%, 09/08/2017 (B)	400	398
Barclays Bank PLC MTN
6.050%, 12/04/2017 (A)	600	649
BB&T MTN (B)
1.197%, 06/15/2018	535	537
0.960%, 02/01/2019	325	324
BPCE MTN
1.161%, 02/10/2017 (B)	700	702

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital One Bank USA
1.300%, 06/05/2017	$550	$546
Citigroup
0.879%, 08/25/2036 (A) (B)	1,500	1,132
Citizens Bank MTN
1.600%, 12/04/2017	800	797
Commonwealth Bank of Australia MTN
0.736%, 03/12/2018 (A) (B)	650	647
Credit Agricole MTN
1.302%, 06/10/2020 (A) (B)	500	499
Credit Suisse NY MTN
1.700%, 04/27/2018	500	498
0.984%, 01/29/2018 (B)	500	498
Deutsche Bank
0.994%, 02/13/2018 (B)	475	474
Fifth Third Bank MTN
1.243%, 08/20/2018 (B)	650	649
Goldman Sachs Group (B)
1.497%, 04/30/2018	125	126
1.454%, 04/23/2020	500	501
1.421%, 11/15/2018	400	402
HSBC Bank PLC
0.961%, 05/15/2018 (A) (B)	600	599
Huntington National Bank
0.718%, 04/24/2017 (B)	350	347
ING Bank
0.974%, 10/01/2019 (A) (B)	400	397
Intesa Sanpaolo MTN
3.125%, 01/15/2016	300	302
JPMorgan Chase
0.924%, 01/28/2019 (B)	300	299
JPMorgan Chase Capital XXI
1.250%, 02/02/2037 (B)	1,300	1,011
KeyBank
0.844%, 06/01/2018 (B)	600	599
Lloyds Bank
0.856%, 03/16/2018 (B)	600	598
Macquarie Group
1.297%, 01/31/2017 (A) (B)	400	402
Manufacturers & Traders Trust
1.400%, 07/25/2017	475	474
0.672%, 01/30/2017 (B)	400	399
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (A)	220	219
Mizuho Bank
0.966%, 03/26/2018 (A) (B)	550	548
Morgan Stanley
5.950%, 12/28/2017	140	153
1.143%, 01/24/2019 (B)	450	450
MSCI (A)
5.750%, 08/15/2025	183	184
5.250%, 11/15/2024	160	162
Prudential Financial MTN
1.101%, 08/15/2018 (B)	500	495

78	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

RHP Hotel Properties†
5.000%, 04/15/2021	$217	$217
5.000%, 04/15/2023 (A)	105	105
Santander Bank
1.216%, 01/12/2018 (B)	800	798
Societe Generale MTN
1.364%, 10/01/2018 (B)	550	555
Standard Chartered MTN
0.929%, 04/17/2018 (A) (B)	800	800
State Street Capital Trust IV
1.337%, 06/15/2037 (B)	375	302
SunTrust Bank
0.761%, 02/15/2017 (B)	650	648
Synchrony Financial
1.875%, 08/15/2017	325	325
1.530%, 02/03/2020 (B)	750	741
UBS MTN
5.875%, 12/20/2017	400	436
0.949%, 08/14/2019 (B)	700	698
Unitrin
6.000%, 05/15/2017	670	708
US Bancorp MTN
0.695%, 04/25/2019 (B)	550	547
Ventas Realty†
1.550%, 09/26/2016	500	501
1.250%, 04/17/2017	130	129
WEA Finance
1.750%, 09/15/2017 (A)	280	278
Wells Fargo MTN
0.977%, 01/30/2020 (B)	500	499
Westpac Banking
1.200%, 05/19/2017	300	300
0.899%, 01/17/2019 (B)	400	396

		31,061

Health Care — 3.9%
AbbVie
1.800%, 05/14/2018	525	523
Actavis Funding SCS
1.416%, 03/12/2018 (B)	850	847
1.300%, 06/15/2017	550	545
Amgen
2.125%, 05/15/2017	600	608
Baxalta
1.099%, 06/22/2018 (A) (B)	500	501
Bayer US Finance
0.564%, 10/06/2017 (A) (B)	550	548
Becton Dickinson
1.800%, 12/15/2017	625	628
Celgene
2.125%, 08/15/2018	275	277
DaVita HealthCare Partners
5.000%, 05/01/2025	310	298

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ExamWorks Group
5.625%, 04/15/2023	$105	$106
Mallinckrodt International Finance
4.875%, 04/15/2020 (A)	71	68
McKesson
1.292%, 03/10/2017	370	369
0.950%, 12/04/2015	235	235
Medtronic
1.500%, 03/15/2018	340	338
Mylan
1.350%, 11/29/2016	450	447
Providence Health & Services Obligated Group
1.084%, 10/01/2016 (B)	800	802
Thermo Fisher Scientific
1.300%, 02/01/2017	145	145
Zimmer Biomet Holdings
1.450%, 04/01/2017	625	624

		7,909

Industrials — 2.1%
Air Lease
4.500%, 01/15/2016	350	352
2.125%, 01/15/2018	310	307
Boart Longyear Management Properties
10.000%, 10/01/2018 (A)	350	301
Bombardier
6.000%, 10/15/2022 (A)	116	86
Clean Harbors
5.250%, 08/01/2020	350	354
GATX
1.250%, 03/04/2017	245	244
Hutchison Whampoa International 14
1.625%, 10/31/2017 (A)	500	498
ILFC E-Capital Trust I
4.570%, 12/21/2065 (A) (B)	500	457
Nielsen Finance
5.000%, 04/15/2022 (A)	700	678
PACCAR Financial MTN
1.100%, 06/06/2017	360	360
Pentair Finance
1.350%, 12/01/2015	285	285
Precision Castparts
0.700%, 12/20/2015	135	135
Sensata Technologies
5.000%, 10/01/2025 (A)	207	194

		4,251

Information Technology — 1.9%
Audatex North America (A)
6.125%, 11/01/2023	475	477
6.000%, 06/15/2021	300	301

SEI Institutional Managed Trust / Annual Report / September 30, 2015	79

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bankrate
6.125%, 08/15/2018 (A)	$300	$293
CommScope
5.500%, 06/15/2024 (A)	500	478
Equinix
5.750%, 01/01/2025†	505	501
Fidelity National Information Services
1.450%, 06/05/2017	210	208
Hewlett Packard Enterprise
2.450%, 10/05/2017 (A)	650	650
Hewlett-Packard
1.226%, 01/14/2019 (B)	600	605
TSMC Global
0.950%, 04/03/2016 (A)	250	249
Western Union
2.375%, 12/10/2015	85	85

		3,847

Materials — 0.5%
Ball
5.250%, 07/01/2025	123	121
Owens-Brockway Glass Container (A)
6.375%, 08/15/2025	140	141
5.875%, 08/15/2023	105	106
Rio Tinto Finance USA PLC
1.174%, 06/17/2016 (B)	625	626

		994

Telecommunication Services — 0.7%
AT&T
1.212%, 06/30/2020 (B)	550	545
British Telecommunications PLC
1.250%, 02/14/2017	295	294
Verizon Communications
2.086%, 09/14/2018 (B)	515	530

		1,369

Utilities — 0.7%
Dominion Gas Holdings
1.050%, 11/01/2016	600	600
Exelon
1.550%, 06/09/2017	180	180
Southern
1.300%, 08/15/2017	390	388
Talen Energy Supply
4.625%, 07/15/2019 (A)	270	246

		1,414

Total Corporate Obligations (Cost $73,373) ($ Thousands)		71,639

LOAN PARTICIPATIONS — 28.2%
Acadia Healthcare Company, 1st Lien Term Loan
4.250%, 02/11/2022	199	199

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Acosta
4.250%, 09/24/2021	$890	$874
Advantage Sales, Term Loan
4.250%, 07/23/2021	5	4
Advantage Sales and Marketing, 1st Lien Term Loan
4.250%, 07/23/2021	461	451
Advantage Sales and Marketing, 2nd Lien Term Loan
7.500%, 07/25/2022	265	253
Affinion Group Holdings
6.750%, 04/30/2018	440	412
Air Medical
4.500%, 04/28/2022	826	815
Alere
4.250%, 06/20/2022	748	747
Alinta, Cov-Lite, 1st Lien Term Loan
6.375%, 08/13/2018	418	417
Allison Transmission
3.500%, 08/23/2019	613	612
Amber Holdings, 1st Lien Draw Term Loan,
6.375%, 08/13/2018	7	7
Amber Holdings, 1st Lien Draw Term Loan,
6.375%, 08/13/2018	21	21
AMC Entertainment, Term Loan
3.500%, 04/30/2020	499	497
American Builders & Contract Supply, Term Loan B
3.500%, 04/16/2020	689	683
American Renal Holdings
4.500%, 08/14/2019	525	520
American Tire Distributors, 1st Lien Term Loan
5.250%, 09/01/2021	249	249
Applied Systems, 1st Lien Term Loan
4.250%, 01/25/2021	5	5
Applied Systems, 1st Lien Term Loan
4.250%, 01/25/2021	468	466
Aramark, 1st Lien
3.250%, 02/24/2021	687	684
Aramark, 1st Lien Term Loan
0.057%, 07/26/2016	14	14
Ardagh Holdings USA, 1st Lien Term Loan
4.000%, 12/17/2019	443	441
Aricent Technologies, 1st Lien Term Loan
5.500%, 04/14/2021	151	149
Aricent Technologies, 1st Lien Term Loan
5.500%, 04/14/2021	492	488
Asurion LLC
5.000%, 05/24/2019	168	160

80	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Asurion, 2nd Lien Term Loan
8.500%, 03/03/2021	$650	$582
Asurion, LLC, Incremental 1st Lien Term Loan B-4,
5.000%, 07/29/2022	200	188
Auris Luxembourg II, Term Loan B-4
4.250%, 01/17/2022	323	322
BE Aerospace
4.000%, 11/19/2021	188	188
BE Aerospace, 1st Lien Term Loan
4.000%, 11/19/2021	67	67
Beacon Roofing, 1st Lien Term Loan
0.000%, 09/23/2022 (C)	150	150
Berry Plastics, 1st Lien Term Loan
0.000%, 09/16/2022 (C)	300	299
Black Knight
3.750%, 05/09/2022	53	53
Booz Allen Hamilton, 1st Lien Term Loan B1
3.750%, 07/31/2019	246	246
Brickman Group Holdings, 1st Lien Term Loan
4.000%, 12/18/2020	491	483
Burger King 5/15 Term Loan B
3.750%, 12/10/2021	66	66
Calpine 5/15 B5 Cov-Lite Term Loan
3.500%, 05/20/2022	663	652
Catalent Pharma Solutions, 1st Lien Term Loan B
4.250%, 05/20/2021	494	493
CCM Merger
4.500%, 08/06/2021	366	365
CDW, Term Loan
3.250%, 04/29/2020	488	483
Ceramtec Acquisition
4.250%, 08/30/2020	82	82
CeramTec GmbH, Term Loan B
4.250%, 08/30/2020	201	201
Charter Communications Operating LLC, Term Loan E
3.000%, 07/10/2020	313	309
Chief Exploration
7.500%, 05/16/2021	500	411
CommScope 5/15 Incremental Cov-Lite Term Loan B
3.750%, 12/29/2022	200	200
Communications Sales and Leasing
5.000%, 10/14/2022	90	84
Constantia Flexibles, 1st Lien
4.750%, 04/30/2022	32	32
Constantinople Acquisition
4.750%, 04/30/2022	167	167
ConvaTec, Dollar Term Loan
4.250%, 06/15/2020	153	152

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cumulus Media, 1st Lien
4.250%, 12/23/2020	$564	$471
DaVita HealthCare Partners, Term Loan B
3.500%, 06/18/2021	400	398
Dex Media West
8.000%, 12/30/2016	383	223
Dollar Tree, Term Loan B-1
3.500%, 07/06/2022	620	620
EFS Cogen Holdings, 1st Lien Term Loan
3.750%, 12/17/2020	194	193
Emergency Medical Services Cov-Lite, Term Loan
4.000%, 05/25/2018	17	17
Emergency Medical Services, Initial Term Loan
4.000%, 04/27/2018	218	217
4.000%, 05/25/2018	107	107
EMI Music Publishing, Ltd., Term Loan
4.000%, 08/14/2022	426	424
Endurance International, 1st Lien
5.000%, 11/09/2019	354	353
Energy & Exploration Partners, 1st Lien Term Loan B
7.750%, 01/22/2019	627	470
Entegris, 1st Lien Term Loan B
3.500%, 04/30/2021	336	332
Epicor
4.750%, 06/01/2022	238	236
Equinox Fitness Club, Term Loan B
5.000%, 01/31/2020	731	731
Evergreen Skillsoft, 1st Lien
5.750%, 04/28/2021	640	574
First Data, 1st Lien Term Loan
3.687%, 03/23/2018	624	618
Four Seasons, 1st Lien Term Loan,
3.500%, 06/27/2020	644	639
Freescale Semiconductor, Term Loan
4.250%, 02/28/2020	790	789
Generac Power Systems, Term Loan B
3.250%, 05/31/2020	599	578
Gray Television, Cov-Lite, 1st Lien Term Loan
3.750%, 06/13/2021	151	151
Greeneden U.S. Holding II LLC
4.000%, 01/31/2020	890	881
Harbor Freight Tools
4.750%, 07/26/2019	232	233
Headwaters, 1st Lien Term Loan B
4.500%, 03/11/2022	80	80

SEI Institutional Managed Trust / Annual Report / September 30, 2015	81

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hill-Rom Holdings, Inc., 1st Lien Term Loan,
3.500%, 09/08/2022	$69	$69
Hilton Hotels, Cov-Lite, 1st Lien Term Loan B
3.500%, 10/26/2020	239	239
Hilton Worldwide Holdings, 1st Lien Term Loan B
3.500%, 10/26/2020	159	158
Houghton Mifflin 5/15 Cov-Lite Term Loan B
4.000%, 05/28/2021	349	345
Hub International, 1st Lien Term Loan B
4.000%, 10/02/2020	1,082	1,056
Hyperion Insurance Group
5.500%, 04/29/2022	269	268
IMS Health
3.500%, 03/17/2021	573	570
Ina Beteiligungs, 1st Lien Term Loan B
4.250%, 05/15/2020	376	376
Ineos Holdings Limited Cov-Lite
3.750%, 04/27/2018	599	585
Ineos US Finance, 1st Lien
4.250%, 03/11/2022	60	58
Informatica
4.500%, 06/03/2022	270	268
Intelsat Jackson Holdings
3.750%, 06/30/2019	288	280
Interactive Data, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/2021	627	625
ION Trading Technologies, Term Loan, Tranche B-1
4.250%, 06/10/2021	722	713
Jeld-Wen
5.000%, 06/24/2022	500	498
Jeld-Wen, Term Loan B, 1st Lien
5.252%, 09/24/2021	207	206
JHT Holding, 2nd Lien Term Loan
12.500%, 04/30/2016 (D) (E)	53	18
Kenan Advantage, Cov-Lite, Initial 1st Lien Term Loan,
4.000%, 07/29/2022	137	137
Kenan Advantage, Delayed Draw Term Loan
1.500%, 01/23/2017	19	—
Kenan Advantage, Initial Term Loan B
4.000%, 07/29/2022	44	44
Klockner Pentaplast of America
5.000%, 04/28/2020	32	32
5.000%, 04/22/2020	76	76
Kronos, Incremental Term Loan
4.500%, 10/30/2019	971	966

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Language Line, LLC, 1st Lien Term Loan,
6.500%, 06/11/2021	$650	$649
Lee Enterprises
7.250%, 03/31/2019	2	2
Lee Enterprises, Term Loan B
7.250%, 03/31/2019	275	275
Leslie’s Poolmart Cov-Lite, 1st Lien
4.250%, 10/16/2019	583	570
Level 3 Communications
4.000%, 08/01/2019	750	749
Lifetime Fitness
4.250%, 06/03/2022	357	355
Light Tower Fiber LLC, Term Loan
4.000%, 04/13/2020	196	192
Media General, Term Loan
4.000%, 07/31/2020	152	150
MEG Energy
3.750%, 03/21/2020	624	582
MGM Resorts, Term Loan B
3.500%, 12/20/2019	390	386
Millennium Labortories, 1st Lien Term Loan B
5.250%, 04/16/2021	651	198
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B
5.500%, 11/19/2019	248	246
Mueller Water Products, 1st Lien Term Loan B
4.000%, 11/19/2021	91	91
Mueller Water Products, Inc., Initial Loan
4.000%, 11/19/2021	6	6
Murray Energy 3/15 Cov-Lite Term Loan B2
7.500%, 04/09/2020	174	135
Nelson Education Limited, Term Loan B1
6.750%, 07/05/2014 (F)	206	109
Numericable US, 1st Lien Term Loan B1
4.500%, 05/21/2020	69	69
Numericable US, 1st Lien Term Loan B2
4.500%, 05/21/2020	60	60
Ocwen Financial
5.000%, 02/15/2018	45	45
Peabody Energy, 1st Lien Term Loan B Cov-Lite
4.250%, 09/24/2020	127	91
Penn Products Terminals
4.750%, 04/13/2022	139	137
Pilot Travel Centers LLC, 1st Lien Term Loan B
4.250%, 10/01/2021	990	993

82	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Post Holdings, 1st Lien Term Loan B
3.750%, 06/02/2021	$57	$57
Quintiles Transnational
3.250%, 05/06/2022	299	298
Radnet
5.500%, 10/10/2018	10	10
4.250%, 10/10/2018	715	710
RBS Worldplay, 1st Lien
4.750%, 11/30/2019	320	320
Realogy, Extended Term Loan
0.150%, 10/10/2016	28	28
Redtop Acquisitions, 1st Lien Term Loan
4.500%, 12/03/2020	99	99
Redtop Acquisitions, 2nd Lien Term Loan
8.250%, 06/03/2021	103	103
Regal Cinemas
3.750%, 04/01/2022	99	99
Regal Cinemas, 1st Lien Term Loan
3.750%, 04/01/2022	145	145
Regal Cinemas, Term Loan
3.750%, 04/01/2022	30	30
Rexnord 8/13 Cov-Lite Term Loan B
4.000%, 08/21/2020	70	69
Rexnord LLC, Term Loan B
4.000%, 08/21/2020	221	219
Royal Adhesives & Sealants
4.500%, 06/20/2022	127	126
SBA Finance
3.250%, 06/10/2022	520	512
Seadrill Partners LLC, 1st Lien Term Loan B
4.000%, 02/21/2021	652	394
Seaworld
3.000%, 05/14/2020	153	145
Seminole Hard Rock Entertainment, Term Loan B
3.500%, 05/14/2020	495	485
Serta Simmons Holdings, Term Loan B
4.250%, 10/01/2019	487	486
Smart & Final, 1st Lien Term Loan, Cov-Lite
4.000%, 11/15/2019	412	411
Solvay
4.750%, 12/01/2021	1	1
Spectrum Brands
3.750%, 06/23/2022	141	141
Spectrum Brands
3.750%, 06/23/2022	300	301
Spectrum Brands, 1st Lien Term Loan
5.250%, 06/23/2022	19	19
SS&C Technologies
4.000%, 07/08/2022	460	460

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	$858	$844
Sterigenics-Nordion 5/15 Cov-Lite TLB
4.250%, 05/16/2022	269	267
Surgical Care Affiliates, 1st Lien Term Loan
4.250%, 03/11/2022	373	372
Syncreon Holdings, 1st Lien Term Loan B
5.250%, 10/28/2020	983	780
TASC, 1st Lien Term Loan
7.000%, 05/23/2020	219	219
Telesat Canada, Term Loan B
3.490%, 03/26/2019	389	385
Templar Energy, Cov-Lite, 2nd Lien Term Loan
8.500%, 11/25/2020	375	166
Texas Competitive Electric Holdings, Extending Term Loan
4.683%, 10/10/2017 (F)	7	2
4.683%, 10/10/2017 (F)	347	132
The Nieman Marcus Group, 1st Lien Term Loan
4.250%, 10/25/2020	590	576
Townsquare Media, 1st Lien Term Loan
4.250%, 03/25/2022	108	108
TransDigm, Coe-Lite, 1st Lien, Term Loan D
3.750%, 06/04/2021	505	498
Transunion
3.500%, 04/09/2021	985	974
Tribune Media, 1st Lien Term Loan,
3.750%, 12/28/2020	440	436
True Religion Apparel, 1st Lien Term Loan
5.875%, 07/30/2019	304	182
True Religion Apparel, Term Loan
5.875%, 07/30/2019	163	97
True Religion Apparel, 1st Lien Term Loan,
5.875%, 07/30/2019	161	96
Univar
4.250%, 06/24/2022	90	88
Univar, 1st Lien Term Loan,
4.250%, 06/18/2022	90	88
Univision Communications
4.000%, 03/01/2020	839	833
Valeant Pharmaceuticals
3.500%, 02/13/2019	95	94
Valeant Pharmaceuticals International, Term Loan E
3.500%, 08/05/2020	398	392

SEI Institutional Managed Trust / Annual Report / September 30, 2015	83

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Valeant Pharmaceuticals, 1st Lien Term Loan
4.000%, 04/01/2022	$249	$246
Vanity LLC, 1st Lien Term Loan B
3.750%, 06/13/2021	245	245
Verint Systems, 1st Lien Term Loan B
3.500%, 09/06/2019	390	389
Warner Music Group, Term Loan
3.750%, 07/01/2020	492	482
Waste Industries, 1st Lien Term Loan
4.250%, 02/20/2020	398	399
WaveDivision Holdings
4.000%, 10/15/2019	172	171
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	241	240
Weight Watchers International
4.000%, 04/02/2020	356	193
West
3.250%, 06/30/2018	293	289
Wideopenwest Finance
4.500%, 04/01/2019	523	517
Wilsonart International Holdings LLC, 1st Lien Term Loan
4.000%, 10/31/2019	690	680
York Risk Services 10/14 Cov-Lite Term Loan B
4.750%, 10/01/2021	67	64
York Risk Services Holding, Term Loan B
4.750%, 10/01/2021	616	590
Ziggo, 1st Lien Term Loan B1
3.500%, 01/15/2022	292	301
Ziggo, 1st Lien Term Loan B2
3.500%, 01/15/2022	188	170
Ziggo, 1st Lien Term Loan B3
3.500%, 01/15/2022	309	303

Total Loan Participations (Cost $59,790) ($ Thousands)		57,031

MORTGAGE-BACKED SECURITIES — 10.5%

Agency Mortgage-Backed Obligations — 3.0%
FHLMC
6.000%, 09/01/2026	83	93
FNMA
6.500%, 09/01/2026	62	71
6.000%, 11/01/2026 to 04/01/2040	475	535
5.000%, 02/01/2023 to 03/01/2025	132	142
FNMA TBA
3.500%, 10/16/2027	900	951
3.000%, 10/15/2027	3,100	3,228
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
0.641%, 10/07/2020 (B)	323	325

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
0.653%, 01/08/2020 (B)	$420	$421
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
0.591%, 03/11/2020 (B)	139	139
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.583%, 03/06/2020 (B)	96	96
NCUA Guaranteed Notes, Ser 2011-R6, Cl 1A
0.583%, 05/07/2020 (B)	8	8

		6,009

Non-Agency Mortgage-Backed Obligations — 7.5%
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 7A2
0.654%, 08/25/2035 (A) (B)	196	195
Banc of America Mortgage Securities, Ser 2004-J, Cl 2A1
2.628%, 11/25/2034 (A) (B)	85	84
Banc of America Mortgage Securities, Ser 2005-C, Cl 2A2
2.610%, 04/25/2035 (A) (B)	217	200
Banc of America Mortgage Securities, Ser 2005-I, Cl 2A1
2.733%, 10/25/2035 (A) (B)	192	168
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl A4
5.405%, 12/11/2040 (B)	141	141
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.603%, 03/11/2039 (B)	266	267
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	304	310
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.900%, 12/10/2049 (B)	350	370
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.349%, 12/10/2049 (B)	479	512
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	186	186
Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	725	749
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.718%, 09/25/2034 (A) (B)	61	60
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4
5.485%, 01/15/2046 (B)	226	226

84	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (B)	$560	$597
COMM Mortgage Trust, Ser 2006-C7, Cl A4
5.954%, 06/10/2046 (B)	390	396
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	154	153
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	202	202
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	168	168
Comm Mortgage Trust, Ser 2014-BBG, Cl A
1.007%, 03/15/2029 (A) (B)	340	338
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (A)	37	38
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl A1
0.824%, 08/15/2045	59	59
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/2045	62	62
Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.394%, 07/25/2024 (A) (B)	550	548
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (A)	277	278
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.149%, 05/25/2024 (A) (B)	268	265
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.149%, 05/25/2024 (A) (B)	195	193
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.344%, 05/25/2025 (A) (B)	142	142
GE Business Loan Trust, Ser 2004-2A, Cl A
0.427%, 12/15/2032 (A) (B)	22	21
GE Business Loan Trust, Ser 2004-2A, Cl B
0.687%, 12/15/2032 (A) (B)	16	16
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.543%, 11/10/2045 (B)	364	364
Granite Master Issuer PLC, Ser 2006-3, Cl A3
0.296%, 12/20/2054 (A) (B)	423	421

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Granite Master Issuer PLC, Ser 2006-3, Cl A4
0.296%, 12/20/2054 (A) (B)	$436	$433
Granite Master Issuer PLC, Ser 2006-4, Cl A6
0.396%, 12/20/2054 (A) (B)	65	64
Granite Master Issuer PLC, Ser 2007-1, Cl 2A1
0.356%, 12/20/2054 (A) (B)	247	246
Granite Master Issuer PLC, Ser 2007-1, Cl 3A1
0.416%, 12/20/2054 (A) (B)	76	76
Granite Master Issuer, Ser 2007-1, Cl 2M1
0.716%, 12/20/2054 (A) (B)	503	490
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	129	128
GS Mortgage Securities, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	149	153
GS Mortgage Securities, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	125	125
Hilton USA, Ser 2013-HLF, Cl AFL
1.204%, 11/05/2030 (A) (B)	241	241
Impac CMB Trust, Ser 2005-1, Cl 1A1
0.714%, 04/25/2035 (A) (B)	193	176
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-FLD1, Cl M2
0.684%, 07/25/2035 (B)	68	68
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP7, Cl A4
6.095%, 04/15/2045 (B)	153	155
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (A)	16	15
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl A1
0.705%, 10/15/2045	47	47
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	29	29
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	216	216
JPMorgan Mortgage Trust, Ser 2006-A6, Cl 4A1
2.724%, 10/25/2036 (A) (B)	431	405

SEI Institutional Managed Trust / Annual Report / September 30, 2015	85

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)	$472	$492
Merrill Lynch Mortgage Investors, Ser 2005-A1, Cl 1A
2.864%, 12/25/2034 (A) (B)	145	144
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	137	142
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A1
0.664%, 11/15/2045	51	51
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	244	242
MortgageIT Trust, Ser 2005-5, Cl A1
0.454%, 12/25/2035 (A) (B)	641	581
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-2, Cl AII1
0.459%, 04/25/2035 (A) (B)	129	129
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.694%, 02/25/2035 (B)	209	207
Sequoia Mortgage Trust, Ser 2004-10, Cl A2
0.856%, 11/20/2034 (A) (B)	144	135
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.516%, 12/20/2034 (A) (B)	113	110
Sequoia Mortgage Trust, Ser 2005-2, Cl A1
0.436%, 03/20/2035 (A) (B)	69	63
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	162	162
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/26/2055 (A) (B)	180	180
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	222	221
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A3
6.011%, 06/15/2045 (B)	400	408
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.323%, 03/25/2036 (A) (B)	262	248
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	213	213

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.623%, 01/25/2035 (A) (B)	$198	$199
WFRBS Commercial Mortgage Trust, Ser 2011-C6, Cl A1
1.081%, 04/15/2045	72	72
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/2045	231	230
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	131	131

		15,156

Total Mortgage-Backed Securities (Cost $21,430) ($ Thousands)		21,165

ASSET-BACKED SECURITIES — 10.4%

Automotive — 4.2%
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	285	285
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (A)	29	28
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/2018 (A)	8	8
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (A)	97	97
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	139	139
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.507%, 01/15/2021 (A) (B)	95	95
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A2
1.670%, 01/22/2019	445	448
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	115	116
Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 01/17/2017 (A)	93	93
Chesapeake Funding LLC, Ser 2012-1A, Cl A
0.949%, 11/07/2023 (A) (B)	27	28
Chesapeake Funding LLC, Ser 2013-1A, Cl A
0.649%, 01/07/2025 (A) (B)	471	471

86	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.619%, 03/07/2026 (A) (B)	$410	$409
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (A)	108	107
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (A)	113	113
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/2020 (A)	119	119
Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/2021 (A)	400	400
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (A)	345	344
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (A)	60	60
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)	133	133
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (A)	36	36
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (A)	28	28
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (A)	168	168
First Investors Auto Owner Trust, Ser 2014-1A, Cl A2
0.800%, 02/15/2018 (A)	46	46
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	475	478
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/2018	700	711
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/2017 (A)	385	385
Mercedes Benz Auto Lease Trust, Ser 2013-B, Cl A3
0.620%, 07/15/2016	31	31
Porsche Innovative Lease Owner Trust, Ser 2013-1, Cl A4
0.880%, 10/22/2019 (A)	335	335
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (A)	114	114

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (A)	$264	$264
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	545	555
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A3
0.700%, 10/16/2017	33	33
Santander Drive Auto Receivables Trust, Ser 2014-2, Cl A2A
0.540%, 07/17/2017	17	17
Westlake Automobile Receivables Trust, Ser 2014-1A, Cl A2
0.700%, 05/15/2017 (A)	108	108
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (A)	253	253
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl A2
1.170%, 03/15/2018 (A)	192	192
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 07/16/2018 (A)	595	595
Wheels SPV 2 LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (A)	352	352
World Omni Master Owner Trust, Ser 2013-1, Cl A
0.557%, 02/15/2018 (A) (B)	235	235

		8,429

Credit Cards — 2.0%
Barclays Dryrock Issuance Trust, Ser 2012-2, Cl A
0.640%, 08/15/2018	440	440
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.557%, 03/16/2020 (B)	190	190
Chase Issuance Trust, Ser 2007-B1, Cl B1
0.457%, 04/15/2019 (B)	750	746
Chase Issuance Trust, Ser 2013-A6, Cl A6
0.627%, 07/15/2020 (B)	650	651
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	490	492
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	485	485
Master Credit Card Trust, Ser 2012-2A, Cl A
0.780%, 04/21/2017 (A)	330	330

SEI Institutional Managed Trust / Annual Report / September 30, 2015	87

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	$800	$803

		4,137

Other Asset-Backed Securities — 4.2%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.874%, 01/25/2035 (B)	215	212
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
1.299%, 09/25/2034 (B)	181	179
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.657%, 02/15/2018 (B)	280	280
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	800	806
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD2, Cl 2A1
0.854%, 12/25/2044 (B)	38	38
CIFC Funding Ltd., Ser 2013-1A, Cl A1
1.439%, 04/16/2025 (A) (B)	485	478
First Franklin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A3
0.434%, 01/25/2036 (B)	405	400
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.587%, 01/15/2018 (B)	330	330
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	90	90
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.707%, 05/15/2020 (A) (B)	430	429
John Deere Owner Trust, Ser 2013-A, Cl A3
0.600%, 03/15/2017	253	253
JP Morgan Mortgage Acquisition Trust, Ser 2007-CH1, Cl AV4
0.324%, 11/25/2036 (B)	64	64
Kubota Credit Owner Trust, Ser 2014-1A, Cl A2
0.580%, 02/15/2017 (A)	86	86
Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 12/15/2017 (A)	515	515
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/2017 (A)	310	310
MMAF Equipment Finance, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (A)	745	743

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NYCTL 2015-A Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (A)	$540	$540
NYCTL Trust, Ser 2014-A, Cl A
1.030%, 11/10/2027 (A)	66	66
Ocwen Freddie Advance Funding, Ser 2015-T1, Cl AT1
2.062%, 11/15/2045 (A)	235	235
Ocwen Master Advance Receivables Trust, Ser 2015-1, Cl AT1
2.537%, 09/17/2046	275	275
SLM Student Loan Trust, Ser 2011-1, Cl A1
0.719%, 03/25/2026 (B)	252	249
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.057%, 12/16/2024 (A) (B)	67	67
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (A)	510	510
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.424%, 07/25/2036 (A) (B)	667	663
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.344%, 02/25/2036 (B)	195	193
Volvo Financial Equipment LLC, Ser 2013-1A, Cl A3
0.740%, 03/15/2017 (A)	122	122
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (A)	285	285

		8,418

Total Asset-Backed Securities (Cost $20,998) ($ Thousands)		20,984

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
FHLB
0.500%, 09/28/2016	1,670	1,671
FNMA
1.250%, 09/28/2016	6,500	6,552

Total U.S. Government Agency Obligations (Cost $8,216) ($ Thousands)		8,223

COLLATERALIZED DEBT OBLIGATIONS (A) (B) — 3.9%

Other Asset-Backed Securities — 3.9%
Apidos CLO XII, Ser 2013-12A, Cl A
1.389%, 04/15/2025	550	541
Apidos CLO XVII, Ser 2014-17A, Cl A1A
1.789%, 04/17/2026	350	348
Cent CLO 16 L.P., Ser 2014-16AR, Cl A1AR
1.550%, 08/01/2024	500	498

88	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cent CLO 20, Ser 2014-20A, Cl A
1.724%, 01/25/2026	$625	$620
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
1.637%, 04/18/2026	510	506
Gramercy Park CLO, Ser 2014-1A, Cl A1R
1.574%, 07/17/2023	400	399
ING Investment Management CLO, Ser 2014-1A, Cl A2R
2.186%, 03/14/2022	500	500
ING Investment Management CLO, Ser 2014-1A, Cl A1
1.787%, 04/18/2026	510	510
ING Investment Management CLO, Ser 2014-1A, Cl A1R
1.536%, 03/14/2022	461	460
Limerock CLO II, Ser 2014-2A, Cl A
1.787%, 04/18/2026	600	597
Neuberger Berman CLO XVI, Ser 2014-16A, Cl A1
1.759%, 04/15/2026	440	437
Octagon Investment Partners XVI Ltd., Ser 2013-1A, Cl A
1.409%, 07/17/2025	550	542
OHA Credit Partners VIII Ltd., Ser 2013-8A, Cl A
1.407%, 04/20/2025	330	325
OHA Intrepid Leveraged Loan Fund, Ser 2013-1A, Cl AR
1.195%, 04/20/2021	212	212
Race Point VI CLO Ltd., Ser 2014-6A, Cl BR
2.413%, 05/24/2023	525	525
Symphony CLO Ltd., Ser 2014-8AR, Cl BR
2.033%, 01/09/2023	805	804

Total Collateralized Debt Obligations (Cost $7,861) ($ Thousands)		7,824

MUNICIPAL BONDS — 1.5%
Florida State, Board of Administration Finance, Ser A, RB
1.298%, 07/01/2016	570	572
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	455	453
New Jersey State, Economic Development Authority, Ser Q, RB
1.096%, 06/15/2016	1,000	998
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	65	65

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

State of Illinois, Ser B, GO
1.780%, 04/01/2016	$400	$401
University of California, Ser Y-1, RB Callable 01/01/17 @ 100
0.693%, 07/01/2041 (B)	565	565

Total Municipal Bonds (Cost $3,056) ($ Thousands)		3,054

COMMON STOCK — 0.0%
JHT Holding*	4,002	—

Total Common Stock (Cost $–) ($ Thousands)		—

REPURCHASE AGREEMENT (G) — 5.6%
Goldman Sachs 0.120%, dated 09/30/15, to be repurchased on 10/01/15, repurchase price $11,400,038 (collateralized by various FMAC and FNMA obligations, ranging in par value $9,806,401 - $13,190,334, 3.500% - 4.000%, 06/01/2025 - 05/01/2043; total market value $11,628,000)	11,400	11,400

Total Repurchase Agreement (Cost $11,400) ($ Thousands)		11,400

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††	5,673,817	5,674

Total Cash Equivalent (Cost $5,674) ($ Thousands)		5,674

Total Investments — 102.4% (Cost $211,798) ($ Thousands)		$206,994

A list of the futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(13)	Dec-2015	$(18)
U.S. 2-Year Treasury Note	(4)	Dec-2015	(1)
U.S. 5-Year Treasury Note	6	Jan-2016	5

			$(14)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $202,140 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	89

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Concluded)

September 30, 2015

††	Investment in Affiliated Security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(C)	Unsettled bank loan. Interest rate not available.

(D)	Securities considered illiquid and restricted. The total market value of such securities as of September 30, 2015 was $18 ($ Thousands) and represented 0.0% of Net Assets.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2015 was $18 ($ Thousands) and represented 0.0% of Net Assets.

(F)	Security is in default on interest payments.

(G)	Tri-Party Repurchase Agreement.

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

CLO — Collateralized Loan Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

Ltd. — Limited

L.P. — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$71,639	$—	$71,639
Loan Participations	—	57,013	18	57,031
Mortgage-Backed Securities	—	21,165	—	21,165
Asset-Backed Securities	—	20,984	—	20,984
U.S. Government Agency Obligations	—	8,223	—	8,223
Collateralized Debt Obligations	—	7,824	—	7,824
Municipal Bonds	—	3,054	—	3,054
Common Stock	—	—	—	—
Repurchase Agreement	—	11,400	—	11,400
Cash Equivalent	5,674	—	—	5,674

Total Investments in Securities	$5,674	$201,302	$18	$206,994

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$5	$—	$—	$5
Unrealized Depreciation	(19)	—	—	(19)

Total Other Financial Instruments	$(14)	$—	$—	$(14)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

90	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 32.3%

Agency Mortgage-Backed Obligations — 25.5%
FHLMC
7.500%, 05/01/2031 to 09/01/2032	$	545	$660
7.000%, 05/01/2024 to 03/01/2039		457	510
6.500%, 06/01/2017 to 09/01/2039		496	537
6.000%, 03/01/2020 to 07/01/2037		1,715	1,872
5.500%, 02/01/2017 to 03/01/2040		6,049	6,638
5.000%, 10/01/2018 to 07/01/2044		10,096	11,129
4.500%, 08/01/2020 to 03/01/2044		5,416	5,845
4.000%, 04/01/2019 to 10/01/2045		8,886	9,556
3.500%, 12/01/2028 to 08/01/2045		41,374	43,376
3.000%, 08/01/2030 to 08/01/2045		2,074	2,149
1.620%, 11/21/2019		390	391
FHLMC ARM (A)
3.002%, 09/01/2045		216	224
2.893%, 08/01/2044		348	362
2.830%, 10/01/2045		528	542
2.757%, 08/01/2044		164	169
2.755%, 09/01/2045		302	311
2.744%, 05/01/2045		406	418
2.743%, 08/01/2045		378	389
2.693%, 08/01/2045		465	477

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

2.650%, 10/01/2045	$	507	$520
2.622%, 12/01/2042		607	623
2.606%, 07/01/2045		600	615
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019		10	10
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023		617	684
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031		108	126
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032		771	866
FHLMC CMO, Ser 2005-2945, Cl SA
11.922%, 03/15/2020 (A)		376	423
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036		1,458	1,659
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037		396	429
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.824%, 05/15/2038 (A)		107	13
FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.024%, 01/15/2040 (A)		117	21
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.744%, 10/15/2041 (A)		898	162
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042		1,513	1,537
FHLMC CMO, Ser 2012-3997, Cl SK, IO
6.393%, 11/15/2041 (A)		765	144
FHLMC CMO, Ser 2012-4054, Cl SA, IO
5.844%, 08/15/2039 (A)		1,453	261
FHLMC CMO, Ser 2012-4076, Cl SW, IO
5.844%, 07/15/2042 (A)		76	13
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031		1,463	177
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.844%, 08/15/2042 (A)		145	25
FHLMC CMO, Ser 2012-4136, Cl SE, IO
5.943%, 11/15/2042 (A)		148	32

SEI Institutional Managed Trust / Annual Report / September 30, 2015	91

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2012-4136, Cl SJ, IO
5.943%, 11/15/2042 (A)	$	158	$33
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.943%, 11/15/2042 (A)		231	50
FHLMC CMO, Ser 2012-4139, Cl SB, IO
5.944%, 12/15/2042 (A)		75	16
FHLMC CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043		2,163	2,202
FHLMC CMO, Ser 2013-4174, Cl SA, IO
5.993%, 05/15/2039 (A)		471	82
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.043%, 09/15/2042 (A)		453	81
FHLMC CMO, Ser 2013-4227, Cl AB
3.500%, 10/15/2037		971	1,026
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.868%, 04/15/2041 (A)		862	66
FHLMC CMO, Ser 2015-342, Cl 300
3.000%, 02/15/2045		3,361	3,436
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040		996	1,067
FHLMC CMO, Ser 2015-4462, Cl DA
4.000%, 04/15/2040		417	449
FHLMC CMO, Ser 2015-4483, Cl PA
2.500%, 06/15/2045		2,996	3,068
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030		1,465	1,539
FHLMC Multifamily Structured Pass-Through Certificates, Ser K717, Cl A2
2.991%, 09/25/2021		560	588
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2014-KF05, Cl A
0.549%, 09/25/2021 (A)		4,112	4,115
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl X1, IO
1.341%, 04/25/2020 (A)		1,052	41

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Multifamily Structured Pass-Through Certificates, Ser K008, Cl X1, IO
1.796%, 06/25/2020 (A)	$	2,881	$168
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.803%, 07/25/2021 (A)		1,365	108
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.713%, 10/25/2021 (A)		292	23
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSCT, Cl A2
4.285%, 01/25/2020		915	1,016
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
1.849%, 08/25/2024 (A)		412	413
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M1
1.449%, 01/25/2025 (A)		200	200
FHLMC TBA
3.500%, 10/15/2041		5,700	5,931
FNMA
7.000%, 09/01/2026 to 02/01/2039		1,644	1,920
6.500%, 05/01/2017 to 05/01/2040		282	304
6.000%, 10/01/2019 to 07/01/2037		3,540	4,002
5.500%, 09/01/2016 to 03/01/2040		684	745
5.000%, 01/01/2020 to 07/01/2044		13,118	14,675
4.500%, 01/01/2020 to 03/01/2045		31,695	34,612
4.000%, 08/01/2020 to 10/01/2045		40,835	43,966
3.840%, 08/01/2021		3,002	3,268
3.766%, 12/01/2020		2,878	3,119
3.665%, 10/01/2020		1,622	1,758
3.619%, 12/01/2020		1,883	2,028
3.500%, 12/01/2029 to 10/01/2045		37,401	39,254
3.000%, 08/01/2033 to 09/01/2043		9,282	9,558
2.830%, 06/01/2022 to 10/01/2045		1,190	1,239
2.810%, 04/01/2025 to 10/01/2045		608	622
2.790%, 10/01/2045		533	546

92	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

2.760%, 10/01/2045	$	826	$847
2.750%, 11/01/2045		538	551
2.500%, 07/01/2030 to 10/01/2042		6,815	6,919
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.614%, 09/25/2022 (A)		19,357	517
FNMA ACES, Ser 2014-M12, Cl FA
0.487%, 10/25/2021 (A)		2,096	2,097
FNMA ARM (A)
4.377%, 04/01/2040		391	417
3.192%, 10/01/2043		457	478
2.947%, 09/01/2045		216	224
2.832%, 05/01/2043		240	249
2.790%, 10/01/2045		632	648
2.770%, 07/01/2045 to 09/01/2045		1,274	1,313
2.760%, 09/01/2045		840	866
2.747%, 02/01/2045		616	638
2.731%, 01/01/2045		723	748
2.723%, 01/01/2045		641	664
2.699%, 10/01/2045		424	436
2.677%, 10/01/2045		339	348
2.620%, 07/01/2045		178	183
2.599%, 09/01/2045		438	449
2.562%, 03/01/2045		184	190
2.560%, 08/01/2045		608	623
2.510%, 09/01/2045		213	217
2.455%, 07/01/2045		555	567
2.159%, 10/01/2035		2,188	2,301
2.153%, 11/01/2035		340	356
2.151%, 11/01/2035		301	316
2.135%, 11/01/2035		339	356
2.124%, 11/01/2035		1,266	1,331
2.116%, 11/01/2035		274	289
2.106%, 11/01/2035		286	300
2.083%, 10/01/2035		1,532	1,609
2.044%, 10/01/2035		200	210
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027		1,080	115
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041		703	132
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039		932	171
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029		301	335
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035		1,037	1,134

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	$	2,458	$508
FNMA CMO, Ser 2006-112, Cl ST, IO
6.236%, 11/25/2036 (A)		1,931	347
FNMA CMO, Ser 2007-108, Cl AN
8.197%, 11/25/2037 (A)		161	198
FNMA CMO, Ser 2008-22, Cl SI, IO
6.236%, 03/25/2037 (A)		3,338	256
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)		2,615	2,465
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, 01/25/2041 (A)		685	127
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041		2,146	2,531
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034		1,101	113
FNMA CMO, Ser 2011-96, Cl SA, IO
6.356%, 10/25/2041 (A)		2,193	407
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042		2,750	2,799
FNMA CMO, Ser 2012-128, Cl SL, IO
5.956%, 11/25/2042 (A)		325	73
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.956%, 11/25/2042 (A)		481	114
FNMA CMO, Ser 2012-133, Cl CS, IO
5.956%, 12/25/2042 (A)		595	115
FNMA CMO, Ser 2012-133, Cl SA, IO
5.956%, 12/25/2042 (A)		157	33
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042		427	439
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039		153	172
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042		385	391
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042		648	730

SEI Institutional Managed Trust / Annual Report / September 30, 2015	93

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2012-70, Cl YS, IO
6.456%, 02/25/2041 (A)	$	198	$34
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042		54	51
FNMA CMO, Ser 2012-74, Cl SA, IO
6.456%, 03/25/2042 (A)		706	127
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042		109	99
FNMA CMO, Ser 2012-93, Cl SG, IO
5.906%, 09/25/2042 (A)		356	73
FNMA CMO, Ser 2013-10, Cl JS, IO
5.956%, 02/25/2043 (A)		1,100	242
FNMA CMO, Ser 2013-10, Cl SJ, IO
5.956%, 02/25/2043 (A)		1,174	256
FNMA CMO, Ser 2013-19, Cl US, IO
5.956%, 03/25/2043 (A)		1,251	294
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043		6,875	6,976
FNMA CMO, Ser 2013-67, Cl KS, IO
5.906%, 07/25/2043 (A)		414	97
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042		718	828
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042		5,048	5,631
FNMA CMO, Ser 2013-9, Cl SA, IO
5.956%, 03/25/2042 (A)		869	144
FNMA CMO, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (A)		1,770	1,910
FNMA CMO, Ser 2014-M4, Cl A2
3.346%, 03/25/2024 (A)		2,795	2,969
FNMA CMO, Ser 2015-55, Cl IO, IO
1.689%, 08/25/2055 (A)		1,647	105
FNMA CMO, Ser 2015-M2, Cl A3
3.160%, 12/25/2024 (A)		2,602	2,715
FNMA CMO, Ser 2015-M7, Cl AB2
2.502%, 12/25/2024		540	535

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Multifamily Megas, Ser 141, Cl 1
3.064%, 05/01/2027 (A)	$	2,269	$2,280
FNMA TBA
4.500%, 10/15/2042		7,050	7,642
4.000%, 10/14/2039 to 11/25/2045		42,965	45,813
3.500%, 10/16/2027 to 11/25/2045		28,130	29,357
3.000%, 10/15/2027 to 10/25/2045		16,800	17,182
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (C)		12,923	135
FREMF Mortgage Trust, Ser 2015-K47, Cl B
3.723%, 06/25/2048		670	629
GNMA
8.000%, 11/15/2029 to 09/15/2030		61	68
7.500%, 03/15/2029		82	100
6.500%, 04/15/2026 to 09/15/2035		2,632	3,070
6.000%, 10/15/2023 to 10/20/2040		4,992	5,719
5.000%, 07/20/2040 to 11/20/2040		1,270	1,412
4.500%, 04/20/2041 to 09/20/2045		4,753	5,189
4.000%, 07/01/2045 to 09/20/2045		12,906	13,788
3.500%, 07/20/2045		2,996	3,144
3.000%, 08/20/2045		5,756	5,882
2.500%, 10/01/2045 to 10/20/2045		716	734
GNMA ARM
2.500%, 05/20/2045 to 08/20/2045 (A)		2,571	2,634
GNMA CMO, Ser 2007-17, Cl IB, IO
6.034%, 04/20/2037 (A)		920	180
GNMA CMO, Ser 2010-31, Cl GS, IO
6.284%, 03/20/2039 (A)		182	19
GNMA CMO, Ser 2010-4, Cl NS, IO
6.181%, 01/16/2040 (A)		7,478	1,255
GNMA CMO, Ser 2010-47, Cl XN, IO
6.341%, 04/16/2034 (A)		13	—
GNMA CMO, Ser 2010-85, Cl HS, IO
6.434%, 01/20/2040 (A)		159	24

94	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2010-H27, Cl FA
0.572%, 12/20/2060 (A)	$	1,636	$1,634
GNMA CMO, Ser 2010-H28, Cl FE
0.592%, 12/20/2060 (A)		966	964
GNMA CMO, Ser 2011-H08, Cl FG
0.672%, 03/20/2061 (A)		1,021	1,022
GNMA CMO, Ser 2011-H09, Cl AF
0.692%, 03/20/2061 (A)		695	696
GNMA CMO, Ser 2012-152, Cl IO, IO
0.755%, 01/16/2054 (A)		9,472	575
GNMA CMO, Ser 2012-34, Cl SA, IO
5.834%, 03/20/2042 (A)		757	137
GNMA CMO, Ser 2012-43, Cl SN, IO
6.391%, 04/16/2042 (A)		62	14
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038		1,059	95
GNMA CMO, Ser 2012-98, Cl SA, IO
5.917%, 08/16/2042 (A)		542	93
GNMA CMO, Ser 2013-162, Cl IO, IO
1.095%, 09/16/2046 (A)		8,273	512
GNMA CMO, Ser 2013-178, Cl IO, IO
0.928%, 06/16/2055 (A)		1,699	99
GNMA CMO, Ser 2015-67, Cl A
2.500%, 03/16/2050		626	637
GNMA TBA
4.000%, 10/01/2039		6,300	6,715
3.500%, 10/15/2041 to 10/20/2045		23,195	24,275
3.000%, 10/01/2042		6,400	6,531
NCUA Guaranteed Notes, Ser 2010-C1, Cl APT
2.650%, 10/29/2020		571	573
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
0.573%, 11/06/2017 (A)		1,269	1,271

			537,376

Non-Agency Mortgage-Backed Obligations — 6.8%
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
2.379%, 02/25/2035 (A)		2,013	1,939

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
0.334%, 03/25/2037 (A)	$	2,814	$2,130
Alternative Loan Trust, Ser 2005-36, Cl 3A1
2.603%, 08/25/2035 (A)		2,654	2,255
Alternative Loan Trust, Ser 2006-18CB, Cl A6
27.824%, 07/25/2036 (A)		457	784
Alternative Loan Trust, Ser 2006-OA11, Cl A4
0.384%, 09/25/2046 (A)		592	493
Alternative Loan Trust, Ser 2007-23CB, Cl A7
0.594%, 09/25/2037 (A)		3,258	2,110
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.384%, 12/25/2046 (A)		2,023	1,389
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
2.480%, 06/25/2045 (A)		2,222	2,178
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
2.230%, 11/25/2045 (A)		2,095	1,618
BAMLL Commercial Mortgage Securities Trust, Ser 2012-PARK, Cl A
2.959%, 12/10/2030 (C)		820	834
Banc of America Funding Trust, Ser 2003-1, Cl A1
6.000%, 05/20/2033		7	8
BCAP Trust, Ser 2015-RR2, Cl 21A1
0.587%, 03/28/2037 (A) (C)		1,582	1,459
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.502%, 05/25/2034 (A)		214	202
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
0.899%, 01/25/2035 (A)		929	906
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (A)		1,960	2,005
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
7.456%, 11/25/2035 (A)		5,729	1,782
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AJ
5.571%, 01/15/2046 (A)		590	548

SEI Institutional Managed Trust / Annual Report / September 30, 2015	95

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

CD Commercial Mortgage Trust, Ser 2007-CD3, Cl AJ
5.688%, 10/15/2048	$	170	$146
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl AJ
5.398%, 12/11/2049 (A)		40	35
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (C)		729	817
CGBRAM Commerical Mortgage Trust, Ser 2014-HD, Cl E
3.207%, 02/15/2031 (A) (C)		640	639
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.148%, 06/15/2031 (A) (C)		630	627
Citigroup Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.482%, 10/15/2049		270	266
Citigroup Commercial Mortgage Trust, Ser 20098-C7, Cl AJA
6.349%, 12/10/2049 (A)		140	131
Citigroup Commercial Mortgage Trust, Ser 2013-GC17, Cl A4
4.131%, 11/10/2046		175	190
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl E
4.563%, 03/10/2047 (A) (C)		780	607
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (C)		855	933
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.808%, 07/10/2046 (A) (C)		13,060	452
COMM Mortgage Trust, Ser 2012-CR1, Cl A2
2.350%, 05/15/2045		773	785
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045		171	171
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046		211	218
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046		57	62
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046		210	227
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)		90	98
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.254%, 10/10/2046 (A)		40	42

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2013-CR9, Cl E
4.400%, 07/10/2045 (A) (C)	$	780	$650
COMM Mortgage Trust, Ser 2014-CR18, Cl ASB
3.452%, 07/15/2047		310	323
COMM Mortgage Trust, Ser 2014-SAVA, Cl D
3.307%, 06/15/2034 (A) (C)		870	864
COMM Mortgage Trust, Ser 2014-UBS3, Cl A4
3.819%, 06/10/2047		405	430
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047		968	1,015
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/2047		283	300
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047		191	200
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047 (A)		669	702
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047		275	286
COMM Mortgage Trust, Ser 2015-LC21, Cl A4
3.708%, 07/10/2048		172	180
COMM Mortgage Trust, Ser 2015-PC1, Cl ASB
3.608%, 07/10/2050		567	595
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045		60	61
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (C)		100	103
Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
3.194%, 07/25/2024 (A)		4,810	4,352
Core Industrial Trust, Ser 2015-TEXW, Cl E
3.848%, 02/10/2034 (A) (C)		630	598
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033		519	530
Countrywide Alternative Loan Trust, Ser 2004-J1, Cl 1A1
6.000%, 02/25/2034		97	99

96	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.284%, 08/25/2035 (A)	$	217	$156
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.008%, 06/15/2038 (A)		880	856
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039		110	107
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.615%, 01/15/2049 (A)		291	305
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl AJ
5.889%, 06/15/2039 (A)		540	487
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.577%, 10/25/2033 (A)		1,490	1,469
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)		520	547
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (C)		590	550
Credit Suisse Mortgage Trust, Ser 2015-3R, Cl 1A1
0.371%, 07/29/2037		1,063	995
Credit Suisse Mortgage Trust, Ser 2015-4R, Cl 3A1
0.501%, 10/27/2036 (A) (C)		1,508	1,444
Credit Suisse Mortgage Trust, Ser 2015-SAMZ, Cl MZ
5.930%, 08/09/2022		2,500	2,500
Credit Suisse Mortgage Trust, Ser 2015-Town, Cl F
4.707%, 03/15/2017		650	641
Csail Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057		325	334
Csail Commercial Mortgage Trust, Ser 2015-C2, Cl ASB
3.224%, 06/15/2057		418	431
Csail Commercial Mortgage Trust, Ser 2015-C2, Cl C
4.353%, 06/15/2057 (A)		635	611
CSMC Trust, Ser 2014-TIKI, Cl F
4.030%, 09/15/2038 (A) (C)		1,900	1,869
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (C)		503	505
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A2
3.386%, 07/10/2044 (C)		2,021	2,043

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	$	1,020	$1,135
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl A2
3.642%, 08/10/2044		2,488	2,516
Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
1.016%, 11/19/2044 (A)		1,301	1,130
EQTY Mortgage Trust, Ser 2014-INNS, Cl D
2.542%, 05/08/2031 (A) (C)		530	520
Fund America Investors II, Ser 1993-A, Cl A2
3.601%, 06/25/2023 (A)		17	17
GS Mortgage Securities II, Ser 2015-GC30, Cl AAB
3.120%, 05/10/2050		382	390
GS Mortgage Securities II, Ser 2015-GC30, Cl B
4.151%, 05/10/2050 (A)		680	677
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039		430	433
GS Mortgage Securities Trust, Ser 2007-GG10, Cl AM
5.989%, 08/10/2045 (A)		2,510	2,518
GS Mortgage Securities Trust, Ser 2011-GC3, Cl A2
3.645%, 03/10/2044 (C)		380	381
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.815%, 08/10/2044 (A) (C)		1,159	55
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A1
1.282%, 01/10/2045		6	6
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A1
1.144%, 05/10/2045		92	92
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A2
2.318%, 05/10/2045		661	668
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045		78	81
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A1
1.264%, 11/10/2046		113	112
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)		180	198
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047		311	330

SEI Institutional Managed Trust / Annual Report / September 30, 2015	97

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	$	400	$424
GS Mortgage Securities Trust, Ser 2014-GC26, Cl AAB
3.365%, 11/10/2047		394	411
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047 (A)		680	697
GS Mortgage Securities Trust, Ser 2015-GC32, Cl AAB
3.513%, 07/10/2048		564	590
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A) (C)		29	30
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.668%, 10/25/2033 (A)		411	415
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 3A5
2.693%, 07/25/2035 (A)		5,052	4,892
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
2.591%, 05/19/2034 (A)		2,348	2,337
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.549%, 08/25/2036 (A)		164	160
Impac Secured Assets Trust, Ser 2006-5, Cl 2A
0.394%, 12/25/2036 (A)		1,608	1,521
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)		1,704	1,966
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A21
0.284%, 07/25/2047 (A)		27	18
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A22
0.374%, 07/25/2047 (A)		1,990	1,318
IndyMac INDX Mortgage Loan Trust, Ser 2007-AR7, Cl 2A1
2.280%, 06/25/2037 (A)		2,922	2,313
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.251%, 11/15/2045 (A)		190	202
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (A)		100	109
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047		153	162

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Cl AS
3.914%, 11/15/2047 (A)	$	610	$634
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl ASB
3.407%, 11/15/2047		35	37
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048		269	267
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl ASB
3.042%, 10/15/2048		207	212
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A4
3.551%, 07/15/2048		338	350
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (A)		479	501
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl ASB
3.559%, 07/15/2048		451	475
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048		600	630
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041		17	17
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB14, Cl A4
5.481%, 12/12/2044 (A)		138	138
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl AJ
5.502%, 06/12/2047 (A)		1,505	1,488
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (C)		326	350
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)		227	233

98	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (C)	$	466	$473
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (C)		3,025	3,208
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)		701	740
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047		218	219
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.725%, 07/15/2047 (A)		610	609
JPMorgan Mortgage Trust, Ser 2015-IVR2, Cl A2
2.772%, 01/25/2045 (A) (C)		511	515
Lehman XS Trust, Ser 2005-5N, Cl 1A1
0.494%, 11/25/2035 (A)		882	818
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (A) (C)		1,754	1,778
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)		1,937	1,909
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.597%, 02/25/2034 (A)		507	509
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl AJ
5.802%, 08/12/2043 (A)		470	473
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (A)		670	659
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (A)		1,200	1,192
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046		540	541
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046		83	84

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	$	222	$224
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl E
3.012%, 03/15/2048 (C)		1,000	639
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl A3
3.046%, 04/15/2048		243	241
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl C
4.385%, 04/15/2048 (A)		630	613
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl A3
3.451%, 07/15/2050		256	263
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AJ
5.399%, 12/15/2043		790	735
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.319%, 12/12/2049 (A)		1,010	965
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (C)		743	751
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/2049		1,043	1,059
Motel 6 Trust, Ser 2015-MTL6, Cl F
5.000%, 02/05/2030 (C)		1,660	1,591
Nomura Resecuritization Trust, Ser 2015-6R, Cl 3A5
0.389%, 05/26/2046 (A) (C)		3,440	2,045
PFP III, Ser 2014-1, Cl D
4.294%, 06/14/2031 (A) (C)		260	260
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)		1,476	1,406
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031		143	147
Residential Asset Securitization Trust, Ser 2004-A6, Cl A1
5.000%, 08/25/2019		94	96
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.550%, 12/25/2034 (A)		416	418

SEI Institutional Managed Trust / Annual Report / September 30, 2015	99

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-10, Cl 2A
2.407%, 08/25/2034 (A)	$	866	$859
Structured Asset Securities, Ser 2005-17, Cl 5A1
5.500%, 10/25/2035		1,141	974
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063		371	376
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.648%, 12/10/2045 (A) (C)		670	645
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046		178	183
UBS-Citigroup Commercial Mortgage Trust, Ser 2001-C1, Cl A2
2.804%, 01/10/2045		3,200	3,246
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)		110	111
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ
5.413%, 12/15/2043 (A)		1,204	1,215
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl AJ
5.660%, 04/15/2047 (A)		300	305
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA1, Cl A1A
0.884%, 02/25/2047 (A)		3,406	2,716
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.489%, 10/25/2047 (A)		2,174	2,011
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
0.884%, 01/25/2047 (A)		1,928	1,403
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018		69	69
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/19/2022 (A) (C)		3,530	3,541
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.436%, 07/15/2046 (A)		20	21

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
2.740%, 06/25/2034 (A)	$	907	$913
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl XA, IO
1.723%, 03/15/2044 (A) (C)		10,348	465
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/2044 (C)		2,420	2,592
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044		3,125	3,323
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.687%, 06/15/2045 (A) (C)		343	26
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045		1,685	1,722
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (A)		110	117

			142,393

Total Mortgage-Backed Securities (Cost $686,348) ($ Thousands)			679,769

CORPORATE OBLIGATIONS — 28.5%

Consumer Discretionary — 2.1%
1011778 BC ULC / New Red Finance
6.000%, 04/01/2022 (C)		390	396
21st Century Fox America
6.650%, 11/15/2037		180	215
6.200%, 12/15/2034		65	74
Amazon.com
4.950%, 12/05/2044		1,605	1,640
3.800%, 12/05/2024		695	711
Bed Bath & Beyond
5.165%, 08/01/2044		325	308
Block Financial
5.250%, 10/01/2025		160	160
4.125%, 10/01/2020		260	260
CCO Holdings
5.375%, 05/01/2025 (C)		40	36
CCO Safari II (C)
6.484%, 10/23/2045		1,454	1,467
6.384%, 10/23/2035		100	101
4.908%, 07/23/2025		670	667
4.464%, 07/23/2022		1,700	1,701
Coach
4.250%, 04/01/2025		380	363
Comcast
6.950%, 08/15/2037		450	593

100	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

6.550%, 07/01/2039	$	270	$343
6.400%, 03/01/2040		150	191
4.400%, 08/15/2035		560	564
4.250%, 01/15/2033		180	179
4.200%, 08/15/2034		200	197
3.375%, 02/15/2025		310	313
3.375%, 08/15/2025		490	494
Comcast Cable Communications Holdings
9.455%, 11/15/2022		560	781
Cox Communications (C)
4.800%, 02/01/2035		220	195
4.700%, 12/15/2042		10	8
CSC Holdings
6.750%, 11/15/2021		190	170
Daimler Finance North America LLC (C)
2.375%, 08/01/2018		735	736
1.125%, 03/10/2017		975	968
DIRECTV Holdings
6.000%, 08/15/2040		845	869
4.450%, 04/01/2024		565	580
3.950%, 01/15/2025		775	760
3.800%, 03/15/2022		138	139
DISH DBS
5.875%, 07/15/2022		250	221
5.875%, 11/15/2024		1,010	858
5.125%, 05/01/2020		80	75
Dollar Tree (C)
5.750%, 03/01/2023		170	176
5.250%, 03/01/2020		140	144
ERAC USA Finance (C)
5.625%, 03/15/2042		499	535
4.500%, 02/15/2045		155	143
Fiat Chrysler Automobiles
4.500%, 04/15/2020		200	190
Ford Motor
4.750%, 01/15/2043		1,640	1,538
General Motors
6.250%, 10/02/2043		100	106
5.200%, 04/01/2045		175	164
5.000%, 04/01/2035		295	273
3.500%, 10/02/2018		675	681
General Motors Financial
4.750%, 08/15/2017		1,000	1,038
4.375%, 09/25/2021		180	184
4.250%, 05/15/2023		110	108
3.450%, 04/10/2022		610	587
3.250%, 05/15/2018		150	152
2.750%, 05/15/2016		200	201
Grupo Televisa
5.000%, 05/13/2045		270	244
Hilton Worldwide Finance
5.625%, 10/15/2021		920	950

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)
Home Depot
2.625%, 06/01/2022	$	570	$569
Hyundai Capital America (C)
2.600%, 03/19/2020		610	608
2.125%, 10/02/2017		270	271
2.000%, 03/19/2018		240	239
Johnson Controls
4.950%, 07/02/2064		140	124
Kohl’s
5.550%, 07/17/2045		235	230
L Brands
5.625%, 10/15/2023		110	117
Magna International
4.150%, 10/01/2025		115	115
McDonald’s MTN
3.375%, 05/26/2025		330	331
2.200%, 05/26/2020		230	230
NBCUniversal Media
4.375%, 04/01/2021		270	296
Netflix (C)
5.875%, 02/15/2025		110	113
5.500%, 02/15/2022		50	51
Numericable Group
6.250%, 05/15/2024 (C)		380	366
Numericable-SFR SAS
6.000%, 05/15/2022 (C)		400	386
QVC
5.950%, 03/15/2043		20	18
Schaeffler Holding Finance BV PIK
6.750%, 11/15/2022 (C)		370	398
Scripps Networks Interactive
3.950%, 06/15/2025		425	411
3.900%, 11/15/2024		455	446
3.500%, 06/15/2022		250	245
2.800%, 06/15/2020		355	351
Sky PLC
3.750%, 09/16/2024 (C)		570	562
Taylor Morrison Communities
5.250%, 04/15/2021 (C)		460	458
Time Warner
7.700%, 05/01/2032		1,010	1,312
6.250%, 03/29/2041		265	305
4.750%, 03/29/2021		730	794
3.550%, 06/01/2024		1,365	1,353
Time Warner Cable
8.250%, 04/01/2019		2,265	2,639
7.300%, 07/01/2038		190	199
6.550%, 05/01/2037		630	619
Time Warner Entertainment
8.375%, 07/15/2033		270	313
Toyota Motor Credit MTN
2.750%, 05/17/2021		710	723
1.250%, 10/05/2017		1,150	1,151
United Business Media
5.750%, 11/03/2020 (C)		490	535

SEI Institutional Managed Trust / Annual Report / September 30, 2015	101

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Univision Communications
6.750%, 09/15/2022 (C)	$	310	$321
Viacom
5.250%, 04/01/2044		215	188
4.850%, 12/15/2034		495	428
4.250%, 09/01/2023		200	196
Volkswagen Group of America Finance (C)
2.450%, 11/20/2019		490	458
2.400%, 05/22/2020		615	571
Volkswagen International Finance
1.125%, 11/18/2016 (C)		1,115	1,097
Yum! Brands
5.350%, 11/01/2043		280	269

			45,153

Consumer Staples — 1.9%
Altria Group
9.950%, 11/10/2038		150	240
9.250%, 08/06/2019		1,250	1,558
5.375%, 01/31/2044		410	446
4.750%, 05/05/2021		720	784
4.500%, 05/02/2043		365	348
2.850%, 08/09/2022		260	254
2.625%, 01/14/2020		540	546
Anheuser-Busch InBev Finance
4.625%, 02/01/2044		170	166
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019		2,570	3,020
5.375%, 01/15/2020		1,140	1,273
5.000%, 04/15/2020		430	476
2.500%, 07/15/2022		330	316
Anheuser-Busch LLC
5.050%, 10/15/2016		940	980
BAT International Finance
3.950%, 06/15/2025 (C)		525	546
Coca-Cola Femsa
2.375%, 11/26/2018		680	685
CVS Health
5.750%, 05/15/2041		970	1,120
5.125%, 07/20/2045		790	849
4.875%, 07/20/2035		350	367
3.875%, 07/20/2025		300	309
3.500%, 07/20/2022		120	124
Diageo Capital PLC
4.828%, 07/15/2020		1,580	1,755
Heineken
1.400%, 10/01/2017 (C)		320	320
Kraft Foods Group
6.500%, 02/09/2040		225	270
5.375%, 02/10/2020		455	508
3.500%, 06/06/2022		1,150	1,173
Kraft Heinz Foods (C)
5.200%, 07/15/2045		420	445

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

5.000%, 07/15/2035	$	270	$282
4.875%, 02/15/2025		467	498
3.950%, 07/15/2025		1,175	1,202
3.500%, 07/15/2022		500	511
2.800%, 07/02/2020		855	861
1.600%, 06/30/2017		1,018	1,020
Kroger
6.900%, 04/15/2038		260	327
2.950%, 11/01/2021		375	376
Molson Coors Brewing
3.500%, 05/01/2022		100	99
Mondelez International
4.000%, 02/01/2024		870	902
PepsiCo
4.250%, 10/22/2044		195	193
4.000%, 03/05/2042		110	106
Pernod Ricard (C)
5.750%, 04/07/2021		724	814
5.500%, 01/15/2042		150	161
4.450%, 01/15/2022		1,050	1,103
2.950%, 01/15/2017		360	366
Philip Morris International
4.500%, 03/20/2042		390	391
2.900%, 11/15/2021		690	694
2.500%, 08/22/2022		340	332
Reynolds American
8.125%, 06/23/2019 (C)		20	24
6.750%, 06/15/2017		1,260	1,364
5.850%, 08/15/2045		730	812
5.700%, 08/15/2035		435	473
4.450%, 06/12/2025		385	403
3.750%, 05/20/2023 (C)		840	844
3.250%, 06/12/2020		300	308
3.250%, 11/01/2022		340	338
Spectrum Brands
5.750%, 07/15/2025 (C)		130	133
Sysco
2.600%, 10/01/2020		125	125
Tyson Foods
5.150%, 08/15/2044		130	136
Walgreens Boots Alliance
4.800%, 11/18/2044		410	393
3.300%, 11/18/2021		730	740
Wal-Mart Stores
4.300%, 04/22/2044		1,055	1,079
Wm Wrigley Jr (C)
3.375%, 10/21/2020		795	828
2.900%, 10/21/2019		1,119	1,149
2.400%, 10/21/2018		430	438
2.000%, 10/20/2017		205	207

			38,910

102	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 3.5%
Anadarko Finance, Ser B
7.500%, 05/01/2031	$	810	$989
Anadarko Petroleum
4.500%, 07/15/2044 (D)		400	356
Antero Resources
5.375%, 11/01/2021		210	185
Apache
4.250%, 01/15/2044		650	553
Arch Coal
7.000%, 06/15/2019		600	45
Atwood Oceanics
6.500%, 02/01/2020		240	193
Baker Hughes
7.500%, 11/15/2018		1,230	1,427
BG Energy Capital PLC
4.000%, 10/15/2021 (C)		910	966
BP Capital Markets PLC
3.561%, 11/01/2021		50	52
3.506%, 03/17/2025		530	524
3.245%, 05/06/2022		160	161
California Resources
6.000%, 11/15/2024 (D)		450	268
Canadian Oil Sands
6.000%, 04/01/2042 (C)		343	248
Chesapeake Energy
6.875%, 11/15/2020		450	331
6.500%, 08/15/2017 (D)		275	248
Chevron
2.411%, 03/03/2022		770	754
1.365%, 03/02/2018		900	901
CNOOC Finance
3.500%, 05/05/2025		1,370	1,303
Concho Resources
5.500%, 10/01/2022		350	333
5.500%, 04/01/2023		80	76
Conoco Funding
7.250%, 10/15/2031		50	64
ConocoPhillips
5.900%, 10/15/2032		10	11
5.900%, 05/15/2038		420	479
4.150%, 11/15/2034		630	598
2.875%, 11/15/2021		320	320
Continental Resources
5.000%, 09/15/2022		90	79
4.900%, 06/01/2044		400	286
4.500%, 04/15/2023		240	208
Devon Energy
5.600%, 07/15/2041		655	633
5.000%, 06/15/2045		610	553
3.250%, 05/15/2022		530	509
Devon Financing LLC
7.875%, 09/30/2031		260	318

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Ecopetrol
7.375%, 09/18/2043	$	75	$68
5.875%, 05/28/2045		905	690
5.375%, 06/26/2026		1,085	947
Encana
6.500%, 02/01/2038		230	203
Energy Transfer Partners
8.250%, 11/15/2029		1,315	1,580
6.125%, 12/15/2045		170	151
4.750%, 01/15/2026		705	649
4.150%, 10/01/2020		235	238
4.050%, 03/15/2025		445	393
2.500%, 06/15/2018		460	458
EnLink Midstream Partners
5.050%, 04/01/2045		740	627
Ensco
4.700%, 03/15/2021		30	25
Enterprise Products Operating
4.850%, 03/15/2044		70	62
3.750%, 02/15/2025		365	348
Enterprise Products Operating LLC
4.900%, 05/15/2046		141	128
3.700%, 02/15/2026		480	454
Exxon Mobil
3.567%, 03/06/2045		650	613
2.709%, 03/06/2025		535	524
1.912%, 03/06/2020		770	775
1.305%, 03/06/2018		640	641
Florida Gas Transmission LLC
7.900%, 05/15/2019 (C)		1,000	1,160
Gulfstream Natural Gas System
5.950%, 10/15/2045 (C)		585	577
Kerr-McGee
7.875%, 09/15/2031		430	534
6.950%, 07/01/2024		980	1,147
Kinder Morgan
6.950%, 06/01/2028		6,750	6,659
5.550%, 06/01/2045		125	104
5.300%, 12/01/2034		285	243
4.300%, 06/01/2025		1,635	1,469
Kinder Morgan Energy Partners
4.100%, 11/15/2015		580	582
Marathon Oil
5.200%, 06/01/2045		560	472
3.850%, 06/01/2025		110	97
Marathon Petroleum
5.000%, 09/15/2054		65	57
MarkWest Energy Partners
5.500%, 02/15/2023		320	310
4.875%, 12/01/2024		540	494
4.875%, 06/01/2025		110	101
Murray Energy
11.250%, 04/15/2021 (C)		450	236

SEI Institutional Managed Trust / Annual Report / September 30, 2015	103

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Newfield Exploration
5.625%, 07/01/2024	$	245	$231
Noble Energy
5.250%, 11/15/2043		180	160
4.150%, 12/15/2021		690	694
3.900%, 11/15/2024		500	465
Occidental Petroleum
4.625%, 06/15/2045		150	151
3.125%, 02/15/2022		330	333
ONEOK Partners
2.000%, 10/01/2017		450	447
Panhandle Eastern Pipeline
8.125%, 06/01/2019		2,500	2,926
Petrobras Global Finance
6.850%, 06/05/2115		620	395
6.250%, 03/17/2024 (D)		720	524
Petrobras Global Finance BV
5.750%, 01/20/2020		574	428
Petrobras International Finance
5.375%, 01/27/2021		2,670	1,942
Petro-Canada
6.800%, 05/15/2038		1,665	2,047
Petroleos Mexicanos
6.625%, 06/15/2035		1,667	1,563
6.375%, 01/23/2045		820	736
5.625%, 01/23/2046 (C)		395	321
5.500%, 06/27/2044 (C)		90	72
4.500%, 01/23/2026 (C)		240	221
2.460%, 12/15/2025		1,180	1,199
2.378%, 04/15/2025		660	671
QEP Resources
6.875%, 03/01/2021		520	478
5.250%, 05/01/2023		290	242
Range Resources
5.000%, 08/15/2022		100	88
5.000%, 03/15/2023		680	601
4.875%, 05/15/2025 (C)		80	71
Regency Energy Partners
4.500%, 11/01/2023		690	638
Rowan
5.850%, 01/15/2044		185	115
5.400%, 12/01/2042		296	175
Sabine Pass Liquefaction
5.750%, 05/15/2024		220	196
5.625%, 02/01/2021		140	130
Samson Investment
9.750%, 02/15/2020 (E)		650	10
SESI LLC
7.125%, 12/15/2021		180	177
Shelf Drilling Holdings
8.625%, 11/01/2018 (C)		140	109
Shell International Finance
4.375%, 03/25/2020		690	757
4.375%, 05/11/2045		1,280	1,266

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

4.125%, 05/11/2035	$	2,570	$2,500
3.400%, 08/12/2023		595	608
Sinopec Group Overseas Development (C)
4.375%, 04/10/2024		1,150	1,196
2.750%, 05/17/2017		490	497
Southern Natural Gas LLC
8.000%, 03/01/2032		170	185
Spectra Energy Partners
4.500%, 03/15/2045		800	679
Statoil
3.700%, 03/01/2024		355	365
2.900%, 11/08/2020		560	577
Sunoco Logistics Partners Operations
5.350%, 05/15/2045		140	114
Talisman Energy
3.750%, 02/01/2021		380	358
TC PipeLines
4.650%, 06/15/2021		160	164
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032		1,638	1,709
Total Capital International
2.875%, 02/17/2022		850	847
TransCanada PipeLines
4.625%, 03/01/2034		815	780
Valero Energy
4.900%, 03/15/2045		395	352
Weatherford International
5.950%, 04/15/2042		345	240
4.500%, 04/15/2022		270	218
Western Gas Partners
5.375%, 06/01/2021		170	182
3.950%, 06/01/2025		680	637
Williams
7.875%, 09/01/2021		505	513
7.750%, 06/15/2031		861	763
Williams Partners
6.125%, 07/15/2022		680	692
4.875%, 03/15/2024		100	89
4.000%, 09/15/2025		440	381

			73,012

Financials — 11.0%
ABN AMRO Bank
4.750%, 07/28/2025 (C)		360	357
AIA Group MTN
3.200%, 03/11/2025 (C)		490	470
Allstate
3.150%, 06/15/2023		555	561
Ally Financial
7.500%, 09/15/2020		626	710
American Express
6.800%, 09/01/2066 (A)		1,790	1,810

104	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

American Express Credit MTN
2.250%, 08/15/2019	$	1,025	$1,029
American Honda Finance MTN
3.875%, 09/21/2020 (C)		1,065	1,144
American International Group
6.250%, 03/15/2037		1,220	1,330
4.500%, 07/16/2044		260	255
4.375%, 01/15/2055		225	205
3.750%, 07/10/2025		450	457
American Tower ‡
4.000%, 06/01/2025		325	317
3.500%, 01/31/2023		582	561
3.450%, 09/15/2021		595	598
2.800%, 06/01/2020		295	294
ANZ National International
1.850%, 10/15/2015 (C)		470	470
Assurant
2.500%, 03/15/2018		605	611
Bank of America MTN
8.950%, 05/18/2017 (A)		1,790	1,857
8.680%, 05/02/2017 (A)		3,160	3,258
6.250%, 09/29/2049 (A)		1,030	1,007
6.050%, 05/16/2016		350	360
6.000%, 09/01/2017		680	733
5.750%, 12/01/2017		305	330
5.700%, 05/02/2017		1,300	1,372
5.650%, 05/01/2018		270	295
5.625%, 10/14/2016		3,135	3,278
5.625%, 07/01/2020		110	124
5.420%, 03/15/2017		4,300	4,517
5.000%, 05/13/2021		90	99
5.000%, 01/21/2044		1,590	1,674
4.875%, 04/01/2044		780	810
4.200%, 08/26/2024		830	829
4.000%, 04/01/2024		810	834
4.000%, 01/22/2025		875	858
3.875%, 03/22/2017		280	289
3.875%, 08/01/2025		1,815	1,840
3.625%, 03/17/2016		2,275	2,305
3.300%, 01/11/2023		160	159
2.600%, 01/15/2019		670	677
1.500%, 10/09/2015		1,311	1,311
Bank of New York Mellon MTN
3.400%, 05/15/2024		1,865	1,905
2.200%, 03/04/2019		630	636
Barclays Bank PLC MTN
6.050%, 12/04/2017 (C)		420	454
5.250%, 08/17/2045		243	244
Bear Stearns
6.400%, 10/02/2017		70	76
4.650%, 07/02/2018		995	1,064
Berkshire Hathaway
4.500%, 02/11/2043		600	598

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Berkshire Hathaway Finance
4.400%, 05/15/2042	$	1,000	$986
BNP Paribas
4.375%, 09/28/2025 (C)		442	431
2.375%, 09/14/2017		320	325
Boeing Capital
4.700%, 10/27/2019		490	546
BPCE
5.150%, 07/21/2024 (C)		210	213
Capital One Bank USA
1.150%, 11/21/2016		1,000	998
Chase Capital VI
0.925%, 08/01/2028 (A)		1,750	1,492
CIT Group
5.000%, 08/01/2023		580	576
Citigroup
6.675%, 09/13/2043		130	159
6.625%, 06/15/2032		100	118
6.300%, 12/29/2049 (A)		520	500
5.950%, 12/29/2049 (A)		360	349
5.950%, 12/31/2049 (A)		1,250	1,178
5.900%, 12/29/2049 (A)		220	216
5.500%, 09/13/2025		750	816
5.350%, 05/29/2049 (A)		390	363
5.300%, 05/06/2044		240	250
4.650%, 07/30/2045		1,920	1,915
4.450%, 09/29/2027		1,495	1,481
4.400%, 06/10/2025		810	815
4.300%, 11/20/2026		180	178
4.050%, 07/30/2022		70	71
3.500%, 05/15/2023		500	487
2.500%, 09/26/2018		3,330	3,374
1.750%, 05/01/2018		1,835	1,823
1.700%, 07/25/2016		660	663
1.550%, 08/14/2017		965	966
0.603%, 06/09/2016 (A)		3,650	3,632
Citigroup Capital III
7.625%, 12/01/2036		1,500	1,875
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)		10	11
Compass Bank
3.875%, 04/10/2025		430	401
Cooperatieve Centrale Raiffeisen-Boerenleenbank MTN
11.000%, 12/31/2049 (A) (C)		1,050	1,291
5.250%, 08/04/2045		605	617
4.625%, 12/01/2023		1,100	1,136
4.375%, 08/04/2025		1,125	1,128
3.375%, 05/21/2025		660	647
Countrywide Financial
6.250%, 05/15/2016		1,080	1,111
Credit Agricole
8.375%, 12/31/2049 (A) (C)		1,550	1,759

SEI Institutional Managed Trust / Annual Report / September 30, 2015	105

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045 (C)	$	1,150	$1,127
DDR‡
4.625%, 07/15/2022		725	759
3.375%, 05/15/2023		590	564
Deutsche Bank
1.350%, 05/30/2017		800	796
Discover Bank
3.100%, 06/04/2020		1,000	1,010
DNB Boligkreditt
2.000%, 05/28/2020 (C)		1,150	1,148
Farmers Exchange Capital
7.050%, 07/15/2028 (C)		1,000	1,233
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)		2,150	2,304
First Industrial MTN
7.500%, 12/01/2017		970	1,065
Ford Motor Credit
5.875%, 08/02/2021		230	260
Ford Motor Credit LLC
8.125%, 01/15/2020		660	791
3.664%, 09/08/2024		345	335
3.219%, 01/09/2022		480	465
2.597%, 11/04/2019		775	767
2.459%, 03/27/2020		220	215
1.700%, 05/09/2016		2,000	2,006
General Electric
4.500%, 03/11/2044		220	228
General Electric Capital MTN
6.875%, 01/10/2039		420	588
6.375%, 11/15/2019 (A)		3,780	4,052
5.875%, 01/14/2038		685	854
5.550%, 05/04/2020		2,975	3,431
5.300%, 02/11/2021		640	736
4.375%, 09/16/2020		2,490	2,747
0.801%, 08/15/2036 (A)		1,550	1,311
0.684%, 05/05/2026 (A)		1,950	1,823
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)		200	145
Goldman Sachs Group MTN
7.500%, 02/15/2019		950	1,110
6.750%, 10/01/2037		488	582
6.250%, 02/01/2041		1,550	1,869
6.150%, 04/01/2018		1,780	1,961
6.000%, 06/15/2020		170	195
5.950%, 01/18/2018		260	284
5.750%, 01/24/2022		110	126
5.375%, 03/15/2020		2,860	3,190
5.350%, 01/15/2016		1,660	1,681
5.250%, 07/27/2021		340	379
5.150%, 05/22/2045		805	790
4.000%, 03/03/2024		490	503
3.850%, 07/08/2024		330	335

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)
3.750%, 05/22/2025	$	450	$451
2.375%, 01/22/2018		1,370	1,388
1.925%, 11/29/2023 (A)		700	704
HBOS PLC MTN
6.750%, 05/21/2018 (C)		2,100	2,315
HCP MTN ‡
6.300%, 09/15/2016		1,075	1,122
6.000%, 01/30/2017		1,800	1,897
3.150%, 08/01/2022		1,000	973
Health Care ‡
5.250%, 01/15/2022		900	986
Healthcare Trust of America Holdings‡
3.375%, 07/15/2021		395	394
Highwoods Properties‡
7.500%, 04/15/2018		1,142	1,286
HSBC Bank PLC
4.750%, 01/19/2021 (C)		1,760	1,953
HSBC Holdings PLC
6.800%, 06/01/2038		180	220
4.250%, 03/14/2024		1,475	1,463
4.250%, 08/18/2025		1,325	1,306
4.000%, 03/30/2022		330	347
HSBC USA
2.750%, 08/07/2020		1,250	1,255
ILFC E-Capital Trust II
6.250%, 12/21/2065 (A) (C)		400	370
ING Bank
5.800%, 09/25/2023 (C)		920	997
International Lease Finance
7.125%, 09/01/2018 (C)		2,080	2,288
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)		1,610	1,589
3.125%, 01/15/2016		390	392
John Deere Capital
1.700%, 01/15/2020		160	158
JPMorgan Chase
6.000%, 01/15/2018		135	148
4.950%, 06/01/2045		993	986
4.500%, 01/24/2022		180	194
4.400%, 07/22/2020		210	227
4.350%, 08/15/2021		215	232
4.250%, 10/15/2020		330	354
4.250%, 10/01/2027		913	909
3.900%, 07/15/2025		2,030	2,066
3.875%, 09/10/2024		780	773
3.375%, 05/01/2023		600	586
2.750%, 06/23/2020		732	738
2.250%, 01/23/2020		1,010	1,002
JPMorgan Chase Bank
6.000%, 07/05/2017		2,250	2,427
6.000%, 10/01/2017		1,000	1,081
0.666%, 06/13/2016 (A)		1,300	1,297
JPMorgan Chase Capital XIII
1.277%, 09/30/2034 (A)		550	463

106	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Capital XXIII
1.321%, 05/15/2047 (A)	$	1,900	$1,463
KKR Group Finance II
5.500%, 02/01/2043 (C)		60	63
Lazard Group LLC
4.250%, 11/14/2020		490	519
3.750%, 02/13/2025		870	830
Liberty Mutual Group
4.850%, 08/01/2044 (C)		465	452
Lloyds Banking Group
4.500%, 11/04/2024 (D)		500	503
M&T Bank
6.875%, 12/29/2049		1,740	1,755
Macquarie Bank MTN
0.925%, 10/27/2017 (A) (C)		1,180	1,175
Marsh & McLennan
3.750%, 03/14/2026		505	508
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)		605	897
MetLife
6.750%, 06/01/2016		375	390
6.400%, 12/15/2036		220	240
4.750%, 02/08/2021		540	600
1.903%, 12/15/2017		305	307
MetLife Capital Trust IV
7.875%, 12/15/2037 (C)		800	980
Mid-America Apartments‡
4.300%, 10/15/2023		250	257
3.750%, 06/15/2024		540	530
Morgan Stanley MTN
7.300%, 05/13/2019		545	636
6.625%, 04/01/2018		1,640	1,826
5.375%, 10/15/2015		595	596
4.750%, 03/22/2017		140	147
4.300%, 01/27/2045		330	314
4.000%, 07/23/2025		1,235	1,262
3.950%, 04/23/2027		525	506
2.800%, 06/16/2020		1,065	1,071
0.737%, 10/18/2016 (A)		5,965	5,953
Murray Street Investment Trust I
4.647%, 03/09/2017 (F)		1,041	1,086
Nationwide Building Society MTN
3.900%, 07/21/2025 (C)		710	726
Nationwide Mutual Insurance
2.627%, 12/15/2024 (A) (C)		2,975	2,910
Navient MTN
5.625%, 08/01/2033		145	94
New York Life Insurance (C)
6.750%, 11/15/2039		415	542
2.100%, 01/02/2019		575	580
Nordea Bank MTN
2.500%, 09/17/2020 (C)		1,045	1,052
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)		690	840

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

PNC Bank
2.400%, 10/18/2019	$	625	$630
2.250%, 07/02/2019		545	548
Principal Financial Group
3.400%, 05/15/2025		160	157
Royal Bank of Scotland
4.650%, 06/04/2018		270	279
4.375%, 03/16/2016		2,000	2,033
Royal Bank of Scotland Group PLC
7.648%, 08/31/2049 (A)		110	137
7.640%, 09/29/2017 (A)		100	106
6.400%, 10/21/2019		280	315
6.125%, 12/15/2022		390	422
6.100%, 06/10/2023		550	591
6.000%, 12/19/2023		860	916
5.125%, 05/28/2024		490	494
Santander UK Group Holdings
4.750%, 09/15/2025 (C)		540	536
Santander US Debt Unipersonal
3.781%, 10/07/2015 (C)		100	100
SL Green Realty‡
7.750%, 03/15/2020		1,000	1,186
Stadshypotek
1.750%, 04/09/2020 (C)		1,755	1,756
Standard Chartered
5.700%, 03/26/2044 (C)		1,420	1,364
State Street
4.956%, 03/15/2018		1,300	1,387
Sumitomo Mitsui Banking
3.100%, 01/14/2016 (C)		200	201
Synchrony Financial
4.500%, 07/23/2025		565	569
Tanger Properties‡
3.875%, 12/01/2023		305	306
3.750%, 12/01/2024		265	262
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)		1,300	1,628
UBS MTN
1.375%, 06/01/2017		2,000	1,996
UBS Group Funding Jersey
4.125%, 09/24/2025 (C)		1,126	1,120
2.950%, 09/24/2020 (C)		926	928
US Bank
2.125%, 10/28/2019		435	438
Ventas Realty L.P.‡
2.700%, 04/01/2020		1,450	1,444
Voya Financial
2.900%, 02/15/2018		150	153
Wachovia Capital Trust III
5.570%, 05/31/2016 (A)		2,630	2,578
WEA Finance (C)
4.750%, 09/17/2044		230	222
3.750%, 09/17/2024		780	768
3.250%, 10/05/2020		550	555

SEI Institutional Managed Trust / Annual Report / September 30, 2015	107

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo
5.375%, 11/02/2043	$	410	$452
4.650%, 11/04/2044		190	187
4.600%, 04/01/2021		160	176
4.480%, 01/16/2024		2,658	2,790
4.300%, 07/22/2027		1,400	1,427
3.676%, 06/15/2016 (F)		680	694
3.450%, 02/13/2023		430	428
3.000%, 01/22/2021		1,010	1,035
2.125%, 04/22/2019		420	423
1.500%, 01/16/2018		420	420
Wells Fargo Bank
6.000%, 11/15/2017		250	273
Welltower‡
4.950%, 01/15/2021		2,820	3,073
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)		1,100	1,111

			231,195

Health Care — 2.8%
AbbVie
4.500%, 05/14/2035		570	550
4.400%, 11/06/2042		755	690
3.600%, 05/14/2025		1,255	1,238
2.500%, 05/14/2020		1,415	1,407
1.750%, 11/06/2017		650	652
Actavis Funding SCS
4.750%, 03/15/2045		2,095	1,902
4.550%, 03/15/2035		210	193
3.800%, 03/15/2025		1,460	1,411
3.450%, 03/15/2022		1,915	1,893
3.000%, 03/12/2020		545	546
2.350%, 03/12/2018		425	427
Aetna
2.200%, 03/15/2019		310	310
Amgen
5.650%, 06/15/2042		475	532
5.375%, 05/15/2043		120	128
5.150%, 11/15/2041		1,125	1,156
3.625%, 05/22/2024		210	211
2.700%, 05/01/2022		365	358
2.200%, 05/22/2019		440	442
Anthem
5.875%, 06/15/2017		1,155	1,237
5.100%, 01/15/2044		215	223
Baxalta (C)
5.250%, 06/23/2045		820	828
3.600%, 06/23/2022		920	929
Bayer US Finance
1.500%, 10/06/2017 (C)		1,205	1,209
Becton Dickinson
4.685%, 12/15/2044		120	120
3.734%, 12/15/2024		350	356
2.675%, 12/15/2019		455	460

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Biogen
5.200%, 09/15/2045	$	194	$196
4.050%, 09/15/2025		563	569
3.625%, 09/15/2022		820	826
2.900%, 09/15/2020		340	343
Celgene
5.250%, 08/15/2043		170	173
5.000%, 08/15/2045		1,275	1,265
3.875%, 08/15/2025		1,220	1,220
3.550%, 08/15/2022		1,050	1,066
2.875%, 08/15/2020		335	338
2.125%, 08/15/2018		1,200	1,209
DaVita HealthCare Partners
5.125%, 07/15/2024		740	727
5.000%, 05/01/2025		170	163
EMD Finance
2.400%, 03/19/2020 (C)		1,045	1,046
Fresenius Medical Care US Finance
5.750%, 02/15/2021 (C)		160	172
Fresenius Medical Care US Finance II (C)
5.875%, 01/31/2022		190	204
4.125%, 10/15/2020		100	100
Gilead Sciences
4.750%, 03/01/2046		765	769
4.600%, 09/01/2035		270	270
4.500%, 02/01/2045		20	19
3.700%, 04/01/2024		1,555	1,591
3.650%, 03/01/2026		2,351	2,362
3.250%, 09/01/2022		490	494
2.550%, 09/01/2020		880	885
GlaxoSmithKline Capital
5.650%, 05/15/2018		810	898
HCA
7.500%, 11/15/2095		3,800	3,762
Humana
7.200%, 06/15/2018		1,150	1,309
4.625%, 12/01/2042		130	125
3.850%, 10/01/2024		790	795
3.150%, 12/01/2022		170	168
Johnson & Johnson
4.500%, 12/05/2043		600	654
Medtronic
4.450%, 03/15/2020		630	693
3.625%, 03/15/2024		940	965
3.500%, 03/15/2025		870	888
2.500%, 03/15/2020		830	841
Merck
3.700%, 02/10/2045		1,000	918
2.750%, 02/10/2025		400	389
2.350%, 02/10/2022		855	843
Mylan
5.400%, 11/29/2043		240	237
2.550%, 03/28/2019		660	650

108	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Perrigo
4.000%, 11/15/2023	$	370	$368
Perrigo Finance
3.900%, 12/15/2024		535	527
3.500%, 12/15/2021		235	232
Thermo Fisher Scientific
5.300%, 02/01/2044		50	52
3.600%, 08/15/2021		350	360
3.300%, 02/15/2022		270	271
3.200%, 03/01/2016		435	439
UnitedHealth Group
6.875%, 02/15/2038		510	679
6.000%, 06/15/2017		51	55
5.800%, 03/15/2036		280	334
4.625%, 07/15/2035		1,010	1,066
3.875%, 10/15/2020		530	569
3.350%, 07/15/2022		220	227
2.875%, 12/15/2021		735	746
Valeant Pharmaceuticals International
5.375%, 03/15/2020 (C)		950	923
VPII Escrow
7.500%, 07/15/2021 (C)		490	505
Wyeth LLC
5.950%, 04/01/2037		960	1,153
Zimmer Biomet Holdings
4.450%, 08/15/2045		630	583
Zoetis
3.250%, 02/01/2023		150	144

			58,783

Industrials — 1.5%
ABB Finance USA
4.375%, 05/08/2042		80	79
AerCap Ireland Capital
3.750%, 05/15/2019		520	511
American Airlines Pass-Through Trust, Ser 2013-2
4.950%, 01/15/2023		2,170	2,316
AP Moeller — Maersk (C)
3.875%, 09/28/2025		467	463
2.875%, 09/28/2020		1,050	1,049
BAE Systems
4.750%, 10/11/2021 (C)		1,350	1,471
Burlington Northern Santa Fe
4.700%, 09/01/2045		340	342
4.150%, 04/01/2045		1,000	932
3.650%, 09/01/2025		335	339
Caterpillar Financial Services MTN
2.750%, 08/20/2021		620	627
Catholic Health Initiatives
4.350%, 11/01/2042		205	191
2.950%, 11/01/2022		800	791

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C-2
7.256%, 03/15/2020	$	1,798	$1,987
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022		1,374	1,519
Continental Airlines Pass-Through Trust, Ser 2009-1
9.000%, 07/08/2016		2,049	2,152
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022		1,104	1,281
Eaton
4.150%, 11/02/2042		440	408
2.750%, 11/02/2022		950	924
1.500%, 11/02/2017		270	270
Embraer Netherlands Finance
5.050%, 06/15/2025		285	264
Florida East Coast Holdings
6.750%, 05/01/2019 (C)		460	451
JetBlue Airways Pass-Through Trust, Ser 2004-2, Cl G1
0.696%, 08/15/2016 (A)		795	791
L-3 Communications
3.950%, 05/28/2024		430	412
Lockheed Martin
3.350%, 09/15/2021		920	953
Northrop Grumman
3.850%, 04/15/2045		220	198
3.250%, 08/01/2023		3,160	3,154
Parker-Hannifin MTN
3.300%, 11/21/2024		425	434
Penske Truck Leasing LP (C)
3.375%, 02/01/2022		635	620
3.200%, 07/15/2020		805	814
3.050%, 01/09/2020		160	161
Raytheon
3.125%, 10/15/2020		430	451
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)		1,575	1,581
Union Pacific
3.250%, 01/15/2025		435	440
United Air Lines Pass-Through Trust, Ser 2009-2A
9.750%, 01/15/2017		95	103
United Rentals North America
5.500%, 07/15/2025		240	224
United Technologies
4.500%, 06/01/2042		540	550
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025		866	902
Valmont Industries
5.250%, 10/01/2054		315	277

SEI Institutional Managed Trust / Annual Report / September 30, 2015	109

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Verisk Analytics
5.500%, 06/15/2045	$	85	$84
Waste Management
7.375%, 05/15/2029		330	438
3.500%, 05/15/2024		310	314
West
5.375%, 07/15/2022 (C)		430	397

			31,665

Information Technology — 0.8%
Activision Blizzard
5.625%, 09/15/2021 (C)		300	316
Alibaba Group Holding
3.600%, 11/28/2024 (C)		520	486
Apple
4.375%, 05/13/2045		1,090	1,079
3.850%, 05/04/2043		640	584
Automatic Data Processing
3.375%, 09/15/2025		500	507
2.250%, 09/15/2020		250	252
Baidu
4.125%, 06/30/2025		230	225
Hewlett Packard Enterprise
6.350%, 10/15/2045		480	480
6.200%, 10/15/2035		175	175
4.900%, 10/15/2025 (C)		800	798
3.600%, 10/15/2020 (C)		800	800
2.850%, 10/05/2018		1,065	1,063
Intel
4.900%, 07/29/2045		450	466
3.700%, 07/29/2025		415	426
3.100%, 07/29/2022		1,180	1,199
2.450%, 07/29/2020		505	512
Microsoft
3.750%, 02/12/2045		950	878
3.500%, 02/12/2035		885	823
National Semiconductor
6.600%, 06/15/2017		170	185
Oracle
3.900%, 05/15/2035		1,330	1,262
2.950%, 05/15/2025		385	375
2.500%, 05/15/2022		605	596
2.250%, 10/08/2019		140	141
1.200%, 10/15/2017		1,050	1,052
Texas Instruments
2.750%, 03/12/2021		470	478
TSMC Global
1.625%, 04/03/2018 (C)		875	867

			16,025

Materials — 1.1%
Albemarle
5.450%, 12/01/2044		400	405

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

ArcelorMittal
7.000%, 02/25/2022	$	120	$109
6.125%, 06/01/2025		160	130
Ardagh Packaging Finance
3.337%, 12/15/2019 (A) (C)		640	617
Barrick Gold
4.100%, 05/01/2023		1,750	1,549
3.850%, 04/01/2022		270	247
Barrick North America Finance
4.400%, 05/30/2021		1,260	1,224
BHP Billiton Finance USA
5.000%, 09/30/2043		460	465
3.850%, 09/30/2023		400	401
3.250%, 11/21/2021		1,400	1,417
Celulosa Arauco y Constitucion
4.750%, 01/11/2022		520	528
Dow Chemical
3.000%, 11/15/2022		1,265	1,223
Eagle Spinco
4.625%, 02/15/2021		730	618
Eastman Chemical
2.700%, 01/15/2020		695	694
Ecolab
4.350%, 12/08/2021		220	238
FMG Resources August 2006 Pty
9.750%, 03/01/2022 (C) (D)		630	587
Freeport-McMoRan
4.000%, 11/14/2021		550	429
Freeport-McMoran Oil & Gas
6.875%, 02/15/2023		165	146
6.500%, 11/15/2020		104	94
Glencore Finance Canada (C)
2.700%, 10/25/2017		810	728
2.050%, 10/23/2015		1,318	1,317
Glencore Funding
2.875%, 04/16/2020 (C) (D)		970	776
Hexion
6.625%, 04/15/2020		360	306
International Paper
5.150%, 05/15/2046		495	484
5.000%, 09/15/2035		695	681
LYB International Finance
4.875%, 03/15/2044		240	227
LyondellBasell Industries
5.750%, 04/15/2024		200	224
4.625%, 02/26/2055		235	199
Mosaic
5.625%, 11/15/2043		220	232
5.450%, 11/15/2033		175	184
Nacional del Cobre de Chile
4.500%, 09/16/2025 (C)		405	389
OCP
4.500%, 10/22/2025 (C)		1,650	1,543

110	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Potash Corp of Saskatchewan
4.875%, 03/30/2020	$	280	$308
Reynolds Group Issuer
6.875%, 02/15/2021		180	186
Rio Tinto Finance USA
6.500%, 07/15/2018		810	904
3.750%, 06/15/2025		640	624
Rio Tinto Finance USA PLC
2.250%, 12/14/2018		200	199
Rock-Tenn
4.000%, 03/01/2023		70	72
3.500%, 03/01/2020		320	331
Southern Copper
5.250%, 11/08/2042		1,550	1,173
Steel Dynamics
6.375%, 08/15/2022		510	501
Teck Resources
3.750%, 02/01/2023		170	104
Vale Overseas
8.250%, 01/17/2034		150	136
6.875%, 11/21/2036		1,510	1,186

			24,135

Telecommunication Services — 1.6%
Altice Financing
6.625%, 02/15/2023 (C)		600	577
America Movil
5.625%, 11/15/2017		440	476
5.000%, 03/30/2020		750	819
3.125%, 07/16/2022		730	709
AT&T
6.500%, 09/01/2037		765	867
6.450%, 06/15/2034		625	703
5.550%, 08/15/2041		200	203
4.750%, 05/15/2046		1,030	944
4.500%, 05/15/2035		200	183
4.350%, 06/15/2045		240	206
3.400%, 05/15/2025		4,995	4,768
3.000%, 02/15/2022		470	461
3.000%, 06/30/2022		985	961
Bharti Airtel
4.375%, 06/10/2025 (C)		1,265	1,262
Bharti Airtel International Netherlands
5.350%, 05/20/2024 (C)		295	316
CenturyLink
5.800%, 03/15/2022		70	60
5.625%, 04/01/2020		240	223
5.625%, 04/01/2025 (C)		350	278
Deutsche Telekom International Finance
2.250%, 03/06/2017 (C)		905	917
Intelsat Jackson Holdings
7.500%, 04/01/2021		380	350

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Sprint
7.875%, 09/15/2023	$	320	$259
7.625%, 02/15/2025		610	472
Sprint Capital
8.750%, 03/15/2032		910	708
Telefonica Emisiones SAU
6.221%, 07/03/2017		100	108
5.877%, 07/15/2019		90	99
5.134%, 04/27/2020		300	331
Verizon Communications
6.550%, 09/15/2043		3,983	4,706
6.400%, 09/15/2033		1,234	1,414
5.150%, 09/15/2023		1,225	1,353
4.862%, 08/21/2046		1,595	1,495
4.522%, 09/15/2048		983	864
4.400%, 11/01/2034		2,355	2,191
4.272%, 01/15/2036		1,335	1,211
3.850%, 11/01/2042		130	108
3.450%, 03/15/2021		90	92
3.000%, 11/01/2021		1,250	1,246
2.500%, 09/15/2016		580	588
Vodafone Group PLC
2.950%, 02/19/2023		755	715

			33,243

Utilities — 2.2%
AES
7.375%, 07/01/2021		40	42
4.875%, 05/15/2023		920	807
Alabama Power
3.750%, 03/01/2045		355	321
American Electric Power
1.650%, 12/15/2017		735	733
Appalachian Power
4.450%, 06/01/2045		245	238
Berkshire Hathaway Energy
6.500%, 09/15/2037		1,160	1,457
4.500%, 02/01/2045		1,030	1,021
Calpine
5.875%, 01/15/2024 (C)		280	288
CenterPoint Energy Houston Electric
4.500%, 04/01/2044		800	848
Comision Federal de Electricidad
6.125%, 06/16/2045 (C)		205	193
Commonwealth Edison
3.700%, 03/01/2045		120	110
Consolidated Edison of New York
4.625%, 12/01/2054		125	125
4.450%, 03/15/2044		810	828
Dominion Resources
4.700%, 12/01/2044		365	362
3.900%, 10/01/2025		340	344
2.500%, 12/01/2019		610	614
1.950%, 08/15/2016		265	267

SEI Institutional Managed Trust / Annual Report / September 30, 2015	111

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Duke Energy Carolinas
4.000%, 09/30/2042	$	1,000	$984
Duke Energy Florida
3.850%, 11/15/2042		165	157
Duke Energy Progress
4.200%, 08/15/2045		415	420
3.250%, 08/15/2025		500	508
Duquesne Light Holdings
6.400%, 09/15/2020 (C)		1,450	1,666
Exelon
5.625%, 06/15/2035		880	962
3.950%, 06/15/2025		550	555
FirstEnergy
2.750%, 03/15/2018		280	281
FirstEnergy, Ser C
7.375%, 11/15/2031		2,965	3,578
Florida Gas Transmission LLC
3.875%, 07/15/2022 (C)		1,000	998
IPALCO Enterprises
5.000%, 05/01/2018		1,200	1,257
KCP&L Greater Missouri Operations
8.270%, 11/15/2021		2,700	3,432
Kentucky Utilities
4.375%, 10/01/2045		225	232
KeySpan Gas East
5.819%, 04/01/2041 (C)		1,250	1,492
Majapahit Holding BV
7.750%, 01/20/2020		420	467
Metropolitan Edison
3.500%, 03/15/2023 (C)		2,425	2,416
NextEra Energy Capital Holdings
2.056%, 09/01/2017		2,000	2,013
NiSource Finance
6.800%, 01/15/2019		2,261	2,588
Oncor Electric Delivery LLC
6.800%, 09/01/2018		1,075	1,220
4.550%, 12/01/2041		690	691
Pacific Gas & Electric
8.250%, 10/15/2018		280	332
6.050%, 03/01/2034		130	157
5.800%, 03/01/2037		710	844
4.450%, 04/15/2042		700	706
PacifiCorp
3.600%, 04/01/2024		665	687
PECO Energy
4.150%, 10/01/2044		625	622
3.150%, 10/15/2025		565	565
Potomac Electric Power
3.600%, 03/15/2024		320	333
PPL Electric Utilities
4.150%, 10/01/2045		455	451
PSEG Power LLC
2.750%, 09/15/2016		320	325

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Public Service Electric & Gas MTN
3.050%, 11/15/2024	$	285	$283
Public Service of Colorado
4.300%, 03/15/2044		190	194
Public Service of New Hampshire
3.500%, 11/01/2023		310	321
Public Service of New Mexico
7.950%, 05/15/2018		1,265	1,438
Puget Energy
6.000%, 09/01/2021		790	908
Puget Sound Energy
4.300%, 05/20/2045		195	199
PVNGS II Funding
8.000%, 12/30/2015		7	7
Southern
2.150%, 09/01/2019		615	608
Southern California Gas
4.450%, 03/15/2044		600	635
Southwestern Electric Power
3.900%, 04/01/2045		310	275
3.550%, 02/15/2022		230	235
Texas-New Mexico Power
6.950%, 04/01/2043 (C)		880	1,262
Virginia Electric & Power
4.650%, 08/15/2043		405	439
4.450%, 02/15/2044		205	215

			46,556

Total Corporate Obligations (Cost $589,952) ($ Thousands)			598,677

ASSET-BACKED SECURITIES — 9.5%

Automotive — 1.3%
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017		42	42
Ally Auto Receivables Trust, Ser 2014-1, Cl A2
0.480%, 02/15/2017		271	271
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019		1,551	1,556
Ally Auto Receivables Trust, Ser 2014-2, Cl A4
1.840%, 01/15/2020		323	327
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019		610	612
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019		506	507
Avis Budget Rental Car Funding AESOP LLC, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)		560	564

112	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Avis Budget Rental Car Funding AESOP LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (C)	$	1,616	$1,622
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)		350	361
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)		429	429
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019		281	281
California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020		281	284
California Republic Auto Receivables Trust, Ser 2015-1, Cl A3
1.330%, 04/15/2019		445	446
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020		513	517
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019		730	731
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018		429	431
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A3
1.310%, 12/20/2017		9	9
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018		264	265
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A3
1.090%, 03/20/2018		814	813
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018		906	908
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018		618	621
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A1
0.503%, 06/20/2016 (A)		44	44
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A3
1.260%, 05/21/2018		933	936
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A4
1.620%, 10/22/2018		266	268
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A3
1.480%, 11/20/2018		1,188	1,190

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A4
1.830%, 04/22/2019	$	243	$245
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A2
1.420%, 06/20/2018		1,452	1,453
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A3
1.610%, 06/20/2019		678	679
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A4
1.860%, 10/21/2019		394	396
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018		433	431
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019		628	632
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020		931	939
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A3
1.970%, 01/21/2020		691	695
Ford Credit Auto Owner Trust, Ser 2013-B, Cl A3
0.570%, 10/15/2017		286	286
Ford Credit Auto Owner Trust, Ser 2013-D, Cl A3
0.670%, 04/15/2018		280	280
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)		2,305	2,339
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)		965	970
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (C)		350	355
Hertz Vehicle Financing, Ser 2015-1A
4.350%, 03/25/2021		650	650
3.520%, 03/25/2021		1,500	1,500
Hertz Vehicle Financing, Ser 2015-1A, Cl A
2.730%, 03/25/2021		650	650
Honda Auto Receivables Owner Trust, Ser 2013-3, Cl A3
0.770%, 05/15/2017		934	934
Hyundai Auto Receivables Trust, Ser 2011-C, Cl A4
1.300%, 02/15/2018		140	140

SEI Institutional Managed Trust / Annual Report / September 30, 2015	113

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Hyundai Auto Receivables Trust, Ser 2013-A, Cl A4
0.750%, 09/17/2018	$	252	$252
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A4
1.010%, 02/15/2019		223	223
Hyundai Auto Receivables Trust, Ser 2013-C, Cl A3
1.010%, 02/15/2018		25	25
Hyundai Auto Receivables Trust, Ser 2014-B, Cl A3
0.900%, 12/17/2018		497	497

			28,606

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
0.633%, 09/10/2020 (A)		100	100
Citibank Credit Card Issuance Trust, Ser 2014-A3, Cl A3
0.403%, 05/09/2018 (A)		1,695	1,695
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/2021		2,249	2,293
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022		335	335

			4,423

Mortgage Related Securities — 1.0%
AFC Home Equity Loan Trust, Ser 1998-1, Cl 1A2
0.864%, 04/25/2028 (A)		12	11
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.599%, 08/25/2043 (A)		883	870
Centex Home Equity, Ser 2006-A, Cl AV4
0.444%, 06/25/2036 (A)		4,917	4,527
Citigroup Mortgage Loan Trust, Ser 2006-HE2, Cl A2D
0.434%, 08/25/2036 (A)		4,200	3,561
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028		—	—
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.134%, 05/25/2039 (A) (C)		533	508
Home Loan Trust, Ser 2000-HI1, Cl AI7
8.290%, 02/25/2025		17	17

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Home Equity Loan Trust, Ser 2006-4, Cl A4
0.446%, 03/20/2036 (A)	$	1,976	$1,964
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
0.474%, 05/25/2037 (A)		5,500	3,797
New Century Home Equity Loan Trust, Ser 2005-2, Cl M1
0.624%, 06/25/2035 (A)		2,384	2,375
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
0.684%, 07/25/2035 (A)		3,500	3,381

			21,011

Other Asset-Backed Securities — 7.0%
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.294%, 12/27/2044 (A) (C)		2,100	2,026
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019		1,952	1,956
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019		2,322	2,331
Ally Master Owner Trust, Ser 2014-5, Cl A1
0.697%, 10/15/2019 (A)		1,521	1,522
Ally Master Owner Trust, Ser 2015-2, Cl A1
0.777%, 01/15/2021 (A)		931	930
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.482%, 02/25/2035 (A)		2,200	2,194
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.277%, 10/27/2036 (A)		1,750	1,709
Carrington Mortgage Loan Trust, Ser 2005-NC4, Cl A3
0.594%, 09/25/2035 (A)		306	304
Centerpoint Energy Transition Bond III, Ser 2008-A, Cl A1
4.192%, 02/01/2020		284	289
CIT Education Loan Trust, Ser 2007-1, Cl A
0.416%, 03/25/2042 (A) (C)		1,424	1,327
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
6.046%, 03/25/2037		1,970	1,993
CNH Equipment Trust, Ser 2014-A, Cl A2
0.490%, 06/15/2017		62	62

114	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Conseco Financial, Ser 1993-4, Cl A5
7.050%, 01/15/2019	$	91	$93
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (C)		421	422
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
0.794%, 06/25/2033 (A)		38	32
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
0.994%, 10/25/2047 (A)		3,593	3,237
Countrywide Home Equity Loan Trust, Ser 2006-HW, Cl 2A1B
0.305%, 11/15/2036 (A)		130	112
Credit-Based Asset Servicing and Securities, Ser 2006-CB3, Cl AV4
0.454%, 03/25/2036 (A)		5,000	3,787
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.507%, 02/15/2034 (A)		351	315
Earnest Student Loan Investment Trust, Ser 2015, Cl C
4.050%, 05/25/2039		1,083	1,095
Educational Funding of the South, Ser 2011-1, Cl A2
0.945%, 04/25/2035 (A)		1,830	1,777
First Franklin Mortgage Loan Trust, Ser 2005-FF8, Cl M1
0.684%, 09/25/2035 (A)		3,309	3,222
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019		1,022	1,032
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018		270	271
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019		306	307
Ford Credit Floorplan Master Owner Trust, Ser 2014-2, Cl A
0.707%, 02/15/2021 (A)		514	511
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019		1,220	1,222
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
0.757%, 01/15/2022 (A)		1,600	1,595
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)		1,122	1,131
Green Tree, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (A) (C)		635	655

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Green Tree, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (A) (C)	$	506	$521
Greenpoint Manufactured Housing, Ser 1999-2, Cl A2
2.899%, 03/18/2029 (A)		475	414
Greenpoint Manufactured Housing, Ser 1999-3, Cl 1A7
7.270%, 06/15/2029		969	955
Greenpoint Manufactured Housing, Ser 1999-3, Cl 2A2
3.562%, 06/19/2029 (A)		275	237
Greenpoint Manufactured Housing, Ser 1999-4, Cl A2
3.691%, 02/20/2030 (A)		375	326
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
3.689%, 02/20/2032 (A)		225	207
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
3.686%, 03/13/2032 (A)		400	363
GSAMP Trust, Ser 2003-SEA, Cl A1
0.594%, 02/25/2033 (A)		1,516	1,413
GSAMP Trust, Ser 2006-HE3, Cl A2D
0.444%, 05/25/2046 (A)		3,300	2,350
GSAMP Trust, Ser 2006-SEA1, Cl A
0.494%, 05/25/2036 (A) (C)		103	102
Higher Education Funding I, Ser 2014-1, Cl A
1.332%, 05/25/2034 (A) (C)		1,529	1,486
HLSS Servicer Advance Receivables Trust, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (C)		890	886
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.374%, 02/25/2036 (A)		493	461
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)		957	1,018
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)		1,296	1,347
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 09/15/2018		681	710
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038		2,430	2,574
Morgan Stanley Re-Remic Trust, Ser 2015-R7, Cl 1BXA
11.275%, 02/26/2036		930	998
National Collegiate Student Loan Trust, Ser 2005-3, Cl A4
0.474%, 04/25/2029 (A)		490	469
National Collegiate Student Loan Trust, Ser 2006-3, Cl A4
0.464%, 03/26/2029 (A)		1,750	1,610

SEI Institutional Managed Trust / Annual Report / September 30, 2015	115

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

National Collegiate Student Loan Trust, Ser 2007-4, Cl A3L
1.044%, 03/25/2038 (A)	$	4,430	$3,141
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (C)		344	344
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.509%, 03/27/2023 (A)		529	523
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.709%, 06/25/2031 (A)		3,320	3,261
Navient Student Loan Trust, Ser 2014-2, Cl A
0.839%, 03/25/2043 (A)		2,961	2,778
Navient Student Loan Trust, Ser 2014-3, Cl A
0.819%, 03/25/2043 (A)		2,971	2,791
Navient Student Loan Trust, Ser 2014-4, Cl A
0.819%, 03/25/2043 (A)		2,250	2,110
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.639%, 04/25/2023 (A)		499	493
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.475%, 10/27/2036 (A)		760	725
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.455%, 01/25/2037 (A)		710	691
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.405%, 10/25/2033 (A)		746	711
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.419%, 03/23/2037 (A)		708	667
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.439%, 12/24/2035 (A)		768	731
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.499%, 03/22/2032 (A)		290	262
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.419%, 11/23/2022 (A)		102	102
Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.375%, 10/26/2026 (A)		298	298
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.994%, 04/25/2046 (A) (C)		293	293
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
0.794%, 10/27/2036 (A) (C)		1,976	1,904

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.149%, 11/25/2043 (A) (C)	$	1,655	$1,515
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
0.799%, 09/25/2042 (A) (C)		2,960	2,847
North Carolina State, Education Assistance Authority, Ser 2011-2, Cl A2
1.076%, 07/25/2025 (A)		979	973
Origen Manufactured Housing, Ser 2006-A, Cl A2
1.941%, 10/15/2037 (A)		2,953	2,635
Park Place Securities, Ser 2004-WCW1, Cl M2
1.219%, 09/25/2034 (A)		1,134	1,125
RAMP Trust, Ser 2006-RZ3, Cl M1
0.544%, 08/25/2036 (A)		6,530	4,992
Residential Asset Mortgage Products Trust, Ser 2003-RS11, Cl MII1
1.289%, 12/25/2033 (A)		188	173
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019		775	813
Scholar Funding Trust, Ser 2011-A, Cl A
1.194%, 10/28/2043 (A) (C)		949	944
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.721%, 05/15/2028 (A)		243	240
SLM Private Education Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (C)		287	294
SLM Private Education Loan Trust, Ser 2012-C, Cl A1
1.307%, 08/15/2023 (A) (C)		487	488
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)		1,239	1,265
SLM Private Education Loan Trust, Ser 2012-E, Cl A1
0.957%, 10/16/2023 (A) (C)		255	255
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B
1.957%, 06/15/2045 (A) (C)		217	221
SLM Private Education Loan Trust, Ser 2013-1, Cl B
1.994%, 11/25/2043 (A)		245	221
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
0.857%, 07/15/2022 (A) (C)		443	442
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)		156	156

116	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2003-12, Cl A5
0.617%, 09/15/2022 (A) (C)	$	521	$517
SLM Student Loan Trust, Ser 2004-10, Cl A6A
0.845%, 04/27/2026 (A) (C)		1,237	1,221
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.465%, 07/25/2023 (A)		1,004	985
SLM Student Loan Trust, Ser 2004-8, Cl B
0.755%, 01/25/2040 (A)		147	125
SLM Student Loan Trust, Ser 2004-8A, Cl A5
0.795%, 04/25/2024 (A) (C)		1,175	1,166
SLM Student Loan Trust, Ser 2004-9, Cl A5
0.445%, 01/27/2020 (A)		1,171	1,171
SLM Student Loan Trust, Ser 2005-2, Cl A5
0.385%, 04/27/2020 (A)		1,240	1,239
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.395%, 04/25/2025 (A)		80	79
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.435%, 10/25/2028 (A)		1,138	1,060
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.495%, 07/27/2026 (A)		326	327
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.435%, 10/27/2031 (A)		821	777
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.445%, 10/25/2029 (A)		613	574
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.415%, 01/27/2025 (A)		483	481
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.465%, 01/25/2041 (A)		1,900	1,671
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.395%, 01/25/2021 (A)		989	946
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.455%, 01/25/2041 (A)		1,900	1,650
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.355%, 07/25/2022 (A)		3,211	3,001
SLM Student Loan Trust, Ser 2007-2, Cl B
0.465%, 07/25/2025 (A)		391	326

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2007-3, Cl A3
0.335%, 04/25/2019 (A)	$	1,697	$1,671
SLM Student Loan Trust, Ser 2007-5, Cl A5
0.375%, 01/25/2024 (A)		377	372
SLM Student Loan Trust, Ser 2007-6, Cl B
1.145%, 04/27/2043 (A)		460	380
SLM Student Loan Trust, Ser 2008-2, Cl B
1.495%, 01/25/2029 (A)		525	422
SLM Student Loan Trust, Ser 2008-3, Cl B
1.495%, 04/25/2029 (A)		525	433
SLM Student Loan Trust, Ser 2008-4, Cl B
2.145%, 04/25/2029 (A)		525	476
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.595%, 01/25/2018 (A)		93	93
SLM Student Loan Trust, Ser 2008-5, Cl A4
1.995%, 07/25/2023 (A)		1,580	1,587
SLM Student Loan Trust, Ser 2008-5, Cl B
2.145%, 07/25/2029 (A)		525	487
SLM Student Loan Trust, Ser 2008-6, Cl B
2.145%, 07/25/2029 (A)		525	460
SLM Student Loan Trust, Ser 2008-7, Cl B
2.145%, 07/25/2029 (A)		525	459
SLM Student Loan Trust, Ser 2008-8, Cl B
2.545%, 10/25/2029 (A)		525	501
SLM Student Loan Trust, Ser 2008-9, Cl A
1.795%, 04/25/2023 (A)		2,463	2,469
SLM Student Loan Trust, Ser 2008-9, Cl B
2.545%, 10/25/2029 (A)		525	505
SLM Student Loan Trust, Ser 2010-1, Cl A
0.594%, 03/25/2025 (A)		604	596
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.949%, 05/26/2026 (A)		385	381
SLM Student Loan Trust, Ser 2012-6, Cl B
1.194%, 04/27/2043 (A)		564	498
SLM Student Loan Trust, Ser 2013-2, Cl B
1.699%, 06/25/2043 (A)		281	260

SEI Institutional Managed Trust / Annual Report / September 30, 2015	117

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2013-3, Cl B
1.694%, 09/25/2043 (A)	$	291	$269
SLM Student Loan Trust, Ser 2013-4, Cl A
0.749%, 06/25/2027 (A)		1,126	1,107
SLM Student Loan Trust, Ser 2013-5, Cl A2
0.599%, 10/26/2020 (A)		397	395
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.699%, 02/25/2021 (A)		236	235
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)		240	248
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)		1,284	1,282
SLM Student Loan Trust, Ser 2014-2, Cl A3
0.784%, 03/26/2029 (A)		696	682
SLM Student Loan Trust, Ser 2014-A, Cl A1
0.807%, 07/15/2022 (A) (C)		675	673
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)		421	431
Small Business Administration, Ser 2015-10B, Cl 1
2.829%, 09/10/2025		920	936
Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/2035		210	210
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
0.807%, 07/17/2023 (A) (C)		220	219
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)		1,003	992
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.207%, 06/15/2027 (A) (C)		776	766
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)		595	604
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
1.407%, 07/15/2027 (A) (C)		716	712
SOFI Consumer Loan Program Trust, Ser 2015 1-A
3.280%, 09/15/2023		3,800	3,800
SpringCastle America Funding, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (C)		435	435

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Asset Securities Mortgage Loan Trust, Ser 2008-BC4, Cl A3
0.444%, 11/25/2037 (A)	$	678	$674
Trade Maps, Ltd., Ser 2013-1A, Cl A
0.903%, 12/10/2018 (A) (C)		1,400	1,400
United States Small Business Administration, Ser 2015-20I, Cl 1
2.820%, 09/01/2035		430	434
Wells Fargo Home Equity Asset-Backed SecuritiesTrust, Ser 2006-2, Cl A4
0.444%, 07/25/2036 (A)		4,000	3,746

			146,946

Total Asset-Backed Securities (Cost $199,437) ($ Thousands)			200,986

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%
Farmer Mac Guaranteed Notes Trust
5.125%, 04/19/2017 (C)		3,540	3,776
FHLB
1.250%, 06/28/2030 (F)		3,405	3,407
0.875%, 05/24/2017		40	40
0.075%, 10/05/2015 (B)		8,820	8,820
0.000%, 10/23/2015 to 11/06/2015 (B)		15,770	15,769
FICO STRIPS (B)
9.800%, 04/06/2018		850	1,037
8.600%, 09/26/2019		2,490	3,177
4.560%, 09/26/2019		100	94
0.092%, 11/02/2018		1,800	1,726
0.090%, 04/06/2018		1,270	1,238
0.050%, 02/08/2018		510	498
0.040%, 08/03/2018		780	756
0.010%, 05/11/2018		3,295	3,206
FNMA
4.721%, 10/09/2019 (B)		2,925	2,716
2.625%, 09/06/2024		561	574
0.000%, 11/03/2015 to 01/07/2016 (B)		9,120	9,118
Resolution Funding STRIPS
2.167%, 10/15/2019		230	215
1.965%, 10/15/2020		2,600	2,372
Tennessee Valley Authority
5.250%, 09/15/2039		590	732
4.250%, 09/15/2065		761	765
3.875%, 02/15/2021		1,510	1,674
2.875%, 09/15/2024		1,433	1,463

Total U.S. Government Agency Obligations (Cost $60,800) ($ Thousands)			63,173

118	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount (1) ($ Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 2.7%
Brazil Notas do Tesouro Nacional, Ser B
16.199%, 08/15/2050	BRL	1,292	$726
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	12,230	2,881
Brazilian Government International Bond
5.625%, 01/07/2041		1,120	907
5.000%, 01/27/2045		1,670	1,248
2.625%, 01/05/2023		200	162
China Government Bond
3.390%, 05/21/2025	CNY	2,000	310
3.380%, 11/21/2024	CNY	1,000	153
Colombia Government International Bond
5.625%, 02/26/2044		1,110	1,038
4.500%, 01/28/2026		471	458
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.750%, 12/01/2043		250	273
FMS Wertmanagement AoeR
1.000%, 11/21/2017		640	641
Hashemite Kingdom of Jordan Government AID Bond
3.000%, 06/30/2025		482	497
2.578%, 06/30/2022		854	882
Indonesia Government International Bond MTN
5.875%, 03/13/2020		240	262
5.875%, 01/15/2024 (C)		840	889
4.875%, 05/05/2021		200	206
4.125%, 01/15/2025 (C)		405	376
Italy Buoni Poliennali Del Tesoro
3.750%, 09/01/2024	EUR	8,560	11,201
Japan Bank for International Cooperation
1.750%, 05/28/2020		850	849
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		1,800	1,988
Japan Treasury Discount Bill
0.000%, 12/10/2015 (B)	JPY	430,000	3,591
Mexico Government International Bond
5.750%, 10/12/2110		993	928
5.550%, 01/21/2045		2,610	2,672
4.750%, 03/08/2044		1,010	922
3.600%, 01/30/2025		780	763
Peruvian Government International Bond
6.550%, 03/14/2037		90	103
5.625%, 11/18/2050		580	599
4.125%, 08/25/2027		220	216

Description		Face Amount (1) ($ Thousands)	Market Value ($ Thousands)

Poland Government Bond
3.250%, 07/25/2025	PLN	34,160	$9,284
Poland Government International Bond
4.000%, 01/22/2024		1,790	1,893
Portugal Government International Bond MTN
5.125%, 10/15/2024 (C)		1,350	1,431
Republic of Paraguay (C)
6.100%, 08/11/2044		325	318
4.625%, 01/25/2023		295	290
Russia Government International Bond
7.500%, 03/31/2030 (C) (D)		327	385
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		779	917
4.500%, 04/04/2022		400	398
Slovakia Government International Bond
4.375%, 05/21/2022 (C)		1,240	1,382
Slovenia Government International Bond (C)
5.850%, 05/10/2023		245	280
5.500%, 10/26/2022		528	593
5.250%, 02/18/2024		1,215	1,336
South Africa Government International Bond
5.875%, 09/16/2025		1,380	1,470
Turkey Government International Bond
6.250%, 09/26/2022		457	488
5.750%, 03/22/2024		1,120	1,161
5.625%, 03/30/2021		161	168
United Mexican States MTN
6.050%, 01/11/2040		248	272

Total Sovereign Debt (Cost $60,011) ($ Thousands)			57,807

LOAN PARTICIPATIONS — 0.7%
Advanced Disposal Service
3.750%, 10/09/2019		293	289
American Airlines
3.500%, 06/27/2020		639	632
Aramark, 1st Lien Term Loan
3.250%, 02/24/2021		276	275
Berry Plastics, 1st Lien
0.000%, 09/16/2022 (G)		90	90
Burger King, Term Loan B
3.750%, 12/10/2021		455	453
CSC Holdings, Term Loan B
2.672%, 04/17/2020		347	344
Energy Future Immediate Holding, 1st Lien Term Loan
4.250%, 06/19/2016		2,200	2,192

SEI Institutional Managed Trust / Annual Report / September 30, 2015	119

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

First Data, 1st Lien Term Loan
3.687%, 09/24/2018	$	1,000	$990
3.687%, 03/23/2018		1,515	1,501
FMG Resources Property, Cov-Lite, 1st Lien
3.750%, 06/30/2019		606	494
Gardner Denver, 1st Lien Term Loan
4.250%, 07/30/2020		408	384
Gardner Denver, Inc., Initial Dollar Term Loan
4.250%, 07/30/2020		103	97
Hilton Hotels, Cov-Lite, 1st Lien Term Loan B
3.500%, 10/26/2020		109	109
Hilton Worldwide Holdings, 1st Lien Term Loan B
3.500%, 10/26/2020		73	72
Intelsat Jackson Holdings
3.750%, 06/30/2019		671	653
Michaels Stores
3.750%, 01/28/2020		94	93
Michaels Stores, Term Loan B
3.750%, 01/28/2020		94	93
Michaels Stores, Term Loan, Tranche 1
3.750%, 01/24/2020		282	281
MPH Acquisition Holdings
3.750%, 03/31/2021 (A)		52	52
Murray Energy, Cov-Lite, Term Loan B2
7.500%, 04/09/2020		540	418
NRG Energy, Term Loan
2.750%, 07/01/2018		637	622
Party City, Term Loan B
4.250%, 08/19/2022		451	449
Schaeffler Finances, Term Loan E
3.750%, 05/15/2020		354	354
Staples, Term Loan B
0.000%, 04/23/2021 (G)		310	308
Station Casinao’s, 1st Lien Term Loan
4.250%, 03/01/2020		57	57
SunGard Data Systems, Term Loan E
4.000%, 03/07/2020		713	712
Telesat Canada, Term Loan B
3.490%, 03/26/2019		485	480

Univision Communications
4.000%, 03/01/2020		1,703	1,691
Virgin Media Investment Holdings
3.500%, 06/30/2023		498	491

Total Loan Participations (Cost $14,992) ($ Thousands)			14,676

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS — 0.5%

Other Asset-Backed Securities — 0.5%
AMMC CLO XIV Ltd., Ser 2014-14A, Cl A1L
1.745%, 07/27/26 (A) (C)	$	1,650	$1,639
Ballyrock CLO, Ser 2014-1A, Cl A1
1.767%, 10/20/26 (A) (C)		450	449
Cent CLO 18, Ser 2013-18A, Cl A
1.414%, 07/23/25 (A) (C)		1,600	1,575
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/27 (C)		1,510	1,510
Eaton Vance CLO, Ser 2014-1A, Cl A
1.739%, 07/15/26 (A) (C)		550	546
Flatiron CLO, Ser 2014-1A, Cl A1
1.669%, 07/17/26 (A) (C)		1,600	1,585
Voya CLO, Ser 2014-1A, Cl A1
1.787%, 04/18/26 (A) (C)		1,780	1,779
Voya CLO, Ser 2014-2A, Cl A1
1.624%, 07/17/26 (A) (C)		1,730	1,721
Voya CLO, Ser 2015-1A, Cl A1
1.755%, 04/18/27 (A) (C)		310	309

Total Collateralized Debt Obligations (Cost $11,156) ($ Thousands)			11,113

MUNICIPAL BONDS — 0.5%
Brazos Higher Education Authority, Ser 2006-2, RB
0.336%, 12/26/2024 (A)		547	527
California State, Build America Project, GO
7.600%, 11/01/2040		470	690
California State, GO
6.200%, 03/01/2019		1,775	2,035
Clark County, Department of Aviation, Build America Project, Ser C, RB
6.820%, 07/01/2045		770	1,057
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049		520	719
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041		688	921
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062		710	686
New York City, Build America Project, Ser F1, GO Callable 12/01/20 @ 100
6.646%, 12/01/2031		900	1,049
New York City, Water & Sewer System, Build America Project, RB
5.952%, 06/15/2042		750	960

120	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description		Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	$	614	$831
Ohio State University, Ser A, RB
4.800%, 06/01/2111		212	205
South Carolina, Student Loan, Ser A2, RB
0.444%, 12/01/2020 (A)		173	173

Total Municipal Bonds (Cost $8,932) ($ Thousands)			9,853

PREFERRED STOCK — 0.0%
Citigroup Capital XIII, 7.875% (A)		24,750	636

Total Preferred Stock (Cost $647) ($ Thousands)			636

U.S. TREASURY OBLIGATIONS — 24.8%
U.S. Treasury Bills
0.015%, 10/15/2015 (B) (I)		340	340
U.S. Treasury Bonds
4.500%, 08/15/2039		742	968
3.750%, 11/15/2043		2,470	2,908
3.625%, 02/15/2044		1,340	1,541
3.375%, 05/15/2044		1,501	1,647
3.125%, 02/15/2043		6,171	6,463
3.000%, 11/15/2044		4,450	4,544
3.000%, 05/15/2045		21,363	21,862
2.875%, 05/15/2043		23,275	23,200
2.875%, 08/15/2045		24,664	24,652
2.750%, 08/15/2042		3,570	3,481
2.750%, 11/15/2042		5,265	5,126
2.625%, 11/15/2020		4,074	4,308
2.500%, 02/15/2045 (I)		27,858	25,646
1.000%, 11/30/2019		8,660	8,574
U.S. Treasury Inflation Protected Securities
2.500%, 07/15/2016		4,390	4,462
2.375%, 01/15/2025		12,072	12,355
2.125%, 02/15/2040		939	1,106
2.000%, 01/15/2016		4,245	4,233
1.375%, 02/15/2044		12,938	13,128
0.750%, 02/15/2042		1,331	1,165
0.750%, 02/15/2045		4,819	4,179
0.625%, 01/15/2024		2,925	2,911
0.625%, 02/15/2043		1,941	1,635
0.375%, 07/15/2023		7,568	7,437
0.375%, 07/15/2025		3,975	3,872
0.125%, 04/15/2016		5,644	5,589
0.125%, 04/15/2017		3,142	3,130
0.125%, 07/15/2024		7,372	7,034
U.S. Treasury Notes
3.625%, 08/15/2019		4,280	4,674
3.375%, 11/15/2019		1,483	1,611
3.125%, 05/15/2019		7,355	7,877

Description		Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

2.750%, 02/28/2018	$	2,435	$2,512
2.500%, 05/15/2024		750	781
2.125%, 05/15/2025		7,640	7,686
2.000%, 08/15/2025		20,250	20,143
1.750%, 09/30/2019		24,942	25,390
1.750%, 09/30/2022		2,634	2,633
1.625%, 03/31/2019		6,383	6,500
1.625%, 07/31/2019		4,315	4,389
1.625%, 12/31/2019		8,420	8,445
1.625%, 06/30/2020		12,893	13,056
1.625%, 07/31/2020		894	905
1.500%, 07/31/2016		210	212
1.500%, 01/31/2019		3,722	3,778
1.500%, 05/31/2019		2,848	2,886
1.500%, 10/31/2019		4,205	4,251
1.375%, 02/28/2019		2,625	2,652
1.375%, 08/31/2020		27,860	27,893
1.375%, 09/30/2020		38,526	38,526
1.000%, 02/15/2018		8,840	8,887
1.000%, 03/15/2018		2,749	2,763
1.000%, 05/31/2018		735	738
1.000%, 08/15/2018		741	743
1.000%, 09/15/2018		10,802	10,827
0.875%, 04/30/2017		5,434	5,461
0.875%, 05/15/2017		6,252	6,284
0.875%, 07/15/2017		2,255	2,266
0.875%, 08/15/2017		15,916	15,990
0.875%, 01/15/2018		9,300	9,325
0.875%, 07/15/2018		288	288
0.750%, 04/15/2018		7,260	7,248
0.625%, 05/31/2017		2,599	2,601
0.625%, 07/31/2017		7,245	7,248
0.625%, 08/31/2017		24,525	24,524
0.625%, 09/30/2017		16,267	16,259
0.625%, 11/30/2017		590	589
U.S. Treasury STRIPS (B)
3.307%, 08/15/2044		2,200	919
2.792%, 11/15/2027		5,175	3,855

Total U.S. Treasury Obligations (Cost $515,049) ($ Thousands)			521,111

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**†		85,704,361	85,704

Total Cash Equivalent (Cost $85,704) ($ Thousands)			85,704

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.050%**†(H)		3,456,484	3,456

Total Affiliated Partnership (Cost $3,456) ($ Thousands)			3,456

Total Investments — 106.8% (Cost $2,236,484) ($ Thousands)			$2,246,961

SEI Institutional Managed Trust / Annual Report / September 30, 2015	121

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

Description		Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS*†† — 0.0%
November 2015, IMM Euro$ Future Option Put, Expires 11/21/2015, Strike Price $99.50	$	307	$8
November 2015, U.S. 10 Year Future Option Call, Expires 10/17/2015, Strike Price $131.00		12	1
November 2015, U.S. 10 Year Future Option Put, Expires 10/17/2015, Strike Price $126.00		93	6
November 2015, U.S. Long Bond Future Option Call, Expires 10/17/2015, Strike Price $157.00		24	48
November 2015, U.S. Long Bond Future Option Put, Expires 10/17/2015, Strike Price $151.00		24	4

Total Purchased Options (Cost $138) ($ Thousands)			67

PURCHASED SWAPTION*†† — 0.0%
January 2019, 5 year/30 year Put, Expires: 01/14/2019, Strike Rate: 5.000%		3,685	42

Total Purchased Swaption (Cost $248) ($ Thousands)			42

WRITTEN OPTIONS*†† — 0.0%
December 2015, U.S. 10 Year Future Option Call, Expires 11/21/15, Strike Price $131.50		(49)	(11)
December 2015, U.S. 10 Year Future Option Call, Expires 11/21/15, Strike Price $131.00		(36)	(11)
December 2015, U.S. 10 Year Future Option Call, Expires 11/21/15, Strike Price $133.00		(77)	(7)
March 2016, IMM Euro $ Future Option Call, Expires 03/19/16, Strike Price $99.25		(53)	(33)
November 2015, U.S. 10 Year Future Option Call, Expires 10/17/15, Strike Price $128.00		(260)	(284)
November 2015, U.S. 10 Year Future Option Call, Expires 10/17/15, Strike Price $129.00		(57)	(30)

Description	Contracts	Market Value ($ Thousands)

November 2015, U.S. 10 Year Future Option Call, Expires 10/17/15, Strike Price $129.50	$(45)	$(16)
November 2015, U.S. 10 Year Future Option Put, Expires 10/17/15, Strike Price $124.00	(185)	(3)
November 2015, U.S. 5 Year Future Option Call, Expires 10/17/15, Strike Price $120.75	(48)	(13)
November 2015, U.S. 5 Year Future Option Call, Expires 10/17/15, Strike Price $120.50	(48)	(18)
November 2015, U.S. Bond Future Option Call, Expires 10/17/15, Strike Price $160.00	(47)	(40)
November 2015, U.S. Bond Future Option Call, Expires 10/17/15, Strike Price $165.00	(48)	(8)
November 2015, U.S. Bond Future Option Call, Expires 10/17/15, Strike Price $163.00	(48)	(16)
November 2015, U.S. Bond Future Option Call, Expires 10/17/15, Strike Price $162.00	(47)	(21)
November 2015, U.S. Bond Future Option Call, Expires 10/17/15, Strike Price $161.00	(36)	(23)
November 2015, U.S. Bond Future Option Put, Expires 10/17/15, Strike Price $148.00	(47)	(3)
November 2015, U.S. Bond Future Option Put, Expires 10/17/15, Strike Price $149.00	(24)	(2)

Total Written Options (Premiums Received $412) ($ Thousands)		(539)

WRITTEN SWAPTION*†† — 0.0%
January 2019, 5 Year/30 Year Put, Expires: 01/14/2019, Strike Rate: 5.000%	(13,905)	(50)

Total Written Swaption (Premiums Received $360) ($ Thousands)		$(50)

122	SEI Institutional Managed Trust / Annual Report / September 30, 2015

A list of the open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro $	(137)	Dec-2016	$(169)
Euribor Ice	(1,213)	Mar-2016	(544)
Euro	(18)	Dec-2015	5
Euro-Bobl	19	Dec-2015	18
Euro-BTP	3	Dec-2015	11
Euro-Bund 10-Year Bond	(137)	Dec-2015	(431)
U.S. 10-Year Treasury Note	547	Dec-2015	637
U.S. 2-Year Treasury Note	(434)	Dec-2015	(90)
U.S. 5-Year Treasury Note	699	Jan-2016	514
U.S. Long Treasury Bond	(349)	Dec-2015	(134)
U.S. Ultra Long Treasury Bond	370	Dec-2015	333

			$150

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/16/15	CNY	58,140	USD	9,004	$(126)
10/16/15	GBP	1,990	USD	3,088	74
10/16/15	INR	391,800	USD	5,933	(28)
10/16/15	USD	3,011	GBP	1,990	3
10/16/15	USD	6,098	INR	391,800	(137)
10/16/15-11/13/15	EUR	30,893	USD	33,871	(625)

					$(839)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Bank of America	$(3,268)	$3,219	$(49)
Barclays PLC	(7,850)	7,750	(100)
Citigroup	(47,715)	47,092	(624)
Morgan Stanley	(958)	942	(16)
UBS	(1,917)	1,867	(50)

			$(839)

A list of open OTC swap agreements held by the Fund at September 30, 2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	08CAD7AD0	SELL	1.00%	03/20/24	$(1,490)	$27
Goldman Sachs	Metlife Inc.	SELL	1.00%	06/20/21	(750)	(11)
Goldman Sachs	Metlife Inc.	SELL	1.00%	06/20/21	(840)	(12)

						$4

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Barclays Bank PLC	2.42%	3 Month USD-LIBOR	11/15/27	$1,620	$(178)
Barclays Bank PLC	2.48%	3 Month USD-LIBOR	11/15/27	1,620	(163)
Citigroup	2.71%	3 Month USD-LIBOR	08/15/42	3,245	(147)

					$(488)

A list of open centrally cleared swap agreements held by the Fund at September 30,  2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($Thousands)
UBSWarburg	CDX.NA.HY.24 06/20	SELL	5.00	06/20/20	$(10)	$—

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Barclays Bank PLC	3.676%	REC3-Month USD LIBOR	11/15/43	$2,275	$(550)
UBSWarmburg	2.720%	REC3-Month USD LIBOR	02/15/41	6,996	(234)
UBSWarmburg	1.897%	REC3-Month USD LIBOR	08/31/22	22,800	(210)

					$(994)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	123

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2015

For the year ended September 30, 2015, the total amount of all open OTC and centrally cleared swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,104,070 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (See Note 6).

††	For the year ended September 30, 2015, the total amount of open purchased swaptions, written options and written swaptions, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.
(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	This security or a partial position of this security is on loan at September 30, 2015 (see Note 10). The total market value of securities on loan at September 30, 2015 was $3,398 ($ Thousands).

(E)	Security in default on interest payments

(F)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2015. The coupon on a step bond changes on a specified date.

G)	Unsettled bank loan. Interest rate not available.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2015 was $3,456

(I)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

BRL — Brazilian Real

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd — Limited

MTN — Medium Term Note

NCUA — National Credit Union Administration

OTC — Over the Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — United States Dollar

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$679,769	$—	$679,769
Corporate Obligations	—	598,677	—	598,677
Asset-Backed Securities	—	200,986	—	200,986
U.S. Government Agency Obligations	—	63,173	—	63,173
Sovereign Debt	—	57,807	—	57,807
Loan Participations	—	14,676	—	14,676
Collateralized Debt Obligations	—	11,113	—	11,113
Municipal Bonds	—	9,853	—	9,853
Preferred Stock	636	—	—	636
U.S. Treasury Obligations	—	521,111	—	521,111
Cash Equivalent	85,704	—	—	85,704
Affiliated Partnership	—	3,456	—	3,456

Total Investments in Securities	$86,340	$2,160,621	$—	$2,246,961

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$67	$—	$—	$67
Purchased Swaption	—	42	—	42
Written Options	(539)	—	—	(539)
Written Swaption	—	(50)	—	(50)
Futures Contracts*
Unrealized Appreciation	1,518	—	—	1,518
Unrealized Depreciation	(1,368)	—	—	(1,368)
Forwards*
Unrealized Appreciation	—	77	—	77
Unrealized Depreciation	—	(916)	—	(916)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	—	27	—	27
Unrealized Depreciation	—	(23)	—	(23)
Interest Rate Swaps*
Unrealized Appreciation	—	—	—	—
Unrealized Depreciation	—	(488)	—	(488)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	—	—	—	—
Unrealized Depreciation	—	—	—	—
Interest Rate Swaps*
Unrealized Appreciation	—	—	—	—
Unrealized Depreciation	—	(994)	—	(994)

Total Other Financial Instruments	$(322)	$(2,325)	$—	$(2,647)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

124	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 31.1%

Agency Mortgage-Backed Obligations — 25.7%
FHLMC
11.000%, 02/17/2021	$22	$24
10.000%, 03/17/2026 to 10/01/2030	376	412
7.500%, 01/01/2032 to 09/01/2038	524	626
6.500%, 10/01/2031 to 09/01/2038	799	925
6.000%, 02/01/2018 to 09/01/2038	854	949
5.500%, 06/01/2020 to 03/01/2040	2,722	2,956
5.000%, 03/01/2034 to 07/01/2044	3,468	3,861
4.500%, 08/01/2020 to 03/01/2044	6,336	6,922
4.000%, 10/01/2029 to 10/01/2045	7,104	7,664
3.500%, 12/01/2028 to 08/01/2045	12,887	13,543
3.000%, 08/01/2030 to 08/01/2045	2,292	2,335
2.830%, 10/01/2045 (A)	298	306
2.500%, 09/01/2030	995	1,016
1.620%, 11/21/2019	130	130
FHLMC ARM (A)
6.486%, 10/01/2037	144	148
3.426%, 07/01/2036	60	62
3.114%, 03/01/2036	502	530
3.002%, 09/01/2045	123	128
2.893%, 08/01/2044	269	280
2.820%, 05/01/2037	444	475
2.755%, 09/01/2045	171	176
2.744%, 05/01/2045	223	229
2.743%, 08/01/2045	209	215

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.727%, 03/01/2037	$207	$223
2.695%, 04/01/2037	91	96
2.693%, 08/01/2045	309	318
2.650%, 10/01/2045	293	300
2.643%, 05/01/2037	294	314
2.628%, 11/01/2036	31	33
2.622%, 12/01/2042	342	350
2.606%, 07/01/2045	327	336
2.590%, 02/01/2036	206	220
2.551%, 10/01/2037	45	48
2.504%, 05/01/2038	152	162
2.491%, 04/01/2037	8	8
2.448%, 11/01/2036	43	46
2.375%, 01/01/2035	64	68
2.371%, 06/01/2037	81	87
2.276%, 02/01/2037	52	56
1.946%, 04/01/2037	45	47
1.942%, 05/01/2037	258	271
FHLMC CMO, Ser 1591, Cl PV
6.250%, 10/15/2023	448	499
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	193	217
FHLMC CMO, Ser 2005-2945, Cl SA
11.922%, 03/15/2020 (A)	20	22
FHLMC CMO, Ser 2005-2967, Cl EA, PO
0.000%, 04/15/2020 (B)	60	60
FHLMC CMO, Ser 2005-3077, Cl TO, PO
0.000%, 04/15/2035 (B)	88	86
FHLMC CMO, Ser 2006-3117, Cl OG, PO
0.000%, 02/15/2036 (B)	88	82
FHLMC CMO, Ser 2006-3153, Cl EO, PO
0.000%, 05/15/2036 (B)	60	55
FHLMC CMO, Ser 2006-3200, PO
0.000%, 08/15/2036 (B)	79	73
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	182	207
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037	15	14
FHLMC CMO, Ser 2007-3318, Cl DB
6.000%, 05/15/2027	200	224
FHLMC CMO, Ser 2007-3385, Cl SN, IO
5.794%, 11/15/2037 (A)	51	7
FHLMC CMO, Ser 2008-3451, Cl SA, IO
5.844%, 05/15/2038 (A)	50	8

SEI Institutional Managed Trust / Annual Report / September 30, 2015	125

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2008-3461, Cl LZ
6.000%, 06/15/2038	$54	$62
FHLMC CMO, Ser 2009-3510, Cl OD, PO
0.000%, 02/15/2037	93	88
FHLMC CMO, Ser 2009-3604
0.000%, 05/15/2036	144	134
FHLMC CMO, Ser 2009-3607, Cl TO, PO
0.000%, 10/15/2039	104	97
FHLMC CMO, Ser 2010-3621, Cl BO, PO
0.000%, 01/15/2040	49	46
FHLMC CMO, Ser 2010-3704, Cl CT
7.000%, 12/15/2036	370	438
FHLMC CMO, Ser 2010-3714, Cl IP, IO
5.000%, 08/15/2040	189	30
FHLMC CMO, Ser 2010-3739, Cl LI, IO
4.000%, 03/15/2034	170	6
FHLMC CMO, Ser 2010-3747, Cl HI, IO
4.500%, 07/15/2037	258	12
FHLMC CMO, Ser 2010-3756, Cl IP, IO
4.000%, 08/15/2035	10	—
FHLMC CMO, Ser 2010-3759, Cl HI, IO
4.000%, 08/15/2037	267	13
FHLMC CMO, Ser 2010-3760, Cl GI, IO
4.000%, 10/15/2037	126	7
FHLMC CMO, Ser 2011-3793, Cl AB
3.500%, 01/15/2026	500	539
FHLMC CMO, Ser 2011-3800, Cl AI, IO
4.000%, 11/15/2029	235	18
FHLMC CMO, Ser 2011-3804, Cl FN
0.657%, 03/15/2039 (A)	275	276
FHLMC CMO, Ser 2011-3819, Cl ZQ
6.000%, 04/15/2036	537	614
FHLMC CMO, Ser 2011-3852, Cl QN
5.500%, 05/15/2041 (A)	117	129
FHLMC CMO, Ser 2011-3925, Cl FL
0.657%, 01/15/2041 (A)	602	607

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.744%, 10/15/2041 (A)	$769	$139
FHLMC CMO, Ser 2011-3957, Cl B
4.000%, 11/15/2041	566	600
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	918	933
FHLMC CMO, Ser 2012-283, IO
3.500%, 10/15/2027	1,285	155
FHLMC CMO, Ser 2012-4139, Cl SB, IO
5.944%, 12/15/2042 (A)	151	33
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	1,356	151
FHLMC CMO, Ser 2013-299, Cl 300
3.000%, 01/15/2043	831	855
FHLMC CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043	1,221	1,243
FHLMC CMO, Ser 2013-310
0.000%, 09/15/2043	540	433
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	615	98
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.043%, 09/15/2042 (A)	528	94
FHLMC CMO, Ser 2013-4206, Cl CZ
3.000%, 05/15/2043	107	102
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	210	192
FHLMC CMO, Ser 2013-4219, Cl JA
3.500%, 08/15/2039	823	864
FHLMC CMO, Ser 2013-4226, Cl GZ
3.000%, 07/15/2043	107	98
FHLMC CMO, Ser 2013-4227, Cl AB
3.500%, 10/15/2037	539	569
FHLMC CMO, Ser 2013-4239, IO
3.500%, 06/15/2027	940	102
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.962%, 02/15/2038 (A)	240	18
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.794%, 05/15/2044 (A)	183	40

126	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2014-4415, IO
1.868%, 04/15/2041 (A)	$175	$13
FHLMC CMO, Ser 2015-342, Cl 300
3.000%, 02/15/2045	1,835	1,876
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	548	586
FHLMC CMO, Ser 2015-4483, Cl PA
2.500%, 06/15/2045	1,654	1,693
FHLMC CMO, Ser 2033, Cl HC
6.500%, 02/15/2028	77	86
FHLMC CMO, Ser 2075, Cl D
6.500%, 08/15/2028	155	178
FHLMC CMO, Ser 239, Cl S30, IO
7.494%, 08/15/2036 (A)	136	29
FHLMC CMO, Ser 2434, Cl ZA
6.500%, 04/15/2032	164	188
FHLMC CMO, Ser 2458, Cl ZM
6.500%, 06/15/2032	131	150
FHLMC CMO, Ser 2631, Cl SA
14.471%, 06/15/2033 (A)	54	73
FHLMC CMO, Ser 2725, Cl SC
8.780%, 11/15/2033 (A)	33	38
FHLMC CMO, Ser 2950, Cl JO, PO
0.000%, 03/15/2020 (B)	21	21
FHLMC CMO, Ser 3001, Cl HP
21.174%, 05/15/2035 (A)	63	92
FHLMC CMO, Ser 3006, Cl QS
19.600%, 07/15/2035 (A)	123	181
FHLMC CMO, Ser 3012, Cl GK
23.821%, 06/15/2035 (A)	100	164
FHLMC CMO, Ser 3217, Cl CX, IO
6.384%, 09/15/2036 (A)	202	33
FHLMC CMO, Ser 3225, Cl EO, PO
0.000%, 10/15/2036	110	100
FHLMC CMO, Ser 3262, Cl SG, IO
6.194%, 01/15/2037 (A)	110	17
FHLMC CMO, Ser 3373, Cl TO, PO
0.000%, 04/15/2037	29	27
FHLMC CMO, Ser 3383, Cl SA, IO
6.244%, 11/15/2037 (A)	195	31
FHLMC CMO, Ser 3422, Cl SE
16.934%, 02/15/2038 (A)	18	24
FHLMC CMO, Ser 3607, Cl BO, PO
0.000%, 04/15/2036	30	28
FHLMC CMO, Ser 3611
0.000%, 07/15/2034	42	39
FHLMC CMO, Ser 3632, Cl BS
16.812%, 02/15/2040 (A)	100	145

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 3688, Cl NI, IO
5.000%, 04/15/2032	$280	$18
FHLMC CMO, Ser T-42, Cl A5
7.500%, 02/25/2042	584	697
FHLMC CMO, Ser T-51, Cl 1A
6.500%, 09/25/2043 (A)	146	176
FHLMC CMO, Ser T-54, Cl 2A
6.500%, 02/25/2043	96	114
FHLMC CMO, Ser T-54, Cl 3A
7.000%, 02/25/2043	312	370
FHLMC CMO, Ser T-57, Cl 1A2
7.000%, 07/25/2043	340	415
FHLMC CMO, Ser T-58, Cl 4A
7.500%, 09/25/2043	454	545
FHLMC CMO, Ser T-60, Cl 1A2
7.000%, 03/25/2044	155	190
FHLMC CMO, Ser T-76, Cl 2A
3.061%, 10/25/2037 (A)	215	220
FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	160	163
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	485	509
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	350	350
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2014-K038, Cl A2
3.389%, 03/25/2024	286	304
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2014-KF05, Cl A
0.549%, 09/25/2021 (A)	1,290	1,291
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2014-KSMC, Cl A2
2.615%, 01/25/2023	500	509
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSCT, Cl A2
4.285%, 01/25/2020	295	328
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.394%, 02/25/2024 (A) (C)	250	250
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.849%, 04/25/2024 (A) (C)	1,490	1,469

SEI Institutional Managed Trust / Annual Report / September 30, 2015	127

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
2.594%, 08/25/2024 (A) (C)	$290	$292
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
1.844%, 08/25/2024 (A) (C)	243	243
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M1
1.444%, 01/25/2025 (A) (C)	176	176
FHLMC TBA
3.500%, 10/15/2041	3,300	3,434
FHLMC-GNMA CMO, Ser 1993-21, Cl L
6.250%, 10/25/2023	186	205
FNMA
7.500%, 10/01/2037 to 04/01/2039	344	417
7.000%, 04/01/2032 to 01/01/2039	238	283
6.500%, 05/01/2027 to 10/01/2038	907	1,050
6.000%, 10/01/2019 to 10/01/2040	2,391	2,689
5.500%, 02/01/2021 to 03/01/2040	211	236
5.000%, 01/01/2020 to 07/01/2044	4,843	5,398
4.640%, 01/01/2021	473	530
4.540%, 01/01/2020	461	509
4.514%, 12/01/2019	445	493
4.500%, 01/01/2020 to 03/01/2045	10,449	11,442
4.410%, 05/01/2021	368	410
4.390%, 05/01/2021	244	272
4.380%, 01/01/2021 to 04/01/2021	1,424	1,583
4.369%, 02/01/2020	464	511
4.360%, 05/01/2021	982	1,094
4.301%, 07/01/2021	758	836
4.300%, 04/01/2021	242	268
4.298%, 01/01/2021	262	290
4.271%, 06/01/2021	353	388
4.250%, 04/01/2021 to 04/01/2021	750	832
4.240%, 06/01/2021	970	1,075
4.230%, 03/01/2020	382	417
4.130%, 08/01/2021	941	1,039
4.066%, 07/01/2020	381	417
4.060%, 07/01/2021	1,000	1,102
4.000%, 03/01/2025 to 10/01/2045	13,452	14,456

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.840%, 08/01/2021	$919	$1,000
3.765%, 12/01/2025	350	380
3.670%, 07/01/2023	1,000	1,084
3.619%, 12/01/2020	1,087	1,171
3.590%, 12/01/2020	461	497
3.500%, 12/01/2029 to 10/01/2045	26,709	28,036
3.430%, 10/01/2020	927	993
3.340%, 07/01/2030	600	624
3.290%, 10/01/2020 to 08/01/2026	1,339	1,401
3.235%, 10/01/2026	493	511
3.230%, 11/01/2020	333	355
3.080%, 04/01/2030	500	507
3.040%, 04/01/2030	500	504
3.000%, 08/01/2033 to 04/01/2043	3,304	3,394
2.920%, 02/01/2030	1,000	998
2.810%, 06/01/2023 to 10/01/2045	1,518	1,563
2.790%, 10/01/2045	297	304
2.770%, 05/01/2022	1,000	1,037
2.760%, 10/01/2045	369	378
2.750%, 11/01/2045	300	307
2.746%, 08/01/2022	1,026	1,061
2.703%, 04/01/2023	481	493
2.680%, 07/01/2022	1,925	1,996
2.510%, 06/01/2023	479	485
2.500%, 07/01/2030 to 10/01/2042	1,004	1,012
2.480%, 06/01/2019	974	1,006
2.460%, 04/01/2023	895	915
2.420%, 06/01/2023	480	483
FNMA ACES, Ser 2014-M12, Cl FA
0.499%, 10/25/2021 (A)	656	656
FNMA ACES, Ser 2014-M8, Cl FA
0.450%, 05/25/2018 (A)	755	754
FNMA ARM (A)
6.195%, 08/01/2036	28	30
4.377%, 04/01/2040	214	229
3.192%, 10/01/2043	243	254
3.030%, 03/01/2036	152	163
2.947%, 09/01/2045	122	126
2.832%, 05/01/2043	133	138
2.790%, 10/01/2045	356	365
2.770%, 07/01/2045 to 09/01/2045	729	752
2.760%, 09/01/2045	472	486
2.748%, 09/01/2037	4	4
2.747%, 02/01/2045	337	349
2.731%, 01/01/2045	386	399
2.723%, 01/01/2045	371	384

128	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.699%, 10/01/2045	$234	$241
2.677%, 10/01/2045	191	196
2.669%, 11/01/2036	108	114
2.620%, 07/01/2045	99	101
2.599%, 09/01/2045	243	249
2.562%, 03/01/2045	103	106
2.561%, 07/01/2037	246	263
2.560%, 08/01/2045	342	351
2.553%, 12/01/2036	435	463
2.510%, 09/01/2045	117	119
2.455%, 07/01/2045	312	318
2.446%, 11/01/2036	109	116
2.445%, 09/01/2036	50	53
2.415%, 07/01/2037	104	111
2.410%, 12/01/2036	103	110
2.382%, 04/01/2036	85	90
2.363%, 04/01/2037	80	85
2.333%, 11/01/2037	219	234
2.182%, 11/01/2037	122	129
2.135%, 09/01/2037	59	63
1.709%, 07/01/2037	286	300
0.652%, 11/01/2023	966	973
0.542%, 01/01/2023	472	472
0.532%, 01/01/2023	500	499
FNMA CMO, Ser 1998-300, Cl 1
0.000%, 09/01/2024	65	64
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	75	84
FNMA CMO, Ser 2000-18, Cl EC, PO
0.000%, 10/25/2023	51	48
FNMA CMO, Ser 2001-79, Cl BA
7.000%, 03/25/2045	128	147
FNMA CMO, Ser 2003-131, Cl SK
15.812%, 01/25/2034 (A)	63	82
FNMA CMO, Ser 2003-23, Cl EQ
5.500%, 04/25/2023	731	795
FNMA CMO, Ser 2003-35, Cl EA, PO
0.000%, 05/25/2033	30	28
FNMA CMO, Ser 2004-46, Cl EP, PO
0.000%, 03/25/2034	67	63
FNMA CMO, Ser 2004-61, Cl BO, PO
0.000%, 10/25/2032	4	4
FNMA CMO, Ser 2004-89, Cl SM
17.342%, 09/25/2024 (A)	235	323
FNMA CMO, Ser 2005-106, Cl US
23.856%, 11/25/2035 (A)	341	538
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	403	441
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	427	473

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	$273	$56
FNMA CMO, Ser 2005-72, Cl SB
16.390%, 08/25/2035 (A)	53	74
FNMA CMO, Ser 2005-90, Cl ES
16.390%, 10/25/2035 (A)	80	107
FNMA CMO, Ser 2006-117, Cl GS, IO
6.456%, 12/25/2036 (A)	58	10
FNMA CMO, Ser 2006-118, Cl A2
0.268%, 12/25/2036 (A)	112	112
FNMA CMO, Ser 2006-15, Cl OP, PO
0.000%, 03/25/2036	61	57
FNMA CMO, Ser 2006-27, Cl OH, PO
0.000%, 04/25/2036	52	49
FNMA CMO, Ser 2006-59, Cl QO, PO
0.000%, 01/25/2033	18	18
FNMA CMO, Ser 2006-60, Cl DO, PO
0.000%, 04/25/2035	43	42
FNMA CMO, Ser 2006-63, Cl ZH
6.500%, 07/25/2036	284	336
FNMA CMO, Ser 2006-78, Cl BZ
6.500%, 08/25/2036	43	49
FNMA CMO, Ser 2007-100, Cl SM, IO
6.256%, 10/25/2037 (A)	146	22
FNMA CMO, Ser 2007-101, Cl A2
0.444%, 06/27/2036 (A)	72	72
FNMA CMO, Ser 2007-108, Cl AN
8.197%, 11/25/2037 (A)	91	112
FNMA CMO, Ser 2007-112, Cl SA, IO
6.256%, 12/25/2037 (A)	189	30
FNMA CMO, Ser 2007-114, Cl A6
0.394%, 10/27/2037 (A)	283	281
FNMA CMO, Ser 2007-116, Cl HI, IO
1.477%, 01/25/2038 (A)	184	13
FNMA CMO, Ser 2007-29, Cl SG
22.020%, 04/25/2037 (A)	25	37
FNMA CMO, Ser 2007-65, Cl KI, IO
6.426%, 07/25/2037 (A)	95	17
FNMA CMO, Ser 2007-72, Cl EK, IO
6.206%, 07/25/2037 (A)	133	21
FNMA CMO, Ser 2007-77, Cl PD
6.000%, 10/25/2036	424	438
FNMA CMO, Ser 2007-85, Cl SG
15.765%, 09/25/2037 (A)	30	42

SEI Institutional Managed Trust / Annual Report / September 30, 2015	129

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2008-35, Cl IM, IO
0.642%, 10/25/2016 (A)	$163	$1
FNMA CMO, Ser 2008-4, Cl SD, IO
5.806%, 02/25/2038 (A)	379	55
FNMA CMO, Ser 2009-103, Cl MB
2.401%, 12/25/2039 (A)	183	195
FNMA CMO, Ser 2009-52, Cl PI, IO
5.000%, 07/25/2039	129	20
FNMA CMO, Ser 2009-70, Cl CO, PO
0.000%, 01/25/2037	120	113
FNMA CMO, Ser 2009-84, Cl WS, IO
5.706%, 10/25/2039 (A)	62	9
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037	931	877
FNMA CMO, Ser 2009-86, Cl IP, IO
5.500%, 10/25/2039	49	8
FNMA CMO, Ser 2009-86, Cl OT, PO
0.000%, 10/25/2037	113	103
FNMA CMO, Ser 2009-99, Cl SC, IO
5.986%, 12/25/2039 (A)	83	11
FNMA CMO, Ser 2009-99, Cl WA
6.302%, 12/25/2039 (A)	224	253
FNMA CMO, Ser 2010-1, Cl WA
6.197%, 02/25/2040 (A)	86	97
FNMA CMO, Ser 2010-16, Cl WA
6.442%, 03/25/2040 (A)	106	119
FNMA CMO, Ser 2010-23, Cl KS, IO
6.906%, 02/25/2040 (A)	148	19
FNMA CMO, Ser 2010-35, Cl SB, IO
6.226%, 04/25/2040 (A)	105	21
FNMA CMO, Ser 2010-39, Cl OT, PO
0.000%, 10/25/2035	51	47
FNMA CMO, Ser 2010-68, Cl SA, IO
4.806%, 07/25/2040 (A)	675	80
FNMA CMO, Ser 2011-118, Cl MT
7.000%, 11/25/2041	454	540
FNMA CMO, Ser 2011-87, Cl SG, IO
6.356%, 04/25/2040 (A)	548	101

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	$890	$93
FNMA CMO, Ser 2012-108, Cl F
0.694%, 10/25/2042 (A)	393	397
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042	1,511	1,538
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	970	126
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	177	182
FNMA CMO, Ser 2012-14, Cl FG
0.594%, 07/25/2040 (A)	610	613
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	208	211
FNMA CMO, Ser 2012-M15, Cl A
2.744%, 10/25/2022 (A)	905	938
FNMA CMO, Ser 2013-101, Cl DO, PO
0.000%, 10/25/2043	354	285
FNMA CMO, Ser 2013-126, Cl CS, IO
5.956%, 09/25/2041 (A)	860	136
FNMA CMO, Ser 2013-128, PO
0.000%, 12/25/2043	350	293
FNMA CMO, Ser 2013-4, Cl AJ
3.500%, 02/25/2043	824	873
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	961	111
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	258	28
FNMA CMO, Ser 2014-47, Cl AI, IO
1.860%, 08/25/2044 (A)	1,399	88
FNMA CMO, Ser 2015-56, Cl AS, IO
5.956%, 08/25/2045 (A)	99	25
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.394%, 07/25/2024 (A) (C)	179	178
FNMA Grantor Trust CMO, Ser 2001-T10, Cl A1
7.000%, 12/25/2041	387	461
FNMA Grantor Trust CMO, Ser 2002-T1, Cl A1
6.500%, 11/25/2031	264	306
FNMA Grantor Trust CMO, Ser 2002-T19, Cl A2
7.000%, 07/25/2042	288	330

130	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Grantor Trust CMO, Ser 2004-T3, Cl 1A3
7.000%, 02/25/2044	$250	$289
FNMA Multifamily Megas, Ser 141, Cl 1
3.064%, 05/01/2027 (A)	733	736
FNMA TBA
4.500%, 10/15/2042 to 10/25/2045	5,840	6,331
4.000%, 10/14/2039 to 11/25/2045	16,100	17,170
3.500%, 10/16/2027 to 11/25/2045	19,350	20,182
3.000%, 10/15/2027 to 10/25/2045	6,275	6,460
2.500%, 10/15/2027	400	408
FNMA Whole Loan CMO, Ser 2002-W6, Cl 2SI, IO
7.906%, 06/25/2042 (A)	336	71
FNMA Whole Loan CMO, Ser 2003-W1, Cl 2A
6.442%, 12/25/2042 (A)	195	229
FNMA Whole Loan CMO, Ser 2003-W12, Cl 1A8
4.550%, 06/25/2043	157	171
FNMA Whole Loan CMO, Ser 2003-W8, Cl 2A
7.000%, 10/25/2042	166	194
FNMA Whole Loan CMO, Ser 2004-W1, Cl 2A2
7.000%, 12/25/2033	319	377
FNMA Whole Loan CMO, Ser 2004-W2, Cl 2A2
7.000%, 02/25/2044	307	360
FNMA Whole Loan CMO, Ser 2005-W3, Cl 2AF
0.414%, 03/25/2045 (A)	334	334
FNMA Whole Loan CMO, Ser 2006-W1, Cl 1A3
7.500%, 12/25/2045	184	216
FNMA Whole Loan CMO, Ser 2006-W2, Cl 1AF1
0.414%, 02/25/2036 (A)	141	141
FNMA Whole Loan CMO, Ser 2007-W1, Cl 1AF1
0.454%, 11/25/2046 (A)	189	189
FNMA, Ser 2014-M5, Cl FA
0.519%, 01/25/2017 (A)	60	60
FNMA, Ser 2014-M8, Cl X2, IO
0.542%, 06/25/2024 (A)	8,877	260
FNMA, Ser 2015-M10, Cl A2
3.092%, 04/25/2027 (A)	544	559

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FREMF Mortgage Trust, Ser 2014-K36, Cl C
4.503%, 12/25/2046 (A) (C)	$120	$124
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.079%, 10/25/2047 (A) (C)	10	10
FREMF Mortgage Trust, Ser 2014-K714, Cl C
3.987%, 01/25/2047 (A) (C)	60	62
FREMF Mortgage Trust, Ser 2015-K44, Cl C
3.811%, 01/25/2048 (A) (C)	180	165
GNMA
7.500%, 10/15/2037	83	99
7.000%, 09/15/2031	55	67
6.500%, 12/15/2035	516	605
6.000%, 09/20/2038	135	151
4.500%, 07/01/2045 to 09/20/2045	1,759	1,922
4.000%, 07/01/2045 to 09/20/2045	7,518	8,030
3.500%, 05/20/2045 to 07/20/2045	2,004	2,102
3.000%, 04/15/2045 to 08/20/2045	4,120	4,211
2.500%, 05/20/2045 to 10/20/2045 (A)	1,615	1,653
1.750%, 02/20/2034 (A)	384	398
GNMA ARM
2.500%, 08/20/2045 (A)	238	244
GNMA CMO, Ser 2001-61, Cl Z
6.500%, 12/20/2031	437	513
GNMA CMO, Ser 2003-97, Cl SA, IO
6.341%, 11/16/2033 (A)	296	55
GNMA CMO, Ser 2004-11, Cl SX
16.874%, 02/20/2034 (A)	37	57
GNMA CMO, Ser 2004-28, Cl SV
8.784%, 04/20/2034 (A)	79	84
GNMA CMO, Ser 2004-71, Cl ST
7.000%, 09/20/2034 (A)	64	76
GNMA CMO, Ser 2004-85, PO
0.000%, 01/17/2033 (B)	4	4
GNMA CMO, Ser 2004-87, Cl SB
7.434%, 03/17/2033 (A)	75	83
GNMA CMO, Ser 2005-28, Cl YO, PO
0.000%, 02/17/2033	143	140
GNMA CMO, Ser 2005-92, Cl PB
6.000%, 12/20/2035	400	463
GNMA CMO, Ser 2006-34, PO
0.000%, 07/20/2036	27	24

SEI Institutional Managed Trust / Annual Report / September 30, 2015	131

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2007-27, Cl SD, IO
5.984%, 05/20/2037 (A)	$168	$30
GNMA CMO, Ser 2007-72, Cl US, IO
6.334%, 11/20/2037 (A)	91	17
GNMA CMO, Ser 2007-78, Cl SA, IO
6.321%, 12/16/2037 (A)	1,134	196

GNMA CMO, Ser 2007-9, Cl CI, IO
5.984%, 03/20/2037 (A)	233	39
GNMA CMO, Ser 2008-1, PO
0.000%, 01/20/2038 (B)	48	44
GNMA CMO, Ser 2008-10, Cl S, IO
5.614%, 02/20/2038 (A)	203	32
GNMA CMO, Ser 2008-29, PO
0.000%, 02/17/2033 (B)	32	32
GNMA CMO, Ser 2008-33, Cl XS, IO
7.491%, 04/16/2038 (A)	100	25
GNMA CMO, Ser 2008-55, Cl SA, IO
5.984%, 06/20/2038 (A)	206	33
GNMA CMO, Ser 2009-106, Cl AS, IO
6.191%, 11/16/2039 (A)	267	47
GNMA CMO, Ser 2009-14, Cl KI, IO
6.500%, 03/20/2039	123	28
GNMA CMO, Ser 2009-24, Cl DS, IO
6.084%, 03/20/2039 (A)	183	15
GNMA CMO, Ser 2009-25, Cl SE, IO
7.384%, 09/20/2038 (A)	147	31
GNMA CMO, Ser 2009-43, Cl SA, IO
5.734%, 06/20/2039 (A)	153	21
GNMA CMO, Ser 2009-6, Cl SH, IO
5.824%, 02/20/2039 (A)	132	20
GNMA CMO, Ser 2009-65, Cl IQ, IO
6.000%, 12/20/2038	62	8
GNMA CMO, Ser 2009-65, Cl TS, IO
6.184%, 12/20/2038 (A)	250	30
GNMA CMO, Ser 2009-66, Cl XS, IO
6.591%, 07/16/2039 (A)	1,556	250
GNMA CMO, Ser 2009-67, Cl SA, IO
5.841%, 08/16/2039 (A)	95	17

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2009-75, Cl MN
5.500%, 09/20/2039	$500	$592
GNMA CMO, Ser 2009-79, Cl OK, PO
0.000%, 11/16/2037 (B)	194	169
GNMA CMO, Ser 2010-14, Cl CO, PO
0.000%, 08/20/2035 (B)	97	89
GNMA CMO, Ser 2010-157, Cl OP, PO
0.000%, 12/20/2040 (B)	309	278

GNMA CMO, Ser 2010-4, Cl NS, IO
6.181%, 01/16/2040 (A)	2,430	408
GNMA CMO, Ser 2010-47, Cl PX, IO
6.484%, 06/20/2037 (A)	337	62
GNMA CMO, Ser 2010-H11, Cl FA
1.198%, 06/20/2060 (A)	608	622
GNMA CMO, Ser 2011-142, IO
0.922%, 09/16/2046 (A)	6,142	268
GNMA CMO, Ser 2011-H08, Cl FD
0.692%, 02/20/2061 (A)	448	448
GNMA CMO, Ser 2012-112, IO
0.533%, 02/16/2053 (A)	1,402	64
GNMA CMO, Ser 2012-34, Cl SA, IO
5.834%, 03/20/2042 (A)	206	37
GNMA CMO, Ser 2012-H25, Cl FA
0.892%, 12/20/2061 (A)	869	877
GNMA CMO, Ser 2013-178, IO
0.927%, 06/16/2055 (A)	1,041	61
GNMA CMO, Ser 2013-63, IO
0.758%, 09/16/2051 (A)	5,193	317
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	842	148
GNMA CMO, Ser 2013-H04, Cl BA
1.650%, 02/20/2063	489	492
GNMA CMO, Ser 2013-H21, Cl FB
0.892%, 09/20/2063 (A)	916	922
GNMA CMO, Ser 2014-117, Cl SJ, IO
5.384%, 08/20/2044 (A)	345	56
GNMA CMO, Ser 2014-5, Cl SP, IO
5.941%, 06/16/2043 (A)	1,054	142
GNMA CMO, Ser 2014-H10, Cl TA
0.792%, 04/20/2064 (A)	871	874
GNMA CMO, Ser 2015-H10, Cl FC
0.672%, 04/20/2065 (A)	500	500

132	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2015-H18, Cl FA
0.642%, 06/20/2065 (A)	$394	$392
GNMA CMO, Ser 2015-H20, Cl FA
0.662%, 08/20/2065 (A)	389	388
GNMA TBA
4.000%, 10/01/2039 to 10/01/2045	3,130	3,335
3.500%, 10/15/2041 to 10/20/2045	11,895	12,446
3.000%, 10/01/2042	3,300	3,367

GNMA, Ser 2012-27, IO
1.224%, 04/16/2053 (A)	1,945	115
GNMA, Ser 2012-43, Cl SN, IO
6.391%, 04/16/2042 (A)	124	27
GNMA, Ser 2012-44, Cl A
2.170%, 04/16/2041	175	178
GNMA, Ser 2013-145, IO
1.073%, 09/16/2044 (A)	1,558	103
GNMA, Ser 2013-96, IO
0.552%, 10/16/2054 (A)	2,196	90
GNMA, Ser 2014-47, Cl IA, IO
1.214%, 02/16/2048 (A)	707	48
GNMA, Ser 2014-50, IO
1.020%, 09/16/2055 (A)	1,414	92
GNMA, Ser 2014-92, Cl IX, IO
0.824%, 05/16/2054 (A)	9,300	501
GNMA, Ser 2015-5, Cl IK, IO
0.812%, 11/16/2054 (A)	7,789	494
GNMA, Ser 2015-73, IO
0.895%, 11/16/2055 (A)	2,676	199
GNMA, Ser 2015-85, Cl AB
2.800%, 02/16/2047 (A)	488	501
NCUA Guaranteed Notes, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	274	276
NCUA Guaranteed Notes, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	268	269

		309,948

Non-Agency Mortgage-Backed Obligations — 5.4%
A10 Securitization, Ser 2015-1, Cl A1
2.100%, 04/15/2034 (C)	250	250
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (C)	189	191
Ajax Mortgage Loan Trust, Ser 2015-B, Cl A
3.875%, 07/25/2060 (C)	103	102
American General Mortgage Loan Trust, Ser 2010-1A, Cl A3
5.650%, 03/25/2058 (A) (C)	139	140

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
2.480%, 02/25/2045 (A) (C)	$692	$691
ASG Resecuritization Trust, Ser 2009-2, Cl G60
4.822%, 05/24/2036 (A) (C)	22	22
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.093%, 03/26/2037 (A) (C)	281	279

Banc of America Alternative Loan Trust, Ser 2003-11, Cl 1A1
6.000%, 01/25/2034 (C)	84	88
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 2A1
6.000%, 01/25/2034 (C)	189	197
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 2A4
5.000%, 09/25/2018 (C)	37	37
Banc of America Alternative Loan Trust, Ser 2004-1, Cl 5A1
5.500%, 02/25/2019 (C)	22	22
Banc of America Alternative Loan Trust, Ser 2004-8, Cl 3A1
5.500%, 09/25/2019 (C)	42	41
Banc of America Commercial Mortgage Trust, Ser 2006-1, Cl A4
5.372%, 09/10/2045 (A)	35	35
Banc of America Commercial Mortgage Trust, Ser 2007-2, Cl A4
5.784%, 04/10/2049 (A)	1,000	1,038
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
2.862%, 12/20/2034 (A) (C)	26	25
Banc of America Funding Trust, Ser 2010-R11A, Cl 1A6
5.189%, 08/26/2035 (A) (C)	51	51
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-3, Cl AM
4.727%, 07/10/2043	57	57
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-3, Cl A4
5.889%, 07/10/2044 (A)	196	199
Banc of America Mortgage Securities, Ser 2003-3, Cl 2A1
0.749%, 05/25/2018 (A) (C)	28	28
Banc of America Mortgage Securities, Ser 2003-6, Cl 2A1
0.649%, 08/25/2018 (A) (C)	7	7

SEI Institutional Managed Trust / Annual Report / September 30, 2015	133

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Mortgage Securities, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034 (C)	$26	$27
Banc of America Mortgage Securities, Ser 2004-3, Cl 3A1
5.000%, 04/25/2019 (C)	14	14
Banc of America Mortgage Securities, Ser 2004-5, Cl 4A1
4.750%, 06/25/2019 (C)	16	16
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (C)	600	612

BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	150	150
BCAP LLC Trust, Ser 2009-RR13, Cl 17A2
5.500%, 04/26/2037 (A) (C)	33	34
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (C)	151	160
BCAP LLC Trust, Ser 2010-RR12, Cl 2A5
4.500%, 01/26/2036 (A) (C)	74	74
BCAP LLC Trust, Ser 2010-RR5, Cl 2A5
5.402%, 04/26/2037 (A) (C)	119	121
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
2.673%, 04/26/2035 (A) (C)	12	12
BCAP LLC Trust, Ser 2010-RR7, Cl 2A1
2.169%, 07/26/2045 (A) (C)	151	151
BCAP LLC Trust, Ser 2010-RR7, Cl 16A1
0.868%, 02/26/2047 (A) (C)	6	6
BCAP LLC Trust, Ser 2011-RR10, Cl 2A1
1.074%, 09/26/2037 (A) (C)	248	238
BCAP LLC Trust, Ser 2011-RR4, Cl 6A3
5.000%, 08/26/2037 (A) (C)	134	135
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.349%, 05/28/2036 (A) (C)	68	67
BCAP LLC Trust, Ser 2012-RR10, Cl 3A1
0.381%, 05/26/2036 (A) (C)	210	201
BCAP LLC Trust, Ser 2012-RR2, Cl 1A1
0.357%, 08/26/2036 (A) (C)	92	90
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.049%, 05/25/2034 (A) (C)	22	22

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.320%, 08/25/2035 (A) (C)	$85	$86
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
0.899%, 01/25/2035 (A) (C)	273	267
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
0.839%, 07/25/2034 (A) (C)	175	167

Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
2.534%, 10/25/2033 (A) (C)	755	748
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.484%, 06/11/2041 (A) (C)	128	—
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A
5.603%, 03/11/2039 (A)	59	59
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ
5.337%, 07/15/2044 (A)	28	28
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AM
5.532%, 01/15/2046 (A)	120	121
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (C)	359	402
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.665%, 02/25/2037 (A) (C)	58	58
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.628%, 02/25/2037 (A) (C)	34	34
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.694%, 07/25/2037 (A) (C)	71	71
Chase Mortgage Finance, Ser 2007-A2, Cl 2A1
2.558%, 07/25/2037 (A) (C)	73	73
Citigroup Commercial Mortgage Trust, Ser 2013-GC17, Cl A4
4.131%, 11/10/2046	96	104
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (C)	554	560
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	140	145
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.501%, 09/25/2033 (A) (C)	73	72

134	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 2A11
5.500%, 05/25/2035 (C)	$62	$64
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.721%, 11/25/2038 (A) (C)	112	112
Citigroup Mortgage Loan Trust, Ser 2010-7, Cl 10A1
2.612%, 02/25/2035 (A) (C)	23	23

Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 5A6
4.000%, 11/25/2036 (C)	230	232
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 6A6
4.500%, 12/25/2036 (C)	123	125
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.086%, 01/15/2046 (A) (C)	9,146	—
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.548%, 12/11/2049 (A) (C)	9,962	40
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (C)	508	554
COMM Mortgage Trust, Ser 2012-CR1, Cl A2
2.350%, 05/15/2045	434	440
COMM Mortgage Trust, Ser 2012-CR2, Cl XA, IO
2.044%, 08/15/2045 (A)	735	67
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	94	94
COMM Mortgage Trust, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	510	522
COMM Mortgage Trust, Ser 2012-CR5, Cl A2
1.678%, 12/10/2045	980	977
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	79	83
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	117	121
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	32	35
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	70	76

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	$30	$33
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.254%, 10/10/2046 (A)	10	11
COMM Mortgage Trust, Ser 2013-CR13, Cl XA, IO
1.155%, 12/10/2023 (A)	4,030	210

COMM Mortgage Trust, Ser 2014-CR18, Cl ASB
3.452%, 07/15/2047	165	172
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.450%, 07/15/2047 (A)	2,326	165
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	400	423
COMM Mortgage Trust, Ser 2014-PAT, Cl A
0.988%, 08/13/2027 (A) (C)	100	99
COMM Mortgage Trust, Ser 2014-SAVA, Cl D
3.307%, 06/15/2034 (A) (C)	320	318
COMM Mortgage Trust, Ser 2014-TWC, Cl A
1.044%, 02/13/2032 (A) (C)	125	124
COMM Mortgage Trust, Ser 2014-UBS3, Cl A4
3.819%, 06/10/2047	224	238
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	524	549
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/2047	157	167
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	103	108
COMM Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/2048	188	197
COMM Mortgage Trust, Ser 2015-LC21, Cl A4
3.708%, 07/10/2048	98	102
COMM Mortgage Trust, Ser 2015-PC1, Cl ASB
3.608%, 07/10/2050	317	333
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl A
1.104%, 06/11/2027 (A) (C)	423	420

SEI Institutional Managed Trust / Annual Report / September 30, 2015	135

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Pass-Through Certificates, Ser 2014-SAVA, Cl A
1.348%, 06/15/2034 (A) (C)	$399	$397
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.586%, 03/10/2047 (A)	2,255	182
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047 (A)	372	390

Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	224	233
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019 (C)	26	27
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033 (C)	118	120
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033 (C)	81	85
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 8A1
6.000%, 11/25/2018 (C)	66	69
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.577%, 10/25/2033 (A) (C)	638	629
Credit Suisse Mortgage Capital Certificates, Ser 2006-C2, Cl A3
5.860%, 03/15/2039 (A)	169	170
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.500%, 12/27/2036 (A) (C)	66	67
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
2.845%, 07/28/2036 (A) (C)	63	64
Credit Suisse Mortgage Capital Certificates, Ser 2011-9R, Cl A1
2.198%, 03/27/2046 (A) (C)	23	23
Csail Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057	182	187

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Csail Commercial Mortgage Trust, Ser 2015-C2, Cl ASB
3.224%, 06/15/2057	$232	$239
CSMC, Ser 2009-2R, Cl 1A14
2.714%, 09/26/2034 (A) (C)	503	498
CSMC, Ser 2009-2R, Cl 1A16
2.714%, 09/26/2034 (A) (C)	1,000	1,011
CSMC, Ser 2010-16, Cl A3
3.825%, 06/25/2050 (A) (C)	60	60
CSMC, Ser 2010-3R, Cl 2A3
4.500%, 12/26/2036 (A) (C)	770	770
CSMC, Ser 2012-11R, Cl A6
1.198%, 06/28/2047 (A) (C)	301	291

CSMC, Ser 2014-7R, Cl 8A1
2.374%, 07/27/2037 (A) (C)	967	968
CSMC, Ser 2014-ICE, Cl A
1.007%, 04/15/2027 (A) (C)	168	167
CSMC, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (C)	1,021	995
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	174	179
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A) (C)	500	556
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2045 (A) (C)	2	2
DBRR Trust, Ser 2013-EZ3, Cl A
1.636%, 12/18/2049 (A) (C)	151	151
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (C)	269	270
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	643	716
Deutsche ALT-A Securities Alternate Loan Trust, Ser 2005-1, Cl 2A1
5.807%, 02/25/2020 (A) (C)	41	42
FDIC Trust, Ser 2013-N1, Cl A
4.500%, 10/25/2018 (C)	18	18
FNDUS Smoke
3.410%, 10/25/2025	850	851
FNDUS Vintage
3.260%, 09/25/2030	750	750
GE Business Loan Trust, Ser 2007-1A, Cl A
0.377%, 04/16/2035 (A) (C)	205	193
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	380	381
GMAC Mortgage Loan Trust, Ser 2003-AR1, Cl A4
3.090%, 10/19/2033 (A) (C)	89	88

136	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GMAC Mortgage Loan Trust, Ser 2003-GH2, Cl A4
5.500%, 10/25/2033 (C)	$74	$72
GMAC Mortgage Loan Trust, Ser 2003-J7, Cl A7
5.000%, 11/25/2033 (C)	88	89
GMAC Mortgage Loan Trust, Ser 2004-J5, Cl A7
6.500%, 01/25/2035 (C)	84	89

GMAC Mortgage Loan Trust, Ser 2004-J6, Cl 1A1
5.000%, 01/25/2020 (C)	28	29
Greenwich Capital Commercial Funding, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	40	42
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	112	114
GS Mortgage Securities II, Ser 2015-GC30, Cl AAB
3.120%, 05/10/2050	209	214
GS Mortgage Securities Trust, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (A)	99	99
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.766%, 11/10/2039 (A) (C)	2,284	9
GS Mortgage Securities Trust, Ser 2011-GC3, Cl A2
3.645%, 03/10/2044 (C)	204	204
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A1
1.282%, 01/10/2045	3	3
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A1
1.144%, 05/10/2045	49	49
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A2
2.318%, 05/10/2045	362	366
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	44	46
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A1
1.264%, 11/10/2046	63	63
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	90	99
GS Mortgage Securities Trust, Ser 2013-NYC5, Cl A
2.318%, 01/10/2030 (C)	122	124
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	153	162

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	$220	$233
GS Mortgage Securities Trust, Ser 2014-GC26, Cl AAB
3.365%, 11/10/2047	212	221
GS Mortgage Securities Trust, Ser 2014-GC32, Cl AAB
3.513%, 07/10/2048	317	331
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AF
0.549%, 09/25/2035 (A) (C)	134	114
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.668%, 10/25/2033 (A) (C)	137	138
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034 (C)	76	79
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 8A3
0.699%, 06/25/2035 (A) (C)	12	12
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037 (C)	21	21
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.098%, 07/15/2029 (A) (C)	305	299
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
0.649%, 10/25/2034 (A) (C)	736	736
Homestar Mortgage Acceptance, Ser 2004-6, Cl M3
1.299%, 01/25/2035 (A) (C)	1,640	1,598
Impac Secured Assets Trust, Ser 2003-2, Cl A1
5.500%, 08/25/2033 (C)	75	77
Impac Secured Assets Trust, Ser 2004-3, Cl M1
1.099%, 11/25/2034 (A) (C)	720	628
Impac Secured Assets Trust, Ser 2006-1, Cl 2A1
0.549%, 05/25/2036 (A) (C)	69	66
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.549%, 08/25/2036 (A) (C)	49	48
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.449%, 04/25/2037 (A) (C)	215	198
Impac Secured Assets Trust, Ser 2007-A, Cl M1
0.599%, 05/25/2037 (A) (C)	499	471
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	909	1,050

SEI Institutional Managed Trust / Annual Report / September 30, 2015	137

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.251%, 11/15/2045 (A)	$60	$64
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (A)	30	33
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	85	90
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.713%, 09/15/2047 (A)	120	118
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl ASB
3.407%, 11/15/2047	33	35
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	149	148
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl ASB
3.042%, 10/15/2048	116	119
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A4
3.551%, 07/15/2048	190	197
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (A)	270	283
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl ASB
3.559%, 07/15/2048	254	267
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	9	9
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB13, Cl A4
5.427%, 01/12/2043 (A)	199	199
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB14, Cl A4
5.481%, 12/12/2044 (A)	74	74

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.414%, 06/12/2043 (A)	$9,941	$16
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	308	313
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
0.362%, 05/15/2047 (A)	54	53
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (C)	180	193
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	86	89
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (C)	154	156
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	1,176	1,241
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A2
3.149%, 08/15/2046	981	996
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.500%, 08/15/2046 (A) (C)	296	332
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	121	122
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	580	609
JPMorgan Mortgage Trust, Ser 2004-A3, Cl 4A1
2.714%, 07/25/2034 (A) (C)	30	31
JPMorgan Mortgage Trust, Ser 2004-A4, Cl 1A1
2.783%, 09/25/2034 (A) (C)	23	24
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.719%, 08/25/2034 (A) (C)	223	223

138	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.478%, 11/25/2033 (A) (C)	$114	$114
JPMorgan Mortgage Trust, Ser 2006-A3, Cl 6A1
2.723%, 08/25/2034 (A) (C)	108	108
JPMorgan Mortgage Trust, Ser 2015-IVR2, Cl A2
2.772%, 01/25/2045 (A) (C)	284	286
JPMorgan Resecuritization Trust, Ser 2010-4, Cl 7A1
1.935%, 08/26/2035 (A) (C)	11	11
JPMorgan Trust, Ser 2015-5, Cl A9
2.912%, 05/25/2045 (A) (C)	509	508
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.156%, 02/15/2031	75	75
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.564%, 02/15/2041 (A) (C)	4,164	4
LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Cl A4
5.661%, 03/15/2039 (A)	283	284
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl A4
6.030%, 06/15/2038 (A)	113	115
Master Alternative Loans Trust, Ser 2003-9, Cl 2A1
6.000%, 12/25/2033 (C)	70	72
Master Resecuritization Trust, Ser 2005, PO
0.000%, 05/28/2035 (B) (C)	28	22
MASTR Asset Securitization Trust, Ser 2003-11, Cl 9A6
5.250%, 12/25/2033 (C)	151	159
MASTR Asset Securitization Trust, Ser 2003-2, Cl 1A1
5.000%, 03/25/2018 (C)	7	7
MASTR Asset Securitization Trust, Ser 2003-3, Cl 3A18
5.500%, 04/25/2033 (C)	36	36
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.715%, 07/25/2033 (A) (C)	29	27
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.597%, 02/25/2034 (A) (C)	169	170
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl AJ
5.539%, 01/12/2044 (A)	120	121
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.799%, 12/12/2049 (A) (C)	2,150	12

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MLCC Mortgage Investors, Ser 2004-A, Cl A2
0.895%, 04/25/2029 (A) (C)	$54	$51
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	401
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	273	274
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	50	50
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	21	21
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	122	123
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	82
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl A3
3.046%, 04/15/2048	135	134
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl A3
3.451%, 07/15/2050	141	145
Morgan Stanley Capital I Trust, Ser 2006-T23, Cl A4
6.017%, 08/12/2041 (A)	525	536
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl A4FL
0.341%, 02/12/2044 (A)	990	982
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.386%, 02/12/2044 (A) (C)	6,324	15
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A4
5.825%, 06/11/2042 (A)	99	105
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (C)	395	399
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	460	467

SEI Institutional Managed Trust / Annual Report / September 30, 2015	139

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A3
4.054%, 07/15/2049	$100	$107
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/2049	170	185
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl AM
3.516%, 07/13/2029 (A) (C)	770	800
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl B
3.560%, 07/13/2029 (A) (C)	650	673
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (C)	83	82
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (C)	244	242
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl B
0.250%, 07/27/2049 (C)	130	119
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (A) (C)	250	260
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047 (C)	169	170
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047 (C)	139	140
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A1
2.373%, 01/26/2036 (A) (C)	938	962
Ores NPL LLC, Ser 2013-LV2, Cl A
3.081%, 09/25/2025 (C)	49	49
PFP III, Ser 2015-2, Cl A
1.656%, 07/14/2034 (A) (C)	173	173
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034 (C)	47	50
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (B) (C)	15	12
RAIT Trust, Ser 2014-FL3, Cl A
1.448%, 12/15/2031 (A) (C)	245	246
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031 (C)	266	273
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A5
4.000%, 05/26/2037 (A) (C)	61	61
Residential Accredit Loans, Ser 2003-QS15, Cl A7
5.500%, 08/25/2033 (C)	278	282

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Residential Accredit Loans, Ser 2003-QS18, Cl A1
5.000%, 09/25/2018 (C)	$43	$44
Residential Accredit Loans, Ser 2004-QA7, Cl A4
5.500%, 05/25/2034 (C)	258	265
Residential Asset Securitization Trust, Ser 2002-A13, Cl A4
5.250%, 12/25/2017 (C)	8	8
Residential Asset Securitization Trust, Ser 2003-A5, Cl A1
5.500%, 06/25/2033 (C)	52	53
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.550%, 12/25/2034 (A) (C)	416	418
Resource Capital, Ser 2015-CRE4, Cl A
1.600%, 08/15/2032 (A) (C)	100	100
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.516%, 12/20/2034 (A) (C)	195	190
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A) (C)	77	77
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (C)	104	104
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl M1
2.310%, 06/25/2058 (A) (C)	103	103
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (C)	399	399
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl M1
3.520%, 12/25/2065 (A) (C)	125	126
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-5, Cl 2A
2.399%, 05/25/2034 (A) (C)	264	263
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
2.357%, 06/25/2034 (A) (C)	21	21
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
2.397%, 07/25/2033 (A) (C)	160	160
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-32, Cl 1A1
5.272%, 11/25/2033 (A) (C)	32	32

140	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-33H, Cl 1A1
5.500%, 10/25/2033 (C)	$105	$107
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033 (C)	175	180
Structured Asset Securities, Ser 2003-37A, Cl 2A
3.800%, 12/25/2033 (A) (C)	47	48
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.425%, 05/10/2045 (A) (C)	3,115	324
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (C)	145	153
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	203	205
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	130	137
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl XA, IO
1.885%, 05/10/2063 (A) (C)	740	50
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	93	95
Vendee Mortgage Trust, Ser 1993-1, Cl ZB
7.250%, 02/15/2023	441	501
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	100	101
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)	250	268
Wachovia Bank Commercial Mortgage Trust, Ser 2006C23, Cl A4
5.418%, 01/15/2045 (A)	304	304
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.420%, 10/25/2033 (A) (C)	124	127
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.415%, 08/25/2033 (A) (C)	68	68

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2003-AR8, Cl A
2.489%, 08/25/2033 (A) (C)	$34	$35
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.468%, 09/25/2033 (A) (C)	111	112
WaMu Mortgage Pass-Through Certificates, Ser 2003-S13, Cl 21A1
4.500%, 12/25/2018 (C)	21	22
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
16.929%, 06/25/2033 (A) (C)	15	19
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033 (C)	242	249
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A1
2.464%, 06/25/2034 (A) (C)	49	50
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
2.464%, 06/25/2034 (A) (C)	74	75
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 7A
5.500%, 08/25/2019 (C)	66	68
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034 (C)	194	208
WaMu Mortgage Pass-Through Certificates, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034 (C)	140	147
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.489%, 10/25/2045 (A) (C)	802	742
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
0.974%, 10/25/2045 (A) (C)	844	821
Wells Fargo Commercial Mortgage Trust, Ser 2013-120B, Cl A
2.800%, 03/18/2028 (A) (C)	200	203
Wells Fargo Mortgage Loan Trust, Ser 2012-RR1, Cl A1
2.847%, 08/27/2037 (A) (C)	35	35
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
2.520%, 11/25/2033 (A) (C)	46	46

SEI Institutional Managed Trust / Annual Report / September 30, 2015	141

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
2.749%, 05/25/2034 (A) (C)	$18	$18
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.703%, 12/25/2034 (A) (C)	101	101
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A2
2.703%, 12/25/2034 (A) (C)	101	102
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A1
2.624%, 12/25/2034 (A) (C)	55	55
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
2.740%, 06/25/2034 (A) (C)	199	201
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.638%, 07/25/2034 (A) (C)	119	120
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-P, Cl 2A1
2.734%, 09/25/2034 (A) (C)	192	192
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A1
2.710%, 10/25/2034 (A) (C)	55	56
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A2
2.710%, 10/25/2034 (A) (C)	110	112
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 1A1
2.723%, 03/25/2035 (A) (C)	258	260
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.655%, 06/25/2035 (A) (C)	95	96
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 3A1
2.599%, 04/25/2036 (A) (C)	989	1,006
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A4
4.375%, 03/15/2044 (C)	125	137
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	790	840

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl XA, IO
1.920%, 12/15/2045 (A) (C)	$1,625	$143
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.687%, 06/15/2045 (A) (C)	371	28
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.573%, 05/15/2045 (A) (C)	1,121	84
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl XA, IO
1.382%, 01/15/2024	3,126	213
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (A)	300	308

		64,662

Total Mortgage-Backed Securities (Cost $364,824) ($ Thousands)		374,610

CORPORATE OBLIGATIONS — 24.0%

Consumer Discretionary — 1.8%
21st Century Fox America
7.300%, 04/30/2028	150	180
7.250%, 05/18/2018	50	57
6.900%, 08/15/2039	10	12
6.750%, 01/09/2038	20	25
6.650%, 11/15/2037	25	30
6.150%, 03/01/2037	20	23
6.150%, 02/15/2041	15	17
Amazon.com
4.950%, 12/05/2044	770	787
4.800%, 12/05/2034	65	67
3.800%, 12/05/2024	517	529
American Honda Finance MTN
2.250%, 08/15/2019	197	198
Bed Bath & Beyond
5.165%, 08/01/2044	180	170
4.915%, 08/01/2034	82	78
Block Financial
5.250%, 10/01/2025	90	90
4.125%, 10/01/2020	145	145
CBS
4.900%, 08/15/2044	45	42
4.000%, 01/15/2026	58	57
3.375%, 03/01/2022	25	25
CCO Safari II (C)
6.834%, 10/23/2055	50	50
6.484%, 10/23/2045	521	526
6.384%, 10/23/2035	46	47
4.908%, 07/23/2025	380	378
4.464%, 07/23/2022	685	685
Coach
4.250%, 04/01/2025	210	200

142	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Comcast
7.050%, 03/15/2033	$90	$119
6.950%, 08/15/2037	50	66
6.550%, 07/01/2039	70	89
6.400%, 03/01/2040	60	76
4.400%, 08/15/2035	515	518
4.250%, 01/15/2033	60	60
4.200%, 08/15/2034	30	30
3.375%, 02/15/2025	70	71
3.375%, 08/15/2025	160	161
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	251
Comcast Cable Holdings
10.125%, 04/15/2022	45	61
Cox Communications
4.800%, 02/01/2035 (C)	230	204
Cox Enterprises
7.375%, 07/15/2027 (C)	50	59
Daimler Finance North America LLC (C)
2.625%, 09/15/2016	150	152
2.375%, 08/01/2018	435	436
1.125%, 03/10/2017	555	551
DIRECTV Holdings
6.000%, 08/15/2040	455	468
5.150%, 03/15/2042	25	24
4.600%, 02/15/2021	100	107
4.450%, 04/01/2024	315	323
3.950%, 01/15/2025	435	427
3.800%, 03/15/2022	175	176
Discovery Communications
4.950%, 05/15/2042	25	22
4.375%, 06/15/2021	53	55
ERAC USA Finance (C)
6.700%, 06/01/2034	71	85
5.625%, 03/15/2042	315	338
5.250%, 10/01/2020	16	18
4.500%, 02/15/2045	85	79
Ford Motor
4.750%, 01/15/2043	240	225
Ford Motor Credit LLC
3.984%, 06/15/2016	200	204
2.375%, 03/12/2019	200	198
1.684%, 09/08/2017	200	199
Gap
5.950%, 04/12/2021	125	135
General Motors
5.200%, 04/01/2045	95	89
5.000%, 04/01/2035	165	153
3.500%, 10/02/2018	380	383
General Motors Financial
3.450%, 04/10/2022	300	289
3.200%, 07/13/2020	118	116

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Grupo Televisa
5.000%, 05/13/2045	$225	$203
Historic TW
9.150%, 02/01/2023	200	263
Home Depot
4.250%, 04/01/2046	48	48
3.750%, 02/15/2024	66	70
2.625%, 06/01/2022	392	392
Hyundai Capital America MTN (C)
2.600%, 03/19/2020	345	344
2.125%, 10/02/2017	60	60
2.000%, 03/19/2018	135	134
Johnson Controls
5.250%, 12/01/2041	120	121
4.950%, 07/02/2064	75	67
4.250%, 03/01/2021	65	69
3.750%, 12/01/2021	69	71
Kohl’s
5.550%, 07/17/2045	130	127
Lowe’s MTN
7.110%, 05/15/2037	110	146
5.125%, 11/15/2041	11	12
Macy’s Retail Holdings
7.450%, 07/15/2017	35	38
5.125%, 01/15/2042	14	13
4.500%, 12/15/2034	32	29
Magna International
4.150%, 10/01/2025	65	65
McDonald’s MTN
5.350%, 03/01/2018	100	109
3.375%, 05/26/2025	185	186
2.200%, 05/26/2020	130	130
NBCUniversal Enterprise
1.974%, 04/15/2019 (C)	200	201
NBCUniversal Media
5.950%, 04/01/2041	50	60
4.375%, 04/01/2021	120	131
QVC
5.950%, 03/15/2043	10	9
Scripps Networks Interactive
3.950%, 06/15/2025	240	232
3.900%, 11/15/2024	250	245
3.500%, 06/15/2022	140	137
2.800%, 06/15/2020	200	198
Sky PLC
3.750%, 09/16/2024 (C)	310	306
Starbucks
4.300%, 06/15/2045	137	140
TCI Communications
7.125%, 02/15/2028	200	259
Thomson Reuters
4.700%, 10/15/2019	75	82
3.950%, 09/30/2021	109	114

SEI Institutional Managed Trust / Annual Report / September 30, 2015	143

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Time Warner
7.700%, 05/01/2032	$530	$688
7.625%, 04/15/2031	385	492
7.570%, 02/01/2024	30	37
5.375%, 10/15/2041	12	13
3.600%, 07/15/2025	110	108
3.550%, 06/01/2024	385	381
Time Warner Cable
8.250%, 04/01/2019	200	233
7.300%, 07/01/2038	110	115
6.750%, 07/01/2018	40	45
6.550%, 05/01/2037	165	162
5.875%, 11/15/2040	210	200
5.500%, 09/01/2041	44	39
5.000%, 02/01/2020	320	343
Toyota Motor Credit MTN
2.750%, 05/17/2021	380	387
2.100%, 01/17/2019	174	176
1.250%, 10/05/2017	250	250
Viacom
5.250%, 04/01/2044	120	105
4.850%, 12/15/2034	304	263
4.250%, 09/01/2023	60	59
3.875%, 12/15/2021	75	74
3.250%, 03/15/2023	22	20
Volkswagen Group of America Finance (C)
2.450%, 11/20/2019	305	285
2.400%, 05/22/2020	340	315
Volkswagen International Finance
1.125%, 11/18/2016 (C)	580	571
Walt Disney MTN
0.450%, 12/01/2015	21	21
WPP Finance
5.125%, 09/07/2042	60	59
Yum! Brands
5.350%, 11/01/2043	155	149

		21,836

Consumer Staples — 1.5%
Altria Group
9.950%, 11/10/2038	50	80
5.375%, 01/31/2044	190	207
4.750%, 05/05/2021	230	251
4.500%, 05/02/2043	200	191
2.850%, 08/09/2022	550	537
2.625%, 01/14/2020	300	303
Anheuser-Busch InBev Finance
4.625%, 02/01/2044	95	93
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	663	779
2.500%, 07/15/2022	420	402
1.375%, 07/15/2017	105	105

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BAT International Finance
3.950%, 06/15/2025 (C)	$295	$307
Bunge Finance
8.500%, 06/15/2019	120	143
Coca-Cola
1.800%, 09/01/2016	60	61
Coca-Cola Femsa
2.375%, 11/26/2018	400	403
ConAgra Foods
2.100%, 03/15/2018	6	6
Costco Wholesale
2.250%, 02/15/2022	56	55
CVS Health
5.750%, 05/15/2041	50	58
5.125%, 07/20/2045	280	301
4.875%, 07/20/2035	110	115
3.875%, 07/20/2025	100	103
3.500%, 07/20/2022	125	129
2.750%, 12/01/2022	550	541
CVS Pass-Through Trust
5.926%, 01/10/2034 (C)	88	101
Diageo Capital PLC
4.828%, 07/15/2020	90	100
Diageo Investment
2.875%, 05/11/2022	580	574
Heineken
1.400%, 10/01/2017 (C)	70	70
Kimberly-Clark
2.400%, 03/01/2022	12	12
Kraft Foods Group
6.500%, 02/09/2040	140	168
6.125%, 08/23/2018	225	251
5.375%, 02/10/2020	16	18
5.000%, 06/04/2042	35	36
3.500%, 06/06/2022	820	837
Kraft Heinz Foods (C)
5.200%, 07/15/2045	635	673
5.000%, 07/15/2035	149	156
4.875%, 02/15/2025	70	75
3.950%, 07/15/2025	679	695
3.500%, 07/15/2022	325	332
2.800%, 07/02/2020	475	478
Kroger
7.500%, 04/01/2031	90	116
6.900%, 04/15/2038	80	101
5.400%, 07/15/2040	14	15
2.950%, 11/01/2021	235	236
2.200%, 01/15/2017	40	40
Mondelez International
4.000%, 02/01/2024	290	301
PepsiCo
7.900%, 11/01/2018	11	13
4.250%, 10/22/2044	225	222
4.000%, 03/05/2042	50	48

144	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.100%, 07/17/2022	$59	$60
3.000%, 08/25/2021	31	32
2.500%, 05/10/2016	35	35
1.250%, 08/13/2017	72	72
Pernod Ricard (C)
5.750%, 04/07/2021	370	416
4.450%, 01/15/2022	370	389
Philip Morris International
4.500%, 03/20/2042	200	201
2.500%, 08/22/2022	250	244
Reynolds American
8.125%, 06/23/2019 (C)	370	438
5.850%, 08/15/2045	230	256
5.700%, 08/15/2035	245	266
4.450%, 06/12/2025	215	225
3.250%, 06/12/2020	100	103
3.250%, 11/01/2022	280	279
SABMiller Holdings
3.750%, 01/15/2022 (C)	245	251
Sysco
3.750%, 10/01/2025	31	31
2.600%, 10/01/2020	70	70
Tyson Foods
5.150%, 08/15/2044	270	283
3.950%, 08/15/2024	206	210
Walgreens Boots Alliance
4.800%, 11/18/2044	230	220
4.500%, 11/18/2034	28	27
3.300%, 11/18/2021	487	493
Wal-Mart Stores
5.625%, 04/15/2041	20	24
4.750%, 10/02/2043	200	216
4.300%, 04/22/2044	605	618
3.300%, 04/22/2024	60	62
Wm Wrigley Jr (C)
3.375%, 10/21/2020	415	432
2.900%, 10/21/2019	541	556
2.400%, 10/21/2018	210	214
2.000%, 10/20/2017	115	116

		17,677

Energy — 2.8%
Anadarko Finance, Ser B
7.500%, 05/01/2031	60	73
Anadarko Petroleum
6.375%, 09/15/2017	10	11
5.950%, 09/15/2016	60	62
4.500%, 07/15/2044	125	111
Apache
3.250%, 04/15/2022	109	106
Baker Hughes
7.500%, 11/15/2018	170	197
BG Energy Capital PLC
4.000%, 10/15/2021 (C)	575	611

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BP Capital Markets PLC
3.994%, 09/26/2023	$95	$99
3.814%, 02/10/2024	83	85
3.506%, 03/17/2025	90	89
3.245%, 05/06/2022	90	91
3.062%, 03/17/2022	50	50
1.846%, 05/05/2017	172	174
Buckeye Partners
5.850%, 11/15/2043	10	9
4.875%, 02/01/2021	50	51
4.150%, 07/01/2023	74	68
Cameron International
4.000%, 12/15/2023	21	22
Canadian Natural Resources
7.200%, 01/15/2032	50	55
6.450%, 06/30/2033	50	51
Canadian Oil Sands
6.000%, 04/01/2042 (C)	193	140
Cenovus Energy
6.750%, 11/15/2039	5	5
4.450%, 09/15/2042	14	11
3.000%, 08/15/2022	8	7
Chevron
3.191%, 06/24/2023	22	22
2.411%, 03/03/2022	435	426
2.355%, 12/05/2022	15	15
1.365%, 03/02/2018	510	510
CNOOC Finance
3.500%, 05/05/2025	450	428
CNOOC Nexen Finance
4.250%, 04/30/2024	200	202
Conoco Funding
7.250%, 10/15/2031	130	167
ConocoPhillips
6.000%, 01/15/2020	100	115
4.150%, 11/15/2034	395	375
3.350%, 05/15/2025	97	95
2.875%, 11/15/2021	180	180
Continental Resources
5.000%, 09/15/2022	10	9
4.900%, 06/01/2044	125	89
4.500%, 04/15/2023	90	78
Devon Energy
6.300%, 01/15/2019	80	90
5.600%, 07/15/2041	290	280
5.000%, 06/15/2045	200	181
4.750%, 05/15/2042	17	15
3.250%, 05/15/2022	327	314
Devon Financing LLC
7.875%, 09/30/2031	40	49
Diamond Offshore Drilling
4.875%, 11/01/2043	64	42
Ecopetrol
7.375%, 09/18/2043	45	41

SEI Institutional Managed Trust / Annual Report / September 30, 2015	145

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.875%, 05/28/2045	$360	$275
5.375%, 06/26/2026	533	465
4.125%, 01/16/2025	43	36
Encana
6.500%, 05/15/2019	100	110
6.500%, 02/01/2038	315	278
Energy Transfer Partners
8.250%, 11/15/2029	675	811
6.125%, 12/15/2045	95	84
5.150%, 03/15/2045	14	11
4.750%, 01/15/2026	440	405
4.150%, 10/01/2020	135	137
4.050%, 03/15/2025	250	221
3.600%, 02/01/2023	45	41
2.500%, 06/15/2018	260	259
ENI
5.700%, 10/01/2040 (C)	300	304
EnLink Midstream Partners
5.050%, 04/01/2045	473	401
Ensco
5.750%, 10/01/2044	19	13
5.200%, 03/15/2025	28	21
Enterprise Products Operating
5.700%, 02/15/2042	40	40
5.250%, 01/31/2020	78	86
5.100%, 02/15/2045	39	36
4.950%, 10/15/2054	20	17
4.900%, 05/15/2046	123	111
4.850%, 03/15/2044	40	36
3.900%, 02/15/2024	58	57
3.750%, 02/15/2025	249	237
3.700%, 02/15/2026	265	250
Exxon Mobil
3.567%, 03/06/2045	210	198
2.709%, 03/06/2025	300	294
2.397%, 03/06/2022	100	100
1.912%, 03/06/2020	435	438
1.305%, 03/06/2018	350	351
Florida Gas Transmission
7.900%, 05/15/2019 (C)	350	406
Gulf South Pipeline
4.000%, 06/15/2022	100	94
Gulfstream Natural Gas System
5.950%, 10/15/2045 (C)	325	320
Halliburton
6.150%, 09/15/2019	80	91
3.500%, 08/01/2023	50	50
Hess
8.125%, 02/15/2019	150	175
Kerr-McGee
7.875%, 09/15/2031	100	124
6.950%, 07/01/2024	848	993
Kinder Morgan
5.550%, 06/01/2045	70	58

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.300%, 12/01/2034	$160	$136
4.300%, 06/01/2025	1,030	925
Kinder Morgan Energy Partners
4.100%, 11/15/2015	310	311
Magellan Midstream Partners
5.150%, 10/15/2043	35	33
3.200%, 03/15/2025	23	21
Marathon Oil
6.600%, 10/01/2037	150	151
5.200%, 06/01/2045	315	266
3.850%, 06/01/2025	60	53
Marathon Petroleum
5.000%, 09/15/2054	35	31
3.625%, 09/15/2024	48	46
Nabors Industries
5.000%, 09/15/2020	60	58
4.625%, 09/15/2021	60	54
Noble Energy
5.875%, 06/01/2022	43	43
5.625%, 05/01/2021	57	57
5.250%, 11/15/2043	60	53
5.050%, 11/15/2044	29	25
4.150%, 12/15/2021	270	272
3.900%, 11/15/2024	150	140
Noble Holding International
5.250%, 03/15/2042	40	26
4.000%, 03/16/2018	12	11
3.950%, 03/15/2022	12	9
Occidental Petroleum
4.625%, 06/15/2045	130	131
3.500%, 06/15/2025	45	45
2.700%, 02/15/2023	129	125
1.750%, 02/15/2017	35	35
ONEOK Partners
6.650%, 10/01/2036	70	70
4.900%, 03/15/2025	170	158
3.800%, 03/15/2020	50	50
2.000%, 10/01/2017	240	238
Petrobras Global Finance
6.850%, 06/05/2115	210	134
6.750%, 01/27/2041	50	33
6.250%, 03/17/2024	410	298
4.375%, 05/20/2023	39	25
Petrobras International Finance
5.375%, 01/27/2021	1,120	815
Petro-Canada
6.800%, 05/15/2038	475	584
6.050%, 05/15/2018	115	126
Petrofac
3.400%, 10/10/2018 (C)	250	246
Petroleos Mexicanos MTN
6.625%, 06/15/2035	350	328
6.375%, 01/23/2045	623	559
5.625%, 01/23/2046 (C)	282	230

146	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.500%, 06/27/2044 (C)	$30	$24
4.875%, 01/18/2024	32	31
4.500%, 01/23/2026 (C)	230	212
2.460%, 12/15/2025	665	676
2.378%, 04/15/2025	355	361
Phillips 66
5.875%, 05/01/2042	35	38
4.300%, 04/01/2022	26	27
2.950%, 05/01/2017	33	34
Plains All American Pipeline
4.900%, 02/15/2045	67	60
3.600%, 11/01/2024	90	84
2.600%, 12/15/2019	29	29
Rowan
5.850%, 01/15/2044	100	63
5.400%, 12/01/2042	169	100
Schlumberger Investment
3.650%, 12/01/2023	61	63
3.300%, 09/14/2021 (C)	47	48
Shell International Finance
4.375%, 03/25/2020	140	154
4.375%, 05/11/2045	515	509
4.125%, 05/11/2035	1,681	1,635
3.400%, 08/12/2023	465	475
2.125%, 05/11/2020	56	56
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	380	395
Spectra Energy Capital
8.000%, 10/01/2019	200	234
5.650%, 03/01/2020	100	108
Spectra Energy Partners
5.950%, 09/25/2043	30	31
4.500%, 03/15/2045	400	339
Statoil
5.250%, 04/15/2019	140	156
4.250%, 11/23/2041	27	27
3.700%, 03/01/2024	210	216
3.150%, 01/23/2022	33	33
3.125%, 08/17/2017	50	52
2.900%, 11/08/2020	310	320
2.750%, 11/10/2021	19	19
Suncor Energy
6.850%, 06/01/2039	50	62
3.600%, 12/01/2024	42	42
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	133	108
5.300%, 04/01/2044	15	12
4.250%, 04/01/2024	21	19
Talisman Energy
7.750%, 06/01/2019	100	112
3.750%, 02/01/2021	215	203

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
TC PipeLines
4.650%, 06/15/2021	$85	$87
Tennessee Gas Pipeline
8.000%, 02/01/2016	1,000	1,021
Tosco
7.800%, 01/01/2027	65	85
Total Capital Canada
2.750%, 07/15/2023	50	48
Total Capital International
3.700%, 01/15/2024	42	43
2.875%, 02/17/2022	505	503
2.700%, 01/25/2023	37	36
1.550%, 06/28/2017	28	28
TransCanada Pipelines
7.125%, 01/15/2019	50	58
6.500%, 08/15/2018	175	196
4.625%, 03/01/2034	470	450
Transocean
7.850%, 12/15/2041	9	6
6.875%, 12/15/2021	63	47
6.500%, 11/15/2020	68	52
5.550%, 12/15/2016	70	69
3.000%, 10/15/2017	260	235
Union Pacific Resources Group
7.150%, 05/15/2028	52	60
Valero Energy
4.900%, 03/15/2045	220	196
Weatherford International
5.950%, 04/15/2042	217	151
4.500%, 04/15/2022	165	133
Western Gas Partners
5.375%, 06/01/2021	120	128
4.000%, 07/01/2022	35	34
3.950%, 06/01/2025	380	356
Williams
7.875%, 09/01/2021	496	504
Williams Partners
4.000%, 09/15/2025	245	212

		33,191

Financials — 9.2%
ABB Treasury Center USA
2.500%, 06/15/2016 (C)	325	328
ACE INA Holdings
3.150%, 03/15/2025	74	72
African Development Bank
8.800%, 09/01/2019	100	125
AIA Group MTN
3.200%, 03/11/2025 (C)	270	259
AIG Global Funding MTN
1.650%, 12/15/2017 (C)	42	42
AIG SunAmerica Global Finance
6.900%, 03/15/2032 (C)	30	39

SEI Institutional Managed Trust / Annual Report / September 30, 2015	147

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Express
7.000%, 03/19/2018	$170	$191
American Express Credit MTN
2.800%, 09/19/2016	44	45
2.375%, 05/26/2020	64	64
2.250%, 08/15/2019	625	627
1.800%, 07/31/2018	65	65
American Honda Finance MTN
3.875%, 09/21/2020 (C)	495	531
American International Group
4.500%, 07/16/2044	145	142
4.375%, 01/15/2055	125	114
4.125%, 02/15/2024	107	112
3.875%, 01/15/2035	30	28
3.750%, 07/10/2025	278	282
American Tower†
4.000%, 06/01/2025	180	176
3.500%, 01/31/2023	408	393
3.450%, 09/15/2021	335	337
2.800%, 06/01/2020	165	164
American Tower Trust† (C)
3.070%, 03/15/2023	120	118
1.551%, 03/15/2018	25	25
Ameriprise Financial
4.000%, 10/15/2023	130	136
Andina de Fomento
3.750%, 01/15/2016	90	91
ANZ New Zealand Int’l
1.750%, 03/29/2018 (C)	200	200
Aon
6.250%, 09/30/2040	19	22
3.500%, 06/14/2024	65	64
Associates of North America
6.950%, 11/01/2018	128	146
Assurant
2.500%, 03/15/2018	340	344
Bank of America MTN
6.875%, 04/25/2018	100	112
6.500%, 08/01/2016	1,325	1,384
6.400%, 08/28/2017	150	163
6.100%, 06/15/2017	2,600	2,778
6.000%, 09/01/2017	375	404
5.750%, 12/01/2017	70	76
5.700%, 01/24/2022	5	6
5.650%, 05/01/2018	1,100	1,200
5.625%, 07/01/2020	105	118
5.420%, 03/15/2017	200	210
5.000%, 05/13/2021	410	452
5.000%, 01/21/2044	700	737
4.875%, 04/01/2044	260	270
4.250%, 10/22/2026	47	46
4.200%, 08/26/2024	700	700
4.125%, 01/22/2024	290	303
4.100%, 07/24/2023	340	353

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.000%, 04/01/2024	$290	$299
4.000%, 01/22/2025	433	424
3.950%, 04/21/2025	123	120
3.875%, 08/01/2025	1,117	1,133
3.300%, 01/11/2023	440	437
2.600%, 01/15/2019	160	162
2.250%, 04/21/2020	100	99
1.500%, 10/09/2015	714	714
Bank of Montreal MTN
2.375%, 01/25/2019	55	56
1.400%, 09/11/2017	53	53
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	44
3.550%, 09/23/2021	34	36
3.400%, 05/15/2024	1,075	1,098
3.250%, 09/11/2024	100	101
2.400%, 01/17/2017	129	131
2.200%, 03/04/2019	360	364
Bank of Nova Scotia
1.850%, 04/14/2020	160	159
Bank of Tokyo-Mitsubishi
4.100%, 09/09/2023 (C)	200	213
Barclays
5.250%, 08/17/2045	265	266
2.875%, 06/08/2020	200	200
Barclays Bank
5.000%, 09/22/2016	100	104
BB&T
5.250%, 11/01/2019	200	221
3.950%, 04/29/2016	160	163
Bear Stearns
7.250%, 02/01/2018	1,500	1,679
Berkshire Hathaway
3.750%, 08/15/2021	500	535
3.400%, 01/31/2022	65	68
Berkshire Hathaway Finance
5.400%, 05/15/2018	110	121
4.400%, 05/15/2042	316	312
BlackRock
6.250%, 09/15/2017	145	159
Blackstone Holdings Finance
5.875%, 03/15/2021 (C)	295	339
BNP Paribas MTN
4.375%, 09/28/2025 (C)	706	689
2.700%, 08/20/2018	380	389
2.375%, 09/14/2017	110	112
BPCE
5.150%, 07/21/2024 (C)	200	203
Capital One Bank USA
1.200%, 02/13/2017	750	746
Capital One Financial
4.750%, 07/15/2021	50	55
3.500%, 06/15/2023	159	158

148	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Caterpillar Financial Services MTN
7.150%, 02/15/2019	$110	$128
5.850%, 09/01/2017	140	152
Charles Schwab
3.225%, 09/01/2022	20	21
Citigroup
8.125%, 07/15/2039	275	395
6.125%, 05/15/2018	45	50
6.000%, 08/15/2017	620	668
5.875%, 01/30/2042	250	291
5.500%, 02/15/2017	250	263
5.500%, 09/13/2025	269	293
5.375%, 08/09/2020	340	379
5.300%, 01/07/2016	220	223
5.300%, 05/06/2044	50	52
4.650%, 07/30/2045	755	753
4.500%, 01/14/2022	380	411
4.450%, 01/10/2017	155	161
4.450%, 09/29/2027	705	698
4.400%, 06/10/2025	270	272
4.300%, 11/20/2026	60	59
3.500%, 05/15/2023	130	127
3.300%, 04/27/2025	120	117
2.500%, 09/26/2018	990	1,003
2.150%, 07/30/2018	71	71
1.700%, 07/25/2016	365	367
1.700%, 04/27/2018	160	159
1.550%, 08/14/2017	530	531
0.879%, 08/25/2036 (A)	1,500	1,132
CME Group
3.000%, 03/15/2025	51	50
CNA Financial
3.950%, 05/15/2024	72	72
Comerica
3.800%, 07/22/2026	82	82
Commonwealth Bank of Australia
2.250%, 03/16/2017 (C)	250	254
Cooperatieve Centrale Raiffeisen-Boerenleenbank MTN
5.800%, 09/30/2110 (C)	100	110
5.250%, 08/04/2045	250	255
4.625%, 12/01/2023	530	548
4.375%, 08/04/2025	270	271
3.875%, 02/08/2022	30	32
3.375%, 01/19/2017	370	380
3.375%, 05/21/2025	300	294
Credit Agricole
8.375%, 12/31/2049 (A) (C)	170	193
Credit Suisse Group Funding Guernsey (C)
4.875%, 05/15/2045	280	274
3.800%, 09/15/2022	250	250
Crown Castle Towers
3.222%, 05/15/2022 (C)	42	41

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
DDR
4.625%, 07/15/2022†	$405	$424
3.375%, 05/15/2023†	330	316
Deutsche Bank
2.950%, 08/20/2020	100	100
1.875%, 02/13/2018	46	46
1.350%, 05/30/2017	460	457
Discover Bank
3.100%, 06/04/2020	500	505
Discover Financial Services
6.450%, 06/12/2017	250	269
DnB Boligkreditt
2.100%, 10/14/2015 (C)	400	400
DNB Boligkreditt
2.000%, 05/28/2020 (C)	630	629
Duke Realty
3.875%, 02/15/2021†	50	52
Equity Commonwealth
6.650%, 01/15/2018†	60	64
ERP Operating†
5.750%, 06/15/2017	125	134
4.625%, 12/15/2021	64	70
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,021	1,296
Fifth Third Bancorp
2.875%, 10/01/2021	200	202
2.300%, 03/01/2019	30	30
Ford Motor Credit
5.875%, 08/02/2021	550	623
2.597%, 11/04/2019	480	475
Ford Motor Credit LLC
3.219%, 01/09/2022	305	295
1.700%, 05/09/2016	200	201
General Electric
4.500%, 03/11/2044	635	658
General Electric Capital MTN
6.875%, 01/10/2039	540	756
6.150%, 08/07/2037	885	1,153
6.000%, 08/07/2019	645	746
5.875%, 01/14/2038	380	474
5.625%, 09/15/2017	100	109
5.500%, 01/08/2020	180	206
5.400%, 02/15/2017	200	212
5.300%, 02/11/2021	680	782
4.650%, 10/17/2021	140	157
4.625%, 01/07/2021	540	603
3.100%, 01/09/2023	100	102
0.801%, 08/15/2036 (A)	850	719
0.684%, 05/05/2026 (A)	155	145
Goldman Sachs Group
7.500%, 02/15/2019	710	830
6.750%, 10/01/2037	332	396
6.250%, 09/01/2017	350	380
6.250%, 02/01/2041	300	362

SEI Institutional Managed Trust / Annual Report / September 30, 2015	149

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.150%, 04/01/2018	$780	$859
6.000%, 06/15/2020	880	1,011
5.750%, 01/24/2022	300	344
5.375%, 03/15/2020	950	1,060
5.350%, 01/15/2016	450	456
5.150%, 05/22/2045	315	309
4.000%, 03/03/2024	200	205
3.850%, 07/08/2024	121	123
3.750%, 05/22/2025	300	301
3.500%, 01/23/2025	64	63
2.900%, 07/19/2018	220	225
2.750%, 09/15/2020	35	35
2.375%, 01/22/2018	520	527
HBOS PLC MTN
6.750%, 05/21/2018 (C)	200	220
HCP MTN
6.300%, 09/15/2016†	375	391
4.250%, 11/15/2023†	580	584
3.400%, 02/01/2025†	57	53
2.625%, 02/01/2020†	28	28
Healthcare Trust of America Holdings
3.375%, 07/15/2021†	225	225
HSBC Bank PLC
4.125%, 08/12/2020 (C)	100	108
HSBC Finance
6.676%, 01/15/2021	850	995
5.500%, 01/19/2016	140	142
HSBC Holdings PLC
5.250%, 03/14/2044	520	528
4.875%, 01/14/2022	100	110
4.250%, 08/18/2025	570	562
4.000%, 03/30/2022	206	216
HSBC USA
2.750%, 08/07/2020	690	693
2.350%, 03/05/2020	100	99
ING Bank (C)
5.800%, 09/25/2023	430	466
3.750%, 03/07/2017	200	207
Intercontinental Exchange
4.000%, 10/15/2023	65	68
2.500%, 10/15/2018	85	87
International Lease Finance (C)
7.125%, 09/01/2018	500	550
6.750%, 09/01/2016	640	662
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	510	503
3.125%, 01/15/2016	250	251
Invesco Finance
4.000%, 01/30/2024	43	45
Jackson National Life Global Funding
4.700%, 06/01/2018 (C)	100	108

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Jefferies Group
6.450%, 06/08/2027	$160	$166
6.250%, 01/15/2036	120	113
JPMorgan Chase
5.400%, 01/06/2042	25	28
4.950%, 06/01/2045	399	396
4.500%, 01/24/2022	660	712
4.250%, 10/01/2027	403	401
4.125%, 12/15/2026	520	518
3.900%, 07/15/2025	515	524
3.875%, 09/10/2024	20	20
3.625%, 05/13/2024	230	233
3.375%, 05/01/2023	140	137
3.250%, 09/23/2022	240	240
3.200%, 01/25/2023	100	99
3.150%, 07/05/2016	180	183
2.750%, 06/23/2020	407	410
2.250%, 01/23/2020	645	640
JPMorgan Chase Bank
6.000%, 10/01/2017	1,927	2,082
JPMorgan Chase Capital XIII
1.277%, 09/30/2034 (A)	500	421
KeyCorp MTN
2.900%, 09/15/2020	39	39
KKR Group Finance II
5.500%, 02/01/2043 (C)	20	21
Lazard Group LLC
4.250%, 11/14/2020	275	291
3.750%, 02/13/2025	495	472
Liberty Mutual Group
4.850%, 08/01/2044 (C)	260	253
Liberty Mutual Insurance
8.500%, 05/15/2025 (C)	100	127
Lincoln National
4.850%, 06/24/2021	10	11
4.200%, 03/15/2022	50	52
Lloyds Bank
1.750%, 03/16/2018	200	200
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (C)	310	354
Macquarie Bank (C)
5.000%, 02/22/2017	170	178
4.000%, 07/29/2025	100	101
Macquarie Group (C)
6.250%, 01/14/2021	166	189
6.000%, 01/14/2020	50	56
Marsh & McLennan
3.750%, 03/14/2026	280	282
3.500%, 03/10/2025	52	52
2.350%, 03/06/2020	59	59
Massachusetts Mutual Life Insurance (C)
8.875%, 06/01/2039	295	438
5.375%, 12/01/2041	49	54

150	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MetLife
6.750%, 06/01/2016	$390	$405
6.400%, 12/15/2036	945	1,030
5.700%, 06/15/2035	15	17
1.903%, 12/15/2017	170	171
Metropolitan Life Global Funding
1.500%, 01/10/2018 (C)	313	313
Mid-America Apartments†
4.300%, 10/15/2023	140	144
3.750%, 06/15/2024	305	299
Mizuho Bank
1.800%, 03/26/2018 (C)	200	199
Morgan Stanley
7.300%, 05/13/2019	320	374
6.625%, 04/01/2018	2,050	2,283
5.950%, 12/28/2017	200	218
5.750%, 01/25/2021	100	114
5.625%, 09/23/2019	350	391
5.550%, 04/27/2017	100	106
5.450%, 01/09/2017	470	494
5.375%, 10/15/2015	290	290
4.300%, 01/27/2045	215	204
4.000%, 07/23/2025	849	868
3.950%, 04/23/2027	345	332
3.700%, 10/23/2024	94	94
2.800%, 06/16/2020	600	603
Murray Street Investment Trust I
4.647%, 03/09/2017 (D)	577	602
National Australia Bank
3.000%, 07/27/2016 (C)	180	183
National City
6.875%, 05/15/2019	50	58
National City Bank
0.702%, 06/07/2017 (A)	600	597
National Rural Utilities Cooperative Finance
10.375%, 11/01/2018	60	75
Nationwide Building Society MTN
3.900%, 07/21/2025 (C)	240	245
Nationwide Mutual Insurance (C)
9.375%, 08/15/2039	165	250
2.627%, 12/15/2024 (A)	760	743
New York Life Global Funding
2.150%, 06/18/2019 (C)	73	74
New York Life Insurance (C)
6.750%, 11/15/2039	255	333
2.100%, 01/02/2019	330	333
Nomura Holdings
6.700%, 03/04/2020	54	64
4.125%, 01/19/2016	60	61
Nordea Bank (C)
4.875%, 05/13/2021	250	269
2.500%, 09/17/2020	580	584
1.625%, 05/15/2018	220	219

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	$430	$524
PACCAR Financial MTN
1.600%, 03/15/2017	53	53
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (C)	50	52
Pacific Life Insurance
9.250%, 06/15/2039 (C)	80	119
Pipeline Funding
7.500%, 01/15/2030 (C)	447	556
PNC Bank
2.400%, 10/18/2019	400	404
2.250%, 07/02/2019	325	327
PNC Funding
5.125%, 02/08/2020	90	101
3.300%, 03/08/2022	76	78
2.700%, 09/19/2016	20	20
Post Apartment Homes
4.750%, 10/15/2017	700	742
Pricoa Global Funding MTN
1.600%, 05/29/2018 (C)	150	150
Principal Financial Group
3.400%, 05/15/2025	90	89
Prologis
6.875%, 03/15/2020	29	34
Prudential Financial MTN
5.625%, 05/12/2041	10	11
Prudential Insurance of America
8.300%, 07/01/2025 (C)	150	200
Realty Income
3.250%, 10/15/2022†	70	68
Reckson Operating Partnership
6.000%, 03/31/2016†	500	511
Royal Bank of Canada
2.300%, 07/20/2016	120	121
2.000%, 10/01/2018	183	185
1.875%, 02/05/2020	180	180
1.200%, 09/19/2017	140	140
Royal Bank of Scotland
4.650%, 06/04/2018	350	361
4.375%, 03/16/2016	600	610
Santander Holdings USA
3.450%, 08/27/2018	230	238
Santander UK Group Holdings
4.750%, 09/15/2025 (C)	215	213
Simon Property Group†
10.350%, 04/01/2019	130	163
4.375%, 03/01/2021	38	41
4.125%, 12/01/2021	27	29
2.150%, 09/15/2017	125	127
Stadshypotek
1.750%, 04/09/2020 (C)	970	970
Standard Chartered
5.700%, 03/26/2044 (C)	560	538

SEI Institutional Managed Trust / Annual Report / September 30, 2015	151

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
State Street
4.956%, 03/15/2018	$270	$288
3.700%, 11/20/2023	138	144
3.300%, 12/16/2024	70	71
3.100%, 05/15/2023	72	71
Synchrony Financial
4.500%, 07/23/2025	320	323
Tanger Properties
3.875%, 12/01/2023†	170	170
3.750%, 12/01/2024†	145	144
TD Ameritrade Holding
2.950%, 04/01/2022	45	45
Teachers Insurance & Annuity Association of America (C)
6.850%, 12/16/2039	150	188
4.900%, 09/15/2044	240	247
Toronto-Dominion Bank MTN
1.750%, 07/23/2018	72	72
1.625%, 03/13/2018	24	24
Travelers Property Casualty
7.750%, 04/15/2026	100	134
UBS MTN
5.875%, 12/20/2017	120	131
5.750%, 04/25/2018	100	110
1.800%, 03/26/2018	445	445
1.375%, 06/01/2017	350	349
UBS Group Funding Jersey (C)
4.125%, 09/24/2025	343	341
2.950%, 09/24/2020	516	517
US Bancorp MTN
3.000%, 03/15/2022	33	34
2.950%, 07/15/2022	25	25
2.200%, 04/25/2019	100	102
US Bank
2.125%, 10/28/2019	260	262
Ventas Realty
4.125%, 01/15/2026†	29	29
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	500	490
WEA Finance (C)
3.750%, 09/17/2024	210	207
3.250%, 10/05/2020	305	308
Wells Fargo MTN
6.000%, 11/15/2017	590	643
5.375%, 11/02/2043	125	138
4.650%, 11/04/2044	121	119
4.300%, 07/22/2027	533	543
4.125%, 08/15/2023	900	936
3.500%, 03/08/2022	430	445
3.450%, 02/13/2023	230	229
3.300%, 09/09/2024	200	198
3.000%, 01/22/2021	575	589
2.150%, 01/15/2019	46	46
2.150%, 01/30/2020	70	70

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.125%, 04/22/2019	$70	$71
0.667%, 03/15/2016 (A)	400	400
Welltower
6.125%, 04/15/2020†	975	1,114
4.500%, 01/15/2024†	102	107
Westpac Banking
4.875%, 11/19/2019	170	188
2.450%, 11/28/2016 (C)	200	203

		110,891

Health Care — 2.4%
AbbVie
4.500%, 05/14/2035	476	460
4.400%, 11/06/2042	450	411
3.600%, 05/14/2025	582	574
3.200%, 11/06/2022	44	44
2.900%, 11/06/2022	30	29
2.500%, 05/14/2020	795	791
1.750%, 11/06/2017	120	120
1.200%, 11/06/2015	750	750
Actavis
3.250%, 10/01/2022	13	13
Actavis Funding SCS
4.750%, 03/15/2045	420	381
4.550%, 03/15/2035	160	147
3.800%, 03/15/2025	1,165	1,125
3.450%, 03/15/2022	1,181	1,167
3.000%, 03/12/2020	332	332
2.350%, 03/12/2018	235	236
Aetna
2.200%, 03/15/2019	180	180
Amgen
5.750%, 03/15/2040	62	69
5.650%, 06/15/2042	227	254
5.375%, 05/15/2043	40	43
5.150%, 11/15/2041	905	930
3.875%, 11/15/2021	150	158
3.625%, 05/22/2024	60	60
2.700%, 05/01/2022	205	201
2.200%, 05/22/2019	245	246
2.125%, 05/01/2020	22	22
Anthem
5.100%, 01/15/2044	115	120
4.625%, 05/15/2042	41	40
3.500%, 08/15/2024	90	89
3.125%, 05/15/2022	468	463
2.300%, 07/15/2018	65	65
Baxalta (C)
5.250%, 06/23/2045	407	411
3.600%, 06/23/2022	627	633
Bayer US Finance (C)
3.375%, 10/08/2024	200	201
1.500%, 10/06/2017	750	752

152	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Becton Dickinson
4.685%, 12/15/2044	$210	$210
3.734%, 12/15/2024	166	169
2.675%, 12/15/2019	297	300
Biogen
5.200%, 09/15/2045	138	139
4.050%, 09/15/2025	317	320
3.625%, 09/15/2022	559	563
2.900%, 09/15/2020	190	192
Cardinal Health
3.750%, 09/15/2025	30	31
Celgene
5.250%, 08/15/2043	60	61
5.000%, 08/15/2045	582	577
3.875%, 08/15/2025	490	490
3.625%, 05/15/2024	22	22
3.550%, 08/15/2022	542	550
2.875%, 08/15/2020	185	187
2.125%, 08/15/2018	350	353
1.900%, 08/15/2017	63	63
EMD Finance
2.400%, 03/19/2020 (C)	670	671
Express Scripts Holding
2.650%, 02/15/2017	405	412
Forest Laboratories
5.000%, 12/15/2021 (C)	35	38
Gilead Sciences
5.650%, 12/01/2041	35	40
4.750%, 03/01/2046	355	357
4.600%, 09/01/2035	174	174
4.500%, 02/01/2045	30	29
3.700%, 04/01/2024	665	681
3.650%, 03/01/2026	952	956
3.500%, 02/01/2025	23	23
3.250%, 09/01/2022	351	354
2.550%, 09/01/2020	490	493
GlaxoSmithKline Capital PLC
2.850%, 05/08/2022	170	170
1.500%, 05/08/2017	160	161
Humana
7.200%, 06/15/2018	159	181
4.625%, 12/01/2042	40	38
3.850%, 10/01/2024	495	498
3.150%, 12/01/2022	390	385
Johnson & Johnson
4.500%, 12/05/2043	250	272
Laboratory Corp of America Holdings
3.200%, 02/01/2022	55	55
Medtronic
4.625%, 03/15/2045	160	165
4.375%, 03/15/2035	81	82
3.625%, 03/15/2024	545	560
3.500%, 03/15/2025	560	571

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.150%, 03/15/2022	$65	$66
2.500%, 03/15/2020	540	547
Merck
3.700%, 02/10/2045	410	376
2.750%, 02/10/2025	130	127
2.400%, 09/15/2022	29	28
2.350%, 02/10/2022	576	568
Mylan
5.400%, 11/29/2043	135	133
2.550%, 03/28/2019	390	384
Novartis Capital
3.400%, 05/06/2024	66	68
Perrigo Finance
3.900%, 12/15/2024	290	286
3.500%, 12/15/2021	200	197
Pfizer
6.200%, 03/15/2019	120	137
Teva Pharmaceutical Finance
3.650%, 11/10/2021	86	87
Texas Health Resources
4.330%, 11/15/2055	75	73
Thermo Fisher Scientific
5.300%, 02/01/2044	70	74
4.150%, 02/01/2024	98	102
3.300%, 02/15/2022	465	466
1.300%, 02/01/2017	55	55
UnitedHealth Group
4.750%, 07/15/2045	160	169
4.625%, 07/15/2035	363	383
3.875%, 10/15/2020	180	193
3.750%, 07/15/2025	110	114
3.375%, 11/15/2021	75	79
3.350%, 07/15/2022	188	194
2.875%, 12/15/2021	460	467
2.875%, 03/15/2023	50	50
Wyeth LLC
5.950%, 04/01/2037	170	204
Zimmer Biomet Holdings
4.450%, 08/15/2045	210	194
Zoetis
4.700%, 02/01/2043	11	10
3.250%, 02/01/2023	190	183

		29,124

Industrials — 1.4%
ABB Finance USA
4.375%, 05/08/2042	42	41
2.875%, 05/08/2022	23	23
1.625%, 05/08/2017	20	20
ADT
4.875%, 07/15/2042	22	16
3.500%, 07/15/2022	21	19
Air Canada Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (C)	26	26

SEI Institutional Managed Trust / Annual Report / September 30, 2015	153

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Airlines Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	$13	$14
American Airlines Pass-Through Trust, Ser 2013-2
4.950%, 01/15/2023	868	926
AP Moeller — Maersk (C)
3.875%, 09/28/2025	260	258
2.875%, 09/28/2020	585	584
BAE Systems (C)
6.375%, 06/01/2019	100	114
5.800%, 10/11/2041	20	23
4.750%, 10/11/2021	750	817
Boeing
4.875%, 02/15/2020	210	236
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	118
5.750%, 03/15/2018	950	1,043
5.400%, 06/01/2041	50	55
4.700%, 09/01/2045	190	191
4.550%, 09/01/2044	190	186
4.150%, 04/01/2045	325	303
3.850%, 09/01/2023	530	550
3.650%, 09/01/2025	185	187
3.450%, 09/15/2021	91	94
Canadian National Railway
5.850%, 11/15/2017	50	55
Canadian Pacific Railway
6.125%, 09/15/2115	44	46
4.500%, 01/15/2022	50	54
Cargill
7.350%, 03/06/2019 (C)	250	295
Caterpillar Financial Services MTN
2.750%, 08/20/2021	405	410
Catholic Health Initiatives
4.350%, 11/01/2042	30	28
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl A-1
7.256%, 03/15/2020	177	196
Continental Airlines Pass-Through Trust, Ser 2000-1, Cl A-1
8.048%, 11/01/2020	228	257
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	663	733
Continental Airlines Pass-Through Trust, Ser 2009-2, Cl A
7.250%, 11/10/2019	150	168
CSX
6.250%, 03/15/2018	155	172
3.950%, 05/01/2050	21	18
Danaher
3.900%, 06/23/2021	22	24
2.400%, 09/15/2020	22	22

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Deere
3.900%, 06/09/2042	$13	$12
2.600%, 06/08/2022	15	15
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	116	135
Delta Air Lines Pass-Through Trust, Ser 2010-1, Cl A
6.200%, 07/02/2018	344	371
Delta Air Lines Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	32	33
Delta Air Lines Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	17	18
Eaton
7.625%, 04/01/2024	75	95
4.150%, 11/02/2042	110	102
2.750%, 11/02/2022	450	438
1.500%, 11/02/2017	60	60
Embraer Netherlands Finance
5.050%, 06/15/2025	155	143
FedEx
3.900%, 02/01/2035	32	29
Fluor
3.375%, 09/15/2021	68	71
General Electric Capital MTN
4.375%, 09/16/2020	10	11
2.300%, 04/27/2017	45	46
2.200%, 01/09/2020	43	44
2.100%, 12/11/2019	30	30
Glencore Funding LLC
2.500%, 01/15/2019 (C)	190	162
John Deere Capital MTN
5.750%, 09/10/2018	100	112
2.050%, 03/10/2020	40	40
1.600%, 07/13/2018	23	23
L-3 Communications
3.950%, 05/28/2024	240	230
Lockheed Martin
4.070%, 12/15/2042	91	86
3.350%, 09/15/2021	575	596
2.125%, 09/15/2016	37	37
Norfolk Southern
6.000%, 05/23/2111	134	150
Northrop Grumman
3.850%, 04/15/2045	141	127
3.250%, 08/01/2023	1,755	1,751
Parker-Hannifin MTN
4.450%, 11/21/2044	33	34
3.300%, 11/21/2024	270	276
Penske Truck Leasing LP (C)
3.375%, 02/01/2022	471	460
3.200%, 07/15/2020	450	455
3.050%, 01/09/2020	90	91

154	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Pentair Finance
2.900%, 09/15/2018	$65	$65
Pitney Bowes MTN
5.600%, 03/15/2018	25	27
Precision Castparts
4.200%, 06/15/2035	70	70
3.250%, 06/15/2025	70	70
Republic Services
3.550%, 06/01/2022	29	30
Ryder System MTN
3.600%, 03/01/2016	35	35
2.875%, 09/01/2020	29	29
2.500%, 03/01/2017	47	48
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	1,010	1,014
Tyco International Finance
5.125%, 09/14/2045	17	18
Union Pacific
4.300%, 06/15/2042	20	20
4.163%, 07/15/2022	131	141
3.250%, 01/15/2025	265	268
United Airlines Pass-Through Trust, Ser 2013-1, Cl A
4.300%, 08/15/2025	31	33
United Parcel Service of America
8.375%, 04/01/2020	50	64
United Technologies
9.075%, 11/15/2019	110	139
4.500%, 06/01/2042	117	119
4.150%, 05/15/2045	59	57
Valmont Industries
5.250%, 10/01/2054	175	154
Verisk Analytics
5.500%, 06/15/2045	45	44
Waste Management
4.750%, 06/30/2020	93	103
4.600%, 03/01/2021	90	99
3.900%, 03/01/2035	10	9
3.500%, 05/15/2024	100	101
WW Grainger
4.600%, 06/15/2045	27	28

		17,390

Information Technology — 1.0%
Alibaba Group Holding
3.600%, 11/28/2024 (C)	270	252
Apple
4.375%, 05/13/2045	170	168
3.850%, 05/04/2043	500	456
3.450%, 02/09/2045	31	26
3.200%, 05/13/2025	64	64
2.850%, 05/06/2021	113	116
2.400%, 05/03/2023	114	111

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.150%, 02/09/2022	$82	$80
0.550%, 05/03/2018 (A)	69	69
Arrow Electronics
7.500%, 01/15/2027	80	96
6.875%, 06/01/2018	95	104
6.000%, 04/01/2020	45	50
Automatic Data Processing
3.375%, 09/15/2025	275	279
2.250%, 09/15/2020	140	141
Baidu
4.125%, 06/30/2025	200	195
Cisco Systems
5.900%, 02/15/2039	150	183
5.500%, 01/15/2040	100	117
eBay
4.000%, 07/15/2042	21	16
3.450%, 08/01/2024	100	95
2.875%, 08/01/2021	30	29
2.600%, 07/15/2022	49	45
Hewlett-Packard
6.350%, 10/15/2045	270	270
6.200%, 10/15/2035	100	100
6.000%, 09/15/2041	23	23
4.900%, 10/15/2025 (C)	455	454
4.650%, 12/09/2021	20	21
4.375%, 09/15/2021	24	25
3.600%, 10/15/2020 (C)	455	455
2.850%, 10/05/2018	605	604
HP Enterprise Services
7.450%, 10/15/2029	125	161
Intel
4.900%, 07/29/2045	205	212
4.800%, 10/01/2041	65	67
3.700%, 07/29/2025	238	244
3.300%, 10/01/2021	70	74
3.100%, 07/29/2022	730	742
2.450%, 07/29/2020	280	284
International Business Machines
4.000%, 06/20/2042	169	156
1.625%, 05/15/2020	126	124
Intuit
5.750%, 03/15/2017	75	79
KLA-Tencor
4.125%, 11/01/2021	370	376
Koninklijke Philips Electronics
5.750%, 03/11/2018	24	26
3.750%, 03/15/2022	127	129
MasterCard
3.375%, 04/01/2024	250	256
Microsoft
4.500%, 10/01/2040	14	15
4.000%, 02/12/2055	24	22
3.750%, 02/12/2045	330	305
3.625%, 12/15/2023	89	94

SEI Institutional Managed Trust / Annual Report / September 30, 2015	155

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.500%, 02/12/2035	$593	$551
2.375%, 02/12/2022	20	20
2.375%, 05/01/2023	20	20
Oracle
6.125%, 07/08/2039	27	33
5.375%, 07/15/2040	17	19
4.300%, 07/08/2034	103	103
3.900%, 05/15/2035	855	811
3.625%, 07/15/2023	56	58
2.950%, 05/15/2025	395	385
2.800%, 07/08/2021	103	104
2.500%, 05/15/2022	340	335
2.375%, 01/15/2019	61	62
2.250%, 10/08/2019	60	61
1.200%, 10/15/2017	250	250
Texas Instruments
2.750%, 03/12/2021	275	280
1.650%, 08/03/2019	55	55
TSMC Global
1.625%, 04/03/2018 (C)	460	456
Xerox
4.500%, 05/15/2021	13	14
2.950%, 03/15/2017	27	28
2.750%, 09/01/2020	46	45

		11,700

Materials — 0.8%
Agrium
5.250%, 01/15/2045	61	63
4.125%, 03/15/2035	142	125
3.375%, 03/15/2025	36	34
Albemarle
5.450%, 12/01/2044	225	228
Barrick Gold
4.100%, 05/01/2023	575	509
3.850%, 04/01/2022	540	493
BHP Billiton Finance USA
6.500%, 04/01/2019	125	143
5.000%, 09/30/2043	184	186
4.125%, 02/24/2042	40	36
3.850%, 09/30/2023	275	276
3.250%, 11/21/2021	360	364
2.050%, 09/30/2018	44	44
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	170	173
Dow Chemical
8.550%, 05/15/2019	22	27
5.250%, 11/15/2041	70	69
4.125%, 11/15/2021	86	90
3.000%, 11/15/2022	800	773
E.I. Du Pont de Nemours
5.600%, 12/15/2036	80	91
4.900%, 01/15/2041	25	27

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Eastman Chemical
2.700%, 01/15/2020	$435	$435
Ecolab
1.450%, 12/08/2017	31	31
Freeport-McMoRan
5.450%, 03/15/2043	120	83
5.400%, 11/14/2034	59	41
4.000%, 11/14/2021	330	257
2.150%, 03/01/2017	81	77
Freeport-McMoran Oil & Gas
6.875%, 02/15/2023	36	32
6.500%, 11/15/2020	33	30
Glencore Finance Canada (C)
2.700%, 10/25/2017	250	225
2.050%, 10/23/2015	467	466
Glencore Funding
2.875%, 04/16/2020 (C)	220	176
International Paper
5.150%, 05/15/2046	275	269
5.000%, 09/15/2035	445	436
LYB International Finance
4.875%, 03/15/2044	135	128
LyondellBasell Industries
4.625%, 02/26/2055	130	110
Monsanto
4.700%, 07/15/2064	9	8
Mosaic
5.625%, 11/15/2043	125	132
5.450%, 11/15/2033	209	220
4.875%, 11/15/2041	30	28
4.250%, 11/15/2023	60	61
3.750%, 11/15/2021	25	26
Nacional del Cobre de Chile
4.500%, 09/16/2025 (C)	225	216
Nucor
4.000%, 08/01/2023	39	40
OCP
4.500%, 10/22/2025 (C)	290	271
Potash Corp of Saskatchewan
6.500%, 05/15/2019	50	57
3.000%, 04/01/2025	55	50
PPG Industries
9.000%, 05/01/2021	145	190
Praxair
5.200%, 03/15/2017	70	74
2.650%, 02/05/2025	26	25
Rio Tinto Finance USA
6.500%, 07/15/2018	200	223
3.750%, 09/20/2021	240	246
3.750%, 06/15/2025	355	346
Southern Copper
5.250%, 11/08/2042	370	280
Teck Resources
3.750%, 02/01/2023	134	82

156	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Teck Resources Limited
6.250%, 07/15/2041	$5	$3
Union Carbide
7.750%, 10/01/2096	50	62
Vale Overseas
8.250%, 01/17/2034	80	72
6.875%, 11/21/2036	190	149
4.375%, 01/11/2022	205	181

		9,589

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017	400	432
3.125%, 07/16/2022	335	325
1.336%, 09/12/2016 (A)	220	220
AT&T
6.300%, 01/15/2038	270	297
5.800%, 02/15/2019	210	233
5.500%, 02/01/2018	100	108
5.350%, 09/01/2040	423	418
4.800%, 06/15/2044	240	222
4.750%, 05/15/2046	445	408
4.500%, 05/15/2035	115	105
4.350%, 06/15/2045	110	94
4.300%, 12/15/2042	155	133
3.875%, 08/15/2021	250	260
3.400%, 05/15/2025	2,117	2,021
3.000%, 06/30/2022	756	738
1.600%, 02/15/2017	45	45
BellSouth
6.550%, 06/15/2034	100	109
BellSouth Telecommunications
6.300%, 12/15/2015	17	17
Bharti Airtel
4.375%, 06/10/2025 (C)	415	414
Bharti Airtel International Netherlands
5.350%, 05/20/2024 (C)	210	225
British Telecommunications
5.950%, 01/15/2018	200	219
Centel Capital
9.000%, 10/15/2019	65	77
CenturyLink
7.650%, 03/15/2042	15	11
Deutsche Telekom International Finance
6.000%, 07/08/2019	175	199
5.750%, 03/23/2016	170	174
2.250%, 03/06/2017 (C)	770	780
GTP Acquisition Partners I
3.482%, 06/16/2025 (C)	54	54
2.350%, 06/15/2020 (C)	50	50
Nippon Telegraph & Telephone
1.400%, 07/18/2017	65	65

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Orange
9.000%, 03/01/2031	$96	$136
2.750%, 09/14/2016	35	36
Qwest
6.750%, 12/01/2021	156	165
Rogers Communications
8.750%, 05/01/2032	70	96
5.450%, 10/01/2043	33	35
4.100%, 10/01/2023	80	83
Telefonica Emisiones
5.462%, 02/16/2021	23	26
5.134%, 04/27/2020	362	399
Verizon Communications
6.550%, 09/15/2043	1,172	1,385
6.400%, 09/15/2033	367	420
5.150%, 09/15/2023	120	133
5.050%, 03/15/2034	92	92
4.862%, 08/21/2046	1,267	1,188
4.672%, 03/15/2055	39	34
4.522%, 09/15/2048	750	659
4.500%, 09/15/2020	159	172
4.400%, 11/01/2034	1,292	1,202
4.272%, 01/15/2036	504	457
3.850%, 11/01/2042	200	166
3.450%, 03/15/2021	30	31
3.000%, 11/01/2021	636	634
2.625%, 02/21/2020	24	24
2.500%, 09/15/2016	475	482
2.450%, 11/01/2022	90	85
Verizon Global Funding
5.850%, 09/15/2035	40	44
Vodafone Group
2.500%, 09/26/2022	75	70
Vodafone Group PLC
2.950%, 02/19/2023	380	360
1.625%, 03/20/2017	80	80

		17,147

Utilities — 1.7%
AEP Texas Central Transition Funding
5.170%, 01/01/2018	500	525
AGL Capital
6.375%, 07/15/2016	50	52
5.250%, 08/15/2019	110	121
Alabama Power
6.125%, 05/15/2038	18	22
5.875%, 12/01/2022	95	113
3.750%, 03/01/2045	214	194
American Electric Power
1.650%, 12/15/2017	423	422
American Water Capital
3.850%, 03/01/2024	120	126
3.400%, 03/01/2025	32	32

SEI Institutional Managed Trust / Annual Report / September 30, 2015	157

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Appalachian Power
6.700%, 08/15/2037	$100	$125
5.950%, 05/15/2033	100	115
4.450%, 06/01/2045	135	131
Arizona Public Service
5.050%, 09/01/2041	47	53
4.500%, 04/01/2042	15	16
2.200%, 01/15/2020	20	20
Atmos Energy
4.125%, 10/15/2044	50	47
Berkshire Hathaway Energy
4.500%, 02/01/2045	330	327
3.750%, 11/15/2023	156	161
Boston Gas
4.487%, 02/15/2042 (C)	35	36
Carolina Power & Light
5.300%, 01/15/2019	175	195
3.000%, 09/15/2021	194	201
2.800%, 05/15/2022	25	25
CenterPoint Energy
6.500%, 05/01/2018	50	56
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	250	265
CenterPoint Energy Resources
4.500%, 01/15/2021	81	87
Cleveland Electric Illuminating
7.880%, 11/01/2017	170	191
Commonwealth Edison
3.700%, 03/01/2045	70	64
Consolidated Edison of New York
5.700%, 06/15/2040	38	45
4.625%, 12/01/2054	75	75
4.450%, 03/15/2044	470	481
Consumers Energy
6.700%, 09/15/2019	100	117
Detroit Edison
2.650%, 06/15/2022	26	26
Dominion Resources
6.400%, 06/15/2018	180	201
5.250%, 08/01/2033	90	97
4.700%, 12/01/2044	205	203
3.900%, 10/01/2025	192	194
2.500%, 12/01/2019	385	387
1.950%, 08/15/2016	165	166
DTE Electric
3.700%, 03/15/2045	49	46
DTE Energy
3.300%, 06/15/2022 (C)	32	33
2.400%, 12/01/2019	24	24
Duke Energy
3.550%, 09/15/2021	76	79

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Duke Energy Carolinas
4.300%, 06/15/2020	$39	$43
4.250%, 12/15/2041	28	29
Duke Energy Florida
3.850%, 11/15/2042	215	205
Duke Energy Indiana
4.200%, 03/15/2042	30	30
3.750%, 07/15/2020	52	56
Duke Energy Progress
4.200%, 08/15/2045	235	238
4.100%, 05/15/2042	425	423
3.250%, 08/15/2025	280	285
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	500	574
Enel Finance International
5.125%, 10/07/2019 (C)	100	110
Exelon
3.950%, 06/15/2025	375	378
Exelon Generation
6.200%, 10/01/2017	100	108
4.000%, 10/01/2020	120	126
FirstEnergy
4.250%, 03/15/2023	340	342
2.750%, 03/15/2018	70	70
FirstEnergy, Ser C
7.375%, 11/15/2031	480	579
Florida Power & Light
5.125%, 06/01/2041	28	32
Jersey Central Power & Light
7.350%, 02/01/2019	100	114
5.625%, 05/01/2016	300	307
4.700%, 04/01/2024 (C)	200	209
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	56	62
Kansas City Power & Light
5.300%, 10/01/2041	100	109
Kentucky Utilities
4.375%, 10/01/2045	125	129
KeySpan Gas East
5.819%, 04/01/2041 (C)	400	477
Massachusetts Electric
5.900%, 11/15/2039 (C)	55	67
Metropolitan Edison
3.500%, 03/15/2023 (C)	350	349
MidAmerican Energy Holdings
6.500%, 09/15/2037	200	251
Nevada Power
7.125%, 03/15/2019	110	128
6.500%, 08/01/2018	40	45
5.450%, 05/15/2041	50	58
5.375%, 09/15/2040	12	14
NextEra Energy Capital Holdings
3.625%, 06/15/2023	100	101

158	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Niagara Mohawk Power
4.881%, 08/15/2019 (C)	$80	$88
NiSource Finance
5.800%, 02/01/2042	149	173
5.650%, 02/01/2045	50	57
Northern States Power
6.250%, 06/01/2036	100	130
5.350%, 11/01/2039	19	22
Oncor Electric Delivery LLC
6.800%, 09/01/2018	460	522
5.250%, 09/30/2040	250	274
Pacific Gas & Electric
8.250%, 10/15/2018	180	213
6.050%, 03/01/2034	160	193
5.800%, 03/01/2037	70	83
5.625%, 11/30/2017	525	568
5.400%, 01/15/2040	42	48
4.500%, 12/15/2041	48	49
3.250%, 09/15/2021	12	12
Pacificorp
6.250%, 10/15/2037	90	115
5.650%, 07/15/2018	175	194
PacifiCorp
3.600%, 04/01/2024	370	382
PECO Energy
4.150%, 10/01/2044	385	383
3.150%, 10/15/2025	320	320
Potomac Electric Power
3.600%, 03/15/2024	180	187
PPL Electric Utilities
4.150%, 10/01/2045	260	258
Progress Energy
3.150%, 04/01/2022	280	279
PSEG Power LLC
5.500%, 12/01/2015	100	101
5.320%, 09/15/2016	40	41
5.125%, 04/15/2020	45	50
4.150%, 09/15/2021	33	35
2.750%, 09/15/2016	200	203
Public Service Electric & Gas MTN
5.375%, 11/01/2039	28	33
3.050%, 11/15/2024	160	159
Public Service of Colorado
4.300%, 03/15/2044	105	107
Public Service of New Hampshire
3.500%, 11/01/2023	205	212
Public Service of Oklahoma
5.150%, 12/01/2019	83	93
Puget Energy
6.000%, 09/01/2021	470	540
Puget Sound Energy
4.300%, 05/20/2045	105	107
San Diego Gas & Electric
6.000%, 06/01/2026	60	75

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.950%, 11/15/2041	$14	$14
Sempra Energy
6.000%, 10/15/2039	50	58
South Carolina Electric & Gas
4.500%, 06/01/2064	13	12
Southern
2.150%, 09/01/2019	375	371
1.950%, 09/01/2016	26	26
Southern California Edison
5.500%, 03/15/2040	50	59
4.050%, 03/15/2042	5	5
3.900%, 12/01/2041	60	58
3.875%, 06/01/2021	22	24
3.500%, 10/01/2023	205	213
Southern California Gas
4.450%, 03/15/2044	300	318
Southern Power
5.150%, 09/15/2041	11	11
Southwestern Electric Power
3.900%, 04/01/2045	175	155
3.550%, 02/15/2022	125	128
Southwestern Public Service
8.750%, 12/01/2018	90	108
Virginia Electric & Power
4.650%, 08/15/2043	245	266
4.450%, 02/15/2044	115	120
2.950%, 01/15/2022	330	333
WEC Energy Group
3.550%, 06/15/2025	58	59
Wisconsin Electric Power
3.100%, 06/01/2025	44	44
2.950%, 09/15/2021	3	3

		20,635

Total Corporate Obligations (Cost $286,732) ($ Thousands)		289,180

ASSET-BACKED SECURITIES — 9.2%

Automotive — 2.1%
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	23	23
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	407	407
Ally Auto Receivables Trust, Ser 2014-1, Cl A2
0.480%, 02/15/2017	117	117
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019	874	877
Ally Auto Receivables Trust, Ser 2014-2, Cl A4
1.840%, 01/15/2020	201	203

SEI Institutional Managed Trust / Annual Report / September 30, 2015	159

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ally Auto Receivables Trust, Ser 2014-SN2, Cl A3
1.030%, 09/20/2017	$66	$66
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	400	401
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	282	283
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (C)	13	13
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl A
0.990%, 10/10/2017 (C)	38	38
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (C)	66	66
American Credit Acceptance Receivables Trust, Ser 2015-1, Cl A
1.430%, 08/12/2019 (C)	122	122
American Credit Acceptance Receivables Trust, Ser 2015-2, Cl A
1.570%, 06/12/2019 (C)	175	175
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	57	57
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A3
0.960%, 04/09/2018	182	182
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A3
0.900%, 09/10/2018	251	251
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	330	330
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	336	338
Avis Budget Rental Car Funding AESOP, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (C)	680	683
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)	190	196

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	$231	$231
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (C)	7	7
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	148	148
California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020	154	155
California Republic Auto Receivables Trust, Ser 2015-1, Cl A3
1.330%, 04/15/2019	247	248
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	284	286
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	406	407
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	205	206
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A3
1.310%, 12/20/2017	280	280
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	135	136
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A3
1.090%, 03/20/2018	445	445
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	472	473
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	343	345
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A1
0.516%, 06/20/2016 (A)	24	24
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A2
0.910%, 04/20/2017	200	200
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A3
1.260%, 05/21/2018	480	481

160	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A4
1.620%, 10/22/2018	$137	$138
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A3
1.480%, 11/20/2018	637	638
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A4
1.830%, 04/22/2019	175	177
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A2
1.420%, 06/20/2018	711	712
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A3
1.610%, 06/20/2019	432	433
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A4
1.860%, 10/21/2019	238	239
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018	237	236
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019	343	345
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020	509	514
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A3
1.970%, 01/21/2020	383	385
CarFinance Capital Auto Trust, Ser 2015-1A, Cl A
1.750%, 06/15/2021 (C)	81	81
Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 01/17/2017 (C)	23	23
Carnow Auto Receivables Trust, Ser 2015-1A, Cl A
1.690%, 01/15/2020 (C)	300	300
CFC LLC, Ser 2014-1A, Cl A
1.460%, 12/17/2018 (C)	74	73
CFC LLC, Ser 2014-2A, Cl A
1.440%, 11/16/2020 (C)	146	145
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A3
0.830%, 09/17/2018 (C)	85	85
CPS Auto Receivables Trust, Ser 2011-C, Cl A
4.210%, 03/15/2019 (C)	23	23
CPS Auto Receivables Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (C)	104	104
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (C)	108	108

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (C)	$40	$40
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (C)	153	153
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (C)	146	145
CPS Auto Receivables Trust, Ser 2014-D, Cl A
1.490%, 04/15/2019 (C)	178	178
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (C)	175	175
CPS Auto Receivables Trust, Ser 2015-B, Cl A
1.650%, 11/15/2019 (C)	274	274
CPS Auto Receivables Trust, Ser 2015-C, Cl D
4.630%, 08/16/2021 (C)	207	208
Credit Acceptance Auto Loan Trust, Ser 2015-2A, Cl A
2.400%, 02/15/2023 (C)	250	251
Drive Auto Receivables Trust, Ser 2015-AA, Cl A2
1.010%, 11/15/2017 (C)	226	226
Drive Auto Receivables Trust, Ser 2015-AA, Cl D
4.120%, 06/15/2022 (C)	147	149
Drive Auto Receivables Trust, Ser 2015-BA, Cl B
2.120%, 06/17/2019 (C)	204	204
Drive Auto Receivables Trust, Ser 2015-DA, Cl D
4.590%, 01/17/2023 (C)	132	132
DT Auto Owner Trust, Ser 2014-3A, Cl A
0.980%, 04/16/2018 (C)	125	125
DT Auto Owner Trust, Ser 2015-1A, Cl A
1.060%, 09/17/2018 (C)	133	133
Exeter Auto Receivables Trust, Ser 2013-2A, Cl A
1.490%, 11/15/2017 (C)	14	14
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (C)	11	11
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (C)	39	39
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (C)	66	66

SEI Institutional Managed Trust / Annual Report / September 30, 2015	161

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Exeter Automobile Receivables Trust, Ser 2014-3A, Cl A
1.320%, 01/15/2019 (C)	$180	$180
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl A
1.600%, 06/17/2019 (C)	264	264
Exeter Automobile Receivables Trust, Ser 2015-2A, Cl A
1.540%, 11/15/2019 (C)	191	191
Fifth Third Auto Trust, Ser 2013-1, Cl A3
0.880%, 10/16/2017	51	51
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (C)	7	7
First Investors Auto Owner Trust, Ser 2013-3A, Cl A3
1.440%, 10/15/2019 (C)	168	168
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (C)	141	141
First Investors Auto Owner Trust, Ser 2014-3A, Cl A3
1.670%, 11/16/2020 (C)	83	83
First Investors Auto Owner Trust, Ser 2015-1A, Cl A2
1.210%, 04/15/2019 (C)	275	275
First Investors Auto Owner Trust, Ser 2015-2A, Cl A1
1.590%, 12/16/2019 (C)	173	173
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (C)	127	127
Flagship Credit Auto Trust, Ser 2014-2, Cl B
2.840%, 11/16/2020 (C)	45	45
Flagship Credit Auto Trust, Ser 2014-2, Cl C
3.950%, 12/15/2020 (C)	22	22
Flagship Credit Auto Trust, Ser 2015-1, Cl A
1.630%, 06/15/2020 (C)	221	221
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A3
0.890%, 09/15/2017	56	56
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	22	22
Ford Credit Auto Owner Trust, Ser 2013-B, Cl A3
0.570%, 10/15/2017	154	154
Ford Credit Auto Owner Trust, Ser 2013-D, Cl A3
0.670%, 04/15/2018	155	155

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	$1,303	$1,322
Ford Credit Auto Owner Trust, Ser 2014-C, Cl A2
0.610%, 08/15/2017	121	121
Ford Credit Auto Owner Trust, Ser 2014-C, Cl A3
1.060%, 05/15/2019	122	122
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	675	678
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (C)	209	212
Ford Credit Auto Owner Trust, Ser 2015-A, Cl A2A
0.810%, 01/15/2018	153	153
Ford Credit Auto Owner Trust, Ser 2015-B, Cl A2A
0.720%, 03/15/2018	280	280
GLS Auto Receivables Trust, Ser 2015-1A, Cl A
2.500%, 12/15/2020 (C)	329	329
GM Financial Automobile Leasing Trust, Ser 2014-1A, Cl A2
0.610%, 07/20/2016 (C)	50	50
GO Financial Auto Securitization Trust, Ser 2015-1, Cl A
1.810%, 03/15/2018 (C)	257	257
Hertz Vehicle Financing, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (C)	800	798
Hyundai Auto Receivables Trust, Ser 2011-C, Cl A4
1.300%, 02/15/2018	77	77
Hyundai Auto Receivables Trust, Ser 2013-A, Cl A4
0.750%, 09/17/2018	140	140
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A4
1.010%, 02/15/2019	124	124
Hyundai Auto Receivables Trust, Ser 2013-C, Cl A3
1.010%, 02/15/2018	14	15
Hyundai Auto Receivables Trust, Ser 2014-B, Cl A3
0.900%, 12/17/2018	276	276
MMCA Automobile Trust, Ser 2012-A, Cl A4
1.570%, 08/15/2017 (C)	33	33
Nissan Auto Lease Trust, Ser 2015-A, Cl A2A
0.990%, 11/15/2017	270	271

162	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (C)	$208	$208
Santander Drive Auto Receivables Trust, Ser 2013-A, Cl A3
1.020%, 01/16/2018 (C)	81	81
Santander Drive Auto Receivables Trust, Ser 2014-2, Cl A3
0.800%, 04/16/2018	270	270
Santander Drive Auto Receivables Trust, Ser 2014-3, Cl A3
0.810%, 07/16/2018	500	499
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl A2A
0.670%, 01/16/2018	79	79
Santander Drive Auto Receivables Trust, Ser 2015-S1, Cl R1
1.930%, 09/17/2019 (C)	106	106
Santander Drive Auto Receivables Trust, Ser 2015-S7, Cl R1
1.970%, 03/16/2021 (C)	87	87
Tidewater Auto Receivables Trust, Ser 2014-AA, Cl A3
1.400%, 07/15/2018 (C)	175	175

		25,280

Credit Cards — 0.3%
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	411	413
Cabela’s Credit Card Master Note Trust, Ser 2012-1A, Cl A1
1.630%, 02/18/2020 (C)	200	201
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.477%, 05/15/2019 (A)	570	569
Citibank Credit Card Issuance Trust, Ser 2014-A3, Cl A3
0.403%, 05/09/2018 (A)	560	560
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/2021	1,250	1,274
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022	186	186

		3,203

Mortgage Related Securities — 0.8%
ABFC Trust, Ser 2004-OPT4, Cl A2
0.819%, 04/25/2034 (A)	68	67
Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
1.249%, 01/25/2034 (A)	505	478

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Aegis Asset-Backed Securities Trust, Ser 2004-5, Cl M1
1.174%, 12/25/2034 (A)	$270	$267
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2003-9, Cl AV1
0.959%, 09/25/2033 (A)	172	166
Argent Securities, Ser 2003-W5, Cl M1
1.249%, 10/25/2033 (A)	467	456
Asset-Backed Funding Certificates, Ser 2005-WMC1, Cl M1
0.859%, 06/25/2035 (A)	182	181
Bear Stearns Asset-Backed Securities Trust, Ser 2004-BO1, Cl M5
1.599%, 10/25/2034 (A)	360	361
Bear Stearns Asset-Backed Securities Trust, Ser 2004-HE10, Cl M1
1.174%, 12/25/2034 (A)	429	403
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.599%, 08/25/2043 (A)	355	350
Bear Stearns Asset-Backed Securities Trust, Ser 2005-TC2, Cl A3
0.569%, 08/25/2035 (A)	55	55
Bear Stearns Asset-Backed Securities Trust, Ser 2006-1, Cl A
0.474%, 02/25/2036 (A)	148	147
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
4.570%, 04/25/2034	370	385
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	34	33
Contimortgage Home Equity Trust, Ser 1997-2, CI A9
7.090%, 04/15/2028	—	—
HSBC Home Equity Loan Trust, Ser 2007-1, Cl AS
0.403%, 03/20/2036 (A)	35	34
HSBC Home Equity Loan Trust, Ser 2007-1, Cl M2
0.683%, 03/20/2036 (A)	2,000	1,882
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
1.403%, 11/20/2036 (A)	321	320
Master Asset Backed Securities Trust, Ser 2005-OPT1, Cl M1
0.794%, 03/25/2035 (A)	372	372

SEI Institutional Managed Trust / Annual Report / September 30, 2015	163

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley ABS Capital I Trust, Ser 2005-HE5, Cl M1
0.829%, 09/25/2035 (A)	$379	$373
Morgan Stanley ABS Capital I Trust, Ser 2005-HE6, Cl A2C
0.519%, 11/25/2035 (A)	381	375
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.919%, 10/25/2033 (A) (C)	170	161
New Century Home Equity Loan Trust, Ser 2005-3, Cl M1
0.679%, 07/25/2035 (A)	409	407
Nomura Home Equity Loan Home Equity Loan Trust, Ser 2006-HE1, Cl A4
0.489%, 02/25/2036 (A)	1,120	1,112
Normandy Mortgage Loan Trust, Ser 2013-NPL3, Cl A
4.949%, 09/16/2043 (C)	126	126
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M4
1.844%, 03/25/2035 (A)	520	512
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	29	29
Structured Asset Securities, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	54	54
Truman Capital Mortgage Loan Trust, Ser 2014-NPL1, Cl A1
3.228%, 07/25/2053 (C)	88	88
Truman Capital Mortgage Loan Trust, Ser 2014-NPL2, Cl A1
3.125%, 06/25/2054 (C)	34	34
Truman Capital Mortgage Loan Trust, Ser 2014-NPL3, Cl A1
3.125%, 04/25/2053 (C)	59	59

		9,287

Other Asset-Backed Securities — 6.0%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.994%, 12/27/2022 (A) (C)	87	86
Academic Loan Funding Trust, Ser 2013-1A, Cl A
0.999%, 12/26/2044 (A) (C)	179	178
Access Group, Ser 2004-2, Cl A3
0.485%, 10/25/2024 (A)	400	373
Airspeed, Ser 2007-1A, Cl G2
0.487%, 06/15/2032 (A) (C)	415	342
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	1,057	1,059

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	$1,328	$1,333
Ally Master Owner Trust, Ser 2014-5, Cl A1
0.697%, 10/15/2019 (A)	818	818
Ally Master Owner Trust, Ser 2015-2, Cl A1
0.777%, 01/15/2021 (A)	516	515
American Homes 4 Rent, Ser 2014-SFR3, Cl E
6.418%, 12/17/2036 (C)	100	105
American Homes 4 Rent, Ser 2015-SFR1, Cl E
5.639%, 04/17/2052 (C)	110	110
ARLP Securitization Trust Series, Ser 2015-1, Cl A1
3.967%, 05/25/2055 (C)	248	248
Axis Equipment Finance Receivables II, Ser 2013-1A, Cl A
1.750%, 03/20/2017 (C)	40	40
Axis Equipment Finance Receivables III, Ser 2015-1A, Cl A2
1.900%, 03/20/2020 (C)	140	140
B2R Mortgage Trust, Ser 2015-1, Cl A1
2.524%, 05/15/2048 (C)	100	100
Banc of America Funding Trust, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (C)	140	139
BCC Funding X, Ser 2015-1, Cl A2
2.224%, 10/20/2020 (C)	309	311
Blue Elephant Loan Trust, Ser 2015-1, Cl A
3.120%, 12/15/2022 (C)	176	176
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.482%, 02/25/2035 (A)	850	848
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.277%, 10/27/2036 (A)	400	391
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
0.624%, 02/25/2031 (A) (C)	184	175
BXG Receivables Note Trust, Ser 2012-A, Cl A
2.660%, 12/02/2027 (C)	39	39
CAM Mortgage Trust, Ser 2015-1, Cl A
3.375%, 07/15/2064 (C)	419	415
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
2.189%, 10/15/2021 (A) (C)	250	250

164	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.350%, 11/25/2034	$105	$109
CIT Education Loan Trust, Ser 2007-1, Cl A
0.416%, 03/25/2042 (A) (C)	574	535
Citi Held For Asset Issuance, Ser 2015-PM1, Cl A
1.850%, 12/15/2021 (C)	215	215
Citigroup Mortgage Loan Trust, Ser 2005-OPT3, Cl M1
0.629%, 05/25/2035 (A)	146	146
CNH Equipment Trust, Ser 2014-A, Cl A2
0.490%, 06/15/2017	32	32
Concord Funding, Ser 2012-2, Cl A
3.145%, 01/15/2017 (C)	200	200
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (C)	162	162
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
0.699%, 10/25/2034 (A)	614	563
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.734%, 12/25/2034 (A)	511	484
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.398%, 04/25/2047 (A)	507	497
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.347%, 07/15/2036 (A)	1,062	967
CWHEQ Revolving Home Equity Loan Trust, Ser 2005-D, Cl 2A
0.397%, 11/15/2035 (A)	534	482
DRB Prime Student Loan Trust, Ser 2015-B, Cl A2
3.170%, 07/25/2031 (C)	930	933
Educational Funding of the South, Ser 2011-1, Cl A2
0.945%, 04/25/2035 (A)	401	389
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
1.199%, 08/25/2034 (A)	1,057	983
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF4, Cl M1
0.844%, 05/25/2035 (A)	268	267
FirstKey Lending Trust, Ser 2015-SFR1, Cl A
2.553%, 03/09/2047 (C)	232	230

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	$539	$544
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.587%, 01/15/2018 (A)	112	112
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018	275	276
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	170	170
Ford Credit Floorplan Master Owner Trust, Ser 2014-2, Cl A
0.707%, 02/15/2021 (A)	290	288
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	640	641
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
0.777%, 01/15/2022 (A)	892	889
GCAT, Ser 2015-2, Cl A1
3.750%, 07/25/2020 (C)	240	240
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	371	374
GMAT Trust, Ser 2013-1A, Cl A
3.967%, 11/25/2043 (C)	126	127
GMAT Trust, Ser 2014-1A, Cl A
3.721%, 02/25/2044 (C)	26	26
GSAMP Trust, Ser 2005-HE4, Cl M1
0.644%, 07/25/2045 (A)	568	566
Higher Education Funding, Ser 2014-1, Cl A
1.379%, 05/25/2034 (A) (C)	463	450
HLSS Servicer Advance Receivables Trust, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (C)	146	146
HLSS Servicer Advance Receivables Trust, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (C)	150	150
HLSS Servicer Advance Receivables Trust, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (C)	586	584
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (C)	111	111
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	297	315

SEI Institutional Managed Trust / Annual Report / September 30, 2015	165

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (C)	$282	$297
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	398	414
JGWPT XXXIII, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (C)	194	196
JPMorgan Chase Acquisition, Ser 2005-OPT1, Cl M1
0.644%, 06/25/2035 (A)	922	915
Key Resorts, Ser 2014-A, Cl A
3.220%, 03/17/2031 (C)	109	110
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	248	259
Madison Avenue Manufactured Housing Contract, Ser 2002-A, Cl M2
2.444%, 03/25/2032 (A)	18	18
Magnetite XII, Ser 2015-12A, Cl A
1.789%, 04/15/2027 (A) (C)	200	199
MarketPlace Loan Trust, Ser 2015-OD1, Cl A
3.250%, 06/17/2017 (C)	156	156
MarketPlace Loan Trust, Ser 2015-OD2, Cl A
3.250%, 08/17/2017 (C)	210	210
MarketPlace Loan Trust, Ser 2015-OD3, Cl A
3.250%, 09/17/2017 (C)	400	399
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	792	839
Nationstar HECM Loan Trust, Ser 2015-1A, Cl A
3.844%, 05/25/2018 (C)	136	136
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (C)	178	178
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.505%, 03/27/2023 (A)	312	308
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.705%, 06/25/2031 (A)	1,005	987
Navient Student Loan Trust, Ser 2014-2, Cl A
0.835%, 03/25/2043 (A)	919	862
Navient Student Loan Trust, Ser 2014-3, Cl A
0.815%, 03/25/2043 (A)	922	866
Navient Student Loan Trust, Ser 2014-4, Cl A
0.815%, 03/25/2043 (A)	536	502

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.634%, 04/25/2023 (A)	$639	$631
Navient Student Loan Trust, Ser 2014-8, Cl B
1.699%, 07/26/2049 (A)	54	49
Navitas Equipment Receivables, Ser 2013-1, Cl A
1.950%, 11/15/2016 (C)	24	24
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.475%, 10/27/2036 (A)	424	404
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.455%, 01/25/2037 (A)	383	373
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.405%, 10/25/2033 (A)	492	469
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.419%, 03/23/2037 (A)	493	464
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.439%, 12/24/2035 (A)	425	404
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.499%, 03/22/2032 (A)	161	145
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.419%, 11/23/2022 (A)	52	52
Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.375%, 10/26/2026 (A)	145	145
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.676%, 03/25/2026 (A) (C)	150	146
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.994%, 04/25/2046 (A) (C)	135	135
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
1.044%, 02/25/2043 (A) (C)	777	772
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.149%, 11/25/2043 (A) (C)	500	458
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
0.794%, 09/25/2042 (A) (C)	965	928
North Carolina State, Education Assistance Authority, Ser 2011-2, Cl A2
1.076%, 07/25/2025 (A)	441	438
NRPL Trust, Ser 2015-2A, Cl A1
3.750%, 10/25/2057 (A) (C)	273	272

166	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
NRZ Advance Receivables Trust, Ser 2015-T1, Cl AT1
2.315%, 08/15/2046 (C)	$300	$300
NRZ Advance Receivables Trust, Ser 2015-T1, Cl CT1
3.100%, 08/15/2046 (C)	200	200
NYMT Residential, Ser 2012-RP1A
4.250%, 12/25/2017 (A) (C)	39	39
NYMT Residential, Ser 2013-RP3A
4.850%, 09/25/2018 (C)	144	144
Oak Hill Advisors Residential Loan Trust, Ser 2014-NPL2, Cl A1
3.475%, 04/25/2054 (C)	249	248
Oak Hill Advisors Residential Loan Trust, Ser 2015-NPL1, Cl A1
3.475%, 01/25/2055 (C)	231	231
Oak Hill Advisors Residential Loan Trust, Ser 2015-NPL2, Cl A1
3.721%, 07/25/2055 (C)	225	224
Ocwen Freddie Advance Funding, Ser 2015-T1, Cl AT1
2.062%, 11/15/2045 (C)	100	100
Ocwen Master Advance Receivables Trust, Ser 2015-1, Cl DT1
4.100%, 09/17/2046 (C)	219	219
OneMain Financial Issuance Trust, Ser 2014-2A, Cl A
2.470%, 09/18/2024 (C)	478	479
OneMain Financial Issuance Trust, Ser 2015-1A, Cl A
3.190%, 03/18/2026 (C)	288	293
OneMain Financial Issuance Trust, Ser 2015-2A, Cl A
2.570%, 07/18/2025 (C)	525	528
OneMain Financial Issuance Trust, Ser 2015-2A, Cl B
3.100%, 07/18/2025 (C)	116	117
Park Place Securities, Ser 2004-MCW1, Cl M1
1.137%, 10/25/2034 (A)	63	63
Park Place Securities, Ser 2004-MHQ1, Cl M2
1.324%, 12/25/2034 (A)	391	391
Park Place Securities, Ser 2004-WCW1, Cl M2
1.219%, 09/25/2034 (A)	446	443
Pretium Mortgage Credit Partners, Ser 2015-NPL2, Cl A1
3.750%, 07/27/2030 (C)	242	242
Progress Residential Trust, Ser 2015-SFR2, Cl A
2.740%, 06/12/2032 (C)	341	339

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Progresso Receivables Funding, Ser 2015-B
3.000%, 07/28/2020	$250	$250
RAMP Trust, Ser 2005-EFC5, Cl M1
0.594%, 10/25/2035 (A)	623	619
RAMP Trust, Ser 2005-RZ3, Cl A3
0.594%, 09/25/2035 (A)	657	653
RAMP Trust, Ser 2006-RZ1, Cl A3
0.499%, 03/25/2036 (A)	155	152
RMAT, Ser 2015-NPL1, Cl A1
3.750%, 05/25/2055 (C)	114	114
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	405	425
Scholar Funding Trust, Ser 2011-A, Cl A
1.194%, 10/28/2043 (A) (C)	292	290
Selene Non-Performing Loans, Ser 2014-1A, Cl A
2.981%, 05/25/2054 (C)	73	73
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.721%, 05/15/2028 (A)	109	108
SLM Private Education Loan Trust, Ser 2012-C, Cl A1
1.307%, 08/15/2023 (A) (C)	275	275
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	667	681
SLM Private Education Loan Trust, Ser 2012-E, Cl A1
0.957%, 10/16/2023 (A) (C)	41	41
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B
1.957%, 06/15/2045 (A) (C)	120	122
SLM Private Education Loan Trust, Ser 2013-1, Cl B
1.994%, 11/25/2043 (A)	180	162
SLM Private Education Loan Trust, Ser 2013-A, Cl A1
0.807%, 08/15/2022 (A) (C)	148	147
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
0.857%, 07/15/2022 (A) (C)	204	204
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)	106	106
SLM Student Loan Trust, Ser 2003-11, Cl A6
1.087%, 12/15/2025 (A) (C)	350	336
SLM Student Loan Trust, Ser 2004-10, Cl A6A
0.845%, 04/27/2026 (A) (C)	676	667

SEI Institutional Managed Trust / Annual Report / September 30, 2015	167

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.465%, 07/25/2023 (A)	$558	$547
SLM Student Loan Trust, Ser 2004-8, Cl B
0.755%, 01/25/2040 (A)	121	103
SLM Student Loan Trust, Ser 2004-9, Cl A5
0.445%, 01/27/2020 (A)	650	650
SLM Student Loan Trust, Ser 2005-2, Cl A5
0.385%, 04/27/2020 (A)	698	698
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.395%, 04/25/2025 (A)	65	64
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.435%, 10/25/2028 (A)	574	535
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.495%, 07/27/2026 (A)	157	157
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.435%, 10/27/2031 (A)	474	449
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.445%, 10/25/2029 (A)	337	316
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.415%, 01/27/2025 (A)	595	593
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.465%, 01/25/2041 (A)	540	475
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.395%, 01/25/2021 (A)	531	508
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.455%, 01/25/2041 (A)	540	469
SLM Student Loan Trust, Ser 2007-2, Cl A3
0.335%, 01/25/2019 (A)	720	711
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.355%, 07/25/2022 (A)	618	578
SLM Student Loan Trust, Ser 2007-2, Cl B
0.465%, 07/25/2025 (A)	178	149
SLM Student Loan Trust, Ser 2007-3, Cl A3
0.335%, 04/25/2019 (A)	946	932
SLM Student Loan Trust, Ser 2007-5, Cl A5
0.375%, 01/25/2024 (A)	208	205

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2007-6, Cl B
1.145%, 04/27/2043 (A)	$140	$116
SLM Student Loan Trust, Ser 2007-7, Cl B
1.045%, 10/25/2028 (A)	250	199
SLM Student Loan Trust, Ser 2008-2, Cl B
1.495%, 01/25/2029 (A)	160	129
SLM Student Loan Trust, Ser 2008-3, Cl B
1.495%, 04/25/2029 (A)	160	132
SLM Student Loan Trust, Ser 2008-4, Cl A4
1.945%, 07/25/2022 (A)	1,300	1,306
SLM Student Loan Trust, Ser 2008-4, Cl B
2.145%, 04/25/2029 (A)	160	145
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.595%, 01/25/2018 (A)	49	49
SLM Student Loan Trust, Ser 2008-5, Cl A4
1.995%, 07/25/2023 (A)	510	512
SLM Student Loan Trust, Ser 2008-5, Cl B
2.145%, 07/25/2029 (A)	160	148
SLM Student Loan Trust, Ser 2008-6, Cl B
2.145%, 07/25/2029 (A)	160	140
SLM Student Loan Trust, Ser 2008-7, Cl B
2.145%, 07/25/2029 (A)	160	140
SLM Student Loan Trust, Ser 2008-8, Cl B
2.545%, 10/25/2029 (A)	160	153
SLM Student Loan Trust, Ser 2008-9, Cl A
1.795%, 04/25/2023 (A)	852	854
SLM Student Loan Trust, Ser 2008-9, Cl B
2.545%, 10/25/2029 (A)	160	154
SLM Student Loan Trust, Ser 2010-1, Cl A
0.594%, 03/25/2025 (A)	266	262
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.949%, 05/26/2026 (A)	211	209
SLM Student Loan Trust, Ser 2012-6, Cl B
1.194%, 04/27/2043 (A)	249	220
SLM Student Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (C)	173	177

168	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2013-2, Cl B
1.699%, 06/25/2043 (A)	$128	$119
SLM Student Loan Trust, Ser 2013-3, Cl B
1.694%, 09/25/2043 (A)	136	126
SLM Student Loan Trust, Ser 2013-4, Cl A
0.744%, 06/25/2027 (A)	336	330
SLM Student Loan Trust, Ser 2013-5, Cl A2
0.599%, 10/26/2020 (A)	203	202
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.699%, 02/25/2021 (A)	125	124
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	129	133
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	515	514
SLM Student Loan Trust, Ser 2014-2, Cl A3
0.784%, 03/26/2029 (A)	448	439
SLM Student Loan Trust, Ser 2014-A, Cl A1
0.807%, 07/15/2022 (A) (C)	377	376
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)	225	230
Small Business Administration, Ser 2013-20I, Cl 1
3.620%, 09/01/2033	206	221
Small Business Administration, Ser 2013-20L, Cl 1
3.380%, 12/01/2033	168	176
Small Business Administration, Ser 2015-20A, Cl 1
2.520%, 01/01/2035	245	247
Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/2035	70	70
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
0.807%, 07/17/2023 (A) (C)	124	124
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	593	586
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.207%, 06/15/2027 (A) (C)	496	489
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	335	340

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
1.407%, 07/15/2027 (A) (C)	$404	$402
SpringCastle America Funding, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (C)	502	502
SpringCastle America Funding, Ser 2014-AA, Cl B
4.610%, 10/25/2027 (C)	125	128
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (C)	216	217
Springleaf Funding Trust, Ser 2013-BA, Cl A
3.920%, 01/16/2023 (C)	250	250
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (C)	467	467
Springleaf Funding Trust, Ser 2015-AA, Cl A
3.160%, 11/15/2024 (C)	346	349
Stanwich Mortgage Loan Trust, Ser 2013-NPL2, Cl A
3.228%, 04/16/2059 (C)	60	60
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.744%, 09/25/2034 (A)	495	472
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
0.794%, 05/25/2035 (A)	863	863
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF2, Cl A3
0.344%, 07/25/2036 (A)	91	91
Trade Maps, Ser 2013-1A, Cl A
0.903%, 12/10/2018 (A) (C)	737	737
Trafigura Securitisation Finance, Ser 2014-1A, Cl A
1.157%, 10/15/2021 (A) (C)	266	265
Tricon American Homes Trust, Ser 2015-SFR1, Cl A
1.457%, 05/17/2032 (A) (C)	100	98
US Residential Opportunity Fund Trust, Ser 2015-1II, Cl A
3.721%, 02/27/2035 (C)	235	235
US Residential Opportunity Fund Trust, Ser 2015-1III, Cl A
3.721%, 01/27/2035 (C)	299	298
VOLT XIX, Ser 2014-NP11, Cl A1
3.875%, 04/25/2055 (C)	208	209
VOLT XXV, Ser 2015-NPL8, Cl A1
3.500%, 06/26/2045 (C)	462	459
VOLT XXVI, Ser 2014-NPL6, Cl A1
3.125%, 09/25/2043 (C)	210	210

SEI Institutional Managed Trust / Annual Report / September 30, 2015	169

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
VOLT XXVII, Ser 2014-NPL7, Cl A1
3.375%, 08/27/2057 (C)	$363	$363
VOLT XXX, Ser 2015-NPL1, Cl A1
3.625%, 10/25/2057 (C)	207	207
VOLT XXXI, Ser 2015-NPL2, Cl A1
3.375%, 02/25/2055 (C)	169	168
VOLT XXXIII, Ser 2015-NPL5, Cl A1
3.500%, 03/25/2055 (C)	371	370
VOLT XXXV, Ser 2015-NPL9, Cl A1
3.500%, 06/26/2045 (C)	203	202
VOLT, Ser 2014-NPL5, Cl A1
3.228%, 09/25/2058	125	125
VOLT, Ser 2014-NPL6, Cl A2
4.250%, 09/25/2043	100	99
VOLT, Ser 2015-NPL3, Cl A1
3.375%, 10/25/2058 (C)	318	318
VOLT, Ser 2015-NPL4, Cl A1
3.500%, 02/25/2055	198	197
VOLT, Ser 2015-NPL6, Cl A1
3.500%, 02/25/2055	371	370

		72,340

Total Asset-Backed Securities (Cost $109,372) ($ Thousands)		110,110

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
FHLB
5.500%, 07/15/2036	300	397
3.150%, 06/28/2030 (D)	1,110	1,111
0.875%, 05/24/2017	10	10
0.180%, 11/18/2015 (B)	7,665	7,663
0.075%, 10/05/2015 (B)	2,895	2,895
FICO STRIPS
9.800%, 11/30/2017	875	1,041
8.600%, 09/26/2019	845	1,078
4.560%, 09/26/2019 (B)	100	94
3.631%, 12/06/2017 (B)	660	644
1.628%, 10/06/2017 (B)	360	354
0.000%, 05/11/2018 to 12/06/2018 (B)	2,125	2,043
FNMA
5.375%, 06/12/2017	50	54
3.920%, 06/01/2017 (B)	600	593
2.628%, 10/09/2019 (B)	4,270	3,965
2.625%, 09/06/2024	303	310
0.110%, 10/19/2015 (B)	2,890	2,890
Resolution Funding STRIPS (B)
2.241%, 07/15/2020	1,400	1,288
1.827%, 10/15/2019	200	187
Tennessee Valley Authority
5.880%, 04/01/2036	250	329

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.250%, 09/15/2039	390	$484
4.625%, 09/15/2060	60	66
4.250%, 09/15/2065	601	604
2.875%, 09/15/2024	775	791
1.750%, 10/15/2018	83	85

Total U.S. Government Agency Obligations (Cost $28,496) ($ Thousands)		28,976

SOVEREIGN DEBT — 1.6%
Brazilian Government International Bond
5.000%, 01/27/2045	200	149
Colombia Government International Bond
5.625%, 02/26/2044	1,070	1,000
4.500%, 01/28/2026	262	255
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	200
Hashemite Kingdom of Jordan Government AID Bond
3.000%, 06/30/2025	420	433
2.578%, 06/30/2022	476	492
Indonesia Government International Bond MTN (C)
4.125%, 01/15/2025	225	209
3.750%, 04/25/2022	470	448
Israel Government AID Bond (B)
2.993%, 02/15/2025	1,000	774
2.971%, 08/15/2025	609	462
2.564%, 11/15/2019	500	468
Japan Bank for International Cooperation
1.750%, 05/28/2020	465	464
Japan Treasury Discount Bill
0.000%, 12/10/2015 (B)	JPY 140,000	1,169
Mexico Government International Bond
5.750%, 10/12/2110	561	525
5.550%, 01/21/2045	3,172	3,247
4.750%, 03/08/2044	60	55
4.000%, 10/02/2023	144	147
3.600%, 01/30/2025	520	509
3.500%, 01/21/2021	195	198
Peruvian Government International Bond
6.550%, 03/14/2037	50	57
5.625%, 11/18/2050	414	427
4.125%, 08/25/2027	125	122
Poland Government International Bond
5.000%, 03/23/2022	100	112
4.000%, 01/22/2024	1,257	1,329

170	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Province of Quebec Canada
6.350%, 01/30/2026	$70	$89
2.625%, 02/13/2023	620	632
Russia Government International Bond
7.500%, 03/31/2030 (C)(D)	726	854
Slovakia Government International Bond
4.375%, 05/21/2022 (C)	680	758
Slovenia Government International Bond (C)
5.850%, 05/10/2023	200	229
5.500%, 10/26/2022	200	225
5.250%, 02/18/2024	615	676
South Africa Government International Bond
5.875%, 09/16/2025	750	799
Turkey Government International Bond
6.250%, 09/26/2022	450	481
5.750%, 03/22/2024	580	601
United Mexican States MTN
6.050%, 01/11/2040	100	110

Total Sovereign Debt (Cost $18,431) ($ Thousands)		18,705

MUNICIPAL BONDS — 0.4%
American Municipal Power, Build America Project, RB
7.499%, 02/15/2050	80	106
California State, Build America Project, GO
7.600%, 11/01/2040	265	389
6.650%, 03/01/2022	250	304
California State, GO
6.200%, 03/01/2019	300	344
Chicago, Ser B, GO
6.314%, 01/01/2044	260	238
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	430	590
Illinois State, GO
5.100%, 06/01/2033	60	56
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	285	394
Los Angeles, Department of Airports, Build America Project, RB
6.582%, 05/15/2039	25	32

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041	$386	$517
New York and New Jersey, Port Authority, RB
5.647%, 11/01/2040	105	125
4.458%, 10/01/2062	395	382
New York City, Transitional Finance Authority, Future Tax Secured, RB
5.508%, 08/01/2037	275	332
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	341	462
Ohio State University, Ser A, RB
4.800%, 06/01/2111	281	271

Total Municipal Bonds (Cost $4,140) ($ Thousands)		4,542

COLLATERALIZED DEBT OBLIGATIONS (A) (C) — 0.2%

Other Asset-Backed Securities — 0.2%
AMMC CLO XIV, Ser 2014-14A, Cl A1L
1.745%, 07/27/2026	500	497
Ballyrock CLO, Ser 2014-1A, Cl A1
1.767%, 10/20/2026	150	150
Cent CLO 18, Ser 2013-18A, Cl A
1.414%, 07/23/2025	500	492
Eaton Vance CLO, Ser 2014-1A, Cl A
1.739%, 07/15/2026	200	199
Flatiron CLO, Ser 2014-1A, Cl A1
1.669%, 07/17/2026	500	495
Voya CLO, Ser 2014-1A, Cl A1
1.787%, 04/18/2026	540	540
Voya CLO, Ser 2014-2A, Cl A1
1.624%, 07/17/2026	500	497

Total Collateralized Debt Obligations (Cost $2,883) ($ Thousands)		2,870

U.S. TREASURY OBLIGATIONS — 32.2%
U.S. Treasury Bills (B)
0.090%, 01/07/2016 (E)	80	80
0.015%, 10/15/2015	2,400	2,400
U.S. Treasury Bonds
7.274%, 08/15/2023 (B)	1,330	1,135
6.375%, 08/15/2027	50	72
6.125%, 08/15/2029	50	73
5.375%, 02/15/2031	100	139
5.250%, 02/15/2029	100	134
5.000%, 05/15/2037	965	1,353

SEI Institutional Managed Trust / Annual Report / September 30, 2015	171

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.500%, 05/15/2038	$300	$393
4.500%, 08/15/2039	25	33
4.250%, 05/15/2039	200	252
3.750%, 11/15/2043	790	930
3.375%, 11/15/2019	823	894
3.307%, 08/15/2044 (B)	1,265	528
3.250%, 12/31/2016	500	517
3.125%, 02/15/2043	2,170	2,273
3.000%, 11/15/2044	2,045	2,088
3.000%, 05/15/2045	18,364	18,793
2.875%, 05/15/2043	20,855	20,788
2.875%, 08/15/2045	8,321	8,317
2.750%, 08/15/2042	915	892
2.750%, 11/15/2042	2,505	2,439
2.625%, 11/15/2020	1,985	2,099
2.500%, 02/15/2045	17,112	15,753
2.000%, 10/31/2021	600	612
1.750%, 09/30/2019	11,765	12,014
1.000%, 11/30/2019	8,295	8,212
U.S. Treasury Inflation Protected Securities
2.500%, 07/15/2016	1,985	2,018
2.500%, 01/15/2029	111	133
2.375%, 01/15/2025	2,804	2,705
2.125%, 02/15/2040	232	273
2.000%, 01/15/2016	1,395	1,391
1.750%, 01/15/2028	113	126
1.375%, 02/15/2044	4,250	4,312
0.750%, 02/15/2042	222	194
0.750%, 02/15/2045	1,733	1,503
0.625%, 01/15/2024	153	153
0.625%, 02/15/2043	3,509	2,955
0.375%, 07/15/2025	1,333	1,299
0.125%, 04/15/2016	1,870	1,852
0.125%, 04/15/2017	956	953
0.125%, 04/15/2019	153	152
0.125%, 01/15/2022	527	514
0.125%, 07/15/2024	1,915	1,827
U.S. Treasury Notes
4.750%, 02/15/2037	100	136
4.625%, 11/15/2016	1,400	1,466
4.500%, 05/15/2017	1,700	1,808
4.375%, 02/15/2038	650	836
3.625%, 08/15/2019	2,410	2,632
3.625%, 02/15/2044	888	1,021
3.500%, 02/15/2018	6,645	6,759
3.375%, 05/15/2044	1,398	1,534
3.125%, 05/15/2019	4,275	4,579
3.125%, 05/15/2021	1,250	1,355
2.750%, 05/31/2017	1,002	1,038
2.750%, 02/28/2018	1,885	1,946
2.750%, 02/15/2019	450	475
2.375%, 05/31/2018	1,070	1,092
2.375%, 08/15/2024	200	206
2.250%, 11/15/2024	3,710	3,779

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.125%, 01/31/2021	$650	$671
2.125%, 12/31/2021	9,860	10,125
2.125%, 05/15/2025	6,003	6,039
2.000%, 08/15/2025	11,237	11,178
1.875%, 11/30/2021	2,580	2,613
1.750%, 03/31/2022	1,820	1,825
1.750%, 09/30/2022	1,507	1,506
1.750%, 05/15/2023	2,325	2,305
1.625%, 03/31/2019	4,470	4,552
1.625%, 07/31/2019	8,000	8,137
1.625%, 12/31/2019	3,765	3,822
1.625%, 06/30/2020	7,385	7,478
1.625%, 07/31/2020	468	474
1.500%, 07/31/2016	360	363
1.500%, 08/31/2018	400	407
1.500%, 01/31/2019	3,329	3,379
1.500%, 05/31/2019	2,335	2,366
1.500%, 10/31/2019	1,536	1,553
1.500%, 09/30/2020	22,532	22,532
1.500%, 01/31/2022	2,030	2,007
1.375%, 02/28/2019	2,015	2,036
1.375%, 04/30/2020	40	40
1.375%, 08/31/2020	10,945	10,958
1.125%, 12/31/2019	3,910	3,887
1.000%, 03/15/2018	1,344	1,351
1.000%, 08/15/2018	412	413
1.000%, 09/15/2018	7,291	7,308
1.000%, 09/30/2019	1,314	1,303
0.875%, 04/30/2017	2,118	2,129
0.875%, 05/15/2017	3,789	3,808
0.875%, 07/15/2017	3,580	3,597
0.875%, 08/15/2017	4,822	4,844
0.875%, 01/15/2018 (E)	5,820	5,836
0.875%, 07/15/2018	164	164
0.750%, 04/15/2018	4,546	4,539
0.625%, 07/31/2017	4,829	4,831
0.625%, 08/31/2017	11,240	11,240
0.625%, 09/30/2017	15,040	15,033
0.625%, 11/30/2017	460	459
U.S. Treasury STRIPS (B)
25.571%, 05/15/2032	850	543
10.171%, 11/15/2022	1,100	963
6.075%, 05/15/2026	700	547
5.741%, 05/15/2036	100	56
5.662%, 05/15/2029	100	71
5.610%, 02/15/2024	1,275	1,071
5.290%, 05/15/2034	275	164
5.260%, 08/15/2027	800	601
5.152%, 02/15/2034	250	151
5.111%, 02/15/2028	653	482
5.043%, 05/15/2028	830	608
5.026%, 08/15/2033	300	184
4.993%, 05/15/2033	975	602
4.910%, 11/15/2026	1,100	846

172	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.721%, 08/15/2019	$1,350	$1,287
4.520%, 05/15/2024	300	250
4.403%, 02/15/2030	1,300	897
4.374%, 11/15/2032	500	314
4.347%, 05/15/2030	400	274
4.343%, 11/15/2030	1,450	975
4.320%, 11/15/2033	750	455
4.233%, 11/15/2029	550	383
4.211%, 02/15/2027	1,450	1,107
4.113%, 11/15/2027	1,900	1,416
3.979%, 08/15/2020	3,550	3,306
3.957%, 05/15/2027	315	239
3.938%, 11/15/2024	250	205
3.891%, 08/15/2030	700	475
3.876%, 02/15/2033	400	249
3.860%, 11/15/2016	200	199
3.679%, 02/15/2017	4,460	4,428
3.648%, 11/15/2031	710	462
3.611%, 05/15/2031	560	370
3.593%, 02/15/2031	1,025	684
3.509%, 05/15/2018	130	127
3.459%, 02/15/2018	925	907
3.379%, 02/15/2032	1,050	676
3.370%, 08/15/2031	275	180
3.350%, 08/15/2029	275	193
3.340%, 05/15/2020	3,959	3,700
3.270%, 02/15/2029	700	500
3.226%, 11/15/2017	650	640
3.019%, 05/15/2035	100	58
2.941%, 05/15/2019	2,725	2,612
2.910%, 11/15/2034	200	117
2.869%, 08/15/2028	100	73
2.733%, 08/15/2022	100	88
2.713%, 05/15/2023	1,800	1,550
2.712%, 08/15/2021	450	407
2.690%, 08/15/2032	500	317
2.687%, 02/15/2023	3,350	2,908
2.613%, 08/15/2039	100	50
2.602%, 05/15/2025	300	242
2.562%, 05/15/2022	1,240	1,097
2.527%, 11/15/2023	350	297
2.474%, 02/15/2022	1,885	1,684
2.398%, 02/15/2021	2,880	2,640
2.324%, 11/15/2021	1,060	953
1.961%, 05/15/2021	4,165	3,792
1.887%, 11/15/2019	300	284
1.430%, 08/15/2026	47	36
1.274%, 02/15/2020	2,435	2,295
1.136%, 02/15/2035	40	23

Total U.S. Treasury Obligations (Cost $377,605) ($ Thousands)		386,653

Description	Shares/Contracts	Market Value ($ Thousands)

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**†	55,863,927	$55,864

Total Cash Equivalent (Cost $55,864) ($ Thousands)		55,864

Total Investments — 105.7% (Cost $1,248,347) ($ Thousands)		$1,271,510

PURCHASED OPTIONS*‡‡ — 0.0%
November 2015, IMM Euro Future Put, Expires 11/21/15, Strike Price $99.50	103	$3
November 2015, U.S. 10-Year Treasury Note Call, Expires 10/17/15, Strike Price $131.00	4	—
November 2015, U.S. 10-Year Treasury Note Put, Expires 10/17/15, Strike Price $126.00	31	2
November 2015, U.S. Long Treasury Bond Future Call, Expires 10/17/15, Strike Price $157.00	8	16
November 2015, U.S. Long Treasury Bond Future Put, Expires 10/17/15, Strike Price $151.00	8	1

Total Purchased Options (Cost $46) ($ Thousands)		22

WRITTEN OPTIONS*‡‡ — 0.0%
December 2015, U.S. 10-Year Treasury Note Call, Expires 11/21/15, Strike Price $131.50	(17)	(4)
December 2015, U.S. 10-Year Treasury Note Call, Expires 11/21/15, Strike Price $131.00	(12)	(4)
December 2015, U.S. 10-Year Treasury Note Call, Expires 11/21/15, Strike Price $133.00	(26)	(2)
March 2016, IMM Euro Future Call, Expires 03/19/16, Strike Price $99.25	(18)	(11)
November 2015, U.S. 10-Year Treasury Note Call, Expires 10/17/15, Strike Price $128.00	(88)	(96)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	173

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Concluded)

September 30, 2015

Description	Contracts	Market Value ($ Thousands)
November 2015, U.S. 10-Year Treasury Note Call, Expires 10/17/15, Strike Price $129.00	(19)	$(10)
November 2015, U.S. 10-Year Treasury Note Call, Expires 10/17/15, Strike Price $129.50	(15)	(5)
November 2015, U.S. 10-Year Treasury Note Put, Expires 10/17/15, Strike Price $124.00	(62)	(1)
November 2015, U.S. 5-Year Treasury Note Call, Expires 10/17/15, Strike Price $120.75	(16)	(4)
November 2015, U.S. 5-Year Treasury Note Call, Expires 10/17/15, Strike Price $120.50	(16)	(6)
November 2015, U.S. Short Treasury Bond Future Call, Expires 10/17/15, Strike Price $160.00	(16)	(14)
November 2015, U.S. Short Treasury Bond Future Call, Expires 10/17/15, Strike Price $165.00	(16)	(3)
November 2015, U.S. Short Treasury Bond Future Call, Expires 10/17/15, Strike Price $163.00	(16)	(5)
November 2015, U.S. Short Treasury Bond Future Call, Expires 10/17/15, Strike Price $162.00	(23)	(10)
November 2015, U.S. Short Treasury Bond Future Call, Expires 10/17/15, Strike Price $161.00	(12)	(8)
November 2015, U.S. Short Treasury Bond Future Put, Expires 10/17/15, Strike Price $148.00	(16)	(1)
November 2015, U.S. Short Treasury Bond Future Put, Expires 10/17/15, Strike Price $149.00	(8)	(1)

Total Written Options (Premiums Received ($142)) ($ Thousands)		$(185)

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

	Number of Contracts Long/(Short)	Expiration	Unrealized Appreciation/ (Depreciation)
90-Day Euro$	(44)	Dec-2016	$(54)
Euribor Ice	(403)	Mar-2016	(180)
U.S. 10-Year Treasury Note	71	Dec-2015	51
U.S. 10-Year Treasury Note	(112)	Dec-2015	(98)
U.S. 2-Year Treasury Note	(241)	Dec-2015	(47)
U.S. 2-Year Treasury Note	16	Dec-2015	3
U.S. 5-Year Treasury Note	354	Jan-2016	230
U.S. Long Treasury Bond	(161)	Dec-2015	(125)
U.S. Ultra Long Treasury Bond	(114)	Dec-2015	(234)
U.S. Ultra Long Treasury Bond	93	Dec-2015	(99)

			$(553)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Depreciation ($ Thousands)
12/10/15	JPY	140,000	USD	1,122	$(48)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Barclays PLC	$(1,170)	$1,122	$(48)

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

174	SEI Institutional Managed Trust / Annual Report / September 30, 2015

A list of outstanding OTC swap agreements held by the Fund at September 30, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	$830	$(38)
Barclays Bank PLC	2.48%	3 Month USD - LIBOR	11/15/27	415	(46)
Barclays Bank PLC	2.42%	3 Month USD - LIBOR	11/15/27	420	(42)

					$(126)

A list of outstanding centrally cleared swap agreements held by the Fund at September 30, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	3.68%	3 Month USD - LIBOR	11/15/43	$725	$(175)

For the year ended September 30, 2015, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,202,602 ($ Thousands).

*	Non-Income Producing Security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

‡‡	For the year ended September 30, 2015, the total amount of all purchased and written options, as presented in the Schedule of Investments are representative of the volume of activity for these derivative types during the year.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield as of September 30, 2015. The coupon on a step bond changes on a specified date.

(E)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

EUR — Euro

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principle Only

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$374,610	$—	$374,610
Corporate Obligations	—	289,180	—	289,180
Asset-Backed Securities	—	110,110	—	110,110
U.S Government Agency
Obligations	—	28,976	—	28,976
Sovereign Debt	—	18,705	—	18,705
Municipal Bonds	—	4,542	—	4,542
Collateralized Debt Obligations	—	2,870	—	2,870
U.S. Treasury Obligations	—	386,653	—	386,653
Cash Equivalent	55,864	—	—	55,864

Total Investments in Securities	$55,864	$1,215,646	$—	$1,271,510

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$22	$—	$—	$22
Written Options	(185)	—	—	(185)
Futures Contracts*
Unrealized Appreciation	284	—	—	284
Unrealized Depreciation	(837)	—	—	(837)
Forwards Contracts*
Unrealized Depreciation	—	(48)	—	(48)
OTC Swaps*
Interest Rate Swaps
Unrealized Depreciation	—	(126)	—	(126)
Centrally Cleared Swaps*
Interest Rate Swaps
Unrealized Depreciation	—	(175)	—	(175)

Total Other Financial Instruments	$(716)	$(349)	$—	$(1,065)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2015, there were no level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	175

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 76.3%

Consumer Discretionary — 19.8%
1011778 BC ULC/New Red Finance
6.000%, 04/01/2022 (A)	$1,976	$2,006
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)	150	1
0.000%, 02/15/2004 (B)	25	—
0.000%, 01/15/2009 (B)	225	1
Affinion Group Holdings
7.875%, 12/15/2018	654	481
Affinity Gaming
9.000%, 05/15/2018	5,395	5,368
AMC Entertainment
5.750%, 06/15/2025	2,485	2,417
American Axle & Manufacturing
6.250%, 03/15/2021	845	843
Apex Tool Group
7.000%, 02/01/2021 (A)	1,770	1,451
Ashtead Capital
6.500%, 07/15/2022 (A)	2,855	2,983
Aventine (Escrow Security)
0.000%, 10/15/2049 (B) (C) (D) (E)	2,750	1
AVINTIV Specialty Materials
7.750%, 02/01/2019	701	728
6.875%, 06/01/2019	1,949	2,067
Beazer Homes USA
5.750%, 06/15/2019	1,560	1,466
Belo
7.750%, 06/01/2027	1,675	1,809
Bon-Ton Department Stores
8.000%, 06/15/2021	4,685	2,764
Boyd Gaming
9.000%, 07/01/2020	1,980	2,104
6.875%, 05/15/2023	970	985

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Brookfield Residential Properties
6.375%, 05/15/2025 (A)	$458	$432
Cable One
5.750%, 06/15/2022 (A)	1,410	1,390
Cablevision Systems
7.750%, 04/15/2018	500	500
5.875%, 09/15/2022	2,112	1,600
Caesars Entertainment Operating
9.000%, 02/15/2020 (B)	13,785	11,294
8.500%, 02/15/2020 (B)	1,260	1,033
Caesars Entertainment Resort Properties
8.000%, 10/01/2020	3,259	3,096
Caesars Growth Properties Holdings
9.375%, 05/01/2022	780	610
Caleres
6.250%, 08/15/2023 (A)	2,815	2,815
CCO Holdings
6.625%, 01/31/2022	270	272
6.500%, 04/30/2021	1,035	1,040
5.875%, 05/01/2027 (A)	1,304	1,209
5.375%, 05/01/2025 (A)	1,455	1,326
5.250%, 03/15/2021	320	315
5.250%, 09/30/2022	2,000	1,875
5.125%, 02/15/2023	2,000	1,845
5.125%, 05/01/2023 (A)	685	632
CCO Safari II
6.384%, 10/23/2035 (A)	315	319
4.908%, 07/23/2025 (A)	1,624	1,616
Cedar Fair
5.375%, 06/01/2024	1,174	1,177
5.250%, 03/15/2021	2,250	2,278
Century Communities
6.875%, 05/15/2022 (A)	1,630	1,548
6.875%, 05/15/2022	2,500	2,375
Chester Downs & Marina
9.250%, 02/01/2020 (A)	4,490	3,379
Chinos Intermediate Holdings
7.750%, 05/01/2019 (A)	525	201
Cinemark USA
7.375%, 06/15/2021	565	590
5.125%, 12/15/2022	1,390	1,362
4.875%, 06/01/2023	400	382
Claire’s Stores
9.000%, 03/15/2019 (A)	2,650	2,113
8.875%, 03/15/2019	2,950	1,151
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	1,970	1,973
6.500%, 11/15/2022	3,750	3,757
Cogeco Cable
4.875%, 05/01/2020 (A)	1,050	1,040
Columbus International
7.375%, 03/30/2021 (A)	2,345	2,418

176	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CSC Holdings
8.625%, 02/15/2019	$2,125	$2,189
6.750%, 11/15/2021	1,250	1,119
5.250%, 06/01/2024	1,334	1,052
CST Brands
5.000%, 05/01/2023	350	347
Cumulus Media Holdings
7.750%, 05/01/2019	3,125	2,242
Dana Holding
6.750%, 02/15/2021	1,108	1,150
6.000%, 09/15/2023	875	882
5.500%, 12/15/2024	465	448
5.375%, 09/15/2021	200	197
DISH DBS
6.750%, 06/01/2021	1,790	1,724
5.875%, 07/15/2022	4,075	3,606
5.875%, 11/15/2024	3,595	3,054
5.000%, 03/15/2023	2,685	2,249
Dollar Tree (A)
5.750%, 03/01/2023	839	870
5.250%, 03/01/2020	109	112
DreamWorks Animation
6.875%, 08/15/2020 (A)	1,025	994
Eldorado Resorts
7.000%, 08/01/2023 (A)	3,655	3,591
Empire Today
11.375%, 02/01/2017 (A)	2,000	1,840
ESH Hospitality
5.250%, 05/01/2025 (A)	680	668
Expo Event Transco
9.000%, 06/15/2021 (A)	1,950	1,950
FCA US
8.250%, 06/15/2021	715	759
Fiat Chrysler Automobiles
5.250%, 04/15/2023	200	187
4.500%, 04/15/2020	210	200
Fontainebleau Las Vegas Holdings
10.250%, 06/15/2015 (A) (B)	3,108	—
Gannett (A)
5.500%, 09/15/2024	336	327
4.875%, 09/15/2021	160	157
General Motors
4.875%, 10/02/2023	1,180	1,197
General Motors Financial
3.450%, 04/10/2022	250	240
Gibson Brands
8.875%, 08/01/2018 (A)	1,414	1,248
Goodyear Tire & Rubber
8.750%, 08/15/2020	155	183
6.500%, 03/01/2021	2,700	2,828
Guitar Center (A)
9.625%, 04/15/2020	3,435	2,885
6.500%, 04/15/2019	3,590	3,303

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Gymboree
9.125%, 12/01/2018	$785	$243
Harrah’s Operating
11.250%, 06/01/2017 (B)	530	424
Hillman Group
6.375%, 07/15/2022 (A)	535	492
Hilton Worldwide Finance
5.625%, 10/15/2021	290	299
iHeartCommunications
14.000%, 02/01/2021	1,481	614
10.625%, 03/15/2023	703	598
10.000%, 01/15/2018	655	347
9.000%, 12/15/2019	529	455
9.000%, 03/01/2021	425	357
9.000%, 09/15/2022	5,470	4,485
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (A)	4,420	4,111
International Automotive Components Group
9.125%, 06/01/2018 (A)	1,295	1,314
International Game Technology (A)
6.500%, 02/15/2025	455	409
6.250%, 02/15/2022	1,140	1,052
Interval Acquisition
5.625%, 04/15/2023 (A)	620	611
Isle of Capri Casinos
5.875%, 03/15/2021	535	551
JC Penney
8.125%, 10/01/2019	850	850
7.950%, 04/01/2017	733	760
6.375%, 10/15/2036	840	582
5.750%, 02/15/2018	726	699
5.650%, 06/01/2020	3,655	3,289
Kosmos Energy
7.875%, 08/01/2021	1,490	1,274
L Brands
6.950%, 03/01/2033	1,146	1,189
6.625%, 04/01/2021	1,065	1,185
5.625%, 02/15/2022	1,175	1,243
5.625%, 10/15/2023	585	622
Landry’s
9.375%, 05/01/2020 (A)	2,420	2,583
Lear
5.250%, 01/15/2025	595	583
Liberty Media LLC
8.250%, 02/01/2030	5,215	5,371
LIN Television
5.875%, 11/15/2022 (A)	1,332	1,322
LTF Merger Sub
8.500%, 06/15/2023 (A)	4,489	4,242
McClatchy
9.000%, 12/15/2022	1,475	1,327
McGraw-Hill Global Education Holdings
9.750%, 04/01/2021	450	492

SEI Institutional Managed Trust / Annual Report / September 30, 2015	177

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MDC Partners
6.750%, 04/01/2020 (A)	$2,525	$2,493
MGM Resorts International
7.750%, 03/15/2022	945	1,006
6.750%, 10/01/2020	605	625
6.625%, 12/15/2021	2,900	2,972
6.000%, 03/15/2023	4,497	4,368
5.250%, 03/31/2020	1,460	1,438
Midas Intermediate Holdco II
7.875%, 10/01/2022 (A)	400	390
Midcontinent Communications & Midcontinent Finance (A)
6.875%, 08/15/2023	2,710	2,700
6.250%, 08/01/2021	400	398
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)	175	—
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021 (A)	625	636
9.750%, 09/01/2021	6,477	6,590
Monitronics International
9.125%, 04/01/2020	7,870	7,083
Murphy Oil USA
6.000%, 08/15/2023	1,350	1,380
Neiman Marcus Group
8.000%, 10/15/2021 (A)	455	469
Neiman Marcus Group PIK
8.750%, 10/15/2021 (A)	1,755	1,808
Netflix (A)
5.875%, 02/15/2025	1,684	1,730
5.500%, 02/15/2022	405	409
Nexstar Broadcasting
6.875%, 11/15/2020	2,900	2,987
6.125%, 02/15/2022 (A)	675	667
Nine West Holdings
8.250%, 03/15/2019 (A)	4,604	2,095
Numericable Group (A)
6.250%, 05/15/2024	1,540	1,482
6.000%, 05/15/2022	4,455	4,294
Omega US Sub
8.750%, 07/15/2023 (A)	1,931	1,704
Outfront Media Capital
5.875%, 03/15/2025	1,485	1,511
5.625%, 02/15/2024	305	309
5.250%, 02/15/2022	390	390
Party City Holdings
6.125%, 08/15/2023 (A)	830	836
Peninsula Gaming
8.375%, 02/15/2018 (A)	2,250	2,326
Petco Animal Supplies
9.250%, 12/01/2018 (A)	895	908
PF Chang’s China Bistro
10.250%, 06/30/2020 (A)	620	603
Pinnacle Entertainment
7.750%, 04/01/2022	420	460
7.500%, 04/15/2021	3,000	3,127

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Quebecor Media
5.750%, 01/15/2023	$1,225	$1,207
Quebecor Media (Escrow Security) (B)
0.000%, 11/15/2013 (F)	1,725	4
0.000%, 03/15/2016	1,915	5
Radio One (A)
9.250%, 02/15/2020	2,946	2,519
7.375%, 04/15/2022	1,282	1,192
Radio Systems
8.375%, 11/01/2019 (A)	910	954
RCN Telecom Services
8.500%, 08/15/2020 (A)	920	950
Regal Entertainment Group
5.750%, 03/15/2022	480	472
RSI Home Products
6.500%, 03/15/2023 (A)	1,745	1,745
Sally Holdings
5.750%, 06/01/2022	200	208
Schaeffler Finance (A)
4.750%, 05/15/2021	265	261
4.750%, 05/15/2023	250	241
Schaeffler Finance PIK
6.750%, 11/15/2022 (A)	625	672
Schaeffler Finance BV MTN
4.250%, 05/15/2021 (A)	1,000	960
Scientific Games International
10.000%, 12/01/2022	2,942	2,567
7.000%, 01/01/2022 (A)	1,050	1,034
Seminole Tribe of Florida
6.535%, 10/01/2020 (A)	440	460
Serta Simmons Bedding
8.125%, 10/01/2020 (A)	2,205	2,312
Service International
7.500%, 04/01/2027	1,295	1,463
5.375%, 05/15/2024	211	220
ServiceMaster
7.450%, 08/15/2027	1,900	1,909
7.250%, 03/01/2038	2,990	2,809
Shingle Springs Tribal Gaming Authority
9.750%, 09/01/2021 (A)	3,310	3,459
Sinclair Television Group
6.125%, 10/01/2022	310	307
5.625%, 08/01/2024 (A)	2,693	2,447
5.375%, 04/01/2021	5,750	5,621
Sirius XM Radio (A)
6.000%, 07/15/2024	298	299
5.875%, 10/01/2020	1,000	1,017
5.750%, 08/01/2021	1,200	1,201
5.375%, 04/15/2025	3,860	3,696
4.625%, 05/15/2023	2,242	2,096
4.250%, 05/15/2020	3,928	3,840
Six Flags Entertainment
5.250%, 01/15/2021 (A)	3,200	3,200

178	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Spanish Broadcasting System
12.500%, 04/15/2017 (A)	$1,603	$1,635
Station Casinos
7.500%, 03/01/2021	2,043	2,125
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	3,010	2,890
TEGNA
6.375%, 10/15/2023	65	68
Tempur Sealy International
6.875%, 12/15/2020	575	608
5.625%, 10/15/2023 (A)	920	923
Time
5.750%, 04/15/2022 (A)	740	692
Time Warner Cable
6.750%, 06/15/2039	525	525
5.500%, 09/01/2041	710	636
Townsquare Media
6.500%, 04/01/2023 (A)	3,090	2,750
Toys R Us
10.375%, 08/15/2017	6,175	4,801
Tribune Media
5.875%, 07/15/2022 (A)	2,275	2,207
UCI International
8.625%, 02/15/2019	1,110	888
Unitymedia Hessen GmbH & KG (A)
5.500%, 01/15/2023	2,730	2,727
5.000%, 01/15/2025	1,100	1,034
Univision Communications (A)
8.500%, 05/15/2021	1,975	2,054
5.125%, 02/15/2025	1,100	1,031
Videotron
5.375%, 06/15/2024 (A)	310	305
5.000%, 07/15/2022	1,975	1,945
Viking Cruises
6.250%, 05/15/2025 (A)	4,215	4,120
Vista Outdoor
5.875%, 10/01/2023 (A)	345	350
VTR Finance BV
6.875%, 01/15/2024 (A)	2,640	2,396
Wave Holdco PIK
8.250%, 07/15/2019 (A)	381	371
WideOpenWest Finance
13.375%, 10/15/2019	585	603
10.250%, 07/15/2019	1,910	1,924
WMG Acquisition (A)
6.750%, 04/15/2022	3,335	3,135
6.000%, 01/15/2021	601	601
5.625%, 04/15/2022	940	912
Wynn Las Vegas (A)
5.500%, 03/01/2025	3,050	2,615
4.250%, 05/30/2023	479	396
ZF North America Capital (A)
4.750%, 04/29/2025	905	829
4.500%, 04/29/2022	575	543

		334,391

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 3.3%
Albea Beauty Holdings
8.375%, 11/01/2019 (A)	$740	$777
B&G Foods
4.625%, 06/01/2021	510	491
Bumble Bee Holdco PIK
9.625%, 03/15/2018 (A)	2,092	2,118
Bumble Bee Holdings
9.000%, 12/15/2017 (A)	1,106	1,128
Central Garden and Pet
8.250%, 03/01/2018	714	724
Chiquita Brands International
7.875%, 02/01/2021	210	223
Cott Beverages
6.750%, 01/01/2020	1,190	1,223
5.375%, 07/01/2022	1,525	1,477
Darling Ingredients
5.375%, 01/15/2022	125	123
Diamond Foods
7.000%, 03/15/2019 (A)	900	925
Elizabeth Arden
7.375%, 03/15/2021	2,359	1,415
Energizer Holdings
5.500%, 06/15/2025 (A)	715	696
HRG Group
7.875%, 07/15/2019	1,734	1,799
7.750%, 01/15/2022	1,582	1,552
7.750%, 01/15/2022 (A)	135	132
JBS Investments GmbH (A)
7.750%, 10/28/2020	560	574
7.250%, 04/03/2024	340	323
JBS USA (A)
5.875%, 07/15/2024	530	497
5.750%, 06/15/2025	2,105	1,937
KeHE Distributors
7.625%, 08/15/2021 (A)	1,900	1,995
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	1,335	1,195
New Albertsons
8.700%, 05/01/2030	360	364
8.000%, 05/01/2031	8,010	7,850
7.750%, 06/15/2026	160	153
7.450%, 08/01/2029	2,100	2,058
Post Holdings
8.000%, 07/15/2025 (A)	430	443
7.750%, 03/15/2024 (A)	770	789
7.375%, 02/15/2022	2,460	2,497
6.000%, 12/15/2022 (A)	1,639	1,571
Rite Aid
7.700%, 02/15/2027	2,550	2,907
6.125%, 04/01/2023 (A)	4,287	4,255
Spectrum Brands
6.625%, 11/15/2022	990	1,047
6.375%, 11/15/2020	250	264
6.125%, 12/15/2024 (A)	1,786	1,840
5.750%, 07/15/2025 (A)	996	1,016

SEI Institutional Managed Trust / Annual Report / September 30, 2015	179

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SUPERVALU
7.750%, 11/15/2022	$1,810	$1,810
6.750%, 06/01/2021	3,650	3,540
Vector Group
7.750%, 02/15/2021	2,595	2,744

		56,472

Energy — 8.6%
Alpha Natural Resources (B)
6.250%, 06/01/2021	600	22
6.000%, 06/01/2019	1,825	68
American Energy-Permian Basin (A)
8.000%, 06/15/2020	2,266	2,039
7.375%, 11/01/2021	1,060	588
7.125%, 11/01/2020	1,335	741
American Greetings
7.375%, 12/01/2021	555	577
Antero Resources
6.000%, 12/01/2020	480	444
5.125%, 12/01/2022	125	107
Arch Coal
8.000%, 01/15/2019 (A)	200	22
7.250%, 06/15/2021	880	53
7.000%, 06/15/2019	450	34
Atlas Energy Holdings Operating
9.250%, 08/15/2021	2,050	861
7.750%, 01/15/2021	1,250	525
Atwood Oceanics
6.500%, 02/01/2020	1,005	807
Basic Energy Services
7.750%, 02/15/2019	2,680	1,340
7.750%, 10/15/2022	865	404
Baytex Energy
5.625%, 06/01/2024 (A)	1,010	798
Bellatrix Exploration
8.500%, 05/15/2020 (A)	1,606	1,253
Berry Petroleum
6.750%, 11/01/2020	1,060	371
6.375%, 09/15/2022	2,373	710
Bill Barrett
7.625%, 10/01/2019	2,078	1,496
Blue Racer Midstream
6.125%, 11/15/2022 (A)	3,008	2,858
BreitBurn Energy Partners
8.625%, 10/15/2020	950	418
7.875%, 04/15/2022	539	193
California Resources
6.000%, 11/15/2024	995	593
5.500%, 09/15/2021	1,130	689
Calumet Specialty Products Partners
7.625%, 01/15/2022	1,715	1,595
Carrizo Oil & Gas
7.500%, 09/15/2020	375	351
6.250%, 04/15/2023	286	249

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chaparral Energy
8.250%, 09/01/2021	$690	$210
7.625%, 11/15/2022	785	232
Chesapeake Energy
6.875%, 11/15/2020	65	48
6.625%, 08/15/2020	1,290	959
6.125%, 02/15/2021	670	467
5.750%, 03/15/2023	605	395
4.875%, 04/15/2022	3,155	2,059
Citgo Holding
10.750%, 02/15/2020 (A)	1,965	1,921
Cloud Peak Energy Resources
8.500%, 12/15/2019	887	550
Comstock Resources
10.000%, 03/15/2020 (A)	2,180	1,515
Concho Resources
5.500%, 04/01/2023	75	71
Crestwood Midstream Partners
6.250%, 04/01/2023 (A)	365	310
6.000%, 12/15/2020	1,700	1,526
CSI Compressco
7.250%, 08/15/2022	1,075	876
Denbury Resources
5.500%, 05/01/2022	815	485
4.625%, 07/15/2023	515	278
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	3,600	3,330
Energy Transfer Equity
5.875%, 01/15/2024	3,124	2,813
EP Energy
9.375%, 05/01/2020	1,685	1,449
7.750%, 09/01/2022	435	348
6.375%, 06/15/2023	620	458
EV Energy Partners
8.000%, 04/15/2019	860	585
EXCO Resources
8.500%, 04/15/2022	545	153
Exterran Partners
6.000%, 04/01/2021	475	401
Genesis Energy
6.750%, 08/01/2022	1,822	1,710
6.000%, 05/15/2023	1,918	1,688
5.750%, 02/15/2021	105	96
Gibson Energy
6.750%, 07/15/2021 (A)	3,750	3,605
Halcon Resources (A)
13.000%, 02/15/2022	2,170	1,381
8.625%, 02/01/2020	2,290	1,904
Hiland Partners (A)
7.250%, 10/01/2020	2,634	2,769
5.500%, 05/15/2022	975	953
IronGate Energy Services
11.000%, 07/01/2018 (A)	400	254
Jupiter Resources
8.500%, 10/01/2022 (A)	3,680	2,070

180	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kinder Morgan
5.000%, 02/15/2021 (A)	$891	$910
Laredo Petroleum
7.375%, 05/01/2022	945	914
5.625%, 01/15/2022	980	877
Legacy Reserves
8.000%, 12/01/2020	2,040	1,469
6.625%, 12/01/2021	1,555	1,057
Linn Energy
8.625%, 04/15/2020	85	23
7.750%, 02/01/2021	1,435	330
6.250%, 11/01/2019	4,035	1,029
MarkWest Energy Partners
5.500%, 02/15/2023	280	271
4.875%, 12/01/2024	2,890	2,644
4.875%, 06/01/2025	1,090	1,003
MEG Energy (A)
7.000%, 03/31/2024	975	775
6.500%, 03/15/2021	1,016	833
6.375%, 01/30/2023	840	657
Memorial Production Partners
7.625%, 05/01/2021	4,703	3,175
6.875%, 08/01/2022	5,025	3,065
Midstates Petroleum
10.750%, 10/01/2020	2,540	508
10.000%, 06/01/2020	600	435
9.250%, 06/01/2021	360	70
Milagro Oil & Gas
10.500%, 05/15/2016 (B)	1,700	510
Murray Energy
11.250%, 04/15/2021 (A)	3,005	1,578
Newfield Exploration
5.750%, 01/30/2022	285	276
5.375%, 01/01/2026	1,230	1,125
NGL Energy Partners
6.875%, 10/15/2021	1,600	1,504
Noble Energy
5.875%, 06/01/2022	1,050	1,048
Northern Oil & Gas
8.000%, 06/01/2020	1,215	904
NuStar Logistics
6.750%, 02/01/2021	1,000	990
Oasis Petroleum
6.875%, 03/15/2022	2,160	1,711
Ocean Rig UDW
7.250%, 04/01/2019 (A)	596	331
ONEOK
7.500%, 09/01/2023	1,250	1,204
Pacific Drilling
5.375%, 06/01/2020 (A)	2,635	1,555
Parker Drilling
6.750%, 07/15/2022	1,060	827
PBF Logistics
6.875%, 05/15/2023 (A)	3,290	2,854
PDC Energy
7.750%, 10/15/2022	720	716

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Peabody Energy
6.500%, 09/15/2020	$130	$27
6.250%, 11/15/2021	1,145	235
Petrobras Global Finance
6.850%, 06/05/2115	695	443
6.750%, 01/27/2041	1,475	962
Pioneer Energy Services
6.125%, 03/15/2022	1,295	732
Range Resources
4.875%, 05/15/2025 (A)	445	397
Regency Energy Partners
5.875%, 03/01/2022	2,080	2,132
5.500%, 04/15/2023	510	493
5.000%, 10/01/2022	325	317
Rockies Express Pipeline
5.625%, 04/15/2020 (A)	3,850	3,734
Rose Rock Midstream
5.625%, 07/15/2022	3,656	3,217
5.625%, 11/15/2023 (A)	645	561
RSP Permian
6.625%, 10/01/2022	130	125
6.625%, 10/01/2022 (A)	120	115
Sabine Pass Liquefaction
6.250%, 03/15/2022	2,530	2,353
5.750%, 05/15/2024	2,655	2,363
5.625%, 02/01/2021	3,095	2,871
5.625%, 04/15/2023	5,200	4,615
5.625%, 03/01/2025 (A)	4,243	3,739
Sanchez Energy
7.750%, 06/15/2021	85	63
6.125%, 01/15/2023	430	288
SandRidge Energy
8.750%, 01/15/2020	212	50
8.125%, 10/15/2022	711	153
7.500%, 02/15/2023	3,515	758
Seventy Seven Energy
6.500%, 07/15/2022	305	119
SM Energy
6.500%, 01/01/2023	180	167
6.125%, 11/15/2022	465	431
5.625%, 06/01/2025	295	254
Summit Midstream Holdings
5.500%, 08/15/2022	999	859
Targa Resources Partners
6.750%, 03/15/2024 (A)	2,595	2,478
6.625%, 10/01/2020 (A)	1,724	1,681
5.250%, 05/01/2023	40	35
4.125%, 11/15/2019 (A)	165	148
Tesoro Logistics
6.250%, 10/15/2022 (A)	255	249
6.125%, 10/15/2021	250	246
5.875%, 10/01/2020	818	793
5.500%, 10/15/2019 (A)	220	216
Transocean
6.375%, 12/15/2021	595	444
3.800%, 10/15/2022	350	216

SEI Institutional Managed Trust / Annual Report / September 30, 2015	181

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Trinidad Drilling
7.875%, 01/15/2019 (A)	$735	$687
Ultra Petroleum (A)
6.125%, 10/01/2024	445	254
5.750%, 12/15/2018	1,400	1,008
Unit
6.625%, 05/15/2021	2,000	1,640
Vanguard Natural Resources
7.875%, 04/01/2020	420	255
Walter Energy (B)
9.875%, 12/15/2020	3,745	19
8.500%, 04/15/2021	1,455	7
Western Refining Logistics
7.500%, 02/15/2023	1,135	1,126
Whiting Canadian Holding ULC
8.125%, 12/01/2019	505	487
Whiting Petroleum
6.500%, 10/01/2018	400	375
6.250%, 04/01/2023	1,825	1,579
5.750%, 03/15/2021	1,294	1,120
1.250%, 04/01/2020 (A)	280	228
Williams Partners
6.125%, 07/15/2022	620	631
WPX Energy
8.250%, 08/01/2023	1,241	1,126
5.250%, 09/15/2024	225	181
YPF
8.750%, 04/04/2024 (A)	1,335	1,180

		146,235

Financials — 7.7%
AAF Holdings PIK
12.000%, 07/01/2019 (A)	1,016	1,001
Ally Financial
8.000%, 03/15/2020	1,204	1,385
5.125%, 09/30/2024	4,138	4,086
4.625%, 05/19/2022	140	138
4.625%, 03/30/2025	1,550	1,465
4.125%, 03/30/2020	1,405	1,389
3.500%, 01/27/2019	1,480	1,457
American Equity Investment Life Holding
6.625%, 07/15/2021	1,900	1,995
Argos Merger Sub
7.125%, 03/15/2023 (A)	1,510	1,527
Bank of America (G)
8.000%, 12/29/2049	1,580	1,651
6.500%, 12/31/2049	1,300	1,326
5.125%, 12/31/2049	1,917	1,871
CIT Group
6.625%, 04/01/2018 (A)	250	264
5.500%, 02/15/2019 (A)	3,225	3,346
3.875%, 02/19/2019	805	800
Citigroup
5.950%, 12/29/2049 (G)	1,950	1,893

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

City National Bank
9.000%, 08/12/2019	$3,384	$4,115
Communications Sales & Leasing †
8.250%, 10/15/2023	2,332	1,994
6.000%, 04/15/2023 (A)	2,114	1,961
Corrections Corp of America†
5.000%, 10/15/2022	245	246
4.625%, 05/01/2023	915	878
Credit Acceptance
7.375%, 03/15/2023	3,935	4,024
Credit Suisse Group
7.500%, 12/11/2048	2,775	2,889
CTR Partnership
5.875%, 06/01/2021†	1,970	2,009
CyrusOne
6.375%, 11/15/2022	500	509
Denali Borrower
5.625%, 10/15/2020 (A)	805	837
FelCor Lodging
6.000%, 06/01/2025	108	108
First Data
12.625%, 01/15/2021	1,104	1,254
11.750%, 08/15/2021	1,917	2,128
11.250%, 01/15/2021	758	828
8.250%, 01/15/2021 (A)	505	524
6.750%, 11/01/2020 (A)	1,411	1,475
5.375%, 08/15/2023	2,670	2,643
First Data PIK
8.750%, 01/15/2022 (A)	6,510	6,803
Genworth Holdings
7.625%, 09/24/2021	5,355	5,221
6.500%, 06/15/2034	230	179
GEO Group†
5.875%, 01/15/2022	1,050	1,082
5.875%, 10/15/2024	550	556
5.125%, 04/01/2023	740	733
GLP Capital
4.875%, 11/01/2020	643	651
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	7,548	6,274
HUB International
7.875%, 10/01/2021 (A)	4,805	4,589
Infinity Acquisition
7.250%, 08/01/2022 (A)	1,330	1,191
ING Group
6.500%, 12/31/2049	1,055	1,004
Iron Mountain†
6.000%, 10/01/2020 (A)	540	545
6.000%, 08/15/2023	540	540
Jefferies Finance
6.875%, 04/15/2022 (A)	2,645	2,407
JPMorgan Chase (G)
7.900%, 04/29/2049	1,967	2,043
6.750%, 08/29/2049	1,250	1,302

182	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kennedy-Wilson
5.875%, 04/01/2024	$705	$689
LBG Capital No.1 MTN
8.000%, 06/15/2020 (G)	2,000	2,240
Lloyds Banking Group
7.500%, 12/01/2099 (G)	6,070	6,197
Mattamy Group
6.500%, 11/15/2020 (A)	1,810	1,756
MSCI (A)
5.750%, 08/15/2025	791	797
5.250%, 11/15/2024	1,310	1,323
National Life Insurance
10.500%, 09/15/2039 (A)	990	1,534
Nationstar Mortgage
6.500%, 08/01/2018	1,350	1,277
6.500%, 07/01/2021	1,525	1,266
NSG Holdings
7.750%, 12/15/2025 (A)	1,875	2,057
Opal Acquisition
8.875%, 12/15/2021 (A)	3,700	3,483
Popular
7.000%, 07/01/2019	2,488	2,364
Quicken Loans
5.750%, 05/01/2025 (A)	3,595	3,375
Realogy
7.625%, 01/15/2020 (A)	330	344
RHP Hotel Properties†
5.000%, 04/15/2021	2,508	2,508
5.000%, 04/15/2023 (A)	720	718
Royal Bank of Scotland Group
8.000%, 12/29/2049 (G)	550	554
Royal Bank of Scotland Group PLC
5.125%, 05/28/2024	780	786
Societe Generale
8.000%, 12/30/2049 (A) (G)	655	645
USI
7.750%, 01/15/2021 (A)	1,380	1,351
Walter Investment Management
7.875%, 12/15/2021	1,342	1,147
4.500%, 11/01/2019	1,156	840
Wells Fargo
7.980%, 03/15/2018 (G)	950	1,003
Wilton Re Finance LLC
5.875%, 03/30/2033 (A) (G)	1,900	2,012
XLIT
6.500%, 12/31/2049 (G)	1,105	877

		130,279

Health Care — 7.7%
21st Century Oncology
11.000%, 05/01/2023 (A)	590	552
Acadia Healthcare
5.625%, 02/15/2023	1,170	1,176
5.125%, 07/01/2022	1,600	1,576

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Alere
6.500%, 06/15/2020	$215	$218
6.375%, 07/01/2023 (A)	120	122
Amsurg
5.625%, 11/30/2020	700	710
5.625%, 07/15/2022	500	499
Aurora Diagnostics Holdings
10.750%, 01/15/2018	4,385	3,431
CHS
8.000%, 11/15/2019	1,075	1,119
7.125%, 07/15/2020	2,650	2,756
6.875%, 02/01/2022	2,000	2,042
Concordia Healthcare
7.000%, 04/15/2023 (A)	2,000	1,750
DaVita HealthCare Partners
5.125%, 07/15/2024	3,615	3,550
5.000%, 05/01/2025	3,715	3,566
DJO Finco
8.125%, 06/15/2021 (A)	1,420	1,385
Endo
6.000%, 07/15/2023 (A)	1,397	1,380
Endo Finance
6.000%, 02/01/2025 (A)	1,825	1,773
ExamWorks Group
5.625%, 04/15/2023	1,680	1,703
Fresenius Medical Care US Finance II (A)
5.625%, 07/31/2019	1,375	1,468
4.750%, 10/15/2024	800	790
4.125%, 10/15/2020	2,250	2,244
Gates Global
6.000%, 07/15/2022 (A)	1,235	994
Grifols Worldwide Operations
5.250%, 04/01/2022	3,689	3,650
HCA
7.500%, 02/15/2022	5,875	6,639
6.500%, 02/15/2020	910	992
5.375%, 02/01/2025	6,040	5,980
5.250%, 04/15/2025	240	245
5.000%, 03/15/2024	863	865
HealthSouth
5.750%, 11/01/2024	1,251	1,235
5.750%, 11/01/2024 (A)	1,502	1,483
5.750%, 09/15/2025 (A)	1,672	1,622
5.125%, 03/15/2023	463	446
Hill-Rom Holdings
5.750%, 09/01/2023 (A)	1,690	1,694
Hologic
5.250%, 07/15/2022 (A)	705	712
IASIS Healthcare
8.375%, 05/15/2019	4,337	4,462
Immucor
11.125%, 08/15/2019	3,035	3,126
IMS Health
6.000%, 11/01/2020 (A)	785	805

SEI Institutional Managed Trust / Annual Report / September 30, 2015	183

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

inVentiv Health
10.000%, 08/15/2018	$388	$370
9.000%, 01/15/2018 (A)	980	1,012
inVentiv Health PIK
10.000%, 08/15/2018 (A)	603	599
Jaguar Holding II
6.375%, 08/01/2023 (A)	4,180	4,065
Kindred Healthcare
8.750%, 01/15/2023 (A)	125	135
8.000%, 01/15/2020 (A)	1,952	2,069
6.375%, 04/15/2022	2,940	2,918
Kinetic Concepts
12.500%, 11/01/2019	660	700
10.500%, 11/01/2018	1,705	1,785
LifePoint Hospitals
5.500%, 12/01/2021	2,940	2,969
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	680	619
5.500%, 04/15/2025 (A)	2,006	1,788
4.875%, 04/15/2020 (A)	409	391
4.750%, 04/15/2023	1,076	931
Omnicare
5.000%, 12/01/2024	1,095	1,188
4.750%, 12/01/2022	142	153
Quintiles Transnational
4.875%, 05/15/2023 (A)	1,135	1,124
Sterigenics-Nordion Holdings
6.500%, 05/15/2023 (A)	4,955	4,918
Surgical Care Affiliates
6.000%, 04/01/2023 (A)	667	660
Tenet Healthcare
8.125%, 04/01/2022	2,485	2,641
8.000%, 08/01/2020	660	681
6.750%, 02/01/2020	1,861	1,880
6.750%, 06/15/2023	6,481	6,432
6.000%, 10/01/2020	660	696
5.500%, 03/01/2019	1,323	1,310
5.000%, 03/01/2019	515	498
4.750%, 06/01/2020	760	768
4.500%, 04/01/2021	290	286
3.837%, 06/15/2020 (A) (G)	545	541
Trinseo Materials Operating SCA
6.750%, 05/01/2022 (A)	200	192
Truven Health Analytics
10.625%, 06/01/2020	1,591	1,663
Valeant Pharmaceuticals International (A)
7.250%, 07/15/2022	1,033	1,052
7.000%, 10/01/2020	2,805	2,861
6.750%, 08/15/2021	905	914
6.125%, 04/15/2025	2,631	2,506
5.875%, 05/15/2023	2,516	2,404
5.500%, 03/01/2023	3,193	3,033
5.375%, 03/15/2020	351	341

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Valeant Pharmaceuticals International Escrow
7.500%, 07/15/2021 (A)	$3,095	$3,188

		131,041

Industrials — 7.9%
ACCO Brands
6.750%, 04/30/2020	1,055	1,097
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)	1,025	889
Actuant
5.625%, 06/15/2022	3,000	2,993
ADT
6.250%, 10/15/2021	1,580	1,629
3.500%, 07/15/2022	895	792
AECOM (A)
5.875%, 10/15/2024	805	811
5.750%, 10/15/2022	660	664
AerCap Ireland Capital
4.625%, 07/01/2022	275	274
4.500%, 05/15/2021	2,637	2,634
3.750%, 05/15/2019	145	142
Air Medical Merger
6.375%, 05/15/2023 (A)	3,235	2,936
Aircastle
7.625%, 04/15/2020	220	247
5.125%, 03/15/2021	665	667
Algeco Scotsman Global Finance (A)
10.750%, 10/15/2019	420	223
8.500%, 10/15/2018	3,695	3,234
Allegiant Travel
5.500%, 07/15/2019	190	190
Allegion
5.875%, 09/15/2023	435	446
Allegion US Holding
5.750%, 10/01/2021	1,031	1,057
Alphabet Holding PIK
7.750%, 11/01/2017	1,960	1,906
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)	700	686
American Tire Distributors
10.250%, 03/01/2022 (A)	965	984
APX Group
8.750%, 12/01/2020	6,680	5,645
6.375%, 12/01/2019	1,342	1,288
Associated Materials
9.125%, 11/01/2017	385	310
Avis Budget Car Rental
5.500%, 04/01/2023	960	929
5.250%, 03/15/2025 (A)	1,470	1,360
5.125%, 06/01/2022 (A)	60	58
Beacon Roofing Supply
6.375%, 10/01/2023 (A)	480	481
BlueLine Rental Finance
7.000%, 02/01/2019 (A)	865	830

184	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Boart Longyear Management Properties (A)
10.000%, 10/01/2018	$2,000	$1,720
7.000%, 04/01/2021	4,090	1,677
Bombardier (A)
7.500%, 03/15/2025	1,195	896
6.000%, 10/15/2022	1,693	1,257
Builders FirstSource (A)
10.750%, 08/15/2023	1,440	1,438
7.625%, 06/01/2021	1,218	1,267
Building Materials Corp of America
6.750%, 05/01/2021 (A)	620	660
CDW
5.000%, 09/01/2023	1,750	1,763
CEB
5.625%, 06/15/2023 (A)	200	200
Cenveo
11.500%, 05/15/2017	3,950	3,654
6.000%, 08/01/2019 (A)	3,945	3,314
Ceridian HCM Holding
11.000%, 03/15/2021 (A)	1,300	1,190
CEVA Group PLC
7.000%, 03/01/2021 (A)	950	841
Clean Harbors
5.250%, 08/01/2020	4,095	4,136
CNH Industrial Capital
3.875%, 07/16/2018 (A)	175	172
3.625%, 04/15/2018	640	622
Covanta Holding
5.875%, 03/01/2024	475	452
CPG Merger
8.000%, 10/01/2021 (A)	955	962
DigitalGlobe
5.250%, 02/01/2021 (A)	4,375	4,145
EnPro Industries
5.875%, 09/15/2022	222	224
FGI Operating
7.875%, 05/01/2020	930	707
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	2,139	2,096
Gardner Denver
6.875%, 08/15/2021 (A)	2,542	2,243
GenCorp
7.125%, 03/15/2021	1,200	1,242
General Cable
5.750%, 10/01/2022	885	752
Global A&T Electronics
10.000%, 02/01/2019 (A)	400	312
Great Lakes Dredge & Dock
7.375%, 02/01/2019	1,087	1,090
H&E Equipment Services
7.000%, 09/01/2022	835	810
HD Supply
11.500%, 07/15/2020	685	774
7.500%, 07/15/2020	1,567	1,630
5.250%, 12/15/2021 (A)	590	593

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hertz
7.375%, 01/15/2021	$365	$377
6.250%, 10/15/2022	1,170	1,173
5.875%, 10/15/2020	670	662
Icahn Enterprises
5.875%, 02/01/2022	1,615	1,625
4.875%, 03/15/2019	1,632	1,634
International Lease Finance
6.250%, 05/15/2019	800	852
5.875%, 04/01/2019	1,755	1,845
4.625%, 04/15/2021	35	35
Jack Cooper Holdings
9.250%, 06/01/2020 (A)	1,095	985
James Hardie International Finance
5.875%, 02/15/2023 (A)	1,585	1,605
JCH Parent PIK
10.500%, 03/15/2019 (A)	399	279
KLX
5.875%, 12/01/2022 (A)	1,845	1,795
Kratos Defense & Security Solutions
7.000%, 05/15/2019	621	503
Masonite International
5.625%, 03/15/2023 (A)	475	484
Meritor
6.750%, 06/15/2021	750	754
Milacron
7.750%, 02/15/2021 (A)	285	291
Navios South American Logistics
7.250%, 05/01/2022 (A)	1,405	1,265
NCI Building Systems
8.250%, 01/15/2023 (A)	615	644
Nielsen Finance
5.000%, 04/15/2022 (A)	4,845	4,694
4.500%, 10/01/2020	1,290	1,293
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	355	353
Nortek
8.500%, 04/15/2021	1,700	1,785
OPE KAG Finance Sub
7.875%, 07/31/2023 (A)	980	995
Orbital ATK
5.250%, 10/01/2021	475	481
Oshkosh
5.375%, 03/01/2022	420	426
5.375%, 03/01/2025	170	169
RSC Equipment Rental
8.250%, 02/01/2021	341	359
Sensata Technologies (A)
5.625%, 11/01/2024	395	394
5.000%, 10/01/2025	1,559	1,464
4.875%, 10/15/2023	1,600	1,528
StandardAero Aviation Holdings
10.000%, 07/15/2023 (A)	4,385	4,341

SEI Institutional Managed Trust / Annual Report / September 30, 2015	185

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Summit Materials
6.125%, 07/15/2023	$580	$560
Tempel Steel
12.000%, 08/15/2016 (A)	860	780
Terex
6.500%, 04/01/2020	115	117
6.000%, 05/15/2021	3,450	3,338
TransDigm
6.500%, 07/15/2024	840	789
6.500%, 05/15/2025 (A)	540	508
6.000%, 07/15/2022	630	587
Triumph Group
4.875%, 04/01/2021	860	804
Unifrax I
7.500%, 02/15/2019 (A)	600	588
United Air Lines, Ser 95A1
9.020%, 04/19/2012 (B)	234	—
3.000%, 10/19/2018	368	1
United Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.375%, 08/15/2021	1,364	1,388
United Rentals North America
7.625%, 04/15/2022	325	345
7.375%, 05/15/2020	355	373
6.125%, 06/15/2023	1,095	1,092
5.750%, 11/15/2024	1,315	1,259
5.500%, 07/15/2025	1,245	1,164
Univar
6.750%, 07/15/2023 (A)	891	826
USG
5.500%, 03/01/2025 (A)	2,005	2,000
Vander Intermediate Holding II PIK
9.750%, 02/01/2019 (A)	495	398
Watco
6.375%, 04/01/2023 (A)	1,155	1,143
West
5.375%, 07/15/2022 (A)	480	443
Wise Metals Intermediate Holdings
9.750%, 06/15/2019 (A)	420	404
XPO Logistics
6.500%, 06/15/2022 (A)	1,370	1,159

		133,397

Information Technology — 6.0%
ACI Worldwide
6.375%, 08/15/2020 (A)	510	532
Activision Blizzard
5.625%, 09/15/2021 (A)	3,500	3,684
Advanced Micro Devices
7.750%, 08/01/2020	2,755	1,784
7.500%, 08/15/2022	2,115	1,354
7.000%, 07/01/2024	2,085	1,293
Aegis Merger Sub
10.250%, 02/15/2023 (A)	1,908	1,903

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Alcatel-Lucent USA (A)
8.875%, 01/01/2020	$800	$856
6.750%, 11/15/2020	155	163
Amkor Technology
6.625%, 06/01/2021	556	528
6.375%, 10/01/2022	2,005	1,853
Anixter
5.500%, 03/01/2023 (A)	1,525	1,502
Aspect Software
10.625%, 05/15/2017	785	663
Audatex North America (A)
6.125%, 11/01/2023	4,165	4,186
6.000%, 06/15/2021	1,370	1,373
Avaya (A)
10.500%, 03/01/2021	699	322
9.000%, 04/01/2019	2,220	1,843
7.000%, 04/01/2019	1,140	903
Bankrate
6.125%, 08/15/2018 (A)	2,296	2,239
Belden
5.500%, 09/01/2022 (A)	845	818
Blackboard
7.750%, 11/15/2019 (A)	695	584
Blue Coat Holdings
8.375%, 06/01/2023 (A)	1,240	1,237
BMC Software Finance
8.125%, 07/15/2021 (A)	6,445	5,208
Boxer Parent PIK
9.000%, 10/15/2019 (A)	2,565	1,821
Cimpress
7.000%, 04/01/2022 (A)	237	229
CommScope (A)
5.500%, 06/15/2024	3,675	3,510
5.000%, 06/15/2021	310	303
CommScope PIK
6.625%, 06/01/2020 (A)	1,810	1,855
CommScope Technologies Finance
6.000%, 06/15/2025 (A)	5,017	4,813
EarthLink Holdings
7.375%, 06/01/2020	1,950	2,004
Emdeon
6.000%, 02/15/2021 (A)	1,300	1,256
Entegris
6.000%, 04/01/2022 (A)	1,535	1,558
Equinix
5.750%, 01/01/2025	1,590	1,578
5.375%, 01/01/2022	200	199
4.875%, 04/01/2020	2,175	2,213
Hughes Satellite Systems
7.625%, 06/15/2021	2,785	2,983
Infor Software Parent
7.125%, 05/01/2021 (A)	1,140	1,003
Infor US (A)
6.500%, 05/15/2022	4,914	4,509
5.750%, 08/15/2020	400	398

186	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Italics Merger Sub
7.125%, 07/15/2023 (A)	$1,355	$1,294
Magnachip Semiconductor
6.625%, 07/15/2021	915	714
Micron Technology
5.875%, 02/15/2022	1,975	1,948
5.625%, 01/15/2026 (A)	250	225
5.500%, 02/01/2025	2,035	1,867
5.250%, 01/15/2024 (A)	1,235	1,133
NCR
6.375%, 12/15/2023	900	882
5.875%, 12/15/2021	900	882
5.000%, 07/15/2022	1,675	1,587
NeuStar
4.500%, 01/15/2023	1,985	1,667
Nortel Networks
9.003%, 07/15/2011 (B)	1,605	1,396
NXP Funding (A)
5.750%, 02/15/2021	3,230	3,359
5.750%, 03/15/2023	435	452
Open Text
5.625%, 01/15/2023 (A)	675	670
Plantronics
5.500%, 05/31/2023 (A)	590	591
Riverbed Technology
8.875%, 03/01/2023 (A)	940	855
Sabre GLBL
5.375%, 04/15/2023 (A)	1,165	1,148
SPCM
6.000%, 01/15/2022 (A)	1,311	1,275
SS&C Technologies Holdings
5.875%, 07/15/2023 (A)	2,153	2,191
VeriSign
4.625%, 05/01/2023	1,300	1,264
WEX
4.750%, 02/01/2023 (A)	2,825	2,698
Zayo Group (A)
6.375%, 05/15/2025	325	312
6.000%, 04/01/2023	6,252	6,064
Zebra Technologies
7.250%, 10/15/2022 (A)	1,310	1,395

		100,929

Materials — 5.5%
AK Steel
7.625%, 05/15/2020	1,065	555
7.625%, 10/01/2021	350	188
ArcelorMittal
6.250%, 03/01/2021	375	338
6.125%, 06/01/2025	325	263
5.125%, 06/01/2020	325	294
Ardagh Finance Holdings
8.625%, 06/15/2019 (A)	58	60
Ardagh Packaging Finance (A)
9.125%, 10/15/2020	1,835	1,913
7.000%, 11/15/2020	77	77

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.750%, 01/31/2021	$225	$226
6.000%, 06/30/2021	1,576	1,505
3.337%, 12/15/2019 (G)	695	671
Aruba Investments
8.750%, 02/15/2023 (A)	690	690
Ashland
4.750%, 08/15/2022	1,460	1,367
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (A)	365	385
Ball
5.250%, 07/01/2025	2,217	2,185
5.000%, 03/15/2022	1,150	1,153
Berry Plastics Escrow
6.000%, 10/15/2022 (A)	1,095	1,098
Blue Cube Spinco (A)
10.000%, 10/15/2025	260	270
9.750%, 10/15/2023	1,128	1,173
BWAY Holding
9.125%, 08/15/2021 (A)	1,910	1,843
Cemex
7.250%, 01/15/2021 (A)	660	658
Chemours (A)
7.000%, 05/15/2025	1,455	957
6.625%, 05/15/2023	2,202	1,481
Constellium
5.750%, 05/15/2024 (A)	250	190
Cornerstone Chemical
9.375%, 03/15/2018 (A)	7,018	7,299
Evolution Escrow Issuer
7.500%, 03/15/2022 (A)	860	544
FMG Resources (A)
8.250%, 11/01/2019	875	698
6.875%, 04/01/2022	300	193
FMG Resources August 2006 Pty
9.750%, 03/01/2022 (A)	1,131	1,053
Graphic Packaging International
4.750%, 04/15/2021	1,154	1,142
Hecla Mining
6.875%, 05/01/2021	1,546	1,245
Hexion
10.000%, 04/15/2020	3,079	2,952
Hexion US Finance
8.875%, 02/01/2018	635	508
6.625%, 04/15/2020	7,935	6,745
Huntsman International
5.125%, 11/15/2022 (A)	655	562
4.875%, 11/15/2020	900	782
IAMGOLD
6.750%, 10/01/2020 (A)	6,220	4,478
INEOS Group Holdings (A)
6.125%, 08/15/2018	375	353
5.875%, 02/15/2019	1,520	1,414

SEI Institutional Managed Trust / Annual Report / September 30, 2015	187

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Joseph T Ryerson & Son
11.250%, 10/15/2018	$330	$299
9.000%, 10/15/2017	935	834
Kissner Milling
7.250%, 06/01/2019 (A)	590	555
LSB Industries
7.750%, 08/01/2019	945	897
Lundin Mining
7.875%, 11/01/2022 (A)	1,205	1,157
Mirabela Nickel
1.000%, 07/31/2044	31	—
New Gold (A)
7.000%, 04/15/2020	825	771
6.250%, 11/15/2022	2,157	1,806
Nexeo Solutions
8.375%, 03/01/2018	750	690
Noranda Aluminum Acquisition
11.000%, 06/01/2019	355	106
Norbord
6.250%, 04/15/2023	495	486
NOVA Chemicals
5.000%, 05/01/2025 (A)	1,300	1,222
Owens-Brockway Glass Container (A)
6.375%, 08/15/2025	600	606
5.875%, 08/15/2023	735	740
Plastipak Holdings
6.500%, 10/01/2021 (A)	1,335	1,275
Rain CII Carbon (A)
8.250%, 01/15/2021	4,710	3,768
8.000%, 12/01/2018	1,005	827
Rayonier AM Products
5.500%, 06/01/2024 (A)	1,640	1,230
Reichhold Industries
15.000%, 03/13/2017 (D)	435	435
12.000%, 03/31/2017 (D)	290	290
9.000%, 05/08/2017 (A) (B)	859	—
Reichold Holdings
12.000%, 03/31/2017 (D)	774	774
Rentech Nitrogen Partners
6.500%, 04/15/2021 (A)	340	337
Reynolds Group
9.875%, 08/15/2019	1,160	1,201
9.000%, 04/15/2019	1,086	1,102
8.250%, 02/15/2021	3,389	3,381
6.875%, 02/15/2021	2,280	2,360
5.750%, 10/15/2020	4,045	4,085
Sappi Papier Holdings
7.750%, 07/15/2017 (A)	300	315
Scotts Miracle-Gro
6.625%, 12/15/2020	290	300
Sealed Air
4.875%, 12/01/2022 (A)	332	328
Signode Industrial Group
6.375%, 05/01/2022 (A)	5,275	4,985

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Smurfit Kappa Acquisitions
4.875%, 09/15/2018 (A)	$1,400	$1,438
Steel Dynamics
5.500%, 10/01/2024	1,040	954
TPC Group
8.750%, 12/15/2020 (A)	3,010	2,574
Tupy Overseas
6.625%, 07/17/2024 (A)	365	321
WR Grace & Conn (A)
5.625%, 10/01/2024	80	78
5.125%, 10/01/2021	1,552	1,533

		93,568

Telecommunication Services — 8.0%
Altice (A)
7.750%, 05/15/2022	5,942	5,407
7.625%, 02/15/2025	700	613
Altice Financing (A)
8.125%, 01/15/2024	610	581
7.750%, 07/15/2025	990	874
7.625%, 02/15/2025	205	191
6.625%, 02/15/2023	2,560	2,462
6.500%, 01/15/2022	1,845	1,781
5.375%, 07/15/2023	7,144	6,858
CenturyLink
6.750%, 12/01/2023	3,195	2,796
5.800%, 03/15/2022	1,360	1,163
5.625%, 04/01/2020	1,120	1,042
5.625%, 04/01/2025 (A)	1,369	1,088
Cequel Communications Holdings
6.375%, 09/15/2020 (A)	2,571	—
Cogent Communications Finance
5.625%, 04/15/2021 (A)	1,680	1,579
Cogent Communications Group
5.375%, 03/01/2022 (A)	1,113	1,077
Digicel Group (A)
8.250%, 09/30/2020	5,055	4,676
6.750%, 03/01/2023	2,415	2,174
Frontier Communications
11.000%, 09/15/2025 (A)	7,433	7,191
10.500%, 09/15/2022 (A)	3,322	3,239
8.875%, 09/15/2020 (A)	975	955
7.625%, 04/15/2024	1,005	839
7.125%, 01/15/2023	950	781
6.875%, 01/15/2025	315	249
6.250%, 09/15/2021	160	133
GCI
6.750%, 06/01/2021	680	692
Gray Television
7.500%, 10/01/2020	1,865	1,912
Intelsat Jackson Holdings
7.500%, 04/01/2021	910	839
7.250%, 04/01/2019	615	577
7.250%, 10/15/2020	2,810	2,578

188	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.625%, 12/15/2022	$1,147	$906
5.500%, 08/01/2023	2,765	2,281
Intelsat Luxembourg
8.125%, 06/01/2023	3,580	2,327
7.750%, 06/01/2021	5,650	3,729
Level 3 Communications
5.750%, 12/01/2022	1,385	1,359
Level 3 Financing
5.625%, 02/01/2023	125	123
5.375%, 05/01/2025 (A)	4,802	4,502
5.125%, 05/01/2023 (A)	2,427	2,281
Lynx I
5.375%, 04/15/2021 (A)	1,922	1,934
Neptune Finco (A)
10.875%, 10/15/2025	2,427	2,451
10.125%, 01/15/2023	2,514	2,542
6.625%, 10/15/2025	300	302
Qwest Capital Funding
7.750%, 02/15/2031	550	506
Sable International Finance (A)
8.750%, 02/01/2020	68	71
6.875%, 08/01/2022	1,060	1,068
SBA Communications
4.875%, 07/15/2022	1,600	1,570
SBA Telecommunications
5.750%, 07/15/2020	675	695
SoftBank
4.500%, 04/15/2020 (A)	1,351	1,308
SoftBank Group
6.000%, 07/30/2025	375	370
5.375%, 07/30/2022	265	261
Sprint
7.875%, 09/15/2023	10,070	8,150
7.625%, 02/15/2025	5,972	4,625
7.250%, 09/15/2021	695	569
7.125%, 06/15/2024	5,125	3,944
Sprint Capital
8.750%, 03/15/2032	3,745	2,912
6.900%, 05/01/2019	3,589	3,158
6.875%, 11/15/2028	5,544	3,978
Telecom Italia
5.303%, 05/30/2024 (A)	860	841
T-Mobile USA
6.731%, 04/28/2022	2,020	2,015
6.633%, 04/28/2021	330	331
6.625%, 04/01/2023	2,000	1,980
6.542%, 04/28/2020	875	889
6.375%, 03/01/2025	1,005	965
6.000%, 03/01/2023	885	854
United States Cellular
6.700%, 12/15/2033	450	397
UPCB Finance IV
5.375%, 01/15/2025 (A)	1,380	1,270
UPCB Finance VI
6.875%, 01/15/2022 (A)	579	610

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Virgin Media Finance
5.750%, 01/15/2025 (A)	$397	$373
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (A)	2,080	1,914
Wind Acquisition Finance (A)
7.375%, 04/23/2021	5,240	5,175
4.750%, 07/15/2020	1,735	1,718
Windstream
7.750%, 10/01/2021	3,240	2,511
7.500%, 06/01/2022	425	321
Windstream Services
6.375%, 08/01/2023	225	162

		134,595

Utilities — 1.8%
AES
8.375%, 12/18/2073 (A) (G)	465	489
7.375%, 07/01/2021	2,690	2,791
5.500%, 04/15/2025	1,165	1,019
4.875%, 05/15/2023	215	189
AmeriGas Finance
7.000%, 05/20/2022	3,122	3,200
Calpine
5.500%, 02/01/2024	600	558
5.375%, 01/15/2023	1,270	1,184
DPL
6.750%, 10/01/2019	525	545
Dynegy
7.625%, 11/01/2024	2,050	2,071
7.375%, 11/01/2022	2,130	2,149
5.875%, 06/01/2023	2,770	2,597
Enel
8.750%, 09/24/2073 (A) (G)	1,078	1,251
Ferrellgas
6.500%, 05/01/2021	2,825	2,641
GenOn Americas Generation
9.125%, 05/01/2031	285	229
GenOn Energy
9.875%, 10/15/2020	960	893
7.875%, 06/15/2017	300	281
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (A)	2,800	2,905
Mirant Americas Generation LLC
8.500%, 10/01/2021	3,850	3,292
NRG Energy
7.875%, 05/15/2021	215	218
6.250%, 07/15/2022	615	560
6.250%, 05/01/2024	1,683	1,485
Talen Energy Supply
6.500%, 06/01/2025 (A)	161	138

		30,685

Total Corporate Obligations (Cost $1,419,280) ($ Thousands)		1,291,592

SEI Institutional Managed Trust / Annual Report / September 30, 2015	189

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS — 9.9%

Financials — 0.7%
Battalion CLO V, Ser 2014-5A
0.000%, 04/17/2026 (A)	$3,274	$2,128
Battalion CLO VII, Ser 2014-7A, Cl D
5.589%, 10/17/2026 (A) (G)	2,260	1,969
Battalion CLO VII, Ser 2014-7A
0.000%, 10/17/2026 (A)	4,007	3,045
Battalion CLO, Ser 2012-3A
0.000%, 01/18/2025 (A)	2,303	1,600
Battalion CLO, Ser 2013-4A
0.000%, 10/22/2025	5,640	3,384

		12,126

Other Asset-Backed Securities — 9.2%
B&M CLO, Ser 2014-1A, Cl C
4.039%, 04/16/2026 (A) (G)	2,108	1,879
B&M CLO, Ser 2014-1A, Cl E
6.039%, 04/16/2026 (A) (G)	2,480	1,817
B&M CLO, Ser 2014-1A, Cl D
5.039%, 04/16/2026 (A) (G)	3,471	2,779
Battalion CLO VIII, Ser 2015-8A, Cl D
5.711%, 04/18/2027 (A) (G)	982	849
Battalion CLO VIII, Ser 2015-8A
0.000%, 04/18/2027 (A) (D)	3,655	3,509
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 01/20/2026 (A) (D)	2,528	1,744
Benefit Street Partners CLO IV
0.000%, 07/20/2026	3	2,635
Benefit Street Partners CLO V
0.000%, 10/20/2026	6,387	4,343
Benefit Street Partners CLO VIII
0.000%‡‡	32	3,121
Benefit Street Partners CLO, Ser 2015-VIA
0.000%, 04/18/2027	7,502	6,152
Benefit Street Partners CLO, Ser 2015-VII
0.000%, 07/18/2027	6,715	5,412
Carlyle Global Market Strategies CLO, Ser 2014-3A
0.000%, 07/27/2026	3,588	2,763
CVP Cascade CLO, Ser 2014-2A, Cl D
5.087%, 07/18/2026 (A) (G)	1,709	1,359
CVP Cascade CLO, Ser 2014-2A, Cl E
6.087%, 07/18/2026 (A) (G)	2,469	1,778
Fifth Street Senior Loan Fund, Ser 2015-1A, Cl E
7.487%, 01/20/2027 (A) (G)	3,890	3,719

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Fifth Street Senior Loan Fund, Ser 2015-2A
0.000%, 09/29/2027	$5,483	$4,880
Figueroa CLO, Ser 2013-1I
0.000%, 03/21/2024	18,856	12,162
Figueroa CLO, Ser 2013-2A
0.000%, 12/15/2025	2,930	2,403
Fortress Credit Opportunities III CLO, Ser 2014-3A, Cl E
6.424%, 04/28/2026 (A) (G)	3,482	3,308
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl F
7.020%, 10/10/2026 (A) (G)	1,730	1,682
Great Lakes CLO, Ser 2012-1A
0.000%, 01/15/2023 (A)	2,457	1,548
Great Lakes CLO, Ser 2012-1A, Cl E
5.789%, 01/15/2023 (A) (G)	2,811	2,572
Great Lakes CLO, Ser 2014-1A, Cl F
6.289%, 04/15/2025 (A) (G)	2,480	1,984
Great Lakes CLO, Ser 2014-1A
0.000%, 04/15/2025	6,943	4,999
Great Lakes CLO, Ser 2015-1A, Cl E
6.970%, 07/15/2026	2,896	2,621
Great Lakes CLO, Ser 2015-1A
0.000%, 07/15/2026	4,202	3,614
Great Lakes CLO, Ser 2015-1A, Cl F
7.770%, 07/15/2026	1,319	1,134
Hildene CLO II, Ser 2014-2A, Cl D
3.987%, 07/19/2026 (A) (G)	1,987	1,864
Hildene CLO II, Ser 2014-2A, Cl E
5.387%, 07/19/2026 (A) (G)	1,987	1,702
Ivy Hill Middle Market Credit Fund, Ser 7A
0.000%, 10/20/2025 (A)	3,198	2,462
Jamestown CLO VII, Ser 2015-7A, Cl D
5.782%, 07/25/2027 (A) (G)	1,709	1,479
Jamestown CLO VII, Ser 2015-7A, Cl E
7.032%, 07/25/2027 (A) (G)	1,709	1,365
JFIN Revolver CLO, Ser 2013-1A, Cl B
2.287%, 01/20/2021 (A) (G)	1,990	1,975
JFIN Revolver CLO, Ser 2014-2A, Cl C
3.083%, 02/20/2022 (A) (G)	1,951	1,902
KVK CLO, Ser 2012-2A
0.000%, 02/10/2025 (A)	2,471	1,248
Lockwood Grove CLO, Ser 2014-1A
0.00%, 01/25/2024 (A)	3,797	3,265

190	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Lockwood Grove CLO, Ser 2014-1A, Cl E
6.855%, 01/25/2024 (A) (G)	$2,191	$2,103
MidOcean Credit CLO III, Ser 2014-3A, Cl F
6.292%, 07/21/2026 (A) (G)	1,968	1,521
Nelder Grove CLO, Ser 2014-1A, Cl D1
4.845%, 08/28/2026 (A) (G)	1,951	1,912
Nelder Grove CLO, Ser 2014-1A, Cl E
7.075%, 08/28/2026 (A) (G)	2,926	2,780
Neuberger Berman CLO XIII, Ser 2012-13A
0.000%, 01/23/2024 (A)	447	179
Neuberger Berman CLO XVI, Ser 2014-16A, Cl F
0.000%, 04/15/2026 (A)	163	109
Neuberger Berman CLO XVI, Ser 2014-16A
0.000%, 04/15/2026 (A)	2,450	1,188
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl E
6.395%, 07/25/2025 (A) (G)	1,974	1,806
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
6.345%, 01/25/2027 (A) (G)	3,439	3,001
NXT Capital CLO, Ser 2012-1A, Cl E
7.787%, 07/20/2022 (A) (G)	2,417	2,417
OCP CLO, Ser 2012-2A
0.000%, 11/22/2023 (A)	2,615	1,334
Peaks CLO, Ser 2014-1A, Cl D
4.789%, 06/15/2026 (A) (G)	985	909
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.550%, 08/01/2024 (A) (G)	13,521	13,183
Shackleton CLO, Ser 2014-6A
0.000%, 07/17/2026 (A)	7,935	4,761
Trinitas CLO I, Ser 2014-1A
0.000%, 04/15/2026 (A)	3,507	2,806
Trinitas CLO II, Ser 2014-2A, Cl D
4.089%, 07/15/2026 (A) (G)	1,184	1,089
Venture CDO, Ser 2012-10A
0.000%, 07/20/2022 (A)	5,284	3,647
Venture X CLO, Ser 2013-12A
0.000%, 02/28/2024 (A)	2,693	1,697
Venture XI CLO, Ser 2012-11A
0.000%, 11/14/2022 (A)	5,403	4,025
Venture XIV CLO, Ser 2013-14A
0.000%, 08/25/2025 (A)	1,728	1,115
0.000%, 08/25/2025 (A)	105	63

		155,673

Total Collateralized Debt Obligations (Cost $163,002) ($ Thousands)		167,799

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 7.5%
21st Century Oncology, 1st Lien Term Loan
6.500%, 04/28/2022	$1,486	$1,408
Acadia Healthcare, 1st Lien Term Loan B
4.250%, 02/11/2022	794	797
Accellent, Cov-Lite, 1st Lien Term Loan
4.500%, 03/12/2021	1,369	1,366
Accellent, Cov-Lite, 2nd Lien Term Loan
7.500%, 03/11/2022	600	602
Affinion, 1st Lien Term Loan B
6.750%, 04/30/2018	1,405	1,314
Amber Holdings, Cov-Lite, Delayed 1st Lien Term Loan
6.375%, 08/13/2018	167	167
Amber Holdings, Cov-Lite, 1st Lien Term Loan
6.375%, 08/13/2019	2,509	2,501
American Energy Marcellus, Cov-Lite, 1st Lien Term Loan
5.250%, 08/04/2020	665	374
American Renal, Cov-Lite, 1st Lien Term Loan
4.500%, 08/14/2019	1,984	1,965
American Renal, Cov-Lite, 2nd Lien Term Loan
8.500%, 02/20/2020	1,699	1,693
American Tire Distributors, Cov-Lite, 1st Lien Term Loan
5.250%, 09/01/2021	995	995
Anaren, 1st Lien Term Loan
5.500%, 02/18/2021	1,867	1,846
Applied Systems, Cov-Lite, 2nd Lien Term Loan
7.500%, 01/24/2022	1,160	1,147
Arctic Glacier, Cov-Lite, 1st Lien Term Loan
6.000%, 05/10/2019	1,025	1,010
Arizona Chemical, 2nd Lien Term Loan
7.500%, 06/10/2022	384	385
Ascena Retail, Cov-Lite, 1st Lien Term Loan B
5.250%, 08/21/2022	1,686	1,614
Aspect Software, 1st Lien Term Loan B
7.500%, 05/07/2016	1,055	1,029
Asurion, Cov-Lite, 2nd Lien Term Loan
8.500%, 03/03/2021	3,000	2,688

SEI Institutional Managed Trust / Annual Report / September 30, 2015	191

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Asurion, Cov-Lite, 1st Lien Term Loan B4
5.000%, 07/29/2022	$1,496	$1,411

Atkore, Cov-Lite, 2nd Lien Term Loan
7.750%, 10/09/2021	705	648
Avaya, Extended 1st Lien Term Loan B3
4.694%, 10/26/2017	1,099	952
BJ’s Wholesale Club, Cov-Lite, 2nd Lien Term Loan
8.500%, 03/26/2020	1,665	1,645
Borgata, Incremental Cov-Lite, 1st Lien Term Loan
6.500%, 08/15/2018	683	687
BWAY, Cov-Lite, 1st Lien Term Loan B
5.500%, 08/14/2020	538	535
Carestream, Cov-Lite, 2nd Lien Term Loan
9.500%, 12/07/2019	2,348	2,251
CCO Holdings
05/26/2016 (H)	1,325	—
Charter Communications Operating LLC
05/26/2016 (H)	1,080	—
Clear Channel, Extended 1st Lien Term Loan D
6.944%, 01/30/2019	7,002	5,794
Crestwood Holdings, 1st Lien Term Loan B
7.000%, 06/19/2019	1,362	1,207
CTI Foods, 2nd Lien Term Loan
8.250%, 06/28/2021	1,190	1,142
Dex Media West, 1st Lien Term Loan
8.000%, 12/30/2016	1,347	784
Dollar Tree, 1st Lien Term Loan B2
4.250%, 03/09/2022	248	248
Dollar Tree, 1st Lien Term Loan B1
3.500%, 07/06/2022	1,253	1,253
Empire Generating, 1st Lien Term Loan B
5.250%, 03/12/2021	1,641	1,534
Empire Generating, 1st Lien Term Loan C
5.250%, 03/12/2021	120	113
Energy & Exploration, 1st Lien Term Loan B
7.750%, 01/22/2019	1,381	1,035

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ennis-Flint, 2nd Lien Term Loan
7.750%, 09/30/2021	$300	$279
Flint Group, 2nd Lien Term Loan B2
8.250%, 09/05/2022	1,100	1,081

Fortescue, Cov-Lite, 1st Lien Term Loan
3.750%, 06/30/2019	2,201	1,795
Foxwoods, 1st Lien Term Loan A
5.000%, 07/01/2018	196	151
Foxwoods, 1st Lien Term Loan B
9.375%, 06/30/2020	3,893	3,147
GCA Services, Cov-Lite, 2nd Lien Term Loan
9.250%, 10/01/2020	560	554
Global Aviation Holdings
10.000%, 07/13/2017 (B) (D)	1,877	—
3.000%, 02/13/2018 (B) (D)	611	—
Greenway Medical, 2nd Lien Term Loan
9.250%, 11/04/2021	900	873
Gymboree, Cov-Lite, 1st Lien Term Loan
5.000%, 02/23/2018	340	223
Harrah’s, Extended 1st Lien Term Loan B6
9.500%, 03/01/2017 (B)	2,170	2,002
Hillman, Cov-Lite, 1st Lien Term Loan B
4.500%, 06/30/2021	301	300
Indivior, 1st Lien Term Loan
7.000%, 12/19/2019	1,872	1,760
Integra Telecom, 1st Lien Term Loan B
5.250%, 08/14/2020	1,316	1,307
Interactive Data, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/2021	247	246
J. Crew, Cov-Lite, 1st Lien Term Loan
4.000%, 03/05/2021	1,276	985
J.C. Penney, Cov-Lite, 1st Lien Term Loan
6.000%, 05/21/2018	1,162	1,154
KCA, 1st Lien Term Loan B
6.250%, 05/15/2020	1,022	813
LightSquared, PIK 1st Lien Term Loan
0.000%, 06/15/2020 (H)	1,905	1,853
Lions Gate, 2nd Lien Term Loan
5.000%, 03/17/2022	2,340	2,343
Mauser, Cov-Lite, 2nd Lien Term Loan
8.750%, 07/31/2022	1,800	1,769

192	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Medical Card System, 1st Lien Term Loan B
14.000%, 03/17/2017	$1,171	$1,113
0.068%, 03/17/2017	88	93
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)	300	—
Millennium Labortories, Cov-Lite, 1st Lien Term Loan B
5.250%, 04/16/2021	2,126	645
Misys, 1st Lien Term Loan
5.000%, 12/12/2018	1,176	1,176
Misys, 2nd Lien Term Loan
12.000%, 06/12/2019	1,250	1,356
MModal, 1st Lien Term Loan
9.000%, 01/31/2020	3,061	2,808
Moxie Liberty, 1st Lien Term Loan B1
7.500%, 08/21/2020	2,418	2,297
Moxie Patriot, 1st Lien Term Loan B1
6.750%, 12/19/2020	465	439
Murray Energy, Cov-Lite, 1st Lien Term Loan B2
7.500%, 04/09/2020	531	411
NANA Development, 1st Lien Term Loan
8.000%, 03/15/2018	314	303
Neiman Marcus, Cov-Lite, 1st Lien Term Loan
4.250%, 10/25/2020	1,309	1,280
Nelson Education, 1st Lien Term Loan B
6.750%, 07/03/2014 (B)	913	484
Nine West, Cov-Lite, Unsecured Guaranteed Term Loan
6.250%, 01/08/2020	1,290	734
Obsidian Natural Gas, 1st Lien Term Loan
7.000%, 11/02/2015	42	42
Ocean Rig, 1st Lien Term Loan B1
6.000%, 03/31/2021	2,536	1,486
Ocean Rig, 1st Lien Term Loan B
5.500%, 07/25/2021	2,116	1,402
Ortho-Clinical, Cov-Lite, 1st Lien Term Loan
4.750%, 06/30/2021	785	770
Oxbow Carbon, 2nd Lien Term Loan
8.000%, 01/17/2020	2,394	2,195
Oxea, Cov-Lite, 2nd Lien Term Loan
8.250%, 07/15/2020	750	705

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Panda Sherman, 1st Lien Term Loan
9.000%, 09/14/2018	$1,634	$1,471
Panda Stonewall, 1st Lien Term Loan B1
6.500%, 11/12/2021	353	347
Panolam Industries, 1st Lien Term Loan
7.750%, 08/23/2017	667	657
Peak 10, Cov-Lite, 2nd Lien Term Loan
8.250%, 06/17/2022	2,300	2,185
Penton Media, Cov-Lite, 2nd Lien Term Loan
9.000%, 10/02/2020	1,567	1,560
Polymer Group, 1st Lien Term Loan B
5.250%, 12/19/2019	297	297
Reddy Ice, Cov-Lite, 2nd Lien Term Loan
10.750%, 11/01/2019	1,670	1,002
RegionalCare, 2nd Lien Term Loan
10.500%, 10/23/2019	1,592	1,596
Rite Aid, 2nd Lien Term Loan
5.750%, 08/21/2020	727	734
Riverbed Technology, Cov-Lite, 1st Lien Term Loan
6.000%, 04/24/2022	692	692
Royal Adhesive & Sealants, Cov-Lite, 2nd Lien Term Loan
8.500%, 06/19/2023	319	318
Rue 21, 1st Lien Term Loan B
5.625%, 10/09/2020	1,513	1,294
Skillsoft, Cov-Lite, 1st Lien Term Loan
5.750%, 04/28/2021	1,267	1,136
Skillsoft, Cov-Lite, 2nd Lien Term Loan
9.250%, 04/28/2022	915	778
Solenis, Cov-Lite, 2nd Lien Term Loan
7.750%, 07/31/2022	410	390
Steinway Musical Instruments, 1st Lien Term Loan
4.750%, 09/19/2019	945	942
Sterigenics, Bridge Loan
04/16/2023 (H)	714	—
Syncreon Holdings, Cov-Lite, 1st Lien Term Loan
5.250%, 10/28/2020	3,118	2,475
Templar Energy, Cov-Lite, 2nd Lien Term Loan
8.500%, 11/25/2020	1,540	680

SEI Institutional Managed Trust / Annual Report / September 30, 2015	193

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Thomas Learning, Cov-Lite, 1st Lien Term Loan
7.000%, 03/31/2020	$2,439	$2,416
TNT Logistics Canadian, Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	36	33
TNT Logistics, Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	291	260

TNT Logistics Dutch BV, Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	211	189
TNT Logistics, Pre-Funded Synthetic 1st Lien Term Loan C
6.500%, 03/19/2021	203	182
Toys ‘R’ Us, Cov-Lite, 1st Lien Term Loan B4
9.750%, 04/09/2020	1,901	1,665
TransUnion, 1st Lien Term Loan B2
3.500%, 04/09/2021	517	511
Travelport, 1st Lien Term Loan
5.750%, 09/02/2021	2,303	2,290
True Religion Apparel, Cov-Lite, 1st Lien Term Loan
5.875%, 07/30/2019	759	453
TSAM Delaware
8.750%, 09/12/2019 (D)	913	906
TXU/TCEH, Extended 1st Lien Term Loan
4.683%, 10/10/2017 (B)	1,677	640
TXU/TCEH, Non-Extended 1st Lien Term Loan B
4.683%, 04/25/2015 (B)	93	34
4.683%, 08/21/2016	11,452	4,252
Varsity Brands, Cov-Lite, 1st Lien Term Loan
5.000%, 12/10/2021	903	905
Vertafore, 2nd Lien Term Loan
9.750%, 10/27/2017	560	562
Walter Investment, Cov-Lite, 1st Lien Term Loan
4.750%, 12/18/2020	956	883
Weather Channel, Extended 1st Lien Term Loan
5.750%, 02/11/2020	1,643	1,631
Weight Watchers, Cov-Lite, 1st Lien Term Loan B2
4.000%, 04/02/2020	645	351
Wilton Brands, 1st Lien Term Loan
7.500%, 08/30/2018	3,267	2,984

Total Loan Participations (Cost $146,928) ($ Thousands)		126,215

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.6%
Chicago, Ser B, GO
Callable 01/01/25 @ 100
7.750%, 01/01/2042	$805	$807
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/20 @ 100
8.000%, 07/01/2035	3,033	2,275
5.250%, 07/01/2037	130	85
5.125%, 07/01/2037	110	71
5.000%, 07/01/2041	630	406

Mohegan Tribal, Finance Authority, RB Callable 02/01/23 @ 100
7.000%, 02/01/2045 (A)	3,625	3,217
Texas State, Public Finance Authority, RB
Callable 07/01/19 @ 100
8.250%, 07/01/2024	3,970	3,967

Total Municipal Bonds (Cost $11,754) ($ Thousands)		10,828

PREFERRED STOCK — 0.3%
Ally Financial, 7.00% (A) (G)	9,640	1,520
Aspen Insurance Holdings, 5.95% (G)	86,000	2,181
Ceva Holdings, 0.00%*	1,214	759
SLM, 1.93% (G)	20,597	1,030

Total Preferred Stock (Cost $6,026) ($ Thousands)		5,490

COMMON STOCK — 0.3%
Cengage Learning Holdings II	2,408	64
Ceva Holdings*	561	351
CUI Acquisition* (D)	3	238
Dana Holding	112,964	1,794
Global Aviation Holdings, Cl A*	97,655	—
Mirabela Nickel* (D)	5,869,596	—
Mmodal*	42,431	679
NII Holdings*	51,236	333
Quad	654	8
Reichold Industries* (D)	1,427	627
VSS AHC, Cl A* (D)	27,106	25

Total Common Stock (Cost $6,578) ($ Thousands)		4,119

194	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS — 0.2%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	$4,086	$2,462
Liberty Media CV to 22.94686
4.000%, 11/15/2029	1,665	1,018
Mirabela Nickel
9.500%, 06/24/2019 (A) (D)	1,404	435
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)	2,200	—

Total Convertible Bonds (Cost $4,969) ($ Thousands)		3,915

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Security — 0.0%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
0.757%, 03/15/2019 (A) (G)	1,069	334

Total Asset-Backed Security (Cost $852) ($ Thousands)		334

	Number of Warrants

WARRANTS — 0.0%
Medical Card Systems	14,662	—
Mmodal, Expires 07/31/17* (D)	19,978	5
Mmodal, Expires 07/31/17* (D)	15,150	4

Total Warrants (Cost $15) ($ Thousands)		9

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%**†	60,505,403	$60,505

Total Cash Equivalent (Cost $60,505) ($ Thousands)		60,505

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.080%**† (I)	6,080	6

Total Affiliated Partnership (Cost $6) ($ Thousands)		6

Total Investments — 98.7% (Cost $1,819,915) ($ Thousands)		$1,670,812

A list of the outstanding centrally cleared swap agreements held by the Fund at September 30, 2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	CDX.NA.HY SERIES 24V6	SELL	5.00%	06/20/20	$(6,600)	$624

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
JPMorgan Chase Bank	INDEX RETURN	USD LIBOR-BBA 3 MONTH	12/21/2015	$17,000	$17,001
JPMorgan Chase Bank	INDEX RETURN	USD LIBOR-BBA 3 MONTH	12/21/2015	(75)	(16,724)

					$277

For the year ended September 30, 2015, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,693,119 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Maturity date is unavailable.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Security considered illiquid. The total market value of such security as of September 30, 2015 was $1 ($ Thousands) and represented 0.0% of Net Assets.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	195

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)

September 30, 2015

(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2015 was $8,993 ($ Thousands) and represented 0.5% of Net Assets.

(E)	Security considered restricted. The total market value of such security as of September 30, 2015 was $1 ($ Thousands) and represented 0.0% of Net Assets.

(F)	This security or a partial position of this security is on loan at September 30, 2015 (See Note 10). The total market value of securities on loan at September 30, 2015 was $4 ($ Thousands).

(G)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(H)	Unsettled bank loan. Interest rate not available.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such security as of September 30, 2015 was $6 ($ Thousands).

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Company

USD — U.S. Dollar

Amounts designated as “—” are $O or have been rounded to $O

The following is a list of the level of inputs used as of September 30, 2015 in valuing the Fund’s investments and other financial instruments at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$1,285,966	$5,626	$1,291,592
Collateralized Debt Obligations	—	—	167,799	167,799
Loan Participations	—	120,168	6,047	126,215
Municipal Bonds	—	10,828	—	10,828
Preferred Stock	4,731	759	—	5,490
Common Stock	2,199	351	1,569	4,119
Convertible Bonds	—	3,480	435	3,915
Asset-Backed Security	—	334	—	334
Warrants	—	—	9	9
Cash Equivalent	60,505	—	—	60,505
Affiliated Partnership	—	6	—	6

Total Investments in Securities	$67,435	$1,421,892	$181,485	$1,670,812

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Appreciation	$—	$624	$—	$624
OTC Swaps*
Interest Rate Swaps
Unrealized Appreciation	—	17,001	—	17,001
Unrealized Depreciation	—	(16,724)	—	(16,724)

Total Other Financial Instruments	$—	$901	$—	$901

*	Swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Corporate Obligations	Collateralized Debt Obligations	Loan Participations	Common Stock	Convertible Bonds	Warrants
Beginning balance as of October 1, 2014	$4,261	$156,908	$8,643	$1,368	$1,280	$—
Accrued discounts/premiums	(139)	(903)	(11)	—	(2)	—
Realized gain/(loss)	(8,444)	6,987	40	96	—	7
Change in unrealized appreciation/(depreciation)	4,423	(6,164)	(260)	103	(967)	—
Purchases	(129)	71,317	46	—	124	—
Sales	41	(60,346)	(4,058)	(631)	—	(7)
Transfer into Level 3	5,613	—	1,647	1,306	—	9
Transfer out of Level 3	—	—	—	(673)	—	—

Ending balance as of September 30, 2015	$5,626	$167,799	$6,047	$1,569	$435	$9

Changes in unrealized gains/(losses) in earnings related to securities held at reporting date	$(22)	$(3,368)	$(312)	$19	$(1,169)	$(6)

(1)	Of the $181,485 ($ Thousands) in Level 3 securities as of September 30, 2015, $6,229 ($ Thousands) or 0.4% of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been transfers in and out of Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O

The accompanying notes are an integral part of the financial statements.

196	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Real Return Fund

September 30, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.8%
U.S. Treasury Inflation Protected Securities
2.625%, 07/15/2017	$12,788	$13,396
2.375%, 01/15/2017	14,943	15,342
2.125%, 01/15/2019	12,395	13,204
1.875%, 07/15/2019	14,102	15,061
1.625%, 01/15/2018	13,514	13,991
1.375%, 07/15/2018	13,326	13,857
1.375%, 01/15/2020	17,124	17,968
1.250%, 07/15/2020	26,658	27,986
0.125%, 04/15/2017	40,042	39,896
0.125%, 04/15/2018	44,536	44,484
0.125%, 04/15/2019	44,112	43,962
0.125%, 04/15/2020	29,975	29,782

Total U.S. Treasury Obligations (Cost $293,913) ($ Thousands)		288,929

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%*†	227,216	227

Total Cash Equivalent (Cost $227) ($ Thousands)		227

Total Investments — 99.9% (Cost $294,140) ($ Thousands)		$289,156

Percentages are based on a Net Assets of $289,413 ($ Thousands)

*	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$288,929	$—	$288,929
Cash Equivalent	227	—	—	227

Total Investments in Securities	$227	$288,929	$—	$289,156

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	197

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

September 30, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.5%

Consumer Discretionary — 12.8%
Amazon.com, Cl A*	1.1%	1,536	$785
Comcast, Cl A	0.8	10,140	577
Home Depot	0.9	5,182	599
McDonald’s	0.5	3,807	375
Nike, Cl B	0.5	2,719	334
Starbucks	0.5	5,957	339
Walt Disney	0.9	6,281	643
Other Securities	7.6		5,293

			8,945

Consumer Staples — 9.6%
Altria Group	0.6	7,869	428
Coca-Cola	0.9	15,782	634
CVS Health	0.6	4,499	435
PepsiCo	0.8	5,940	560
Philip Morris International	0.7	6,237	495
Procter & Gamble	1.1	10,909	785
Wal-Mart Stores	0.6	6,376	413
Other Securities	4.3		3,014

			6,764

Energy — 6.8%
Chevron	0.9	7,526	594
Exxon Mobil	1.8	16,800	1,249
Schlumberger, Cl A	0.5	5,052	349
Other Securities	3.6		2,505

			4,697

Financials — 16.0%
Bank of America	0.9	41,945	654
Berkshire Hathaway, Cl B*	1.4	7,530	982
Citigroup	0.9	12,145	603
JPMorgan Chase	1.3	14,817	903
Wells Fargo	1.4	18,733	963
Other Securities	10.1		7,034

			11,139

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.3%
AbbVie	0.5%	6,625	$360
Allergan*	0.6	1,580	429
Amgen, Cl A	0.6	3,063	424
Bristol-Myers Squibb	0.6	6,738	399
Celgene, Cl A*	0.5	3,194	345
Gilead Sciences	0.8	5,913	580
Johnson & Johnson	1.5	11,144	1,041
Medtronic	0.5	5,641	378
Merck	0.8	11,266	556
Pfizer	1.1	24,757	778
UnitedHealth Group	0.6	3,811	442
Other Securities	6.2		4,221

			9,953

Industrials — 9.9%
3M	0.5	2,526	358
Boeing	0.5	2,609	341
General Electric	1.5	40,695	1,025
Other Securities	7.4		5,158

			6,882

Information Technology — 19.9%
Apple	3.6	22,930	2,530
Cisco Systems	0.8	20,472	536
Facebook, Cl A*	1.2	9,071	815
Google, Cl A*	1.1	1,169	746
Google, Cl C*	1.0	1,193	726
Intel	0.8	19,097	575
International Business Machines	0.8	3,668	532
MasterCard, Cl A	0.5	3,982	359
Microsoft	2.0	32,096	1,422
Oracle, Cl B	0.7	13,133	474
Qualcomm	0.5	6,268	337
Visa, Cl A	0.8	7,832	547
Other Securities	6.1		4,279

			13,878

Materials — 2.8%
Other Securities		2.8	1,916

Telecommunication Services — 2.4%
AT&T	1.2	24,703	805
Verizon Communications	1.0	16,398	713
Other Securities	0.2		131

			1,649

198	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Percentage of Net Assets (%)	Market Value ($ Thousands)

Utilities — 3.1%
Other Securities	3.1%	$2,143

Total Common Stock (Cost $74,179) ($ Thousands)		67,966

Total Investments — 97.5% (Cost $74,179) ($ Thousands)		$67,966

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long/ (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
CAC40 10 Euro	23	Oct-2015	$(20)
S&P 500 Index E-MINI	(81)	Dec-2015	121
DAX Index	4	Dec-2015	(54)
IBEX 35 Plus Index	7	Oct-2015	(13)
S&P/MIB Index	7	Dec-2015	(11)
Topix Index	32	Dec-2015	(60)

			$(37)

For year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/21/15	INR	15,187	USD	231	$—
10/21/15	KRW	4,144,818	USD	3,560	68
10/21/15	USD	3,670	INR	238,421	(45)
10/21/15	USD	85	KRW	100,419	—
10/21/15-10/22/15	EUR	6,603	USD	7,469	97
10/21/15-10/22/15	USD	4,427	EUR	3,913	(58)
10/22/15	JPY	17,450	USD	140	(6)
10/22/15	USD	1,062	JPY	127,769	5

					$61

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(8,142)	$8,235	$93
Barclays PLC	(732)	731	(1)
Citigroup	(801)	782	(19)
Credit Suisse First Boston	(2,556)	2,539	(17)
Deutsche Bank	(654)	646	(8)
Goldman Sachs	(3,492)	3,560	68
JPMorgan Chase Bank	(277)	277	—
Societe Generale	(3,747)	3,692	(55)
State Street	(85)	85	—

			$61

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $69,743 ($ Thousands).

*	Non-income producing security.

Cl — Class

EUR — Euro

IBEX— Spanish Exchange Index

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

S&P — Standard & Poor’s

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$67,966	$—	$—	$67,966

Total Investments in Securities	$67,966	$—	$—	$67,966

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$121	$—	$—	$121
Unrealized Depreciation	(158)	—	—	(158)
Forwards Contracts*
Unrealized Appreciation	—	170	—	170
Unrealized Depreciation	—	(109)	—	(109)

Total Other Financial Instruments	$(37)	$61	$—	$24

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	199

SCHEDULE OF INVESTMENTS

Multi-Strategy Alternative Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

REGISTERED INVESTMENT COMPANIES — 95.5%
AQR Managed Futures Strategy Fund, Cl I	2,829,569	$31,804
ASG Managed Futures Strategy Fund, Cl Y	2,194,489	23,854
Avenue Credit Strategies Fund, Cl I	5,115,505	51,513
Blackrock Global Long/Short Credit Fund, Cl I	6,500,987	67,090
Diamond Hill Long-Short Fund, Cl Y	981,089	22,575
Driehaus Active Income Fund, Cl I	4,497,082	45,151
Driehaus Select Credit Fund	2,323,366	19,958
FPA Crescent Fund, Cl R	782,116	25,043
Gabelli ABC Fund, Cl A	2,775,356	28,448
Gotham Neutral Fund, Cl Institutional	2,141,254	21,391
Merger Fund, Cl I	4,597,876	70,302
Robeco Boston Partners Long/Short Research Fund, Cl I	2,759,026	41,248
SEI Institutional Managed Trust Long/Short Alternative Fund, Cl Y†	4,257,580	41,171
WisdomTree Europe Hedged Equity Fund	268,679	14,683

Total Registered Investment Companies (Cost $528,268) ($ Thousands)		504,231

CASH EQUIVALENT — 4.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%*†	22,920,469	22,920

Total Cash Equivalent (Cost $22,920) ($ Thousands)		22,920

Total Investments — 99.9% (Cost $551,188) ($ Thousands)		$527,151

Percentages are based on a Net Assets of $527,811 ($ Thousands)

*	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$504,231	$—	$—	$504,231
Cash Equivalent	22,920	—	—	22,920

Total Investments in Securities	$527,151	$—	$—	$527,151

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

200	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund

September 30, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 11.6%
African Development Bank (B)
2.500%, 03/15/2016		250	$252
1.125%, 03/15/2017		200	201
0.875%, 03/15/2018		500	499
Andina de Fomento (B)
4.375%, 06/15/2022		250	271
Asian Development Bank (B)
5.593%, 07/16/2018		250	280
1.125%, 03/15/2017		150	151
0.500%, 06/20/2016		1,000	1,001
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/2018	EUR	27,343	31,431
Canada Government International Bond
1.625%, 02/27/2019		500	508
0.875%, 02/14/2017		1,200	1,205
Chile Government International Bond
3.875%, 08/05/2020		250	267
China Development Bank
5.000%, 10/15/2015		250	250
Council of Europe Development Bank MTN (B)
1.500%, 02/22/2017		850	860
Deutsche Bundesrepublik Inflation Linked Bond
1.750%, 04/15/2020	EUR	16,278	20,084
1.500%, 04/15/2016	EUR	284	317
0.500%, 04/15/2030	EUR	3,074	3,825
0.100%, 04/15/2023	EUR	28,314	33,089
Development Bank of Japan
5.125%, 02/01/2017		200	211
European Bank for Reconstruction & Development MTN (B)
1.500%, 03/16/2020		250	252
1.000%, 02/16/2017		600	604
0.750%, 09/01/2017		200	200

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

European Investment Bank (B)
4.875%, 02/15/2036		250	$315
1.000%, 12/15/2017		150	150
Export Development Canada
0.750%, 12/15/2017		750	748
FMS Wertmanagement AoeR (B)
1.000%, 11/21/2017		950	952
0.625%, 04/18/2016		750	751
France Government Bond OAT
3.400%, 07/25/2029	EUR	376	618
3.150%, 07/25/2032	EUR	826	1,382
2.250%, 07/25/2020	EUR	621	792
2.100%, 07/25/2023	EUR	1,074	1,437
1.850%, 07/25/2027	EUR	500	684
1.800%, 07/25/2040	EUR	977	1,483
1.300%, 07/25/2019	EUR	24,135	29,107
1.100%, 07/25/2022	EUR	1,213	1,505
1.000%, 07/25/2017	EUR	1,077	1,242
0.700%, 07/25/2030 (A)	EUR	200	243
0.250%, 07/25/2018 to 07/25/2024	EUR	2,796	15,986
0.100%, 07/25/2021		1,212	1,407
French Treasury Note BTAN
0.450%, 07/25/2016	EUR	609	688
Hydro-Quebec
2.000%, 06/30/2016		250	253
1.375%, 06/19/2017 (B)		150	151
Inter-American Development Bank (B)
7.000%, 06/15/2025		500	686
3.875%, 09/17/2019		350	384
1.125%, 03/15/2017		300	302
International Bank for Reconstruction & Development (B)
4.750%, 02/15/2035		250	313
0.875%, 04/17/2017		450	451
International Finance (B)
2.125%, 11/17/2017		750	770
1.750%, 09/04/2018		200	203
1.125%, 11/23/2016		750	754
1.000%, 04/24/2017		300	301
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026	EUR	212	287
2.600%, 09/15/2023	EUR	1,217	1,564
2.550%, 09/15/2041	EUR	954	1,287
2.350%, 09/15/2019 to 09/15/2035 (A)	EUR	1,713	2,156
2.100%, 09/15/2016 to 09/15/2021	EUR	2,125	2,503
1.700%, 09/15/2018	EUR	605	714

SEI Institutional Managed Trust / Annual Report / September 30, 2015	201

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

Korea Development Bank
4.625%, 11/16/2021		250	$277
Nordic Investment Bank MTN (B)
1.000%, 03/07/2017		750	754
0.750%, 01/17/2018		200	200
0.500%, 04/14/2016		750	750
North American Development Bank (B)
2.400%, 10/26/2022		200	198
Province of British Columbia Canada
6.500%, 01/15/2026		250	333
2.000%, 10/23/2022		250	249
Province of Ontario Canada
2.450%, 06/29/2022		250	253
Svensk Exportkredit
5.125%, 03/01/2017		150	159
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	100	504
2.500%, 07/26/2016 to 07/17/2024	GBP	819	4,333
2.000%, 01/26/2035	GBP	432	1,522
1.875%, 11/22/2022	GBP	15,718	28,837
1.250%, 11/22/2017 to 11/22/2055	GBP	3,213	6,575
1.125%, 11/22/2037	GBP	1,412	3,145
0.750%, 03/22/2034 to 11/22/2047	GBP	236	516
0.625%, 03/22/2040 to 11/22/2042	GBP	1,446	3,116
0.500%, 03/22/2050	GBP	424	984
0.375%, 03/22/2062	GBP	486	1,273
0.250%, 03/22/2052	GBP	641	1,418
0.125%, 03/22/2024 to 03/22/2068	GBP	5,273	8,985

Total Sovereign Debt (Cost $248,030) ($ Thousands)			232,708

FOREIGN COMMON STOCK — 4.5%

Australia — 0.3%
AGL Energy		25,712	288
ALS		4,869	15
APA Group		38,075	229
Aristocrat Leisure		20,061	121
Asciano		15,358	91
ASX		2,472	66
Aurizon Holdings		21,309	75
AusNet Services		307,946	295
BHP Billiton		5,561	87
Brambles		9,655	66
Caltex Australia		6,748	148

Description	Shares	Market Value ($ Thousands)

CIMIC Group	4,686	$77
Coca-Cola Amatil	19,358	122
Cochlear	2,895	170
Computershare	58,392	434
Crown Resorts	10,576	74
CSL	4,246	266
Federation Centres†	28,772	56
Fortescue Metals Group	27,506	35
Harvey Norman Holdings	38,002	104
Healthscope	82,236	147
Iluka Resources	13,740	60
Incitec Pivot	29,314	80
Insurance Australia Group	17,664	60
Lend Lease Group	3,959	35
Origin Energy	23,717	102
Qantas Airways*	27,446	72
Ramsay Health Care	5,073	208
REA Group	2,602	81
Rio Tinto	2,745	93
Santos	26,897	75
Scentre Group†	11,668	32
Seek	7,445	63
Sonic Healthcare	16,500	212
South32	36,210	35
Sydney Airport	20,066	84
Tabcorp Holdings	34,462	113
Tatts Group	44,420	117
Telstra, Cl B	100,746	397
TPG Telecom	39,634	302
Transurban Group	13,849	97
Treasury Wine Estates	30,987	143
Wesfarmers	4,028	111
Westfield†	9,207	64
Woodside Petroleum	6,856	139
Woolworths	9,620	168
WorleyParsons	13,343	55

		5,964

Austria — 0.0%
Andritz	4,304	193
Erste Group Bank	2,296	67
OMV	9,074	220
Raiffeisen Bank International	5,812	76
voestalpine	5,195	178

		734

Belgium — 0.1%
Ageas	2,714	111
Anheuser-Busch InBev	1,572	167
Colruyt	7,170	344
Delhaize Group	2,391	211
KBC Groep	1,942	122
Proximus	10,032	346

202	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Solvay	1,290	$131
Telenet Group Holding*	5,192	297
UCB, Cl A	5,104	398
Umicore	4,213	162

		2,289

Canada — 0.4%
Agnico Eagle Mines	2,432	61
Agrium	572	51
Alimentation Couche-Tard, Cl B	5,390	247
Atco, Cl I	7,027	205
Bank of Montreal	1,312	71
Bank of Nova Scotia, Cl C	1,590	70
Barrick Gold	5,996	38
BCE	8,954	365
BlackBerry*	20,413	125
Bombardier, Cl B	39,089	48
CAE	9,180	97
Canadian National Railway	2,192	124
Canadian Natural Resources	4,257	83
Canadian Pacific Railway	641	92
Canadian Tire, Cl A	1,794	160
Canadian Utilities, Cl A	9,262	250
CGI Group, Cl A*	8,094	292
CI Financial	3,354	76
Constellation Software	868	362
Crescent Point Energy, Cl F	4,916	56
Dollarama	3,747	252
Empire, Cl A	8,607	176
Encana	8,974	57
Fairfax Financial Holdings	200	91
Finning International	5,472	80
First Quantum Minerals	2,143	8
Fortis	9,759	278
Franco-Nevada	1,000	44
George Weston	2,819	227
Gildan Activewear	4,096	123
H&R†	4,787	74
Husky Energy	3,850	60
Imperial Oil	2,707	85
Intact Financial, Cl Common Subscription Receipt	1,580	110
Kinross Gold*	14,314	25
Loblaw	4,968	255
Magna International, Cl A	2,438	116
Methanex	1,070	35
Metro, Cl A	7,776	211
National Bank of Canada	2,275	72
Open Text	4,874	217
Potash Corp of Saskatchewan	2,157	44
Restaurant Brands International	2,608	93
RioCan, Cl Trust Unit†	3,430	65
Rogers Communications, Cl B	8,565	294
Saputo	6,869	150

Description	Shares	Market Value ($ Thousands)

Shaw Communications, Cl B	7,879	$152
Silver Wheaton, Cl H	3,032	36
SNC-Lavalin Group	2,856	81
Suncor Energy	2,370	63
Teck Resources, Cl B	2,423	12
TELUS	9,642	302
Thomson Reuters, Cl B	4,373	175
Toronto-Dominion Bank	1,857	73
TransAlta	39,227	181
Turquoise Hill Resources*	6,748	17
Valeant Pharmaceuticals International*	1,935	344
Vermilion Energy	2,483	80

		7,631

China — 0.0%
Sands China	18,800	57
Yangzijiang Shipbuilding Holdings	63,108	50

		107

Denmark — 0.1%
AP Moeller — Maersk, Cl A	30	45
AP Moeller — Maersk, Cl B	35	54
Carlsberg, Cl B	3,116	239
Coloplast, Cl B	4,159	294
Danske Bank	4,782	144
Novo Nordisk, Cl B	5,821	312
Novozymes, Cl B	7,255	316
Pandora	1,809	211
TDC	45,663	235
Tryg	7,185	139
Vestas Wind Systems	2,083	108
William Demant Holding*	4,218	350

		2,447

Finland — 0.1%
Elisa	11,689	394
Fortum	15,567	230
Kone, Cl B	2,993	113
Metso	2,878	60
Neste	14,268	328
Nokia	45,724	312
Nokian Renkaat	6,652	215
Orion, Cl B	11,412	430
Sampo, Cl A	3,627	175
Stora Enso, Cl R	16,819	127
UPM-Kymmene, Cl V	9,046	135
Wartsila OYJ Abp	2,318	92

		2,611

France — 0.3%
Accor	875	41
Aeroports de Paris, Cl A	373	42
Air Liquide	1,030	121

SEI Institutional Managed Trust / Annual Report / September 30, 2015	203

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Alcatel-Lucent*	39,326	$144
Arkema	1,313	85
Atos	2,646	202
Bouygues	892	32
Bureau Veritas	900	19
Capital Gemini	2,586	230
Carrefour	3,050	90
Casino Guichard Perrachon	1,110	59
Christian Dior, Cl B	506	94
CNP Assurances	1,903	26
Credit Agricole	5,388	62
Danone	1,646	104
Dassault Systemes	4,104	302
Electricite de France	6,186	109
Engie	8,471	136
Essilor International	3,685	448
Eutelsat Communications	1,501	46
Fonciere Des Regions†	434	38
Groupe Eurotunnel	4,624	63
Hermes International	26	10
ICADE†	512	34
Iliad	890	179
JCDecaux	1,173	42
Kering	389	63
Klepierre†	1,965	89
L’Oreal	607	105
LVMH Moet Hennessy Louis Vuitton	241	41
Natixis	5,679	31
Numericable-SFR SAS*	536	25
Orange	12,973	196
Pernod Ricard	1,010	102
Remy Cointreau	1,323	86
Renault	450	32
Rexel	3,641	44
Sanofi	3,584	340
Schneider Electric	577	32
SCOR	1,457	52
SES	1,713	54
STMicroelectronics	19,072	130
Suez Environnement	8,879	159
Technip	3,330	157
Thales, Cl A	1,585	110
TOTAL	4,332	194
Valeo	335	45
Veolia Environnement	8,189	187
Vinci	822	52
Vivendi	5,328	126
Wendel	681	80

		5,290

Germany — 0.3%
adidas	861	69
Allianz	347	54
BASF	1,028	78

Description	Shares	Market Value ($ Thousands)

Bayer	1,449	$185
Beiersdorf	1,696	150
Brenntag	1,131	61
Commerzbank*	5,497	58
Continental	286	61
Deutsche Bank	2,043	55
Deutsche Boerse	557	48
Deutsche Lufthansa	5,273	73
Deutsche Post	2,302	64
Deutsche Telekom	15,661	277
E.ON	19,460	167
Fraport Frankfurt Airport Services Worldwide	1,521	94
Fresenius	4,942	331
Fresenius Medical Care	3,975	310
GEA Group	1,568	60
Hannover Rueck	619	63
HeidelbergCement	879	60
Henkel & KGaA	1,543	136
Infineon Technologies	20,066	225
K+S	2,963	99
LANXESS	1,587	74
Linde	488	79
MAN	398	40
Merck KGaA	2,187	193
Metro	4,277	118
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	274	51
OSRAM Licht	1,575	81
QIAGEN*	7,992	205
RTL Group	682	59
RWE	9,447	107
SAP	4,798	310
Siemens	850	76
Symrise	2,361	142
Telefonica Deutschland Holding	49,505	302
ThyssenKrupp	3,604	63
TUI	3,217	59
United Internet	6,170	312
Volkswagen	135	16

		5,065

Greece — 0.0%
Coca-Cola HBC	5,412	115

Hong Kong — 0.3%
AIA Group	13,800	71
ASM Pacific Technology	55,600	363
Cathay Pacific Airways	77,000	144
Cheung Kong Infrastructure Holdings	68,438	612
Cheung Kong Property Holdings	5,708	41
CK Hutchison Holdings	8,208	106
CLP Holdings, Cl B	73,500	627
Galaxy Entertainment Group	24,000	61

204	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

HKT Trust and HKT, Cl Miscellaneous	283,920	$337
Hong Kong & China Gas	181,962	341
Hopewell Hong Kong Properties*	660	—
Kerry Properties	13,000	36
Li & Fung	154,000	117
Link†	13,500	74
MGM China Holdings	30,000	35
MTR	49,500	215
NWS Holdings	124,000	163
PCCW	841,000	431
Power Assets Holdings	66,102	624
Shangri-La Asia	82,000	71
SJM Holdings	52,000	37
Swire Pacific, Cl A	4,000	45
Swire Properties	7,800	21
Techtronic Industries	31,500	116
WH Group* (A)	769,000	381
Wynn Macau	27,600	31
Yue Yuen Industrial Holdings	30,500	113

		5,213

Ireland — 0.1%
Accenture, Cl A	1,033	102
Bank of Ireland*	340,737	132
CRH	8,888	233
Eaton	1,420	73
Kerry Group, Cl A	4,069	305
Ryanair Holdings ADR	3,514	275

		1,120

Israel — 0.1%
Bank Hapoalim	29,177	147
Bank Leumi Le-Israel*	39,720	148
Bezeq The Israeli Telecommunication	203,497	389
Delek Group	1,554	339
Israel	713	171
Israel Chemicals	35,881	184
Mizrahi Tefahot Bank	12,761	151
NICE-Systems	10,234	558
Teva Pharmaceutical Industries	10,351	592

		2,679

Italy — 0.1%
Assicurazioni Generali	2,134	39
Atlantia	3,095	86
Banca Monte dei Paschi di Siena*	1,784	3
CNH Industrial	12,849	83
Enel	50,173	223
Enel Green Power	79,805	151
Eni	10,812	170
Fiat Chrysler Automobiles*	8,569	111
Finmeccanica*	5,105	64
Luxottica Group	2,908	201

Description	Shares	Market Value ($ Thousands)

Pirelli & C.	9,024	$151
Prysmian	5,661	117
Saipem	10,203	82
Snam Rete Gas	39,115	201
Telecom Italia	386,623	430
Tenaris	11,719	140
Terna Rete Elettrica Nazionale	44,057	214
UnipolSai	8,846	19

		2,485

Japan — 0.9%
Acom*	26,000	132
Aeon, Cl H	8,800	136
AEON Financial Service	3,300	65
Air Water	5,000	75
Aisin Seiki	2,000	67
Ajinomoto	7,000	147
Alfresa Holdings	9,100	155
ANA Holdings	20,000	56
Aozora Bank	26,000	90
Asahi Group Holdings	2,800	90
Asahi Kasei	9,000	63
Astellas Pharma	8,000	103
Bank of Kyoto	9,000	91
Bank of Yokohama	16,000	97
Benesse, Cl A	2,700	72
Bridgestone	2,000	69
Calbee	2,000	65
Canon	2,600	75
Central Japan Railway	400	64
Chiba Bank, Cl B	14,000	99
Chubu Electric Power	11,300	166
Chugai Pharmaceutical	2,500	77
Chugoku Bank	7,600	112
Chugoku Electric Power	12,200	168
Credit Saison	4,100	74
Daicel	7,000	85
Daiichi Sankyo	6,700	116
Daito Trust Construction	1,200	122
Daiwa House Industry	4,700	116
Daiwa Securities Group	11,000	71
Dentsu	1,000	51
East Japan Railway	1,000	84
Eisai	2,700	158
Electric Power Development	7,500	228
FamilyMart, Cl H	2,600	118
Fast Retailing	100	41
Fuji Heavy Industries	900	32
FUJIFILM Holdings	2,200	82
Fukuoka Financial Group	17,000	80
Gunma Bank	14,000	89
Hachijuni Bank	15,000	106
Hakuhodo DY Holdings	7,000	66
Hankyu Hanshin Holdings	7,000	42

SEI Institutional Managed Trust / Annual Report / September 30, 2015	205

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Hirose Electric	840	$91
Hiroshima Bank	19,000	109
Hisamitsu Pharmaceutical	2,900	97
Hitachi Chemical	3,039	42
Hitachi Metals	5,000	58
Hokuhoku Financial Group	39,000	89
Hokuriku Electric Power	11,100	149
Hoya	2,100	68
Ibiden	2,800	37
Idemitsu Kosan	13,400	204
Inpex	21,000	186
Itochu Techno-Solutions	4,800	102
Iyo Bank	8,900	102
J Front Retailing	3,000	48
Japan Prime Realty Investment, Cl A†	38	123
Japan Real Estate Investment†	26	120
Japan Retail Fund Investment, Cl A†	52	101
Japan Tobacco	2,300	71
Joyo Bank	21,000	110
JX Holdings	56,400	203
Kajima	7,000	37
Kakaku.com	5,600	90
Kamigumi	8,000	65
Kaneka	12,000	88
Kansai Electric Power	14,900	165
Kansai Paint	3,000	41
Kao	2,700	122
KDDI	12,600	281
Keikyu	4,000	32
Keio	10,000	71
Keyence	200	89
Kikkoman	5,000	137
Kintetsu Group Holdings	15,000	54
Kirin Holdings	6,100	80
Konami Holdings	3,656	79
Kyocera	900	41
Kyowa Hakko Kirin	10,000	148
Kyushu Electric Power	13,700	149
Lawson	1,600	118
LIXIL Group	3,000	61
M3	5,900	117
Maruichi Steel Tube	3,200	72
McDonald’s Holdings Japan	6,600	148
Medipal Holdings	9,200	145
MEIJI Holdings	2,600	190
Miraca Holdings	2,800	118
Mitsubishi Chemical Holdings, Cl B	13,500	70
Mitsubishi Motors	4,200	32
Mitsubishi Tanabe Pharma	7,400	130
Mitsui Chemicals	9,000	29
Mizuho Financial Group	45,700	85
Murata Manufacturing	500	64
NEC	12,000	37
NGK Spark Plug	2,600	59

Description	Shares	Market Value ($ Thousands)

NH Foods	4,000	$81
NHK Spring	3,000	29
Nintendo	500	84
Nippon Building Fund†	23	111
Nippon Electric Glass	13,000	62
Nippon Express	13,000	62
Nippon Prologis REIT†	52	94
Nippon Steel & Sumitomo Metal	2,856	52
Nippon Telegraph & Telephone	11,200	391
Nisshin Seifun Group	9,415	136
Nissin Food Products	2,000	92
Nitori Holdings	1,000	78
NOK	1,500	32
Nomura Research Institute	1,980	76
NTT Data	2,000	100
NTT DOCOMO	22,700	378
Odakyu Electric Railway	8,000	72
Oji Holdings	22,000	94
Ono Pharmaceutical	1,100	130
Oracle Japan	1,900	80
Osaka Gas	78,000	295
Otsuka Holdings	3,400	108
Resona Holdings	16,900	85
Rohm	800	35
Sankyo	2,300	82
Santen Pharmaceutical	8,500	113
Sekisui Chemical	3,000	31
Seven & i Holdings	2,100	96
Seven Bank	22,700	98
Sharp	8,000	9
Shikoku Electric Power	12,600	205
Shimadzu	9,000	129
Shimamura	1,000	107
Shimizu	3,000	26
Shin-Etsu Chemical, Cl A	1,100	56
Shiseido	5,900	128
Shizuoka Bank	11,000	110
Showa Shell Sekiyu	29,300	230
SoftBank	4,100	187
Sumitomo	6,500	62
Suntory Beverage & Food	4,000	153
Suruga Bank	5,600	104
Suzuken	3,960	132
Sysmex	2,500	131
Taisei	5,000	32
Takeda Pharmaceutical	2,600	114
Teijin	24,000	72
Terumo	4,000	113
Tobu Railway	17,000	73
Toho	1,600	37
Toho Gas	49,063	288
Tohoku Electric Power	8,400	113
Tokyo Electric Power*	8,800	58
Tokyo Gas	62,000	299

206	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Tokyu	4,000	$29
TonenGeneral Sekiyu	28,000	271
Toray Industries	10,000	86
TOTO	1,000	31
Toyo Seikan Group Holdings	1,900	30
Toyo Suisan Kaisha	3,000	113
Toyota Industries	1,900	90
Toyota Motor	1,700	99
Unicharm	4,900	86
United Urban Investment†	66	88
USS	5,600	93
West Japan Railway	1,500	93
Yakult Honsha	1,800	89
Yamaguchi Financial Group	9,000	110
Yamato Holdings	1,400	27
Yamazaki Baking	9,000	138

		17,067

Netherlands — 0.2%
Aegon	10,544	60
Akzo Nobel	2,588	168
Altice*	5,764	122
ArcelorMittal	7,041	37
ASML Holding	3,148	275
Delta Lloyd	4,573	38
Gemalto	4,556	295
Heineken	1,925	155
ING Groep	6,346	90
Koninklijke Ahold	9,243	180
Koninklijke Boskalis Westminster	1,861	81
Koninklijke DSM	3,445	158
Koninklijke Philips	3,383	79
Koninklijke Vopak	7,881	314
LyondellBasell Industries, Cl A	1,647	137
OCI*	4,290	110
Randstad Holding	1,641	97
RELX	10,973	178
Royal KPN	91,067	340
TNT Express	11,374	87
Unibail-Rodamco†	139	36
Unilever	3,312	133
Wolters Kluwer	5,792	178

		3,348

New Zealand — 0.1%
Auckland International Airport	106,538	333
Contact Energy	79,201	251
Fletcher Building	46,704	203
Meridian Energy	197,096	265
Mighty River Power	112,969	181
Ryman Healthcare	67,499	316
Spark New Zealand	186,746	356

		1,905

Description	Shares	Market Value ($ Thousands)

Norway — 0.1%
DNB, Cl A	9,226	$120
Gjensidige Forsikring	10,608	143
Norsk Hydro	27,439	91
Orkla	35,918	266
Seadrill	8,660	50
Statoil	8,873	129
Subsea 7	6,800	51
Telenor	17,631	328
Yara International	3,178	127

		1,305

Panama — 0.0%
Carnival	1,282	64

Portugal — 0.0%
Banco Comercial Portugues, Cl R*	1,087,834	53
Banco Espirito Santo*	50,830	7
EDP — Energias de Portugal	85,324	311
Galp Energia SGPS	20,070	197
Jeronimo Martins SGPS	20,081	270

		838

Singapore — 0.1%
Avago Technologies, Cl A	488	61
CapitaLand	33,800	64
DBS Group Holdings	7,800	89
Genting Singapore	238,600	122
Global Logistic Properties	42,000	60
Golden Agri-Resources	1,002,400	232
Hutchison Port Holdings, Cl U	150,126	83
Jardine Cycle & Carriage	6,200	118
Keppel	16,600	79
Noble Group	170,100	50
Oversea-Chinese Banking	12,800	79
Sembcorp Industries	31,300	76
Sembcorp Marine	42,000	68
Singapore Airlines	23,700	178
Singapore Exchange	22,900	113
Singapore Press Holdings	97,800	264
Singapore Technologies Engineering	25,400	53
Singapore Telecommunications	133,600	338
StarHub	141,300	344
United Overseas Bank	5,300	69
UOL Group	7,072	30
Wilmar International	117,100	212

		2,782

Spain — 0.2%
Abertis Infraestructuras	5,513	87
ACS Actividades de Construccion y Servicios	2,833	81
Amadeus IT Holding, Cl A	11,484	490

SEI Institutional Managed Trust / Annual Report / September 30, 2015	207

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Banco Bilbao Vizcaya Argentaria	3,923	$33
Bankia	12,911	17
Distribuidora Internacional de Alimentacion	38,251	231
Enagas	5,493	157
Endesa	4,836	102
Ferrovial	4,529	108
Gas Natural SDG	6,561	128
Grifols	7,310	301
Iberdrola	26,058	173
Industria de Diseno Textil	9,200	307
International Consolidated Airlines Group*	7,033	62
Red Electrica, Cl B	2,080	172
Repsol, Cl A	21,062	245
Telefonica	18,046	218
Zardoya Otis	7,495	81

		2,993

Sweden — 0.2%
Alfa Laval	3,670	60
Atlas Copco, Cl A	1,818	44
Atlas Copco, Cl B	1,891	42
Boliden	12,111	189
Electrolux	4,260	120
Elekta, Cl B	40,108	266
Getinge, Cl B	9,507	211
Hennes & Mauritz, Cl B	4,059	148
Hexagon, Cl B	8,618	262
Husqvarna, Cl B	17,924	117
ICA Gruppen	6,378	215
Industrivarden, Cl C	4,865	85
Investment Kinnevik, Cl B	1,565	45
Lundin Petroleum*	20,495	264
Millicom International Cellular	2,887	180
Nordea Bank	6,982	78
Skandinaviska Enskilda Banken, Cl A	7,936	84
Svenska Cellulosa SCA, Cl B	6,221	173
Swedbank, Cl A	2,347	52
Swedish Match	5,303	160
Tele2, Cl B	19,037	185
Telefonaktiebolaget LM Ericsson, Cl B	29,503	289
TeliaSonera	34,860	187
Volvo, Cl B	6,277	60

		3,516

Switzerland — 0.2%
ABB	4,545	80
ACE	744	77
Actelion	1,534	194
Adecco	1,187	87
Aryzta*	1,814	77
Baloise Holding	496	57
Barry Callebaut	121	131

Description	Shares	Market Value ($ Thousands)

Chocoladefabriken Lindt & Spruengli	31	$311
Cie Financiere Richemont	1,741	135
EMS-Chemie Holding	353	145
Geberit	215	65
Givaudan	89	144
Kuehne & Nagel International	661	85
LafargeHolcim	843	44
Lonza Group	1,481	194
Nestle	1,850	139
Novartis	2,503	229
Partners Group Holding	322	109
Roche Holding	773	203
Schindler Holding	1,164	169
SGS, Cl B	41	71
Sika	37	114
Sonova Holding	1,666	214
Swatch Group	1,778	128
Swatch Group, Cl B	331	122
Swiss Life Holding	254	56
Swiss Prime Site, Cl H	1,126	82
Swisscom	947	471
Syngenta	389	124
TE Connectivity	1,250	75
Transocean	19,707	253

		4,385

United Kingdom — 0.4%
Admiral Group	3,076	70
Amec Foster Wheeler	10,389	113
Anglo American	5,511	46
Antofagasta	8,667	66
ARM Holdings	21,827	313
Associated British Foods	2,191	111
AstraZeneca	3,801	241
Aviva	4,112	28
BHP Billiton	4,135	63
BP	21,882	111
British American Tobacco	1,681	93
BT Group, Cl A	41,849	266
Bunzl	3,000	80
Burberry Group	1,376	29
Capita	2,265	41
Centrica	91,279	317
Compass Group	5,292	84
Croda International	2,603	107
Delphi Automotive	1,026	78
Diageo	2,888	77
Dixons Carphone	10,596	68
easyJet	3,512	95
Ensco, Cl A	4,913	69
Experian	2,610	42
G4S	16,567	58
GlaxoSmithKline	14,130	271
Glencore	17,593	24

208	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

IMI	1,574	$23
Imperial Tobacco Group	2,202	114
Inmarsat	19,273	287
InterContinental Hotels Group	1,529	53
Intertek Group	544	20
ITV	11,950	45
J Sainsbury	21,670	86
Johnson Matthey	1,976	73
Lonmin	1	—
Marks & Spencer Group	10,789	82
Melrose Industries	19,336	77
National Grid	20,542	286
Next, Cl A	560	64
Pearson	3,900	66
Pentair	1,504	77
Petrofac	9,373	109
Reckitt Benckiser Group	1,075	97
RELX	3,034	52
Rexam	15,230	121
Rio Tinto	1,309	44
Royal Dutch Shell, Cl A	7,616	179
Royal Dutch Shell, Cl B	4,214	100
RSA Insurance Group	3,364	21
SABMiller	1,731	98
Sage Group	67,664	512
Severn Trent	8,989	297
Shire	3,125	213
Sky	5,534	87
Smith & Nephew	15,129	264
Smiths Group	4,570	70
SSE	11,470	260
Tate & Lyle	7,790	69
Tesco	23,253	64
Travis Perkins	3,353	100
Unilever	2,107	86
United Utilities Group, Cl B	17,772	249
Vodafone Group	83,074	262
WM Morrison Supermarkets	34,659	87
WPP	2,771	58

		7,813

Total Foreign Common Stock (Cost $90,878) ($ Thousands)		89,766

COMMON STOCK — 2.9%

Consumer Discretionary — 0.3%
Amazon.com, Cl A*	210	107
Autonation*	925	54
Autozone*	115	83
Bed Bath & Beyond*	871	50
Best Buy	1,208	45
BorgWarner	1,249	52
Cablevision Systems, Cl A	2,820	92
CarMax*	974	58

Description	Shares	Market Value ($ Thousands)

CBS, Cl B	891	$36
Chipotle Mexican Grill, Cl A*	131	94
Coach	2,031	59
Comcast, Cl A	1,221	70
Darden Restaurants	1,212	83
Discovery Communications, Cl A*	1,971	51
Discovery Communications, Cl C*	1,457	35
Dollar General	1,154	84
Dollar Tree*	1,039	69
DR Horton	2,237	66
Expedia	660	78
Ford Motor	2,814	38
Fossil Group*	541	30
GameStop, Cl A	1,141	47
Gannett	786	12
Gap	2,002	57
Garmin	1,579	57
General Motors	2,216	67
Genuine Parts	684	57
Goodyear Tire & Rubber	1,985	58
H&R Block	2,909	105
Hanesbrands	700	20
Harley-Davidson, Cl A	750	41
Harman International Industries, Cl A	559	54
Hasbro	950	68
Home Depot	660	76
Interpublic Group	2,930	56
Johnson Controls	1,192	50
Kohl’s	1,084	50
L Brands	1,100	99
Leggett & Platt	1,629	67
Lennar, Cl A	1,255	60
Lowe’s	1,189	82
Macy’s	1,130	58
Marriott International, Cl A	974	67
Mattel	1,549	33
McDonald’s	1,006	99
Michael Kors Holdings*	798	34
Mohawk Industries*	150	27
NetFlix*	588	61
Newell Rubbermaid, Cl B	1,797	71
News, Cl A	3,347	42
Nike, Cl B	721	89
Nordstrom	882	63
Omnicom Group	1,019	67
O’Reilly Automotive*	309	77
Priceline Group*	50	62
PulteGroup	2,869	54
PVH	529	54
Ralph Lauren, Cl A	318	37
Ross Stores	1,460	71
Royal Caribbean Cruises	434	39
Scripps Networks Interactive, Cl A	899	44
Staples	3,583	42

SEI Institutional Managed Trust / Annual Report / September 30, 2015	209

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Starbucks	1,667	$95
Starwood Hotels & Resorts Worldwide	802	53
Target, Cl A	1,487	117
TEGNA	1,572	35
Tiffany	1,091	84
Time Warner	1,132	78
Time Warner Cable, Cl A	430	77
TJX	1,183	84
TopBuild*	234	7
Tractor Supply	780	66
TripAdvisor*	606	38
Twenty-First Century Fox, Cl A	2,526	68
Under Armour, Cl A*	870	84
Urban Outfitters*	2,108	62
VF	892	61
Viacom, Cl B	751	32
Walt Disney	771	79
Whirlpool	397	59
Wyndham Worldwide	1,075	77
Wynn Resorts	376	20
Yum! Brands	892	71

		5,055

Consumer Staples — 0.4%
Altria Group	3,188	173
Archer-Daniels-Midland	3,709	154
Brown-Forman, Cl B	2,047	198
Campbell Soup	5,326	270
Clorox	1,950	225
Coca-Cola	5,902	237
Coca-Cola Enterprises	3,797	184
Colgate-Palmolive	3,224	205
ConAgra Foods	6,607	268
Constellation Brands, Cl A	1,588	199
Costco Wholesale	1,313	190
CVS Health	1,903	184
Dr Pepper Snapple Group	2,800	221
Estee Lauder, Cl A	2,569	207
General Mills, Cl A	4,478	251
Hershey	2,261	208
Hormel Foods	4,868	308
JM Smucker	2,125	242
Kellogg	3,591	239
Keurig Green Mountain	1,750	91
Kimberly-Clark	2,316	252
Kraft Heinz	2,431	172
Kroger	4,174	150
McCormick	3,328	273
Mead Johnson Nutrition, Cl A	2,001	141
Molson Coors Brewing, Cl B	2,906	241
Mondelez International, Cl A	5,619	235
Monster Beverage*	1,453	196
PepsiCo	2,423	229
Philip Morris International	2,511	199

Description	Shares	Market Value ($ Thousands)

Procter & Gamble	2,984	$215
Reynolds American	6,838	303
SYSCO, Cl A	5,177	202
Tyson Foods, Cl A	4,314	186
Walgreens Boots Alliance	2,355	196
Wal-Mart Stores	2,334	151
Whole Foods Market	4,324	137

		7,732

Energy — 0.2%
Anadarko Petroleum, Cl A	1,591	96
Apache	1,962	77
Baker Hughes	2,100	109
Cabot Oil & Gas	4,153	91
Cameron International*	2,161	132
Chesapeake Energy	8,327	61
Chevron	1,331	105
Cimarex Energy	1,075	110
Columbia Pipeline Group	7,251	132
ConocoPhillips	2,304	110
Consol Energy	6,292	62
Devon Energy	2,162	80
Diamond Offshore Drilling	4,770	83
EOG Resources	1,575	115
EQT	2,159	140
Exxon Mobil	1,690	126
FMC Technologies*	2,604	81
Halliburton	2,593	92
Helmerich & Payne	2,048	97
Hess	1,897	95
Kinder Morgan	4,448	123
Marathon Oil	5,483	84
Marathon Petroleum	2,693	125
Murphy Oil	3,133	76
National Oilwell Varco, Cl A	2,636	99
Newfield Exploration*	3,062	101
Noble	5,935	65
Noble Energy	2,878	87
Occidental Petroleum	2,265	150
Oneok	3,847	124
Phillips 66	1,688	130
Pioneer Natural Resources	858	104
QEP Resources	5,190	65
Range Resources	2,522	81
Schlumberger, Cl A	1,728	119
Southwestern Energy, Cl A*	5,878	74
Spectra Energy	4,725	124
Tesoro	1,406	137
Valero Energy	2,308	139
Williams	3,552	131

		4,132

Financials — 0.3%
Affiliated Managers Group*	278	47

210	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Aflac	669	$39
Allstate	963	56
American Express	700	52
American International Group	985	56
American Tower, Cl A†	1,028	90
Ameriprise Financial	614	67
Aon	1,040	92
Apartment Investment & Management, Cl A†	1,239	46
Assurant	976	77
AvalonBay Communities†	370	65
Bank of America	3,043	47
Bank of New York Mellon	1,559	61
BB&T	567	20
Berkshire Hathaway, Cl B*	698	91
BlackRock	151	45
Boston Properties†	488	58
Capital One Financial	700	51
CBRE Group, Cl A*	1,563	50
Charles Schwab	2,369	68
Chubb	1,297	159
Cincinnati Financial	2,017	109
Citigroup	1,388	69
CME Group	627	58
Comerica	1,055	43
Crown Castle International†	1,247	98
Discover Financial Services	1,159	60
E*Trade Financial*	2,457	65
Equinix†	100	27
Equity Residential†	941	71
Essex Property Trust†	340	76
Fifth Third Bancorp	3,134	59
Franklin Resources	1,671	62
General Growth Properties†	2,355	61
Genworth Financial, Cl A*	6,399	30
Goldman Sachs Group	268	47
Hartford Financial Services Group	2,184	100
HCP†	1,674	62
Host Hotels & Resorts†	3,192	50
Hudson City Bancorp, Cl A	5,691	58
Huntington Bancshares	5,352	57
Intercontinental Exchange	310	73
Invesco	1,903	59
Iron Mountain†	1,719	53
JPMorgan Chase	873	53
KeyCorp	3,605	47
Kimco Realty†	2,593	63
Legg Mason	1,384	58
Leucadia National	2,506	51
Lincoln National	607	29
Loews	1,145	41
M&T Bank	475	58
Macerich†	1,104	85
Marsh & McLennan	1,756	92

Description	Shares	Market Value ($ Thousands)

McGraw-Hill	587	$51
MetLife	873	41
Moody’s	673	66
Morgan Stanley	1,399	44
Nasdaq, Cl A	1,585	84
Navient	2,108	24
Northern Trust	1,046	71
People’s United Financial	4,631	73
Plum Creek Timber†	2,281	90
PNC Financial Services Group	595	53
Principal Financial Group, Cl A	1,244	59
Progressive	2,974	91
ProLogis†	2,009	78
Prudential Financial	570	43
Public Storage†	541	115
Realty Income†	1,430	68
Regions Financial	5,512	50
Simon Property Group†	325	60
SL Green Realty†	445	48
State Street	770	52
SunTrust Banks	1,338	51
T. Rowe Price Group	832	58
Torchmark, Cl A	964	54
Travelers	849	85
Unum Group	1,475	47
US Bancorp	1,531	63
Ventas†	1,347	76
Vornado Realty Trust†	658	60
Wells Fargo	1,167	60
Welltower†	867	59
Weyerhaeuser†	2,304	63
XL Group, Cl A	2,550	93
Zions Bancorporation	1,416	39

		5,430

Health Care — 0.3%
Abbott Laboratories	3,250	131
AbbVie	1,735	94
Aetna, Cl A	1,342	147
Agilent Technologies	2,392	82
Alexion Pharmaceuticals*	748	117
Allergan*	392	107
AmerisourceBergen	926	88
Amgen, Cl A	840	116
Anthem	819	115
Baxalta	2,273	72
Baxter International	2,273	75
Becton Dickinson	1,133	150
Biogen*	324	94
Boston Scientific*	6,797	112
Bristol-Myers Squibb	2,001	118
C.R. Bard	751	140
Cardinal Health	1,831	141
Celgene, Cl A*	912	99

SEI Institutional Managed Trust / Annual Report / September 30, 2015	211

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Cerner*	2,136	$128
Cigna	920	124
DaVita HealthCare Partners*	1,726	125
Dentsply International	2,721	138
Edwards Lifesciences, Cl A*	918	131
Eli Lilly	1,524	127
Endo International*	1,107	77
Express Scripts Holding*	1,303	106
Gilead Sciences	1,056	104
HCA Holdings*	1,422	110
Humana	561	100
Intuitive Surgical*	262	120
Johnson & Johnson	1,602	149
Laboratory Corp of America Holdings*	954	103
Mallinckrodt*	905	58
McKesson	595	110
Medtronic	1,421	95
Merck	2,621	129
Mylan*	1,411	57
Patterson	2,743	119
PerkinElmer	2,942	135
Perrigo	573	90
Pfizer	4,108	129
Quest Diagnostics	1,743	107
Regeneron Pharmaceuticals*	227	106
St. Jude Medical	1,964	124
Stryker	1,505	142
Tenet Healthcare*	1,901	70
Thermo Fisher Scientific	1,047	128
UnitedHealth Group	1,173	136
Universal Health Services, Cl B	885	110
Varian Medical Systems*	1,374	101
Vertex Pharmaceuticals*	829	86
Waters*	1,193	141
Zimmer Biomet Holdings	1,217	114
Zoetis, Cl A	1,908	79

		6,006

Industrials — 0.3%
3M	528	75
ADT, Cl A	1,823	54
Allegion	1,531	88
American Airlines Group	1,867	72
Ametek	1,214	63
Boeing	707	93
C.H. Robinson Worldwide	1,277	86
Caterpillar, Cl A	671	44
Cintas	1,129	97
CSX	2,876	77
Cummins	612	66
Danaher, Cl A	1,081	92
Deere	725	54
Delta Air Lines, Cl A	2,132	96
Dover	1,286	73

Description	Shares	Market Value ($ Thousands)

Dun & Bradstreet	676	$71
Emerson Electric	1,193	53
Equifax	1,030	100
Expeditors International of Washington	1,954	92
Fastenal, Cl A	2,002	74
FedEx	581	84
Flowserve	922	38
Fluor	993	42
General Dynamics	849	117
General Electric	3,393	85
Honeywell International	835	79
Illinois Tool Works	945	78
Ingersoll-Rand	1,099	56
Jacobs Engineering Group*	1,127	42
JB Hunt Transport Services	1,000	71
Joy Global	1,525	23
Kansas City Southern	757	69
L-3 Communications Holdings	643	67
Lockheed Martin	518	107
Masco	2,110	53
Nielsen Holdings	1,849	82
Norfolk Southern	909	70
Northrop Grumman	759	126
PACCAR	1,058	55
Parker-Hannifin, Cl A	653	64
Pitney Bowes	4,588	91
Precision Castparts	492	113
Quanta Services*	1,779	43
Raytheon	872	95
Republic Services	2,778	114
Robert Half International	1,948	100
Rockwell Automation	815	83
Rockwell Collins	1,112	91
Roper Technologies	466	73
Ryder System	976	72
Snap-on	801	121
Southwest Airlines, Cl A	3,040	116
Stanley Black & Decker	854	83
Stericycle, Cl A*	907	126
Textron	1,353	51
Tyco International	2,113	71
Union Pacific	856	76
United Parcel Service, Cl B	975	96
United Rentals*	770	46
United Technologies	716	64
Waste Management	2,460	123
WW Grainger	279	60
Xylem	1,952	64

		4,900

Information Technology — 0.3%
Adobe Systems*	1,333	109
Akamai Technologies*	1,004	69
Alliance Data Systems*	225	58

212	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Altera	1,798	$90
Amphenol, Cl A	1,661	85
Analog Devices	1,682	95
Apple	785	87
Applied Materials	3,455	51
Autodesk, Cl A*	1,304	57
Automatic Data Processing	1,236	99
Broadcom, Cl A	1,668	86
CA	2,697	74
Cisco Systems	3,423	90
Citrix Systems*	1,207	84
Cognizant Technology Solutions, Cl A*	1,460	92
Computer Sciences	1,227	75
Corning, Cl B	3,400	58
eBay*	1,509	37
Electronic Arts*	1,167	79
EMC	2,880	69
F5 Networks, Cl A*	656	76
Facebook, Cl A*	855	77
Fidelity National Information Services, Cl B	1,370	92
First Solar*	463	20
Fiserv, Cl A*	1,220	106
Flir Systems	3,188	89
Google, Cl A*	135	86
Google, Cl C*	142	86
Harris	1,073	78
Hewlett-Packard	1,974	50
Intel	2,316	70
International Business Machines	503	73
Intuit	1,158	103
Juniper Networks	2,664	69
KLA-Tencor	1,572	79
Lam Research	1,034	68
Linear Technology	1,618	65
MasterCard, Cl A	1,158	104
Microchip Technology	1,617	70
Micron Technology*	2,701	40
Microsoft	2,267	100
Motorola Solutions	1,038	71
NetApp	2,048	61
Nvidia	4,153	102
Oracle, Cl B	2,124	77
Paychex	2,240	107
PayPal Holdings*	1,509	47
Qorvo*	900	40
Qualcomm	1,365	73
Red Hat*	1,165	84
salesforce.com inc*	1,252	87
SanDisk	1,208	66
Seagate Technology	1,313	59
Skyworks Solutions	200	17
Symantec, Cl A	4,377	85
Teradata*	1,941	56

Description	Shares	Market Value ($ Thousands)

Texas Instruments	1,935	$96
Total System Services	2,623	119
VeriSign*	1,285	91
Visa, Cl A	1,380	96
Western Digital	821	65
Western Union	3,646	67
Xerox	7,739	75
Xilinx	2,202	93
Yahoo!*	1,891	55

		4,934

Materials — 0.2%
Air Products & Chemicals	1,608	205
Airgas	1,875	167
Alcoa	10,445	101
Allegheny Technologies	4,615	65
Avery Dennison	3,753	212
Ball	2,492	155
CF Industries Holdings	2,645	119
Chemours	424	3
Dow Chemical, Cl A	2,936	124
E.I. Du Pont de Nemours	2,614	126
Eastman Chemical	1,692	109
Ecolab	1,813	199
FMC	3,030	103
Freeport-McMoRan, Cl B	11,922	115
International Flavors & Fragrances	1,898	196
International Paper	4,422	167
Martin Marietta Materials, Cl A	1,209	184
Monsanto	1,793	153
Mosaic	4,106	128
Newmont Mining	11,862	191
Nucor	4,278	161
Owens-Illinois*	5,909	123
PPG Industries	1,820	160
Praxair	1,738	177
Sealed Air	4,121	193
Sherwin-Williams, Cl A	716	160
Sigma-Aldrich	1,578	219
Vulcan Materials	1,726	154
WestRock	3,921	202

		4,371

Telecommunication Services — 0.3%
AT&T	55,447	1,806
CenturyTel	48,652	1,222
Frontier Communications	235,926	1,121
Level 3 Communications*	16,864	737
Verizon Communications	38,192	1,662

		6,548

Utilities — 0.4%
AES	18,904	185

SEI Institutional Managed Trust / Annual Report / September 30, 2015	213

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

AGL Resources	6,832	$417
Ameren	8,029	339
American Electric Power	5,062	288
Centerpoint Energy	13,663	247
CMS Energy	8,242	291
Consolidated Edison	5,448	364
Dominion Resources	4,207	296
DTE Energy	3,434	276
Duke Energy	4,681	337
Edison International	4,542	286
Entergy	4,127	269
Eversource Energy	7,041	356
Exelon	7,604	226
FirstEnergy	8,630	270
NextEra Energy	2,892	282
NiSource	8,731	162
NRG Energy	10,273	153
Pepco Holdings	11,279	273
PG&E	6,354	336
Pinnacle West Capital	5,550	356
PPL	8,711	287
Public Service Enterprise Group	7,789	328
SCANA	5,391	303
Sempra Energy	2,911	282
Southern	8,324	372
TECO Energy	17,230	452
WEC Energy Group	10,913	570
Xcel Energy	8,583	304

		8,907

Total Common Stock (Cost $50,362) ($ Thousands)		58,015

EXCHANGE TRADED FUND — 0.6%
iShares iBoxx Investment Grade Corporate Bond Fund	111,344	12,926

Total Exchange Traded Fund (Cost $12,776) ($ Thousands)		12,926

CORPORATE OBLIGATIONS — 0.6%

Consumer Discretionary — 0.0%
Toyota Motor Credit MTN (B)
3.400%, 09/15/2021	$150	156
Trustees of Dartmouth College (B)
4.750%, 06/01/2019	250	276
University of Southern California (B)
5.250%, 10/01/2111	100	117

		549

Consumer Staples — 0.0%
Wal-Mart Stores (B)
2.800%, 04/15/2016	300	304

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 0.1%
Chevron (B)
4.950%, 03/03/2019	$150	$166
Exxon Mobil (B)
3.176%, 03/15/2024	500	516
XTO Energy (B)
6.750%, 08/01/2037	300	420
6.500%, 12/15/2018	750	866

		1,968

Financials — 0.2%
Australia & New Zealand Banking Group NY MTN (B)
1.875%, 10/06/2017	250	253
Bank of Montreal MTN (B)
1.400%, 09/11/2017	200	200
Bank of New York Mellon (B)
3.550%, 09/23/2021	200	210
Berkshire Hathaway Finance (B)
5.400%, 05/15/2018	250	276
Canadian Imperial Bank of Commerce (B)
2.350%, 12/11/2015	250	251
CME Group (B)
3.000%, 09/15/2022	100	101
Commonwealth Bank of Australia NY MTN (B)
1.900%, 09/18/2017	150	151
Cooperatieve Centrale Raiffeisen-Boerenleenbank (B)
3.375%, 01/19/2017	250	257
HSBC Holdings (B)
5.100%, 04/05/2021	250	277
KFW (B)
2.375%, 08/25/2021	500	517
0.875%, 09/05/2017	200	200
Landwirtschaftliche Rentenbank (B)
1.875%, 09/17/2018	550	562
1.750%, 04/15/2019	200	204
1.375%, 10/23/2019	500	500
1.000%, 04/04/2018	200	200
0.875%, 09/12/2017	300	300
Svenska Handelsbanken (B)
2.875%, 04/04/2017	200	205
Toronto-Dominion Bank (B)
2.375%, 10/19/2016	250	254
Westpac Banking (B)
4.875%, 11/19/2019	200	222

		5,140

Health Care — 0.1%
Johns Hopkins University (B)
5.250%, 07/01/2019	18	20

214	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Johnson & Johnson (B)
5.950%, 08/15/2037	$300	$388
3.375%, 12/05/2023	500	529
Novartis Securities Investment (B)
5.125%, 02/10/2019	150	167
Sanofi (B)
4.000%, 03/29/2021	150	162

		1,266

Industrials — 0.0%
3M MTN (B)
5.700%, 03/15/2037	150	185
General Electric Capital (B)
0.850%, 10/09/2015	500	500

		685

Information Technology — 0.1%
Google (B)
3.625%, 05/19/2021	150	161
Microsoft (B)
2.500%, 02/08/2016	350	353
2.125%, 11/15/2022	500	484
0.875%, 11/15/2017	1,500	1,501

		2,499

Telecommunication Services — 0.0%
Nippon Telegraph & Telephone (B)
1.400%, 07/18/2017	200	201

Utilities — 0.0%
Southern California Gas (B)
5.125%, 11/15/2040	150	173

Total Corporate Obligations (Cost $12,833) ($ Thousands)		12,785

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
Porsche Automobil Holding	342	15
Volkswagen	65	7

		22

Consumer Staples — 0.0%
Henkel & KGaA	1,296	133

Materials — 0.0%
Fuchs Petrolub	1,520	67

Total Preferred Stock (Cost $235) ($ Thousands)		222

Description		Shares/ Face Amount (1) (Thousands)	Market Value ($ Thousands)

		Number of Rights

RIGHTS — 0.0%*
Origin Energy
Expires 10/30/15		13,553	$—
Safeway CVR - Casa Ley		2823	3
Safeway CVR - PDC		2823	—

Total Rights (Cost $—) ($Thousands)			3

		Number of Warrants

WARRANTS — 0.0%*
Olam International, Strike Price: $1.291
Expires 12/31/17		4,698	—

Total Warrants (Cost $—) ($Thousands)			—

CASH EQUIVALENT — 38.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.030%**††		765,254,493	765,254

Total Cash Equivalent (Cost $765,254) ($ Thousands)			765,254

TIME DEPOSITS — 21.3%
Brown Brothers Harriman
5.750%, 10/01/2015	ZAR	4,850	351
1.550%, 10/01/2015	NZD	23	14
1.168%, 10/01/2015	AUD	71	50
0.154%, 10/01/2015	NOK	12	1
0.100%, 10/01/2015	SGD	25	18
0.100%, 10/01/2015	DKK	112	17
0.058%, 10/01/2015	CAD	30	23
0.057%, 10/01/2015	GBP	1,075	1,628
0.030%, 10/01/2015 (B)		422,730	422,730
0.005%, 10/01/2015	HKD	148	19
0.005%, 10/01/2015	JPY	7,672	64
(0.238)%, 10/01/2015	EUR	2,852	3,184
(0.733)%, 10/01/2015	SEK	28	3
(1.000)%, 10/01/2015	CHF	13	14

Total Time Deposits (Cost $428,116) ($ Thousands)			428,116

U.S. TREASURY OBLIGATIONS — 16.0%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029		610	841
3.625%, 04/15/2028		831	1,101
2.625%, 07/15/2017		691	724
2.500%, 07/15/2016		742	754
2.500%, 01/15/2029		396	475
2.375%, 01/15/2017		237	243

SEI Institutional Managed Trust / Annual Report / September 30, 2015	215

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.375%, 01/15/2025	$1,353	$1,558
2.375%, 01/15/2027	769	900
2.125%, 01/15/2019	333	14,920
2.125%, 02/15/2041	1,162	1,377
2.000%, 01/15/2016	180	180
2.000%, 01/15/2026	1,064	1,194
1.875%, 07/15/2019	787	840
1.750%, 01/15/2028	1,110	1,226
1.375%, 07/15/2018	1,068	1,111
1.375%, 01/15/2020	963	1,011
1.250%, 07/15/2020	497	522
1.125%, 01/15/2021	1,999	2,077
0.750%, 02/15/2042	1,531	1,340
0.625%, 07/15/2021	2,308	2,341
0.625%, 01/15/2024	2,352	9,772
0.375%, 07/15/2023	2,256	15,217
0.250%, 01/15/2025	1,310	16,418
0.125%, 04/15/2016	891	882
0.125%, 04/15/2017	683	680
0.125%, 04/15/2018	1,497	74,918
0.125%, 04/15/2019	66,508	66,281
0.125%, 01/15/2022	1,793	1,747
0.125%, 07/15/2022	986	961
0.125%, 01/15/2023	155	149
0.125%, 07/15/2024	1,508	12,850
U.S. Treasury Bills (B) (C)
0.085%, 11/27/2015	42,750	42,750
0.071%, 12/03/2015	42,750	42,751

Total U.S. Treasury Obligations (Cost $323,135) ($ Thousands)		320,111

Total Investments — 95.7% (Cost $1,931,619) ($ Thousands)		$1,919,906

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Amsterdam Index	16	Oct-2015	$(53)
Australian 10-Year Bond	1,110	Dec-2015	1,957
CAC40 10 Euro	82	Oct-2015	(118)
Canadian 10-Year Bond	1,052	Dec-2015	(1,328)
CBT 10-Year T-Bonds	626	Dec-2015	1,084
Dax Index	33	Dec-2015	(511)
DJ Euro Stoxx 50 Index	516	Dec-2015	(568)
Euro-Bobl	268	Dec-2015	130
Euro-BTP	447	Dec-2015	1,111
Euro-Buxl 30 Year Bond	35	Dec-2015	98
Euro-Schatz	738	Dec-2015	36
FIN FUT EUR	1,289	Dec-2015	4,074
FTSE 100 Index	99	Dec-2015	(73)
FTSE/JSE Top 40 Index	87	Dec-2015	63
Hang Seng Index	62	Oct-2015	(105)
H-shares Index	144	Oct-2015	(141)
IBEX 35 Plus Index	24	Oct-2015	(114)
Japanese 10-Year Bond	1,373	Dec-2015	693
KOSPI 200 Index	122	Dec-2015	352
Long Gilt 10-Year Bond	1,180	Dec-2015	2,538
MSCI Emerging Index E-MINI	814	Dec-2015	(805)

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
OMX Index	176	Oct-2015	$(147)
Russell 2000 Index E-MINI	649	Dec-2015	(4,021)
S&P 500 Index E-MINI	1,456	Dec-2015	(2,756)
S&P 500 Index	8	Dec-2015	(62)
S&P Mid 400 Index E-MINI	132	Dec-2015	(533)
S&P TSE 60 Index	20	Dec-2015	(4)
SPI 200 Index	97	Dec-2015	(122)
Taiwan Index	148	Oct-2015	16
Topix Index	256	Dec-2015	(587)
U.S. 10-Year Treasury Note	2,241	Dec-2015	3,220
U.S. 5-Year Treasury Note	106	Jan-2016	96
U.S. Long Treasury Bond	315	Dec-2015	833
Brent Crude Penultimate***	71	Dec-2015	(41)
Brent Crude Penultimate***	17	Nov-2015	(98)
Cocoa***	14	Dec-2015	(7)
Cocoa***	118	May-2016	(103)
Coffee ‘C’***	93	Dec-2015	(209)
Copper***	56	Dec-2015	128
Corn***	349	Dec-2015	256
Corn***	136	Mar-2016	85
Cotton No. 2***	87	Dec-2015	(105)
Cotton No. 2***	126	Mar-2016	(112)
Crude Oil***	279	Dec-2015	(153)
DJ UBS Commodity Index***	400	Dec-2015	(53)
Feeder Cattle***	99	Jan-2016	(862)
Gas Oil ICE***	71	Dec-2015	(62)
Gasoline RBOB***	53	Dec-2015	(164)
Gold***	297	Dec-2015	117
Goldman Sachs Index***	21	Oct-2015	(50)
Heating Oil***	58	Dec-2015	(158)
Lean Hogs***	221	Dec-2015	352
Lean Hogs***	101	Feb-2016	58
Live Cattle***	166	Dec-2015	(1,159)
Live Cattle***	90	Feb-2016	(399)
LME Copper***	57	Dec-2015	(796)
LME Copper***	1	Mar-2016	5
LME Lead***	47	Dec-2015	(89)
LME Nickel***	56	Dec-2015	61
LME Primary Aluminum***	291	Dec-2015	(1,007)
LME Primary Aluminum***	53	Mar-2016	(17)
LME Zinc***	114	Dec-2015	(601)
Natural Gas***	140	Nov-2015	(289)
Silver***	174	Dec-2015	(575)
Soybean***	95	Jan-2016	52
Soybean***	59	Mar-2016	21
Soybean Meal***	177	Dec-2015	98
Soybean Oil***	168	Dec-2015	(10)
Soybean Oil***	154	Mar-2016	(70)
Sugar #11***	543	Feb-2016	623
Wheat***	65	Dec-2015	(11)

			$(1,091)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/29/15	AUD	8,600	USD	6,019	$(9)
10/29/15	CAD	10,300	USD	7,731	49
10/29/15-12/16/15	CHF	5,243	USD	5,385	10
10/29/15-12/16/15	EUR	267,881	USD	299,959	630
10/29/15-12/16/15	GBP	50,530	USD	77,319	810
10/29/15-12/16/15	HKD	84,082	USD	10,847	(2)
10/29/15-12/16/15	JPY	2,051,300	USD	16,976	(160)
12/16/15	BRL	3,000	USD	742	9
12/16/15	CNH	15,500	USD	2,404	(9)

216	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
12/16/15	HUF	668,100	USD	2,377	$(6)
12/16/15	INR	270,600	USD	4,015	(61)
12/16/15	MXP	3,200	USD	186	(1)
12/16/15	PLN	18,000	USD	4,768	43
12/16/15	TRY	7,100	USD	2,274	(16)
12/16/15	USD	15,550	BRL	59,200	(1,082)
12/16/15	USD	122	CAD	162	(2)
12/16/15	USD	82	CHF	79	–
12/16/15	USD	27,260	CNH	177,400	357
12/16/15	USD	37,451	EUR	33,247	(294)
12/16/15	USD	6,268	GBP	4,059	(122)
12/16/15	USD	6,102	HKD	47,296	–
12/16/15	USD	18,695	HUF	5,223,200	(67)
12/16/15	USD	14,485	INR	977,300	238
12/16/15	USD	19,840	KRW	23,585,900	5
12/16/15	USD	16,554	MXP	280,300	(115)
12/16/15	USD	24,796	PLN	93,900	(147)
12/16/15	USD	22,842	TRY	69,600	(400)
12/17/15	USD	11,956	ZAR	164,600	(213)
12/17/15	ZAR	38,100	USD	2,740	22

					$(533)

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of New York	$(6,028)	$6,019	$(9)
BNP Paribas	(7,683)	7,732	49
Citigroup	(218,099)	217,867	(232)
Credit Suisse First Boston	(310,173)	309,585	(588)
JPMorgan Chase Bank	(122,456)	122,703	247

			$(533)

A list of open OTC swap agreements held by the Fund at September 30, 2015, are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands) (1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	Bovaspa Index	Negative Price Return	Positve Price Return	10/15/2015	BRL	3,745	$(922)
Bank of America	Taiwan Index	Negative Price Return	Positve Price Return	10/21/2015	TWD	593	(16)
Bank of America	SGX S&P CNX Nifty Index	Negative Price Return	Positve Price Return	10/29/2015		3,557	(20)
Bank of America	Taiwan Index	Negative Price Return	Positve Price Return	10/29/2015		4,945	(9)
Bank of America	H-Shares Index	Negative Price Return	Positve Price Return	10/30/2015	HKD	16,697	(288)
Bank of America	Hang Seng Index	Negative Price Return	Positve Price Return	10/30/2015	HKD	1,073	(21)
Bank of America	Canadian 10-Year Bond	Negative Price Return	Positve Price Return	12/01/2015	CAD	1,904	(53)
Bank of America	Long Gilt 10-Year Bond	Negative Price Return	Positve Price Return	12/01/2015	GBP	180	(7)
Bank of America	U.S. Treasury 10-Year Note	Negative Price Return	Positve Price Return	12/01/2015		410,534	471
Bank of America	Euro-Bund	Negative Price Return	Positve Price Return	12/10/2015	EUR	105,480	1,075
JPMorgan Chase Bank	KOSPI 200 Index	Negative Price Return	Positve Price Return	12/11/2015	KRW	897	7
JPMorgan Chase Bank	Swiss Market Index	Negative Price Return	Positve Price Return	12/18/2015	CHF	6,863	(201)
Deutsche Bank	Corn***	Negative Price Return	Positve Price Return	12/01/2015		4,750	(216)
BoA Merrill Lynch	Soybean Meal***	Negative Price Return	Positve Price Return	12/01/2015		155	7
Citibank	Soybean Meal***	Negative Price Return	Positve Price Return	12/01/2015		711	19
BoA Merrill Lynch	Soybean Oil***	Negative Price Return	Positve Price Return	12/01/2015		2,461	(522)
Citibank	Soybean Oil***	Negative Price Return	Positve Price Return	12/01/2015		213	(44)
Citibank	Wheat***	Negative Price Return	Positve Price Return	12/01/2015		359	(16)
Citibank	Brent Crude Penultimate***	Negative Price Return	Positve Price Return	12/16/2015		9,147	(137)
BoA Merrill Lynch	Corn***	Negative Price Return	Positve Price Return	12/16/2015		1,221	37
BoA Merrill Lynch	Lean Hogs***	Negative Price Return	Positve Price Return	12/16/2015		3,096	133
BoA	Lean Hogs***	Negative Price Return	Positve Price Return	12/16/2015		80	4
BoA Merrill Lynch	Wheat***	Negative Price Return	Positve Price Return	12/16/2015		154	(5)
BoA Merrill Lynch	Live Cattle***	Negative Price Return	Positve Price Return	12/17/2015		7,018	(687)
Deutsche Bank	Live Cattle***	Negative Price Return	Positve Price Return	12/17/2015		576	(58)
Citibank	Cotton No. 2***	Negative Price Return	Positve Price Return	12/22/2015		181	(19)
Deutsche Bank	Cotton No. 2***	Negative Price Return	Positve Price Return	12/22/2015		1,148	(81)
Deutsche Bank	Gasoline RBOB***	Negative Price Return	Positve Price Return	12/30/2015		2,021	15
Deutsche Bank	Heating Oil***	Negative Price Return	Positve Price Return	12/30/2015		2,158	(28)
BoA Merrill Lynch	Gasoil***	Negative Price Return	Positve Price Return	12/31/2015		2,816	(29)
Citibank	Natural Gas***	Negative Price Return	Positve Price Return	12/31/2015		1,540	(109)
Citibank	WTI Crude***	Negative Price Return	Positve Price Return	12/31/2015		8,019	(48)
Citibank	Soybean***	Negative Price Return	Positve Price Return	01/04/2016		3,844	(151)
BoA Merrill Lynch	Soybean***	Negative Price Return	Positve Price Return	01/19/2016		4,202	(21)

							$(1,940)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	217

SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Concluded)

September 30, 2015

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, are as follows:

Interest Rate Swaps
Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	2.00%	3-Month USD - LIBOR	12/16/2020	$26,000	$292
JPMorgan Chase Bank	2.00%	3-Month USD - LIBOR	12/16/2020	110,101	1,090
JPMorgan Chase Bank	1.50%	3-Month USD - LIBOR	12/16/2017	81,500	275
JPMorgan Chase Bank	1.50%	3-Month USD - LIBOR	12/16/2017	237,655	687

					$2,344

For the year ended September 30, 2015 , the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,005,930 ($Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

***	Futures and swap contracts held by Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security, or portion thereof, is held by Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2015.

(C)	The rate shown is the effective yield at the time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

Cl — Class

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

JSE — Johannesburg Stock Exchange

KRW — Korean wan

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXP — Mexican Peso

NYMEX — New York Mercantile Exchange

OTC — Over the Counter

PLC — Public Limited Company

RBOB — Reformulated Blendstock for Oxygenate Blending

REIT — Real Estate Investment Trust

RTS — Russian Trading Systems Index

RUB — Russian Ruble

S&P — Standard & Poor’s

SGD — Singapore Dollar

SGX — Singapore Exchange

TSE — Tokyo Stock Exchange

TRY — Turkish New Lira

TWD — Taiwanese Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Sovereign Debt	$—	$232,708	$—	$232,708
Foreign Common Stock	89,759	—	7	89,766
Common Stock	58,015	—	—	58,015
Exchange Traded Fund	12,926	—	—	12,926
Corporate Obligations	—	12,785	—	12,785
Preferred Stock	222	—	—	222
Rights	—	—	3	3
Warrants	—	—	—	—
Cash Equivalent	765,254	—	—	765,254
Time Deposits	—	428,116	—	428,116
U.S. Treasury Obligations	—	320,111	—	320,111

Total Investments in Securities	$926,176	$993,720	$10	$1,919,906

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$18,157	$—	$—	$18,157
Unrealized Depreciation	(19,248)	—	—	(19,248)
Forwards*
Unrealized Appreciation	—	2,173	—	2,173
Unrealized Depreciation	—	(2,706)	—	(2,706)
OTC Swaps*
Total Return Swaps
Unrealized Appreciation	—	1,768	—	1,768
Unrealized Depreciation	—	(3,708)	—	(3,708)
Centrally Cleared Swaps*
Interest Rate Swaps*
Unrealized Appreciation	—	2,344	—	2,344

Total Other Financial Instruments	$(1,091)	$(129)	$—	$(1,220)

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures, Forwards and Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

218	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS — 20.9%

Financials — 0.1%
Covenant Credit Partners CLO, Ser 2014-1A, Cl C
3.207%, 07/20/2026	$500	$483

Other Asset-Backed Securities — 20.8%
ACA CLO, Ser 2007-1A, Cl C
1.239%, 06/15/2022 (A) (B)	1,650	1,575
ACAS CLO, Ser 2012-1AR, Cl CR
3.531%, 09/20/2023 (A) (B)	2,500	2,499
ACAS CLO, Ser 2013-1A, Cl C
3.037%, 04/20/2025	1,000	953
ACIS CLO, Ser 2013-1A, Cl D
4.787%, 04/18/2024 (A) (B)	800	767
ACIS CLO, Ser 2013-2A, Cl D
4.136%, 10/14/2022 (A) (B)	1,100	1,080
AMMC CLO XI, Ser 2012-11A
0.000%, 10/30/2023 (B)	2,100	1,107
AMMC CLO XIV, Ser 2014-14A, Cl A3L
3.095%, 07/27/2026 (A) (B)	1,000	970
ARES XXV CLO, Ser 2012-3A
0.000%, 01/17/2024 (B)	750	408
ARES XXVI CLO, Ser 2013-1A
0.000%, 04/15/2025 (B)	2,400	1,285
ARES XXVI CLO, Ser 2013-1A, Cl C
3.039%, 04/15/2025 (A) (B)	750	733
ARES XXVI CLO, Ser 2013-1X
0.000%, 04/15/2025	500	268
Atlas Senior Loan Fund II, Ser 2012-2A
0.000%, 01/30/2024 (B)	950	693

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Atlas Senior Loan Fund, Ser 2013-2A, Cl A3L
3.021%, 02/17/2026	$1,350	$1,311
Avery Point III CLO, Ser 2013-3X, Cl COM
0.694%, 01/18/2025 (C) (D)	3,000	2,667
Babson CLO, Ser 2012-2A
2.378%, 05/15/2023 (B) (D)	3,000	2,302
Babson CLO, Ser 2014-IA
0.787%, 07/20/2025 (B)	2,400	1,596
Battalion CLO, Ser 2007-1A, Cl D
2.436%, 07/14/2022 (A) (B)	1,900	1,853
Black Diamond CLO Delaware, Ser 2005-2A, Cl D
2.084%, 01/07/2018 (A) (B)	1,800	1,766
Black Diamond CLO Luxembourg, Ser 2007-1A, Cl C
0.984%, 04/29/2019 (A) (B)	1,100	1,044
BlackRock Senior Income, Ser 2004-1A
0.000%, 09/15/2016 (B) (C)	950	—
Callidus Debt Partners CLO Fund VI, Ser 2007-6A, Cl B
1.544%, 10/23/2021 (A) (B)	500	482
Carlyle Global Market Strategies CLO, Ser 2012-3A
0.000%, 10/14/2024 (B)	750	562
Carlyle Global Market Strategies CLO, Ser 2014-2AR, Cl DR
4.175%, 07/20/2023 (A) (B)	1,000	995
Cent CLO 16, Ser 2014-16AR, Cl BR
3.500%, 08/01/2024 (A) (B)	2,500	2,500
Cerberus Onshore II CLO, Ser 2014-1A, Cl D (A) (B)
4.425%, 10/15/2023	750	727
4.289%, 10/15/2023	250	240
Cerberus Onshore II CLO, Ser 2014-1A, Cl C (A) (B)
3.789%, 10/15/2023	250	248
3.625%, 10/15/2023	750	742
COA Summit CLO, Ser 2014-1A, Cl C
4.137%, 04/20/2023 (A) (B)	500	500
ColumbusNova CLO, Ser 2007-1A, Cl D
1.671%, 05/16/2019 (A) (B)	1,500	1,472
Connecticut Valley Structured Credit III, Ser 2006-3A, Cl A3A
0.976%, 03/23/2023 (A) (B)	242	239
Copper River CLO, Ser 2007-1A, Cl INC
0.000%, 01/20/2021 (A) (B)	3,000	564

SEI Institutional Managed Trust / Annual Report / September 30, 2015	219

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
DIVCORE CLO, Ser 2013-1A, Cl B
4.107%, 11/15/2032	$750	$748
Dryden 37 Senior Loan Fund, Ser 2015-37A
0.645%, 04/15/2027 (B) (D)	1,100	891
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl Q
0.215%, 04/15/2027 (B) (D)	1,000	933
Dryden 41 Senior Loan Fund, Ser 2015-41A
1.330%, 10/15/2027 (B) (C) (D)	1,600	1,380
Dryden XXIII Senior Loan Fund, Ser 2014-23A, Cl BR
3.239%, 07/17/2023 (A) (B)	1,750	1,758
Duane Street CLO II, Ser 2006-2A, Cl E
4.083%, 08/20/2018 (A) (B)	1,250	1,205
Fifth Street Senion Loan Fund, Ser 2015-2A, Cl A2
0.000%, 09/29/2027	1,000	992
Finn Square CLO, Ser 2012-1A
0.000%, 12/24/2023 (B)	1,000	672
Flagship CLO VI, Ser 2007-1A, Cl D
2.732%, 06/10/2021 (A) (B)	2,000	1,947
Fortress Credit Funding V CLO
3.924%, 08/15/2022	2,000	1,994
Fortress Credit Opportunities III CLO, Ser 2014-3A, Cl C
3.534%, 04/28/2026 (A) (B)	2,500	2,437
Fortress Credit Opportunities V CLO, Ser 2014-5A, Cl C
3.833%, 10/15/2026 (A) (B)	2,250	2,197
Fortress Credit Opportunities V CLO, Ser 2014-5A, Cl D
4.784%, 10/15/2026 (A) (B)	1,000	939
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl D
5.270%, 10/10/2026 (A) (B)	1,000	989
Galaxy XIX CLO, Ser 2015-19A, Cl COMB
0.312%, 01/24/2027 (B) (D)	976	879
Gallatin CLO VII, Ser 2014-1A, Cl D
4.049%, 07/15/2023 (A) (B)	500	490
Garrison Funding CLO, Ser 2013-2A, Cl B
4.926%, 09/25/2023 (A) (B)	250	249
Global Leveraged Capital Credit Opportunity Fund, Ser 2006-1A, Cl C
1.287%, 12/20/2018 (A) (B)	1,550	1,526

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Golub Capital Partners CLO 25M, Ser 2015-25A, Cl C
4.138%, 08/05/2027 (A) (B)	$1,000	$978
Golub Capital Partners CLO 25M, Ser 2015-25A, Cl B
3.138%, 08/05/2027 (A) (B)	1,000	989
Golub Capital Partners CLO, Ser 2014-10AR, Cl CR
3.237%, 10/20/2021 (A) (B)	1,500	1,495
Golub Capital Partners CLO, Ser 2014-18A, Cl C
3.795%, 04/25/2026 (A) (B)	600	586
Golub Capital Partners CLO, Ser 2014-18A, Cl D
4.295%, 04/25/2026 (A) (B)	300	279
Golub Capital Partners CLO, Ser 2014-21A, Cl C
3.577%, 10/25/2026 (A) (B)	1,200	1,167
Golub Capital Partners CLO, Ser 2015-24A, Cl C
4.019%, 02/05/2027 (A) (B)	2,000	1,989
Gramercy Park CLO, Ser 2012-1A
2.092%, 07/17/2023 (B) (D)	1,100	885
Gramercy Park CLO, Ser 2014-1A, Cl BR
3.224%, 07/17/2023 (A) (B)	2,700	2,700
Gramercy Park CLO, Ser 2014-1A, Cl CR
4.324%, 07/17/2023 (A) (B)	600	601
Gramercy Real Estate, Ser 2007-1A, Cl A1
0.601%, 08/15/2056 (A) (B)	3,515	3,240
Grayson CLO, Ser 2006-1A, Cl A2
0.710%, 11/01/2021 (A) (B)	700	653
Great Lakes CLO, Ser 2012-1A
0.000%, 01/15/2023 (B)	1,000	630
Great Lakes CLO, Ser 2014-1A, Cl D
4.489%, 04/15/2025 (A) (B)	500	467
Great Lakes CLO, Ser 2014-1A, Cl C
3.989%, 04/15/2025 (A) (B)	2,500	2,482
Greywolf CLO III, Ser 2014-1A, Cl B
3.145%, 04/22/2026 (A) (B)	750	725
Halcyon Loan Investors CLO II, Ser 2007-2A, Cl C
1.693%, 04/24/2021 (A) (B)	500	477
Helios Series I Multi Asset, Ser 2001-1A, Cl B
1.295%, 12/13/2036 (A) (B)	922	885

220	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Highland Park I, Ser 2006-1A, Cl A1
0.659%, 11/25/2051 (A) (B)	$804	$773
Katonah, Ser 2007-10A, Cl D
2.325%, 04/17/2020 (A) (B)	500	486
Kingsland CLO III, Ser 2006-3A, Cl C1
1.929%, 08/24/2021 (A) (B)	1,350	1,272
KKR CLO 12, Ser 2015-12, Cl C
3.284%, 07/15/2027 (A) (B)	1,000	971
KKR Financial CLO, Ser 2007-1A, Cl D
2.571%, 05/15/2021 (A) (B)	2,600	2,595
KVK CLO, Ser 2013-1A
0.000%, 04/14/2025 (B)	3,500	1,838
KVK CLO, Ser 2014-1A, Cl C
3.221%, 05/15/2026 (A) (B)	1,000	946
KVK CLO, Ser 2014-2A, Cl C
3.289%, 07/15/2026 (A) (B)	1,000	957
Lime Street CLO, Ser 2007-1A, Cl D
2.781%, 06/20/2021 (A) (B)	750	712
Marathon CLO II, Ser 2005-2A, Cl INC
0.000%, 12/20/2019 (A) (B)	750	27
Marathon CLO, Ser 2014-6A, Cl B
3.164%, 05/13/2025	1,000	960
MCF CLO III, Ser 2014-3A, Cl D
3.462%, 01/20/2024 (A) (B)	250	222
MCF CLO IV, Ser 2014-1A, Cl E
6.197%, 10/15/2025 (A) (B)	500	448
Mountain Hawk II CLO, Ser 2013-2A, Cl D
3.437%, 07/22/2024 (A) (B)	1,000	899
Mountain Hawk II CLO, Ser 2013-2A, Cl C
2.887%, 07/22/2024 (A) (B)	1,000	943
MT Wilson CLO II, Ser 2007-2A, Cl D
3.036%, 07/11/2020 (A) (B)	3,000	2,916
Neuberger Berman CLO, Ser 2012-12A
0.419%, 07/25/2023 (B)	3,200	1,778
Neuberger Berman CLO, Ser 2012-12AR, Cl CR
3.377%, 07/25/2023	2,000	2,009
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl D
4.545%, 07/25/2025 (A) (B)	750	706
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl C1
3.595%, 07/25/2025 (A) (B)	1,000	967

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Newstar Commercial Loan Trust, Ser 2007-1A, Cl C
1.624%, 09/30/2022 (A) (B)	$500	$477
Newstar Trust, Ser 2012-2A, Cl D
6.525%, 01/20/2023 (A) (B)	500	505
N-Star VIII, Ser 2006-8A, Cl A2
0.557%, 02/01/2041 (A) (B)	1,000	929
N-Star VIII, Ser 2006-8A, Cl A1
0.517%, 02/01/2041	1,632	1,606
Oaktree EIF II, Ser 2014-A2, Cl C
3.474%, 11/15/2025 (A) (B)	1,000	983
OCP CLO, Ser 2014-6A, Cl B
3.389%, 07/17/2026 (A) (B)	1,000	988
Octagon Loan Funding, Ser 2014-1A
1.124%, 11/18/2026 (B)	1,000	724
Palmer Square CLO, Ser 2014-1A, Cl C
4.139%, 10/17/2022 (A) (B)	2,000	1,977
Palmer Square CLO, Ser 2014-1A, Cl B
2.839%, 10/17/2022 (A) (B)	1,000	994
Pangaea CLO, Ser 2007-1A, Cl B
1.292%, 10/21/2021 (A) (B)	500	489
Primus CLO II, Ser 2007-2A, Cl C
1.239%, 07/15/2021 (A) (B)	1,500	1,397
Putnam Structured Product Funding, Ser 2002-1A, Cl A2
0.883%, 01/10/2038 (A) (B)	925	868
Race Point CLO, Ser 2014-5A, Cl DR
4.087%, 12/15/2022 (A) (B)	1,600	1,597
RAIT, Ser 2006-1X, Cl A1B
0.546%, 11/20/2046 (A)	1,875	1,736
Rockwall II, Ser 2007-1A, Cl A1LB
0.850%, 08/01/2024 (A) (B)	3,400	3,112
Rockwall, Ser 2006-1A, Cl A1LB
0.800%, 08/01/2021 (A) (B)	1,700	1,676
Rockwall, Ser 2006-1A, Cl A2L
0.950%, 08/01/2021 (A) (B)	200	191
Shackleton CLO, Ser 2012-2A, Cl D
4.337%, 10/20/2023 (A) (B)	1,000	970
Steele Creek CLO, Ser 2014-1A, Cl C
3.533%, 08/21/2026 (A) (B)	500	487
Suane Street CLO, Ser 2007-4A, Cl D
2.559%, 11/14/2021	1,850	1,805
Symphony CLO XI, Ser 2013-11A, Cl D
4.289%, 01/17/2025 (A) (B)	1,000	981

SEI Institutional Managed Trust / Annual Report / September 30, 2015	221

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
TCW Global Project Fund III, Ser 2005-1A, Cl A2
1.174%, 09/01/2017 (A) (B)	$182	$181
Telos CLO, Ser 2013-3A, Cl D
4.539%, 01/17/2024 (A) (B)	1,050	1,000
Telos CLO, Ser 2014-6A, Cl C
3.289%, 01/17/2027 (A) (B)	3,000	2,891
TICP CLO II, Ser 2014-2A, Cl B
3.287%, 07/20/2026 (A) (B)	600	589
Treman Park CLO, Ser 2015-1A, Cl COM
0.466%, 04/20/2027 (B) (D)	3,000	2,856
Venture XIV CLO, Ser 2013-14A, Cl C
3.075%, 08/28/2025 (A) (B)	500	487
Venture XV CLO, Ser 2013-15A, Cl C
3.389%, 07/15/2025 (A) (B)	250	245
Vibrant CLO II, Ser 2013-2A, Cl B
3.043%, 07/24/2024 (A) (B)	1,000	955
West CLO, Ser 2013-1A
2.907%, 11/07/2025 (B)	1,350	534
West CLO, Ser 2013-1A, Cl B
3.211%, 11/07/2025 (A) (B)	1,000	960

		135,217

Total Collateralized Debt Obligations (Cost $143,577) ($ Thousands)		135,700

ASSET-BACKED SECURITIES — 16.7%

Credit Cards — 0.0%
Citi Holdings Liquidating Unrated Performing Assets, Ser 2012-BIZ, Cl A
0.228%, 12/15/2049 (B)	174	142

Mortgage Related Securities — 0.9%
Asset-Backed Securities Home Equity, Ser 2004-HE8, Cl M1
1.244%, 12/25/2034 (A)	645	618
GSAA Home Equity Trust, Ser 2005-10, Cl M4
0.844%, 06/25/2035 (A)	950	867
GSAA Home Equity Trust, Ser 2006-14, Cl A3A
0.444%, 09/25/2036 (A)	611	371
GSAA Home Equity Trust, Ser 2006-18, Cl AF5A
6.002%, 11/25/2036	2,925	1,950
GSAA Home Equity Trust, Ser 2007-7, Cl A4
0.464%, 07/25/2037 (A)	1,086	923

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Home Equity Asset Trust, Ser 2005-7, Cl M1
0.644%, 01/25/2036 (A)	$800	$728
New Century Home Equity Loan Trust, Ser 2004-4, Cl M2
0.989%, 02/25/2035 (A)	315	270

		5,727

Other Asset-Backed Securities — 15.8%
AASET, Ser 2014-1, Cl A
5.125%, 12/15/2029 (A)	5,183	5,105
AASET, Ser 2014-1, Cl B
7.375%, 12/15/2029 (A)	4,947	4,947
ACE Securities Home Equity Loan Trust, Ser 2006-ASP2, Cl A2D
0.474%, 03/25/2036 (A)	1,731	1,559
Aerco, Ser 2000-2A, Cl A3
1.167%, 07/15/2025 (A)	619	118
AIM Aviation Finance, Ser 2015-1A, Cl B1
5.072%, 02/15/2040 (B)	958	965
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
0.757%, 03/15/2019 (A) (B)	1,350	422
ALM VI, Ser 2012-6A
0.000%, 06/14/2023 (D)	500	436
ALM VII, Ser 2013-7R2A, Cl B
2.893%, 04/24/2024 (A) (B)	1,250	1,235
ALM VII, Ser 2013-7RA, Cl C
3.743%, 04/24/2024 (A) (B)	1,250	1,223
ALM XIV, Ser 2014-14A, Cl B
3.244%, 07/28/2026 (A) (B)	1,000	983
ALM XIV, Ser 2014-14A, Cl C
3.744%, 07/28/2026 (A) (B)	1,250	1,180
Avalon IV Capital, Ser 2014-1A, Cl DR
4.139%, 04/17/2023 (A) (B)	750	750
Brad, Ser 2014-1, Cl B
5.438%, 03/12/2026 (C)	949	961
CIFC Funding
2.979%, 12/05/2024	1,250	1,247
CIFC Funding, Ser 2006-1BA, Cl B2L
4.319%, 12/22/2020 (A) (B)	1,000	994
CIFC Funding, Ser 2014-1A, Cl C
3.087%, 04/18/2025 (A) (B)	750	729
CIFC Funding, Ser 2014-1AR, Cl A3R
3.379%, 08/14/2024 (A) (B)	1,000	991
CIT Mortgage Loan Trust, Ser 2007-1, Cl 2A3
1.644%, 10/25/2037 (A) (B)	4,527	4,306

222	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Connecticut Valley Structured Credit, Ser 2006-3A, Cl B2
6.676%, 03/23/2023	$442	$441
ECAF I, Ser 2015-1A, Cl B1
5.802%, 06/15/2040 (B)	4,750	4,830
Emerald Aviation Finance, Ser 2013-1, Cl B
6.350%, 10/15/2038 (B)	1,320	1,353
First Frankin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A4
0.534%, 01/25/2036 (A)	500	443
Fortress Credit Investments IV, Ser 2015-4A, Cl D
3.824%, 07/17/2023 (A) (B)	1,000	968
GCAT, Ser 2014-2, Cl A1
3.721%, 10/25/2019 (B)	4,852	4,879
GCAT, Ser 2015-1, Cl A1
3.625%, 05/26/2020 (B)	1,739	1,738
GreenPoint Mortgage Funding Trust, Ser 2005-HE4, Cl M1
0.899%, 07/25/2030 (A)	2,146	2,074
GSAMP Trust, Ser 2005-HE6, Cl M1
0.634%, 11/25/2035 (A)	2,850	2,654
Halcyon Loan Advisors Funding, Ser 2012-1A, Cl B
3.321%, 08/15/2023 (A) (B)	500	483
Halcyon Loan Advisors Funding, Ser 2012-2A, Cl C
3.195%, 12/20/2024 (A) (B)	500	481
Kingsland IV, Ser 2007-4A, Cl D
1.739%, 04/16/2021 (A) (B)	500	465
LCM X, Ser 2014-10AR, Cl DR
4.039%, 04/15/2022 (A) (B)	1,000	994
LCM X, Ser 5A, Cl D
1.695%, 03/21/2019	500	499
Lehman XS Trust, Ser 2007-2N, Cl 2A
0.374%, 02/25/2037 (A)	3,981	2,851
Nationstar HECM Loan Trust, Ser 2014-1A, Cl A
4.500%, 11/25/2017 (B)	3,839	3,881
Nationstar HECM Loan Trust, Ser 2015-1A, Cl A
3.844%, 05/25/2018 (B)	1,600	1,601
Newstar Commercial Loan Funding, Ser 2013-1A, Cl D
4.895%, 09/20/2023 (A) (B)	600	571
Newstar Commercial Loan Funding, Ser 2013-1A, Cl E
5.645%, 09/20/2023 (A) (B)	250	245
Newstar Commercial Loan Funding, Ser 2014-1A, Cl C
3.887%, 04/20/2025 (A) (B)	1,500	1,481

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Newstar Commercial Loan Funding, Ser 2014-1A, Cl D
5.037%, 04/20/2025 (A) (B)	$750	$725
Newstar Commercial Loan Funding, Ser 2015-1A, Cl C
4.163%, 01/20/2027 (A) (B)	1,000	967
Northwoods Capital XIV, Ser 2014-14A, Cl B
2.710%, 11/12/2025 (A) (B)	1,500	1,496
Northwoods Capital XIV, Ser 2014-14A, Cl C
3.600%, 11/12/2025 (A) (B)	1,500	1,477
NRPL Trust, Ser 2014-2A, Cl A1
3.750%, 10/25/2057 (A) (B)	995	998
NRPL Trust, Ser 2015-1A, Cl A1
3.875%, 11/01/2054 (B)	2,740	2,744
Oak Hill Advisors Residential Loan Trust, Ser 2015-NPL2, Cl A1
3.721%, 07/25/2055 (B)	2,865	2,853
Octagon Investment Partners X, Ser 2006-10A, Cl D
1.687%, 10/18/2020 (A) (B)	1,250	1,200
Octagon Investment Partners XV, Ser 2013-1A, Cl C
3.137%, 01/19/2025 (A) (B)	500	491
OHA Credit Partners IX, Ser 2013-9A, Cl ACOM
0.484%, 10/20/2025 (B) (D)	2,000	1,860
OHA Credit Partners VII, Ser 2012-7A, Cl D
4.333%, 11/20/2023 (A) (B)	1,000	971
OZLM Funding V, Ser 2013-5A, Cl B
3.289%, 01/17/2026 (A) (B)	750	732
Sands Point Funding, Ser 2006-1A, Cl D
2.037%, 07/18/2020 (A) (B)	500	481
Saxon Asset Securities Trust, Ser 2005-4, Cl M1
0.634%, 11/25/2037 (A)	1,650	1,429
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC6, Cl A4
0.364%, 01/25/2037 (A)	750	638
Structured Asset Securities Mortgage Loan Trust, Ser 2006-OPT1, Cl A5
0.454%, 04/25/2036 (A)	1,700	1,583
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC1, Cl A4
0.324%, 02/25/2037 (A)	1,850	1,622

SEI Institutional Managed Trust / Annual Report / September 30, 2015	223

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Triaxx Prime, Ser 2006-2A, Cl A1A
0.459%, 10/02/2039 (A) (B)	$7,622	$7,088
Turbine Engines Securitization, Ser 2013-1A, Cl A
5.125%, 12/13/2048 (B)	1,018	1,023
Turbine Engines Securitization, Ser 2013-1A, Cl B
6.375%, 12/15/2048	614	620
VOLT XXXIII, Ser 2015-NPL5, Cl A1
3.500%, 03/25/2055 (B)	3,730	3,716
VOLT, Ser 2015-NPL3, Cl A1
3.375%, 10/25/2058 (B)	3,471	3,461
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
0.334%, 07/25/2037 (A) (B)	843	741
Willis Engine Securitization Trust II, Ser 2012-A, Cl A
5.500%, 09/15/2037 (B)	1,565	1,568
Witeh, Ser 2014-1A, Cl C
2.939%, 05/01/2026	1,000	978

		102,545

Total Asset-Backed Securities (Cost $109,132) ($ Thousands)		108,414

LOAN PARTICIPATIONS — 16.5%
1-800 Contacts, Cov-Lite, 1st Lien Term Loan
4.250%, 01/29/2021	686	683
AABS Bridge Term Loan
4.875%, 01/15/2038 (C)	833	839
Acosta, Revolving Credit 1st Lien
0.000%, 09/26/2019 (E)	889	(23)
Acosta, Revolving Credit 1st Lien
0.000%, 09/26/2019 (E)	1,111	(29)
Acrisure, Delayed 1st Lien Term Loan
5.250%, 05/19/2022	315	305
Acrisure, 1st Lien Term Loan
2.125%, 05/19/2022	260	252
Acrisure, Delayed 1st Lien Term Loan
2.125%, 05/19/2022 (E)	674	22
Active Network, 1st Lien Term Loan
5.500%, 11/13/2020	468	463
Advance Pierre Foods, 1st Lien Term Loan
5.750%, 07/10/2017	359	358
Advance Pierre Foods, 2nd Lien Term Loan
9.500%, 10/10/2017	326	325

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Advanced Computer, 2nd Lien Term Loan
10.500%, 01/31/2023	$750	$721
Advantage Sales & Marketing Revolver Loan
3.250%, 07/25/2019 (E)	102	(10)
0.500%, 07/25/2019 (E)	348	(39)
Advantage Sales, 1st Lien Term Loan
4.250%, 07/23/2021	1,723	1,689
Aircell/GoGo, 1st Lien Term Loan B2
7.500%, 03/21/2018	246	246
Albertsons, Cov-Lite, 1st Lien Term Loan B4
5.500%, 08/25/2021	2,482	2,480
Alexander Mann, 1st Lien Term Loan B
5.750%, 12/20/2019	316	314
AlixPartners, 1st Lien Term Loan B
4.500%, 07/22/2022	250	249
AlliedBarton, Cov-Lite, 1st Lien Term Loan
4.250%, 02/12/2021	902	889
American Seafoods, 1st Lien Term Loan
6.000%, 08/19/2021	1,000	985
AmWINS, Cov-Lite, 1st Lien Term Loan B
5.250%, 09/06/2019	147	148
Anaren, 1st Lien Term Loan
5.500%, 02/18/2021	491	486
Araren, 2nd Lien Term Loan
9.250%, 08/18/2021	500	490
Arctic Glacier, Cov-Lite, 1st Lien Term Loan
6.000%, 05/10/2019	309	305
Aspect Software, 1st Lien Term Loan B
7.500%, 05/07/2016	546	533
Assured Partners, 1st Lien Term Loan
5.000%, 04/02/2021	545	543
Assured Partners, Cov-Lite, 2nd Lien Term Loan
7.750%, 04/02/2022	100	101
Atkore, Cov-Lite, 1st Lien Term Loan
4.500%, 04/09/2021	1,284	1,223
Atkore, Cov-Lite, 2nd Lien Term Loan
7.750%, 10/09/2021	350	322

224	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Atlas, 1st Lien Term Loan
4.875%, 12/15/2039 (C)	$1,204	$1,214
Authentic Brands, Cov-Lite, 1st Lien Term Loan
5.500%, 05/27/2021	642	638
0.000%, 05/27/2021	50	—
Avaya, 1st Lien Term Loan B
6.500%, 03/31/2018	1,065	924
Avaya, 1st Lien Term Loan B
6.250%, 05/29/2020	1,888	1,475
Beacon Roofing Unfunded Bridge Loan
0.000%, 07/27/2016 (E)	600	—
BJ’s Wholesale Club, Cov-Lite, 1st Lien Term Loan
4.500%, 09/26/2019	1,604	1,586
California Pizza, 1st Lien Term Loan
5.250%, 03/29/2018	232	227
Camp Systems, Cov-Lite, 1st Lien Term Loan
4.750%, 05/31/2019	147	146
Camp Systems, Cov-Lite, 2nd Lien Term Loan
8.250%, 11/29/2019	200	198
Capital Automotive, 2nd Lien Term Loan
6.000%, 04/30/2020	210	211
Carcore National, 1st Lien Term Loan
5.500%, 03/05/2021	1,713	1,602
Castlelake Aircraft Securitization Trust, Ser 2014-1, Cl B
7.500%, 02/15/2029	1,489	1,476
Castlelake Aircraft Securitization Trust, Ser 2014-1, Cl A1
5.250%, 02/15/2029	2,234	2,212
Ceridian, Cov-Lite, 1st Lien Term Loan
4.500%, 09/15/2020	449	425
CHG Healthcare, 1st Lien Term Loan
4.250%, 11/19/2019	1,055	1,051
CompuCom, Cov-Lite, 1st Lien Term Loan
4.250%, 05/07/2020	914	731
Connolly, 1st Lien Term Loan
4.500%, 05/14/2021	1,481	1,474
CPI Card Group, Cov-Lite, 1st Lien Term Loan B
6.750%, 08/12/2022	500	495
CTI Foods, 1st Lien Term Loan
4.500%, 06/12/2020	197	194
CTI Foods, 2nd Lien Term Loan
8.250%, 06/28/2021	350	336

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Cumulus Media, 1st Lien Term Loan B
4.250%, 12/23/2020	$396	$331
Cunningham Lindsey, Cov-Lite, 1st Lien Term Loan B
5.000%, 12/10/2019	191	155
DAE Aviation (Standard Aero), 1st Lien Term Loan
5.250%, 06/24/2022	1,000	1,000
Deltek, 1st Lien Term Loan
5.000%, 06/25/2022	427	427
Dematic, Cov-Lite, 1st Lien Term Loan
4.250%, 12/28/2019	1,219	1,214
Diamond Foods, Cov-Lite, 1st Lien Term Loan
4.250%, 08/20/2018	1,084	1,079
DJO Finance, 1st Lien Term Loan
4.250%, 06/08/2020	244	243
Doncasters, Cov-Lite, 2nd Lien Term Loan
9.500%, 10/09/2020	84	84
Endurance International,1st Lien Term Loan
5.000%, 11/09/2019	780	780
Ennis-Flint, Cov-Lite, 1st Lien Term Loan
4.250%, 03/31/2021	739	722
Ennis-Flint, 2nd Lien Term Loan
7.750%, 09/30/2021	200	186
Equinox Fitness Clubs, Cov-Lite, 1st Lien Term Loan B
5.000%, 01/31/2020	668	668
Exopack, Cov-Lite, 1st Lien Term Loan
4.500%, 05/08/2019	159	158
Expert Global, 1st Lien Term Loan B
8.500%, 04/03/2018	447	442
Eyemart, 1st Lien Term Loan B
5.000%, 12/18/2021	935	934
Eze Castle, 2nd Lien Term Loan
7.250%, 04/05/2021	150	147
Fender Musical, 1st Lien Term Loan B
5.750%, 04/03/2019	181	180
Filtration Group, Cov-Lite, 1st Lien Term Loan
4.250%, 11/20/2020	1,470	1,468
First Data, Extended 1st Lien Term Loan
4.187%, 03/24/2021	700	698
Fitness International,1st Lien Term Loan B
5.500%, 07/01/2020	691	659

SEI Institutional Managed Trust / Annual Report / September 30, 2015	225

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Flakt Woods, 2nd Lien Term Loan
4.750%, 03/20/2017 (C)	$657	$723
Flexera Software, 1st Lien Term Loan
4.500%, 04/02/2020	366	364
Flexera Software, 2nd Lien Term Loan
8.000%, 04/02/2021	150	147
Gates Global, Cov-Lite, 1st Lien Term Loan
4.250%, 07/05/2021	1,090	1,031
GCA Services, Cov-Lite, 2nd Lien Term Loan
9.250%, 10/11/2020	120	119
GCA Services, Cov-Lite, 1st Lien Term Loan
5.500%, 11/01/2019	2	2
4.250%, 11/01/2019	82	82
GlobalLogic, 1st Lien Term Loan B
6.250%, 05/31/2019	295	293
GOGO, 1st Lien Term Loan B1
11.250%, 06/21/2017	451	467
Goodpack, Cov-Lite, 1st Lien Term Loan
4.750%, 09/09/2021	697	664
Greenway Medical, 1st Lien Term Loan
6.000%, 11/04/2020	884	867
Greenway Medical, 2nd Lien Term Loan
9.250%, 11/04/2021	100	97
Gypsum, Cov-Lite, 1st Lien Term Loan
4.750%, 04/01/2021	1,186	1,155
Hardware Holdings Cov-Lite, 1st Lien Term Loan
6.750%, 03/30/2020 (C)	990	965
HDV Holdings, 1st Lien Term Loan
5.750%, 09/17/2020	179	177
Hearthside Food, Cov-Lite, 1st Lien Term Loan
4.500%, 06/02/2021	494	490
Hoffmaster, 1st Lien Term Loan
5.250%, 05/09/2020	741	737
Hostess Brands, Cov-Lite, 1st Lien Term Loan B
4.500%, 07/29/2022	500	500
Hub International, 1st Lien Term Loan
4.000%, 10/02/2020	1,379	1,346

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Hyland Software, Cov-Lite, 1st Lien Term Loan
4.750%, 06/10/2022	$257	$256
IHC Holding 1st Lien Term Loan
8.250%, 04/30/2021 (C)	1,247	1,229
Insight Fourth Hospitality 1st Lien
7.250%, 07/14/2021 (C)	1,000	1,490
Interactive Data, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/2021	988	984
Intertrust Group, B5 1st Lien Term Loan
4.532%, 04/16/2021	500	499
Intertrust Group, 2nd Lien Term Loan
8.000%, 04/15/2022	1,700	1,696
Intrawest, 1st Lien Term Loan
4.750%, 12/09/2020	164	164
Intrawest Holdings
4.500%, 12/10/2018 (C) (E)	165	—
0.375%, 12/10/2018 (C) (E)	35	—
Jacobs Entertainment, 1st Lien Term Loan
5.250%, 10/29/2018	384	380
Kronos, Cov-Lite, 1st Lien Term Loan
4.500%, 10/30/2019	363	361
LANDesk Software, 1st Lien Term Loan
5.000%, 02/25/2020	639	637
Learning Care, Cov-Lite, 1st Lien Term Loan
5.000%, 05/05/2021	1,481	1,476
Lincoln Finance Unfunded Bridge Loan
0.000%, 12/31/2015 (E)	2,250	—
Lineage Logistics, 1st Lien Term Loan
4.500%, 04/07/2021	2,147	2,064
Lions Gate, 2nd Lien Term Loan
5.000%, 03/17/2022	550	551
Mavis Tire Supply
6.250%, 11/02/2020 (C) (E)	1,496	1,475
Med Finance Merger (E)
7.250%, 08/11/2021 (C)	402	399
1.000%, 08/11/2021	79	1
0.000%, 08/11/2021 (C)	19	19
Men’s Warehouse, Cov-Lite, 1st Lien Term Loan B
4.500%, 06/18/2021	534	534
Mergermarket, 1st Lien Term Loan
4.500%, 02/04/2021	739	721

226	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Minimax, 1st Lien Term Loan
4.000%, 08/14/2020	$348	$347
Misys, 1st Lien Term Loan
5.000%, 12/12/2018	782	782
Misys, 2nd Lien Term Loan
12.000%, 06/12/2019	350	380
Mitchell International, Cov-Lite, 2nd Lien Term Loan
8.500%, 10/11/2021	1,150	1,143
NANA Development,1st Lien Term Loan
8.000%, 03/15/2018	181	174
National Veterinary Associates, Cov-Lite, 2nd Lien Term Loan
8.000%, 08/14/2022	250	247
National Veterinary Associates, Delayed 1st Lien Term Loan
0.500%, 08/14/2021 (E)	55	—
National Veterinary Associaties, Cov-Lite, 1st Lien Term Loan
4.750%, 08/14/2021	852	851
National Vision, Cov-Lite, 1st Lien Term Loan
4.000%, 03/12/2021	1,284	1,244
Navistar International, 1st Lien Term Loan B
6.500%, 08/17/2017	1,000	975
Neiman Marcus, Cov-Lite, 1st Lien Term Loan
4.250%, 10/25/2020	1,475	1,442
NES Global, 1st Lien Term Loan
6.500%, 10/03/2019	986	917
Nord Anglia, Cov-Lite, 1st Lien Term Loan
4.500%, 03/31/2021	1,075	1,055
One Call Medical, Cov-Lite, 1st Lien Term Loan
5.000%, 11/27/2020	865	846
Packers Sanitation Services, 1st Lien Term Loan
5.000%, 11/25/2021	993	993
Panda Temple, 1st Lien Term Loan B
7.250%, 04/03/2019	350	310
Party City, Cov-Lite, 1st Lien Term Loan
4.250%, 08/19/2022	1,500	1,496
Pelican Products, 2nd Lien Term Loan
9.250%, 04/09/2021	1,000	990
Performance Food Group, Cov-Lite, 2nd Lien Term Loan
6.250%, 11/07/2019	398	398
6.250%, 11/14/2019	779	778

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Phillips-Medisize, Cov-Lite, 1st Lien Term Loan
4.750%, 06/16/2021	$494	$491
Prolamina, 1st Lien Term Loan
5.000%, 08/18/2022	500	497
PSS Companies, 1st Lien Term Loan B
5.500%, 01/28/2020	270	232
Reddy Ice, Cov-Lite, 2nd Lien Term Loan
10.750%, 11/01/2019	225	135
Reddy Ice, 1st Lien Term Loan
7.750%, 05/01/2019	1	—
6.750%, 05/01/2019	341	282
Rise Term Loan
4.750%, 02/12/2039 (C) (E)	2,703	2,723
Ryan, 1st Lien Term Loan B
6.750%, 08/05/2020	494	487
Sears Holdings, 1st Lien Term Loan
5.500%, 06/30/2018	491	483
SI Organization, 1st Lien Term Loan
5.750%, 11/23/2019	440	439
SIRVA, 1st Lien Term Loan
7.500%, 03/27/2019	807	797
Sky Bet, Cov-Lite, 1st Lien Term Loan
6.500%, 02/09/2022	650	985
Southern Graphic Systems, Cov-Lite, 1st Lien Term Loan
4.250%, 10/17/2019	402	398
Sparta Systems
6.500%, 07/28/2020 (C) (E)	693	687
Syncreon Holdings, Cov-Lite, 1st Lien Term Loan
5.250%, 10/28/2020	639	507
Telx, 1st Lien Term Loan B
4.500%, 04/09/2020	988	983
Telx, 2nd Lien Term Loan B
7.500%, 04/09/2021	300	300
ThermaSys, 1st Lien Term Loan
6.250%, 05/03/2019	2	2
5.250%, 05/03/2019	354	343
Thomas Learning, Exit Cov-Lite, 1st Lien Term Loan
7.000%, 03/31/2020	891	883
Tibco Software, Cov-Lite, 1st Lien Term Loan B
6.500%, 11/25/2020	1,990	1,970
TMS, Cov-Lite, 1st Lien Term Loan B
4.500%, 10/16/2020	388	375

SEI Institutional Managed Trust / Annual Report / September 30, 2015	227

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
TNT Logistics, Canadian Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	$77	$69
TNT Logistics, Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	620	554
TNT Logistics, Cov-Lite, 1st Lien Term Loan
6.500%, 03/19/2021	449	401
TNT Logistics, Pre-Funded Synthetic LC 1st Lien Term Loan
6.500%, 03/19/2021	433	387
Travelport, 1st Lien Term Loan
5.750%, 09/02/2021	1,985	1,974
TSAM Delaware (C)
9.750%, 09/12/2019	5	5
8.750%, 09/12/2019	663	659
TXU/TCEH, Delayed 1st Lien Term Loan
3.750%, 05/05/2016	282	281
Univision, 1st Lien Term Loan C4
4.000%, 03/01/2020	997	990
Univision, Cov-Lite, 1st Lien Term Loan C3
4.000%, 03/01/2020	984	977
VGroup, Cov-Lite, 1st Lien Term Loan
5.000%, 06/25/2021	496	495
Wall Street Systems, 1st Lien Term Loan
4.500%, 04/30/2021	2,051	2,039
Wencor, Cov-Lite, Revolving Credit 1st Lien Term Loan
3.703%, 06/19/2019	152	144
0.500%, 06/19/2019	298	15
WTG Holdings, Cov-Lite, 1st Lien Term Loan
4.750%, 01/15/2021	491	488

Total Loan Participations (Cost $109,275) ($ Thousands)		107,067

CORPORATE OBLIGATIONS — 14.3%

Consumer Discretionary — 1.1%
Checkers Drive-In Restaurants
11.000%, 12/01/2017 (B)	575	611
DISH DBS
5.875%, 11/15/2024	350	297
MDC Partners
6.750%, 04/01/2020 (B)	3,535	3,491
Midcontinent Communications & Midcontinent Finance
6.875%, 08/15/2023 (B)	1,000	996

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
PF Chang’s China Bistro
10.250%, 06/30/2020 (B)	$160	$156
R&R Ice Cream
8.250%, 05/15/2020	300	215
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (B)	300	295
Wynn Las Vegas
5.500%, 03/01/2025 (B)	1,600	1,372

		7,433

Consumer Staples — 1.2%
Bumble Bee Holdings
9.000%, 12/15/2017 (B)	1,316	1,342
HRG Group
7.875%, 07/15/2019	2,299	2,385
KeHE Distributors
7.625%, 08/15/2021 (B)	550	578
Vector Group
7.750%, 02/15/2021	3,050	3,225

		7,530

Energy — 1.0%
Atlas Energy Holdings Operating
9.250%, 08/15/2021	1,250	525
7.750%, 01/15/2021	789	331
Breitburn Energy Partners
9.250%, 05/18/2020 (C)	813	744
Consol Energy
8.000%, 04/01/2023 (B)	1,000	715
ContourGlobal Power Holdings
7.125%, 06/01/2019 (B)	1,650	1,654
Dynagas LNG Partners
6.250%, 10/30/2019	1,800	1,494
Schahin II Finance
5.875%, 09/25/2022 (B) (F)	1,737	365
Ultra Resources
4.510%, 10/12/2020 (B) (C)	500	363
Unit
6.625%, 05/15/2021	420	345

		6,536

Financials — 7.8%
Bank of America (A)
6.250%, 09/29/2049	2,200	2,151
6.100%, 12/29/2049	1,600	1,554
5.125%, 12/31/2049	4,400	4,296
Barclays
8.250%, 12/31/2099 (A)	750	781
CIC Receive Master Trust
4.890%, 10/07/2021 (C)	2,800	2,816

228	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Citigroup (A)
5.950%, 12/29/2049	$1,250	$1,213
5.950%, 12/29/2049	1,820	1,795
5.950%, 12/31/2049	350	330
5.875%, 12/29/2049	2,595	2,556
5.800%, 11/29/2049	2,130	2,096
Customers Bank
6.125%, 06/26/2029 (A) (B)	2,300	2,323
Fifth Third Bancorp (A)
5.100%, 12/31/2049	1,329	1,216
4.900%, 12/29/2049	1,200	1,125
HSBC Holdings (A)
6.375%, 12/29/2049	1,000	956
5.625%, 12/29/2049	2,850	2,736
Jefferies Finance (B)
7.500%, 04/15/2021	1,000	935
7.375%, 04/01/2020	1,000	964
Jefferies LoanCore
6.875%, 06/01/2020 (B)	300	286
JPMorgan Chase (A)
5.300%, 12/29/2049	200	196
5.000%, 12/29/2049	6,070	5,903
Kennedy-Wilson
5.875%, 04/01/2024	1,000	978
Morgan Stanley
5.550%, 12/29/2049 (A)	1,600	1,576
Opal Acquisition
8.875%, 12/15/2021 (B)	1,515	1,426
Oxford Finance
7.250%, 01/15/2018 (B)	2,250	2,295
ProSight Global
7.500%, 11/20/2020 (C)	250	262
SunTrust Banks
5.625%, 12/15/2019 (A)	7,500	7,538

		50,303

Health Care — 0.1%
Jaguar Holding II
6.375%, 08/01/2023 (B)	140	136
Tenet Healthcare
3.837%, 06/15/2020 (A) (B)	750	745

		881

Industrials — 0.6%
LMI Aerospace
7.375%, 07/15/2019	250	241
Princess Juliana International Airport Operating
5.500%, 12/20/2027 (B)	981	976
Quality Distribution
9.875%, 11/01/2018	946	975
Skyway Concession LLC
0.662%, 06/30/2026 (A) (B)	850	691

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
StandardAero Aviation Holdings
10.000%, 07/15/2023 (B)	$900	$891
Unifrax I
7.500%, 02/15/2019 (B)	200	196

		3,970

Information Technology — 1.1%
Avaya
7.000%, 04/01/2019 (B)	1,250	991
Hewlett Packard Enterprise
4.400%, 10/15/2022 (B)	2,400	2,395
Hewlett-Packard
4.900%, 10/15/2025 (B)	3,000	2,992
Infor US
6.500%, 05/15/2022 (B)	1,000	917

		7,295

Materials — 0.9%
Eldorado
6.125%, 12/15/2020 (B)	700	609
Mirabela Nickel
1.000%, 07/31/2044	3	—
Newcrest Finance
4.200%, 10/01/2022 (B)	1,350	1,184
Reynolds Group Issuer
7.875%, 08/15/2019	1,250	1,300
TPC Group
8.750%, 12/15/2020 (B)	1,584	1,355
Yamana
4.950%, 07/15/2024	1,350	1,206

		5,654

Utilities — 0.5%
AES
3.324%, 06/01/2019 (A)	1,500	1,425
AmeriGas Partners
6.500%, 05/20/2021	1,000	1,005
Ferrellgas
6.750%, 06/15/2023 (B)	900	819

		3,249

Total Corporate Obligations (Cost $98,332) ($ Thousands)		92,851

MORTGAGE-BACKED SECURITIES — 14.3%

Non-Agency Mortgage-Backed Obligations — 14.3%
Alliance Bancorp Trust, Ser 2007-OA1, Cl A1
0.434%, 07/25/2037 (A) (B)	1,209	792
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.384%, 12/25/2046 (A) (B)	2,308	1,585

SEI Institutional Managed Trust / Annual Report / September 30, 2015	229

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Home Mortgage Assets Trust, Ser 2007-1, Cl A1
0.899%, 02/25/2047 (A) (B)	$5,241	$3,199
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
0.594%, 03/25/2046 (A) (B)	1,703	1,420
Banc of America Funding, Ser 2013-R1, Cl A5
0.409%, 11/03/2041 (A) (B)	6,060	5,638
Capmark Military Housing Trust, Ser 2007-AET2, Cl A
6.063%, 10/10/2052 (B)	982	958
CDGJ Commercial Mortgage Trust, Ser 2014-BXCH, Cl EPA
4.457%, 12/15/2027 (A) (B)	4,000	3,967
Chase Mortgage Finance, Ser 2006-S3, Cl 1A2
6.000%, 11/25/2036 (B)	1,254	1,079
GE Business Loan Trust, Ser 2007-1, Cl C
0.657%, 04/16/2035 (A) (B)	1,859	1,717
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
0.484%, 02/25/2036 (A) (B)	1,938	1,571
GreenPoint Mortgage Funding Trust, Ser 2007-AR1, Cl 1A1A
0.274%, 02/25/2047 (A) (B)	996	959
HarborView Mortgage Loan Trust, Ser 2006-12, Cl 2A2A
0.406%, 01/19/2038 (A)	3,652	3,081
HarborView Mortgage Loan Trust, Ser 2006-14, Cl 2A1A
0.366%, 01/25/2047 (A)	5,083	3,858
Hilton USA Trust, Ser 2013-HLT, Cl EFX
4.602%, 11/05/2030 (A) (B)	1,600	1,615
Lehman XS Trust, Ser 2006-10N, Cl 1A3A
0.404%, 07/25/2046 (A) (B)	1,371	1,076
Lehman XS Trust, Ser 2006-16N, Cl A4A
0.384%, 11/25/2046 (A) (B)	3,684	2,961
Lehman XS Trust, Ser 2007-15N, Cl 2A1
0.444%, 08/25/2037 (A) (B)	2,285	1,820
LSTAR Securities Investment Trust, Ser 2014-1
3.299%, 09/01/2021 (A) (B)	7,582	7,582
LSTAR Securities Investment Trust, Ser 2015-1, Cl A
2.199%, 01/01/2020 (A) (B)	5,439	5,433

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
LSTAR Securities Investment Trust, Ser 2015-2, Cl A
2.199%, 01/01/2020 (A) (B)	$3,481	$3,458
LSTAR Securities Investment Trust, Ser 2015-5, Cl A1
2.199%, 04/01/2020 (A) (B)	4,153	4,141
LSTAR Securities Investment Trust, Ser 2015-6, Cl A
2.199%, 05/01/2020 (A) (B)	943	926
Luminent Mortgage Trust, Ser 2006-2, Cl A1A
0.394%, 02/25/2046 (A) (B)	4,775	3,521
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
0.542%, 06/26/2036 (A) (B)	966	723
Motel 6 Trust, Ser 2015-MTL6, Cl E
5.279%, 02/05/2030 (B)	8,000	7,869
Nomura Resecuritization Trust, Ser 2012-1R, Cl A
0.638%, 08/27/2047 (A) (B)	3,157	3,056
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
0.558%, 03/26/2036 (A) (B)	1,222	1,084
RALI Series Trust, Ser 2006-QO2, Cl A2
0.464%, 02/25/2046 (A) (B)	2,105	968
RALI Series Trust, Ser 2007-QO2, Cl A1
0.344%, 02/25/2047 (A) (B)	1,690	951
Residential Asset Securitization Trust, Ser 2006-A12, Cl A1
6.250%, 11/25/2036 (B)	3,291	2,416
Residential Asset Securitization Trust, Ser 2007-A1, Cl A9
5.750%, 03/25/2037 (B)	329	229
Resource Capital, Ser 2013-CRE1, Cl C
3.707%, 12/15/2028 (A) (B)	400	400
Resource Capital, Ser 2015-CRE3, Cl D
4.198%, 03/15/2032 (A) (B)	1,000	1,000
Resource Capital, Ser 2015-CRE4, Cl B
3.207%, 08/15/2032 (A) (B)	1,000	995
SRERS Funding, Ser 2011-RS, Cl A1B1
0.442%, 05/09/2046 (A) (B)	3,108	2,983
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-8, Cl A6
4.898%, 10/25/2036 (B)	1,328	873

Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR9, Cl 2A
1.023%, 11/25/2046 (A) (B)	7,655	5,253

230	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
Wells Fargo Alternative Loan Trust, Ser 2007-PA3, Cl 3A1
6.250%, 07/25/2037 (B)	$1,396	$1,264

Total Mortgage-Backed Securities (Cost $93,501) ($ Thousands)		92,421

COMMON STOCK — 7.7%

Consumer Discretionary — 1.1%
Advance Auto Parts	200	38
Amazon.com, Cl A*	1,065	545
Autonation*	202	12
Autozone*	85	62
Bed Bath & Beyond*	469	27
Best Buy	782	29
BorgWarner	578	24
Cablevision Systems, Cl A	602	20
CarMax*	546	32
Carnival	1,315	65
CBS, Cl B	1,176	47
Cengage Learning Holdings II	5,114	135
Chipotle Mexican Grill, Cl A*	88	63
Coach	742	22
Comcast, Cl A	7,023	399
Darden Restaurants	325	22
Delphi Automotive	849	64
Discovery Communications, Cl A*	406	11
Discovery Communications, Cl C*	640	15
Dollar General	795	58
Dollar Tree*	650	43
DR Horton	919	27
Expedia	265	31
Ford Motor	10,799	146
Fossil Group*	107	6
GameStop, Cl A	298	12
Gap	712	20
Garmin	320	11
General Motors	3,994	120
Genuine Parts	438	36
Goodyear Tire & Rubber	725	21
H&R Block	763	28
Hanesbrands	1,086	31
Harley-Davidson, Cl A	544	30
Harman International Industries, Cl A	177	17
Hasbro	293	21
Home Depot	3,558	411
Interpublic Group	1,157	22
Johnson Controls	1,853	77
Kohl’s	513	24
L Brands	712	64
Leggett & Platt	367	15
Lennar, Cl A	492	24
Lowe’s	2,548	176

Description	Shares	Market Value ($ Thousands)
Macy’s	913	$47
Marriott International, Cl A	536	37
Mattel	928	20
McDonald’s	2,610	257
Michael Kors Holdings*	521	22
Mohawk Industries*	164	30
NetFlix*	1,211	125
Newell Rubbermaid, Cl B	717	28
News, Cl A	1,412	18
Nike, Cl B	1,878	231
Nordstrom	377	27
Omnicom Group	728	48
O’Reilly Automotive*	269	67
Priceline Group*	142	176
PulteGroup	877	17
PVH	225	23
Ralph Lauren, Cl A	168	20
Ross Stores	1,111	54
Royal Caribbean Cruises	475	42
Scripps Networks Interactive, Cl A	239	12
Signet Jewelers	231	31
Staples	1,698	20
Starbucks	4,113	234
Starwood Hotels & Resorts Worldwide	454	30
Target, Cl A	1,741	137
TEGNA	592	13
Tiffany	302	23
Time Warner	2,260	155
Time Warner Cable, Cl A	802	144
TJX	1,871	134
Tractor Supply	358	30
Travelport Worldwide	55,005	727
TripAdvisor*	307	20
Twenty-First Century Fox, Cl A	4,611	124
Twenty-First Century Fox, Cl B	300	8
Under Armour, Cl A*	499	48
Urban Outfitters*	276	8
VF	966	66
Viacom, Cl B	920	40
Walt Disney	4,303	440
Whirlpool	218	32
Wyndham Worldwide	329	24
Wynn Resorts	220	12
Yum! Brands	1,170	94

		6,998

Consumer Staples — 0.7%
Altria Group	5,511	300
Archer-Daniels-Midland	1,685	70
Brown-Forman, Cl B	294	28
Campbell Soup	496	25
Clorox	362	42
Coca-Cola	10,951	439

SEI Institutional Managed Trust / Annual Report / September 30, 2015	231

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Coca-Cola Enterprises	594	$29
Colgate-Palmolive	2,494	158
ConAgra Foods	1,153	47
Constellation Brands, Cl A	489	61
Costco Wholesale	1,243	180
CVS Health	3,088	298
Dr Pepper Snapple Group	549	43
Estee Lauder, Cl A	608	49
General Mills, Cl A	1,714	96
Hershey	421	39
Hormel Foods	353	22
JM Smucker	267	30
Kellogg	689	46
Keurig Green Mountain	307	16
Kimberly-Clark	1,041	114
Kraft Heinz	1,670	118
Kroger	2,817	101
McCormick	349	29
Mead Johnson Nutrition, Cl A	542	38
Molson Coors Brewing, Cl B	406	34
Mondelez International, Cl A	4,465	187
Monster Beverage*	433	59
PepsiCo	4,071	384
Philip Morris International	4,333	344
Procter & Gamble	7,562	544
Reynolds American	2,388	105
SYSCO, Cl A	1,533	60
Tyson Foods, Cl A	880	38
Walgreens Boots Alliance	2,458	204
Wal-Mart Stores	4,423	287
Whole Foods Market	1,039	33

		4,697

Energy — 0.6%
Anadarko Petroleum, Cl A	1,406	85
Apache	1,005	39
Baker Hughes	1,237	64
Breitburn Energy Partners* (C)	60,394	315
Cabot Oil & Gas	1,035	23
Cameron International*	529	32
Chesapeake Energy	1,199	9
Chevron	5,255	414
Cimarex Energy	245	25
Columbia Pipeline Group	800	15
ConocoPhillips	3,494	168
Consol Energy	605	6

Devon Energy	1,006	37
Diamond Offshore Drilling	230	4
Ensco, Cl A	620	9
EOG Resources	1,570	114
EQT	396	26
Exxon Mobil	11,554	859
FMC Technologies*	634	20
Halliburton	2,413	85

Description	Shares	Market Value ($ Thousands)
Helmerich & Payne	285	$13
Hess	638	32
Kinder Morgan	4,917	136
Marathon Oil	1,818	28
Marathon Petroleum	1,450	67
Murphy Oil	473	11
National Oilwell Varco, Cl A	1,055	40
Newfield Exploration*	388	13
Noble Energy	1,262	38
Occidental Petroleum	2,179	144
Oneok	584	19
Phillips 66	1,327	102
Pioneer Natural Resources	426	52
Range Resources	466	15
Schlumberger, Cl A	3,562	246
Southwestern Energy, Cl A*	1,040	13
Spectra Energy	1,916	50
Tesoro	335	33
Transocean	908	12
Valero Energy	1,411	85
Williams	1,927	71

		3,569

Financials — 1.4%
ACE	914	95
Affiliated Managers Group*	144	24
Aflac	1,180	69
Allstate	1,095	64
American Express	2,386	177
American International Group	3,585	204
American Tower, Cl A†	1,192	105
Ameriprise Financial	483	53
Aon	750	67
Apartment Investment & Management, Cl A†	411	15
Assurant	193	15
AvalonBay Communities†	374	65
Bank of America	29,304	456
Bank of New York Mellon	3,066	120
BB&T	2,249	80
Berkshire Hathaway, Cl B*	5,191	677
BlackRock	363	108
Boston Properties†	410	49
California Republic Bancorp*	48,000	1,411
Capital One Financial	1,560	113
CBRE Group, Cl A*	750	24

Charles Schwab	3,318	95
Chubb	616	76
Cincinnati Financial	417	22
Citigroup	8,340	414
CME Group	936	87
Comerica	494	20
Crown Castle International†	895	71
Discover Financial Services	1,199	62

232	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)
E*Trade Financial*	758	$20
Equinix†	151	41
Equity Residential†	1,057	79
Essex Property Trust†	178	40
Fifth Third Bancorp	2,307	44
Franklin Resources	1,049	39
General Growth Properties†	1,675	43
Genworth Financial, Cl A*	1,427	7
Goldman Sachs Group	1,132	197
Hartford Financial Services Group	1,185	54
HCP†	1,228	46
Host Hotels & Resorts†	2,097	33
Hudson City Bancorp, Cl A	1,342	14
Huntington Bancshares	2,246	24
Intercontinental Exchange	325	76
Invesco	1,188	37
Iron Mountain†	439	14
JPMorgan Chase	10,247	625
KeyCorp	2,245	29
Kimco Realty†	1,111	27
Legg Mason	267	11
Leucadia National	832	17
Lincoln National	659	31
Loews	787	28
M&T Bank	363	44
Macerich†	358	28
Marsh & McLennan	1,557	81
McGraw-Hill	773	67
MetLife	3,058	144
Moody’s	462	45
Morgan Stanley	4,165	131
Nasdaq, Cl A	311	17
Navient	961	11
Northern Trust	629	43
People’s United Financial	856	13
Plum Creek Timber†	496	20
PNC Financial Services Group	1,396	124
Principal Financial Group, Cl A	798	38
Progressive	1,547	47
ProLogis†	1,433	56
Prudential Financial	1,224	93
Public Storage†	419	89
Realty Income†	683	32
Regions Financial	3,505	32
Simon Property Group†	881	162
SL Green Realty†	272	29

State Street	1,094	73
SunTrust Banks	1,378	53
T. Rowe Price Group	701	49
Torchmark, Cl A	340	19
Travelers	863	86
Unum Group	694	22
US Bancorp	4,587	188
Ventas†	949	53

Description	Shares	Market Value ($ Thousands)
Vornado Realty Trust†	465	$42
Wells Fargo	12,945	665
Welltower†	999	68
Weyerhaeuser†	1,480	40
XL Group, Cl A	869	32
Zions Bancorporation	574	16

		9,166

Health Care — 1.1%
Abbott Laboratories	4,201	169
AbbVie	4,587	250
Aetna, Cl A	981	107
Agilent Technologies	848	29
Alexion Pharmaceuticals*	637	100
Allergan*	1,098	298
AmerisourceBergen	556	53
Amgen, Cl A	2,129	294
Anthem	757	106
Baxalta	1,434	45
Baxter International	1,556	51
Becton Dickinson	605	80
Biogen*	664	194
Boston Scientific*	3,820	63
Bristol-Myers Squibb	4,674	277
C.R. Bard	213	40
Cardinal Health	876	67
Celgene, Cl A*	2,227	241
Cerner*	817	49
Cigna	696	94
DaVita HealthCare Partners*	437	32
Dentsply International	372	19
Edwards Lifesciences, Cl A*	297	42
Eli Lilly	2,747	230
Endo International*	597	41
Express Scripts Holding*	1,913	155
Gilead Sciences	4,103	403
HCA Holdings*	905	70
Henry Schein*	227	30
Humana	397	71
Intuitive Surgical*	99	46
Johnson & Johnson	7,715	720
Laboratory Corp of America Holdings*	280	30
Mallinckrodt*	296	19
McKesson	653	121
Medtronic	3,920	262

Merck	7,886	390
Mylan*	1,090	44
Patterson	243	11
PerkinElmer	309	14
Perrigo	415	65
Pfizer	17,156	539
Quest Diagnostics	387	24
Regeneron Pharmaceuticals*	216	100

SEI Institutional Managed Trust / Annual Report / September 30, 2015	233

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
St. Jude Medical	768	$48
Stryker	877	83
Tenet Healthcare*	269	10
Thermo Fisher Scientific	1,131	138
UnitedHealth Group	2,667	309
Universal Health Services, Cl B	240	30
Varian Medical Systems*	279	21
Vertex Pharmaceuticals*	661	69
Waters*	220	26
Zimmer Biomet Holdings	452	42
Zoetis, Cl A	1,272	52

		6,913

Industrials — 0.7%
3M	1,731	245
ADT, Cl A	464	14
Allegion	276	16
American Airlines Group	1,840	72
Ametek	627	33
Boeing	1,770	232
C.H. Robinson Worldwide	395	27
Caterpillar, Cl A	1,694	111
Cintas	270	23
CSX	2,785	75
Cummins	449	49
Danaher, Cl A	1,648	141
Deere	864	64
Delta Air Lines, Cl A	2,204	99
Dover	422	24
Dun & Bradstreet	101	11
Eaton	1,326	68
Emerson Electric	1,812	80
Equifax	319	31
Expeditors International of Washington	532	25
Fastenal, Cl A	845	31
FedEx	753	108
Flowserve	321	13
Fluor	365	16
General Dynamics	842	116
General Electric	28,042	707
Honeywell International	2,201	209
Illinois Tool Works	913	75
Ingersoll-Rand	730	37
Jacobs Engineering Group*	348	13
JB Hunt Transport Services	259	18

Joy Global	281	4
Kansas City Southern	281	25
L-3 Communications Holdings	228	24
Lockheed Martin	758	157
Masco	975	24
Nielsen Holdings	1,016	45
Norfolk Southern	813	62
Northrop Grumman	525	87

Description	Shares	Market Value ($ Thousands)
PACCAR	1,044	$55
Parker-Hannifin, Cl A	373	36
Pentair	477	24
Pitney Bowes	554	11
Precision Castparts	373	86
Quanta Services*	580	14
Raytheon	879	96
Republic Services	673	28
Robert Half International	380	19
Rockwell Automation	386	39
Rockwell Collins	347	28
Roper Technologies	277	44
Ryder System	144	11
Snap-on	161	24
Southwest Airlines, Cl A	1,809	69
Stanley Black & Decker	440	43
Stericycle, Cl A*	224	31
Textron	722	27
Tyco International	1,162	39
Union Pacific	2,404	213
United Continental Holdings*	1,100	58
United Parcel Service, Cl B	1,958	193
United Rentals*	233	14
United Technologies	2,330	207
Waste Management	1,126	56
WW Grainger	175	38
Xylem	483	16

		4,730

Information Technology — 1.5%
Accenture, Cl A	1,771	174
Activision Blizzard	1,400	43
Adobe Systems*	1,363	112
Akamai Technologies*	465	32
Alliance Data Systems*	160	41
Altera	869	44
Amphenol, Cl A	850	43
Analog Devices	842	48
Apple	15,855	1,749
Applied Materials	3,272	48
Autodesk, Cl A*	579	26
Automatic Data Processing	1,345	108
Avago Technologies, Cl A	713	89
Broadcom, Cl A	1,580	81
CA	870	24
Cisco Systems	14,219	373

Citrix Systems*	427	30
Cognizant Technology Solutions, Cl A*	1,748	109
Computer Sciences	385	24
Corning, Cl B	3,438	59
eBay*	3,200	78
Electronic Arts*	834	57
EMC	5,523	133

234	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)
F5 Networks, Cl A*	200	$23
Facebook, Cl A*	6,262	563
Fidelity National Information Services, Cl B	773	52
First Solar*	218	9
Fiserv, Cl A*	698	61
Flir Systems	394	11
Google, Cl A*	808	516
Google, Cl C*	820	499
Harris	325	24
Hewlett-Packard	5,132	131
Intel	13,267	400
International Business Machines	2,497	362
Intuit	771	68
Juniper Networks	896	23
KLA-Tencor	445	22
Lam Research	405	26
Linear Technology	633	26
MasterCard, Cl A	2,788	251
Microchip Technology	542	23
Micron Technology*	2,959	44
Microsoft	22,163	981
Motorola Solutions	423	29
NetApp	795	24
Nvidia	1,381	34
Oracle, Cl B	9,074	328
Paychex	902	43
PayPal Holdings*	3,062	95
Qorvo*	400	18
Qualcomm	4,354	234
Red Hat*	479	34
salesforce.com inc*	1,719	119
SanDisk	555	30
Seagate Technology	836	37
Skyworks Solutions	500	42
Symantec, Cl A	1,973	38
TE Connectivity	1,078	65
Teradata*	402	12
Texas Instruments	2,840	141
Total System Services	433	20
VeriSign*	283	20
Visa, Cl A	5,403	376
Western Digital	638	51
Western Union	1,394	26
Xerox	2,716	26
Xilinx	696	30

Yahoo!*	2,527	73

		9,585

Materials — 0.2%
Air Products & Chemicals	548	70
Airgas	192	17
Alcoa	3,789	36
Avery Dennison	247	14

Description	Shares	Market Value ($ Thousands)
Ball	369	$23
CF Industries Holdings	630	28
Dow Chemical, Cl A	3,209	136
E.I. Du Pont de Nemours	2,494	120
Eastman Chemical	392	25
Ecolab	751	82
FMC	378	13
Freeport-McMoRan, Cl B	2,793	27
International Flavors & Fragrances	223	23
International Paper	1,114	42
LyondellBasell Industries, Cl A	1,033	86
Martin Marietta Materials, Cl A	195	30
Mirabela Nickel* (C)	597,236	—
Monsanto	1,284	110
Mosaic	934	29
Newmont Mining	1,435	23
Nucor	924	35
Owens-Illinois*	471	10
PPG Industries	723	64
Praxair	805	82
Sealed Air	570	27
Sherwin-Williams, Cl A	226	50
Sigma-Aldrich	329	46
Vulcan Materials	348	31
WestRock	707	36

		1,315

Telecommunication Services — 0.2%
AT&T	17,119	558
CenturyTel	1,555	39
Frontier Communications	3,318	16
Level 3 Communications*	791	34
Verizon Communications	11,369	495

		1,142

Utilities — 0.2%
AES	1,824	18
AGL Resources	316	19
Ameren	655	28
American Electric Power	1,420	81
Centerpoint Energy	1,193	21
CMS Energy	756	27
Consolidated Edison	836	56
Dominion Resources	1,691	119
DTE Energy	496	40

Duke Energy	1,963	141
Edison International	878	55
Entergy	521	34
Eversource Energy	876	44
Exelon	2,491	74
FirstEnergy	1,168	37
NextEra Energy	1,275	124
NiSource	800	15
NRG Energy	935	14

SEI Institutional Managed Trust / Annual Report / September 30, 2015	235

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Pepco Holdings	665	$16
PG&E	1,387	73
Pinnacle West Capital	318	21
PPL	1,907	63
Public Service Enterprise Group	1,351	57
SCANA	403	23
Sempra Energy	670	65
Southern	2,594	116
TECO Energy	648	17
WEC Energy Group	906	47
Xcel Energy	1,393	49

		1,494

Total Common Stock (Cost $50,941) ($ Thousands)		49,609

SOVEREIGN DEBT — 1.4%
Dominican Republic International Bond
6.850%, 01/27/2045 (B)	$4,600	4,428
Kenya Government International Bond
6.875%, 06/24/2024 (B)	5,400	4,892

Total Sovereign Debt (Cost $10,235) ($ Thousands)		9,320

PREFERRED STOCK — 1.0%

Financials — 0.2%
ALM Loan Funding* (A)	392	342
Aspen Insurance Holdings (A)	26,206	665
GSC Partners Fund V, Ser 2004-5I (A) (B)	100	—
GSC Partners Fund V, Ser 2004-5A (A) (B)	1,800	—
WhiteHorse II* (A) (B)	11,000	—

		1,007

Industrials — 0.8%
Seaspan	216,000	5,348

Total Preferred Stock (Cost $7,657) ($ Thousands)		6,355

MUNICIPAL BOND — 0.1%
Puerto Rico Electric Power Authority, Ser UU, RB, AGM
Callable 07/01/17 @ 100
0.738%, 07/01/2029 (A)	1,000	725

Total Municipal Bond (Cost $716) ($ Thousands)		725

Description	Face Amount (1) (Thousands)/Contracts	Market Value ($ Thousands)

CONVERTIBLE BOND — 0.0%
Mirabela Nickel
9.500%, 06/24/2019 (B) (C)	153	$47

Total Convertible Bond (Cost $153) ($ Thouands)		47

TIME DEPOSITS — 7.0%
Brown Brothers Harriman
0.030%, 10/01/2015	45,025	45,025
(0.238)%, 10/01/2015	EUR 3	4

Total Time Deposits (Cost $45,029) ($ Thousands)		45,029

Total Investments — 99.9% (Cost $668,548) ($ Thousands)		$647,538

PURCHASED OPTIONS*†† — 0.3%
August 2016, U.S. Call, CNH Put, Expires 08/20/16, Strike Price $6.66	11,500,000	233
August 2016, U.S. Call, SAR Put, Expires 08/20/16, Strike Price $3.78	11,500,000	83
December 15 Calls on iShares 7-10 Year Treasury Bond ETF, Expires 12/19/15, Strike Price $106.00	2,390	466
February 2016, U.S. Call, AED Put, Expires 02/20/16, Strike Price $3.68	39,525,000	66
February 2016, U.S. Call, AED Put, Expires 02/20/16, Strike Price $3.68	13,175,000	21
November 15 Puts on SPX, Expires 12/19/15, Strike Price $1,965.00	86	761
September 2016, EUR Put, DKK Call, Expires 09/17/16, Strike Price $7.45	19,216,980	107
September 2016, U.S. Call, TWD Put, Expires 09/17/16, Strike Price $32.48	5,800,000	227

Total Purchased Options (Cost $1,908) ($ Thousands)		1,964

WRITTEN OPTIONS*†† — (0.1)%
December 15 Calls on iShares 7-10 Year Treasury Bond ETF, Expires 12/19/15, Strike Price $111.00	(2,390)	(96)
November 15 Puts on SPX, Expires 12/19/15, Strike Price $1,820.00	(86)	(345)

236	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Contracts	Market Value ($ Thousands)
October 15 Calls on SPX, Expires 10/17/15, Strike Price $1,950.00	(168)	$(301)
October 15 Calls on SPX, Expires 10/17/15, Strike Price $1,940.00	(3)	(7)
October 15 Calls on SPX, Expires 10/17/15, Strike Price $1,980.00	(168)	(128)

Total Written Options (Premiums Received ($1,870)) ($ Thousands)		$(877)

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	190	Dec-2015	$(566)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation/ (Depreciation) ($ Thousands)
10/7/15	AUD	352	USD	243	$(4)
10/7/15	GBP	1,640	USD	2,493	9
10/7/15	USD	33	AUD	47	–
10/7/15	USD	2,087	EUR	1,850	(22)
10/7/15	EUR	2,500	USD	2,787	(3)

					$(20)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Bank of America	$(7,642)	$7,622	$(20)

For the year ended September 30, 2015, the total amount of all forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Bank of America	2.27%	3 Month USD - LIBOR	08/17/25	$550	$(14)
Bank of America	2.27%	3 Month USD - LIBOR	08/17/25	600	(16)
Bank of America	1.03%	3 Month USD - LIBOR	01/15/26	38,980	(41)
Bank of America	2.24%	3 Month USD - LIBOR	01/15/26	46,560	604
Bank of America	1.71%	3 Month USD - LIBOR	10/02/22	2,250	(1)
Bank of America	2.01%	3 Month USD - LIBOR	10/02/25	2,700	(3)
Bank of America	1.56%	3 Month USD - LIBOR	07/03/18	7,150	(149)
Bank of America	2.70%	3 Month USD - LIBOR	07/18/23	600	(34)

					$346

A list of OTC swap agreements held by the Fund at September 30, 2015, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Bank of America	S&P 1500 EDUCATION SERICES SUB INDUSTRY Index	Index Return	6-Month USD LIBOR Plus 83 Bps	01/09/16	$(13,506)	$(1,561)
Bank of America	S&P 500 HOMEBUILDING SUB INDUSTRY Index	Index Return	6-Month USD LIBOR Plus 65 Bps	01/09/16	(14,347)	(384)
Bank of America	S&P 1500 EDUCATION SERICES SUB INDUSTRY Index	Index Return	6-Month USD LIBOR Plus 83 Bps	01/09/16	(667,128)	(83)
Bank of America	U.S. Dollar Index	Negative Price Return	Positive Price Return	12/17/15	11,867	32

						$(1,996)

For the year ended September 30, 2015, the total amount of all swap contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $648,483 ($ Thousands)

*	Non-income producing security.

†	Real Estate Investment Trust.

††	For the year ended September 30, 2015, the total amount of purchased and written options, as presented in the Schedule of Investments are representative of the volume of activity for these derivative types during the year.
(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	237

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Concluded)

September 30, 2015

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2015 was $21,983 ($ Thousands) and represented 3.4% of net Assets.

(D)	The rate reported is the effective yield at the time of purchase.

(E)	Unfunded bank loan.

(F)	Security is in default on interest payments.

AED — United Arab Emirates Dirham

AGM — Assured Guaranty Municipal

AUD — Australian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CNH — Chinese Offshore Yuan

DKK — Danish Krone

ETF — Exchange Traded Fund

EUR — Euro

GBP — British Pound

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

OTC — Over The Counter

Re-REMIC — Re-securitization of Real Estate Mortgage Investment Conduit

RB — Revenue Bond

S&P — Standard & Poor’s

SAR — Saudi Arabian Riyal

Ser — Series

SPX — S&P 500 Stock Index

TWD — Taiwan Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Collateralized Debt Obligations	$—	$133,690	$2,010	$135,700
Asset-Backed Securities	—	107,454	960	108,414
Loan Participations	—	98,142	8,925	107,067
Corporate Obligations	—	88,666	4,185	92,851
Mortgage-Backed Securities	—	92,421	—	92,421
Common Stock	49,294	—	315	49,609
Sovereign Debt	—	9,320	—	9,320
Preferred Stock	6,013	342	—	6,355
Municipal Bond	—	725	—	725
Convertible Bond	—	—	47	47
Time Deposits	—	45,029	—	45,029

Total Investments in Securities	$55,307	$575,789	$16,442	$647,538

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$1,964	$—	$—	$1,964
Written Options	(877)	—	—	(877)
Futures Contracts*
Unrealized Depreciation	(566)	—	—	(566)
Forwards Contracts*
Unrealized Appreciation	—	9	—	9
Unrealized Depreciation	—	(29)	—	(29)
Centrally Cleared Swaps*
Interest Rate Swaps
Unrealized Appreciation	—	604	—	604
Unrealized Depreciation	—	(258)	—	(258)
OTC Swaps*
Total Return Swaps
Unrealized Appreciation	—	32	—	32
Unrealized Depreciation	—	(2,028)	—	(2,028)
Reverse Repurchase Agreements**	(10,520)	—	—	(10,520)

Total Other Financial Instruments	$(9,999)	$(1,670)	$—	$(11,669)

*	Future contracts, forward contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

**	See Note 2 for more information on the reverse repurchase agreements.

‡	Please see Note 2 for details on the unobservable inputs and the interrelationships and sensitivity between these inputs for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value ($ Thousands):

	Collateralized Debt Obligations	Asset-Backed Securities	Loan Participations	Corporate Obligations	Mortgage-Backed Securities	Common Stock	Convertible Bond
Beginning balance as of October 1, 2014	$9,489	$11,510	$10,354	$3,535	$4,037	$159	$139
Accrued discounts/premiums	(47)	(31)	(1)	6	—	—	—
Realized gain/(loss)	32	1,055	15	—	—	(106)	—
Change in unrealized appreciation/(depreciation)	(242)	23	4	(145)	—	(191)	(105)
Purchases	—	—	322	789	—	453	13
Sales	(545)	(7,766)	(1,013)	—	—	—	—
Transfer into Level 3	1,380	—	7,559	—	(4,037)	—	—
Transfer out of Level 3	(8,057)	(3,831)	(8,315)	—	—	—	—

Ending balance as of September 30, 2015	$2,010	$960	$8,925	$4,185	$—	$315	$47

Changes in unrealized gains/(losses) in earningsrelated to securities held at reporting date	$(917)	$12	$(62)	$—	$—	$—	$—

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been transfers into and out of Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

238	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 29.3%

Consumer Staples — 4.8%
Altria Group	103,700	$5,641
B&G Foods, Cl A	20,300	740
Cal-Maine Foods	94,200	5,144
Campbell Soup	26,800	1,358
Casey’s General Stores	1,700	175
Central Garden & Pet, Cl A*	7,400	119
Clorox	15,600	1,802
Coca-Cola	9,100	365
Costco Wholesale	3,600	520
CVS Health	51,200	4,940
Dean Foods	68,400	1,130
Dr Pepper Snapple Group	52,500	4,150
Fresh Del Monte Produce	21,000	830
Ingles Markets, Cl A	16,600	794
John B Sanfilippo & Son	18,100	928
Kroger	25,300	913
PepsiCo	22,200	2,094
Philip Morris International	9,200	730
Pilgrim’s Pride	77,500	1,610
Post Holdings*	55,800	3,298
Procter & Gamble	26,500	1,907
Reynolds American	42,600	1,886
Sanderson Farms	41,800	2,866
Seaboard*	46	142
SpartanNash	4,200	108
SUPERVALU*	164,600	1,182
USANA Health Sciences*	13,300	1,783
Walgreens Boots Alliance	7,100	590

		47,745

Energy — 7.2%
Alon USA Energy	66,600	1,203
Basic Energy Services*	15,300	50
Bill Barrett*	280,700	926
California Resources	175,000	455
Cameron International*	6,900	423
Chevron	25,890	2,042
Contango Oil & Gas*	11,100	84
CVR Energy	12,000	493
Diamond Offshore Drilling	56,100	971
Ensco, Cl A	256,200	3,607
EP Energy, Cl A*	184,800	952

Description	Shares	Market Value ($ Thousands)

Exxon Mobil	148,930	$11,073
Frontline*	339,300	913
Halliburton	11,400	403
HollyFrontier	19,100	933
Marathon Petroleum	98,500	4,563
Nabors Industries	56,300	532
Navios Maritime Acquisition	18,700	66
Noble	338,500	3,693
Nordic American Tankers, Cl US	249,500	3,792
Pioneer Energy Services*	156,800	329
Rowan, Cl A	53,500	864
Schlumberger, Cl A	129,500	8,932
Scorpio Tankers	42,700	392
Teekay Tankers, Cl A	295,800	2,041
Tesoro	71,000	6,904
Transocean	419,300	5,417
VAALCO Energy*	42,800	73
Valero Energy	119,400	7,176
Western Refining	27,100	1,196
WPX Energy*	305,200	2,020

		72,518

Financials — 3.5%
Alleghany*	3,260	1,526
Annaly Capital Management†	617,900	6,099
ARMOUR Residential†	22,525	451
Ashford Hospitality Prime†	25,311	355
Ashford Hospitality Trust†	31,000	189
Bank of America	116,200	1,811
Cash America International	22,500	629
Cincinnati Financial	12,400	667
Citigroup	22,600	1,121
CoreSite Realty†	41,200	2,119
CyrusOne†	15,900	519
Digital Realty Trust, Cl A†	23,100	1,509
Extra Space Storage	15,800	1,219
Flagstar Bancorp*	9,900	204
Getty Realty†	3,400	54
Heartland Financial USA	2,400	87
Hospitality Properties Trust†	4,900	125
Interactive Brokers Group, Cl A	27,900	1,101
INTL. FCStone*	47,200	1,166
Jones Lang LaSalle	3,900	561
Lamar Advertising, Cl A†	3,100	162
Mack-Cali Realty†	72,200	1,363
Marcus & Millichap*	7,900	363
Markel*	509	408
Monogram Residential Trust†	11,600	108
Mortgage Investment Trust†	55,600	846
NMI Holdings, Cl A*	27,700	210
Popular	48,200	1,457
RAIT Financial Trust†	47,300	235
RE, Cl A	9,500	342
Ryman Hospitality Properties†	39,300	1,935

SEI Institutional Managed Trust / Annual Report / September 30, 2015	239

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Simon Property Group†	9,600	$1,764
StanCorp Financial Group	17,600	2,010
Summit Hotel Properties†	33,800	394
Territorial Bancorp	2,100	55
Triumph Bancorp*	2,200	37
Universal Insurance Holdings	50,100	1,480

		34,681

Health Care — 6.6%
Aetna, Cl A	17,800	1,947
Affymetrix, Cl A*	29,400	251
Amedisys*	46,800	1,777
Amgen, Cl A	32,800	4,537
AMN Healthcare Services*	21,200	636
Anthem	30,700	4,298
Bristol-Myers Squibb	31,700	1,877
Cambrex*	76,000	3,016
Centene*	91,500	4,962
Charles River Laboratories International*	17,100	1,086
Cross Country Healthcare*	5,700	78
Eli Lilly	49,800	4,168
Ensign Group	23,300	993
Gilead Sciences	75,900	7,453
Hologic*	50,800	1,988
ICU Medical*	8,600	942
Illumina*	2,800	492
INC Research Holdings, Cl A*	17,100	684
Johnson & Johnson	24,400	2,278
LHC Group*	23,600	1,057
Merck	20,500	1,012
Mettler Toledo International*	7,340	2,090
Molina Healthcare*	51,800	3,566
NewLink Genetics*	4,500	161
PDL BioPharma	117,600	591
Pfizer	112,400	3,530
Quintiles Transnational Holdings*	26,800	1,864
Trevena*	10,400	108
UnitedHealth Group	50,000	5,801
Waters*	27,000	3,192

		66,435

Industrials — 1.4%
Allegiant Travel, Cl A	1,500	324
Argan	22,900	794
Atlas Air Worldwide Holdings*	24,900	861
Comfort Systems USA	23,200	632
Dycom Industries*	22,400	1,621
Ennis	2,700	47
Insperity, Cl A	42,400	1,863
Interface, Cl A	16,600	373
JetBlue Airways*	43,000	1,108
Matson	23,200	893

Description	Shares	Market Value ($ Thousands)

PAM Transportation Services*	1,900	$63
Patrick Industries*	1,900	75
RPX*	78,300	1,074
Skywest	56,100	936
Spirit AeroSystems Holdings, Cl A*	67,400	3,258
USA Truck*	15,800	272

		14,194

Information Technology — 3.6%
Accenture, Cl A	27,600	2,712
Blackhawk Network Holdings, Cl A*	51,400	2,179
EarthLink Holdings	414,600	3,225
Electronic Arts*	52,900	3,584
Ellie Mae*	35,400	2,357
EPAM Systems*	18,400	1,371
ePlus*	8,300	656
Factset Research Systems	34,800	5,561
Fortinet*	39,300	1,670
Gigamon*	3,300	66
Global Payments	23,500	2,696
Hackett Group	9,000	124
Imperva*	28,100	1,840
LogMeIn*	16,500	1,125
Luxoft Holding, Cl A*	8,200	519
Manhattan Associates*	52,500	3,271
Monster Worldwide*	38,800	249
Progress Software*	2,100	54
Stamps.com*	4,600	340
Tableau Software, Cl A*	34,700	2,768
Unisys*	7,700	92

		36,459

Telecommunication Services — 1.6%
AT&T	319,600	10,412
Atlantic Telegraph-Network	11,800	872
General Communication, Cl A*	20,100	347
Inteliquent	75,100	1,677
magicJack VocalTec*	39,800	355
Shenandoah Telecommunications	4,900	210
Telephone & Data Systems	24,200	604
Verizon Communications	42,700	1,858

		16,335

Utilities — 0.6%
National Fuel Gas	14,900	745
PPL	78,500	2,582
Talen Energy*	88,100	890
UGI	53,300	1,856
WEC Energy Group	1,900	99

		6,172

Total Common Stock (Cost $297,891) ($ Thousands)		294,539

240	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 9.6%

Consumer Discretionary — 1.0%
21st Century Fox America
6.150%, 02/15/2041	$165	$188
4.500%, 02/15/2021	260	281
4.000%, 10/01/2023	185	190
3.000%, 09/15/2022	405	399
CBS
3.500%, 01/15/2025	835	804
Comcast
6.450%, 03/15/2037	185	234
Cox Communications
2.950%, 06/30/2023 (A)	240	219
CSC Holdings
8.625%, 02/15/2019	162	167
Dana Holding
6.000%, 09/15/2023	148	149
DIRECTV Holdings
5.000%, 03/01/2021	1,055	1,150
4.450%, 04/01/2024	348	357
3.800%, 03/15/2022	262	264
Discovery Communications
3.450%, 03/15/2025	450	417
General Motors
3.500%, 10/02/2018	465	469
Goodyear Tire & Rubber
8.250%, 08/15/2020	210	219
KB Home
4.750%, 05/15/2019	382	367
Kohl’s
4.250%, 07/17/2025	1,313	1,315
MCE Finance
5.000%, 02/15/2021 (A)	405	356
Numericable-SFR SAS
5.375%, 05/15/2022 (A)	235	263
RELX Capital
8.625%, 01/15/2019	475	565
Time Warner
3.550%, 06/01/2024	745	738
Time Warner Cable
4.500%, 09/15/2042	330	261
Viacom
3.875%, 04/01/2024	344	322

		9,694

Consumer Staples — 0.9%
Altria Group
4.750%, 05/05/2021	210	229
2.625%, 01/14/2020	1,160	1,172
Bunge Finance
8.500%, 06/15/2019	9	11
CVS Health
3.875%, 07/20/2025	1,045	1,077

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Grupo Bimbo
3.875%, 06/27/2024 (A)	$703	$681
Kraft Heinz Foods (A)
3.500%, 07/15/2022	664	678
2.800%, 07/02/2020	520	523
Kroger
3.400%, 04/15/2022	638	650
Marfrig Overseas
9.500%, 05/04/2020 (A)	375	364
Reynolds American
4.000%, 06/12/2022	908	949
3.250%, 11/01/2022	330	328
Tyson Foods
3.950%, 08/15/2024	715	728
2.650%, 08/15/2019	219	221
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (A) (B)	660	9
Walgreens Boots Alliance
3.800%, 11/18/2024	1,160	1,154

		8,774

Energy — 1.1%
DCP Midstream
4.750%, 09/30/2021 (A)	220	199
Diamond Offshore Drilling
4.875%, 11/01/2043	370	242
Ecopetrol
5.875%, 05/28/2045	309	236
Energy Transfer Partners
6.125%, 02/15/2017	200	210
5.200%, 02/01/2022	465	467
EnLink Midstream Partners
5.050%, 04/01/2045	507	429
Enterprise Products Operating
5.200%, 09/01/2020	340	374
3.700%, 02/15/2026	1,103	1,042
Kinder Morgan Energy Partners
3.950%, 09/01/2022	990	930
Korea National Oil
3.125%, 04/03/2017 (A)	465	475
Marathon Petroleum
5.125%, 03/01/2021	196	214
Noble Energy
8.250%, 03/01/2019	153	180
4.150%, 12/15/2021	475	478
3.900%, 11/15/2024	606	564
ONEOK
4.250%, 02/01/2022	300	259
Petrobras Global Finance BV
5.750%, 01/20/2020	888	662
Petroleos Mexicanos
3.500%, 07/18/2018	263	266
Petronas Capital
5.250%, 08/12/2019	330	360

SEI Institutional Managed Trust / Annual Report / September 30, 2015	241

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Plains All American Pipeline
3.600%, 11/01/2024	$902	$844
Regency Energy Partners
4.500%, 11/01/2023	114	105
Reliance Holding USA
5.400%, 02/14/2022 (A)	1,161	1,267
SM Energy
6.500%, 01/01/2023	43	40
Transocean
6.500%, 11/15/2020	535	409
Valero Energy
6.125%, 02/01/2020	480	544
Williams Partners
3.900%, 01/15/2025	217	187

		10,983

Financials — 2.9%
ABN AMRO Bank
4.750%, 07/28/2025 (A)	290	287
American International Group
6.400%, 12/15/2020	325	385
4.875%, 06/01/2022	520	574
American Tower†
4.700%, 03/15/2022	365	384
3.500%, 01/31/2023	485	467
Bank of America (C)
6.500%, 12/31/2049	292	298
0.825%, 03/28/2018	1,100	1,214
Barclays
3.650%, 03/16/2025	330	315
Barclays Bank
7.750%, 04/10/2023 (C)	393	421
7.625%, 11/21/2022	207	232
6.860%, 09/29/2049 (A) (C)	131	149
6.625%, 03/30/2022	103	141
BNP Paribas
7.375%, 12/29/2049 (A) (C)	505	508
Citigroup
3.875%, 03/26/2025	905	879
Cooperatieve Centrale Raiffeisen-Boerenleenbank
4.375%, 08/04/2025	657	659
Credit Agricole
7.875%, 01/23/2024 (A)(C)	249	248
Credit Suisse Group Funding Guernsey
3.750%, 03/26/2025 (A)	995	966
Dai-ichi Life Insurance
5.100%, 12/31/2049 (A)(C)	508	522
Ford Motor Credit
5.875%, 08/02/2021	695	787
2.597%, 11/04/2019	1,152	1,140
Goldman Sachs Group MTN
1.925%, 11/29/2023 (C)	1,795	1,806

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hartford Financial Services Group
5.125%, 04/15/2022	$655	$726
HBOS Capital Funding
4.939%, 05/29/2049 (C)	1,006	1,117
HCP†
5.375%, 02/01/2021	362	401
Healthcare Realty Trust†
5.750%, 01/15/2021	285	319
Host Hotels & Resorts
5.250%, 03/15/2022† (A)	190	206
3.750%, 10/15/2023†	16	16
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)	746	736
JPMorgan Chase
5.400%, 01/06/2042	175	197
Lincoln National
4.200%, 03/15/2022	355	369
MetLife
5.700%, 06/15/2035	80	93
5.250%, 12/29/2049 (C)	977	967
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (A)	275	287
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (A)	840	874
Morgan Stanley MTN
5.500%, 07/28/2021	585	661
4.000%, 07/23/2025	260	266
Murray Street Investment Trust I
4.647%, 03/09/2017 (D)	55	57
Nationwide Financial Services
5.375%, 03/25/2021 (A)	470	524
Navient MTN
7.250%, 01/25/2022	52	46
Nomura Holdings MTN
2.000%, 09/13/2016	804	808
PNC Bank
3.800%, 07/25/2023	960	987
Prudential Financial
5.625%, 06/15/2043 (C)	365	377
Rabobank Capital Funding Trust III
5.254%, 10/21/2016 (A) (C)	380	383
Royal Bank of Scotland Group
7.500%, 12/29/2049 (C)	525	524
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (C)	110	120
Santander Bank
1.216%, 01/12/2018 (C)	1,205	1,201
Santander UK
5.000%, 11/07/2023 (A)	700	728
Societe Generale (A) (C)
8.000%, 12/30/2049	510	502
5.922%, 04/05/2017	115	116
Standard Chartered MTN
4.000%, 07/12/2022 (C)	775	777

242	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Trust F
5.250%, 12/15/2024† (A)	$830	`$	848
UBS Group Funding Jersey
4.125%, 09/24/2025 (A)	689		686
Welltower†
5.250%, 01/15/2022	695		762
XLIT
5.500%, 03/31/2045	225		212

			29,275

Health Care — 0.9%
AbbVie
3.600%, 05/14/2025	654		645
Actavis Funding SCS
3.850%, 06/15/2024	297		291
3.800%, 03/15/2025	1,096		1,059
Baxalta
3.600%, 06/23/2022 (A)	1,040		1,050
Bayer US Finance
3.375%, 10/08/2024 (A)	405		407
Becton Dickinson
3.734%, 12/15/2024	513		522
Biogen
3.625%, 09/15/2022	647		652
Celgene
3.875%, 08/15/2025	785		785
Gilead Sciences
3.650%, 03/01/2026	1,009		1,014
Laboratory Corp of America Holdings
3.600%, 02/01/2025	385		373
Medtronic
3.500%, 03/15/2025	1,170		1,194
Perrigo Finance
3.900%, 12/15/2024	430		424
3.500%, 12/15/2021	227		224
Thermo Fisher Scientific
4.150%, 02/01/2024	365		378

			9,018

Industrials — 0.2%
AerCap Aviation Solutions BV
6.375%, 05/30/2017	234		243
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (A)	360		367
Hutchison Whampoa International 14
1.625%, 10/31/2017 (A)	424		422
International Lease Finance
5.875%, 04/01/2019	325		342
Odebrecht Finance
5.250%, 06/27/2029 (A)	457		238

			1,612

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 0.2%
Advanced Micro Devices
6.750%, 03/01/2019	$416	$288
KLA-Tencor
4.650%, 11/01/2024	894	893
Seagate HDD Cayman
4.750%, 01/01/2025	427	410
Tencent Holdings MTN
3.375%, 05/02/2019 (A)	676	687
Total System Services
2.375%, 06/01/2018	262	263

		2,541

Materials — 0.8%
Barrick Gold
4.100%, 05/01/2023	204	181
Basell Finance BV
8.100%, 03/15/2027 (A)	220	284
Dow Chemical
4.250%, 11/15/2020	131	140
Eastman Chemical
3.800%, 03/15/2025	420	410
Freeport-McMoran Oil & Gas
6.500%, 11/15/2020	173	156
Glencore Funding
3.125%, 04/29/2019 (A)	1,840	1,545
International Paper
4.750%, 02/15/2022	404	437
3.650%, 06/15/2024	247	244
LyondellBasell Industries
5.750%, 04/15/2024	1,100	1,230
Minsur
6.250%, 02/07/2024 (A)	168	169
Nacional del Cobre de Chile
4.500%, 09/16/2025 (A)	925	889
NOVA Chemicals
5.250%, 08/01/2023 (A)	420	407
Novelis
8.375%, 12/15/2017	99	96
Sealed Air
5.250%, 04/01/2023 (A)	332	333
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (A)	408	345
Teck Resources
4.500%, 01/15/2021	1,095	738
Yamana
4.950%, 07/15/2024	917	820

		8,424

Telecommunication Services — 0.9%
AT&T
3.400%, 05/15/2025	1,905	1,818
3.000%, 02/15/2022	465	457

SEI Institutional Managed Trust / Annual Report / September 30, 2015	243

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Comcel Trust via Comunicaciones Celulares
6.875%, 02/06/2024 (A)	$208	$206
Deutsche Telekom International Finance BV
4.875%, 03/06/2042 (A)	485	481
Rogers Communications
4.000%, 06/06/2022	60	47
SBA Tower Trust
2.898%, 10/15/2019 (A)	950	953
Sprint
7.875%, 09/15/2023	108	87
Sprint Capital
6.900%, 05/01/2019	1,485	1,307
Telefonica Emisiones
5.462%, 02/16/2021	200	224
Verizon Communications
7.350%, 04/01/2039	350	436
6.550%, 09/15/2043	360	425
4.600%, 04/01/2021	1,160	1,251
4.272%, 01/15/2036	1,170	1,061
Virgin Media Finance
5.250%, 02/15/2022	200	185

		8,938

Utilities — 0.7%
AES
7.375%, 07/01/2021	415	431
Berkshire Hathaway Energy
6.125%, 04/01/2036	390	470
CMS Energy
5.050%, 03/15/2022	185	203
Constellation Energy Group
5.150%, 12/01/2020	70	77
Entergy
4.000%, 07/15/2022	907	936
Exelon
2.850%, 06/15/2020	1,695	1,710
Exelon Generation
4.250%, 06/15/2022	460	471
Israel Electric
5.000%, 11/12/2024 (A)	792	808
NRG Energy
6.250%, 05/01/2024	315	278
Talent Yield Investments
4.500%, 04/25/2022 (A)	1,301	1,350

		6,734

Total Corporate Obligations (Cost $99,342) ($ Thousands)		95,993

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 6.2%

Non-Agency Mortgage-Backed Obligations — 6.2%
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl A1A
5.774%, 02/10/2051 (C)	$1,739	$1,848
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (C)	262	277
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (C)	718	725
Bellemeade Re, Ser 2015-1A, Cl M1
2.689%, 07/25/2025 (A) (C)	921	921
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.600%, 07/05/2033 (A)	1,180	1,208
Carefree Portfolio Trust, Ser 2014-CARE, Cl A
1.527%, 11/15/2019 (A) (C)	653	652
Chase Mortgage Finance Trust Series, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	219	188
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	383	357
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	182	165
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A18
6.250%, 09/25/2036	504	458
CHL Mortgage Pass-Through Trust, Ser 2007-HYB2, Cl 3A1
2.590%, 02/25/2047 (C)	529	467
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A1A
5.968%, 03/15/2049 (C)	395	400
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	980	976
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C3, Cl A4
5.960%, 05/15/2046 (C)	491	520
COMM Mortgage Trust, Ser 2006-C8, Cl A1A
5.292%, 12/10/2046	921	954

244	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A1A
6.239%, 12/10/2049 (C)	$1,681	$1,809
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (A)	375	370
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl A
1.104%, 06/11/2027 (A) (C)	835	829
Commercial Mortgage Pass-Through Certificates, Ser 2014-SAVA, Cl A
1.348%, 06/15/2034 (A) (C)	585	583
Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.187%, 03/13/2035	915	949
Countrywide Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	165	157
Countrywide Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	451	414
Countrywide Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%, 08/25/2036	266	259
Countrywide Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036	648	581
Countrywide Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	449	383
Countrywide Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%, 05/25/2036	289	251
Countrywide Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	396	356
Countrywide Alternative Loan Trust, Ser 2007-2CB, Cl 2A4
5.750%, 03/25/2037	395	349
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C3, Cl AM
5.889%, 06/15/2039 (C)	581	598
CSAIL 2015-C3 Commercial Mortgage Trust, Ser 2014-C3, Cl A4
3.718%, 08/15/2048	959	1,004
CSMC, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (A)	606	507

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Alt-A Securities Mortgage Loan Trust Series, Ser 2006-AR4, Cl A2
2.059%, 04/10/2031 (C)	$651	$643
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.384%, 12/25/2036 (C)	737	461
Extended Stay America Trust, Ser 2013-ESH7, Cl A17
2.295%, 12/05/2031 (A)	560	561
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
4.449%, 11/25/2023 (C)	1,035	1,032
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.194%, 08/25/2024 (C)	1,165	1,133
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
4.744%, 10/25/2024 (C)	250	250
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
4.944%, 10/25/2024 (C)	785	794
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
3.499%, 10/25/2027 (C)	280	264
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
2.794%, 12/25/2027 (C)	1,815	1,822
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M2
2.394%, 03/25/2025 (C)	530	525
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
2.844%, 03/25/2028 (C)	1,290	1,290
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	412	340
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.394%, 07/25/2024 (C)	316	315

SEI Institutional Managed Trust / Annual Report / September 30, 2015	245

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.094%, 11/25/2024 (C)	$678	$680
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.194%, 11/25/2024 (C)	255	257
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.494%, 02/25/2025 (C)	530	515
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.194%, 05/25/2025 (C)	620	592
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.194%, 07/25/2025 (C)	1,021	1,018
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.194%, 07/25/2025 (C)	1,015	1,013
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	613	635
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	638	662
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.989%, 08/10/2045 (C)	779	822
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (A)	819	835
H/2 Asset Funding, Ser 2015-1A
1.436%, 06/24/2049	999	994
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.444%, 03/25/2035 (C)	345	307
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR15, Cl A1
0.314%, 07/25/2036 (C)	535	436
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (A) (C)	257	256
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	548	561
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.884%, 02/12/2049 (C)	300	316
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (C)	930	978

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.208%, 02/15/2051 (C)	$254	$271
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/2049	1,952	2,037
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A3
5.420%, 01/15/2049	861	894
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037	308	282
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2008-C2, Cl A1A
5.998%, 02/12/2051	890	958
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Cl A
1.127%, 06/15/2029 (A) (C)	1,145	1,134
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	889	933
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
1.894%, 07/15/2036 (A) (C)	1,283	1,283
LB-UBS Commercial Mortgage Trust, Ser C1, Cl AM
5.455%, 02/15/2040	395	411
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (A)	687	689
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (A) (C)	1,030	1,044
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl A1A
5.739%, 08/12/2043 (C)	566	582
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A1A
5.166%, 12/12/2049	995	1,029
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049	1,220	1,291
PFP III, Ser 2014-1, Cl A
1.368%, 06/14/2031 (A) (C)	270	270

246	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

RBSSP Resecuritization Trust, Ser 2009-7, Cl 10A3
6.000%, 08/26/2037 (A)	$848	$726
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A6
6.938%, 05/26/2037 (A) (C)	739	618
Resource Capital, Ser 2014-CRE2, Cl A
1.248%, 04/15/2032 (A) (C)	488	485
Starwood Retail Property Trust, Ser 2014, Cl A
1.418%, 11/15/2027 (A) (C)	773	766
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	596	601
UBS-Barclays Commercial Mortgage Trust, Ser 2014-C3, Cl A4
3.091%, 08/10/2049	297	305
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A5
5.416%, 01/15/2045 (C)	2,041	2,051
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A1A
6.009%, 06/15/2045 (C)	559	571
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.620%, 12/15/2047 (C)	794	770
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
5.716%, 11/25/2025 (A) (C)	164	164
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.466%, 11/25/2025 (A) (C)	617	617
Wells Fargo Mortgage Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	256	250
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046	856	885
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A2
3.036%, 05/15/2047	701	728

		62,467

Total Mortgage-Backed Securities (Cost $63,097) ($ Thousands)		62,467

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 5.2%

Automotive — 2.7%
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	$509	$510
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl A3
0.920%, 04/09/2018	658	658
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A3
0.960%, 04/09/2018	333	333
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	530	530
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (A)	268	268
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (A)	435	438
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (A)	594	613
Avis Budget Rental Car Funding AESOP, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (A)	1,404	1,426
Bank of The West Auto Trust, Ser 2015-1, Cl A3
1.310%, 10/15/2019 (A)	1,025	1,027
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	907	907
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	771	772
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A2
1.040%, 11/21/2016	24	24
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl B
2.220%, 01/22/2019	200	203
Chrysler Capital Auto Receivables Trust, Ser 2014-BA, Cl A2
0.690%, 09/15/2017 (A)	670	670
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (A)	418	419

SEI Institutional Managed Trust / Annual Report / September 30, 2015	247

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (A)	$379	$379
Drive Auto Receivables Trust, Ser 2015-BA, Cl A2A
0.930%, 12/15/2017 (A)	857	857
Drive Auto Receivables Trust, Ser 2015-CA, Cl A2A
1.030%, 02/15/2018 (A)	600	600
Drive Auto Receivables Trust, Ser 2015-DA, Cl A2A
1.230%, 06/15/2018 (A)	769	769
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)	272	271
Enterprise Fleet Financing, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (A)	983	982
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (A)	11	11
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (A)	116	116
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (A)	148	147
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (A)	54	54
Ford Auto Securitization Trust, Ser 2013-R1A, Cl A2
1.676%, 09/15/2016 (A)	6	5
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018	240	240
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (A)	816	829
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A2
1.100%, 12/20/2017	984	987
GM Financial Automobile Leasing Trust, Ser 2015-2, Cl A3
1.680%, 12/20/2018	1,190	1,194
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	420	420
Harley-Davidson Motorcycle Trust, Ser 2015-2, Cl A3
1.300%, 03/16/2020	1,025	1,026
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.753%, 12/10/2027 (A) (C)	890	890

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hertz Vehicle Financing, Ser 2013-1A, Cl A1
1.120%, 08/25/2017 (A)	$2,230	$2,232
Hertz Vehicle Financing, Ser 2013-1A, Cl B2
2.480%, 08/25/2019 (A)	579	573
Hyundai Auto Lease Securitization Trust, Ser 2015-A, Cl A2
1.000%, 10/16/2017 (A)	681	681
Hyundai Auto Lease Securitization Trust, Ser 2015-B, Cl A3
1.400%, 11/15/2018 (A)	817	818
Hyundai Auto Receivables Trust, Ser 2012-B, Cl C
1.950%, 10/15/2018	170	171
Mercedes Benz Auto Lease Trust, Ser 2014-A, Cl A2A
0.480%, 06/15/2016	14	14
Nissan Auto Lease Trust, Ser 2015-A, Cl A3
1.400%, 06/15/2018	880	885
Porsche Innovative Lease Owner Trust, Ser 2015-1, Cl A4
1.430%, 05/21/2021 (A)	1,021	1,023
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl A3
1.110%, 12/15/2017	150	150
Santander Drive Auto Receivables Trust, Ser 2015-3, Cl A2A
1.020%, 09/17/2018	894	894
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl A2A
1.200%, 12/17/2018	495	495
TCF Auto Receivables Owner Trust, Ser 2015-1A, Cl A2
1.020%, 08/15/2018 (A)	1,188	1,188

		27,699

Credit Cards — 1.0%
Barclays Dryrock Issuance Trust, Ser 2014-3, Cl A
2.410%, 07/15/2022	570	583
Barclays Dryrock Issuance Trust, Ser 2015-1, Cl A
2.240%, 12/15/2022	989	1,007
Barclays Dryrock Issuance Trust, Ser 2015-2, Cl A
1.560%, 03/15/2021	1,123	1,133

248	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.557%, 03/16/2020 (C)	$500	$499
Capital One Multi-Asset Execution Trust, Ser 2015-A5, Cl A5
1.600%, 05/17/2021	1,045	1,054
Discover Card Execution Note Trust, Ser 2015-A1, Cl A1
0.548%, 08/17/2020 (C)	750	747
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022	1,020	1,019
First National Master Note Trust, Ser 2013-2, Cl A
0.728%, 10/15/2019 (C)	794	795
Synchrony Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022	1,389	1,411
World Financial Network Credit Card Master Trust, Ser 2012-B, Cl A
1.760%, 05/17/2021	380	384
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	385	386
World Financial Network Credit Card Master Trust, Ser 2014-A, Cl A
0.587%, 12/15/2019 (C)	915	915
World Financial Network Credit Card Master Trust, Ser 2015-A, Cl A
0.687%, 02/15/2022 (C)	571	569

		10,502

Mortgage Related Securities — 0.1%
GSAA Home Equity Trust, Ser 2006-5, Cl 2A3
0.464%, 03/25/2036 (C)	673	457

		457

Other Asset-Backed Securities — 1.4%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019	1,405	1,410
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	1,079	1,083
BMW Floorplan Master Owner Trust, Ser 2015-1A, Cl A
0.707%, 07/15/2020 (A) (C)	1,565	1,560

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (A)		1,129	$1,129
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021		673	678
Dell Equipment Finance Trust, Ser 2015-1, Cl A3
1.300%, 03/23/2020 (A)		333	334
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019		999	1,001
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
0.757%, 01/15/2022 (C)		954	951
GE Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
0.583%, 07/20/2019 (C)		579	576
GE Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
0.703%, 01/20/2020 (C)		856	852
GE Equipment Small Ticket Series, Ser 2014-1A, Cl A2
0.590%, 08/24/2016 (A)		264	264
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (A)		496	499
Hertz Vehicle Financing, Ser 2015-2A, Cl A
2.020%, 09/25/2019 (A)		700	700
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/2017 (A)		1,278	1,278
Navistar Financial Dealer Note Master Trust, Ser 2014-1, Cl A
0.944%, 10/25/2019 (A)(C)		768	765
Volvo Financial Equipment, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (A)		986	991

			14,071

Total Asset-Backed Securities (Cost $52,596) ($ Thousands)			52,729

SOVEREIGN DEBT — 0.2%
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	6,145	1,447
Mexico Government International Bond
5.950%, 03/19/2019		164	184

SEI Institutional Managed Trust / Annual Report / September 30, 2015	249

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Face Amount (1) (Thousands)/ Shares		Market Value ($ Thousands)

Qatar Government International Bond
4.500%, 01/20/2022 (A)		$ 355	$394

Total Sovereign Debt (Cost $2,931) ($ Thousands)			2,025

PREFERRED STOCK — 0.0%

Financials — 0.0%
Allstate (C)		2,250	57

Total Preferred Stock (Cost $56) ($ Thousands)			57

TIME DEPOSITS — 9.7%
Brown Brothers Harriman
1.168%, 10/01/2015	AUD	116	82
0.058%, 10/01/2015	CAD	23	17
0.057%, 10/01/2015	GBP	—	—
0.030%, 10/01/2015 (E)		46,100	46,100
0.005%, 10/01/2015	HKD	—	—
0.005%, 10/01/2015	JPY	6,200,000	51,768
(0.238)%, 10/01/2015	EUR	6	7
(0.733)%, 10/01/2015	SEK	—	—

Total Time Deposits (Cost $97,974) ($ Thousands)			97,974

U.S. TREASURY OBLIGATIONS — 65.5%
U.S. Treasury Inflation Protected Securities
2.625%, 07/15/2017 (G)		13,775	14,430
2.125%, 01/15/2019 (G)		17,551	18,696
1.625%, 01/15/2018 (G)		28,583	29,591
1.375%, 01/15/2020 (G)		39,412	41,355
1.250%, 07/15/2020		44,026	46,220
0.125%, 04/15/2017 (G)		81,184	80,888
0.125%, 04/15/2018 (G)		104,330	104,209
0.125%, 04/15/2019 (G)		111,506	111,126
0.125%, 04/15/2020 (G)		62,323	61,921
U.S. Treasury Bills (E)(F)
0.095%, 11/12/2015		63,000	63,001
0.030%, 10/22/2015		31,000	31,001
0.026%, 12/03/2015 (G)		57,500	57,501

Total U.S. Treasury Obligations (Cost $668,043) ($ Thousands)			659,939

Total Investments — 125.7% (Cost $1,281,930) ($ Thousands)			$1,265,723

COMMON STOCK SOLD SHORT — (14.4)%

Consumer Discretionary — (6.1)%
1-800-Flowers.com, Cl A*		(20,400)	(186)
American Public Education*		(8,600)	(202)
America’s Car-Mart*		(7,600)	(251)

Description	Shares	Market Value ($ Thousands)

Apollo Education Group, Cl A*	(206,100)	$(2,279)
Arctic Cat	(59,800)	(1,326)
Ascent Capital Group, Cl A*	(5,400)	(148)
bebe stores, Cl A	(208,200)	(196)
BorgWarner	(104,600)	(4,350)
Cabela’s*	(19,100)	(871)
Career Education*	(9,200)	(35)
Carmike Cinemas*	(6,700)	(134)
Cherokee*	(7,100)	(110)
Christopher & Banks*	(120,500)	(134)
Chuy’s Holdings*	(5,900)	(167)
Cumulus Media, Cl A*	(77,200)	(54)
Del Frisco’s Restaurant Group*	(65,300)	(907)
Destination XL Group*	(51,400)	(299)
Diamond Resorts International*	(11,400)	(267)
Dixie Group*	(100,402)	(839)
Dorman Products*	(32,200)	(1,639)
EVINE Live*	(122,300)	(320)
Federal-Mogul Holdings, Cl A*	(26,500)	(181)
Ford Motor	(51,700)	(702)
Fox Factory Holding*	(39,200)	(661)
Fred’s, Cl A	(10,600)	(126)
Fuel Systems Solutions*	(94,900)	(458)
General Motors	(34,300)	(1,030)
Gentherm*	(16,700)	(750)
Graham Holdings, Cl B	(300)	(173)
Groupon, Cl A*	(322,500)	(1,051)
Hanesbrands	(5,200)	(151)
Harley-Davidson, Cl A	(50,700)	(2,783)
Iconix Brand Group*	(145,800)	(1,971)
Interval Leisure Group	(3,100)	(57)
Kate Spade*	(200,100)	(3,824)
Krispy Kreme Doughnuts*	(11,700)	(171)
La Quinta Holdings*	(17,400)	(275)
Las Vegas Sands	(20,600)	(782)
Liberty Tax	(4,200)	(98)
Lions Gate Entertainment	(29,800)	(1,097)
Madison Square Garden, Cl A*	(7,800)	(563)
Malibu Boats, Cl A*	(13,500)	(189)
Martha Stewart Living Omnimedia, Cl A*	(26,000)	(155)
Media General*	(107,300)	(1,501)
Men’s Wearhouse	(16,600)	(706)
MGM Mirage*	(15,200)	(280)
Michael Kors Holdings*	(52,400)	(2,213)
Morgans Hotel Group*	(16,500)	(55)
NetFlix*	(6,070)	(627)
New Home*	(18,800)	(244)
New Media Investment Group	(32,200)	(498)
Pier 1 Imports	(29,000)	(200)
Sally Beauty Holdings*	(78,900)	(1,874)
Sotheby’s	(31,800)	(1,017)
Spartan Motors	(48,900)	(202)
Standard Motor Products	(15,500)	(541)

250	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Stoneridge*	(46,000)	$(568)
TEGNA	(170,600)	(3,820)
Town Sports International Holdings	(69,700)	(183)
TRI Pointe Group*	(75,400)	(987)
Tribune Publishing	(12,400)	(97)
TripAdvisor*	(54,500)	(3,435)
Tuesday Morning*	(245,100)	(1,326)
Urban Outfitters*	(55,500)	(1,630)
Vince Holding*	(18,700)	(64)
VOXX International, Cl A*	(18,000)	(133)
William Lyon Homes, Cl A*	(53,600)	(1,104)
Winnebago Industries	(2,400)	(46)
Wynn Resorts	(98,700)	(5,243)
Zumiez*	(59,800)	(935)

		(61,491)

Financials — (0.6)%
Bancorp*	(21,500)	(164)
CoBiz Financial	(4,400)	(57)
Genworth Financial, Cl A*	(105,300)	(486)
Hudson City Bancorp, Cl A	(105,300)	(1,071)
JG Wentworth, Cl A*	(6,400)	(31)
MBIA*	(366,600)	(2,229)
Ocwen Financial*	(100,600)	(675)
TFS Financial	(59,100)	(1,019)

		(5,732)

Industrials — (1.6)%
Ameresco, Cl A*	(44,400)	(261)
Barrett Business Services	(9,700)	(417)
Clarcor	(12,400)	(591)
Copa Holdings, Cl A	(24,300)	(1,019)
Forward Air	(2,700)	(112)
Generac Holdings*	(6,600)	(199)
H&E Equipment Services	(76,700)	(1,282)
Kirby*	(21,700)	(1,344)
Kratos Defense & Security Solutions*	(49,600)	(209)
LB Foster, Cl A	(7,800)	(96)
LMI Aerospace*	(8,900)	(92)
Macquarie Infrastructure	(12,300)	(918)
Manitowoc	(27,900)	(418)
NN, Cl A	(51,400)	(951)
Power Solutions International*	(9,400)	(213)
Primoris Services	(19,600)	(351)
Raven Industries	(39,700)	(673)
Republic Airways Holdings*	(413,200)	(2,388)
Shiloh Industries*	(13,800)	(112)
Spirit Airlines*	(36,400)	(1,722)
TriNet Group*	(26,500)	(445)
UTI Worldwide*	(163,200)	(749)
Wesco Aircraft Holdings*	(95,200)	(1,162)

		(15,724)

Description	Shares	Market Value ($ Thousands)

Information Technology — (3.9)%
Adtran	(19,900)	$(291)
Apple	(13,400)	(1,478)
Applied Micro Circuits*	(793,400)	(4,213)
Applied Optoelectronics*	(6,400)	(120)
Atmel	(139,000)	(1,122)
Avid Technology*	(26,100)	(208)
CalAmp*	(20,500)	(330)
Calix*	(16,800)	(131)
Cognex	(24,400)	(839)
Cray*	(74,900)	(1,484)
CUI Global*	(13,300)	(69)
Daktronics	(15,800)	(137)
Electro Scientific Industries	(99,900)	(464)
Exar*	(99,500)	(592)
Extreme Networks*	(331,300)	(1,113)
FARO Technologies*	(72,500)	(2,537)
Finisar*	(202,800)	(2,257)
Immersion*	(106,100)	(1,191)
Intevac*	(37,800)	(174)
Kopin*	(60,300)	(189)
Lattice Semiconductor*	(131,200)	(505)
Linear Technology	(1,200)	(48)
M/A-COM Technology Solutions*	(27,000)	(783)
Marvell Technology Group	(233,400)	(2,112)
Mattson Technology*	(32,900)	(77)
Methode Electronics	(68,900)	(2,198)
Micron Technology*	(11,600)	(174)
Nanometrics*	(8,300)	(101)
Numerex, Cl A*	(4,600)	(40)
PDF Solutions*	(9,600)	(96)
Power Integrations	(33,600)	(1,417)
Qualcomm	(28,700)	(1,542)
Radisys*	(26,800)	(72)
Ruckus Wireless*	(77,300)	(918)
SanDisk	(27,900)	(1,516)
Semtech*	(163,900)	(2,475)
Silicon Graphics International*	(273,100)	(1,073)
Silicon Laboratories*	(23,000)	(955)
Sonus Networks*	(301,700)	(1,726)
SunEdison*	(78,300)	(562)
Trimble Navigation*	(10,200)	(167)
Ultra Clean Holdings*	(5,500)	(32)
Ultratech*	(113,300)	(1,815)

		(39,343)

Materials — (2.2)%
Advanced Emissions Solutions*	(63,200)	(417)
Allegheny Technologies	(149,400)	(2,119)
American Vanguard, Cl B	(245,400)	(2,837)
Balchem	(11,500)	(699)
Carpenter Technology	(31,100)	(926)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	251

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2015

Description	Shares/Contracts	Market Value ($ Thousands)

Deltic Timber	(4,400)	$(263)
Eagle Materials	(22,800)	(1,560)
FMC	(10,800)	(366)
Freeport-McMoRan, Cl B	(101,500)	(984)
H.B. Fuller	(9,500)	(323)
Horsehead Holding*	(219,200)	(666)
Louisiana-Pacific*	(203,400)	(2,897)
Monsanto	(31,700)	(2,705)
Platform Specialty Products*	(166,100)	(2,101)
Rentech*	(11,500)	(65)
Stillwater Mining*	(67,800)	(700)
TimkenSteel	(53,600)	(542)
Tronox, Cl A	(74,400)	(325)
WR Grace*	(19,800)	(1,842)

		(22,337)

Total Common Stock Sold Short (Proceeds $185,539) ($ Thousands)		$(144,627)

PURCHASED OPTIONS*†† — 0.0%
December 2015, Corn Future Option Call, Expires: 11/21/2015, Strike Price: $380.00	252	135

Total Purchased Options (Cost $146) ($ Thousands)		$135

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long/ (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Canadian 10-Year Bond	47	Dec-2015	$(59)
E-MINI MSCI Future	(189)	Dec-2015	547
Euro-Bobl	(141)	Dec-2015	(141)
S&P 500 Index E-MINI	(173)	Dec-2015	268
U.S. 10-Year Treasury Note	(275)	Dec-2015	(203)
U.S. 5-Year Treasury Note	(106)	Jan-2016	(48)
U.S. Long Treasury Bond	(22)	Dec-2015	(28)
Brent Crude Penultimate**	232	Dec-2015	(248)
Coffee ‘C’**	68	Dec-2015	(417)
Copper**	94	Dec-2015	(36)
Corn**	958	Dec-2015	193
Cotton No. 2**	106	Dec-2015	21
Crude Oil**	(75)	Dec-2015	18
Crude Oil**	197	Nov-2015	32
Crude Oil**	103	Nov-2016	7
Feeder Cattle**	39	Mar-2016	(157)
Feeder Cattle**	(59)	Nov-2015	207
Gasoline RBOB**	63	Dec-2015	(19)
Gasoline RBOB**	126	Oct-2015	(35)
Gold**	213	Dec-2015	(572)
Heating Oil**	(53)	Dec-2015	11
Heating Oil**	107	Nov-2015	(271)
Lean Hogs**	124	Dec-2015	191
Lean Hogs**	(188)	Feb-2016	21
Lean Hogs**	163	Jun-2016	(13)
Live Cattle**	39	Dec-2015	(209)
LME Aluminum**	177	Nov-2015	22
LME Nickel**	77	Nov-2015	57
LME Zinc**	90	Nov-2015	—
Natural Gas**	161	Dec-2015	(403)
Natural Gas**	(122)	Feb-2016	92

Type of Contract	Number of Contracts Long/ (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Natural Gas**	128	Mar-2016	$(94)
Natural Gas**	558	Oct-2015	(2,432)
Silver**	128	Dec-2015	(109)
Soybean**	255	Nov-2015	(1,297)
Soybean Meal**	157	Dec-2015	151
Soybean Oil**	283	Dec-2015	(1,090)
Sugar #11**	677	Feb-2016	415
Sugar #11**	629	Jul-2016	(251)
Sugar #11**	(631)	Sep-2016	313
Wheat**	285	Dec-2015	81

			$(5,485)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/2/15-11/19/15	USD	304	CAD	406	$(1)
10/2/15-11/4/15	BRL	11,945	USD	3,121	140
10/7/15-3/25/16	JPY	6,200,000	USD	51,619	(188)
10/23/15	USD	5,104	JPY	614,920	33
10/27/15	EUR	9,461	USD	10,700	136
11/6/15	SGD	10,838	USD	7,739	124
11/10/15	GBP	1,676	USD	2,576	38
11/10/15	USD	2,438	GBP	1,608	(3)

					$279

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
JP Morgan Chase Bank	$(7,796)	$7,799	$3
Morgan Stanley	(75,555)	75,831	276

			$279

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

252	SEI Institutional Managed Trust / Annual Report / September 30, 2015

A list of open OTC swap agreements held by the Fund at September 30, 2015, are as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	Societe Generale	SELL	3.00%	12/20/17	$(550)	$18
Citibank	Advanced Micro Devices Inc	BUY	5.00%	03/20/19	416	65
Citibank	Sprint Communications Inc	BUY	5.00%	06/20/19	692	93
Citibank	Sprint Communications Inc	BUY	5.00%	06/20/19	793	108
Credit Suisse	Kohl’s Corporation	SELL	1.00%	06/20/19	(129)	1
Credit Suisse	Kohl’s Corporation	SELL	1.00%	06/20/19	(52)	—
Credit Suisse	Kohl’s Corporation	SELL	1.00%	06/20/19	(53)	—
Credit Suisse	Kohl’s Corporation	SELL	1.00%	06/20/19	(76)	1
Deutsche Bank	Anadarko Petroleum Corporation	SELL	1.00%	09/20/17	(500)	9

						$295

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	2.83%	3 Month USD - LIBOR	04/12/42	$2,790	$(223)

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, are as follows:

		Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)(1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	2.40%	6-Month GBP - LIBOR	06/05/45	GBP	770	$(94)
Morgan Stanley	3-Month USD - LIBOR	3.31%	05/06/34		1,510	232
Morgan Stanley	2.29%	3-Month USD - LIBOR	08/04/25		5,780	(168)
Morgan Stanley	6-Month AUD - BBR	3.38%	06/09/25	AUD	3,130	106
Morgan Stanley	2.49%	3-Month USD - LIBOR	06/09/25		1,710	(89)
Morgan Stanley	3-Month NZD - BKBM	4.07%	06/09/25	NZD	5,270	201
Morgan Stanley	3-Month USD - LIBOR	2.31%	05/18/25		2,820	(104)
Morgan Stanley	1.99%	3-Month USD - LIBOR	04/21/25		2,760	(24)
Morgan Stanley	6-Month AUD - BBR	2.97%	03/11/25	AUD	4,780	35
Morgan Stanley	3-Month USD - LIBOR	2.69%	09/24/24		3,090	199
Morgan Stanley	3-Month USD - LIBOR	2.67%	07/18/24		2,060	138
Morgan Stanley	2.67%	3-Month USD - LIBOR	07/10/24		2,570	(175)
Morgan Stanley	2.63%	3-Month USD - LIBOR	07/02/24		4,100	(267)
Morgan Stanley	3-Month USD - LIBOR	2.63%	05/29/24		1,990	135
Morgan Stanley	2.63%	3-Month USD - LIBOR	05/23/24		3,980	(270)
Morgan Stanley	2.82%	3-Month USD - LIBOR	04/28/24		3,520	(303)
Morgan Stanley	2.89%	3-Month USD - LIBOR	02/14/24		2,310	(193)
Morgan Stanley	2.98%	3-Month USD - LIBOR	01/14/24		2,630	(245)
Morgan Stanley	2.24%	3-Month USD - LIBOR	06/25/21		2,100	(96)
Morgan Stanley	1.69%	3-Month USD - LIBOR	08/06/20		10,830	(182)
Morgan Stanley	6-Month GBP - LIBOR	1.65%	06/05/20	GBP	8,350	196
Morgan Stanley	3 Month USD - LIBOR	1.57%	04/01/20		10,270	(116)
Morgan Stanley	3-Month USD - LIBOR	1.75%	10/31/19		4,860	134
Morgan Stanley	3-Month USD - LIBOR	1.70%	07/02/19		1,900	44
Morgan Stanley	2.22%	3-Month AUD - BBR	06/09/17	AUD	28,860	(85)
Morgan Stanley	3.37%	3-Month NZD - BKBM	06/09/17	NZD	45,220	(576)
Morgan Stanley	1.05%	3-Month CAD - CDOR	06/05/17	CAD	22,950	(87)
Morgan Stanley	3-Month USD - LIBOR	0.81%	05/18/17		18,010	(90)
Morgan Stanley	2.14%	3-Month AUD - BBR	03/11/17	AUD	31,390	(51)
Morgan Stanley	0.97%	3-Month CAD - CDOR	03/10/17	CAD	23,700	(58)
Morgan Stanley	0.54%-	3-Month USD - LIBOR	05/06/16		56,710	(139)

						$(1,992)

For the year ended September 30, 2015, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,007,296 ($ Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Future is held by Inflation Commodity Strategy Subsidiary, Ltd. As of September 30, 2015.

†	Real Estate Investment Trust.
††	For the year ended September 30, 2015, the total amount of purchased options, as presented in the Schedule of Investments are representative of the volume of activity for these derivative types during the year.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	253

SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Concluded)

September 30, 2015

(B)	Security in default on interest payments.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2015. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, is held by Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2015.

(F)	The rate reported is the effective yield at the time of purchase.

(G)	Security or portion thereof, has been pledged as collateral on reverse repurchase agreements.

ADR — American Depositary Receipt

AUD — Australian Dollar

BBR — Australian Bank Bill Rate

BKBM — Bank Bill Reference Rate

BRL — Brazilian Real

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

Cl — Class

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Fannie Mae

GBP — British Pound

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MTN — Medium Term Note

NZD — New Zealand Dollar

RBOB — Reformulated Blendstock for Oxygenate Blending

Ser — Series

SGD — Singapore Dollar

THB — Thailand Baht

TWD — Taiwanese Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$294,539	$—	$—	$294,539
Corporate Obligations	—	95,993	—	95,993
Mortgage-Backed Securities	—	62,467	—	62,467
Asset-Backed Securities	—	52,729	—	52,729
Sovereign Debt	—	2,025	—	2,025
Preferred Stock	—	57	—	57
Time Deposits	—	97,974	—	97,974
U.S. Treasury Obligations	—	659,939	—	659,939

Total Investments in Securities	$294,539	$971,184	$—	$1,265,723

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(144,627)	$—	$—	$(144,627)

Total Securities Sold Short	$(144,627)	$—	$—	$(144,627)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$—	$135	$—	$135
Futures Contracts*
Unrealized Appreciation	2,647	—	—	2,647
Unrealized Depreciation	(8,132)	—	—	(8,132)
Forwards*
Unrealized Appreciation	—	471	—	471
Unrealized Depreciation	—	(192)	—	(192)
OTC Swaps*
Credit Default Swaps
Unrealized Appreciation	—	295	—	295
Interest Rate Swaps
Unrealized Depreciation	—	(223)	—	(223)
Centrally Cleared Swaps*
Interest Rate Swaps
Unrealized Appreciation	—	1,420	—	1,420
Unrealized Depreciation	—	(3,412)	—	(3,412)
Reverse Repurchase
Agreements**	(266,290)	—	—	(266,290)

Total Other Financial Instruments	$(271,775)	$(1,506)	$—	$(273,281)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

**	See Note 2 for more information on the reverse repurchase agreements.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

254	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Multi-Asset Capital Stability Fund

September 30, 2015

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS —5.3%
FHLMC
2.500%, 05/27/2016		9,824	$9,963
1.375%, 05/01/2020		7,020	7,014
FNMA
5.250%, 09/15/2016		8,473	8,858
5.000%, 05/11/2017		6,450	6,902

Total U.S. Government Agency Obligations (Cost $32,617) ($ Thousands)			32,737

SOVEREIGN DEBT — 1.8%
Canadian Government Bond
3.500%, 12/01/2045	CAD	11,580	11,069

Total Sovereign Debt (Cost $11,828) ($ Thousands)			11,069

PREFERRED STOCK — 0.8%

United States — 0.8%
Apartment Investment & Management Company†		51,000	1,354
Hersha Hospitality Trust†		49,075	1,231
Pebblebrook Hotel Trust†		54,050	1,343
Sabra Health Care†		43,875	1,122

Total Preferred Stock (Cost $4,950) ($ Thousands)			5,050

FOREIGN COMMON STOCK — 0.1%

Brazil — 0.0%
Petroleo Brasileiro ADR, Cl A*		53,760	234

China — 0.1%
China Merchants Property Development, Cl B		98,167	319
Konka Group, Cl B		278,338	106
Shanghai Jinjiang International Hotels Development		22,908	58

			483

Total Foreign Common Stock (Cost $776) ($ Thousands)			717

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

TIME DEPOSITS — 87.9%
Brown Brothers Harriman
1.550%, 10/01/2015 NZD	684	$438
1.168%, 10/01/2015 AUD	33	24
0.058%, 10/01/2015 CAD	100	74
0.057%, 10/01/2015 GBP	22	33
0.030%, 10/01/2015	540,521	540,521
0.005%, 10/01/2015 HKD	78	10
0.005%, 10/01/2015 JPY	25,186	210
(0.238)%, 10/01/2015 EUR	422	471

Total Time Deposits (Cost $541,781) ($ Thousands)		541,781

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	348	480
3.625%, 04/15/2028	286	380
3.375%, 04/15/2032	132	180
2.625%, 07/15/2017	219	229
2.500%, 01/15/2029	328	394
2.375%, 01/15/2017	355	365
2.375%, 01/15/2025	525	604
2.375%, 01/15/2027	338	396
2.125%, 01/15/2019	374	398
2.125%, 02/15/2040	179	211
2.125%, 02/15/2041	228	271
2.000%, 01/15/2026	421	473
1.875%, 07/15/2019	349	373
1.750%, 01/15/2028	339	374
1.625%, 01/15/2018	334	346
1.375%, 07/15/2018	276	287
1.375%, 01/15/2020	423	444
1.375%, 02/15/2044	448	455
1.250%, 07/15/2020	578	607
1.125%, 01/15/2021	744	773
0.750%, 02/15/2042	402	352
0.750%, 02/15/2045	320	278
0.625%, 07/15/2021	790	801
0.625%, 01/15/2024	894	890
0.625%, 02/15/2043	296	250
0.375%, 07/15/2023	897	882
0.375%, 07/15/2025	491	478
0.250%, 01/15/2017	944	905
0.125%, 04/15/2017	864	861
0.125%, 04/15/2018 (A)	1,095	1,094
0.125%, 04/15/2019	1,085	1,081
0.125%, 04/15/2020	739	734
0.125%, 01/15/2022	873	850
0.125%, 07/15/2022	900	878

SEI Institutional Managed Trust / Annual Report / September 30, 2015	255

SCHEDULE OF INVESTMENTS

Multi-Asset Capital Stability Fund (Concluded)

September 30, 2015

Description	Face Amount ($ Thousands)/Contracts	Market Value ($ Thousands)

0.125%, 01/15/2023	$905	$872
0.125%, 07/15/2024	879	838

Total U.S. Treasury Obligations (Cost $20,210) ($ Thousands)		20,084

Total Investments — 99.2% (Cost $612,162) ($ Thousands)		$611,438

PURCHASED OPTIONS*†† — 0.1%

United States — 0.1%
iShares Russell 2000 ETF, Expires 11/21/2015, Strike Price $108.00	1,615	$552
SPDR S&P 500 ETF Trust, Expires 12/19/2015, Strike Price $200.00	314	87

Total Purchased Options (Cost $838) ($ Thousands)		639

WRITTEN OPTIONS*†† — (0.1)%

United States — (0.1)%
iShares Russell 2000 ETF, Expires 11/21/15, Strike Price $100.00	(1,615)	(223)
SPDR S&P 500 ETF Trust, Expires 12/19/15, Strike Price $180.00	(314)	(133)

Total Written Options (Premiums Received ($362)) ($ Thousands)		$(356)

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation/ (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	154	Dec-2015	$(158)
E-MINI MSCI Future	158	Dec-2015	(472)
S&P 500 Index E-MINI	168	Dec-2015	(204)
S&P TSE 60 Index	12	Dec-2015	(14)
U.S. 10-Year Treasury Note	248	Dec-2015	117
U.S. 2-Year Treasury Note	181	Dec-2015	44
U.S. 5-Year Treasury Note	658	Jan-2016	248

			$(439)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation/ (Depreciation) ($ Thousands)
10/2/15-11/4/15	BRL	19,642	USD	4,989	$87
12/15/15	CAD	14,788	USD	11,175	148
12/15/15	USD	1,483	CAD	1,963	(20)

					$215

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)
Bank of America	$(2,436)	$2,421	$(15)
HSBC	(2,466)	2,568	102
Royal Bank of Scotland	(12,511)	12,639	128

			$215

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Morgan Stanley	CDX.NA .IG, SERIES 24, VERSION 1	SELL	1.00%	06/20/20	$(270)	$(3)
Morgan Stanley	CDX.NA .IG, SERIES 24, VERSION 1	SELL	1.00%	06/20/20	(1,560)	(18)
Morgan Stanley	CDX.NA .IG, SERIES 24, VERSION 1	SELL	1.00%	06/20/20	(1,640)	(14)

						$(35)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (1) (Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Morgan Stanley	6-Month AUD - BBSW	2.92%	09/25/25	AUD	20,160	$32
Morgan Stanley	3-Month NZD - BKBM	3.14%	08/06/20	NZD	3,500	14
Morgan Stanley	3-Month NZD - BKBM	3.19%	07/30/20	NZD	4,550	24
Morgan Stanley	3-Month NZD - BKBM	3.24%	07/10/20	NZD	2,160	15
Morgan Stanley	1.45%	3-Month CAD - CDOR	05/27/20	CAD	60,000	(753)
Morgan Stanley	3-Month NZD - BKBM	2.87%	08/06/17	NZD	26,280	47
Morgan Stanley	3-Month NZD - BKBM	2.93%	07/30/17	NZD	35,120	85
Morgan Stanley	3-Month NZD - BKBM	2.95%	07/10/17	NZD	15,430	37

						$(499)

For the year ended September 30, 2015, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

256	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Percentages are based on a Net Assets of $616,371 ($ Thousands)

*	Non-income producing security.

†	Real Estate Investment Trust.

††	For the year ended September 30, 2015, the total amount of purchased and written options, as presented in the Schedule of Investments are representative of the volume of activity for these derivative types during the year.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Security, or portion thereof, has been pledged as collateral on open swap agreements.

ADR	— American Depositary Receipt

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CDOR	— Canadian Dollar Offered Rate

Cl	— Class

ETF	— Exchange Traded Fund

EUR	— Euro

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GBP	— British Pound

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

MSCI	— Morgan Stanley Capital International

NZD	— New Zealand Dollar

S&P	— Standard & Poor’s

SPDR	— Standard & Poor’s Depositary Receipt

TSE	— Toronto Stock Exchange

USD	— U.S. Dollar

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡	Total
U.S Government Agency
Obligations	$—	$32,737	$—	$32,737
Sovereign Debt	—	11,069	—	11,069
Preferred Stock	—	5,050	—	5,050
Foreign Common Stock	659	—	58	717
Time Deposits	—	541,781	—	541,781
U.S. Treasury Obligations	—	20,084	—	20,084

Total Investments in Securities	$659	$610,721	$58	$611,438

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$639	$—	$—	$639
Written Options	(356)	—	—	(356)
Futures Contracts*
Unrealized Appreciation	409	—	—	409
Unrealized Depreciation	(848)	—	—	(848)
Forwards Contracts*
Unrealized Appreciation	—	235	—	235
Unrealized Depreciation	—	(20)	—	(20)
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Depreciation	—	(35)	—	(35)
Interest Rate Swaps
Unrealized Appreciation	—	254	—	254
Unrealized Depreciation	—	(753)	—	(753)

Total Other Financial Instruments	$(156)	$(319)	$—	$(475)

‡	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 instruments at the beginning and/or end of the year in relation to net assets.

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation/ (depreciation) on the instrument.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been transfers into Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	257

SCHEDULE OF INVESTMENTS

Long/Short Alternative Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 4.6%
iShares iBoxx USD High Yield Corporate Bond ETF	22,840	$1,902

Total Exchange Traded Fund (Cost $1,985) ($ Thousands)		1,902

CASH EQUIVALENT — 91.6%
Dreyfus Institutional Cash Advantage Fund, Cl Institutional
1.227%*‡	37,710,579	37,711

Total Cash Equivalent (Cost $37,711) ($ Thousands)		37,711

Total Investments — 96.2% (Cost $39,696) ($ Thousands)		$39,613

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Dollar Index	95	Dec-2015	$26
MSCI Emerging Markets	(187)	Dec-2015	19
MSCI EAFE E-MINI Index	50	Dec-2015	(125)
NASDAQ 100 E-MINI	79	Dec-2015	(149)
S&P Mid 400 Index E-MINI	63	Dec-2015	(237)
U.S. Long Treasury Bond	(34)	Dec-2015	(52)

			$(518)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $41,183 ($ Thousands)

*	The rate reported is the 7-day effective yield as of September 30, 2015.

‡	The Fund’s investment in the Dreyfus Institutional Cash Advantage Fund represents greater than 50% of the Fund’s total investments. The Dreyfus Institutional Cash Advantage Fund seeks to provide capital appreciation. For further financial information, available upon request at no charge, on the Dreyfus Institutional Cash Advantage Fund, please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

Cl	— Class

EAFE	— Europe, Australasia and Far East

ETF	— Exchange Traded Fund

MSCI	— Morgan Stanley Capital International

NASDAQ	— National Association of Securities Dealers and Automated Quotations

S&P	— Standard & Poor’s

USD	— U.S. Dollar

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$1,902	$—	$—	$1,902
Cash Equivalent	37,711	—	—	37,711

Total Investments in Securities	$39,613	$—	$—	$39,613

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$45	$—	$—	$45
Unrealized Depreciation	(563)	—	—	(563)

Total Other Financial Instruments	$(518)	$—	$—	$(518)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

258	SEI Institutional Managed Trust / Annual Report / September 30, 2015

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Statements of Assets and Liabilities ($ Thousands)

September 30, 2015

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
ASSETS:
Investments, at value†	$2,443,951	*	$1,236,027	*	$1,372,629	*
Affiliated Investment, at value††	226,039		105,561		83,555
Cash	370		19		—
Foreign Currency, at value†††	—		—		—
Receivable for Investment Securities Sold	60,397		17,116		21,005
Receivable for Fund Shares Sold	5,493		606		633
Dividends and Interest Receivable	2,108		1,730		428
Receivable for Variation Margin	1,157		280		506
Prepaid Expenses	25		—		—
Total Assets	2,739,540		1,361,339		1,478,756
LIABILITIES:
Payable upon return on securities loaned	36,418		33,726		5,199
Payable for investment securities purchased	59,083		17,919		22,897
Payable for fund shares redeemed	2,323		1,196		1,353
Administration fees payable	657		330		307
Investment advisory fees payable	651		332		431
Shareholder servicing fees payable Class A	514		274		305
Shareholder servicing fees payable Class E	—		—		—
Shareholder servicing fees payable Class I	—		1		1
Chief Compliance Officer fees payable	3		1		1
Overdraft of foreign currency, at value†††	—		—		—
Administration servicing fees payable Class I	—		1		1
Accrued expense payable	151		49		57
Total Liabilities	99,800		53,829		30,552
Net Assets	$2,639,740		$1,307,510		$1,448,204
† Cost of investments and repurchase agreements	2,302,398		1,210,950		1,241,393
†† Cost of affiliated investments	226,039		105,561		83,555
††† Cost of foreign currency/(overdraft of foreign currency)	—		—		—
* Includes market value of securities on loan	37,251		34,357		5,297
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$2,143,487		$1,137,706		$1,077,972
Undistributed (distributions in excess of) net investment income	4,590		7,694		—
Accumulated net realized gain (loss) on investments and foreign currency	351,188		137,255		239,487
Net unrealized appreciation (depreciation) on investments	141,553		25,077		131,236
Net unrealized depreciation on futures contracts	(1,078)		(222)		(491)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		—		—
Net Assets	$2,639,740		$1,307,510		$1,448,204
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.71		$22.35		$32.22
	($2,483,581,593 ÷ 181,183,529 shares	)	($1,300,032,760 ÷ 58,161,578 shares	)	($1,442,645,859 ÷ 44,768,095 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class E	N/A		N/A		N/A

Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A		$22.35		$31.75
			($7,476,842 ÷ 334,511 shares	)	($5,557,906 ÷ 175,042 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$13.71		N/A		N/A
	($156,158,350 ÷ 11,388,094 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not Applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

260	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund

$3,004,885	*	$627,423	*	$487,620	*	$335,238	*	$308,196 *	$585,986	*	$89,994
230,092		10,414		70,150		31,404		45,325	283,785		4,774
—		3		—		14		—	38		2
—		—		—		—		—	—		—
155,846		90		10,558		2,175		1,298	1,554		3,133
3,143		265		1,059		113		109	561		59
3,153		750		430		532		136	543		159
894		192		161		23		120	163		13
—		46		5		3		3	6		1
3,398,013		639,183		569,983		369,502		355,187	872,636		98,135

41,280		1,328		30,125		16,899		25,078	251,945		—
149,024		90		10,862		2,696		1,434	1,822		3,215
2,557		1,065		422		234		227	481		35
803		112		134		88		85	156		23
790		16		247		162		148	283		31
642		57		104		73		70	109		19
—		—		—		—		—	—		—
—		1		—		1		1	—		—
3		1		1		1		—	1		—
—		—		—		—		—	—		—
—		2		—		1		1	—		—
140		32		33		17		16	37		6
195,239		2,704		41,928		20,172		27,060	254,834		3,329
$3,202,774		$636,479		$528,055		$349,330		$328,127	$617,802		$94,806
2,054,401		359,527		480,481		325,424		328,033	442,468		92,747
230,092		10,414		70,150		31,404		45,325	283,785		4,774
—		—		—		—		—	—		—
41,754		1,331		29,539		16,674		25,068	249,335		—

$2,392,207		$368,940		$473,928		$323,837		$369,911	$478,267		$83,166
5,846		2,196		(29)		750		(1,334)	148		401
(145,131)		(2,305)		47,387		14,965		(20,297)	(3,734)		14,029
950,484		267,896		7,139		9,814		(19,837)	143,518		(2,753)
(632)		(248)		(370)		(36)		(316)	(396)		(37)

—		—		—		—		—	(1)		—
$3,202,774		$636,479		$528,055		$349,330		$328,127	$617,802		$94,806
$19.13		$47.23		$11.99		$21.80		$26.60	$17.53		$25.08
($3,072,983,106 ÷ 160,671,025 shares	)	($385,742,972 ÷ 8,167,344 shares	)	($495,244,605 ÷ 41,303,149 shares	)	($345,593,666 ÷ 15,851,716 shares	)	($325,352,745 ÷ 12,233,404 shares )	($589,712,029 ÷ 33,636,861 shares	)	($93,923,239 ÷ 3,745,634 shares	)
N/A		$47.54		N/A		N/A		N/A	N/A		N/A

		($242,962,225 ÷ 5,111,027 shares	)
N/A		$47.46		N/A		$21.64		$25.71	N/A		$25.04
		($7,773,762 ÷ 163,790 shares	)			($3,736,241÷ 172,644 shares	)	($2,774,482 ÷ 107,904 shares )			($882,620 ÷ 35,249 shares	)
$19.13		N/A		$12.01		N/A		N/A	$17.55		N/A
($129,791,069 ÷ 6,783,064 shares	)			($32,810,158 ÷ 2,731,709 shares	)				($28,090,288 ÷ 1,600,489 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	261

Statements of Assets and Liabilities ($ Thousands) (Continued)

September 30, 2015

	U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund
ASSETS:
Investments, at value†	$ 1,318,079		$2,092,594		$872,116
Affiliated Investment, at value††	26,035		108,089		27,260
Cash	160		—		—
Foreign Currency, at value†††	216		55		9
Cash Collateral on Forward Foreign Currency Contracts	—		—		—
Receivable Due from Adviser	—		—		—
Receivable for Investment Securities Sold	4,388		47,694		5,725
Receivable for Fund Shares Sold	7,581		155,635		1,136
Dividends and Interest Receivable	2,763		5,220		1,586
Receivable for Variation Margin	300		1,659		339
OTC Swap Contracts, at value††††	—		—		—
Options Purchased, at value#	—		—		—
Swaptions Purchased, at value‡	—		—		—
Foreign Tax Reclaim Receivable	—		1,701		—
Unrealized Gain on Forward Foreign Currency Contracts	—		3,098		—
Unrealized Gain on Foreign Spot Currency Contracts	—		8		—
Cash Collateral on Swap Contracts	—		—		—
Prepaid Expenses	12		18		7
Total Assets	1,359,534		2,415,771		908,178
LIABILITIES:
Payable upon return on securities loaned	—		—		—
Payable for investment securities purchased	4,173		54,791		5,411
Payable for fund shares redeemed	1,331		27,711		657
Payable to custodian	—		—		—
Payable for variation margin	—		—		—
Administration fees payable	334		541		222
Investment advisory fees payable	441		903		299
Shareholder servicing fees payable Class A	198		431		185
Shareholder servicing fees payable Class I	—		—		—
Chief Compliance Officer fees payable	1		2		1
Administration servicing fees payable Class I	—		—		—
Income distribution payable	—		—		—
OTC Swap contracts, at value††††	—		—		—
Options written, at value#	—		—		—
Swaptions, written, at value‡	—		—		—
Unrealized loss on forward foreign currency contracts	—		595		—
Unrealized loss on foreign spot currency contracts	—		13		—
Accrued expense payable	106		185		54
Total Liabilities	6,584		85,172		6,829
Net Assets	$1,352,950		$2,330,599		$901,349
† Cost of investments and repurchase agreements	1,197,912		2,047,752		708,870
†† Cost of affiliated investments	26,035		108,089		27,260
††† Cost of foreign currency/(overdraft of foreign currency)	222		52		9
†††† Premiums received/(paid)	—		—		—
# Premiums received/(paid)	—		—		—
‡ Premiums received	—		—		—
* Includes market value of securities on loan	—		—		—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$1,163,789		$2,146,970		$699,107
Undistributed (distributions in excess of) net investment income	5,368		114,930		3,095
Accumulated net realized gain (loss) on investments, option contracts, futures, swap contracts, swaptions and foreign currency	63,859		22,936		36,188
Net unrealized appreciation (depreciation) on investments and affiliated investments	120,167		44,842		163,246
Net unrealized appreciation (depreciation) on futures contracts	(226)		(1,478)		(287)
Net unrealized appreciation (depreciation) on swap contracts	—		—		—
Net unrealized depreciation on options	—		—		—
Net unrealized appreciation on swaptions	—		—		—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(7)		2,399		—
Net Assets	$1,352,950		$2,330,599		$901,349
Net Asset Value, Offering and Redemption Price Per Share — Class A	$16.23		$10.83		$13.88
	($959,240,889 ÷ 59,106,889 shares	)	($2,234,776,403 ÷ 206,436,471 shares	)	($901,026,179 ÷ 64,923,542 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$16.21		$10.62		N/A
	($1,468,817 ÷ 90,629 shares	)	($1,300,651 ÷ 122,422 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$16.24		$10.85		$13.89
	($392,240,113 ÷ 24,158,922 shares	)	($94,521,734 ÷ 8,711,461 shares	)	($322,968 ÷ 23,254 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

262	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund		U.S. Fixed Income Fund	High Yield Bond Fund		Real Return Fund	Dynamic Asset Allocation Fund

$206,025		$201,320		$2,157,801	*	$1,215,646	$1,610,301	*	$288,929	$67,966
6,435		5,674		89,160		55,864	60,511		227	—
—		165		—		—	1,798		—	1,000
—		—		743		—	—		—	—
—		30		4,919		810	—		—	887
—		—		—		—	—		—	—
2,789		605		125,814		64,641	16,162		—	11
220		536		968		1,427	1,922		572	161
683		772		11,280		5,643	28,871		556	81
—		1		343		211	22		—	163
—		—		—		—	17,001		—	—
—		—		67		22	—		—	—
—		—		42		—	—		—	—
—		—		1		—	9		—	—
—		—		77		—	—		—	170
—		—		—		—	—		—	—
—		—		—		64	570		—	—
2		2		18		10	16		2	—
216,154		209,105		2,391,233		1,344,338	1,737,183		290,286	70,439

—		—		3,456		—	6		—	—
3,351		6,380		277,996		138,096	23,346		—	353
298		476		1,571		2,034	1,713		764	72
—		—		83		194	—		—	—
—		—		410		82	—		—	129
57		34		345		195	284		47	17
105		25		236		132	547		26	5
44		21		424		225	324		22	4
—		—		2		—	—		—	—
—		—		2		1	2		—	—
—		—		2		—	—		—	—
—		—		404		279	980		—	—
—		—		495		126	16,724		—	—
—		—		539		185	—		—	—
—		—		50		—	—		—	—
—		—		916		48	—		—	108
—		—		—		—	—		—	—
12		29		232		139	138		14	8
3,867		6,965		287,163		141,736	44,064		873	696
$212,287		$202,140		$2,104,070		$1,202,602	$1,693,119		$289,413	$69,743
167,210		206,124		2,147,324		1,192,483	1,759,404		293,913	74,179
6,435		5,674		89,160		55,864	60,511		227	—
—		—		732		—	—		—	—
—		—		22		—	—		—	—
—		—		274		(96)	—		—	—
—		—		112		—	—		—	—
—		—		3,398		—	4		—	—

$169,019		$332,016		$2,087,357		$1,178,710	$1,908,164		$299,506	$76,461
88		1,128		(1,148)		172	17,465		(1,766)	214

4,365		(126,186)		9,635		1,526	(84,308)		(3,343)	(743)
38,815		(4,804)		10,477		23,163	(149,103)		(4,984)	(6,213)
—		(14)		150		(553)	—		—	(37)
—		—		(1,478)		(301)	901		—	—
—		—		(198)		(67)	—		—	—
—		—		104		—	—		—	—

—		—		(829)		(48)	—		—	61
$212,287		$202,140		$2,104,070		$1,202,602	$1,693,119		$289,413	$69,743
$17.96		$7.46		$11.47		$10.38	$7.01		$9.91	$9.09
($193,005,734 ÷ 10,749,238 shares	)	($190,644,879 ÷ 25,547,383 shares	)	($2,068,581,214 ÷ 180,402,626 shares	)	($1,113,602,058 ÷ 107,303,751 shares )	($1,548,778,342 ÷ 220,936,536 shares	)	($263,888,383 ÷ 26,630,722 shares )	($21,514,207 ÷ 2,367,874 shares )
$17.94		$7.45		$11.46		N/A	$6.78		N/A	N/A
($719,874 ÷ 40,121 shares	)	($231,547 ÷ 31,092 shares	)	($12,504,487 ÷ 1,090,880 shares	)		($1,025,394 ÷ 151,331 shares	)
$17.96		$7.46		$11.47		$10.38	$7.01		$9.92	$9.09
($18,561,571 ÷ 1,033,271 shares	)	($11,263,532 ÷ 1,510,290 shares	)	($22,984,518 ÷ 2,004,163 shares	)	($88,999,816 ÷ 8,577,045 shares )	($143,315,258 ÷ 20,441,770 shares	)	($25,525,169 ÷ 2,571,925 shares )	($48,228,738 ÷ 5,306,016 shares )

SEI Institutional Managed Trust / Annual Report / September 30, 2015	263

Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities ($ Thousands) (Concluded)

September 30, 2015

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund
ASSETS:
Investments, at value†	$463,060		$1,154,652
Affiliated Investment, at value††	64,091		765,254
Cash	—		20,082
Due from Broker	—		1,851
Foreign Currency, at value†††	—		—
Cash Collateral on Futures	—		65,691
Cash Collateral on Swaps	—		7,261
Receivable Due from Adviser	—		—
Receivable for Investment Securities Sold	—		111
Receivable for Fund Shares Sold	1,088		4,244
Dividends and Interest Receivable	633		1,328
Receivable for Variation Margin	—		8,640
OTC Swap Contracts, at value††††	—		1,768
Options Purchased, at value#	—		—
Foreign Tax Reclaim Receivable	—		102
Unrealized Gain on Forward Foreign Currency Contracts	—		2,173
Unrealized Gain on Foreign Spot Currency Contracts	—		—
Prepaid Expenses	5		18
Total Assets	528,877		2,033,175
LIABILITIES:
Due to Broker	—		5,486
Payable for securities sold short@	—		—
Payable for investment securities purchased	—		112
Payable for fund shares redeemed	839		3,857
Payable to custodian	1		—
Payable for variation margin	—		9,432
Administration fees payable	65		494
Investment advisory fees payable	22		914
Shareholder servicing fees payable Class A	109		370
Chief Compliance Officer fees payable	1		2
Income distribution payable	—		—
OTC Swap contracts, at value††††	—		3,708
Options written, at value#	—		—
Reverse repurchase agreements	—		—
Unrealized loss on forward foreign currency contracts	—		2,706
Unrealized loss on foreign spot currency contracts	—		—
Accrued expense payable	29		164
Total Liabilities	1,066		27,245
Net Assets	$527,811		$2,005,930
† Cost of investments and repurchase agreements	485,572		1,166,365
†† Cost of affiliated investments	65,616		765,254
††† Cost of foreign currency/(overdraft of foreign currency)	—		52
†††† Premiums received/(paid)	—		—
# Premiums received/(paid)	—		—
@ Premiums received	—		—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$544,310		$2,166,030
Undistributed (distributions in excess of) net investment income	2,934		(16,059)
Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swap contracts, swaptions and foreign currency	4,604		(132,580)
Net unrealized appreciation (depreciation) on investments, securities sold short, and affiliated investments	(24,037)		(11,713)
Net unrealized depreciation on futures contracts	—		(1,091)
Net unrealized appreciation (depreciation) on swap contracts	—		404
Net unrealized appreciation (depreciation) on options	—		—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		939
Net Assets	$527,811		$2,005,930
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.60		$9.53
	($527,791,508 ÷ 54,994,883 shares	)	($1,803,619,154 ÷ 189,235,923 shares )
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$9.60		$9.55
	($19,265 ÷ 2,006 shares	)	($202,310,921 ÷ 21,181,135 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

(1)	Difference in net asset value stated is caused by rounding differences.

The accompanying notes are an integral part of the financial statements.

264	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$647,538	$1,265,723	$611,438	$39,613
—	—	—	—
—	148,268	83	—
—	—	—	—
6	45	10	—
15,322	2,259	3,417	1,448
2,674	419	683	—
—	—	198	—
134	3,604	5,164	—
889	1,978	1,302	—
3,075	2,541	481	—
363	3,526	758	378
32	257	—	—
1,964	135	639	—
2	13	—	—
9	471	235	—
—	14	23	—
6	10	5	1
672,014	1,429,263	624,436	41,440

—	—	—	—
—	144,627	—	—
8,354	4,911	5,176	—
643	1,398	1,903	—
181	—	—	—
78	3,425	88	223
159	205	430	10
159	291	—	18
50	188	47	—
1	1	1	—
347	—	—	—
2,028	223	—	—
877	—	356	—
10,520	266,290	—	—
29	192	20	—
—	3	6	—
105	213	38	6
23,531	421,967	8,065	257
$648,483	$1,007,296	$616,371	$41,183
668,548	1,281,930	612,162	39,696
—	—	—	—
6	(182)	(14)	—
—	(38)	—	—
38	146	476	—
—	(185,539)	—	—

$657,451	$1,104,582	$613,569	$42,715
5,120	(4,507)	(235)	(266)
8,171	(110,556)	4,679	(665)
(21,010)	24,705	(724)	(83)
(566)	(5,485)	(439)	(518)
(1,650)	(1,920)	(534)	—
1,049	(11)	(193)	—
(82)	488	248	—
$648,483	$1,007,296	$616,371	$41,183
$10.46	$8.75	$10.11	$9.67 (1)
($615,258,500 ÷ 58,825,222 shares )	($924,047,858 ÷ 105,602,799 shares )	($565,708,718 ÷ 55,962,409 shares )	($19,124 ÷ 1,979 shares )
$10.46	$8.77	$10.12	$9.67
($33,224,002 ÷ 3,177,251 shares )	($83,248,036 ÷ 9,495,450 shares )	($50,661,841 ÷ 5,006,503 shares )	($41,164,299 ÷ 4,257,589 shares )

SEI Institutional Managed Trust / Annual Report / September 30, 2015	265

Statements of Operations ($ Thousands)

For the year ended September 30, 2015

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$45,101	$32,657	$17,918
Dividends from Affiliated Investments*†	19	8	6
Interest Income	2	—	1
Securities Lending Income — Net	318	236	70
Less: Foreign Taxes Witheld	(194)	(108)	(76)
Total Investment Income	45,246	32,793	17,919
Expenses:
Investment Advisory Fees	10,789	5,256	6,344
Administration Fees	8,299	4,505	4,758
Shareholder Servicing Fees Class (A)	6,521	3,733	3,949
Shareholder Servicing Fees Class (I)	—	22	16
Shareholder Servicing Fees Class (Y)‡	—	—	—
Administration Servicing Fees Class (I)	—	22	16
Printing Fees	260	142	150
Professional Fees	136	71	77
Custodian/Wire Agent Fees	176	94	100
Trustee Fees	35	20	20
Registration Fees	86	36	38
Chief Compliance Officer Fees	14	7	8
Interest Expense	—	—	—
Other expenses	58	33	35
Total Expenses	26,374	13,941	15,511
Less:
Waiver of Investment Advisory Fees	(1,874)	(391)	(487)
Waiver of Shareholder Servicing Fees Class (A)	(208)	(62)	(125)
Waiver of Shareholder Servicing Fees Class (E)	—	—	—
Waiver of Shareholder Servicing Fees Class (I)	—	(3)	(2)
Waiver of Administration Fees	—	—	(731)
Fees Paid Indirectly	(28)	(80)	(14)
Net Expenses	24,264	13,405	14,152
Net Investment Income (Loss)	20,982	19,388	3,767
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	380,000	169,960	249,360
Futures Contracts	3,661	1,107	817
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(452,548)	(271,936)	(202,792)
Futures Contracts	213	280	(279)
Net Increase (Decrease) in Net Assets from Operations	$(47,692)	$(81,201)	$50,873

*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.
@	Includes realized gains of $1,179,815 ($ Thousands) due to affiliated and in-kind transactions (see Notes 6 and 12).

Class Y commenced operations on December 30, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

266	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$52,297	$19,497	$4,935	$6,021	$1,618	$7,335
25	1	5	2	2	—
2	—	1	1	—	1
646	71	736	506	658	528
(242)	(2)	(16)	(12)	(3)	(10)
52,728	19,567	5,661	6,518	2,275	7,854

13,222	305	3,557	2,495	2,330	4,147
9,916	2,234	1,642	1,151	1,075	1,914
8,004	1,016	1,300	950	889	1,538
—	20	—	10	7	—
—	—	—	—	—	—
—	20	—	10	7	—
312	96	51	36	34	60
164	36	27	18	17	32
213	49	35	24	22	41
42	18	7	5	5	8
90	53	19	10	8	18
16	5	3	2	2	3
—	124	—	—	—	—
70	34	27	13	13	23
32,049	4,010	6,668	4,724	4,409	7,784

(2,612)	—	(412)	(297)	(385)	(528)
(235)	(285)	(38)	(30)	(31)	(215)
—	—	—	—	—	—
—	(8)	—	(3)	—	—
—	(405)	—	—	—	—
—	—	(37)	(5)	(2)	—
29,202	3,312	6,181	4,389	3,991	7,041
23,526	16,255	(520)	2,129	(1,716)	813

110,231	1,257,747 @	51,062	20,249	60,553	(3,204)
4,231	572	1,070	(108)	397	994

(214,082)	(1,199,302)	(55,387)	(24,279)	(49,654)	1,508
723	(114)	86	333	(202)	580
$(75,371)	$75,158	$(3,689)	$(1,676)	$9,378	$691

SEI Institutional Managed Trust / Annual Report / September 30, 2015	267

Statements of Operations ($ Thousands) (Continued)

For the year ended September 30, 2015

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,514	$31,261	$61,174
Dividends from Affiliated Investments*†	1	7	16
Interest Income	—	1	8
Securities Lending Income — Net	4	—	—
Less: Foreign Taxes Witheld	—	(238)	(3,426)
Total Investment Income	1,519	31,031	57,772
Expenses:
Investment Advisory Fees	377	8,149	13,091
Administration Fees	283	3,761	6,042
Shareholder Servicing Fees Class (A)	234	2,543	4,861
Shareholder Servicing Fees Class (I)	2	5	3
Administration Servicing Fees Class (I)	2	5	3
Printing Fees	9	115	191
Professional Fees	4	66	103
Custodian/Wire Agent Fees	6	81	188
Trustee Fees	1	15	25
Registration Fees	3	64	68
Chief Compliance Officer Fees	—	6	10
Other expenses	5	26	54
Total Expenses	926	14,836	24,639
Less:
Waiver of Investment Advisory Fees	—	(2,864)	(2,425)
Waiver of Shareholder Servicing Fees Class (A)	—	—	—
Waiver of Shareholder Servicing Fees Class (I)	—	—	—
Waiver of Administration Fees	—	—	—
Fees Paid Indirectly	—	—	—
Net Expenses	926	11,972	22,214
Net Investment Income	593	19,059	35,558
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	15,008	80,047	29,373
Futures Contracts	203	(1,095)	1,699
Options	—	—	—
Swaptions	—	—	—
Swap Contracts	—	—	—
Foreign Currency Transactions	—	(64)	111,849
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(15,750)	(60,175)	(67,528)
Futures Contracts	(37)	(139)	(940)
Options	—	—	—
Swaptions	—	—	—
Swap Contracts	—	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	2	(5,649)
Net Increase (Decrease) in Net Assets from Operations	$17	$37,635	$104,362

*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

268	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Tax-Managed Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund

$20,984	$3,904	$—	$49	$—	$2,172
6	1	—	14	10	7
1	—	5,313	62,555	29,760	113,201
—	7	—	124	38	—
(141)	—	—	—	(3)	(26)
20,850	3,912	5,313	62,742	29,805	115,354

5,642	1,633	879	5,765	3,176	8,647
2,604	753	659	5,870	3,234	5,322
2,170	590	492	5,207	2,714	4,142
—	2	1	25	—	18
—	2	1	25	—	18
82	24	20	198	108	165
44	12	10	104	58	85
55	16	14	132	73	107
11	3	3	27	15	23
31	6	5	54	34	57
4	1	1	10	6	9
19	6	91	577	334	231
10,662	3,048	2,176	17,994	9,752	18,824

(1,971)	(189)	(297)	(2,084)	(1,300)	(1,342)
—	(17)	(243)	(275)	(134)	(288)
—	—	—	(3)	—	(3)
—	—	(346)	(1,541)	(851)	(1,633)
—	(9)	—	—	—	—
8,691	2,833	1,290	14,091	7,467	15,558
12,159	1,079	4,023	48,651	22,338	99,796

43,298	13,008	(396)	28,909	13,207	(17,581)
(2,213)	—	(124)	588	(776)	(89)
—	—	—	1,334	405	—
—	—	—	(738)	—	—
—	—	—	747	(45)	(327)
(36)	—	—	2,242	(2)	—

(9,782)	10,977	(2,968)	(30,764)	(4,650)	(139,900)
(35)	—	(45)	27	(889)	(19)
—	—	—	(130)	(97)	—
—	—	—	508	—	—
—	—	—	(1,441)	(304)	823
8	—	—	(2,305)	(48)	—
$43,399	$25,064	$490	$47,628	$29,139	$(57,297)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	269

Statements of Operations/Consolidated Statements of Operations ($ Thousands) (Concluded)

For the year ended September 30, 2015

	Real Return Fund	Dynamic Asset Allocation Fund(1)	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund‡
Investment Income:
Dividends	$—	$272	$10,589	$4,478
Dividends from Affiliated Investments*†	—	—	3	98
Interest Income	(1,477)††	—	—	1,777
Less: Foreign Taxes Withheld	—	—	—	(276)
Total Investment Income (Loss)	(1,477)	272	10,592	6,077
Expenses:
Investment Advisory Fees	626	66	7,856	15,430
Administration Fees	853	33	1,571	6,172
Shareholder Servicing Fees Class (A)	663	8	1,309	4,751
Printing Fees	27	1	49	193
Professional Fees	14	1	26	102
Custodian/Wire Agent Fees	18	—	33	113
Trustee Fees	4	—	7	26
Registration Fees	8	6	16	82
Chief Compliance Officer Fees	1	—	3	10
Dividend Expense	—	—	—	—
Interest Expense	—	—	—	—
Other expenses	6	—	11	95
Total Expenses	2,220	115	10,881	26,974
Less:
Waiver of Investment Advisory Fees	(256)	(52)	(7,475)	(3,263)
Waiver of Shareholder Servicing Fees Class (A)	(422)	—	(103)	(2)
Waiver of Administration Fees	(277)	—	(736)	—
Net Expenses	1,265	63	2,567	23,709
Net Investment Income (Loss)	(2,742)	209	8,025	(17,632)
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(742)	(97)	10,930	(1,351)
Securities Sold Short	—	—	—	—
Futures Contracts	—	(610)	—	(41,320)
Options	—	(35)	—	—
Swap Contracts	—	—	—	(38,398)
Foreign Currency Transactions	—	4	—	(8,451)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,056)	(6,213)	(33,557)	(24,708)
Securities Sold Short	—	—	—	—
Affiliated Investments	—	—	(1,525)	—
Futures Contracts	—	(37)	—	23,767
Options	—	—	—	—
Swap Contracts	—	—	—	14,987
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	61	—	1,263
Net Increase (Decrease) in Net Assets from Operations	$(4,540)	$(6,718)	$(16,127)	$(91,843)

*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.
‡	See Note 5 for details on gains and losses attributed to the Funds investments in Subsidiaries.
††	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury Inflation Bonds, which exceeded accrued income for the period. See Note 2 for additional details regarding inflationary and deflationary adjustments to interest income for Real Return Fund.
(1)	Fund commenced operations on July 30, 2015.
(2)	Fund commenced operations on December 19, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

270	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund‡	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund(2)

$1,507	$6,478	$429	$36
—	—	—	—
34,203	4,161	929	—
—	(23)	(11)	—
35,710	10,616	1,347	36

3,603	5,339	2,311	240
1,801	2,912	1,733	90
1,436	2,264	1,346	31
57	91	55	3
31	49	29	2
37	26	53	2
8	12	7	—
21	—	18	7
3	5	3	—
—	1,233	—	—
310	361	—	—
115	574	18	1
7,422	12,866	5,573	376

(1,252)	(1,708)	(837)	(68)
(904)	(78)	(852)	—
(166)	(447)	(335)	(6)
5,100	10,633	3,549	302
30,610	(17)	(2,202)	(266)

(2,036)	(1,664)	13,974	(28)
—	(17,345)	—	—
196	(66,133)	(7,345)	(637)
(122)	(126)	(310)	—
3,238	(130)	1,556	—
4,342	2,781	1,638	—

(19,134)	(22,752)	(5,019)	(83)
—	34,254	—	—
—	—	—	—
(566)	5,509	844	(518)
1,049	(11)	(193)	—
1,288	(1,738)	(466)	—
(626)	(234)	25	—
$18,239	$(67,606)	$2,502	$(1,532)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	271

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net Investment Income (Loss)	$20,982	$14,277	$19,388	$18,240	$3,767	$3,981
Net Realized Gain from Investments and Futures Contracts	383,661	217,068	171,067	188,003	250,177	122,575
Net Change in Unrealized Appreciation (Depreciation) of Investments and Futures Contracts	(452,335)	126,758	(271,656)	50,538	(203,071)	78,050
Net Increase (Decrease) in Net Assets from Operations	(47,692)	358,103	(81,201)	256,781	50,873	204,606
Dividends and Distributions From:
Net Investment Income:
Class A	(16,450)	(14,803)	(14,922)	(17,800)	(2,496)	(4,128)
Class E	—	—	—	—	—	—
Class I	—	—	(69)	(100)	(4)	(10)
Class T‡	—	—		—		—
Class Y(2)	(1,174)	—	—	—	—	—
Net Capital Gains:
Class A	(207,875)	(146,397)	(100,168)	—	(116,418)	(33,112)
Class E	—	—	—	—	—	—
Class I	—	—	(623)	—	(538)	(192)
Total Dividends and Distributions	(225,499)	(161,200)	(115,782)	(17,900)	(119,456)	(37,442)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	782,487	856,029	172,834	226,708	175,310	200,094
Reinvestment of Dividends and Distributions	203,519	145,509	108,520	16,703	112,489	34,948
Cost of Shares Redeemed	(818,271)	(723,689)	(312,977)	(398,149)	(327,559)	(283,862)
Increase (Decrease) in Net Assets Derived from Class A Transactions	167,735	277,849	(31,623)	(154,738)	(39,760)	(48,820)
Class E:
Proceeds from Shares Issued	—	—	—	—	—	—
Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	—
Increase (Decrease) in Net Assets Derived from Class E Transactions	—	—	—	—	—	—
Class I:
Proceeds from Shares Issued	—	—	1,079	2,372	1,138	2,037
Reinvestment of Dividends and Distributions	—	—	583	87	428	171
Cost of Shares Redeemed	—	—	(2,545)	(3,944)	(2,987)	(4,192)
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—	(883)	(1,485)	(1,421)	(1,984)
Class T‡:
Proceeds from Shares Issued	—	—	—	—	—	—
Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	—
Decrease in Net Assets Derived from Class T Transactions‡	—	—	—	—	—	—
Class Y(2):
Proceeds from Shares Issued	243,048	—	—	—	—	—
Reinvestment of Dividends and Distributions	1,174	—	—	—	—	—
Cost of Shares Redeemed	(80,970)	—	—	—	—	—
Increase in Net Assets Derived from Class Y Transactions(2)	163,252	—	—	—	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	330,987	277,849	(32,506)	(156,223)	(41,181)	(50,804)
Net Increase (Decrease) in Net Assets	57,796	474,752	(229,489)	82,658	(109,764)	116,360
Net Assets:
Beginning of Year	2,581,944	2,107,192	1,536,999	1,454,341	1,557,968	1,441,608
End of Year	$2,639,740	$2,581,944	$1,307,510	$1,536,999	$1,448,204	$1,557,968
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year/Period End	$4,950	$2,462	$7,694	$3,825	$—	$123
(1)	See Note 7 in Notes to Financial Statements.
(2)	Class Y commenced operations on December 31, 2014.
@	Includes realized gains of $1,179,815 ($ Thousands) and $204,201 ($ Thousands) for 2015 and 2014, respectively, due to affiliated and in-kind transactions (see Notes 6 and 12).
*	Includes redemptions as a result of affiliated and in-kind transactions (see Notes 6 and 12).
‡	Class T closed on December 30, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

272	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund			Small Cap Value Fund		Small Cap Growth Fund
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$23,526	$18,346	$16,255	$47,238	$(520)	$(1,121)	$2,129	$1,986	$(1,716)	$(2,040)
114,462	51,645	1,258,319 @	331,712 @	52,132	45,152	20,141	35,992	60,950	52,086
(213,359)	367,283	(1,199,416)	110,002	(55,301)	(28,120)	(23,946)	(19,409)	(49,856)	(31,019)
(75,371)	437,274	75,158	488,952	(3,689)	15,911	(1,676)	18,569	9,378	19,027

(20,052)	(18,673)	(6,880)	(6,454)	—	(63)	(2,503)	(2,228)	—	(10)
—	—	(17,505)	(42,481)	—	—	—	—	—	—
—	—	(113)	(114)	—	—	(18)	(18)	—	—
(1)	(3)	—	—		—		—		—
(704)	—	—	—	—	—	—	—	—	—

—	—	(35,643)	(8,230)	(40,220)	(27,889)	(29,816)	(3,246)	—	—
—	—	(103,471)	(54,970)	—	—	—	—	—	—
—	—	(692)	(174)	—	—	(337)	(45)	—	—
(20,757)	(18,676)	(164,304)	(112,423)	(40,220)	(27,952)	(32,674)	(5,537)	—	(10)

695,876	669,352	108,597	73,402	165,162	181,468	49,533	47,546	47,183	41,391
17,867	16,653	40,147	13,773	35,322	24,258	29,963	5,062	—	9
(642,867)	(422,640)	(112,883)	(97,840)	(146,610)	(121,183)	(74,752)	(81,718)	(67,002)	(77,480)
70,876	263,365	35,861	(10,665)	53,874	84,543	4,744	(29,110)	(19,819)	(36,080)

—	—	41,342	351,973	—	—	—	—	—	—
—	—	119,019	95,326	—	—	—	—	—	—
—	—	(1,943,969)*	(1,065,608)*	—	—	—	—	—	—
—	—	(1,783,608)	(618,309)	—	—	—	—	—	—

—	—	2,602	2,360	—	—	797	1,193	951	1,835
—	—	487	188	—	—	317	58	—	—
—	—	(2,435)	(3,247)	—	—	(1,185)	(2,587)	(1,200)	(2,436)
—	—	654	(699)	—	—	(71)	(1,336)	(249)	(601)

—	—	—	—	—	—	—	—	—	—
1	3	—	—	—	—	—	—	—	—
(498)	(61)	—	—	—	—	—	—	—	—
(497)	(58)	—	—	—	—		—		—

153,508	—	—	—	40,512	—	—	—	—	—
704	—	—	—	—	—	—	—	—	—
(16,000)	—	—	—	(5,704)	—	—	—	—	—
138,212	—	—	—	34,808	—	—	—	—	—
208,591	263,307	(1,747,093)	(629,673)	88,682	84,543	4,673	(30,446)	(20,068)	(36,681)
112,463	681,905	(1,836,239)	(253,144)	44,773	72,502	(29,677)	(17,414)	(10,690)	(17,664)

3,090,311	2,408,406	2,472,718	2,725,862	483,282	410,780	379,007	396,421	338,817	356,481
$3,202,774	$3,090,311	$636,479	$2,472,718	$528,055	$483,282	$349,330	$379,007	$328,127	$338,817
$5,846	$3,602	$2,196	$10,371	$(29)	$(13)	$750	$848	$(1,334)	$(1,544)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	273

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years ended September 30,

	Tax-Managed Small/Mid Cap Fund
	2015	2014
Operations:
Net Investment Income	$813	$366
Net Realized Gain (Loss) from Investments, Futures Contracts, Options and Swap Contracts	(2,210)	10,694
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(3)
Net Change in Unrealized Appreciation (Depreciation) of Investments, Futures Contracts, Options and Swap Contracts	2,088	29,433
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—
Net Increase in Net Assets from Operations	691	40,490
Dividends and Distributions from:
Net Investment Income:
Class A	(492)	(696)
Class I	—	—
Class Y(2)	(24)	—
Net Capital Gains:
Class A	(6,161)	(24,789)
Class I	—	—
Total Dividends and Distributions	(6,677)	(25,485)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	146,045	147,032
Reinvestment of Dividends and Distributions	5,876	22,644
Cost of Shares Redeemed	(130,722)	(97,722)
Increase (Decrease) in Net Assets Derived from Class A Transactions	21,199	71,954
Class I:
Proceeds from Shares Issued	—	—
Reinvestment of Dividends and Distributions	—	—
Cost of Shares Redeemed	—	—
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—
Class Y(2):
Proceeds from Shares Issued	33,638	—
Reinvestment of Dividends and Distributions	24	—
Cost of Shares Redeemed	(4,248)	—
Increase in Net Assets Derived from Class Y Transactions(2)	29,414	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	50,613	71,954
Net Increase (Decrease) in Net Assets	44,627	86,959
Net Assets:
Beginning of Year	573,175	486,216
End of Year	$617,802	$573,175
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$148	$(196)
(1)	See Note 7 in Notes to Financial Statements.
(2)	Class Y commenced operations on December 31, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

274	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Mid-Cap Fund		U.S.Managed Volatility Fund		Global Managed Volatility Fund
2015	2014	2015	2014	2015	2014

$593	$158	$19,059	$13,289	$35,558	$28,753
15,211	11,659	78,952	116,667	31,072	120,526
—	—	(64)	(9)	111,849	42,848
(15,787)	1,825	(60,314)	29,376	(68,468)	(4,822)
—	—	2	(10)	(5,649)	11,234
17	13,642	37,635	159,313	104,362	198,539

(229)	(239)	(14,740)	(13,072)	(96,403)	(66,968)
(1)	(1)	(20)	(14)	(54)	(44)
—	—	(3,149)	—	—	—

(8,477)	(2,727)	(109,056)	(65,044)	(108,330)	(67,367)
(74)	(48)	(175)	(92)	(69)	(46)
(8,781)	(3,015)	(127,140)	(78,222)	(204,856)	(134,425)

56,163	33,084	346,255	314,017	849,169	614,792
7,637	2,680	108,070	67,114	190,920	124,774
(54,886)	(60,015)	(420,910)	(311,670)	(504,130)	(403,113)
8,914	(24,251)	33,415	69,461	535,959	336,453

216	495	1,200	311	356	359
75	49	196	106	123	91
(484)	(1,116)	(1,046)	(473)	(146)	(411)
(193)	(572)	350	(56)	333	39

—	—	473,581	—	106,183	—
—	—	3,139	—	—	—
—	—	(70,875)	—	(12,258)	—
—	—	405,845	—	93,925	—
8,721	(24,823)	439,610	69,405	630,217	336,492
(43)	(14,196)	350,105	150,496	529,723	400,606

94,849	109,045	1,002,845	852,349	1,800,876	1,400,270
$94,806	$94,849	$1,352,950	$1,002,845	$2,330,599	$1,800,876
$401	$—	$5,368	$3,758	$114,930	$62,500

SEI Institutional Managed Trust / Annual Report / September 30, 2015	275

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years or period ended September 30,

	Tax-Managed Managed Volatility Fund(3)		Real Estate Fund		Enhanced Income Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net Investment Income (Loss)	$12,159	$9,643	$1,079	$3,820	$4,023	$3,874
Net Realized Gain (Loss) from Investments, Futures Contracts, Options and Swap Contracts	41,085	48,503	13,008	23,505	(520)	(1,794)
Net Realized Gain (Loss) on Foreign Currency Transactions	(36)	(14)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments, Affiliated Investments, Futures Contracts, Options and Swap Contracts	(9,817)	49,598	10,977	(2,744)	(3,013)	1,478
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	8	(9)	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	43,399	107,721	25,064	24,581	490	3,558
Dividends and Distributions from:
Net Investment Income:
Class A	(11,964)	(9,448)	(3,342)	(3,897)	(3,921)	(3,802)
Class I	—	—	(8)	(10)	(6)	(6)
Class Y(2)	—	—	(147)	—	(366)	—
Net Capital Gains:
Class A	(50,428)	(25,166)	(9,691)	—	—	—
Class I	—	—	(29)	—	—	—
Class Y(2)	—	—	(355)	—	—	—
Total Dividends and Distributions	(62,392)	(34,614)	(13,572)	(3,907)	(4,293)	(3,808)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	299,438	216,416	57,178	61,684	79,695	101,380
Reinvestment of Dividends and Distributions	52,717	29,162	12,341	3,731	3,219	3,298
Redemption Fees	—	—	—	—	—	—
Cost of Shares Redeemed	(197,877)	(174,471)	(116,047)	(67,122)	(119,541)	(68,340)
Increase (Decrease) in Net Assets Derived from Class A Transactions	154,278	71,107	(46,528)	(1,707)	(36,627)	36,338
Class I:
Proceeds from Shares Issued	—	—	53	215	67	110
Reinvestment of Dividends and Distributions	—	—	38	10	6	6
Cost of Shares Redeemed	—	—	(23)	(231)	(213)	(107)
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—	68	(6)	(140)	9
Class Y(2):
Proceeds from Shares Issued	320	—	24,117	—	34,988	—
Reinvestment of Dividends and Distributions	—	—	502	—	366	—
Cost of Shares Redeemed	—	—	(4,766)	—	(23,930)	—
Increase in Net Assets Derived from Class Y Transactions(2)	320	—	19,853	—	11,424	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	154,598	71,107	(26,607)	(1,713)	(25,343)	36,347
Net Increase (Decrease) in Net Assets	135,605	144,214	(15,115)	18,961	(29,146)	36,097
Net Assets:
Beginning of Year/Period	765,744	621,530	227,402	208,441	231,286	195,189
End of Year/Period	$901,349	$765,744	$212,287	$227,402	$202,140	$231,286
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year/Period End	$3,095	$2,635	$88	$1,679	$1,128	$1,106
(1)	See Note 7 in Notes to Financial Statements.
(2)	Class Y commenced operations on December 31, 2014, unless stated otherwise.
(3)	Class Y commenced operations on April 30, 2015.
(4)	Class Y commenced operations on June 30, 2015.
(5)	Commenced operation on July 30, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

276	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Core Fixed Income Fund(4)		U.S. Fixed Income Fund		High Yield Bond Fund		Real Return Fund		Dynamic Asset Allocation Fund(5)	Multi-Strategy Alternative Fund(3)
2015	2014	2015	2014	2015	2014	2015	2014	2015	2015	2014

$48,651	$51,760	$22,338	$21,316	$99,796	$112,740	$(2,742)	$1,513	$209	$8,025	$2,997

30,840	27,776	12,791	2,978	(17,997)	62,951	(742)	(61)	(742)	10,930	10,410
2,242	417	(2)	—	—	—	—	—	4	—	(17)
(31,800)	18,732	(5,940)	16,549	(139,096)	(39,295)	(1,056)	(2,136)	(6,250)	(35,082)	1,330
(2,305)	1,899	(48)	—	—	—	—	—	61	—	1
47,628	100,584	29,139	40,843	(57,297)	136,396	(4,540)	(684)	(6,718)	(16,127)	14,721

(48,772)	(52,363)	(21,502)	(21,901)	(91,740)	(110,759)	(344)	(1,083)	—	(8,032)	(3,459)
(215)	(290)	—	—	(373)	(1,720)	—	—	—	—	—
(99)	—	(1,561)	—	(6,435)	—	—	—	—	—	—

—	—	(1,985)	—	(9,791)	(11,776)	—	(1,247)	—	—	—
—	—	—	—	(21)	(226)	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
(49,086)	(52,653)	(25,048)	(21,901)	(108,360)	(124,481)	(344)	(2,330)	—	(8,032)	(3,459)

378,385	474,834	325,292	349,872	585,697	706,633	90,001	92,554	24,838	165,330	160,649
44,243	46,904	20,101	18,894	89,537	104,472	294	2,014	—	7,058	3,082
—	—	—	—	—	671	—	—	—		—
(394,000)	(432,728)	(335,149)	(311,461)	(677,590)	(1,105,068)	(106,478)	(115,431)	(1,318)	(118,528)	(103,636)
28,628	89,010	10,244	57,305	(2,356)	(293,292)	(16,183)	(20,863)	23,520	53,860	60,095

5,064	2,059	—	—	30,476	13,625	—	—	—	—	—
147	211	—	—	351	1,878	—	—	—	—	—
(3,212)	(6,206)	—	—	(32,994)	(51,054)	—	—	—	—	—
1,999	(3,936)	—	—	(2,167)	(35,551)	—	—	—	—	—

23,516	—	101,947	—	168,948	—	29,060	—	54,351	20	—
99	—	1,581	—	6,525	—	—	—	—	—	—
(470)	—	(13,741)	—	(23,450)	—	(3,524)	—	(1,410)	—	—
23,145	—	89,787	—	152,023	—	25,536	—	52,941	20	—
53,772	85,074	100,031	57,305	147,500	(328,843)	9,353	(20,863)	76,461	53,880	60,095
52,314	133,005	104,122	76,247	(18,157)	(316,928)	4,469	(23,877)	69,743	29,721	71,357

2,051,756	1,918,751	1,098,480	1,022,233	1,711,276	2,028,204	284,944	308,821	—	498,090	426,733
$2,104,070	$2,051,756	$1,202,602	$1,098,480	$1,693,119	$1,711,276	$289,413	$284,944	$69,743	$527,811	$498,090
$(1,148)	$(3,462)	$172	$214	$17,465	$2,748	$(1,766)	$258	$214	$2,934	$1,140

SEI Institutional Managed Trust / Annual Report / September 30, 2015	277

Consolidated Statements of Changes in Net Assets/

Statements of Changes in Net Assets ($ Thousands) (Concluded)

For the years or period ended September 30,

	Multi-Asset Accumulation Fund
	2015	2014
Operations:
Net Investment Income (Loss)	$(17,632)	$(7,713)
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	(81,069)	178,166
Net Realized Gain (Loss) on Foreign Currency Transactions	(8,451)	17,646
Net Change in Unrealized Appreciation (Depreciation) of Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	14,046	(52,130)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	1,263	3,927
Net Increase (Decrease) in Net Assets from Operations	(91,843)	139,896
Dividends and Distributions from:
Net Investment Income:
Class A	(21,898)	(639)
Class Y(2)	—	—
Net Capital Gains:
Class A	(155,829)	(46,026)
Total Dividends and Distributions	(177,727)	(46,665)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	668,657	649,470
Reinvestment of Dividends and Distributions	161,925	42,225
Cost of Shares Redeemed	(636,334)	(333,643)
Increase (Decrease) in Net Assets Derived from Class A Transactions	194,248	358,052
Class Y(2):
Proceeds from Shares Issued	233,302	—
Reinvestment of Dividends and Distributions	—	—
Cost of Shares Redeemed	(17,896)	—
Increase in Net Assets Derived from Class Y Transactions(2)	215,406	—
Increase in Net Assets Derived from Capital Share Transactions	409,654	358,052
Net Increase in Net Assets	140,084	451,283
Net Assets:
Beginning of Year/Period	1,865,846	1,414,563
End of Year/Period	$2,005,930	$1,865,846
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss) Included in Net Assets at Year/Period End	$(16,059)	$9,663
(1)	See Note 7 in Notes to Financial Statements.
(2)	Class Y commenced operations on December 31, 2014, unless stated otherwise.
(3)	Commenced operations on December 19, 2014.
(4)	Class Y commenced on April 30, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

278	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund(3)(4)
2015	2014	2015	2014	2015	2014	2015

$30,610	$18,538	$(17)	$5,537	$(2,202)	$(590)	$(266)
1,276	2,018	(85,398)	(16,100)	7,875	13,352	(665)
4,342	808	2,781	(1,475)	1,638	376	—
(17,363)	(3,509)	15,262	3,978	(4,834)	3,809	(601)
(626)	544	(234)	3,762	25	35	—
18,239	18,399	(67,606)	(4,298)	2,502	16,982	(1,532)

(23,778)	(17,264)	—	—	(254)	—	—
(1,166)	—	—	—	—	—	—

(2,779)	(3,989)	—	—	(10,427)	(1,179)	—
(27,723)	(21,253)	—	—	(10,681)	(1,179)	—

225,257	400,040	333,123	349,047	209,534	197,842	36,289
21,766	17,265	—	—	8,724	964	—
(162,300)	(105,303)	(267,036)	(187,576)	(185,686)	(159,933)	(36,631)
84,723	312,002	66,087	161,471	32,572	38,873	(342)

37,444	—	94,894	—	57,966	—	43,057
1,166	—	—	—	—	—	—
(4,870)	—	(9,620)	—	(7,590)	—	—
33,740	—	85,274	—	50,376	—	43,057
118,463	312,002	151,361	161,471	82,948	38,873	42,715
108,979	309,148	83,755	157,173	74,769	54,676	41,183

539,504	230,356	923,541	766,368	541,602	486,926	—
$648,483	$539,504	$1,007,296	$923,541	$616,371	$541,602	$41,183
$5,120	$1,724	$(4,507)	$(7,423)	$(235)	$(539)	$(266)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	279

Statement of Cash Flows/Consolidated Statement of Cash Flows ($ Thousands)

For the year ended September 30, 2015

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$18,239	$(67,606)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of Investment Securities	(384,577)	(1,748,323)
Proceeds from Disposition of Investment Securities	259,939	1,527,463
Proceeds from Securities Sold Short	356	294,115
Purchases to Cover Securities Sold Short	(328)	(265,412)
Purchased Options/Purchases to Cover Written Options	8,637	(679)
Proceeds from Sale of Options/Expired Options	(8,797)	407
Amortization (Accretion of Market Discount)	(574)	5,590
Net Realized Loss on:
Investments and Securities Sold Short	2,036	19,009
Options	122	126
Net Change in Unrealized (Appreciation) Depreciation on:
Investments and Securities Sold Short	19,134	(11,502)
Options	(1,049)	11
Changes in assets:
Foreign Currency, at value	65	(45)
Cash Collateral on Swaps	(437)	(278)
Cash Collateral on Futures	(15,322)	(485)
Receivable for Investment Securities Sold	774	51,110
Dividends and Interest Receivable	129	(322)
Receivable for Variation Margin	(360)	(2,825)
Swap Contracts, at value	80	(35)
Foreign Tax Reclaim Receivable	—	2
Unrealized Gain on Forward Foreign Currency Contracts	596	444
Unrealized Gain on Foreign Spot Currency Contracts	—	(14)
Prepaid Expenses	110	(3)
Changes in liabilities:
Payable for Investment Securities Purchased	2,610	(83,948)
Dividend Payable for Securities Sold Short	—	(118)
Payable for Variation Margin	(109)	(44)
Administration Fees Payable	106	(59)
Payable to Custodian	(443)	(1,976)
Investment Advisory Fees Payable	(80)	23
Shareholder Servicing Fees Payable Class A	50	78
Swap Contracts, at value	(266)	223
Unrealized Gain on Forward Foreign Currency Contracts	29	(5)
Unrealized Loss on Foreign Spot Currency Contracts	—	3
Overdraft of Foreign Currency, at value	—	(301)
Accrued Expense Payable	57	144
Net Cash Used in Operating Activities	(99,273)	(285,232)
Cash Flows from Financing Activities:
Reverse Repurchase Agreements	6,501	141,293
Dividends and Distributions	(27,723)	—
Proceeds from Shares Issued	264,619	430,935
Reinvestment of Dividends and Distributions	22,941	—
Cost of Shares Redeemed	(167,203)	(276,434)
Net Cash Provided by Financing Activities	99,135	295,794
Net Change in Cash	(138)	10,562
Cash at beginning of year	$138	$137,706
Cash at end of year	$—	$148,268

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

280	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Financial Highlights

For years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (1)		Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2015	$15.19	$0.11		$(0.30)		$(0.19)	$(0.09)	$(1.20)	$(1.29)	$13.71	(1.73)%	$2,483,582	0.89%	0.89%	0.97%	0.74%	110%
2014	13.95	0.09		2.19		2.28	(0.09)	(0.95)	(1.04)	15.19	16.96	2,581,944	0.89	0.89	1.01	0.60	57
2013	12.15	0.12		2.43		2.55	(0.13)	(0.62)	(0.75)	13.95	22.23	2,107,192	0.89	0.89	1.01	0.94	49
2012	10.15	0.10		2.72		2.82	(0.09)	(0.73)	(0.82)	12.15	29.04	1,488,259	0.89	0.89	1.02	0.89	50
2011	10.77	0.08		(0.22)		(0.14)	(0.08)	(0.40)	(0.48)	10.15	(1.71)	1,521,942	0.89	0.89	1.02	0.70	100
Class Y@
2015	$14.62	$0.11		$(0.94)		$(0.83)	$(0.08)	$—	$(0.08)	$13.71	(5.74)%	$156,158	0.64%	0.64%	0.72%	1.03%	110%
Large Cap Value Fund
Class A
2015	$25.71	$0.32		$(1.72)		$(1.40)	$(0.25)	$(1.71)	$(1.96)	$22.35	(6.15)%	$1,300,033	0.89%	0.90%	0.93%	1.29%	96%
2014	21.94	0.29		3.76		4.05	(0.28)	—	(0.28)	25.71	18.55	1,527,500	0.89	0.89	0.97	1.19	58
2013	18.02	0.28		3.92		4.20	(0.28)	—	(0.28)	21.94	23.55	1,444,929	0.89	0.89	0.97	1.39	55
2012	14.13	0.25		3.89		4.14	(0.25)	—	(0.25)	18.02	29.54	1,344,405	0.89	0.89	0.98	1.51	37
2011	14.75	0.22		(0.61)		(0.39)	(0.23)	—	(0.23)	14.13	(2.89)	1,197,272	0.89	0.89	0.98	1.35	63
Class I
2015	$25.71	$0.27		$(1.72)		$(1.45)	$(0.20)	$(1.71)	$(1.91)	$22.35	(6.34)%	$7,477	1.11%	1.12%	1.18%	1.06%	96%
2014	21.96	0.24		3.75		3.99	(0.24)	—	(0.24)	25.71	18.22	9,499	1.11	1.11	1.22	0.97	58
2013	18.02	0.23		3.95		4.18	(0.24)	—	(0.24)	21.96	23.35	9,412	1.11	1.11	1.22	1.16	55
2012	14.13	0.21		3.89		4.10	(0.21)	—	(0.21)	18.02	29.20	7,668	1.11	1.11	1.23	1.28	37
2011	14.76	0.18		(0.62)		(0.44)	(0.19)	—	(0.19)	14.13	(3.14)	7,073	1.11	1.11	1.23	1.13	63
Large Cap Growth Fund
Class A
2015	$33.82	$0.08		$0.97		$1.05	$(0.05)	$(2.60)	$(2.65)	$32.22	2.87%	$1,442,646	0.89%	0.89%	0.98%	0.24%	110%
2014	30.28	0.09		4.25		4.34	(0.09)	(0.71)	(0.80)	33.82	14.51	1,550,723	0.89	0.89	1.02	0.26	61
2013	25.57	0.08		4.73		4.81	(0.10)	—	(0.10)	30.28	18.89	1,433,284	0.89	0.89	1.02	0.28	69
2012	19.77	0.05		5.78		5.83	(0.03)	—	(0.03)	25.57	29.47	1,354,774	0.89	0.90	1.03	0.19	88
2011	19.66	0.06		0.14		0.20	(0.09)	—	(0.09)	19.77	0.97	1,278,538	0.89	0.89	1.03	0.27	108
Class I
2015	$33.40	$0.01		$0.96		$0.97	$(0.02)	$(2.60)	$(2.62)	$31.75	2.65%	$5,558	1.11%	1.11%	1.23%	0.02%	110%
2014	29.93	0.01		4.21		4.22	(0.04)	(0.71)	(0.75)	33.40	14.28	7,245	1.11	1.11	1.27	0.05	61
2013	25.28	0.02		4.68		4.70	(0.05)	—	(0.05)	29.93	18.62	8,324	1.11	1.11	1.27	0.06	69
2012	19.57	—	*	5.71		5.71	—	—	—	25.28	29.18	8,549	1.11	1.12	1.28	(0.02)	88
2011	19.47	0.01		0.14		0.15	(0.05)	—	(0.05)	19.57	0.73	6,695	1.11	1.11	1.28	0.05	108
Tax-Managed Large Cap Fund
Class A
2015	$19.64	$0.14		$(0.52)		$(0.38)	$(0.13)	$—	$(0.13)	$19.13	(1.99)%	$3,072,983	0.89%	0.89%	0.98%	0.70%	85%
2014	16.81	0.12		2.84		2.96	(0.13)	—	(0.13)	19.64	17.63	3,089,839	0.89	0.89	1.02	0.65	39
2013	13.88	0.15		2.94		3.09	(0.16)	—	(0.16)	16.81	22.47	2,407,951	0.89	0.89	1.02	1.00	42
2012	10.80	0.12		3.07		3.19	(0.11)	—	(0.11)	13.88	29.70	1,882,834	0.89	0.89	1.03	0.96	53
2011	11.02	0.10		(0.22)		(0.12)	(0.10)	—	(0.10)	10.80	(1.20)	1,495,783	0.89	0.89	1.03	0.78	72
Class Y@
2015	$20.46	$0.15		$(1.38)		$(1.23)	$(0.10)	$—	$(0.10)	$19.13	(6.04)%	$129,791	0.64%	0.64%	0.73%	1.00%	85%
S&P 500 Index Fund
Class A
2015	$53.00	$0.77		$(0.99)		$(0.22)	$(0.86)	$(4.69)	$(5.55)	$47.23	(0.97)%	$385,743	0.43%	0.43%	0.54%	1.51%	12%
2014	46.20	0.79		7.91		8.70	(0.83)	(1.07)	(1.90)	53.00	19.23	394,132	0.43	0.43	0.54	1.58	10
2013	39.60	0.76		6.61		7.37	(0.77)	—	(0.77)	46.20	18.87	352,589	0.43	0.43	0.54	1.78	6
2012	31.03	0.64		8.51		9.15	(0.58)	—	(0.58)	39.60	29.74	294,234	0.43	0.43	0.54	1.76	18
2011	31.30	0.55		(0.26	)(5)	0.29	(0.56)	—	(0.56)	31.03	0.75	255,345	0.43	0.43	0.53	1.61	61
Class E
2015	$53.30	$0.87		$(0.99)		$(0.12)	$(0.95)	$(4.69)	$(5.64)	$47.54	(0.77)%	$242,962	0.25%	0.25%	0.29%	1.67%	12%
2014	46.45	0.89		7.94		8.83	(0.91)	(1.07)	(1.98)	53.30	19.42	2,070,624	0.25	0.25	0.29	1.76	10
2013	39.79	0.85		6.65		7.50	(0.84)	—	(0.84)	46.45	19.11	2,365,696	0.25	0.25	0.29	1.99	6
2012	31.17	0.71		8.54		9.25	(0.63)	—	(0.63)	39.79	29.97	2,580,512	0.25	0.25	0.29	1.92	18
2011	31.42	0.61		(0.25	)(5)	0.36	(0.61)	—	(0.61)	31.17	0.96	1,195,729	0.25	0.25	0.29	1.76	61
Class I
2015	$53.22	$0.66		$(0.99)		$(0.33)	$(0.74)	$(4.69)	$(5.43)	$47.46	(1.19)%	$7,774	0.65%	0.65%	0.79%	1.28%	12%
2014	46.38	0.68		7.94		8.62	(0.71)	(1.07)	(1.78)	53.22	18.95	7,962	0.65	0.65	0.79	1.35	10
2013	39.73	0.67		6.65		7.32	(0.67)	—	(0.67)	46.38	18.60	7,577	0.65	0.65	0.79	1.58	6
2012	31.12	0.56		8.54		9.10	(0.49)	—	(0.49)	39.73	29.46	8,500	0.65	0.65	0.79	1.53	18
2011	31.37	0.47		(0.25	)(5)	0.22	(0.47)	—	(0.47)	31.12	0.56	7,198	0.65	0.65	0.79	1.35	61

SEI Institutional Managed Trust / Annual Report / September 30, 2015	281

Financial Highlights (Continued)

For years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Fund
Class A
2015	$13.01	$(0.01)	$0.04	$0.03	$—	$(1.05)	$(1.05)	$11.99	(0.24)%	$495,245	1.14%	1.14%	1.22%	(0.11)%	137%
2014	13.32	(0.03)	0.61	0.58	— *	(0.89)	(0.89)	13.01	4.38	483,282	1.14	1.14	1.28	(0.24)	72
2013	10.62	0.01	3.25	3.26	(0.05)	(0.51)	(0.56)	13.32	32.40	410,780	1.14	1.14	1.28	0.08	72
2012	9.51	0.01	2.67	2.68	(0.01)	(1.56)	(1.57)	10.62	29.93	254,051	1.14	1.15	1.28	0.08	114
2011	11.14	(0.01)	(0.55)	(0.56)	(0.01)	(1.06)	(1.07)	9.51	(6.54)	203,909	1.14	1.14	1.28	(0.09)	123
Class Y@
2015	$12.89	$0.01	$(0.89)	$(0.88)	$—	$—	$—	$12.01	(6.83)%	$32,810	0.89%	0.89%	0.98%	0.11%	137%
Small Cap Value Fund
Class A
2015	$23.97	$0.13	$(0.19)	$(0.06)	$(0.15)	$(1.96)	$(2.11)	$21.80	(0.76)%	$345,594	1.14%	1.14%	1.23%	0.56%	87%
2014	23.24	0.12	0.95	1.07	(0.14)	(0.20)	(0.34)	23.97	4.54	374,828	1.14	1.14	1.27	0.49	52
2013	18.23	0.17	5.03	5.20	(0.19)	—	(0.19)	23.24	28.73	391,113	1.14	1.14	1.28	0.84	51
2012	14.26	0.11	4.02	4.13	(0.16)	—	(0.16)	18.23	29.04	405,106	1.14	1.15	1.28	0.64	53
2011	15.45	0.07	(1.16)	(1.09)	(0.10)	—	(0.10)	14.26	(7.15)	377,222	1.14	1.14	1.28	0.41	70
Class I
2015	$23.81	$0.08	$(0.19)	$(0.11)	$(0.10)	$(1.96)	$(2.06)	$21.64	(0.99)%	$3,736	1.36%	1.36%	1.48%	0.34%	87%
2014	23.09	0.07	0.93	1.00	(0.08)	(0.20)	(0.28)	23.81	4.29	4,179	1.36	1.36	1.52	0.27	52
2013	18.10	0.11	5.02	5.13	(0.14)	—	(0.14)	23.09	28.51	5,308	1.36	1.36	1.53	0.55	51
2012	14.15	0.07	3.99	4.06	(0.11)	—	(0.11)	18.10	28.78	4,368	1.36	1.37	1.53	0.42	53
2011	15.34	0.03	(1.15)	(1.12)	(0.07)	—	(0.07)	14.15	(7.40)	3,908	1.36	1.36	1.53	0.20	70
Small Cap Growth Fund
Class A
2015	$25.95	$(0.14)	$0.79	$0.65	$—	$—	$—	$26.60	2.50%	$325,353	1.11%	1.11%	1.23%	(0.48)%	131%
2014	24.63	(0.15)	1.47	1.32	— *	—	—	25.95	5.36	335,849	1.11	1.11	1.28	(0.57)	70
2013	18.57	(0.02)	6.16	6.14	(0.08)	—	(0.08)	24.63	33.21	353,097	1.11	1.11	1.28	(0.08)	81
2012	14.20	(0.02)	4.39	4.37	—	—	—	18.57	30.77	300,972	1.11	1.12	1.28	(0.13)	110
2011	14.69	(0.07)	(0.42)	(0.49)	—	—	—	14.20	(3.34)	272,275	1.11	1.12	1.28	(0.43)	125
Class I
2015	$25.15	$(0.20)	$0.76	$0.56	$—	$—	$—	$25.71	2.23%	$2,774	1.36%	1.36%	1.48%	(0.73)%	131%
2014	23.93	(0.21)	1.43	1.22	—	—	—	25.15	5.10	2,968	1.36	1.36	1.52	(0.82)	70
2013	18.04	(0.07)	5.99	5.92	(0.03)	—	(0.03)	23.93	32.86	3,384	1.36	1.36	1.53	(0.35)	81
2012	13.82	(0.06)	4.28	4.22	—	—	—	18.04	30.54	2,650	1.36	1.37	1.53	(0.38)	110
2011	14.34	(0.12)	(0.40)	(0.52)	—	—	—	13.82	(3.63)	2,826	1.36	1.37	1.53	(0.69)	125
Tax-Managed Small/Mid Cap Fund
Class A
2015	$17.62	$0.02	$0.09	$0.11	$(0.01)	$(0.19)	$(0.20)	$17.53	0.58%	$589,712	1.11%	1.11%	1.23%	0.12%	98%
2014	17.10	0.01	1.40	1.41	(0.02)	(0.87)	(0.89)	17.62	8.44	573,175	1.11	1.11	1.28	0.07	61
2013	13.26	0.04	3.86	3.90	(0.06)	—	(0.06)	17.10	29.54	486,216	1.11	1.11	1.28	0.30	67
2012	10.39	0.03	2.88	2.91	(0.04)	—	(0.04)	13.26	28.09	336,339	1.11	1.12	1.28	0.24	67
2011	10.81	0.02	(0.41)	(0.39)	(0.03)	—	(0.03)	10.39	(3.66)	255,297	1.11	1.12	1.29	0.17	105
Class Y@
2015	$18.52	$0.05	$(1.01)	$(0.96)	$(0.01)	$—	$(0.01)	$17.55	(5.17)%	$28,090	0.89%	0.89%	0.98%	0.32%	98%
Mid-Cap Fund
Class A
2015	$27.53	$0.17	$0.12	$0.29	$(0.07)	$(2.67)	$(2.74)	$25.08	0.67%	$93,923	0.98%	0.98%	0.98%	0.63%	175%
2014	24.64	0.04	3.65	3.69	(0.06)	(0.74)	(0.80)	27.53	15.28	93,705	1.02	1.02	1.03	0.16	66
2013	19.30	0.11	5.37	5.48	(0.14)	—	(0.14)	24.64	28.52	107,487	1.02	1.02	1.03	0.52	108
2012	14.99	0.09	4.32	4.41	(0.10)	—	(0.10)	19.30	29.50	85,119	1.02	1.02	1.04	0.53	81
2011	15.80	0.06	(0.79)	(0.73)	(0.08)	—	(0.08)	14.99	(4.67)	74,200	1.02	1.04	1.06	0.36	151
Class I
2015	$27.52	$0.10	$0.12	$0.22	$(0.03)	$(2.67)	$(2.70)	$25.04	0.43%	$883	1.20%	1.20%	1.23%	0.38%	175%
2014	24.64	(0.02)	3.65	3.63	(0.01)	(0.74)	(0.75)	27.52	15.01	1,144	1.26	1.26	1.28	(0.08)	66
2013	19.30	0.06	5.37	5.43	(0.09)	—	(0.09)	24.64	28.20	1,558	1.26	1.26	1.28	0.27	108
2012	14.99	0.05	4.32	4.37	(0.06)	—	(0.06)	19.30	29.21	1,088	1.26	1.26	1.29	0.28	81
2011	15.81	0.03	(0.81)	(0.78)	(0.04)	—	(0.04)	14.99	(4.95)	940	1.26	1.28	1.31	0.18	151
U.S. Managed Volatility Fund
Class A
2015	$17.50	$0.25	$0.60	$0.85	$(0.25)	$(1.87)	$(2.12)	$16.23	4.61%	$959,241	1.00%	1.00%	1.23%	1.47%	58%
2014	16.09	0.23	2.62	2.85	(0.23)	(1.21)	(1.44)	17.50	18.68	1,001,565	1.00	1.00	1.27	1.38	71
2013	13.96	0.27	2.25	2.52	(0.27)	(0.12)	(0.39)	16.09	18.39	851,119	1.00	1.00	1.27	1.78	39
2012	11.49	0.22	2.45	2.67	(0.20)	—	(0.20)	13.96	23.41	635,298	1.00	1.00	1.28	1.72	48
2011	10.81	0.16	0.67	0.83	(0.15)	—	(0.15)	11.49	7.63	452,489	1.00	1.00	1.28	1.33	71

282	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Net Asset Value, Beginning of Period	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund (continued)
Class I
2015	$17.47	$0.21	$0.60		$0.81	$(0.20)	$(1.87)	$(2.07)	$16.21	4.43%	$1,469	1.25%	1.25%	1.48%	1.22%	58%
2014	16.07	0.19	2.61		2.80	(0.19)	(1.21)	(1.40)	17.47	18.35	1,280	1.25	1.25	1.52	1.13	71
2013	13.93	0.23	2.25		2.48	(0.22)	(0.12)	(0.34)	16.07	18.10	1,230	1.25	1.25	1.52	1.52	39
2012	11.47	0.22	2.41		2.63	(0.17)	—	(0.17)	13.93	23.08	709	1.25	1.25	1.53	1.62	48
2011	10.79	0.14	0.66		0.80	(0.12)	—	(0.12)	11.47	7.39	52	1.25	1.25	1.53	1.14	71
Class Y@
2015	$16.51	$0.22	$(0.35)		$(0.13)	$(0.14)	$—	$(0.14)	$16.24	(1.97)%	$392,240	0.75%	0.75%	0.99%	1.73%	58%
Global Managed Volatility Fund
Class A
2015	$11.41	$0.20	$0.47		$0.67	$(0.57)	$(0.68)	$(1.25)	$10.83	5.87%	$2,234,776	1.11%	1.11%	1.23%	1.75%	52%
2014	11.00	0.20	1.24		1.44	(0.50)	(0.53)	(1.03)	11.41	13.97	1,799,842	1.11	1.11	1.28	1.84	68
2013	9.80	0.23	1.22		1.45	(0.25)	—	(0.25)	11.00	15.12	1,399,316	1.11	1.11	1.28	2.09	60
2012	8.53	0.20	1.07		1.27	—	—	—	9.80	14.89	928,141	1.11	1.11	1.30	2.19	48
2011	8.21	0.18	0.14		0.32	—	—	—	8.53	3.90	522,646	1.11	1.11	1.29	2.11	68
Class I
2015	$11.23	$0.17	$0.44		$0.61	$(0.54)	$(0.68)	$(1.22)	$10.62	5.43%	$1,301	1.36%	1.36%	1.48%	1.50%	52%
2014	10.84	0.17	1.23		1.40	(0.48)	(0.53)	(1.01)	11.23	13.78	1,034	1.36	1.36	1.53	1.59	68
2013	9.66	0.20	1.21		1.41	(0.23)	—	(0.23)	10.84	14.91	954	1.36	1.36	1.54	1.85	60
2012	8.44	0.22	1.00		1.22	—	—	—	9.66	14.45	320	1.36	1.36	1.55	2.32	48
2011	8.15	0.15	0.14		0.29	—	—	—	8.44	3.56	21	1.36	1.36	1.54	1.78	68
Class Y@
2015	$10.73	$0.19	$(0.07)		$0.12	$—	$—	$—	$10.85	1.12%	$94,522	0.86%	0.86%	0.99%	2.23%	52%
Tax-Managed Managed Volatility Fund
Class A
2015	$14.14	$0.20	$0.64		$0.84	$(0.20)	$(0.90)	$(1.10)	$13.88	5.92%	$901,026	1.00%	1.00%	1.23%	1.40%	49%
2014	12.70	0.19	1.94		2.13	(0.18)	(0.51)	(0.69)	14.14	17.33	765,744	1.00	1.00	1.28	1.38	58
2013	11.28	0.22	1.75		1.97	(0.22)	(0.33)	(0.55)	12.70	18.24	621,530	1.00	1.00	1.27	1.86	28
2012	9.77	0.18	1.87		2.05	(0.16)	(0.38)	(0.54)	11.28	21.70	442,074	1.00	1.00	1.28	1.71	30
2011	9.24	0.14	0.52		0.66	(0.13)	—	(0.13)	9.77	7.13	279,408	1.00	1.00	1.28	1.41	63
Class Y
2015(7)	$14.25	$0.11	$(0.42	)(5)	$(0.31)	$(0.05)	$—	$(0.05)	$13.89	(2.17)%	$323	0.81%	0.81%	1.06%	1.77%	49%
Real Estate Fund
Class A
2015	$17.05	$0.08	$1.87		$1.95	$(0.26)	$(0.78)	$(1.04)	$17.96	11.44%	$193,006	1.14%	1.14%	1.23%	0.42%	51%
2014	15.42	0.29	1.64		1.93	(0.30)	—	(0.30)	17.05	12.63	226,780	1.14	1.14	1.28	1.76	57
2013	14.97	0.14	0.50		0.64	(0.19)	—	(0.19)	15.42	4.30	207,876	1.14	1.14	1.27	0.91	74
2012	11.67	0.08	3.34		3.42	(0.12)	—	(0.12)	14.97	29.44	191,484	1.14	1.14	1.28	0.55	68
2011	11.58	0.04	0.25		0.29	(0.20)	—	(0.20)	11.67	2.41	142,538	1.14	1.14	1.28	0.33	83
Class I
2015	$17.03	$0.03	$1.87		$1.90	$(0.21)	$(0.78)	$(0.99)	$17.94	11.16%	$720	1.36%	1.36%	1.48%	0.17%	51%
2014	15.39	0.25	1.64		1.89	(0.25)	—	(0.25)	17.03	12.33	622	1.36	1.36	1.52	1.51	57
2013	14.93	0.10	0.51		0.61	(0.15)	—	(0.15)	15.39	4.09	565	1.36	1.36	1.52	0.65	74
2012	11.64	0.05	3.33		3.38	(0.09)	—	(0.09)	14.93	29.16	606	1.36	1.36	1.53	0.33	68
2011	11.57	(0.01)	0.28		0.27	(0.20)	—	(0.20)	11.64	2.19	445	1.36	1.36	1.53	(0.07)	83
Class Y@
2015	$19.00	$0.08	$(0.65	)(5)	$(0.57)	$(0.14)	$(0.33)	$(0.47)	$17.96	(2.97)%	$18,561	0.89%	0.89%	0.98%	0.54%	51%
Enhanced Income Fund
Class A
2015	$7.60	$0.14	$(0.13)		$0.01	$(0.15)	$—	$(0.15)	$7.46	0.07%	$190,645	0.60%	0.60%	1.02%	1.82%	89%
2014	7.61	0.14	(0.01)		0.13	(0.14)	—	(0.14)	7.60	1.69	230,910	0.60	0.60	1.05	1.78	106
2013	7.57	0.16	0.03		0.19	(0.15)	—	(0.15)	7.61	2.50	194,821	0.60	0.60	1.05	2.08	170
2012	7.36	0.18	0.20		0.38	(0.17)	—	(0.17)	7.57	5.30	161,037	0.60	0.60	1.05	2.41	198
2011	7.46	0.20	(0.14)		0.06	(0.16)	—	(0.16)	7.36	0.83	158,936	0.60	0.60	1.05	2.61	174
Class I
2015	$7.58	$0.12	$(0.12)		$—	$(0.13)	$—	$(0.13)	$7.45	(0.06)%	$232	0.85%	0.85%	1.26%	1.54%	89%
2014	7.59	0.12	(0.01)		0.11	(0.12)	—	(0.12)	7.58	1.44	376	0.85	0.85	1.30	1.53	106
2013	7.56	0.14	0.02		0.16	(0.13)	—	(0.13)	7.59	2.17	368	0.85	0.85	1.30	1.85	170
2012	7.36	0.15	0.21		0.36	(0.16)	—	(0.16)	7.56	4.93	69	0.85	0.85	1.30	2.11	198
2011	7.45	0.18	(0.12)		0.06	(0.15)	—	(0.15)	7.36	0.72	19	0.85	0.85	1.30	2.36	174
Class Y@
2015	$7.51	$0.11	$(0.08)		$0.03	$(0.08)	$—	$(0.08)	$7.46	0.44%	$11,264	0.46%	0.46%	0.77%	1.89%	89%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	283

Financial Highlights (Continued)

For years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class A
2015	$11.47	$0.27	$—		$0.27	$(0.27)	$—	$(0.27)	$11.47	2.36%	$2,068,581	0.67%		0.67%		0.86%		2.32%	350%
2014	11.20	0.29	0.28		0.57	(0.30)	—	(0.30)	11.47	5.14	2,041,268	0.67		0.67		0.85		2.59	343
2013	11.64	0.30	(0.42)		(0.12)	(0.32)	—	(0.32)	11.20	(1.09)	1,904,623	0.67		0.67		0.85		2.57	342
2012	11.14	0.33	0.61		0.94	(0.35)	(0.09)	(0.44)	11.64	8.67	2,172,794	0.67		0.67		0.85		2.93	349
2011	10.93	0.36	0.22		0.58	(0.37)	—	(0.37)	11.14	5.43	2,185,135	0.71	(4)	0.71	(4)	0.89	(4)	3.25	473
Class I
2015	$11.46	$0.24	$0.01		$0.25	$(0.25)	$—	$(0.25)	$11.46	2.14%	$12,504	0.89%		0.89%		1.11%		2.10%	350%
2014	11.19	0.27	0.27		0.54	(0.27)	—	(0.27)	11.46	4.91	10,488	0.89		0.89		1.08		2.38	343
2013	11.63	0.27	(0.42)		(0.15)	(0.29)	—	(0.29)	11.19	(1.31)	14,128	0.89		0.89		1.10		2.34	342
2012	11.13	0.31	0.61		0.92	(0.33)	(0.09)	(0.42)	11.63	8.44	14,944	0.89		0.89		1.10		2.71	349
2011	10.92	0.33	0.23		0.56	(0.35)	—	(0.35)	11.13	5.20	15,701	0.93	(4)	0.93	(4)	1.14	(4)	3.03	473
Class Y
2015(2)	$11.47	$0.08	$—		$0.08	$(0.08)	$—	$(0.08)	$11.47	0.69%	$22,985	0.42%		0.42%		0.63%		2.66%	350%
U.S. Fixed Income Fund
Class A
2015	$10.33	$0.20	$0.08		$0.28	$(0.21)	$(0.02)	$(0.23)	$10.38	2.67%	$1,113,602	0.66%		0.66%		0.86%		1.92%	313%
2014	10.15	0.21	0.18		0.39	(0.21)	—	(0.21)	10.33	3.91	1,098,480	0.66		0.66		0.86		2.02	345
2013	10.84	0.19	(0.36)		(0.17)	(0.21)	(0.31)	(0.52)	10.15	(1.61)	1,022,233	0.66		0.66		0.86		1.85	319
2012	10.70	0.25	0.44		0.69	(0.27)	(0.28)	(0.55)	10.84	6.68	898,450	0.66		0.66		0.87		2.34	322
2011	10.81	0.30	0.26		0.56	(0.32)	(0.35)	(0.67)	10.70	5.43	972,449	0.66		0.66		0.87		2.85	337
Class Y@
2015	$10.44	$0.17	$(0.06	)(5)	$0.11	$(0.17)	$—	$(0.17)	$10.38	1.03%	$89,000	0.41%		0.41%		0.61%		2.16%	313%
High Yield Bond Fund
Class A
2015	$7.70	$0.42	$(0.65)		$(0.23)	$(0.42)	$(0.04)	$(0.46)	$7.01	(3.21)%	$1,548,778	0.89%		0.89%		1.08%		5.61%	56%
2014	7.68	0.43	0.06	‡‡	0.49	(0.43)	(0.04)	(0.47)	7.70	6.49	1,707,482	0.89		0.89		1.12		5.47	73
2013	7.59	0.48	0.07		0.55	(0.46)	—	(0.46)	7.68	7.39	1,989,355	0.89		0.89		1.12		6.13	74
2012	6.92	0.53	0.68		1.21	(0.51)	(0.03)	(0.54)	7.59	18.04	1,752,357	0.89		0.89		1.12		7.23	65
2011	7.27	0.55	(0.32)		0.23	(0.54)	(0.04)	(0.58)	6.92	2.96	1,316,158	0.89		0.89		1.13		7.38	82
Class I
2015	$7.48	$0.39	$(0.67)		$(0.28)	$(0.38)	$(0.04)	$(0.42)	$6.78	(3.91)%	$1,026	1.11%		1.11%		1.32%		5.31%	56%
2014	7.49	0.40	0.03		0.43	(0.40)	(0.04)	(0.44)	7.48	5.81	3,794	1.11		1.11		1.37		5.24	73
2013	7.40	0.45	0.07		0.52	(0.43)	—	(0.43)	7.49	7.19	38,849	1.11		1.11		1.38		6.07	74
2012	6.82	0.50	0.59		1.09	(0.48)	(0.03)	(0.51)	7.40	16.54	14,161	1.11		1.11		1.38		6.91	65
2011	7.28	0.53	(0.42)		0.11	(0.53)	(0.04)	(0.57)	6.82	1.19	915	1.11		1.11		1.37		7.06	82
Class Y@
2015	$7.44	$0.33	$(0.44)		$(0.11)	$(0.32)	$—	$(0.32)	$7.01	(1.75)%	$143,315	0.64%		0.64%		0.83%		5.94%	56%
Real Return Fund
Class A
2015	$10.08	$(0.10)	$(0.06)		$(0.16)	$(0.01)	$—	$(0.01)	$9.91	(1.57)%	$263,888	0.45%		0.45%		0.80%		(1.01)%	37%
2014	10.19	0.05	(0.08)		(0.03)	(0.04)	(0.04)	(0.08)	10.08	(0.30)	284,944	0.45		0.45		0.84		0.51	34
2013	10.67	0.05	(0.23)		(0.18)	(0.06)	(0.24)	(0.30)	10.19	(1.72)	308,821	0.45		0.45		0.84		0.48	72
2012	10.60	0.05	0.23		0.28	(0.14)	(0.07)	(0.21)	10.67	2.66	283,646	0.45		0.45		0.85		0.48	137
2011	10.51	0.33	0.13		0.46	(0.27)	(0.10)	(0.37)	10.60	4.51	373,560	0.45		0.45		0.85		3.06	77
Class Y@
2015	$9.91	$(0.02)	$0.03		$0.01	$—	$—	$—	$9.92	0.10%	$25,525	0.35%		0.35%		0.55%		(0.27)%	37%
Dynamic Asset Allocation Fund
Class A
2015(6)	$10.00	$0.03	$(0.94)		$(0.91)	$—	$—	$—	$9.09	(9.10)%	$21,514	0.75%		0.75%		1.25%		1.62%	2%
Class Y
2015(6)	$10.00	$0.03	$(0.94)		$(0.91)	$—	$—	$—	$9.09	(9.10)%	$48,229	0.50%		0.50%		0.96%		1.97%	2%
Multi-Strategy Alternative Fund
Class A
2015	$10.05	$0.19	$(0.48)		$(0.29)	$(0.16)	$—	$(0.16)	$9.60	(2.98)%	$527,792	0.49%		0.49%		2.08%		1.88%	35%
2014	9.79	0.06	0.28		0.34	(0.08)	—	(0.08)	10.05	3.45	498,090	0.64	(12)	0.64	(12)	2.19	(12)	0.64	72
2013	9.62	0.07	0.15		0.22	(0.05)	—	(0.05)	9.79	2.33	426,733	0.73	(16)	0.73	(16)	2.22	(16)	0.71	139
2012	9.57	0.07	0.17		0.24	(0.19)	—	(0.19)	9.62	2.50	334,914	0.65	(11)	0.65	(11)	2.15	(11)	0.68	44
2011	9.93	0.20	(0.41)		(0.21)	(0.15)	—	(0.15)	9.57	(2.16)	292,006	0.50		0.50		2.13		1.76	25
Class Y
2015(7)	$9.97	$0.04	$(0.41)		$(0.37)	$—	$—	$—	$9.60	(3.71)%	$19	0.25%		0.25%		1.83%		1.03%	35%

284	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Accumulation Fund
Class A
2015	$10.89	$(0.09)	$(0.28)	$(0.37)	$(0.11)		$(0.88)	$(0.99)	$9.53	(3.98)%	$1,803,619	1.17%		1.17%		1.33%		(0.85)%	94%
2014	10.30	(0.05)	0.96	0.91	—	*	(0.32)	(0.32)	10.89	9.11	1,865,846	1.17		1.17		1.38		(0.47)	55
2013	10.51	(0.05)	0.17	0.12	(0.01)		(0.32)	(0.33)	10.30	1.12	1,414,563	1.17		1.17		1.37		(0.52)	104
2012(8)	10.00	(0.02)	0.57	0.55	(0.04)		—	(0.04)	10.51	5.51	959,727	1.17		1.17		1.39		(0.46)	38
Class Y@
2015	$10.11	$(0.08)	$(0.48)	$(0.56)	$—		$—	$—	$9.55	(5.54)%	$202,311	0.92%		0.92%		1.08%		(1.04)%	94%
Multi-Asset Income Fund
Class A
2015	$10.60	$0.54	$(0.19)	$0.35	$(0.44)		$(0.05)	$(0.49)	$10.46	3.33%	$615,259	0.85	%(22)	0.85	%(22)	1.25	%(22)	5.06%	109%
2014	10.60	0.51	0.13 (5)	0.64	(0.47)		(0.17)	(0.64)	10.60	6.19	539,504	0.83	(13)	0.83	(13)	1.27	(13)	4.76	124
2013	10.35	0.67	0.17 (5)	0.84	(0.52)		(0.07)	(0.59)	10.60	8.24	230,356	0.98	(17)	0.98	(17)	1.40	(17)	6.22	89
2012(8)	10.00	0.23	0.30	0.53	(0.18)		—	(0.18)	10.35	5.37	84,499	0.89	(10)	0.89	(10)	1.36	(10)	4.88	25
Class Y@
2015	$10.62	$0.45	$(0.26)	$0.19	$(0.35)		$—	$(0.35)	$10.46	1.81%	$33,224	0.75	%(23)	0.75	%(23)	1.00	%(23)	5.60%	109%
Multi-Asset Inflation Managed Fund
Class A
2015	$9.39	$—	$(0.64)	$(0.64)	$—		$—	$—	$8.75	(6.82)%	$924,048	1.11	%(19)	1.11	%(19)	1.34	%(19)	(0.05)%	115%
2014	9.42	0.06	(0.09)	(0.03)	—		—	—	9.39	(0.32)	923,541	1.02	(18)	1.02	(18)	1.30	(18)	0.65	119
2013	10.10	0.06	(0.69)	(0.63)	(0.04)		(0.01)	(0.05)	9.42	(6.27)	766,368	0.93	(14)	0.93	(14)	1.20	(14)	0.59	61
2012(8)	10.00	0.02	0.13	0.15	(0.05	)(3)	—	(0.05)	10.10	1.54	540,255	0.93	(15)	0.93	(15)	1.22	(15)	0.47	19
Class Y@
2015	$8.96	$0.04	$(0.23)	$(0.19)	$—		$—	$—	$8.77	(2.12)%	$83,248	0.92	%(20)	0.92	%(20)	1.15	%(20)	0.53%	115%
Multi-Asset Capital Stability Fund
Class A
2015	$10.25	$(0.04)	$0.09	$0.05	$—		$(0.19)	$(0.19)	$10.11	0.57%	$565,709	0.62%		0.62%		0.98%		(0.39)%	227%
2014	9.94	(0.01)	0.34	0.33	—		(0.02)	(0.02)	10.25	3.37	541,602	0.62		0.62		1.02		(0.12)	246
2013	10.14	(0.02)	(0.10)	(0.12)	(0.01)		(0.07)	(0.08)	9.94	(1.23)	486,926	0.62		0.62		1.02		(0.22)	410
2012(8)	10.00	(0.01)	0.15	0.14	—	*	—	— *	10.14	1.40	347,861	0.62		0.62		1.02		(0.29)	180
Class Y@
2015	$10.06	$(0.02)	$0.08	$0.06	$—		$—	$—	$10.12	0.60%	$50,662	0.52%		0.52%		0.74%		(0.30)%	227%
Long/Short Alternative Fund
Class A
2015(9)	$10.00	$(0.08)	$(0.25)	$(0.33)	$—		$—	$—	$9.67	(3.30)%	$19	1.14%		1.14%		1.39%		(0.99)%	198%
Class Y
2015(7)	$10.11	$(0.03)	$(0.41)	$(0.44)	$—		$—	$—	$9.67	(4.35)%	$41,164	0.91%		0.91%		1.15%		(0.81)%	198%

†	Returns and turnover rates are for the period indicated and have not been annualized.
*	Amount represents less than $0.01.
@	Class Y commenced operations on December 31, 2014. All ratios for the period have been annualized.
‡‡	Includes redemption fees of $0.03 per share.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2)	Class Y commenced operations on June 30, 2015. All ratios for the period have been annualized.
(3)	Includes return of capital of $0.04.
(4)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.67%, 0.67% and 0.85% for Class A and 0.89%, 0.89% and 1.10% for Class I, respectively.
(5)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(6)	Commenced operations on July 30, 2015. All ratios for the period have been annualized.
(7)	Class Y commenced operations on April 30, 2015. All ratios for the period have been annualized.
(8)	Commenced operations on April 9, 2012. All ratios for the period have been annualized.
(9)	Commenced operations on December 19, 2014. All ratios for the period have been annualized.
(10)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.76%, 0.76% and 1.23%.
(11)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 0.63%, 0.63% and 2.13%.
(12)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58% and 2.13%.
(13)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80% and 1.24%.
(14)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.17%.
(15)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.19%.
(16)	The expense ratio includes dividend expense and other expenses outside of the cap. Had this expense been excluded the ratios would have been 0.60%, 0.60% and 2.09%.
(17)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80% and 1.22%
(18)	The expense ratio includes dividend and interest expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.18%.
(19)	The expense ratio includes dividend and interest expense. Had these expenses been excluded the ratios would have been 0.95%, 0.95% and 1.18%.
(20)	The expense ratio includes dividend and interest expense. Had these expenses been excluded, the ratios would have been 0.70%, 0.70% and 0.93%.
(21)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been unchanged.
(22)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80% and 1.20%.
(23)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70% and 0.95%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	285

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 funds: Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Real Return, Dynamic Asset Allocation, Prime Obligation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Long/Short Alternative Funds (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Real Estate, Multi-Asset Accumulation, Multi-Asset Inflation Managed and Long/Short Alternative Funds.

The Accumulation Commodity Strategy Subsidiary, Ltd. and Inflation Commodity Strategy Subsidiary, Ltd. are both wholly-owned subsidiaries of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class A shares of the Funds; Class E shares of the S&P 500 Index Fund; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond and Real Return Funds; Class Y shares of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Long/Short Alternative Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and its principal strategies and risks.

As of September 30, 2015, the Prime Obligation Fund has not yet commenced operations.

Class T closed on December 30, 2014. Class Y commenced operations on December 31, 2014 in the following Funds: Large Cap, Tax-Managed Large Cap, Small Cap, Tax-Managed Small/Mid Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, U.S. Fixed Income, High Yield Bond, Real Return, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. Class Y commenced operations on April 30, 2015 in the Tax-Managed Managed Volatility, Multi-Strategy Alternative and Long/Short Alternative Funds. Class Y commenced operations on June 30, 2015 in the Core Fixed Income Fund.

The Long/Short Alternative Fund commenced operations on December 19, 2014.

The Dynamic Asset Allocation Fund commenced operations on July 30, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the

286	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or cannot be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through the Committee designated by the Trust’s Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Global Managed Volatility Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Multi-Strategy Alternative Fund consist primarily of investments in underlying registered investment companies, which are valued at their respective daily net assets in accordance with pricing procedures approved by their respective Boards.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

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September 30, 2015

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2015, there have been no significant changes to the Trust’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of September 30, 2015. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Multi-Asset Income Fund

Assets	Fair Value (in Thousands) at 09/30/2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Collateralized Debt Obligations	$—	Internal Model price	Indicative Quote	N/A
	1,380	OAS from 09/17/2015 Trade Price	Indicative Quote	651

Total Collateralized Debt Obligations	1,380

Asset-Backed Security	961	OAS off 08/31/2015 Single broker price	Indicative Quote	404

Loan Participations	965	08/31/2015 Single Broker price	Broker Quote	670
	19	9/29/2015 Trade Price	Trade Price	658
	1,214	OAS off 08/31/2015 Single broker price	Indicative Quote	367
	6,667	Internal Model price	Indicative Quote	572-800

Total Loan Participations	8,865

Corporate Obligations	744	08/31/2015 Single Broker price	Broker Quote	1451
	3,441	OAS off 08/31/2015 Single broker price	Indicative Quote	374-1123

Total Corporate Obligations	4,185

Common Stock	315	Internal Model price	Indicative Quote	N/A

Convertible Bond	47	Internal Model price	Indicative Quote	4708

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or

288	SEI Institutional Managed Trust / Annual Report / September 30, 2015

as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of September 30, 2015 were as follows:

MULTI-ASSET INCOME FUND

Principal Amount ($ Thousands)	Counterparty	Value ($ Thousands)
$(2,661)	RBC, 0.90%	$(2,661)
(1,877)	Barclays, 1.05%	(1,877)
(1,736)	RBC, 1.05%	(1,736)
(1,215)	Barclays, 1.00%	(1,215)
(861)	Bank of America, 1.13%	(861)
(772)	RBC, 0.95%	(772)
(724)	RBC, 0.95%	(724)
(674)	RBC, 0.60%	(674)

		$(10,520)

MULTI-ASSET INFLATION MANAGED FUND

Principal Amount ($ Thousands)	Counterparty	Value ($ Thousands)
$(46,200)	Chase Securities, 0.31%	$(46,200)
(30,338)	Chase Securities, 0.50%	(30,338)
(28,907)	Chase Securities, 0.28%	(28,907)
(26,730)	Chase Securities, 0.80%	(26,730)
(20,021)	Chase Securities, 0.31%	(20,021)
(14,181)	Merrill Lynch, 0.35%	(14,181)
(13,728)	Barclays, 0.66%	(13,728)
(13,041)	Chase Securities, 0.23%	(13,041)
(11,773)	Barclays, 0.66%	(11,773)
(10,789)	Morgan Stanley, 0.31%	(10,789)
(10,051)	Chase Securities, 0.30%	(10,051)
(9,520)	Merrill Lynch, 0.30%	(9,520)
(6,826)	Merrill Lynch, 0.30%	(6,826)
(5,030)	Merrill Lynch, 0.30%	(5,030)
(4,790)	Merrill Lynch, 0.30%	(4,790)
(4,772)	Merrill Lynch, 0.30%	(4,772)
(4,091)	Merrill Lynch, 0.30%	(4,091)
(2,969)	Barclays, 0.66%	(2,969)
(2,533)	Merrill Lynch, 0.22%	(2,533)

		$(266,290)

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation and the Multi-Asset Inflation Managed Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2015, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2015, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid

290	SEI Institutional Managed Trust / Annual Report / September 30, 2015

from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2015, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2015, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are

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September 30, 2015

recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments. for details regarding open swap agreements as of September 30, 2015, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

292	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Restricted Securities — At September 30, 2015, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2015, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	08/10/06	08/10/06	$1,491	$57	0.02%

Enhanced Income
JHT Holding, 2nd Lien	$53	12/16/2008	12/16/2008	$55	$18	0.01%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/2010	11/30/2010	$—	$1	0.00%

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Real Return, Multi-Strategy Alternative, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds; are declared and paid annually for the Global Managed Volatility, Dynamic Asset Allocation and Long/Short Alternative Funds; are declared daily and paid monthly for the Core Fixed Income, U.S. Fixed Income, High Yield Bond, the Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and

Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

Redemption Fees — As of July 17, 2015, the Funds no longer charge redemption fees. The High Yield Bond Fund charged a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($Thousands)	Redemption Fee
High Yield Bond Fund	$25,000	1.00%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	293

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

For the year ended September 30, 2014, the High Yield Bond Fund charged redemption fees in the amount of $671 ($ Thousands). Such fees are retained by the Fund for the benefit of the remaining shareholders.

For the year ended September 30, 2015, the High Yield Bond Fund did not charge any redemption fees.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2015, the High Yield Bond Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the buyers (“receiving protection”) on a total notional amount of $15.4 million, $11.4 million and $1.5 million, respectively. As of September 30, 2015, Core Fixed Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $3.0 million, $1.4 million and $3.5 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVEREIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$(6,283)	—	—	$292	$(5,991)
Maximum potential amount of future payments	$3,080,000	—	—	$9,900	$3,089,900
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVEREIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$34,782	—	—	—	$34,782
Maximum potential amount of future payments	$1,424,935	—	—	—	$1,424,935
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

294	SEI Institutional Managed Trust / Annual Report / September 30, 2015

MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVEREIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	—	—	—	$18,539	$18,539
Maximum potential amount of future payments	—	—	—	$3,470,000	$3,470,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	—	—	—	—
101-200	—	—	—	$3,080,000	—	$3,080,000
201- 300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
> than 400	—	—	$9,900	—	—	9,900
Total	—	—	$9,900	$3,080,000	—	$3,089,900

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	$811,000	—	—	$811,000
101-200	—	—	—	—	—	—
201-300	—	—	619,935	—	—	619,935
301-400	—	—	—	—	—	—
> than 400	—	—	—	—	—	—
Total	—	—	$1,430,935	—	—	$1,430,935

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	$3,470,000	—	—	$3,470,000
101-200	—	—	—	—	—	—
201-300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
> than 400	—	—	—	—	—	—
Total	—	—	$3,470,000	—	—	$3,470,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2015 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$20	*	Net Assets — Unrealized depreciation on futures contracts	$1,498	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,086		Unrealized loss on forward foreign currency contracts	583

Total Derivatives not accounted for as hedging instruments		$3,106			$2,081

SEI Institutional Managed Trust / Annual Report / September 30, 2015	295

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,518	*	Net Assets — Unrealized depreciation on futures contracts	$1,368	*
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	1,482	†
	Options Purchased, at value	67		Options written, at value	539
	Swaptions Purchased, at value	42		Swaptions written, at value	50
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	77		Unrealized loss on forward foreign currency contracts	916
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	27	†	Net Assets — Unrealized depreciation on swap contracts	23	†

Total Derivatives not accounted for as hedging instruments		$1,731			$4,378

U.S. Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$284	*	Net Assets — Unrealized depreciation on futures contracts	$837	*
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	301	†
	Options Purchased, at value	22		Options written, at value	185
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	—		Unrealized loss on forward foreign currency contracts	48

Total Derivatives not accounted for as hedging instruments		$306			$1,371

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$17,001	†	Net Assets — Unrealized depreciation on swap contracts	$16,724	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	624	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$17,625			$16,724

Dynamic Asset Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$121	*	Net Assets — Unrealized depreciation on futures contracts	$158	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	170		Unrealized loss on forward foreign currency contracts	109

Total Derivatives not accounted for as hedging instruments		$291			$267

Multi-Asset Accumulation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$11,796	*	Net Assets — Unrealized depreciation on futures contracts	$1,328	*
	Net Assets — Unrealized appreciation on swap contracts	3,890	†	Net Assets — Unrealized depreciation on swap contracts	60	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	4,505	*	Net Assets — Unrealized depreciation on futures contracts	10,720	*
	Net Assets — Unrealized appreciation on swaps contracts	7		Net Assets — Unrealized depreciation on swap contracts	1,477	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,173		Unrealized loss on forward foreign currency contracts	2,706
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	1,856	*	Net Assets — Unrealized depreciation on futures contracts	7,200	*
	Net Assets — Unrealized appreciation on swaps contracts	215	†	Net Assets — Unrealized depreciation on swap contracts	2,171	†

Total Derivatives not accounted for as hedging instruments		$24,442			$25,662

296	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value

Multi-Asset Income Fund
Interest rate contracts	Options purchased, at value	$1,964		Options written, at value	$877
	Net Assets — Unrealized appreciation on swap contracts	604	†	Net Assets — Unrealized depreciation on swap contracts	258	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	566	*
	Net Assets — Unrealized appreciation on swap contracts	32	†	Net Assets — Unrealized depreciation on swap contracts	2,028	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	9		Unrealized loss on forward foreign currency contracts	29

Total Derivatives not accounted for as hedging instruments		$2,609			$3,758

Multi-Asset Inflation Managed Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—		Net Assets — Unrealized depreciation on futures contracts	$338	*
	Net Assets — Unrealized appreciation on swap contracts	1,420		Net Assets — Unrealized depreciation on swap contracts	3,635
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	815	*	Net Assets — Unrealized depreciation on futures contracts	141	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	471		Unrealized loss on forward foreign currency contracts	192
Commodity contracts	Options purchased, at value	135		Options written, at value	—
	Net Assets — Unrealized appreciation on futures contracts	1,832	*	Net Assets — Unrealized depreciation on futures contracts	7,653	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	295	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$4,968			$11,959

Multi-Asset Capital Stability Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$409	*	Net Assets — Unrealized depreciation on futures contracts	$—
	Net Assets — Unrealized appreciation on swap contracts	254	†	Net Assets — Unrealized depreciation on swap contracts	753	†
Equity contracts	Options purchased, at value	639		Options written, at value	356
	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	848	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	235		Unrealized loss on forward foreign currency contracts	20
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	35	†

Total Derivatives not accounted for as hedging instruments		$1,537			$2,012

Long/Short Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$52
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	45	*	Net Assets — Unrealized depreciation on futures contracts	511	*

Total Derivatives not accounted for as hedging instruments		$45			$563

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year or period ended September 30, 2015.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	—	$1,699	$—	$—	$1,699
Foreign exchange contracts	—		—	113,401	—	113,401
Total	$—	$—	$1,699	$113,401	$—	$115,100

Core Fixed Income Fund
Interest rate contracts	$1,334	$(738)	$180	$—	$580	$1,356
Foreign exchange contracts	—	—	—	3,561	—	3,561
Credit contracts	—	—	—	—	167	167
Total	$1,334	$(738)	$180	$3,561	$747	$5,084

SEI Institutional Managed Trust / Annual Report / September 30, 2015	297

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

U.S Fixed Income Fund
Interest rate contracts	$405	$—	$(776)	$—	$(45)	$(416)
Foreign exchange contracts	—	—	—	22	—	22
Total	$405	$—	$(776)	$22	$(45)	$(394)

High Yield Bond Fund
Credit contracts	$—	$—	$—	$—	$(327)	$(327)
Interest rate contracts	—		(89)	—	—	(89)
Total	$—	$—	$(89)	$—	$(327)	$(416)

Multi-Asset Accumulation Fund
Interest rate contracts	$—	$—	$74,123	$—	$8,735	$82,858
Equity contracts	—	—	(43,699)	—	11,207	(32,492)
Foreign exchange contracts	—	—	—	5,270	—	5,270
Commodity contracts	—	—	(71,744)	—	(58,340)	(130,084)
Total	$—	$—	$(41,320)	$5,270	$(38,398)	$(74,448)

Multi-Asset Income Fund
Interest rate contracts	$—	$—	$—	$—	$3,238	$3,238
Equity contracts	(122)	—	196	—	—	74
Foreign exchange contracts	—	—	—	4,342	—	4,342
Total	$(122)	$—	$196	$4,342	$3,238	$7,654

Multi-Asset Inflation Managed Fund
Interest rate contracts	$—	$—	$(1,647)	$—	$7	$(1,640)
Equity contracts	—	—	1,055	—	19	1,074
Foreign exchange contracts	—	—	—	2,853	—	2,853
Commodity contracts	(126)	—	(65,541)	—	—	(65,667)
Credit contracts	—	—	—	—	(174)	(174)
Total	$(126)	$—	$(66,133)	$2,853	$(148)	$(63,554)

Multi-Asset Capital Stability Fund
Interest rate contracts	$(407)	$—	$2,907	$—	$1,517	$4,017
Equity contracts	97	—	(10,252)	—	—	(10,155)
Foreign exchange contracts	—	—	—	1,638	—	1,638
Credit contracts	—	—	—	—	39	39
Total	$(310)	$—	$(7,345)	$1,638	$1,556	$(4,461)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	—	$(940)	$—	$—	$(940)
Foreign exchange contracts	—		—	(5,681)	—	(5,681)
Total	$—	$—	$(940)	$(5,681)	$—	$(6,621)

Core Fixed Income Fund
Interest rate contracts	$(130)	$508	$27	$—	$(1,462)	$(1,057)
Foreign exchange contracts	—	—	—	(2,335)	—	(2,335)
Credit contracts	—	—	—	—	21	21
Total	$(130)	$508	$27	$(2,335)	$(1,441)	$(3,371)

U.S Fixed Income Fund
Interest rate contracts	$(97)	$—	$(889)	$—	$(304)	$(1,290)
Foreign exchange contracts	—	—	—	(48)	—	(48)
Total	$(97)	$—	$(889)	$(48)	$(304)	$(1,338)

High Yield Bond Fund
Interest rate contracts	$—	$—	$(19)	$—	$277	$258
Credit contracts	—	—	—	—	546	546
Total	$—	$—	$(19)	$—	$823	$804

298	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Multi-Asset Accumulation Fund
Interest rate contracts	$—	$—	$12,251	$—	$6,857	$19,108
Equity contracts	—	—	5,839	—	1,385	7,224
Foreign exchange contracts	—	—	—	(258)	—	(258)
Commodity contracts	—	—	5,677	—	6,745	12,422
Total	$—	$—	$23,767	$(258)	$14,987	$38,496

Multi-Asset Income Fund
Interest rate contracts	$1,049	$—	$(566)	$—	$1,288	$1,771
Foreign exchange contracts	—		—	(626)	—	(626)
Total	$1,049	$—	$(566)	$(626)	$1,288	$1,145
Multi-Asset Inflation Managed Fund
Interest rate contracts	$—	$—	$(532)	$—	$(2,084)	$(2,616)
Equity contracts	—	—	213	—	—	213
Foreign exchange contracts	—	—	—	(439)	—	(439)
Commodity contracts	(11)	—	5,828	—	—	5,817
Credit contracts	—	—	—	—	346	346
Total	$(11)	$—	$5,509	$(439)	$(1,738)	$3,321

Multi-Asset Capital Stability Fund
Interest rate contracts	$—	$—	$590	$—	$(489)	$101
Equity contracts	(193)	—	254	—	—	61
Foreign exchange contracts	—		—	(13)	—	(13)
Credit contracts	—	—	—	—	23	23
Total	$(193)	$—	$844	$(13)	$(466)	$172

Long/Short Alternative Fund
Interest rate contracts	$—	$—	$(52)	$—	$—	$(52)
Equity contracts	—	—	(466)	—	—	(466)
Total	$—	$—	$(518)	$—	$—	$(518)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	299

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2015 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Market value	Variation Margin Asset			Market value	Variation Margin Liability
Fund	Purchased Options/ Swaptions	Futures	Swap Agreements	Total	Written Options/ Swaptions	Futures	Swap Agreements	Total
Large Cap Fund	$—	$1,157	$—	$1,157	$—	$—	$—	$—
Large Cap Value Fund	—	280	—	280	—	—	—	—
Large Cap Growth Fund	—	506	—	506	—	—	—	—
Tax-Managed Large Cap Fund	—	894	—	894	—	—	—	—
S&P 500 Index Fund	—	192	—	192	—	—	—	—
Small Cap Fund	—	161	—	161	—	—	—	—
Small Cap Value Fund	—	23	—	23	—	—	—	—
Small Cap Growth Fund	—	120	—	120	—	—	—	—
Tax-Managed Small/Mid Cap Fund	—	163	—	163	—	—	—	—
Mid-Cap Fund	—	13	—	13	—	—	—	—
U.S. Managed Volatility Fund	—	300	—	300	—	—	—	—
Global Managed Volatility Fund	—	1,659	—	1,659	—	—	—	—
Tax-Managed Managed Volatility Fund	—	339	—	339	—	—	—	—
Enhanced Income Fund	—	1	—	1	—	—	—	—
Core Fixed Income Fund	109	294	49	452	589	410	—	999
U.S. Fixed Income Fund	22	208	3	233	185	82	—	267
High Yield Bond Fund	—	—	22	22	—	—	—	—
Dynamic Asset Allocation Fund	—	163	—	163	—	129	—	129
Multi-Asset Accumulation Fund	—	8,640	—	8,640	—	9,257	175	9,432
Multi-Asset Income Fund	1,964	357	6	2,327	877	32	46	955
Multi-Asset Inflation Managed Fund	135	3,390	136	3,661	—	3,384	41	3,425
Multi-Asset Capital Stability Fund	639	681	77	1,397	356	51	37	444
Long/Short Alternative Fund	—	378	—	378	—	223	—	223
Total Exchange-Traded or Centrally Cleared	$2,869	$19,919	$293	$23,081	$2,007	$13,568	$299	$15,874

Securities with an aggregate marked value of $28,437 ($ Thousands) have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2015.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2015 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Reverse Repurchase Agreement	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Global Managed Volatility Fund	$3,098	$—	$3,098	$595	$—	$—	$595	$2,503	$—	$2,503
Core Fixed Income Fund	77	—	77	916	—	495	1,411	(1,334)	532	(802)
U.S. Fixed Income Fund	—	—	—	48	—	126	174	(174)	—	(174)
High Yield Bond Fund	—	17,001	17,001	—	—	16,724	16,724	277	—	277
Dynamic Asset Allocation Fund	170	—	170	108	—	—	108	62	—	62
Multi-Asset Accumulation Fund	2,173	1,768	3,941	2,706	—	3,708	6,414	(2,473)	7,261	4,788
Multi-Asset Income Fund	9	32	41	29	10,520	2,028	12,577	(12,536)	2,674	(9,862)
Multi-Asset Inflation Managed Fund	471	257	728	192	266,290	223	266,705	(265,977)	419	(265,558)
Multi-Asset Capital Stability Fund	235	—	235	20	—	—	20	215	683	898
Total Over the Counter	$6,233	$19,058	$25,291	$4,614	$276,810	$23,304	$304,728

(1)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

300	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2015.

Written Options transactions entered into during the year ended September 30, 2015 are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of year	10,390,471	$209
Written	11,372	3,453
Expired	(6,404,862)	(1,464)
Closing Buys	(3,995,849)	(1,786)
Balance at end of year	1,132	$412

U.S.Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of year	1,490,150	$56
Written	3,686	1,123
Exercised	—	—
Expired	(1,505)	(433)
Closing Buys	(1,491,935)	(604)
Balance at end of year	396	$142

Multi-Asset Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of year	—	$—
Written	30,636	15,136
Exercised	—	—
Expired	(16,468)	(945)
Closing Buys	(11,353)	(12,321)
Balance at end of year	2,815	$1,870

Multi-Asset Capital Stablility
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of year	—	$—
Written	32,471,929	1,346
Exercised	—	—
Expired	—	—
Closing Buys	(32,470,000)	(984)
Balance at end of year	1,929	$362

Written Swaptions transactions entered into during the year ended September 30, 2015 are summarized as follows:

Core Fixed Income Fund
	Notional Amount ($ Thousands)	Premium ($ Thousands)
Balance at beginning of year	$13,905	$360
Balance at end of year	$13,905	$360

At September 30, 2015, the Funds had cash and/or securities at least equal to the value of written options/written swaptions.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The consolidated Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows, and the Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT SEPTEMBER 30, 2015 ($ THOUSANDS)	% OF TOTAL NET ASSETS AT SEPTEMBER 30, 2015
Accumulation Commodity Strategy Subsidiary, Ltd	April 9, 2012	$306,609	15.3%
Inflation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	177,339	17.6%

SEI Institutional Managed Trust / Annual Report / September 30, 2015	301

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	ACCUMULATION COMMODITY STRATEGY SUBSIDIARY, LTD ($ THOUSANDS)	INFLATION COMMODITY STRATEGY SUBSIDIARY, LTD. ($ THOUSANDS)
Investment Income:
Interest Income	$564	$38
Net Realized Gain (Loss) on:
Investments	(18)	—
Futures Contracts	(76,709)	(65,542)
Swap Contracts	(58,340)	—
Purchased Options	—	(126)
Foreign Currency Transactions	24	150
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	409	14
Futures Contracts	5,997	5,828
Swap Contracts	6,744	—
Purchased Options	—	(11)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	(6)

Total gains and losses attributed to the Funds’ investments in Subsidiaries	$(121,329)	$(59,655)

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) serves as each Fund’s Distributor. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. During the year ended September 30, 2015, the Distributor voluntarily waived a portion of its fee for all of the Funds except the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

Effective October 1, 2014, the following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Fund
Class A	0.3900%	0.30%	0.25%	—	0.89%
Class Y	0.3900%	0.30%	—	—	0.64%
Large Cap Value Fund
Class A	0.3500%	0.30%	0.25%	—	0.89%
Class I	0.3500%	0.30%	0.25%	0.25%	1.11%
Large Cap Growth Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class I	0.4000%	0.30%	0.25%	0.25%	1.11%
Tax-Managed Large Cap Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class Y	0.4000%	0.30%	—	—	0.64%
S&P 500 Index Fund
Class A	0.0300%	0.22%	0.25%	—	0.43%
Class E	0.0300%	0.22%	—	—	0.25%
Class I	0.0300%	0.22%	0.25%	0.25%	0.65%

302	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Small Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class Y	0.6500%	0.30%	—	—	0.89%
Small Cap Value Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Small Cap Growth Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Tax-Managed Small/Mid Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class Y	0.6500%	0.30%	—	—	0.89%
Mid-Cap Fund
Class A	0.4000%	0.30%	0.25%	—	0.98%
Class I	0.4000%	0.30%	0.25%	0.25%	1.23%
U.S. Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Class I	0.6500%	0.30%	0.25%	0.25%	1.25%
Class Y	0.6500%	0.30%	—	—	0.75%
Global Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Class Y	0.6500%	0.30%	—	—	0.75%
Real Estate Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.89%
Enhanced Income Fund
Class A	0.4000%	0.30%	0.25%	—	0.60%
Class I	0.4000%	0.30%	0.25%	0.25%	0.85%
Class Y	0.4000%	0.30%	—	—	0.46%
Core Fixed Income Fund
Class A	0.2750%	0.28%	0.25%	—	0.67%
Class I	0.2750%	0.28%	0.25%	0.25%	0.89%
Class Y	0.2750%	0.28%	—	—	0.42%
U.S. Fixed Income
Class A	0.2750%	0.28%	0.25%	—	0.66%
Class Y	0.2750%	0.28%	—	—	0.41%
High Yield Bond Fund
Class A	0.4875%	0.30%	0.25%	—	0.89%
Class I	0.4875%	0.30%	0.25%	0.25%	1.11%
Class Y	0.4875%	0.30%	—	—	0.64%
Real Return
Class A	0.2200%	0.30%	0.25%	—	0.45%
Class Y	0.2200%	0.30%	—	—	0.35%
Dynamic Asset Allocation Fund
Class A	0.6000%	0.30%	—	—	0.75%
Class Y	0.6000%	0.30%	—	—	0.50%
Multi-Strategy Alternative Fund
Class A	1.5000%	0.30%	0.25%	—	0.50%†
Class Y	1.5000%	0.30%	—	—	0.25%
Multi-Asset Accumulation Fund
Class A	0.7500%	0.30%	0.25%	—	1.17%
Class Y	0.7500%	0.30%	—	—	0.92%
Multi-Asset Income Fund
Class A	0.6000%	0.30%	0.25%	—	0.80%
Class Y	0.6000%	0.30%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class A	0.5500%	0.30%	0.25%	—	0.90%
Class Y	0.5500%	0.30%	—	—	0.65%
Multi-Asset Capital Stability Fund
Class A	0.4000%	0.30%	0.25%	—	0.62%
Class Y	0.4000%	0.30%	—	—	0.52%
Long/Short Alternative Fund
Class A	0.8000%	0.30%	0.25%	—	1.15%
Class Y	0.8000%	0.30%	—	—	0.90%

†	Prior to May 15, 2014, the voluntary expense limitation was 0.63%.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	303

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

As of September 30, 2015, SIMC has entered into investment sub-advisory agreements with the following parties:

Investment Sub-Adviser
Large Cap Fund
AQR Capital Management, LLC
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Jackson Square Partners, LLC
LSV Asset Management
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Large Cap Value Fund
AJO, L.P.
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
LSV Asset Management
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Large Cap Growth Fund
BlackRock Investment Management, LLC
Jackson Square Partners, LLC
Parametric Portfolio Associates LLC
Tax-Managed Large Cap Fund
AQR Capital Management, LLC
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Jackson Square Partners, LLC
LSV Asset Management
Snow Capital Management, L.P.
S&P 500 Index Fund
SSgA Funds Management, Inc.
Small Cap Fund
AllianceBernstein, L.P.
AQR Capital Management, LLC
EAM Investors, LLC
Fiduciary Management Associates, LLC
Integrity Asset Management, LLC (an investment division within Victory Capital Management Inc.)
Robeco Investment Management, Inc.
Snow Capital Management L.P.
Small Cap Value Fund
Fiduciary Management Associates, LLC
LMCG Investments, LLC
LSV Asset Management
Martingale Asset Management, L.P.
Robeco Investment Management, Inc.
Security Capital Research + Management
William Blair + Company, LLC
Small Cap Growth Fund
AllianceBernstein, L.P.
AQR Capital Management, LLC
Arrowpoint Asset Management, LLC
EAM Investors, LLC
J.P. Morgan Investment Management Inc.
Tax-Managed Small/Mid Cap Fund
AllianceBernstein, L.P.
Castle Ark Management, LLC
LMCG Investments, LLC
Parametric Portfolio Associates LLC
Snow Capital Management L.P.
William Blair + Company, LLC

Investment Sub-Adviser
Mid-Cap Fund
Quantitative Management Associates LLC
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management
Global Managed Volatility Fund
Acadian Asset Management LLC
Analytic Investors, LLC
Tax-Managed Managed Volatility Fund
AJO, L.P.
Analytic Investors LLC
LSV Asset Management
Parametric Portfolio Associates, LLC
Real Estate Fund
Center Square Investment Management (formerly, Urdang Capital Management Inc.)
Security Capital Research and Management, Inc.
Enhanced Income Fund
Ares Management LLC
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
U.S. Fixed Income Fund
Jennison Associates LLC
J.P. Morgan Investment Management, Inc.
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management LLC
Benefit Street Partners, LLC
Brigade Capital Management, LLC
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
J.P. Morgan Investment Management, Inc.
Dynamic Asset Allocation Fund
SSgA Funds Management, Inc.
Multi-Asset Accumulation Fund
AQR Capital Management, LLC
PanAgora Asset Management Inc.
Multi-Asset Income Fund
Guggenheim Partners Investment Management, LLC
SSgA Funds Management Inc.
Multi-Asset Inflation Managed Fund
AllianceBernstein, L.P.
QS Investors, LLC
Multi-Asset Capital Stability Fund
AllianceBernstein, L.P.
Long/Short Alternative Fund
Beachhead Capital Management, LLC

304	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee paid by SIMC.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2015 were as follows ($ Thousands):

Large Cap Fund	$17
Large Cap Value Fund	112
Large Cap Growth Fund	18
Small Cap Fund	75
Small Cap Value Fund	20
Small Cap Growth Fund	35
Mid-Cap Fund	13
Real Estate Fund	13

$303

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned subsidiary of SIMC) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2015 were as follows ($ Thousands):

Large Cap Fund	$451
Large Cap Value Fund	352
Tax-Managed Large Cap Fund	443
Small Cap Value Fund	420
U.S. Managed Volatility Fund	1,172
Tax-Managed Managed Volatility Fund	855

$3,693

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended

September 30, 2015, can be found on the Statement of Operations and Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

The following is a summary of the transactions with affiliates for the year ended September 30, 2015 ($ Thousands):

SEI Liquidity Fund	Value 9/30/2014	Purchases at Cost	Proceeds from Sales	Value 9/30/2015	Dividend Income
Large Cap Fund	$61,200	$274,561	$(299,343)	$36,418	$318
Large Cap Value Fund	60,838	247,726	(274,838)	33,726	236
Large Cap Growth Fund	47,417	138,599	(180,817)	5,199	70
Tax-Managed Large Cap Fund	106,036	358,224	(422,980)	41,280	646
S&P 500 Index Fund	54,886	77,252	(130,810)	1,328	71
Small Cap Fund	59,508	102,667	(132,050)	30,125	736
Small Cap Value Fund	49,790	69,529	(102,420)	16,899	506
Small Cap Growth Fund	55,195	87,841	(117,958)	25,078	658
Tax-Managed Small/Mid Cap Fund	42,852	646,264	(437,171)	251,945	528
Mid-Cap Fund	3,517	12,664	(16,181)	—	4
Real Estate Fund	8,256	56,761	(65,017)	—	7
Core Fixed Income Fund	99,758	488,609	(584,911)	3,456	124
U.S. Fixed Income Fund	28,700	188,852	(217,552)	—	38
High Yield Fund	6	—	—	6	—

SDIT Prime Obligation
Large Cap Fund	$145,995	$733,006	$(689,380)	$189,621	19
Large Cap Value Fund	49,137	397,233	(374,535)	71,835	8
Large Cap Growth Fund	21,336	388,587	(331,567)	78,356	6
Tax-Managed Large Cap Fund	166,898	814,971	(793,057)	188,812	25
S&P 500 Index Fund	13,301	191,590	(195,805)	9,086	1
Small Cap Fund	23,849	249,487	(233,311)	40,025	5
Small Cap Value Fund	14,510	138,943	(138,949)	14,504	2
Small Cap Growth Fund	10,694	159,020	(149,467)	20,247	2
Tax-Managed Small/Mid Cap Fund	37,382	156,621	(162,163)	31,840	—

SEI Institutional Managed Trust / Annual Report / September 30, 2015	305

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

SDIT Prime Obligation	Value 9/30/2014	Purchases at Cost	Proceeds from Sales	Value 9/30/2015	Dividend Income
Mid-Cap Fund	$4,703	$109,759	$(109,688)	$4,774	1
U.S. Managed Volatility Fund	23,784	539,595	(537,344)	26,035	7
Global Managed Volatility Fund	101,853	512,440	(506,204)	108,089	16
Tax-Managed Managed Volatility Fund	41,670	423,621	(438,031)	27,260	6
Real Estate Fund	8,735	120,896	(123,196)	6,435	1
Enhanced Income Fund	3,671	40,765	(38,762)	5,674	—
Core Fixed Income Fund	117,847	1,336,123	(1,368,266)	85,704	14
U.S. Fixed Income Fund	65,985	592,634	(602,755)	55,864	10
High Yield Fund	7,997	819,958	(767,450)	60,505	7
Real Return Fund	295	31,432	(31,500)	227	—
Multi-Strategy Alternative Fund	65,338	133,377	(175,795)	22,920	3
Multi-Asset Accumulation Fund	668,167	97,087	—	765,254	98

SEI Institutional Managed Trust Long/Short Alternative Fund	Purchases at Cost	Proceeds from Sales	Value 9/30/2015	Change in Unrealized Appreciation	Dividend Income
Multi-Strategy Alternative Fund	$42,696	$—	$41,171	$(1,525)	$—

Affiliated Transactions — On December 19, 2013 and March 31, 2014, the S&P 500 Index Fund participated in a transaction with an affiliated fund. The Fund sold securities in the amount of $434,575 ($ Thousands) resulting in realized gains of $204,201 ($ Thousands). On October 31, 2014, December 30, 2014, February 27, 2015 and March 31, 2015, the S&P 500 Index Fund participated in a transaction with an affiliated fund. The Fund sold securities in the amount of $1,838,786 ($ Thousands) resulting in realized gains of $1,179,815 ($ Thousands).

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2015, the Trust borrowed funds from the SEI Liquid Asset Trust Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Large Cap Growth Fund	01/06/15	01/08/15	$7,100	$—	0.27%
S&P 500 Index Fund	04/15/15	04/16/15	6,100	—	0.27
Mid Cap Fund	12/17/14	12/19/14	6,200	—	0.28
High Yield Bond Fund	10/01/14	10/02/14	13,326	—	0.22
High Yield Bond Fund	10/02/14	10/03/14	10,367	—	0.22
High Yield Bond Fund	10/03/14	10/06/14	10,970	—	0.22

7. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015		2014
Class A:
Shares Issued	52,908	58,637	6,976	9,334	5,116	6,140	34,115	35,888	2,154		1,469
Shares Issued in Lieu of Cash Distributions	13,912	10,338	4,360	687	3,377	1,103	872	901	792		282
Shares Redeemed	(55,593)	(50,023)	(12,596)	(16,445)	(9,579)	(8,725)	(31,607)	(22,769)	(2,216)		(1,946)
Total Class A Transactions	11,227	18,952	(1,260)	(6,424)	(1,086)	(1,482)	3,380	14,020	730		(195)
Class E:
Shares Issued	—	—	—	—	—	—	—	—	792		7,068
Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	—	2,330		1,941
Shares Redeemed	—	—	—	—	—	—	—	—	(36,856	)(1)	(21,099	)(1)
Total Class E Transactions	—	—	—	—	—	—	—	—	(33,734)		(12,090)

306	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Class I:
Shares Issued	—	—	44	96	33	64	—	—	52	47
Shares Issued in Lieu of Cash Distributions	—	—	24	4	13	5	—	—	9	4
Shares Redeemed	—	—	(102)	(159)	(88)	(130)	—	—	(47)	(65)
Total Class I Transactions	—	—	(34)	(59)	(42)	(61)	—	—	14	(14)
Class T(4):
Shares Issued	—	—	—	—	—	—	—	—	—	—
Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	—	—	—
Shares Redeemed	—	—	—	—	—	—	(23)	(3)	—	—
Total Class T Transactions	—	—	—	—	—	—	(23)	(3)	—	—
Class Y(2):
Shares Issued	16,678	—	—	—	—	—	7,528	—	—	—
Shares Issued in Lieu of Cash Distributions	79	—	—	—	—	—	34	—	—	—
Shares Redeemed	(5,369)	—	—	—	—	—	(779)	—	—	—
Total Class Y Transactions	11,388	—	—	—	—	—	6,783	—	—	—
Increase (Decrease) in Share Transactions	22,615	18,952	(1,294)	(6,483)	(1,128)	(1,543)	10,140	14,017	(32,990)	(12,299)

	Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	12,620	13,478	2,087	1,922	1,639	1,576	7,830	8,270	2,089	1,235
Shares Issued in Lieu of Cash Distributions	2,773	1,859	1,284	205	—	—	319	1,322	293	105
Shares Redeemed	(11,240)	(9,025)	(3,156)	(3,317)	(2,348)	(2,973)	(7,033)	(5,512)	(2,040)	(2,298)
Total Class A Transactions	4,153	6,312	215	(1,190)	(709)	(1,397)	1,116	4,080	342	(958)
Class I:
Shares Issued	—	—	34	48	35	72	—	—	8	18
Shares Issued in Lieu of Cash Distributions	—	—	14	2	—	—	—	—	3	2
Shares Redeemed	—	—	(51)	(105)	(45)	(95)	—	—	(18)	(41)
Total Class I Transactions	—	—	(3)	(55)	(10)	(23)	—	—	(7)	(21)
Class Y(2):
Shares Issued	3,161	—	—	—	—	—	1,823	—	—	—
Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	1	—	—	—
Shares Redeemed	(429)	—	—	—	—	—	(224)	—	—	—
Total Class Y Transactions	2,732	—	—	—	—	—	1,600	—	—	—
Increase (Decrease) in Share Transactions	6,885	6,312	212	(1,245)	(719)	(1,420)	2,716	4,080	335	(979)

	U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	20,272	18,835	76,701	55,338	20,888	15,996	3,021	3,725	10,582	13,321
Shares Issued in Lieu of Cash Distributions	6,453	4,189	17,258	11,679	3,723	2,236	674	229	427	435
Shares Redeemed	(24,866)	(18,676)	(45,201)	(36,551)	(13,858)	(12,989)	(6,249)	(4,133)	(15,851)	(8,982)
Total Class A Transactions	1,859	4,348	48,758	30,466	10,753	5,243	(2,554)	(179)	(4,842)	4,774
Class I:
Shares Issued	70	17	32	33	—	—	3	13	9	14
Shares Issued in Lieu of Cash Distributions	12	7	11	9	—	—	2	1	1	1
Shares Redeemed	(64)	(28)	(13)	(38)	—	—	(2)	(14)	(29)	(14)
Total Class I Transactions	18	(4)	30	4	—	—	3	—	(19)	1

SEI Institutional Managed Trust / Annual Report / September 30, 2015	307

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

	U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Class Y(2):
Shares Issued	28,155	—	9,804	—	23	—	1,256	—	4,658	—
Shares Issued in Lieu of Cash Distributions	184	—	—	—	—	—	28	—	48	—
Shares Redeemed	(4,180)	—	(1,093)	—	—	—	(251)	—	(3,196)	—
Total Class Y Transactions	24,159	—	8,711	—	23	—	1,033	—	1,510	—
Increase (Decrease) in Share Transactions	26,036	4,344	57,499	30,470	10,776	5,243	(1,518)	(179)	(3,351)	4,775

	Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund		Real Return Fund		Dynamic Asset Allocation Fund(3)	Multi-Strategy Alternative Fund
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2015	2014
Class A:
Shares Issued	32,646	42,012	31,167	34,182	77,938	90,268	9,026	9,092	2,513	16,684	15,994
Shares Issued in Lieu of Cash Distributions	3,816	4,123	1,924	1,840	11,990	13,360	30	197	—	711	309
Shares Redeemed	(34,049)	(38,228)	(32,075)	(30,480)	(90,628)	(141,167)	(10,681)	(11,345)	(145)	(11,970)	(10,327)
Total Class A Transactions	2,413	7,907	1,016	5,542	(700)	(37,539)	(1,625)	(2,056)	2,368	5,425	5,976
Class I:
Shares Issued	440	183	—	—	4,129	1,784	—	—	—	—	—
Shares Issued in Lieu of Cash Distributions	13	19	—	—	48	246	—	—	—	—	—
Shares Redeemed	(277)	(549)	—	—	(4,533)	(6,711)	—	—	—	—	—
Total Class I Transactions	176	(347)	—	—	(356)	(4,681)	—	—	—	—	—
Class Y(2):
Shares Issued	2,036	—	9,745	—	22,731	—	2,926	—	5,455	2	—
Shares Issued in Lieu of Cash Distributions	9	—	151	—	879	—	—	—	—	—	—
Shares Redeemed	(41)	—	(1,319)	—	(3,168)	—	(354)	—	(149)	—	—
Total Class Y Transactions	2,004	—	8,577	—	20,442	—	2,572	—	5,306	2	—
Increase (Decrease) in Share Transactions	4,593	7,560	9,593	5,542	19,386	(42,220)	947	(2,056)	7,674	5,427	5,976

	Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund(5)
	2015	2014	2015	2014	2015	2014	2015	2014	2015
Class A:
Shares Issued	64,416	61,372	21,108	37,401	36,915	36,793	20,564	19,632	3,625
Shares Issued in Lieu of Cash Distributions	15,763	4,168	2,042	1,620	—	—	865	97	—
Shares Redeemed	(62,211)	(31,636)	(15,220)	(9,850)	(29,661)	(19,793)	(18,288)	(15,893)	(3,623)
Total Class A Transactions	17,968	33,904	7,930	29,171	7,254	17,000	3,141	3,836	2
Class Y(2):
Shares Issued	22,926	—	3,525	—	10,575	—	5,752	—	4,258
Shares Issued in Lieu of Cash Distributions	—	—	109	—	—	—	—	—	—
Shares Redeemed	(1,744)	—	(457)	—	(1,080)	—	(745)	—	—
Total Class Y Transactions	21,182	—	3,177	—	9,495	—	5,007	—	4,258
Increase in Share Transactions	39,150	33,904	11,107	29,171	16,749	17,000	8,148	3,836	4,260

(1)	Includes redemptions as a result of affiliated and in-kind transactions (see Notes 6 and 12).
(2)	Class Y commenced operations on December 31, 2014.
(3)	Commenced operations on July 30, 2015.
(4)	Class T closed on December 30, 2014.
(5)	Commenced operations on December 19, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

308	SEI Institutional Managed Trust / Annual Report / September 30, 2015

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2015, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$2,932,773	$2,932,773
Sales	—	2,852,064	2,852,064
Large Cap Value Fund
Purchases	—	1,385,780	1,385,780
Sales	—	1,530,431	1,530,431
Large Cap Growth Fund
Purchases	—	1,897,927	1,897,927
Sales	—	1,688,779	1,688,779
Tax-Managed Large Cap Fund
Purchases	—	2,810,732	2,810,732
Sales	—	2,627,200	2,627,200
S&P 500 Index Fund
Purchases	—	123,552	123,552
Sales	—	2,004,833	2,004,833
Small Cap Fund
Purchases	—	731,747	731,747
Sales	—	698,695	698,695
Small Cap Value Fund
Purchases	—	318,380	318,380
Sales	—	342,831	342,831
Small Cap Growth Fund
Purchases	—	442,564	442,564
Sales	—	472,415	472,415
Tax-Managed Small/Mid Cap Fund
Purchases	—	640,096	640,096
Sales	—	587,936	587,936
Mid-Cap Fund
Purchases	—	156,263	156,263
Sales	—	159,380	159,380
U.S. Managed Volatility Fund
Purchases	—	1,005,806	1,005,806
Sales	—	689,154	689,154
Global Managed Volatility Fund
Purchases	—	1,397,479	1,397,479
Sales	—	970,088	970,088
Tax-Managed Managed Volatility
Purchases	—	519,530	519,530
Sales	—	402,633	402,633
Real Estate Fund
Purchases	—	121,769	121,769
Sales	—	152,775	152,775
Enhanced Income Fund
Purchases	59,735	39,455	99,190
Sales	61,848	68,028	129,876
Core Fixed Income Fund
Purchases	6,252,065	695,371	6,947,436
Sales	6,300,915	641,836	6,942,751
U.S Fixed Income Fund
Purchases	3,173,972	359,617	3,533,589
Sales	3,151,224	319,904	3,471,128
High Yield Bond Fund
Purchases	—	956,693	956,693
Sales	—	811,467	811,467
Real Return Fund
Purchases	115,834	—	115,834
Sales	105,309	—	105,309

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Dynamic Asset Allocation Fund(1)
Purchases	$—	$75,580	$75,580
Sales	—	1,292	1,292
Multi-Strategy Alternative Fund
Purchases	—	239,056	239,056
Sales	—	177,632	177,632
Multi-Asset Accumulation Fund
Purchases	—	704,115	704,115
Sales	—	672,894	672,894
Multi-Asset Income Fund
Purchases	3,000	454,277	454,577
Sales	2,004	338,439	340,443
Multi-Asset Inflation Managed Fund
Purchases	—	1,055,519	1,055,519
Sales	—	928,654	928,654
Multi-Asset Capital Stability Fund
Purchases	179,215	112,822	292,037
Sales	195,756	145,393	341,149
Long/Short Alternative Fund(2)
Purchases	—	6,132	6,132
Sales	—	4,118	4,118

(1)	Commenced operations on July 30, 2015.
(2)	Commenced operations on December 19, 2014.

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumu-

SEI Institutional Managed Trust / Annual Report / September 30, 2015	309

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

lation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2015, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2014. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2015.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, net operating losses, collateralized loan obligation basis adjustment, defaulted bond basis adjustment, non-taxable in-kind redemption, utilization of earnings and profits on shareholder redemptions, REIT income reclassification and foreign currency translations have been reclassified to/from the following accounts as of September 30, 2015:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
Large Cap Fund	$—	$(1,230)	$1,230
Large Cap Value Fund	—	(528)	528
Large Cap Growth Fund	—	(1,390)	1,390
Tax-Managed Large Cap Fund	—	(525)	525
S&P 500 Index Fund	1,231,042	68	(1,231,110)
Small Cap Fund	—	504	(504)
Small Cap Value Fund	—	294	(294)
Small Cap Growth Fund	(1,723)	1,926	(203)
Tax-Managed Small/Mid Cap Fund	—	47	(47)
Mid-Cap Fund	—	38	(38)
U.S. Managed Volatility	—	460	(460)
Global Managed Volatility Fund	—	113,329	(113,329)
Tax-Managed Managed Volatility Fund	—	265	(265)
Real Estate Fund	—	827	(827)
Enhanced Income Fund	(1)	292	(291)
Core Fixed Income Fund	—	2,749	(2,749)
U.S. Fixed Income Fund	—	683	(683)
High Yield Bond Fund	—	13,469	(13,469)
Real Return Fund	(1,051)	1,062	(11)
Dynamic Asset Allocation Fund	—	5	(5)
Multi-Strategy Alternative Fund	—	1,801	(1,801)
Multi-Asset Accumulation Fund	(223)	13,808	(13,585)
Multi-Asset Income Fund	—	(2,270)	2,270
Multi-Asset Inflation Managed Fund	(246)	2,933	(2,687)
Multi-Asset Capital Stability Fund	—	2,760	(2,760)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or period ended September 30, 2015 and September 30, 2014 (unless otherwise indicated) was as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2015	$48,726	$176,773	$—	$225,499
	2014	48,424	112,776	—	161,200
Large Cap Value Fund	2015	14,991	100,791	—	115,782
	2014	17,900	—	—	17,900
Large Cap Growth Fund	2015	35,374	84,082	—	119,456
	2014	12,795	24,647	—	37,442
Tax-Managed Large Cap Fund	2015	20,757	—	—	20,757
	2014	18,676	—	—	18,676
S&P 500 Index Fund	2015	31,852	132,452	—	164,304
	2014	50,107	62,316	—	112,423
Small Cap Fund	2015	7,427	32,793	—	40,220
	2014	8,310	19,642	—	27,952
Small Cap Value Fund	2015	9,074	23,600	—	32,674
	2014	2,246	3,291	—	5,537
Small Cap Growth Fund	2015	—	—	—	—
	2014	10	—	—	10
Tax-Managed Small/Mid Cap Fund	2015	792	5,885	—	6,677
	2014	2,853	22,632	—	25,485

310	SEI Institutional Managed Trust / Annual Report / September 30, 2015

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Mid-Cap Fund	2015	$4,125	$4,656	$—	$8,781
	2014	556	2,459	—	3,015
U.S. Managed Volatility Fund	2015	44,185	82,955	—	127,140
	2014	25,724	52,498	—	78,222
Global Managed Volatility Fund	2015	126,600	78,256	—	204,856
	2014	79,214	55,211	—	134,425
Tax-Managed Managed Volatility Fund	2015	15,163	47,229	—	62,392
	2014	13,556	21,058	—	34,614
Real Estate Fund	2015	3,497	10,075	—	13,572
	2014	3,907	—	—	3,907
Enhanced Income Fund	2015	4,293	—	—	4,293
	2014	3,808	—	—	3,808
Core Fixed Income Fund	2015	49,086	—	—	49,086
	2014	52,653	—	—	52,653
U.S. Fixed Income Fund	2015	25,048	—	—	25,048
	2014	21,901	—	—	21,901
High Yield Bond Fund	2015	108,360	—	—	108,360
	2014	124,481	—	—	124,481
Real Return Fund	2015	343	—	1	344
	2014	1,274	1,056	—	2,330
Multi-Strategy Alternative Fund	2015	8,032	—	—	8,032
	2014	3,459	—	—	3,459
Multi-Asset Accumulation Fund	2015	113,427	64,300	—	177,727
	2014	15,631	31,034	—	46,665
Multi-Asset Income Fund	2015	26,291	1,432	—	27,723
	2014	20,220	1,033	—	21,253
Multi-Asset Capital Stability Fund	2015	6,158	4,523	—	10,681
	2014	69	1,110	—	1,179

As of September 30, 2015, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late-Year Loss Deferral ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$4,506	$363,128	$—	$—	$—	$127,458	$1,161	$496,253
Large Cap Value Fund	7,599	171,778	—	—	—	(9,792)	219	169,804
Large Cap Growth Fund	—	248,534	—	—	—	121,206	492	370,232
Tax-Managed Large Cap Fund	5,716	—	(115,219)	—	—	919,305	765	810,567
S&P 500 Index Fund	2,198	—	—	—	—	265,096	245	267,539
Small Cap Fund	4,201	52,901	—	—	—	(3,343)	370	54,127
Small Cap Value Fund	1,103	21,251	—	—	—	3,028	112	25,493
Small Cap Growth Fund	—	—	(17,369)	—	(1,376)	(23,356)	317	(41,784)
Tax-Managed Small/Mid Cap Fund	472	291	—	(3,337)	—	141,583	526	139,535
Mid-Cap Fund	3,009	11,568	—	—	—	(2,975)	38	11,640
U.S. Managed Volatility Fund	8,970	61,982	—	—	—	117,982	227	189,161
Global Managed Volatility Fund	120,731	26,327	—	—	—	38,060	(1,489)	183,629
Tax-Managed Managed Volatility Fund	3,095	36,957	—	—	—	161,904	286	202,242
Real Estate Fund	84	6,598	—	—	—	36,586	—	43,268
Enhanced Income Fund	1,216	—	(126,201)	—	—	(4,905)	14	(129,876)
Core Fixed Income Fund	24,646	—	—	—	—	4,221	(12,154)	16,713
U.S. Fixed Income Fund	13,531	940	—	—	—	20,864	(11,443)	23,892
High Yield Bond Fund	30,139	—	(38,423)	(15,188)	—	(180,140)	(11,433)	(215,045)
Real Return Fund	—	—	(2,859)	—	(1,041)	(6,086)	(107)	(10,093)
Dynamic Asset Allocation Fund	275	—	—	(565)	—	(6,299)	(129)	(6,718)
Multi-Strategy Alternative Fund	2,910	5,487	—	—	—	(24,896)	—	(16,499)

SEI Institutional Managed Trust / Annual Report / September 30, 2015	311

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2015

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late-Year Loss Deferral ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Multi-Asset Accumulation Fund	$24,310	$7,273	$—	$—	$—	$(188,287)	$(3,396)	$(160,100)
Multi-Asset Income Fund	11,461	2,065	—	—	—	(19,820)	(2,674)	(8,968)
Multi-Asset Inflation Managed Fund	4,453	—	(9,983)	(14,788)	—	(76,399)	(569)	(97,286)
Multi-Asset Capital Stability Fund	3,791	1,013	—	—	—	(2,141)	139	2,802
Long/Short Alternative Fund	—	—	—	(1,184)	(265)	(601)	518	(1,532)

Post October losses represent losses realized on investment transactions from November 1, 2014 through September 30, 2015 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through September 30, 2015 and specified losses realized on investment transactions from November 1, 2014 through September 30, 2015, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2015 ($ Thousands)	Expires 2014 ($ Thousands)	Expires 2013 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)
Tax-Managed Large Cap Fund	$—	$(115,219)	$—	$—	$—	$—	$—	$(115,219)
Small Cap Growth Fund	—	(17,369)	—	—	—	—	—	(17,369)
Enhanced Income Fund	(26,775)	(61,655)	(31,835)	(3,335)	—	—	—	(123,600)
High Yield Bond Fund	—	(3,086)	(33,267)	—	—	—	—	(36,353)

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Enhanced Income Fund	$(262)	$(2,339)	$(2,601)
High Yield Bond Fund	(1,150)	(920)	(2,070)
Real Return Fund	(988)	(1,871)	(2,859)
Multi-Asset Inflation Managed Fund	(4,714)	(5,269)	(9,983)

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended September 30, 2015, the following Funds utilized capital loss carryforward to offset capital gains:

Utilized Capital Loss Carryforwards ($ Thousands)
Small Cap Growth Fund	$62,100
Core Fixed Income Fund	11,883
Multi-Strategy Alternative Fund	4,016
Tax-Managed Large Cap Fund	77,699

For Federal income tax purposes, the cost of securities owned at September 30, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2015, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$2,541,454	$288,921	$(160,385)	$128,536
Large Cap Value Fund	1,351,157	88,682	(98,251)	(9,569)
Large Cap Growth Fund	1,334,487	206,872	(85,175)	121,697
Tax-Managed Large Cap Fund	2,315,040	965,271	(45,334)	919,937
S&P 500 Index Fund	372,493	276,095	(10,751)	265,344
Small Cap Fund	560,744	42,874	(45,848)	(2,974)
Small Cap Value Fund	363,578	37,992	(34,928)	3,064
Small Cap Growth Fund	376,560	20,432	(43,471)	(23,039)
Tax-Managed Small/Mid Cap Fund	727,792	152,954	(10,975)	141,979
Mid-Cap Fund	97,705	5,791	(8,728)	(2,937)
U.S. Managed Volatility Fund	1,225,900	176,284	(58,070)	118,214
Global Managed Volatility Fund	2,160,588	160,053	(119,958)	40,095
Tax-Managed Managed Volatility Fund	737,185	182,712	(20,521)	162,191
Real Estate Fund	175,871	41,862	(5,273)	36,589
Enhanced Income Fund	211,884	331	(5,221)	(4,890)

312	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Core Fixed Income Fund	$2,240,485	$51,161	$(44,685)	$6,476
U.S. Fixed Income Fund	1,249,677	32,259	(10,426)	21,833
High Yield Bond Fund	1,851,853	23,242	(204,283)	(181,041)
Real Return Fund	295,242	54	(6,140)	(6,086)
Dynamic Asset Allocation Fund	74,290	223	(6,547)	(6,324)
Multi-Strategy Alternative Fund	552,046	3,046	(27,941)	(24,895)
Multi-Asset Accumulation Fund	1,945,821	24,189	(50,104)	(25,915)
Multi-Asset Income Fund	666,309	7,390	(26,161)	(18,771)
Multi-Asset Inflation Managed Fund	1,376,106	18,077	(128,460)	(110,383)
Multi-Asset Capital Stability Fund	612,661	497	(1,720)	(1,223)
Long/Short Alternative Fund	40,214	—	(601)	(601)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2015 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$37,251	$37,251	$—
Large Cap Value Fund	34,357	34,357	—
Large Cap Growth Fund	5,297	5,297	—
Tax-Managed Large Cap Fund	41,754	41,754	—
S&P 500 Index Fund	1,331	1,331	—
Small Cap Fund	29,539	29,539	—
Small Cap Value Fund	16,674	16,674	—
Small Cap Growth Fund	25,068	25,068	—
Tax-Managed Small/Mid Cap Fund	249,335	249,335	—
Core Fixed Income Fund	3,398	3,398	—
High Yield Bond Fund	4	4	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

In the normal course of business, the Multi-Strategy Alternative Fund invests substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Fund may be affected by events in these industries. The Fund’s Prospectus provides a description of risks associated with the different investments in the underlying affiliated investment companies.

In the normal course of business, the Multi-Asset Funds’ invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Funds’ Prospectus provides a description of the risk associated with the different investments.

The market values of the Core Fixed Income, U.S. Fixed Income, High Yield Bond and Multi-Asset Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating

SEI Institutional Managed Trust / Annual Report / September 30, 2015	313

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2015

agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commodity Risk — The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. IN-KIND TRANSACTIONS

During the fiscal year ended September 30, 2015, the S&P Index Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Gain ($ Thousands)
10/31/2014	16,201	$821,276	$59,392	$591,363
12/30/2014	14,191	806,037	78,774	534,652
2/27/2015	1,639	81,779	3,461	50,889
3/31/2015	95	4,800	69	2,911

During the fiscal year ended September 30, 2014, the S&P Index Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Gain ($ Thousands)
12/19/2013	5,658	$252,371	$24,437	$189,080
3/31/2014	3,131	151,190	6,577	15,121

13. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2015.

314	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-four of the twenty-six funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the year then ended for the Multi-Asset Income Fund, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-six funds comprising the Trust), as of September 30, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians, transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2015, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 30, 2015

SEI Institutional Managed Trust / Annual Report / September 30, 2015	315

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

316	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

SEI Institutional Managed Trust / Annual Report / September 30, 2015	317

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	Since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

318	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2015 to September 30, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 10/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$923.10	0.89%	$4.30
Class Y Shares	$1,000.00	$923.60	0.64%	$3.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class Y Shares	$1,000.00	$1,021.84	0.64%	$3.26
Large Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$893.20	0.89%	$4.23
Class I Shares	$1,000.00	$892.00	1.11%	$5.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class I Shares	$1,000.00	$1,019.50	1.11%	$5.63
Large Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$929.40	0.89%	$4.31
Class I Shares	$1,000.00	$928.40	1.11%	$5.37
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class I Shares	$1,000.00	$1,019.50	1.11%	$5.63

	Beginning Account Value 10/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expense Paid During Period*
Tax-Managed Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$922.70	0.89%	$4.30
Class Y Shares	$1,000.00	$923.40	0.64%	$3.09
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class Y Shares	$1,000.00	$1,021.85	0.64%	$3.25
S &P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$936.60	0.43%	$2.10
Class E Shares	$1,000.00	$937.50	0.25%	$1.22
Class I Shares	$1,000.00	$935.60	0.65%	$3.17
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.91	0.43%	$2.18
Class E Shares	$1,000.00	$1,023.82	0.25%	$1.27
Class I Shares	$1,000.00	$1,021.81	0.65%	$3.29
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$890.80	1.14%	$5.40
Class Y Shares	$1,000.00	$891.60	0.89%	$4.22
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class Y Shares	$1,000.00	$1,020.61	0.89%	$4.51

SEI Institutional Managed Trust / Annual Report / September 30, 2015	319

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value 10/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expense Paid During Period*
Small Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$898.00	1.14%	$5.42
Class I Shares	$1,000.00	$897.30	1.36%	$6.47
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	$1,000.00	$1,018.25	1.36%	$6.88
Small Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$891.70	1.11%	$5.26
Class I Shares	$1,000.00	$890.50	1.36%	$6.45
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	$1,000.00	$1,018.25	1.36%	$6.88
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$909.90	1.11%	$5.31
Class Y Shares	$1,000.00	$911.00	0.89%	$4.26
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	$1,000.00	$1,020.61	0.89%	$4.51
Mid-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$907.60	0.98%	$4.69
Class I Shares	$1,000.00	$906.70	1.20%	$5.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.16	0.98%	$4.96
Class I Shares	$1,000.00	$1,019.05	1.20%	$6.07
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$955.00	1.00%	$4.90
Class I Shares	$1,000.00	$954.40	1.25%	$6.12
Class Y Shares	$1,000.00	$956.30	0.75%	$3.68
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.05	1.00%	$5.06
Class I Shares	$1,000.00	$1,018.80	1.25%	$6.33
Class Y Shares	$1,000.00	$1,021.31	0.75%	$3.80
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$971.30	1.11%	$5.49
Class I Shares	$1,000.00	$969.00	1.36%	$6.71
Class Y Shares	$1,000.00	$972.20	0.86%	$4.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	$1,000.00	$1,018.25	1.36%	$6.88
Class Y Shares	$1,000.00	$1,020.76	0.86%	$4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$968.60	1.00%	$4.93
Class Y Shares	$1,000.00	$978.30	0.74%	$3.07	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.05	1.00%	$5.06
Class Y Shares	$1,000.00	$1,021.36	0.74%	$3.14
Real Estate Fund
Actual Fund Return
Class A Shares	$1,000.00	$925.80	1.14%	$5.50
Class I Shares	$1,000.00	$924.00	1.36%	$6.56
Class Y Shares	$1,000.00	$926.50	0.89%	$4.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	$1,000.00	$1,018.25	1.36%	$6.88
Class Y Shares	$1,000.00	$1,020.61	0.89%	$4.51

	Beginning Account Value 10/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expense Paid During Period*
Enhanced Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$993.10	0.53%	$2.65
Class I Shares	$1,000.00	$993.10	0.71%	$3.55
Class Y Shares	$1,000.00	$993.80	0.45%	$2.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.41	0.53%	$2.69
Class I Shares	$1,000.00	$1,021.51	0.71%	$3.60
Class Y Shares	$1,000.00	$1,022.81	0.45%	$2.28
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$990.00	0.67%	$3.34
Class I Shares	$1,000.00	$988.90	0.89%	$4.44
Class Y Shares	$1,000.00	$1,006.90	0.42%	$1.06	***
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.71	0.67%	$3.40
Class I Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	$1,000.00	$1,022.96	0.42%	$2.13
U.S. Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$993.10	0.66%	$3.30
Class Y Shares	$1,000.00	$994.30	0.41%	$2.05
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.76	0.66%	$3.35
Class Y Shares	$1,000.00	$1,023.01	0.41%	$2.08
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$958.00	0.89%	$4.37
Class I Shares	$1,000.00	$951.30	1.11%	$5.43
Class Y Shares	$1,000.00	$959.20	0.64%	$3.14
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	$1,000.00	$1,021.86	0.64%	$3.24
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$997.00	0.45%	$2.25
Class Y Shares	$1,000.00	$997.00	0.35%	$1.75
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	$1,000.00	$1,023.31	0.35%	$1.78
Dynamic Asset Allocation Fund †
Actual Fund Return
Class A Shares	$1,000.00	$909.00	0.75%	$1.22	****
Class Y Shares	$1,000.00	$909.00	0.49%	$0.79	****
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	$1,000.00	$1,022.61	0.49%	$2.48
Multi-Strategy Alternative Fund
Actual Fund Return
Class A Shares	$1,000.00	$961.00	0.49%	$2.41
Class Y Shares	$1,000.00	$962.90	0.25%	$1.03	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.61	0.49%	$2.48
Class Y Shares	$1,000.00	$1,023.82	0.25%	$1.27
Multi-Asset Accumulation Fund
Actual Fund Return
Class A Shares	$1,000.00	$901.60	1.17%	$5.58
Class Y Shares	$1,000.00	$903.50	0.92%	$4.39
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	$1,000.00	$1,020.46	0.92%	$4.66

320	SEI Institutional Managed Trust / Annual Report / September 30, 2015

	Beginning Account Value 10/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expense Paid During Period*
Multi-Asset Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$993.30	0.85%	$4.25
Class Y Shares	$1,000.00	$993.70	0.75%	$3.75
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.81	0.85%	$4.31
Class Y Shares	$1,000.00	$1,021.31	0.75%	$3.80
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class A Shares	$1,000.00	$971.10	1.13%	$5.58
Class Y Shares	$1,000.00	$972.30	0.88%	$4.35
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.40	1.13%	$5.72
Class Y Shares	$1,000.00	$1,020.66	0.88%	$4.46
Multi-Asset Capital Stability Fund
Actual Fund Return
Class A Shares	$1,000.00	$997.00	0.62%	$3.10
Class Y Shares	$1,000.00	$998.00	0.52%	$2.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	$1,000.00	$1,022.46	0.52%	$2.64
Long/Short Alternative Fund
Actual Fund Return
Class A Shares	$1,000.00	$945.30	1.11%	$5.41
Class Y Shares	$1,000.00	$956.50	0.91%	$3.73	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	$1,000.00	$1,008.00	0.91%	$4.58

†	The Fund commenced operations on July 30, 2015.
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since inception to period end).
***	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since inception to period end).
****	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period since inception to period end).

SEI Institutional Managed Trust / Annual Report / September 30, 2015	321

Board of Trustee Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to any comparable accounts; (vi) the advisory fees charged by SIMC, and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

322	SEI Institutional Managed Trust / Annual Report / September 30, 2015

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Trustees further approved the Advisory Agreement with respect to new series of the Trust at meetings held on December 9-10, 2014 and June 22-23, 2015. Also, certain Sub-Advisory Agreements (other than certain of those operating under an initial two-year term) were either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at meetings of the Board of Trustees held during the course of the Trust’s fiscal year on December 9-10, 2014, March 24-25, 2015, June 22-23, 2015 and September 15-16, 2015. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). For each of the Funds in effect at the time and with at least one year of performance history, the Lipper Report included metrics on risk analysis and, volatility versus total return, (except for Funds with less than three years of performance history) net total return, and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied by the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses for those Funds with at least one year of performance history, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. For those Funds with less than one year of performance history, the Trustees considered Lipper information regarding contractual management fees and contractual total expenses for a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund and its voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has

SEI Institutional Managed Trust / Annual Report / September 30, 2015	323

Board of Trustee Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

324	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2015, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2015, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0%	78%	22%	100%	78%
Large Cap Value Fund	0%	87%	13%	100%	100%
Large Cap Growth Fund	0%	70%	30%	100%	46%
Tax-Managed Large Cap Fund	0%	0%	100%	100%	100%
S&P 500 Index Fund(8)	0%	85%	15%	100%	94%
Small Cap Fund	0%	82%	18%	100%	31%
Small Cap Value Fund	0%	72%	28%	100%	50%
Small Cap Growth Fund	0%	0%	0%	0%	0%
Tax-Managed Small/Mid Cap Fund	0%	88%	12%	100%	100%
Mid-Cap Fund	0%	53%	47%	100%	24%
U.S. Managed Volatility Fund	0%	65%	35%	100%	62%
Global Managed Volatility Fund(7)	0%	38%	62%	100%	11%
Tax-Managed Managed Volatility Fund	0%	76%	24%	100%	100%
Real Estate Fund(6)	0%	58%	42%	100%	0%
Enhanced Income Fund	0%	0%	100%	100%	0%
Core Fixed Income Fund	0%	0%	100%	100%	0%
U.S. Fixed Income Fund	0%	0%	100%	100%	0%
High Yield Bond Fund	0%	0%	100%	100%	0%
Real Return Fund	0%	0%	100%	100%	0%
Dynamic Asset Allocation Fund	0%	0%	0%	0%	0%
Multi-Strategy Alternative Fund	0%	0%	100%	100%	52%
Multi-Asset Accumulation Fund	0%	36%	64%	100%	2%
Multi-Asset Income Fund	0%	5%	95%	100%	3%
Multi-Asset Inflation Managed Fund	0%	0%	0%	0%	0%
Multi-Asset Capital Stability Fund	0%	42%	58%	100%	2%
Long/Short Alternative Fund	0%	0%	0%	0%	0%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	78%	0%	0%	100%
Large Cap Value Fund	100%	0%	0%	0%
Large Cap Growth Fund	44%	0%	0%	100%
Tax-Managed Large Cap Fund	100%	0%	0%	0%
S&P 500 Index Fund	92%	0%	0%	100%
Small Cap Fund	34%	0%	0%	100%
Small Cap Value Fund	44%	0%	0%	100%
Small Cap Growth Fund	0%	0%	0%	0%
Tax-Managed Small/Mid Cap Fund	100%	0%	0%	0%
Mid-Cap Fund	24%	0%	0%	100%
U.S. Managed Volatility Fund	65%	0%	0%	100%
Global Managed Volatility Fund(7)	37%	0%	0%	100%
Tax-Managed Managed Volatility Fund	100%	0%	0%	100%
Real Estate Fund(6)	0%	0%	0%	0%
Enhanced Income Fund	0%	0%	0%	0%
Core Fixed Income Fund	0%	16%	69%	0%
U.S. Fixed Income Fund	0%	23%	63%	100%
High Yield Bond Fund	0%	0%	84%	0%
Real Return Fund	0%	0%	0%	0%
Dynamic Asset Allocation Fund	0%	0%	0%	0%
Multi-Strategy Alternative Fund	32%	0%	0%	0%
Multi-Asset Accumulation Fund	0%	1%	0%	100%
Multi-Asset Income Fund	3%	0%	53%	100%
Multi-Asset Inflation Managed Fund	0%	0%	0%	0%
Multi-Asset Capital Stability Fund	2%	1%	0%	100%
Long/Short Alternative Fund	0%	0%	0%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and

SEI Institutional Managed Trust / Annual Report / September 30, 2015	325

Notice to Shareholders (Unaudited) (Concluded)

net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Information reflects Fund activity based on Fund’s December 31, 2014 tax reporting year.

(7)	The Fund intends to pass through a foreign tax credit to shareholders for fiscal year ended 2015, the total amount of foreign source income is $37,096,757. The total amount of foreign tax credit is $3,372,650. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	This fund is designating a portion of the redemption proceeds as long term capital gain distribution for dividend paid purposes (equalization debits). This designation has no impact on shareholder’s income tax reporting. For shareholders’ income tax reporting, the amount of long term capital gain distribution, if any, will be designated on Form 1099-DIV.

Items (A) and (B) are based on the percentages of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SEI INSTITUTIONAL MANAGED TRUST ANNUAL REPORT SEPTEMBER 30, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-087 (9/15)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal 2015			Fiscal 2014
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$755,000	$0	N/A	$693,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.5%

Consumer Discretionary — 13.0%
Amazon.com, Cl A*	11,254	$5,761
Autoliv (A)	17,400	1,897
Autozone*	8,506	6,157
Bed Bath & Beyond*	57,185	3,261
Best Buy	100,149	3,718
Delphi Automotive	151,063	11,487
Dillard’s, Cl A	75,372	6,587
Discovery Communications, Cl C*	405,026	9,838
Dollar General	188,157	13,630
Foot Locker, Cl A	45,449	3,271
General Motors	1,153,461	34,627
Genuine Parts	54,619	4,527
Goodyear Tire & Rubber	84,526	2,479
Home Depot	140,429	16,218
Kohl’s	51,866	2,402
L Brands	215,227	19,398
Lear	70,019	7,617
Liberty Global, Cl A*	212,602	9,129
Liberty Interactive QVC Group, Cl A*	699,268	18,342
Lowe’s	66,174	4,561
Macy’s	256,940	13,186
Marriott International, Cl A	35,639	2,431
Michael Kors Holdings*	226,499	9,568
Murphy USA*	13,000	714
NetFlix*	31,635	3,266
Nike, Cl B	183,127	22,519
Nordstrom	17,633	1,264
Omnicom Group	244,466	16,110
Restoration Hardware Holdings*	45,202	4,218
Ross Stores	30,347	1,471
Staples	191,344	2,244
Target, Cl A	264,385	20,797
Time Warner	69,076	4,749
Toyota Motor ADR	24,415	2,863
Tribune Media, Cl A	271,398	9,662
TripAdvisor*	229,611	14,470
Tupperware Brands	48,297	2,390
Viacom, Cl B	213,022	9,192
Whirlpool	111,992	16,492

		342,513

Consumer Staples — 8.5%
Altria Group	138,974	7,560
Archer-Daniels-Midland	593,405	24,597
Bunge	95,070	6,969
Constellation Brands, Cl A	35,664	4,466
Costco Wholesale	144,918	20,951
CVS Health	322,289	31,094
Dr Pepper Snapple Group	18,610	1,471

Description	Shares	Market Value ($ Thousands)
Ingredion	16,500	$1,440
JM Smucker	85,539	9,759
Kellogg	194,815	12,965
Kimberly-Clark	185,682	20,247
Kroger	201,536	7,269
Philip Morris International	188,064	14,919
Procter & Gamble	420,853	30,276
Tyson Foods, Cl A	192,171	8,282
Walgreens Boots Alliance	67,683	5,625
Wal-Mart Stores	247,173	16,027

		223,917

Energy — 4.8%
Apache	161,143	6,310
BP ADR	390,924	11,947
Canadian Natural Resources	252,834	4,918
Chevron	226,291	17,850
Cimarex Energy	100,783	10,328
Concho Resources*	51,075	5,021
Continental Resources, Cl A*	35,936	1,041
Devon Energy	326,210	12,099
Halliburton	154,325	5,455
Hess	72,378	3,623
Marathon Petroleum	192,587	8,923
Occidental Petroleum	297,966	19,710
PBF Energy, Cl A	97,041	2,739
Royal Dutch Shell ADR, Cl A	59,456	2,818
Valero Energy	227,036	13,645

		126,427

Financials — 17.8%
Aflac	533,980	31,040
Allstate	184,634	10,753
American Financial Group	50,228	3,461
Ameriprise Financial	31,220	3,407
Assurant	100,480	7,939
Bank of America	1,311,774	20,437
Berkshire Hathaway, Cl B*	218,363	28,475
Capital One Financial	261,770	18,983
Citigroup	683,397	33,903
Crown Castle International†	382,859	30,196
Cullen/Frost Bankers	77,503	4,928
Discover Financial Services	188,260	9,788
Equinix†	68,827	18,818
Everest Re Group	46,332	8,031
Genworth Financial, Cl A*	774,034	3,576
Goldman Sachs Group	8,683	1,509
Hartford Financial Services Group	62,785	2,874
Hatteras Financial†	293,878	4,452
Intercontinental Exchange	87,752	20,621
JPMorgan Chase	749,121	45,674
KKR, Cl Miscellaneous (B)	217,237	3,645
Lincoln National	192,136	9,119
Marsh & McLennan	46,385	2,422

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
MetLife	717,101	$33,811
Moody’s	191,255	18,781
PartnerRe	16,758	2,328
Prudential Financial	40,530	3,089
Reinsurance Group of America, Cl A	81,130	7,350
State Street	142,261	9,561
T. Rowe Price Group	158,112	10,989
Travelers	266,234	26,498
Unum Group	278,145	8,923
Voya Financial	275,395	10,677
Wells Fargo	263,197	13,515

		469,573

Health Care — 14.5%
Abbott Laboratories	66,568	2,677
AbbVie	300,070	16,327
Aetna, Cl A	85,108	9,312
Allergan*	91,689	24,922
AmerisourceBergen	125,504	11,921
Amgen, Cl A	89,115	12,326
Anthem	103,355	14,470
Baxalta	96,714	3,047
Baxter International	131,895	4,333
Becton Dickinson	18,334	2,432
Biogen*	86,602	25,271
C.R. Bard	19,877	3,703
Cardinal Health	77,540	5,956
Celgene, Cl A*	192,501	20,823
Charles River Laboratories International*	36,439	2,315
Community Health Systems*	100,646	4,304
DaVita HealthCare Partners*	66,717	4,826
Edwards Lifesciences, Cl A*	70,918	10,083
Gilead Sciences	299,030	29,362
HCA Holdings*	37,936	2,935
Humana	29,626	5,303
Johnson & Johnson	305,371	28,506
McKesson	28,010	5,183
Merck	370,071	18,278
Mettler Toledo International*	16,852	4,798
Novo Nordisk ADR	55,661	3,019
Perrigo	61,361	9,650
Pfizer	605,815	19,029
Quest Diagnostics	35,560	2,186
Teva Pharmaceutical Industries ADR	125,958	7,112
United Therapeutics*	163,188	21,417
UnitedHealth Group	256,346	29,739
Valeant Pharmaceuticals International*	70,374	12,553
Vertex Pharmaceuticals*	24,271	2,528
Zoetis, Cl A	56,657	2,333

		382,979

Industrials — 7.9%
3M	36,906	5,232
AECOM*	93,990	2,586

Description	Shares	Market Value ($ Thousands)
AGCO	48,500	$2,261
Amerco	3,400	1,338
American Airlines Group	255,754	9,931
Caterpillar, Cl A	65,408	4,275
Chicago Bridge & Iron (A)	339,186	13,452
Crane, Cl A	267,405	12,464
Cummins	66,374	7,207
Deere	41,892	3,100
Delta Air Lines, Cl A	631,445	28,333
General Dynamics	81,089	11,186
Huntington Ingalls Industries, Cl A	50,310	5,391
ITT	60,277	2,015
Lockheed Martin	63,955	13,259
Northrop Grumman	164,931	27,370
Oshkosh Truck	94,361	3,428
Rockwell Collins	63,709	5,214
Southwest Airlines, Cl A	340,383	12,948
Spirit AeroSystems Holdings, Cl A*	49,465	2,391
Triumph Group	185,513	7,806
Union Pacific	57,110	5,049
United Continental Holdings*	36,454	1,934
WW Grainger	93,469	20,097

		208,267

Information Technology — 20.2%
Alliance Data Systems*	60,424	15,649
Amdocs	82,640	4,701
Apple	305,462	33,692
Applied Materials	358,554	5,267
ARRIS Group*	123,027	3,195
Arrow Electronics, Cl A*	26,440	1,462
Automatic Data Processing	148,972	11,971
Avnet	125,676	5,364
Baidu ADR*	49,920	6,860
Broadridge Financial Solutions	13,000	719
Brocade Communications Systems	402,460	4,178
CA	43,400	1,185
CDW	27,100	1,107
Check Point Software Technologies*	58,442	4,636
Cisco Systems	1,040,492	27,313
Computer Sciences	10,700	657
CoreLogic*	20,500	763
eBay*	456,078	11,147
Electronic Arts*	167,732	11,364
EMC	99,900	2,414
Facebook, Cl A*	255,867	23,002
Fidelity National Information Services, Cl B	18,500	1,241
Google, Cl A*	57,561	36,745
Google, Cl C*	23,112	14,062
Harris	49,721	3,637
Hewlett-Packard	1,198,059	30,682
Ingram Micro, Cl A	135,931	3,703
Intel	739,481	22,288

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
International Business Machines	100,741	$14,604
Intuit	91,233	8,097
Juniper Networks	45,620	1,173
Lam Research	159,022	10,389
LinkedIn, Cl A*	24,932	4,740
MasterCard, Cl A	215,067	19,382
Microchip Technology (A)	210,249	9,060
Micron Technology*	749,299	11,224
Microsoft	585,363	25,908
NCR*	379,993	8,645
NetApp	562,571	16,652
PayPal Holdings*	295,156	9,162
Qualcomm	622,669	33,456
salesforce.com inc*	162,467	11,280
Skyworks Solutions	29,982	2,525
Splunk*	49,236	2,725
Tech Data*	44,721	3,063
Texas Instruments	66,904	3,313
Visa, Cl A	409,155	28,502
Western Digital	71,766	5,701
Workday, Cl A*	60,057	4,135
Xerox	647,486	6,300
Yelp, Cl A*	131,375	2,846

		531,886

Materials — 3.0%
Ball	47,396	2,948
Cabot	27,000	852
Eastman Chemical	115,389	7,468
Ecolab	117,307	12,871
Louisiana-Pacific*	119,037	1,695
LyondellBasell Industries, Cl A	148,536	12,382
Mosaic	163,961	5,101
Owens-Illinois*	206,694	4,283
Reliance Steel & Aluminum	155,081	8,376
Rio Tinto ADR (A)	292,550	9,894
Sherwin-Williams, Cl A	60,981	13,585

		79,455

Telecommunication Services — 1.2%
Verizon Communications	715,883	31,148

Utilities — 1.7%
Ameren	32,300	1,365
American Electric Power	209,474	11,911
DTE Energy	25,877	2,080
Entergy	78,744	5,126
Public Service Enterprise Group	571,025	24,074

		44,556

Total Common Stock (Cost $2,299,169) ($ Thousands)		2,440,721

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
CASH EQUIVALENT — 7.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%**††	189,621,202	$189,621

Total Cash Equivalent (Cost $189,621) ($ Thousands)		189,621

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P.
0.050%**†† (C)	36,417,796	36,418

Total Affiliated Partnership (Cost $36,418) ($ Thousands)		36,418

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.110%, 02/04/2016 (D) (E)	$3,230	3,230

Total U.S. Treasury Obligation (Cost $3,229) ($ Thousands)		3,230

Total Investments — 101.2% (Cost $2,528,437) ($ Thousands)		$2,669,990

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	685	Dec-2015	$(884)
S&P Mid 400 Index E-MINI	58	Dec-2015	(194)

			$(1,078)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,639,740 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $37,251 ($ Thousands).

(B)	Security considered Master Limited Partnership. At September 30, 2015 these securities amounted to $3,645 or 0.14% of net assets.

(C)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $36,418 ($Thousands).

(D)	The rate reported is the effective yield at the time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)

September 30, 2015

L.P. — Limited Partnership

S&P — Standard and Poor’s

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,440,721	$—	$—	$2,440,721
Cash Equivalent	189,621	—	—	189,621
Affiliated Partnership	—	36,418	—	36,418
U.S. Treasury Obligation	—	3,230	—	3,230

Total Investments in Securities	$2,630,342	$39,648	$—	$2,669,990

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,078)	$—	$—	$(1,078)

Total Other Financial Instruments	$(1,078)	$—	$—	$(1,078)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.5%‡

Consumer Discretionary — 9.0%
Autoliv (A)	6,723	$733
Best Buy	35,610	1,322
Dick’s Sporting Goods	25,534	1,266
Dillard’s, Cl A	14,147	1,236
Dollar General	73,825	5,348
Foot Locker, Cl A	22,289	1,604
General Motors	875,538	26,284
Goodyear Tire & Rubber	139,774	4,100
Kohl’s	56,205	2,603
Lear	71,442	7,771
Lowe’s	18,976	1,308
Macy’s	205,468	10,545
Michael Kors Holdings*	181,757	7,677
NVR*	3,986	6,080
Omnicom Group	115,450	7,608
Toyota Motor ADR (A)	95,875	11,244
Tribune Media, Cl A	172,394	6,137
Tupperware Brands	89,360	4,422
Viacom, Cl B	154,609	6,672
Whirlpool	22,510	3,315

		117,275

Consumer Staples — 6.2%
Archer-Daniels-Midland	78,700	3,262
Bunge	108,281	7,937
CVS Health	92,188	8,894
Dr Pepper Snapple Group	13,100	1,036
Herbalife* (A)	22,796	1,242
Ingredion	32,300	2,820
JM Smucker	69,971	7,983
Kimberly-Clark	34,917	3,807
Kroger	34,541	1,246
Philip Morris International	274,753	21,796
Procter & Gamble	59,812	4,303
Tyson Foods, Cl A	55,165	2,378
Wal-Mart Stores	227,596	14,758

		81,462

Energy — 9.4%
Apache	68,619	2,687
BP ADR	234,943	7,180
Canadian Natural Resources	220,100	4,281
Chevron	238,354	18,801
Cimarex Energy	74,963	7,682
Continental Resources, Cl A*	56,207	1,628
Devon Energy	299,595	11,112
Dril-Quip*	18,636	1,085
Ensco, Cl A	244,721	3,446
EOG Resources	18,157	1,322
Exxon Mobil	100,471	7,470
Halliburton	212,114	7,498

Description	Shares	Market Value ($ Thousands)
Hess	40,310	$2,018
Marathon Petroleum	188,683	8,742
Noble (A)	102,106	1,114
Occidental Petroleum	247,186	16,351
Oceaneering International, Cl A	9,470	372
PBF Energy, Cl A	153,590	4,336
Royal Dutch Shell ADR, Cl A	52,655	2,495
Schlumberger, Cl A	25,358	1,749
Tesoro	20,996	2,042
Valero Energy	147,600	8,871

		122,282

Financials — 26.6%
Aflac	85,078	4,946
Alleghany*	2,830	1,325
Allstate	193,406	11,264
Ally Financial*	118,119	2,407
American International Group	227,419	12,922
Ameriprise Financial	37,175	4,057
Assurant	45,930	3,629
Bank of America	2,246,869	35,006
Berkshire Hathaway, Cl B*	32,979	4,300
Blackstone Group	57,053	1,807
Capital One Financial	99,062	7,184
CBRE Group, Cl A*	32,422	1,038
CIT Group	15,030	602
Citigroup	604,155	29,972
Cullen/Frost Bankers	38,103	2,422
Discover Financial Services	77,661	4,038
Everest Re Group	56,336	9,765
Genworth Financial, Cl A*	712,430	3,291
Goldman Sachs Group	57,132	9,927
Hartford Financial Services Group	157,620	7,216
Hatteras Financial †	332,988	5,045
Huntington Bancshares	418,270	4,434
Jones Lang LaSalle	5,030	723
JPMorgan Chase	616,190	37,569
KKR, Cl Miscellaneous (B)	278,352	4,671
Lincoln National	115,547	5,484
Marsh & McLennan	157,851	8,243
McGraw-Hill	36,460	3,154
MetLife	719,314	33,916
Moody’s	35,230	3,460
Morgan Stanley	47,172	1,486
Nomura Holdings Inc ADR (A)	205,605	1,197
PartnerRe	9,398	1,305
PNC Financial Services Group	97,974	8,739
Prudential Financial	34,730	2,647
Reinsurance Group of America, Cl A	80,623	7,304
RenaissanceRe Holdings	33,807	3,594
Santander Consumer USA Holdings*	219,314	4,478
State Street	97,031	6,521
T. Rowe Price Group	103,826	7,216

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Travelers	144,515	$14,383
Two Harbors Investment†	235,279	2,075
Unum Group	106,800	3,426
Voya Financial	511,904	19,846

		348,034

Health Care — 11.8%
Abbott Laboratories	35,222	1,417
AbbVie	72,100	3,923
Aetna, Cl A	12,890	1,410
AmerisourceBergen	42,529	4,040
Amgen, Cl A	72,530	10,032
Anthem	65,383	9,154
Baxter International	118,301	3,886
Becton Dickinson	31,917	4,234
Cardinal Health	107,730	8,276
Community Health Systems*	196,802	8,417
DaVita HealthCare Partners*	31,088	2,249
Dentsply International	67,224	3,400
Endo International*	33,700	2,335
Gilead Sciences	110,844	10,884
Johnson & Johnson	258,482	24,129
Laboratory Corp of America Holdings*	28,735	3,117
McKesson	28,460	5,266
Merck	80,140	3,958
Mylan*	39,962	1,609
Pfizer	630,710	19,810
Quest Diagnostics	121,560	7,472
Teva Pharmaceutical Industries ADR	125,812	7,103
United Therapeutics*	30,188	3,962
UnitedHealth Group	34,603	4,014

		154,097

Industrials — 10.5%
3M	30,888	4,379
AECOM*	82,085	2,258
American Airlines Group	169,075	6,565
Boeing	10,922	1,430
Caterpillar, Cl A	124,286	8,124
Chicago Bridge & Iron (A)	306,681	12,163
Crane, Cl A	247,564	11,539
Deere	16,095	1,191
Delta Air Lines, Cl A	282,337	12,669
Eaton	123,958	6,359
Emerson Electric	28,424	1,255
FedEx	84,479	12,163
General Dynamics	23,107	3,188

Description	Shares	Market Value ($ Thousands)
Huntington Ingalls Industries, Cl A	11,440	$1,226
Illinois Tool Works	69,180	5,694
L-3 Communications Holdings	29,261	3,058
Northrop Grumman	84,444	14,014
Oshkosh Truck	85,964	3,123
Triumph Group	220,985	9,299
United Continental Holdings*	28,483	1,511
WW Grainger	74,564	16,032

		137,240

Information Technology — 11.6%
Amdocs	153,424	8,727
Applied Materials	255,254	3,750
ARRIS Group*	130,418	3,387
Automatic Data Processing	43,948	3,532
Check Point Software Technologies*	52,312	4,150
Cisco Systems	489,720	12,855
Factset Research Systems	41,620	6,651
Flextronics International*	198,890	2,096
Harris	20,900	1,529
Hewlett-Packard	574,944	14,725
Intel	528,314	15,924
International Business Machines	34,653	5,023
Jabil Circuit	75,254	1,684
Lam Research	84,423	5,515
Microchip Technology	201,748	8,693
Micron Technology*	476,021	7,131
NCR*	407,473	9,270
NetApp	335,705	9,937
Qualcomm	195,056	10,480
Symantec, Cl A	455,638	8,871
VeriSign* (A)	54,010	3,811
Western Digital	30,441	2,418
Xerox	156,021	1,518

		151,677

Materials — 4.0%
Dow Chemical, Cl A	64,100	2,718
Eastman Chemical	145,264	9,402
International Paper	240,272	9,080
Louisiana-Pacific*	148,426	2,113
Mosaic	311,680	9,696
Owens-Illinois*	63,621	1,318
Reliance Steel & Aluminum	166,494	8,992
Rio Tinto ADR (A)	232,921	7,878
Sonoco Products	30,284	1,143
WestRock	5,309	273

		52,613

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
Telecommunication Services — 1.9%
AT&T	74,200	$2,417
China Mobile ADR	91,811	5,463
Verizon Communications	394,095	17,147

		25,027

Utilities — 3.5%
AES	114,709	1,123
Ameren	36,600	1,547
American Electric Power	225,628	12,830
Edison International	151,485	9,554
Entergy	183,996	11,978
Public Service Enterprise Group	201,214	8,483

		45,515

Total Common Stock (Cost $1,210,145) ($ Thousands)		1,235,222

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%**††	71,835,345	71,835

Total Cash Equivalent (Cost $71,835) ($ Thousands)		71,835

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P.
0.050%**†† (C)	33,725,623	33,726

Total Affiliated Partnership (Cost $33,726) ($ Thousands)		33,726

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.110%, 02/04/2016 (D) (E)	805	805

Total U.S. Treasury Obligation (Cost $805) ($ Thousands)		805

Total Investments — 102.6% (Cost $1,316,511) ($ Thousands)		$1,341,588

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	5	Dec-2015	$(22)
S&P 500 Index E-MINI	141	Dec-2015	(200)

			$(222)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,307,510 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $34,357 ($ Thousands).

(B)	Security considered Master Limited Partnership. At September 30, 2015, these securities amounted to $4,671 or 0.36% of net assets.

(C)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $33,726 ($Thousands).

(D)	The rate reported is the effective yield at the time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard and Poor’s

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,235,222	$—	$—	$1,235,222
Cash Equivalent	71,835	—	—	71,835
Affiliated Partnership	—	33,726	—	33,726
U.S. Treasury Obligation	—	805	—	805

Total Investments in Securities	$1,307,057	$34,531	$—	$1,341,588

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(222)	$—	$—	$(222)

Total Other Financial Instruments	$(222)	$—	$—	$(222)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Concluded)

September 30, 2015

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.7%‡

Consumer Discretionary — 19.3%
Amazon.com, Cl A*	57,982	$29,680
Autozone*	13,614	9,854
Bed Bath & Beyond*	46,516	2,653
Carter’s	17,163	1,556
Delphi Automotive	122,608	9,323
Discovery Communications, Cl C*	602,720	14,640
Dollar General	258,287	18,710
Genuine Parts	98,396	8,156
Hanesbrands	91,202	2,639
Home Depot	83,274	9,617
L Brands	265,569	23,936
Lear	18,984	2,065
Liberty Global, Cl A*	250,846	10,771
Liberty Interactive QVC Group, Cl A*	1,095,467	28,734
Marriott International, Cl A	89,238	6,086
NetFlix*	116,888	12,070
Nike, Cl B	334,307	41,110
Nordstrom	35,296	2,531
O’Reilly Automotive*	7,185	1,796
Panera Bread, Cl A*	22,598	4,371
Polaris Industries	22,548	2,703
Restoration Hardware Holdings*	68,406	6,383
TJX	49,464	3,533
TripAdvisor*	400,236	25,223
Yum! Brands	18,914	1,512

		279,652

Consumer Staples — 5.9%
Clorox	64,853	7,493
Constellation Brands, Cl A	76,191	9,540
Costco Wholesale	139,082	20,107
CVS Health	48,120	4,643
Dr Pepper Snapple Group	76,916	6,080
Kimberly-Clark	69,884	7,620
Mead Johnson Nutrition, Cl A	50,973	3,588
Philip Morris International	51,139	4,057
Walgreens Boots Alliance	264,235	21,958

		85,086

Energy — 0.3%
Concho Resources*	45,764	4,499

Financials — 9.0%
Berkshire Hathaway, Cl B*	140,171	18,278
Crown Castle International†	544,791	42,968
Equinix†	96,596	26,409
Intercontinental Exchange	107,605	25,286
Moody’s	176,217	17,305

		130,246

Description	Shares	Market Value ($ Thousands)
Health Care — 19.7%
AbbVie	203,267	$11,060
Allergan*	158,871	43,183
AmerisourceBergen	31,365	2,980
Biogen*	114,466	33,402
C.R. Bard	17,876	3,330
Cardinal Health	59,493	4,570
Celgene, Cl A*	370,643	40,092
Gilead Sciences	56,681	5,566
Henry Schein*	40,470	5,371
Humana	51,167	9,159
Illumina*	12,000	2,110
McKesson	26,883	4,974
Mettler Toledo International*	18,245	5,195
Novo Nordisk ADR	255,826	13,876
Perrigo	117,884	18,540
Quintiles Transnational Holdings*	19,471	1,355
United Therapeutics*	126,523	16,605
UnitedHealth Group	223,741	25,956
Valeant Pharmaceuticals International*	177,151	31,600
Vertex Pharmaceuticals*	61,863	6,442

		285,366

Industrials — 3.5%
C.H. Robinson Worldwide	69,635	4,720
Delta Air Lines, Cl A	124,702	5,596
FedEx	31,666	4,559
General Dynamics	38,547	5,317
JB Hunt Transport Services	19,440	1,388
Lockheed Martin	46,702	9,682
Robert Half International	27,493	1,407
Union Pacific	211,132	18,666

		51,335

Information Technology — 34.7%
Alliance Data Systems*	79,347	20,549
Apple	183,190	20,206
Baidu ADR*	88,452	12,154
CDW	36,173	1,478
eBay*	747,752	18,275
Electronic Arts*	352,121	23,856
F5 Networks, Cl A*	13,689	1,585
Facebook, Cl A*	561,496	50,478
Factset Research Systems	8,964	1,432
Gartner*	20,300	1,704
Google, Cl C*	30,394	18,492
Google, Cl A*	94,202	60,136
IAC	22,840	1,491
Intel	82,979	2,501

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Concluded)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
International Business Machines	75,390	$10,929
Intuit	221,295	19,640
Jack Henry & Associates	21,044	1,465
LinkedIn, Cl A*	44,833	8,524
MasterCard, Cl A	425,676	38,362
Microsoft	747,941	33,104
Mobileye* (A)	84,275	3,833
PayPal Holdings*	613,569	19,045
Qualcomm	704,287	37,842
salesforce.com inc*	312,674	21,709
Splunk*	58,286	3,226
Tencent Holdings ADR	298,502	5,039
VeriSign* (A)	20,808	1,468
Visa, Cl A	777,136	54,136
Workday, Cl A*	111,242	7,660
Yelp, Cl A*	97,131	2,104

		502,423

Materials — 2.2%
Ball	37,721	2,346
Ecolab	115,134	12,633
Sherwin-Williams, Cl A	77,868	17,347

		32,326

Total Common Stock (Cost $1,239,697) ($ Thousands)		1,370,933

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%**††	78,356,185	78,356

Total Cash Equivalent (Cost $78,356) ($ Thousands)		78,356

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.050%**†† (B)	5,199,408	5,199

Total Affiliated Partnership (Cost $5,199) ($ Thousands)		5,199

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.110%, 02/04/2016 (C) (D)	$1,696	1,696

Total U.S. Treasury Obligation (Cost $1,696) ($ Thousands)		1,696

Total Investments — 100.6% (Cost $1,324,948) ($ Thousands)		$1,456,184

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	22	Dec-2015	$(105)
S&P 500 Index E-MINI	257	Dec-2015	(386)

			$(491)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,448,204 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $5,297 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $5,199 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard and Poor’s

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,370,933	$—	$—	$1,370,933
Cash Equivalent	78,356	—	—	78,356
Affiliated Partnership	—	5,199	—	5,199
U.S. Treasury Obligation	—	1,696	—	1,696

Total Investments in Securities	$1,449,289	$6,895	$—	$1,456,184

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(491)	$—	$—	$(491)

Total Other Financial Instruments	$(491)	$—	$—	$(491)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.7%

Consumer Discretionary — 14.8%
Amazon.com, Cl A*	46,718	$23,914
Autoliv (A)	54,911	5,986
Autozone*	1,380	999
Bed Bath & Beyond*	18,911	1,078
Best Buy	423,894	15,735
Big Lots	23,338	1,118
CBS, Cl B	62,300	2,486
Charter Communications, Cl A* (A)	12,216	2,148
Coach	56,395	1,632
Comcast, Cl A	81,471	4,634
CST Brands	26,846	904
Darden Restaurants	3,127	214
Delphi Automotive	183,109	13,924
Dillard’s, Cl A	32,159	2,811
Discovery Communications, Cl C*	208,668	5,069
DISH Network, Cl A*	15,063	879
Dollar General	68,724	4,978
Expedia	11,877	1,398
Foot Locker, Cl A	30,000	2,159
Ford Motor	249,297	3,383
GameStop, Cl A (A)	164,221	6,768
Gap	100,419	2,862
General Motors	1,039,135	31,195
Genuine Parts	2,400	199
Goodyear Tire & Rubber	165,439	4,852
Graham Holdings, Cl B	809	467
H&R Block	52,113	1,886
Harman International Industries, Cl A	20,969	2,013
Home Depot	150,216	17,349
Interpublic Group	55,709	1,066
Kohl’s	165,423	7,661
L Brands	177,912	16,035
Lear	115,549	12,569
Liberty Global, Cl A*	25,936	1,114
Liberty Interactive QVC Group, Cl A*	569,028	14,925
Liberty Ventures, Ser A*	97,716	3,943
Lowe’s	115,125	7,934
Macy’s	317,448	16,292
Magna International, Cl A	77,611	3,726
Michael Kors Holdings*	368,459	15,564
Murphy USA*	24,225	1,331
NetFlix*	61,075	6,307
Newell Rubbermaid, Cl B	63,977	2,541
Nike, Cl B	236,598	29,094
Nordstrom	117,714	8,441
Omnicom Group	179,517	11,830
Priceline Group*	11,858	14,667
Restoration Hardware Holdings*	40,121	3,744
Signet Jewelers	40,637	5,532

Description	Shares	Market Value ($ Thousands)
Staples	384,075	$4,505
Starbucks	227,286	12,919
Target, Cl A	73,213	5,759
TEGNA	153,973	3,447
Tempur-Pedic International*	21,091	1,507
Time Warner	41,985	2,886
Time Warner Cable, Cl A	59,984	10,759
TJX	84,954	6,067
Toyota Motor ADR	71,600	8,397
TripAdvisor*	208,861	13,162
Tupperware Brands	92,409	4,573
Twenty-First Century Fox, Cl A	114,501	3,089
Under Armour, Cl A*	66,082	6,395
Viacom, Cl B	276,315	11,923
Vista Outdoor*	25,714	1,142
Walt Disney	114,940	11,747
Whirlpool	86,971	12,807
Wyndham Worldwide	55,235	3,972

		472,412

Consumer Staples — 8.9%
Altria Group	127,397	6,930
Anheuser-Busch InBev ADR	85,244	9,063
Archer-Daniels-Midland	360,428	14,940
Bunge	51,566	3,780
Campbell Soup	20,346	1,031
Clorox	61,354	7,088
Coca-Cola	84,125	3,375
Coca-Cola Enterprises	20,024	968
ConAgra Foods	73,874	2,993
Constellation Brands, Cl A	10,975	1,374
Costco Wholesale	190,219	27,500
CVS Health	260,343	25,118
Dr Pepper Snapple Group	25,908	2,048
Estee Lauder, Cl A	133,085	10,737
General Mills, Cl A	45,000	2,526
Herbalife* (A)	—	—
Hershey	3,593	330
Ingredion	22,400	1,956
JM Smucker	70,046	7,991
Kimberly-Clark	51,071	5,569
Kraft Heinz	13,143	927
Kroger	530,992	19,153
Mead Johnson Nutrition, Cl A	117,075	8,242
Mondelez International, Cl A	244,723	10,247
PepsiCo	3,825	361
Philip Morris International	198,833	15,774
Pilgrim’s Pride (A)	103,552	2,152
Procter & Gamble	83,374	5,998
Reynolds American	242,984	10,757
SYSCO, Cl A	224,792	8,760
Tyson Foods, Cl A	381,578	16,446
Walgreens Boots Alliance	299,929	24,924

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Wal-Mart Stores	349,798	$22,681
Whole Foods Market	104,265	3,300

		285,039

Energy — 5.3%
Apache	75,939	2,974
Chevron	317,807	25,069
Cimarex Energy	16,044	1,644
ConocoPhillips	211,610	10,149
Continental Resources, Cl A*	204,675	5,929
Devon Energy	346,396	12,848
EOG Resources	197,384	14,369
EP Energy, Cl A*	501,648	2,583
Exxon Mobil	164,776	12,251
Halliburton	211,923	7,491
Hess	12,081	605
Marathon Oil	39,221	604
Marathon Petroleum	236,591	10,961
Newfield Exploration*	108,529	3,571
Noble (A)	566,724	6,183
PBF Energy, Cl A	294,462	8,313
Phillips 66	151,255	11,622
Royal Dutch Shell ADR, Cl A	219,515	10,403
SM Energy	92,683	2,970
Tesoro	20,299	1,974
Valero Energy	244,102	14,670
Western Refining	29,977	1,323

		168,506

Financials — 17.0%
ACE	32,344	3,344
Aflac	404,411	23,508
Allstate	59,438	3,462
American Financial Group	39,790	2,742
American International Group	427,771	24,306
Ameriprise Financial	82,444	8,997
Annaly Capital Management†	194,329	1,918
Assurant	132,522	10,471
Bank of America	2,177,912	33,932
Bank of New York Mellon	76,697	3,003
BB&T	21,661	771
Berkshire Hathaway, Cl B*	111,399	14,526
Blackstone Group	295,137	9,347
Brandywine Realty Trust†	101,137	1,246
Capital One Financial	123,682	8,969
CBL & Associates Properties†	28,663	394
CBRE Group, Cl A*	87,805	2,810
Chubb	116,994	14,349
Citigroup	505,196	25,063
CME Group	87,815	8,144
Crown Castle International†	321,932	25,391
Discover Financial Services	241,586	12,560
Equinix†	47,258	12,920

Description	Shares	Market Value ($ Thousands)
Everest Re Group	57,218	$9,918
Fifth Third Bancorp	478,279	9,044
Genworth Financial, Cl A*	2,909,896	13,444
Goldman Sachs Group	29,481	5,123
Hartford Financial Services Group	101,910	4,666
Hatteras Financial†	138,463	2,098
Hospitality Properties Trust†	55,114	1,410
Host Hotels & Resorts†	15,849	251
Huntington Bancshares	321,477	3,408
Intercontinental Exchange	50,070	11,766
JPMorgan Chase	544,019	33,169
KeyCorp	816,571	10,623
Lincoln National	182,558	8,664
McGraw-Hill	110,000	9,515
MetLife	567,513	26,758
Moody’s	10,667	1,047
Navient	76,532	860
Nomura Holdings ADR	1,238,058	7,205
PartnerRe	73,774	10,246
PNC Financial Services Group	130,957	11,681
Principal Financial Group, Cl A	25,255	1,196
Progressive	249,291	7,638
Prudential Financial	44,724	3,408
Public Storage†	4,106	869
Radian Group	172,593	2,746
Regions Financial	507,300	4,571
Reinsurance Group of America, Cl A	80,696	7,310
Santander Consumer USA Holdings*	401,442	8,198
Simon Property Group†	6,723	1,235
State Street	40,538	2,725
SunTrust Banks	42,377	1,620
Torchmark, Cl A	17,535	989
Travelers	120,419	11,985
Two Harbors Investment†	973,444	8,586
Unum Group	110,928	3,559
US Bancorp	65,779	2,698
Validus Holdings	28,272	1,274
Voya Financial	319,951	12,405
Wells Fargo	525,725	26,996
Weyerhaeuser, Cl REIT†	17,503	478

		543,555

Health Care — 14.1%
Abbott Laboratories	99,343	3,996
AbbVie	211,404	11,502
Aetna, Cl A	102,433	11,207
Alexion Pharmaceuticals*	43,689	6,832
Allergan*	22,763	6,187
AmerisourceBergen	105,505	10,022
Amgen, Cl A	120,417	16,656
Anthem	122,039	17,086
Ariad Pharmaceuticals*	278,000	1,623

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Baxalta	222,016	$6,996
Baxter International	36,801	1,209
Becton Dickinson	2,360	313
Biogen*	66,729	19,472
Bristol-Myers Squibb	51,513	3,050
Cardinal Health	108,112	8,305
Celgene, Cl A*	328,637	35,549
Charles River Laboratories International*	14,173	900
Cigna	68,071	9,191
Community Health Systems*	39,000	1,668
DaVita HealthCare Partners*	91,254	6,600
Edwards Lifesciences, Cl A*	30,319	4,310
Eli Lilly	51,961	4,349
Endo International*	29,070	2,014
Express Scripts Holding*	32,985	2,671
Gilead Sciences	306,038	30,050
HCA Holdings*	91,112	7,048
Health Net, Cl A*	67,176	4,045
Henry Schein*	1,000	133
Horizon Pharma*	187,502	3,716
Humana	98,966	17,715
Idexx Laboratories*	72,356	5,372
Illumina*	5,970	1,050
Intuitive Surgical*	15,106	6,942
Jazz Pharmaceuticals*	14,725	1,956
Johnson & Johnson	192,388	17,959
Mallinckrodt*	58,092	3,714
McKesson	63,426	11,736
Merck	271,251	13,397
Novo Nordisk ADR	219,181	11,888
Perrigo	34,098	5,363
Pfizer	706,138	22,180
Shire ADR	64,967	13,333
St. Jude Medical	64,996	4,101
Teva Pharmaceutical Industries ADR	284,016	16,036
United Therapeutics*	132,358	17,371
UnitedHealth Group	145,206	16,845
Valeant Pharmaceuticals International*	101,559	18,116
Vertex Pharmaceuticals*	7,611	793
Zimmer Biomet Holdings	37,448	3,518
Zoetis, Cl A	129,613	5,337
ZS Pharma*	19,733	1,296

		452,718

Industrials — 8.1%
3M	22,380	3,173
AECOM*	109,650	3,017
AGCO	52,600	2,453
Alaska Air Group	181,446	14,416
American Airlines Group	45,779	1,778
Babcock & Wilcox, Cl W*	37,080	977
Canadian Pacific Railway	59,321	8,517
Caterpillar, Cl A	16,328	1,067

Description	Shares	Market Value ($ Thousands)
Chicago Bridge & Iron (A)	98,748	$3,916
Crane, Cl A	249,524	11,630
Cummins	41,125	4,465
Danaher, Cl A	125,204	10,669
Deere	7,864	582
Delta Air Lines, Cl A	583,630	26,187
FedEx	20,626	2,970
General Dynamics	19,797	2,731
General Electric	224,840	5,670
Huntington Ingalls Industries, Cl A	63,273	6,780
Illinois Tool Works	72,823	5,994
ITT	12,586	421
Kansas City Southern	20,374	1,851
L-3 Communications Holdings	67,566	7,062
Lockheed Martin	35,370	7,333
ManpowerGroup	18,167	1,488
Masco	134,463	3,386
Northrop Grumman	156,994	26,053
Orbital ATK	12,857	924
Oshkosh Truck	98,940	3,595
PACCAR	48,445	2,527
Parker-Hannifin, Cl A	18,236	1,774
Pentair	27,867	1,422
Precision Castparts	5,500	1,263
Raytheon	135,818	14,840
Rockwell Collins	13,708	1,122
Roper Technologies	60,847	9,535
RR Donnelley & Sons	93,388	1,360
Southwest Airlines, Cl A	409,362	15,572
Stericycle, Cl A*	65,826	9,170
Textron	103,496	3,896
Triumph Group	255,238	10,740
Union Pacific	54,566	4,824
United Continental Holdings*	118,886	6,307
Waste Management	18,232	908
WW Grainger	16,859	3,625

		257,990

Information Technology — 20.2%
Accenture, Cl A	117,395	11,535
Adobe Systems*	180,959	14,879
Akamai Technologies*	12,058	833
Alliance Data Systems*	22,877	5,925
Amdocs	87,071	4,953
Amphenol, Cl A	195,242	9,949
Ansys*	62,424	5,502
Apple	409,280	45,143
Applied Materials	507,844	7,460
ARRIS Group*	83,005	2,156
Automatic Data Processing	65,350	5,251
Avago Technologies, Cl A	16,654	2,082
Avnet	36,856	1,573
Baidu ADR*	51,638	7,095

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Broadcom, Cl A	61,995	$3,188
Brocade Communications Systems	456,866	4,742
CA	54,139	1,478
Cisco Systems	844,473	22,168
Cognizant Technology Solutions, Cl A*	118,413	7,414
Computer Sciences	28,981	1,779
CoreLogic*	75,234	2,801
Corning, Cl B	215,764	3,694
DST Systems	11,635	1,223
eBay*	416,088	10,169
Electronic Arts*	257,683	17,458
EMC	202,941	4,903
Facebook, Cl A*	314,549	28,278
Fidelity National Information Services, Cl B	64,209	4,307
Fiserv, Cl A*	42,046	3,642
Freescale Semiconductor*	89,002	3,256
Genpact*	160,287	3,784
Global Payments	17,235	1,977
Google, Cl A*	26,214	16,734
Google, Cl C*	40,396	24,578
Harris	25,220	1,845
Hewlett-Packard	1,412,876	36,184
Ingram Micro, Cl A	180,237	4,910
Intel	570,596	17,198
International Business Machines	51,684	7,493
Intuit	156,005	13,845
Juniper Networks	49,241	1,266
Lam Research	9,627	629
Lexmark International, Cl A	23,673	686
LinkedIn, Cl A*	23,036	4,380
MasterCard, Cl A	394,592	35,561
Microchip Technology	34,919	1,505
Micron Technology*	1,187,915	17,795
Microsoft	435,353	19,269
NCR*	693,102	15,768
NetApp	382,437	11,320
Oracle, Cl B	334,529	12,083
PayPal Holdings*	342,300	10,625
Qualcomm	600,621	32,271
Red Hat*	1,214	87
salesforce.com inc*	55,002	3,819
Seagate Technology	59,751	2,677
Skyworks Solutions	63,738	5,367
Symantec, Cl A	139,365	2,713
Tech Data*	22,300	1,528
Tencent Holdings ADR	335,346	5,661
Texas Instruments	259,210	12,836
VeriSign* (A)	91,384	6,448
Visa, Cl A	556,476	38,764
Vishay Intertechnology	88,686	859
Western Digital	185,066	14,702
Western Union	135,094	2,480

Description	Shares	Market Value ($ Thousands)
Workday, Cl A*	50,353	$3,467
Xerox	526,275	5,121
Yahoo!*	73,377	2,121
Yelp, Cl A*	75,749	1,641

		646,833

Materials — 2.7%
Cabot	18,468	583
Celanese, Ser A	28,298	1,674
CF Industries Holdings	109,480	4,916
Domtar	28,000	1,001
Dow Chemical, Cl A	265,094	11,240
Eastman Chemical	125,393	8,115
Ecolab	48,941	5,370
International Paper	286,700	10,834
Louisiana-Pacific*	194,078	2,764
LyondellBasell Industries, Cl A	192,397	16,038
Mosaic	328,909	10,232
Owens-Illinois*	87,751	1,818
Rio Tinto ADR (A)	—	—
Sherwin-Williams, Cl A	32,923	7,335
Steel Dynamics	169,960	2,920
WestRock	26,000	1,338

		86,178

Telecommunication Services — 1.4%
AT&T	263,140	8,573
China Mobile ADR	150,848	8,976
Verizon Communications	615,470	26,779

		44,328

Utilities — 1.4%
Ameren	113,300	4,789
American Electric Power	179,636	10,214
DTE Energy	10,523	846
Edison International	234,583	14,795
Entergy	87,753	5,713
Exelon	20,527	609
Public Service Enterprise Group	158,869	6,698

		43,664

Total Common Stock (Cost $2,050,856) ($ Thousands)		3,001,223

	Number Of Rights
RIGHTS — 0.0%

United States — 0.0%
Safeway CVR—Casa Ley*	107,954	110
Safeway CVR – PDC*	107,954	5

Total Rights (Cost $—) ($ Thousands)		115

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Concluded)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
CASH EQUIVALENT — 5.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	188,811,979	$188,812

Total Cash Equivalent (Cost $188,812) ($ Thousands)		188,812

AFFILIATED PARTNERSHIP— 1.3%
SEI Liquidity Fund, L.P.
0.050% **†† (B)	41,279,666	41,280

Total Affiliated Partnership (Cost $41,280) ($ Thousands)		41,280

U.S. TREASURY OBLIGATION (C) (D) — 0.1%
U.S. Treasury Bills
0.110%, 02/04/2016	$3,547	3,547

Total U.S. Treasury Obligation (Cost $3,546) ($ Thousands)		3,547

Total Investments — 101.0% (Cost $2,284,493) ($ Thousands)		$3,234,977

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	497	Dec-2015	$(510)
S&P Mid 400 Index E-MINI	43	Dec-2015	(122)

			$(632)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,202,774 ($ Thousands)

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.
††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $41,754 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $41,280 ($Thousands).

(C)	Security or portion thereof has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The following is a summary of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,001,223	$—	$—	$3,001,223
Rights	—	—	115	115
Cash Equivalent	188,812	—	—	188,812
Affiliated Partnership	—	41,280	—	41,280
U.S. Treasury Obligation	—	3,547	—	3,547

Total Investments in Securities	$3,190,035	$44,827	$115	$3,234,977

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(632)	$—	$—	$(632)

Total Other Financial Instruments	$(632)	$—	$—	$(632)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.5%

Consumer Discretionary — 12.9%
Advance Auto Parts	2,700	$512
Amazon.com, Cl A*	14,204	7,271
Autonation*	2,826	164
Autozone*	1,194	864
Bed Bath & Beyond*	6,233	355
Best Buy	11,454	425
BorgWarner	8,200	341
Cablevision Systems, Cl A	8,300	269
CarMax*	7,600	451
Carnival	17,184	854
CBS, Cl B	16,595	662
Chipotle Mexican Grill, Cl A*	1,204	867
Coach	10,319	299
Comcast, Cl A	92,748	5,276
Darden Restaurants	4,618	317
Delphi Automotive	10,600	806
Discovery Communications, Cl A*	5,600	146
Discovery Communications, Cl C*	9,800	238
Dollar General	10,900	790
Dollar Tree*	8,754	584
DR Horton	12,258	360
Expedia	3,655	430
Ford Motor	146,937	1,994
Fossil Group*	1,500	84
GameStop, Cl A (A)	3,800	156
Gap	9,531	272
Garmin	4,505	162
General Motors	53,313	1,600
Genuine Parts	5,536	459
Goodyear Tire & Rubber	9,893	290
H&R Block	10,113	366
Hanesbrands	14,900	431
Harley-Davidson, Cl A	7,608	418
Harman International Industries, Cl A	2,605	250
Hasbro	4,096	295
Home Depot	47,509	5,487
Interpublic Group	15,201	291
Johnson Controls	24,261	1,004
Kohl’s	7,256	336
L Brands	9,527	859
Leggett & Platt	5,159	213
Lennar, Cl A	6,616	318
Lowe’s	34,449	2,374
Macy’s	12,364	634
Marriott International, Cl A	7,656	522
Mattel	12,531	264
McDonald’s	34,783	3,427
Michael Kors Holdings*	7,300	308
Mohawk Industries*	2,300	418
NetFlix*	15,700	1,621

Description	Shares	Market Value ($ Thousands)
Newell Rubbermaid, Cl B	9,756	$387
News, Cl A	18,475	233
Nike, Cl B	25,097	3,086
Nordstrom	5,207	373
Omnicom Group	9,004	593
O’Reilly Automotive*	3,700	925
Priceline Group*	1,857	2,297
PulteGroup	12,099	228
PVH	3,000	306
Ralph Lauren, Cl A	2,205	261
Ross Stores	15,136	734
Royal Caribbean Cruises	6,400	570
Scripps Networks Interactive, Cl A	3,400	167
Signet Jewelers	3,000	408
Staples	23,636	277
Starbucks	55,434	3,151
Starwood Hotels & Resorts Worldwide	6,335	421
Target, Cl A	23,628	1,859
TEGNA	8,147	182
Tiffany	4,078	315
Time Warner	30,425	2,092
Time Warner Cable, Cl A	10,487	1,881
TJX	25,143	1,796
Tractor Supply	5,000	422
TripAdvisor*	4,155	262
Twenty-First Century Fox, Cl A	61,959	1,672
Twenty-First Century Fox, Cl B	3,400	92
Under Armour, Cl A*	6,705	649
Urban Outfitters*	3,400	100
VF	12,465	850
Viacom, Cl B	13,301	574
Walt Disney	57,644	5,891
Whirlpool	2,905	428
Wyndham Worldwide	4,502	324
Wynn Resorts	3,000	159
Yum! Brands	15,970	1,277

		82,376

Consumer Staples — 9.7%
Altria Group	72,573	3,948
Archer-Daniels-Midland	22,975	952
Brown-Forman, Cl B	3,896	378
Campbell Soup	6,584	334
Clorox	4,842	560
Coca-Cola	144,849	5,811
Coca-Cola Enterprises	7,917	383
Colgate-Palmolive	33,295	2,113
ConAgra Foods	15,665	635
Constellation Brands, Cl A	6,400	801
Costco Wholesale	16,218	2,344
CVS Health	41,252	3,980
Dr Pepper Snapple Group	7,000	554
Estee Lauder, Cl A	8,300	670

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
General Mills, Cl A	22,086	$1,240
Hershey	5,412	497
Hormel Foods	5,004	317
JM Smucker	3,853	440
Kellogg	9,167	610
Keurig Green Mountain	4,300	224
Kimberly-Clark	13,503	1,472
Kraft Heinz	21,908	1,546
Kroger	36,236	1,307
McCormick	4,666	383
Mead Johnson Nutrition, Cl A	7,534	530
Molson Coors Brewing, Cl B	5,951	494
Mondelez International, Cl A	60,120	2,517
Monster Beverage*	5,700	770
PepsiCo	54,507	5,140
Philip Morris International	57,187	4,537
Procter & Gamble	100,531	7,232
Reynolds American	30,742	1,361
SYSCO, Cl A	20,420	796
Tyson Foods, Cl A	11,303	487
Walgreens Boots Alliance	32,257	2,680
Wal-Mart Stores	58,261	3,778
Whole Foods Market	13,009	412

		62,233

Energy — 6.8%
Anadarko Petroleum, Cl A	18,785	1,135
Apache	14,000	548
Baker Hughes	15,949	830
Cabot Oil & Gas	15,413	337
Cameron International*	7,000	429
Chesapeake Energy (A)	19,222	141
Chevron	69,800	5,506
Cimarex Energy	3,404	349
Columbia Pipeline Group	11,592	212
ConocoPhillips	45,560	2,185
Consol Energy	8,300	81
Devon Energy	14,213	527
Diamond Offshore Drilling (A)	2,500	43
Ensco, Cl A	8,400	118
EOG Resources	20,297	1,478
EQT	5,705	370
Exxon Mobil	154,346	11,476
FMC Technologies*	8,500	264
Halliburton	31,442	1,112
Helmerich & Payne	4,005	189
Hess	8,875	444
Kinder Morgan	66,482	1,840
Marathon Oil	24,556	378
Marathon Petroleum	20,064	930
Murphy Oil	6,172	149
National Oilwell Varco, Cl A	14,368	541
Newfield Exploration*	6,000	197

Description	Shares	Market Value ($ Thousands)
Noble Energy	15,700	$474
Occidental Petroleum	28,364	1,876
Oneok	7,709	248
Phillips 66	17,675	1,358
Pioneer Natural Resources	5,504	670
Range Resources	6,100	196
Schlumberger, Cl A	46,860	3,232
Southwestern Energy, Cl A*	13,900	176
Spectra Energy	24,661	648
Tesoro	4,600	447
Transocean (A)	12,200	158
Valero Energy	18,808	1,130
Williams	24,969	920

		43,342

Financials — 16.3%
ACE	12,105	1,252
Affiliated Managers Group*	2,000	342
Aflac	15,917	925
Allstate	14,959	871
American Express	31,428	2,330
American International Group	47,830	2,718
American Tower, Cl A†	15,600	1,373
Ameriprise Financial	6,684	729
Aon	10,329	915
Apartment Investment & Management, Cl A†	5,839	216
Assurant	2,405	190
AvalonBay Communities†	4,908	858
Bank of America	387,645	6,040
Bank of New York Mellon	41,499	1,625
BB&T	28,806	1,026
Berkshire Hathaway, Cl B*	69,269	9,033
BlackRock	4,761	1,416
Boston Properties†	5,600	663
Capital One Financial	20,166	1,462
CBRE Group, Cl A*	10,309	330
Charles Schwab	44,436	1,269
Chubb	8,456	1,037
Cincinnati Financial	5,483	295
Citigroup	112,051	5,559
CME Group	12,440	1,154
Comerica	6,592	271
Crown Castle International†	12,504	986
Discover Financial Services	16,230	844
E*Trade Financial*	10,852	286
Equinix†	2,100	574
Equity Residential†	13,344	1,002
Essex Property Trust†	2,400	536
Fifth Third Bancorp	29,511	558
Franklin Resources	14,350	535
General Growth Properties†	21,600	561
Genworth Financial, Cl A*	18,800	87
Goldman Sachs Group	14,865	2,583

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Hartford Financial Services Group	15,386	$704
HCP†	17,000	633
Host Hotels & Resorts†	28,174	446
Hudson City Bancorp, Cl A	18,200	185
Huntington Bancshares	30,114	319
Intercontinental Exchange	4,181	982
Invesco	15,700	490
Iron Mountain†	6,638	206
JPMorgan Chase	137,000	8,353
KeyCorp	30,783	400
Kimco Realty†	15,413	377
Legg Mason	4,105	171
Leucadia National	11,713	237
Lincoln National	9,298	441
Loews	10,762	389
M&T Bank	4,861	593
Macerich†	5,204	400
Marsh & McLennan	19,959	1,042
McGraw-Hill	10,021	867
MetLife	41,239	1,945
Moody’s	6,508	639
Morgan Stanley	56,761	1,788
Nasdaq, Cl A	4,400	235
Navient	13,843	155
Northern Trust	8,009	546
People’s United Financial	11,600	182
Plum Creek Timber†	6,335	250
PNC Financial Services Group	19,184	1,711
Principal Financial Group, Cl A	10,057	476
Progressive	21,685	665
ProLogis†	19,200	747
Prudential Financial	16,766	1,278
Public Storage†	5,433	1,150
Realty Income, Cl REIT†	8,500	403
Regions Financial	49,763	448
Simon Property Group†	11,506	2,114
SL Green Realty†	3,600	389
State Street	15,091	1,014
SunTrust Banks	18,896	723
T. Rowe Price Group	9,608	668
Torchmark, Cl A	4,539	256
Travelers	11,756	1,170
Unum Group	9,261	297
US Bancorp	61,223	2,511
Ventas†	12,132	680
Vornado Realty Trust†	6,377	577
Wells Fargo	172,915	8,879
Welltower†	13,000	880
Weyerhaeuser, Cl REIT†	18,845	515
XL Group, Cl A	11,105	403
Zions Bancorporation	7,260	200

		103,580

Description	Shares	Market Value ($ Thousands)
Health Care — 14.3%
Abbott Laboratories	54,963	$2,211
AbbVie	61,168	3,328
Aetna, Cl A	12,907	1,412
Agilent Technologies	12,115	416
Alexion Pharmaceuticals*	8,300	1,298
Allergan*	14,553	3,956
AmerisourceBergen	7,696	731
Amgen, Cl A	28,064	3,882
Anthem	9,802	1,372
Baxalta	20,142	635
Baxter International	20,142	662
Becton Dickinson	7,758	1,029
Biogen*	8,700	2,539
Boston Scientific*	49,112	806
Bristol-Myers Squibb	61,592	3,646
C.R. Bard	2,788	519
Cardinal Health	12,159	934
Celgene, Cl A*	29,313	3,171
Cerner*	11,200	671
Cigna	9,471	1,279
DaVita HealthCare Partners*	6,405	463
Dentsply International	5,209	263
Edwards Lifesciences, Cl A*	4,000	569
Eli Lilly	36,039	3,016
Endo International*	7,800	540
Express Scripts Holding*	24,970	2,022
Gilead Sciences	54,266	5,328
HCA Holdings*	11,805	913
Henry Schein*	3,100	412
Humana	5,501	985
Intuitive Surgical*	1,420	653
Johnson & Johnson	102,612	9,579
Laboratory Corp of America Holdings*	3,663	397
Mallinckrodt*	4,404	282
McKesson	8,569	1,586
Medtronic	52,672	3,526
Merck	104,274	5,150
Mylan*	15,215	612
Patterson	3,200	138
PerkinElmer	4,040	186
Perrigo	5,404	850
Pfizer	228,556	7,179
Quest Diagnostics	5,324	327
Regeneron Pharmaceuticals*	2,900	1,349
St. Jude Medical	10,256	647
Stryker	11,646	1,096
Tenet Healthcare*	3,519	130
Thermo Fisher Scientific	14,752	1,804
UnitedHealth Group	35,360	4,102
Universal Health Services, Cl B	3,400	424
Varian Medical Systems*	3,705	273

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Vertex Pharmaceuticals*	9,000	$937
Waters*	2,997	354
Zimmer Biomet Holdings	6,260	588
Zoetis, Cl A	16,946	698

		91,875

Industrials — 9.9%
3M	23,391	3,316
ADT, Cl A	6,350	190
Allegion	3,570	206
American Airlines Group	25,609	994
Ametek	8,900	466
Boeing	23,741	3,109
C.H. Robinson Worldwide	5,405	366
Caterpillar, Cl A	22,306	1,458
Cintas	3,512	301
CSX	36,572	984
Cummins	6,144	667
Danaher, Cl A	21,996	1,874
Deere	11,506	852
Delta Air Lines, Cl A	29,413	1,320
Dover	5,837	334
Dun & Bradstreet	1,305	137
Eaton	17,115	878
Emerson Electric	24,715	1,092
Equifax	4,330	421
Expeditors International of Washington	6,909	325
Fastenal, Cl A (A)	10,809	396
FedEx	9,705	1,397
Flowserve	5,000	206
Fluor	5,444	230
General Dynamics	11,230	1,549
General Electric	374,204	9,437
Honeywell International	28,868	2,734
Illinois Tool Works	12,529	1,031
Ingersoll-Rand	9,804	498
Jacobs Engineering Group*	4,504	169
JB Hunt Transport Services	3,300	236
Joy Global	3,700	55
Kansas City Southern	4,000	363
L-3 Communications Holdings	3,023	316
Lockheed Martin	9,898	2,052
Masco	12,868	324
Nielsen Holdings	13,700	609
Norfolk Southern	11,330	865
Northrop Grumman	7,123	1,182
PACCAR	13,191	688
Parker-Hannifin, Cl A	5,071	493
Pentair	6,566	335
Pitney Bowes	7,575	150
Precision Castparts	5,104	1,172
Quanta Services*	7,800	189
Raytheon	11,273	1,232

Description	Shares	Market Value ($ Thousands)
Republic Services	9,283	$383
Robert Half International	5,032	257
Rockwell Automation	4,930	500
Rockwell Collins	4,878	399
Roper Technologies	3,700	580
Ryder System	1,959	145
Snap-on	2,153	325
Southwest Airlines, Cl A	24,462	931
Stanley Black & Decker	5,640	547
Stericycle, Cl A*	3,104	432
Textron	10,307	388
Tyco International	15,500	519
Union Pacific	32,301	2,856
United Continental Holdings*	14,100	748
United Parcel Service, Cl B	25,924	2,559
United Rentals*	3,500	210
United Technologies	30,541	2,718
Waste Management	15,728	783
WW Grainger	2,165	465
Xylem	6,500	214

		63,157

Information Technology — 20.3%
Accenture, Cl A	23,104	2,270
Activision Blizzard	18,300	565
Adobe Systems*	18,441	1,516
Akamai Technologies*	6,604	456
Alliance Data Systems*	2,300	596
Altera	11,051	553
Amphenol, Cl A	11,509	587
Analog Devices	11,499	649
Apple	211,282	23,304
Applied Materials	45,250	665
Autodesk, Cl A*	8,417	372
Automatic Data Processing	17,359	1,395
Avago Technologies, Cl A	9,600	1,200
Broadcom, Cl A	20,736	1,066
CA	11,440	312
Cisco Systems	187,761	4,929
Citrix Systems*	5,942	412
Cognizant Technology Solutions, Cl A*	22,605	1,415
Computer Sciences	5,038	309
Corning, Cl B	46,108	789
eBay*	40,949	1,001
Electronic Arts*	11,478	778
EMC	71,766	1,734
F5 Networks, Cl A*	2,600	301
Facebook, Cl A*	83,722	7,527
Fidelity National Information Services, Cl B	10,465	702
First Solar*	2,840	121
Fiserv, Cl A*	8,660	750
Flir Systems	5,300	148
Google, Cl A*	10,767	6,873

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Google, Cl C*	10,995	$6,690
Harris	4,500	329
Hewlett-Packard	66,791	1,711
Intel	176,263	5,313
International Business Machines	33,346	4,834
Intuit	10,086	895
Juniper Networks	13,000	334
KLA-Tencor	5,871	293
Lam Research	5,922	387
Linear Technology	8,898	359
MasterCard, Cl A	36,913	3,327
Microchip Technology	7,704	332
Micron Technology*	39,969	599
Microsoft	296,389	13,118
Motorola Solutions	5,989	410
NetApp	11,485	340
Nvidia	18,565	458
Oracle, Cl B	120,223	4,342
Paychex	11,969	570
PayPal Holdings*	40,849	1,268
Qorvo*	5,400	243
Qualcomm	58,054	3,119
Red Hat*	6,700	482
salesforce.com inc*	23,009	1,597
SanDisk	7,700	418
Seagate Technology	11,700	524
Skyworks Solutions	7,004	590
Symantec, Cl A	24,747	482
TE Connectivity	14,909	893
Teradata*	5,368	155
Texas Instruments	38,466	1,905
Total System Services	6,089	277
VeriSign* (A)	3,900	275
Visa, Cl A	72,118	5,024
Western Digital	8,604	684
Western Union	18,734	344
Xerox	37,606	366
Xilinx	9,409	399
Yahoo!*	32,347	935

		127,916

Materials — 2.8%
Air Products & Chemicals	7,126	909
Airgas	2,500	223
Alcoa	48,135	465
Avery Dennison	3,415	193
Ball	5,086	316
CF Industries Holdings	8,650	389
Dow Chemical, Cl A	42,792	1,815
E.I. Du Pont de Nemours	33,448	1,612
Eastman Chemical	5,520	357
Ecolab	9,834	1,079

Description	Shares	Market Value ($ Thousands)
FMC	4,800	$163
Freeport-McMoRan, Cl B	37,836	367
International Flavors & Fragrances	2,994	309
International Paper	15,674	592
LyondellBasell Industries, Cl A	13,804	1,151
Martin Marietta Materials, Cl A	2,500	380
Monsanto	17,557	1,498
Mosaic	12,609	392
Newmont Mining	19,425	312
Nucor	11,695	439
Owens-Illinois*	6,200	129
PPG Industries	9,990	876
Praxair	10,699	1,090
Sealed Air	7,728	362
Sherwin-Williams, Cl A	2,916	650
Sigma-Aldrich	4,436	616
Vulcan Materials	4,849	432
WestRock	9,584	493

		17,609

Telecommunication Services — 2.4%
AT&T	227,959	7,427
CenturyTel	20,870	524
Frontier Communications (A)	42,660	203
Level 3 Communications*	10,800	472
Verizon Communications	150,496	6,548

		15,174

Utilities — 3.1%
AES	25,190	247
AGL Resources	4,300	262
Ameren	8,953	379
American Electric Power	18,015	1,024
Centerpoint Energy	15,885	287
CMS Energy	10,201	360
Consolidated Edison	10,833	724
Dominion Resources	21,940	1,544
DTE Energy	6,545	526
Duke Energy	25,516	1,836
Edison International	11,957	754
Entergy	6,664	434
Eversource Energy	11,835	599
Exelon	31,555	937
FirstEnergy	15,723	492
NextEra Energy	17,020	1,660
NiSource	11,592	215
NRG Energy	11,913	177
Pepco Holdings	9,000	218
PG&E	18,229	963
Pinnacle West Capital	4,149	266
PPL	24,571	808
Public Service Enterprise Group	18,530	781
SCANA	5,304	298

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund (Concluded)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
Sempra Energy	8,670	$839
Southern	33,635	1,504
TECO Energy	8,912	234
WEC Energy Group	11,719	612
Xcel Energy	18,536	656

		19,636

Total Common Stock (Cost $359,002) ($ Thousands)		626,898

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **†	9,085,521	9,086

Total Cash Equivalent (Cost $9,086) ($ Thousands)		9,086

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.050% **† (B)	1,327,761	1,328

Total Affiliated Partnership (Cost $1,328) ($ Thousands)		1,328

U.S. TREASURY OBLIGATION — 0.1%
United States Treasury Bill (C) (D)
0.000%, 10/01/2015	$525	525

Total U.S. Treasury Obligation (Cost $525) ($ Thousands)		525

Total Investments — 100.2% (Cost $369,944) ($ Thousands)		$637,837

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	112	Dec-2015	$(248)

For the year ended September 30, 2015, the total amount of all open futures contracts as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $636,479 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $1,331 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $1,328 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$626,898	$—	$—	$626,898
Cash Equivalent	9,086	—	—	9,086
Affiliated Partnership	—	1,328	—	1,328
U.S. Treasury Obligation	—	525	—	525

Total Investments in Securities	$635,984	$1,853	$—	$637,837

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Unrealized Depreciation	$(248)	$—	$—	$(248)

Total Other Financial Instruments	$(248)	$—	$—	$(248)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $O or have been rounded to $O.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 91.9%

Consumer Discretionary — 13.4%
1-800-Flowers.com, Cl A*	28,702	$261
2U*	20,134	723
Abercrombie & Fitch, Cl A (A)	145,976	3,093
AMC Entertainment Holdings, Cl A	29,620	746
American Axle & Manufacturing Holdings*	44,849	894
American Eagle Outfitters	16,200	253
America’s Car-Mart*	3,089	102
Apollo Education Group, Cl A*	1,546	17
Ascena Retail Group*	76,168	1,059
Bassett Furniture Industries	5,933	165
Big 5 Sporting Goods	8,365	87
Big Lots	36,845	1,766
BJ’s Restaurants*	251	11
Black Diamond*	3,856	24
Bloomin’ Brands	5,952	108
Blue Nile*	3,476	117
Boot Barn Holdings*	30,320	559
Bravo Brio Restaurant Group*	43,199	487
Bright Horizons Family Solutions*	17,582	1,129
Brunswick	13,533	648
Buffalo Wild Wings*	4,749	919
Build-A-Bear Workshop*	10,420	197
Burlington Stores*	23,952	1,222
Caleres	33,182	1,013
Callaway Golf	71,902	600
Capella Education	13,132	650
Career Education*	7,396	28
Carmike Cinemas*	88,534	1,779
Carriage Services	7,837	169
Cato, Cl A	1,985	68
Cavco Industries*	1,748	119
Central European Media Enterprises, Cl A* (A)	20,564	44
Cherokee*	2,726	42
Chico’s FAS	11,820	186
Children’s Place	11,822	682
Christopher & Banks*	7,045	8
Chuy’s Holdings*	9,294	264
Citi Trends	9,775	228
ClubCorp Holdings	56,995	1,223
Columbia Sportswear	668	39
Cooper Tire & Rubber	34,211	1,352
Core-Mark Holding, Cl A	14,645	958
Cracker Barrel Old Country Store (A)	2,052	302
CROCS*	70,722	914
Culp	4,235	136
Dave & Buster’s Entertainment*	6,185	234
Del Taco Restaurants* (A)	13,887	194
Denny’s, Cl A*	14,689	162
Destination XL Group*	31,800	185
Diamond Resorts International*	47,901	1,120
Drew Industries	3,456	189

Description	Shares	Market Value ($ Thousands)
Dunkin’ Brands Group	3,781	$185
Entravision Communications, Cl A	25,001	166
Express*	17,278	309
Fiesta Restaurant Group*	12,420	564
Five Below*	36,902	1,239
Fox Factory Holding*	6,766	114
Francesca’s Holdings*	2,980	36
Genesco*	16,185	924
Gentherm*	1,514	68
G-III Apparel Group*	4,553	281
Gray Television*	79,415	1,013
Harte-Hanks	17,076	60
Haverty Furniture	2,816	66
Helen of Troy*	5,630	503
Hooker Furniture	3,552	84
Houghton Mifflin Harcourt*	5,859	119
HSN, Cl A	200	11
IMAX*	20,857	705
Installed Building Products*	7,788	197
Isle of Capri Casinos*	9,633	168
J Alexander’s Holdings*	8,652	86
Jack in the Box	20,007	1,541
Jamba* (A)	10,979	157
Kirkland’s	11,014	237
Krispy Kreme Doughnuts*	3,354	49
La-Z-Boy, Cl Z	26,011	691
LGI Homes* (A)	9,465	257
Libbey	40,720	1,328
LifeLock* (A)	4,429	39
Lithia Motors, Cl A	8,770	948
Loral Space & Communications*	3,678	173
Malibu Boats, Cl A*	1,235	17
Marriott Vacations Worldwide	24,923	1,698
Matthews International, Cl A	20,300	994
MDC Partners, Cl A	73,400	1,353
Meritage Homes*	14,534	531
Metaldyne Performance Group	2,850	60
Modine Manufacturing*	67,329	530
Monarch Casino & Resort*	2,467	44
Morgans Hotel Group*	8,245	27
Motorcar Parts & Accesories*	2,369	74
National CineMedia	53,950	724
Nautilus*	4,424	66
New Home*	3,501	45
Nexstar Broadcasting Group, Cl A	19,638	930
Nutrisystem	8,907	236
Ollie’s Bargain Outlet Holdings*	26,690	432
Outerwall (A)	959	55
Overstock.com*	12,520	215
Oxford Industries, Cl A	3,231	239
Papa John’s International, Cl A	610	42
Penn National Gaming*	92,643	1,555
Perry Ellis International, Cl A*	2,805	62
PetMed Express (A)	6,347	102
Pinnacle Entertainment*	3,910	132

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Planet Fitness, Cl A*	29,660	$508
Pool	30,689	2,219
Popeyes Louisiana Kitchen*	676	38
Reading International, Cl A*	3,687	47
Red Robin Gourmet Burgers*	14,185	1,074
Rentrak* (A)	859	46
Restoration Hardware Holdings*	9,373	875
RetailMeNot*	2,646	22
Ruth’s Chris Steak House	34,080	554
Ryland Group	22,456	917
Scientific Games, Cl A* (A)	3,878	41
Select Comfort*	29,215	639
Shoe Carnival	30,039	715
Shutterfly*	18,931	677
Sinclair Broadcast Group, Cl A (A)	1,995	51
Six Flags Entertainment	5,653	259
Skechers U.S.A., Cl A*	3,547	476
Skullcandy*	21,725	120
Smith & Wesson Holding*	3,272	55
SodaStream International* (A)	68,000	936
Sportsman’s Warehouse Holdings* (A)	17,698	218
Stage Stores	939	9
Stein Mart	15,190	147
Steven Madden*	35,576	1,303
Stoneridge*	4,759	59
Strattec Security	132	8
Strayer Education*	4,885	269
Sturm Ruger	1,235	73
TAL Education Group ADR*	14,993	482
Tempur-Pedic International*	15,102	1,079
Tenneco*	782	35
Texas Roadhouse, Cl A	24,125	898
Tile Shop Holdings* (A)	16,460	197
Tilly’s, Cl A*	23,604	174
Titan International	151,100	999
Tower International*	5,357	127
Tribune Publishing	31,000	243
Tumi Holdings*	2,905	51
Universal Electronics*	7,549	317
Vail Resorts	12,012	1,257
Vince Holding*	3,293	11
Vista Outdoor*	18,245	811
VOXX International, Cl A*	93,100	691
Winmark	737	76
Wolverine World Wide	1,404	30
ZAGG*	30,572	207
Zoe’s Kitchen* (A)	18,729	740

		70,736

Consumer Staples — 2.5%
Alico	219	9
Andersons	30,630	1,043
B&G Foods, Cl A	7,649	279
Boston Beer, Cl A*	301	63
Calavo Growers	1,374	61

Description	Shares	Market Value ($ Thousands)
Cal-Maine Foods (A)	2,371	$129
Casey’s General Stores	18,887	1,944
Chefs’ Warehouse Holdings*	26,462	375
Coca-Cola Bottling Consolidated	284	55
Cott	64,123	695
Craft Brew Alliance*	3,684	29
Dean Foods	17,652	292
Diamond Foods*	2,372	73
Diplomat Pharmacy*	24,415	701
Farmer Bros*	2,509	68
Fresh Del Monte Produce	4,860	192
Freshpet* (A)	44,744	470
Ingles Markets, Cl A	781	37
Inventure Foods*	9,422	84
J&J Snack Foods	360	41
John B Sanfilippo & Son	10,310	528
Lancaster Colony	2,800	273
Landec*	83,281	972
Limoneira (A)	2,200	37
Medifast*	10,236	275
National Beverage, Cl A*	2,392	74
Omega Protein*	66,460	1,128
Pinnacle Foods	5,030	211
Post Holdings*	3,319	196
Snyder’s-Lance	19,755	666
SpartanNash	8,898	230
SUPERVALU*	96,303	692
TreeHouse Foods*	9,623	749
Universal	7,400	367
USANA Health Sciences*	1,563	209

		13,247

Energy — 4.2%
Abraxas Petroleum*	6,701	9
Alberta Oilsands*	184,500	13
Alon USA Energy	2,134	38
Approach Resources, Cl A* (A)	249,000	466
Ardmore Shipping	28,100	339
Bill Barrett* (A)	249,900	825
C&J Energy Services* (A)	71,080	250
CARBO Ceramics (A)	63,400	1,204
Carrizo Oil & Gas*	47,015	1,436
Diamondback Energy, Cl A	6,036	390
Dril-Quip*	8,238	480
Green Plains	21,400	416
Gulfport Energy*	9,700	288
Matador Resources*	69,423	1,440
Matrix Service*	62,642	1,408
Navigator Holdings*	36,800	491
Oil States International*	32,620	852
Pacific Ethanol* (A)	123,100	799
Parsley Energy, Cl A*	31,037	468
Patterson-UTI Energy	29,865	393
PBF Energy, Cl A	78,800	2,224
Prothena*	5,706	259

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Scorpio Tankers	162,700	$1,492
StealthGas*	77,200	347
Stone Energy, Cl A*	132,100	655
Superior Energy Services	28,615	361
Synergy Resources*	114,164	1,119
TETRA Technologies*	119,500	706
Tidewater, Cl A (A)	90,560	1,190
US Silica Holdings (A)	12,263	173
Western Refining	2,850	126
Westmoreland Coal* (A)	65,400	921
WPX Energy*	60,632	401

		21,979

Financials — 21.4%
Agree Realty †	2,791	83
Altisource Portfolio Solutions*	600	14
American Equity Investment Life Holding	52,139	1,215
American Homes 4 Rent, Cl A	41,175	662
Argo Group International Holdings	24,903	1,409
Armada Hoffler Properties †	10,009	98
Ashford Hospitality Prime †	5,661	79
Astoria Financial	64,381	1,037
Atlas Financial Holdings*	3,173	59
Banco Latinoamericano de Exportaciones, Cl E	4,825	112
Bancorp*	136,000	1,036
Bancorpsouth, Cl A	54,982	1,307
Bank of the Ozarks	26,914	1,178
Banner	30,547	1,459
BGC Partners, Cl A	4,533	37
BofI Holding*	2,090	269
Capital Bank Financial, Cl A*	16,595	502
Capitol Federal Financial	78,540	952
Caretrust †	894	10
CatchMark Timber Trust, Cl A †	91,900	945
Cathay General Bancorp	2,556	77
Cedar Realty Trust †	138,000	857
Central Pacific Financial	93,846	1,968
Chatham Lodging Trust †	2,792	60
Chemical Financial	2,138	69
Chesapeake Lodging Trust †	26,930	702
CNO Financial Group	114,519	2,154
Columbia Banking System	29,170	910
Consolidated-Tomoka Land	1,160	58
CoreSite Realty †	3,307	170
CubeSmart	30,836	839
Customers Bancorp*	51,900	1,334
CyrusOne †	7,500	245
DCT Industrial Trust	20,215	680
Diamond Hill Investment Group	518	96
DiamondRock Hospitality †	63,464	701
Easterly Government Properties †	6,020	96
EastGroup Properties †	9,580	519
Employers Holdings	57,702	1,286
EPR Properties, Cl A †	353	18

Description	Shares	Market Value ($ Thousands)
Equity Commonwealth* †	44,500	$1,212
EverBank Financial, Cl A	49,260	951
Evercore Partners, Cl A	17,645	887
FBL Financial Group, Cl A	12,400	763
FBR	58,975	1,204
FCB Financial Holdings, Cl A*	6,404	209
Federated National Holding	9,965	239
FelCor Lodging Trust †	76,461	541
Fidelity & Guaranty Life	51,900	1,274
Fifth Street Asset Management, Cl A (A)	3,054	23
Financial Engines (A)	1,746	52
First American Financial	300	12
First BanCorp Puerto Rico*	107,973	384
First Cash Financial Services*	672	27
First Citizens BancShares, Cl A	301	68
First Commonwealth Financial	150,960	1,372
First Financial Bancorp	54,523	1,040
First Foundation*	11,900	271
First Horizon National	64,930	921
First Interstate BancSystem, Cl A	17,690	493
First Midwest Bancorp	9,687	170
First Niagara Financial Group	291,500	2,976
Flagstar Bancorp*	541	11
FNB (Pennsylvania)	58,700	760
FNFV Group*	50,100	587
Franklin Street Properties †	1,043	11
Fulton Financial	76,454	925
GAMCO Investors, Cl A	562	31
Genworth Financial, Cl A*	149,900	692
Geo Group †	66,711	1,984
Gramercy Property Trust †	37,875	787
Great Western Bancorp	33,033	838
Green Dot, Cl A*	169,900	2,990
Hanover Insurance Group, Cl A	20,215	1,571
Hatteras Financial †	19,700	298
Healthcare Realty Trust †	6,900	171
Heritage Insurance Holdings*	13,756	271
Hersha Hospitality Trust, Cl A †	792	18
Highwoods Properties	36,800	1,426
HomeStreet*	10,051	232
Horace Mann Educators, Cl A	15,786	524
Houlihan Lokey, Cl A*	20,029	437
Hudson Pacific Properties †	638	18
IBERIABANK	25,529	1,486
Infinity Property & Casualty	665	54
Inland Real Estate †	12,709	103
International Bancshares	23,905	598
International. FCStone*	7,523	186
Investment Technology Group	52,534	701
Investors Bancorp	98,702	1,218
Janus Capital Group	73,854	1,004
Kemper, Cl A	31,600	1,118
Kennedy-Wilson Holdings	44,100	978
Kite Realty Group Trust †	30,734	732
LendingTree*	1,919	179

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Lexington Realty Trust, Cl REIT †	88,113	$714
Mack-Cali Realty †	46,105	870
Maiden Holdings	82,967	1,152
Manning & Napier, Cl A	38,700	285
MarketAxess Holdings	8,819	819
Medical Properties Trust †	112,282	1,242
Meridian Bancorp	67,400	921
Meta Financial Group	493	21
MGIC Investment*	123,565	1,144
National General Holdings	9,237	178
National Health Investors †	2,775	160
National Storage Affiliates Trust †	27,195	369
Navigators Group*	4,111	321
NBT Bancorp	5,640	152
Nelnet, Cl A	8,711	302
Northfield Bancorp	64,050	974
OFG Bancorp (A)	424,959	3,710
Old National Bancorp, Cl A	66,882	932
OneBeacon Insurance Group, Cl A	5,143	72
Opus Bank	14,002	536
Parkway Properties †	39,183	610
Pebblebrook Hotel Trust	23,493	833
Pennsylvania Real Estate Investment Trust †	30,144	598
PennyMac Financial Services, Cl A*	4,657	74
Physicians Realty Trust †	46,696	705
Piper Jaffray*	2,800	101
Popular	30,700	928
PRA Group*	646	34
PrivateBancorp, Cl A	40,383	1,548
PS Business Parks †	2,815	223
Pzena Investment Management, Cl A	4,750	42
QTS Realty Trust*	23,516	1,027
Radian Group	76,151	1,212
RAIT Financial Trust †	72,451	359
RLI	21,891	1,172
RLJ Lodging Trust	6,786	172
Rouse Properties † (A)	44,300	690
Ryman Hospitality Properties †	19,365	953
S&T Bancorp	2,154	70
Saul Centers †	3,767	195
Selective Insurance Group	26,600	826
Seritage Growth Properties* † (A)	8,400	313
Signature Bank NY, Cl B*	5,918	814
South State	8,588	660
Sovran Self Storage †	7,047	665
Starwood Waypoint Residential Trust †	33,200	791
State Bank Financial	80,670	1,668
Stewart Information Services	22,032	901
Stifel Financial*	13,905	585
Strategic Hotels & Resorts* †	7,754	107
Summit Hotel Properties †	1,800	21
Sunstone Hotel Investors †	79,455	1,051
SVB Financial Group, Cl B*	6,734	778
Symetra Financial	29,919	947
Synovus Financial	48,121	1,424

Description	Shares	Market Value ($ Thousands)
TCF Financial	92,915	$1,409
THL Credit	24,500	268
Two Harbors Investment †	37,100	327
United Community Banks	106,200	2,171
United Insurance Holdings	2,725	36
Universal Health Realty Income Trust †	1,828	86
Universal Insurance Holdings	4,195	124
Urstadt Biddle Properties, Cl A †	8,549	160
Walker & Dunlop*	2,538	66
Webster Financial	31,861	1,135
Westamerica Bancorporation	13,615	605
Western Alliance Bancorp*	96,723	2,970
Westwood Holdings Group	766	42
Wintrust Financial	19,764	1,056
WisdomTree Investments	6,843	110
WP GLIMCHER †	70,770	825
Yadkin Financial	27,400	589

		113,280

Health Care — 13.7%
Abaxis	1,712	75
ABIOMED*	8,393	779
Acadia Healthcare, Cl A*	24,388	1,616
ACADIA Pharmaceuticals*	16,646	551
Accelerate Diagnostics* (A)	2,149	35
Accuray* (A)	217,200	1,085
Achillion Pharmaceuticals*	9,736	67
Acorda Therapeutics*	3,444	91
Addus HomeCare*	5,727	178
Adeptus Health, Cl A*	2,043	165
Advaxis* (A)	3,351	34
Aerie Pharmaceuticals*	9,574	170
Affimed*	1,600	10
Affymetrix, Cl A*	2,030	17
Agenus*	12,858	59
Agios Pharmaceuticals*	1,816	128
Aimmune Therapeutics*	11,706	296
Air Methods*	2,174	74
Akebia Therapeutics* (A)	18,858	182
Akorn*	9,785	279
Alder Biopharmaceuticals*	13,900	455
Alere*	6,200	299
Align Technology*	14,632	831
Almost Family*	1,194	48
AMAG Pharmaceuticals*	11,698	465
Amedisys*	4,152	158
Amicus Therapeutics*	52,643	736
AMN Healthcare Services*	10,486	315
Amsurg*	23,479	1,825
Anacor Pharmaceuticals*	10,456	1,231
Analogic	26,040	2,136
AngioDynamics*	54,261	716
ANI Pharmaceuticals*	700	28
Anika Therapeutics*	5,972	190
Anthera Pharmaceuticals*	16,101	98

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Aratana Therapeutics*	23,024	$195
Arena Pharmaceuticals*	22,822	44
Array BioPharma*	10,730	49
Assembly Biosciences*	937	9
Asterias Biotherapeutics* (A)	2,150	8
Atara Biotherapeutics*	1,248	39
AtriCure*	6,029	132
Atrion	306	115
BioCryst Pharmaceuticals*	4,721	54
BioDelivery Sciences International* (A)	24,922	138
Bio-Rad Laboratories, Cl A*	1,498	201
BioSpecifics Technologies*	7,589	330
BioTelemetry*	1,360	17
Cambrex*	14,864	590
Cara Therapeutics*	4,717	67
Cardiovascular Systems*	18,976	301
Catalent*	4,656	113
Catalyst Pharmaceuticals*	3,566	11
Celldex Therapeutics, Cl A*	12,960	137
Cellular Biomedicine Group*	1,147	19
Cempra*	7,955	221
Centene*	3,947	214
Cepheid*	8,635	390
Charles River Laboratories International*	9,567	608
Chiasma* (A)	11,526	229
Chimerix*	6,397	244
Cidara Therapeutics*	1,881	24
Clovis Oncology*	4,371	402
Coherus Biosciences*	2,008	40
Community Health Systems*	38,600	1,651
Computer Programs & Systems	2,289	96
Concert Pharmaceuticals*	10,659	200
Conmed	422	20
Corcept Therapeutics*	10,558	40
CorMedix* (A)	38,192	76
Curis*	14,965	30
Cyberonics*	1,468	89
Cynosure, Cl A*	22,266	669
DBV Technologies ADR*	6,845	244
Depomed*	6,906	130
Dermira*	463	11
DexCom*	18,262	1,568
Dicerna Pharmaceuticals*	5,381	44
Durect*	45,504	89
Dyax*	38,481	735
Dynavax Technologies*	10,882	267
Eagle Pharmaceuticals*	4,246	314
Emergent BioSolutions*	39,126	1,115
Enanta Pharmaceuticals* (A)	4,406	159
Endologix*	29,575	363
Ensign Group	4,698	200
Epizyme* (A)	2,792	36
Esperion Therapeutics* (A)	3,379	80
Exact Sciences* (A)	6,330	114
ExamWorks Group*	17,257	505

Description	Shares	Market Value ($ Thousands)
Exelixis* (A)	30,537	$171
FibroGen*	10,963	240
Five Prime Therapeutics*	5,444	84
Flamel Technologies ADR*	15,240	248
Flexion Therapeutics*	2,302	34
Geron* (A)	18,777	52
Glaukos*	11,862	287
Globus Medical, Cl A*	35,441	732
Greatbatch*	43,541	2,457
GW Pharmaceuticals PLC ADR*	2,603	238
Halozyme Therapeutics*	12,974	174
HealthSouth	38,193	1,465
HealthStream*	2,648	58
HeartWare International*	6,159	322
Heron Therapeutics*	11,912	291
Heska*	1,279	39
Hill-Rom Holdings	4,626	240
HMS Holdings*	5,691	50
ICON*	12,058	856
ICU Medical*	3,033	332
IGI Laboratories*	700	5
Ignyta*	2,015	18
ImmunoGen*	13,948	134
Impax Laboratories*	20,012	705
Infinity Pharmaceuticals*	10,125	86
Insmed*	27,626	513
Insulet*	3,797	98
Insys Therapeutics* (A)	1,900	54
Integra LifeSciences Holdings*	45,400	2,704
Intersect ENT*	7,465	175
Intra-Cellular Therapies, Cl A*	5,990	240
Ironwood Pharmaceuticals, Cl A*	8,839	92
Isis Pharmaceuticals*	4,756	192
K2M Group Holdings*	26,476	492
Kindred Healthcare	16,275	256
Kite Pharma* (A)	6,027	336
KYTHERA Biopharmaceuticals*	1,796	135
La Jolla Pharmaceutical* (A)	6,470	180
Landauer	6,000	222
Lannett* (A)	8,864	368
LDR Holding*	42,657	1,473
LHC Group*	3,342	150
LifePoint Health*	2,389	169
Ligand Pharmaceuticals*	10,253	878
Lion Biotechnologies*	1,617	9
Lipocine*	13,589	161
Luminex*	4,567	77
MacroGenics*	2,284	49
Magellan Health*	11,621	644
MannKind* (A)	19,324	62
Masimo*	6,344	245
Medicines*	4,954	188
Medidata Solutions*	6,814	287
Merge Healthcare*	2,163	15
Meridian Bioscience	3,134	54

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Merit Medical Systems*	11,687	$279
Merrimack Pharmaceuticals* (A)	7,737	66
MiMedx Group* (A)	8,121	78
Molina Healthcare*	23,616	1,626
Momenta Pharmaceuticals*	18,553	304
Myriad Genetics* (A)	4,155	156
Natural Health Trends (A)	5,047	165
Natus Medical*	5,308	209
Navidea Biopharmaceuticals* (A)	35,972	82
Nektar Therapeutics* (A)	10,000	110
NeoGenomics*	20,432	117
Neovasc* (A)	40,522	200
Neurocrine Biosciences*	16,831	670
Nevro*	22,105	1,025
NewLink Genetics* (A)	6,190	222
Northwest Biotherapeutics* (A)	5,666	35
Novavax*	34,982	247
NuVasive*	3,233	156
NxStage Medical*	13,705	216
Ocata Therapeutics* (A)	13,178	55
Ophthotech*	9,473	384
OraSure Technologies*	32,165	143
Orexigen Therapeutics* (A)	40,060	85
Orthofix International*	4,646	157
Osiris Therapeutics* (A)	5,288	98
Otonomy*	11,737	209
OvaScience* (A)	2,015	17
Pacira Pharmaceuticals*	2,472	102
Parexel International*	1,748	108
Penumbra*	1,444	58
Peregrine Pharmaceuticals* (A)	44,180	45
Pernix Therapeutics Holdings*	13,160	42
Pfenex*	600	9
PharMerica*	24,214	689
Phibro Animal Health, Cl A	2,953	93
Portola Pharmaceuticals, Cl A*	6,537	279
POZEN* (A)	10,393	61
Premier, Cl A*	20,974	721
Prestige Brands Holdings, Cl A*	18,642	842
Progenics Pharmaceuticals*	22,662	130
PTC Therapeutics*	13,115	350
Radius Health*	4,079	283
RadNet*	2,665	15
Raptor Pharmaceutical*	14,899	90
Relypsa*	9,093	168
Repligen*	5,517	154
Retrophin*	6,644	135
Rockwell Medical* (A)	3,897	30
Sage Therapeutics*	10,677	452
Sangamo Biosciences*	24,725	139
Sarepta Therapeutics* (A)	3,185	102
SciClone Pharmaceuticals*	54,032	375
Sirona Dental Systems, Cl A*	6,956	649
Sorrento Therapeutics*	6,327	53
Spark Therapeutics*	661	28

Description	Shares	Market Value ($ Thousands)
STERIS, Cl A	10,872	$706
Sucampo Pharmaceuticals, Cl A*	10,331	205
Supernus Pharmaceuticals*	24,677	346
Surgical Care Affiliates*	12,397	405
SurModics*	4,035	88
Symmetry Surgical*	10,175	91
Synergy Pharmaceuticals* (A)	38,223	203
Team Health Holdings*	24,829	1,342
TESARO*	13,229	530
Tetraphase Pharmaceuticals*	8,083	60
TherapeuticsMD*	15,579	91
Theravance, Cl A (A)	5,636	40
Thoratec*	5,006	317
Threshold Pharmaceuticals, Cl A* (A)	29,899	122
Trevena*	22,628	234
Trinity Biotech ADR (A)	86,100	985
Triple-S Management, Cl B*	11,015	196
Trupanion* (A)	4,833	36
Ultragenyx Pharmaceutical*	12,840	1,237
US Physical Therapy	4,199	189
Vanda Pharmaceuticals* (A)	5,035	57
Vascular Solutions*	2,601	84
Vocera Communications*	4,665	53
WellCare Health Plans*	15,182	1,308
Xencor*	21,979	269
Zafgen*	4,283	137
Zeltiq Aesthetics*	5,914	189
ZIOPHARM Oncology* (A)	8,128	73
ZS Pharma* (A)	3,829	251

		72,201

Industrials — 14.3%
Acacia Research (A)	198,120	1,799
ACCO Brands*	239,422	1,693
Actuant, Cl A	94,617	1,740
Acuity Brands	1,394	245
Advisory Board*	1,290	59
Aegion, Cl A*	19,300	318
Aerojet Rocketdyne Holdings*	31,817	515
AGCO	13,297	620
Air Transport Services Group*	42,666	365
Allegiant Travel, Cl A	909	197
Allied Motion Technologies	4,305	76
American Woodmark*	6,740	437
Apogee Enterprises	18,588	830
ARC Document Solutions*	84,000	500
Argan	3,980	138
Astronics*	5,232	212
Astronics, Cl B*	1,476	60
Atlas Air Worldwide Holdings*	44,900	1,552
Babcock & Wilcox, Cl W*	26,131	689
Barnes Group	26,200	944
Beacon Roofing Supply*	24,063	782
Blount International*	10,981	61
Brink’s	2,729	74

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Builders FirstSource*	16,451	$209
Carlisle	11,533	1,008
Casella Waste Systems, Cl A*	10,535	61
CEB	11,174	764
Celadon Group	21,000	336
CIRCOR International	3,930	158
Comfort Systems USA	14,666	400
Commercial Vehicle Group*	10,567	43
Continental Building Products*	13,629	280
Covanta Holding	23,700	414
Covenant Transportation Group, Cl A*	14,410	259
CRA International*	2,038	44
Crane, Cl A	31,820	1,483
Cubic	2,470	104
Curtiss-Wright	403	25
Deluxe	15,639	872
Douglas Dynamics	7,585	151
Ducommun*	19,963	401
DXP Enterprises*	28,470	777
Dycom Industries*	26,908	1,947
EMCOR Group	50,781	2,247
EnerSys	17,796	954
Engility Holdings	21,150	545
Ennis	5,333	93
Esterline Technologies*	9,684	696
Exponent	3,233	144
Forward Air	17,770	737
FreightCar America, Cl A	65,430	1,123
G&K Services	6,438	429
Generac Holdings*	21,035	633
Genesee & Wyoming, Cl A*	18,259	1,079
Gibraltar Industries*	9,316	171
Global Brass & Copper Holdings	10,696	219
Global Power Equipment Group	3,900	14
GP Strategies*	2,343	53
Great Lakes Dredge & Dock*	302,700	1,525
Greenbrier	11,559	371
H&E Equipment Services	53,372	892
Harsco	45,860	416
Hawaiian Holdings*	33,632	830
Heico, Cl A	2,600	118
Heidrick & Struggles International	5,553	108
Hexcel, Cl A	27,496	1,234
Hillenbrand	2,122	55
Hub Group, Cl A*	23,703	863
Huron Consulting Group*	13,405	838
Hyster-Yale Materials Handling	18,768	1,085
ICF International, Cl A*	16,700	507
IDEX	13,027	929
Insperity, Cl A	10,570	464
Insteel Industries	3,728	60
Interface, Cl A	64,021	1,437
ITT	22,545	754
John Bean Technologies, Cl A	8,925	341
KBR	24,600	410

Description	Shares	Market Value ($ Thousands)
Kennametal	25,100	$625
Keyw Holding, Cl A* (A)	45,100	277
Kforce	8,882	233
Kirby*	12,418	769
Knight Transportation	23,426	562
Knoll, Cl B	8,285	182
Korn/Ferry International	5,495	182
LB Foster, Cl A	78,715	967
Lincoln Electric Holdings	13,710	719
Lindsay (A)	8,360	567
Matson	1,303	50
Meritor*	84,532	899
Middleby*	7,457	784
Miller Industries	2,231	44
Mobile Mini	14,433	444
Moog, Cl A*	427	23
Multi-Color	7,442	569
MYR Group*	6,484	170
Navigant Consulting*	4,239	67
Nortek*	1,353	86
On Assignment*	1,975	73
Orion Marine Group*	118,200	707
PAM Transportation Services*	2,133	71
Patrick Industries*	12,617	498
PGT*	5,244	64
Pitney Bowes	34,200	679
Ply Gem Holdings*	5,307	62
Primoris Services	88,198	1,580
Proto Labs*	14,357	962
Rand Logistics* (A)	51,100	109
RBC Bearings*	9,809	586
Regal Beloit	11,710	661
Republic Airways Holdings*	9,400	54
Resources Connection	9,651	145
Rush Enterprises, Cl A*	13,300	322
Safe Bulkers	10,179	28
Saia*	18,828	583
Scorpio Bulkers*	213,300	312
Sparton*	2,685	57
Spirit Airlines*	10,900	516
Standex International	10,272	774
Steelcase, Cl A	36,735	676
Swift Transportation, Cl A*	33,594	505
Taser International* (A)	3,230	71
Tennant	1,053	59
Titan Machinery* (A)	83,987	964
Trex*	1,490	50
Triumph Group	74,130	3,119
TrueBlue*	14,444	325
Tutor Perini*	50,500	831
Unifirst	1,792	191
United Rentals*	6,646	399
Universal Forest Products	660	38
US Ecology	8,612	376
USA Truck*	3,679	63

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
USG*	19,848	$528
Valmont Industries	4,474	424
Viad	3,542	103
Wabash National*	61,579	652
Watsco	1,642	194
Werner Enterprises	14,500	364
Wesco Aircraft Holdings*	223,500	2,727
West	1,129	25
XPO Logistics* (A)	2,492	59

		75,821

Information Technology — 17.4%
ACI Worldwide*	41,210	870
Adtran	38,114	556
Advanced Energy Industries*	43,479	1,144
Alliance Fiber Optic Products	15,088	258
Ambarella* (A)	4,870	281
American Software, Cl A	4,592	43
Amkor Technology*	11,236	50
Applied Micro Circuits*	71,400	379
Applied Optoelectronics*	13,884	261
Aspen Technology*	30,008	1,138
AVG Technologies*	7,370	160
Barracuda Networks*	987	15
Belden	11,657	544
Benchmark Electronics*	39,011	849
Black Box	69,236	1,020
Blackbaud, Cl A	31,997	1,796
Blackhawk Network Holdings, Cl A*	3,336	141
Brightcove*	2,101	10
BroadSoft*	8,916	267
Brooks Automation	48,594	569
Cabot Microelectronics*	7,333	284
CACI International, Cl A*	11,723	867
CalAmp*	4,479	72
Calix*	8,843	69
Callidus Software*	32,225	548
Carbonite*	12,668	141
Cascade Microtech*	1,917	27
Cavium*	26,291	1,614
Checkpoint Systems	6,472	47
Ciber*	175,700	559
Ciena*	72,154	1,495
Cimpress* (A)	13,735	1,045
Cirrus Logic*	10,620	335
Clearfield* (A)	3,339	45
Cohu	1,061	10
CommScope Holding*	4,740	142
Computer Task Group	24,900	154
comScore*	5,007	231
Convergys	29,391	679
Cornerstone OnDemand*	15,678	517
CoStar Group*	5,598	969
Cray*	3,981	79
Datalink*	5,998	36

Description	Shares	Market Value ($ Thousands)
Demandware*	21,741	$1,124
DHI Group*	15,010	110
Diebold	18,585	553
Digi International*	49,000	578
Diodes*	3,881	83
Dot Hill Systems*	32,915	320
EarthLink Holdings	1,965	15
Ebix (A)	1,856	46
Echo Global Logistics*	2,187	43
Ellie Mae*	7,347	489
EMCORE*	13,543	92
Endurance International Group Holdings*	2,812	38
Entegris*	112,009	1,477
Envestnet*	14,409	432
EPAM Systems*	4,581	341
ePlus*	2,934	232
Euronet Worldwide*	32,216	2,387
EVERTEC	1,903	34
Exar*	154,300	918
ExlService Holdings*	1,900	70
Extreme Networks*	39,605	133
Fabrinet*	2,711	50
Fair Isaac	2,995	253
Fairchild Semiconductor International*	44,551	626
FEI	1,505	110
Finisar*	20,300	226
Fleetmatics Group*	3,391	166
FormFactor*	16,778	114
Forrester Research	2,649	83
Fortinet*	18,901	803
Gigamon*	16,828	337
GrubHub*	22,262	542
Guidewire Software, Cl Z*	37,939	1,995
Heartland Payment Systems	7,680	484
HomeAway*	18,813	499
HubSpot* (A)	26,418	1,225
II-VI*	10,758	173
Immersion*	25,693	289
Imperva*	7,316	479
Infinera*	54,911	1,074
Infoblox*	74,467	1,190
Inphi*	44,832	1,078
Insight Enterprises*	2,558	66
Integrated Device Technology*	29,313	595
Interactive Intelligence Group*	9,609	286
InterDigital	1,031	52
Intersil, Cl A	67,612	791
IXYS	4,062	45
j2 Global	15,615	1,106
Knowles* (A)	–	—
Limelight Networks*	15,449	30
Littelfuse	11,866	1,082
LivePerson*	8,441	64
LogMeIn*	4,772	325
Luxoft Holding, Cl A*	6,475	410

8	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Manhattan Associates*	8,506	$530
Marketo*	9,387	267
Mattson Technology*	23,181	54
MAXIMUS	27,788	1,655
MaxLinear, Cl A*	23,081	287
Mellanox Technologies*	10,620	401
Mentor Graphics	84,507	2,081
Mercury Systems*	13,800	220
Methode Electronics	9,545	305
Microsemi*	2,125	70
MicroStrategy, Cl A*	1,304	256
Model N*	5,191	52
MoneyGram International*	9,024	72
Monolithic Power Systems	10,190	522
Monotype Imaging Holdings	13,076	285
MTS Systems, Cl A	1,871	113
Multi-Fineline Electronix*	8,632	144
NCR*	25,000	569
NeoPhotonics*	32,479	221
New Relic*	5,309	202
NIC	6,660	118
Nimble Storage* (A)	20,593	497
NVE	1,319	64
OmniVision Technologies*	81,795	2,148
Open Text	23,100	1,034
Orbotech*	39,900	616
OSI Systems*	34,660	2,667
Pandora Media*	19,338	413
Paycom Software*	10,647	382
PDF Solutions*	464	5
Pericom Semiconductor, Cl A	12,290	224
PFSweb*	9,301	132
Photronics*	113,511	1,028
Plantronics	11,516	586
Plexus*	25,439	981
Progress Software*	2,706	70
Proofpoint*	19,636	1,184
Q2 Holdings*	13,511	334
QAD, Cl A	22,329	572
Qlik Technologies*	49,905	1,819
QLogic*	19,992	205
Qorvo*	2,297	104
Qualys*	1,507	43
Quantum*	22,082	15
Rambus*	8,170	96
RealD*	10,497	101
Reis	1,126	25
RingCentral, Cl A*	53,583	973
Rubicon Project*	17,634	256
Ruckus Wireless*	46,215	549
Rudolph Technologies*	21,175	264
Sanmina*	9,248	198
Science Applications International	1,807	73
Sigma Designs*	16,711	115
Silicon Graphics International* (A)	300,787	1,182

Description	Shares	Market Value ($ Thousands)
Silicon Laboratories*	54,918	$2,281
SolarWinds*	9,538	374
SPS Commerce*	9,230	627
SS&C Technologies Holdings	14,677	1,028
Stamps.com*	4,226	313
Super Micro Computer*	2,686	73
SuperCom*	43,100	345
Sykes Enterprises*	17,563	448
Synaptics*	7,959	656
Synchronoss Technologies*	2,282	75
SYNNEX	9,582	815
Tableau Software, Cl A*	8,115	647
Take-Two Interactive Software, Cl A*	58,749	1,688
Tech Data*	12,969	888
TeleTech Holdings	1,900	51
Tessera Technologies	9,311	302
Tyler Technologies*	790	118
Ultimate Software Group*	5,511	987
Ultra Clean Holdings*	4,427	25
Ultratech*	33,300	534
Unisys*	26,708	318
United Online*	7,788	78
Universal Display*	2,432	82
Vasco Data Security International* (A)	6,167	105
VeriFone Holdings*	16,210	450
Verint Systems*	15,318	661
Virtusa*	14,595	749
Vishay Intertechnology	59,012	572
Web.com Group*	2,966	63
WebMD Health, Cl A*	2,009	80
WEX*	11,252	977
Workiva, Cl A* (A)	6,580	100
Xcerra*	114,300	718
XO Group*	15,435	218
Zebra Technologies, Cl A*	6,443	493
Zix*	8,961	38

		91,835

Materials — 2.4%
AEP Industries*	755	43
Allegheny Technologies	16,400	233
American Vanguard, Cl B	32,800	379
Balchem	2,083	127
Berry Plastics Group*	40,050	1,205
Boise Cascade*	24,813	626
Carpenter Technology	12,000	357
Century Aluminum*	13,497	62
Chemtura*	31,417	899
Clearwater Paper*	1,557	73
Core Molding Technologies*	3,867	71
Deltic Timber	1,872	112
Ferro*	8,963	98
FutureFuel	1,901	19
Globe Specialty Metals	12,169	148
Gold Resource (A)	6,343	16

SEI Institutional Managed Trust / Annual Report / September 30, 2015	9

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
H.B. Fuller	12,812	$435
Hawkins	1,805	70
Headwaters, Cl A*	57,858	1,088
Innospec	300	14
Kaiser Aluminum	8,578	688
KMG Chemicals	3,233	62
Koppers Holdings	3,419	69
Louisiana-Pacific*	31,552	449
LSB Industries*	46,180	707
Minerals Technologies	1,003	48
Myers Industries	6,134	82
Neenah Paper, Cl A	1,612	94
Novagold Resources* (A)	92,600	334
Olin (A)	3,204	54
Olympic Steel	1,663	17
Omnova Solutions*	7,866	44
Owens-Illinois*	26,300	545
PolyOne	40,037	1,175
Quaker Chemical	7,812	602
Stillwater Mining*	47,820	494
Summit Materials, Cl A*	32,857	617
Trecora Resources*	3,421	42
US Concrete*	5,531	264
Wausau Paper	8,146	52

		12,514

Telecommunication Services — 0.3%
Boingo Wireless*	30,254	251
Cogent Communications Holdings	1,884	51
FairPoint Communications* (A)	1,328	20
General Communication, Cl A*	6,755	117
IDT, Cl B	5,575	80
Inteliquent	14,766	330
Iridium Communications* (A)	70,900	436
Lumos Networks	8,480	103
Shenandoah Telecommunications	2,674	114
Vonage Holdings*	7,103	42

		1,544

Utilities — 2.3%
ALLETE	25,883	1,307
American States Water	1,800	74
Cadiz* (A)	66,700	484
California Water Service Group, Cl A	1,900	42
Chesapeake Utilities	11,700	621
Dynegy, Cl A*	23,105	478
Empire District Electric	16,000	353
Idacorp, Cl A	3,355	217
Laclede Group	19,065	1,040
New Jersey Resources	9,781	294
NorthWestern	21,625	1,164
ONE Gas	3,992	181
Piedmont Natural Gas (A)	16,200	649
PNM Resources	75,367	2,114
Portland General Electric	40,965	1,515
South Jersey Industries, Cl A	31,440	794

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
Southwest Gas	1,751	$102
Spark Energy, Cl A (A)	2,686	44
UIL Holdings	5,400	271
WGL Holdings	5,938	342
York Water	2,365	50

		12,136

Total Common Stock (Cost $478,050) ($ Thousands)		485,293

EXCHANGE TRADED FUND — 0.3%
iShares Russell 2000 Growth ETF	10,646	1,426

Total Exchange Traded Fund (Cost $1,531) ($ Thousands)		1,426

RIGHTS — 0.0%

United States — 0.0%
Allos Therapeutics*	45,500	—
Furiex Pharmaceuticals—CVR*	300	—

Total Rights (Cost $—) ($ Thousands)		—

CASH EQUIVALENT — 7.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	40,024,813	40,025

Total Cash Equivalent (Cost $40,025) ($ Thousands)		40,025

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P.
0.050% **†† (B)	30,125,095	30,125

Total Affiliated Partnership (Cost $30,125) ($ Thousands)		30,125

U.S. TREASURY OBLIGATIONS (C) — 0.2%
U.S. Treasury Bills
0.110%, 02/04/2016	$901	901

Total U.S. Treasury Obligations (Cost $900) ($ Thousands)		901

Total Investments — 105.6% (Cost $550,631) ($ Thousands)		$557,770

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	104	Dec-2015	$(370)

			$(370)

10	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)

September 30, 2015

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $528,055 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $29,539 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $30,125 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$485,293	$—	$—	$485,293
Exchange Traded Fund	1,426	—	—	1,426
Rights	—	—	—	—
Cash Equivalent	40,025	—	—	40,025
Affiliated Partnership	—	30,125	—	30,125
U.S. Treasury Obligation	—	901	—	901

Total Investments in Securities	$526,744	$31,026	$—	$557,770

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(370)	$—	$—	$(370)

Total Other Financial Instruments	$(370)	$—	$—	$(370)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2015, there were no Level 3 investments.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	11

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.7% ‡

Consumer Discretionary — 9.9%
AMC Entertainment Holdings, Cl A	14,885	$375
American Axle & Manufacturing Holdings*	33,900	676
American Eagle Outfitters	38,536	602
Arctic Cat	9,583	213
Big 5 Sporting Goods	14,100	146
Big Lots	10,300	494
Boot Barn Holdings*	18,480	341
Bravo Brio Restaurant Group*	38,700	436
Brinker International	7,500	395
Brunswick	13,455	644
Cabela’s*	8,253	376
Callaway Golf	106,769	892
Carmike Cinemas*	85,900	1,726
Children’s Place	14,065	811
ClubCorp Holdings	14,845	319
Cooper-Standard Holding*	10,400	603
Core-Mark Holding, Cl A	8,315	544
CROCS*	31,200	403
CSS Industries	22,600	595
Dana Holding	63,090	1,002
Deckers Outdoor*	800	46
Destination XL Group*	44,600	259
Dorman Products* (A)	10,840	552
DSW, Cl A	11,910	301
Ethan Allen Interiors	27,556	728
Express*	63,591	1,136
Finish Line, Cl A	21,700	419
GameStop, Cl A (A)	10,900	449
Genesco*	9,230	527
Group 1 Automotive	4,100	349
Haverty Furniture	9,400	221
Horizon Global*	27,203	240
Hyatt Hotels, Cl A*	200	10
J Alexander’s Holdings*	12,141	121
Journal Media Group	1,988	15
Krispy Kreme Doughnuts*	68,102	996
Libbey	45,400	1,481
Marriott Vacations Worldwide	7,115	485
Matthews International, Cl A	37,769	1,850
MDC Partners, Cl A	102,900	1,896
Men’s Wearhouse	7,336	312
Meredith	15,255	650
Meritage Homes*	7,800	285
Nexstar Broadcasting Group, Cl A	8,565	405
Outerwall (A)	6,400	364
Oxford Industries, Cl A	2,776	205
Penn National Gaming*	32,140	539
Pier 1 Imports	22,628	156
Pool	8,215	594
Rent-A-Center	22,000	534

Description	Shares	Market Value ($ Thousands)
Ryland Group	33,785	$1,379
Select Comfort*	17,805	390
Shoe Carnival	9,100	217
Smith & Wesson Holding*	24,900	420
Stage Stores	21,300	210
Standard Motor Products	7,000	244
Starwood Hotels & Resorts Worldwide	600	40
Steven Madden*	19,655	720
Stoneridge*	23,900	295
Texas Roadhouse, Cl A	14,715	547
Tribune Publishing	43,800	343
Universal Electronics*	3,885	163
Vail Resorts	8,713	912
Vista Outdoor*	11,130	494
Wolverine World Wide	28,405	615

		34,707

Consumer Staples — 2.8%
Casey’s General Stores	2,239	231
Darling Ingredients*	90,431	1,016
Fresh Del Monte Produce	15,500	612
Ingles Markets, Cl A	14,100	674
J&J Snack Foods	9,150	1,040
Landec*	110,900	1,294
Roundy’s*	22,600	53
Sanderson Farms (A)	10,000	686
Snyder’s-Lance	19,821	669
SpartanNash	61,950	1,601
TreeHouse Foods*	7,082	551
Universal (A)	25,400	1,259
Weis Markets	4,700	196

		9,882

Energy — 5.5%
Alon USA Energy	25,100	453
Approach Resources, Cl A* (A)	348,300	651
Ardmore Shipping	39,500	477
Bill Barrett* (A)	350,000	1,155
Bristow Group	8,000	209
Carrizo Oil & Gas*	18,255	557
Dawson Geophysical*	8,812	34
DHT Holdings	43,900	326
Diamondback Energy, Cl A	4,373	283
Energy XXI (A)	30,252	32
Exterran Holdings	27,265	491
GasLog (A)	32,495	313
Green Plains	48,800	950
Gulfport Energy*	13,600	404
Helix Energy Solutions Group*	52,770	253
Matrix Service*	26,600	598
Memorial Resource Development*	46,923	825
Navigator Holdings*	51,700	690
Newpark Resources, Cl A*	37,200	190
Northern Oil And Gas* (A)	36,400	161

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Oasis Petroleum*	12,727	$110
Oil States International*	9,925	259
Pacific Ethanol* (A)	172,600	1,120
Parker Drilling*	90,900	239
Patterson-UTI Energy	18,220	239
PBF Energy, Cl A	23,900	675
PDC Energy, Cl A*	12,155	644
Ring Energy* (A)	45,563	450
Scorpio Tankers	228,100	2,092
StealthGas*	108,300	486
Superior Energy Services	44,355	560
TETRA Technologies*	245,630	1,452
Unit*	10,900	123
VAALCO Energy*	7,000	12
Warren Resources* (A)	117,300	57
Westmoreland Coal* (A)	91,700	1,292
World Fuel Services	6,420	230

		19,092

Financials — 39.5%
1st Source	18,880	582
Acadia Realty Trust †	33,800	1,016
Agree Realty †	15,100	451
Alexandria Real Estate Equities †	950	80
American Assets Trust †	29,015	1,186
American Campus Communities	24,790	898
American Equity Investment Life Holding	12,800	298
American Homes 4 Rent, Cl A	25,095	404
Ameris Bancorp	244	7
Ames National, Cl B	700	16
AmTrust Financial Services	5,600	353
Anchor BanCorp Wisconsin*	1,950	83
Anworth Mortgage Asset †	61,400	303
Apartment Investment & Management, Cl A †	2,453	91
Apollo Commercial Real Estate Finance †	24,800	390
Argo Group International Holdings	6,935	392
Arrow Financial	2,213	59
Ashford*	708	45
Ashford Hospitality Prime †	6,381	90
Ashford Hospitality Trust †	88,100	537
Aspen Insurance Holdings	12,900	600
Astoria Financial	650	10
AvalonBay Communities †	794	139
BancFirst	2,150	136
Banco Latinoamericano de Exportaciones, Cl E	30,550	707
Bancorpsouth, Cl A	6,900	164
Bank of Marin Bancorp	800	38
Bank of the Ozarks	27,315	1,195
BankFinancial	2,800	35
BankUnited	7,267	260
Banner	4,450	213
BBCN Bancorp	14,950	225

Description	Shares	Market Value ($ Thousands)
BBX Capital, Cl A*	550	$9
Beneficial Bancorp*	6,974	93
Berkshire Hills Bancorp	37,480	1,032
BioMed Realty Trust †	5,000	100
BlackRock Capital Investment	52,500	465
Blackstone Mortgage Trust, Cl A †	32,706	897
BNC Bancorp	5,900	131
Boston Private Financial Holdings	67,048	784
Boston Properties †	685	81
Brandywine Realty Trust †	29,500	363
Brixmor Property Group	2,450	58
Brookline Bancorp, Cl A	17,250	175
Camden National	12,600	509
Camden Property Trust	450	33
Capitol Federal Financial	50,110	607
Capstead Mortgage †	30,900	306
Cascade Bancorp*	96,025	520
CatchMark Timber Trust, Cl A †	128,900	1,325
Cathay General Bancorp	4,300	129
CBL & Associates Properties †	28,700	395
Cedar Realty Trust †	193,500	1,202
CenterState Banks	8,650	127
Central Pacific Financial	65,050	1,364
Charter Financial	950	12
Chatham Lodging Trust †	24,600	528
Chemical Financial	4,200	136
Chesapeake Lodging Trust †	16,975	442
Citizens & Northern	1,000	20
City Holding	3,400	168
CNB Financial	2,450	45
CNO Financial Group	185,895	3,497
CoBiz Financial	76,357	993
Columbia Banking System	21,595	674
Columbia Property Trust †	1,250	29
Community Bank System	500	19
Community Trust Bancorp	14,480	514
Corporate Office Properties Trust †	26,950	567
CubeSmart	2,800	76
Customers Bancorp*	72,700	1,868
CVB Financial	2,450	41
CYS Investments †	21,700	158
DCT Industrial Trust	13,270	447
DDR †	4,100	63
Dime Community Bancshares	3,800	64
Douglas Emmett	36,870	1,059
Duke Realty	3,080	59
DuPont Fabros Technology †	17,900	463
Dynex Capital †	37,400	245
Eagle Bancorp*	40,172	1,828
EastGroup Properties †	9,550	517
Education Realty Trust †	48,716	1,605
Employers Holdings	81,895	1,825
Endurance Specialty Holdings	18,932	1,155

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Enterprise Bancorp	700	$15
Enterprise Financial Services	4,100	103
EPR Properties, Cl A †	15,755	813
Equity Commonwealth* †	62,400	1,700
Equity LifeStyle Properties	700	41
Equity One, Cl A †	15,830	385
Equity Residential †	2,200	165
Essex Property Trust †	259	58
EverBank Financial, Cl A	38,675	746
Evercore Partners, Cl A	10,765	541
Extra Space Storage	600	46
Ezcorp, Cl A*	11,400	70
Farmers Capital Bank*	2,100	52
FBR	49,200	1,005
Federal Agricultural Mortgage, Cl C	12,800	332
Federated Investors, Cl B	8,513	246
FelCor Lodging Trust †	103,900	735
Fidelity & Guaranty Life	72,700	1,784
Fidelity Southern	4,412	93
Financial Institutions	2,300	57
First American Financial	24,850	971
First Bancorp	4,050	69
First BanCorp Puerto Rico*	30,800	110
First Busey	4,033	80
First Business Financial Services	2,200	52
First Citizens BancShares, Cl A	1,200	271
First Commonwealth Financial	78,200	711
First Community Bancshares	24,295	435
First Defiance Financial	3,800	139
First Financial	2,650	86
First Financial Bancorp	1,300	25
First Foundation*	16,700	380
First Horizon National	42,407	601
First Interstate BancSystem, Cl A	23,200	646
First Merchants	7,150	187
First Midwest Bancorp	13,550	238
First NBC Bank Holding*	13,406	470
FirstMerit, Cl A	20,505	362
Flagstar Bancorp*	8,150	168
Flushing Financial	40,750	816
FNB (Pennsylvania)	19,650	254
FNFV Group*	70,300	824
Forest City Enterprises, Cl A*	31,890	642
Franklin Financial Network*	1,000	22
Franklin Street Properties †	57,000	613
Fulton Financial	125,660	1,520
General Growth Properties †	2,832	74
GEO Group †	85,600	2,546
German American Bancorp	2,200	64
Glacier Bancorp, Cl A	42,220	1,114
Gladstone Commercial †	20,500	289
Gramercy Property Trust †	53,075	1,102
Great Southern Bancorp	3,100	134

Description	Shares	Market Value ($ Thousands)
Great Western Bancorp	23,845	$605
Green Bancorp*	4,000	46
Guaranty Bancorp	3,100	51
Hancock Holding, Cl A	53,333	1,443
Hanmi Financial	3,650	92
Hanover Insurance Group, Cl A	46,844	3,640
Hatteras Financial †	27,600	418
HCP †	2,062	77
Heartland Financial USA	4,750	172
Hercules Technology Growth Capital, Cl A	54,538	551
Heritage Commerce	2,800	32
Heritage Financial	5,950	112
Heritage Oaks Bancorp	1,650	13
Hersha Hospitality Trust, Cl A †	14,325	325
Highwoods Properties	18,685	724
Hilltop Holdings*	8,000	158
Home BancShares	36,960	1,497
Home Loan Servicing Solutions	20,000	14
Horace Mann Educators, Cl A	29,059	965
Horizon Bancorp	1,925	46
Hospitality Properties Trust †	12,900	330
Host Hotels & Resorts †	4,356	69
IBERIABANK	38,286	2,229
Independent Bank	600	9
Independent Bank Group	1,750	67
Infinity Property & Casualty	7,756	625
Inland Real Estate †	17,700	143
International Bancshares	32,805	821
Investors Bancorp	185,706	2,292
Kemper, Cl A	44,300	1,567
Kennedy-Wilson Holdings	61,800	1,370
Kimco Realty †	2,600	63
Kite Realty Group Trust †	1,850	44
Lakeland Bancorp	950	11
Lakeland Financial	3,450	156
LaSalle Hotel Properties	28,920	821
LegacyTexas Financial Group	6,050	184
Lexington Realty Trust, Cl REIT †	30,308	245
Liberty Property Trust	1,250	39
Macerich †	1,561	120
Maiden Holdings	115,200	1,599
MainSource Financial Group	36,317	739
MB Financial	19,903	650
Medical Properties Trust †	36,810	407
Mercantile Bank	2,800	58
Meridian Bancorp	94,600	1,293
Meta Financial Group	3,250	136
Metro Bancorp	1,850	54
MFA Financial †	45,000	306
MGIC Investment*	13,850	128
MidSouth Bancorp	600	7
Mortgage Investment Trust †	16,600	253
National Bank Holdings, Cl A	23,620	485

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
National Bankshares, Cl A (A)	1,100	$34
National Penn Bancshares	87,801	1,032
Nationstar Mortgage Holdings*	250	3
NBT Bancorp	5,700	154
Nelnet, Cl A	19,600	679
Northfield Bancorp	89,887	1,367
Northwest Bancshares	13,575	176
OceanFirst Financial	29,750	512
OFG Bancorp	37,500	327
Old National Bancorp, Cl A	53,850	750
Old Second Bancorp*	5,750	36
Oppenheimer Holdings, Cl A	11,000	220
Pacific Continental	4,050	54
PacWest Bancorp	37,899	1,622
Paramount Group	1,850	31
Peapack Gladstone Financial	450	10
Pebblebrook Hotel Trust	28,989	1,028
Pennsylvania Real Estate Investment Trust †	18,400	365
PennyMac Financial Services, Cl A*	3,100	50
PennyMac Mortgage Investment Trust †	18,700	289
Peoples Financial Services	100	3
Piedmont Office Realty Trust, Cl A †	41,250	738
Pinnacle Financial Partners	550	27
Popular	56,400	1,705
Post Properties †	550	32
Preferred Bank	3,450	109
Primerica	1,200	54
PrivateBancorp, Cl A	21,020	806
ProLogis †	4,239	165
Prosperity Bancshares	8,650	425
Provident Financial Services	11,850	231
Public Storage †	757	160
QCR Holdings	1,400	31
QTS Realty Trust*	12,075	528
Radian Group	74,410	1,184
RAIT Financial Trust †	9,799	49
Regency Centers	831	52
Renasant	27,972	919
Republic Bancorp, Cl A	20,200	496
Retail Opportunity Investments †	1,950	32
RLJ Lodging Trust	650	16
Rouse Properties † (A)	62,100	968
S&T Bancorp	13,300	434
Safeguard Scientifics*	37,902	589
Select Income †	35,300	671
Selective Insurance Group	28,830	895
Senior Housing Properties Trust †	2,950	48
Seritage Growth Properties* † (A)	11,800	440
Sierra Bancorp	2,200	35
Simmons First National, Cl A	100	5
Simon Property Group †	1,544	284
SL Green Realty †	492	53
South State	3,266	251

Description	Shares	Market Value ($ Thousands)
Starwood Waypoint Residential Trust †	46,600	$1,110
State Bank Financial	85,600	1,770
Sterling Bancorp	67,366	1,002
Stock Yards Bancorp	3,050	111
Summit Hotel Properties †	64,800	756
Sunstone Hotel Investors †	46,585	616
Symetra Financial	30,700	971
Taubman Centers †	450	31
TCF Financial	66,184	1,003
Territorial Bancorp	2,750	72
Texas Capital Bancshares*	1,200	63
THL Credit	34,400	376
Tompkins Financial	12,900	688
TowneBank	2,350	44
TriCo Bancshares	6,650	163
TriState Capital Holdings*	6,050	75
Triumph Bancorp*	5,450	92
Trustmark	11,100	257
Two Harbors Investment †	52,100	460
UDR †	2,100	72
UMB Financial	1,950	99
Umpqua Holdings	26,524	432
Union Bankshares	23,100	554
United Bankshares	3,020	115
United Community Banks	68,300	1,396
United Financial Bancorp	2,350	31
Universal Insurance Holdings	4,500	133
Univest Corp of Pennsylvania	4,050	78
Validus Holdings	23,574	1,063
Valley National Bancorp	8,500	84
Ventas †	1,619	91
Vornado Realty Trust †	900	81
Walker & Dunlop*	1,500	39
Washington Federal	12,700	289
Webster Financial	32,265	1,150
Welltower †	2,230	151
WesBanco	10,000	315
West Bancorporation	2,250	42
Western Alliance Bancorp*	61,030	1,874
Western Asset Mortgage Capital † (A)	24,400	308
Wilshire Bancorp	17,800	187
Wintrust Financial	14,210	759
World Acceptance* (A)	5,149	138
WP GLIMCHER †	43,130	503
WSFS Financial	37,435	1,079
Yadkin Financial	89,780	1,929

		137,954

Health Care — 4.6%
Accuray* (A)	304,500	1,521
Air Methods*	12,900	440
Alere*	8,700	419
Amsurg*	17,118	1,330

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
AngioDynamics*	27,980	$369
Charles River Laboratories International*	8,871	564
Chemed	2,400	321
Conmed	19,070	910
Cynosure, Cl A*	11,795	354
Emergent BioSolutions*	17,205	490
Enanta Pharmaceuticals*	1,200	43
Exactech*	12,600	220
Globus Medical, Cl A*	20,650	427
Greatbatch*	32,180	1,815
HealthSouth	35,697	1,370
Kindred Healthcare	9,920	156
Landauer	8,300	307
Lannett* (A)	7,100	295
Ligand Pharmaceuticals*	4,220	362
Magellan Health*	8,950	496
PDL BioPharma	48,900	246
PerkinElmer	11,040	507
PharMerica*	9,300	265
PhotoMedex* (A)	18,900	10
Prestige Brands Holdings, Cl A*	10,050	454
SciClone Pharmaceuticals*	39,100	271
Select Medical Holdings	29,500	318
Symmetry Surgical*	14,250	127
Teleflex	3,053	379
Trinity Biotech ADR (A)	120,800	1,382

		16,168

Industrials — 14.1%
AAR	20,200	383
ACCO Brands*	62,600	443
Actuant, Cl A	18,147	334
Aegion, Cl A*	42,800	705
Air Transport Services Group*	51,100	437
Aircastle	39,500	814
Alamo Group	7,300	341
Alaska Air Group	9,600	763
Altra Industrial Motion	10,401	240
American Railcar Industries (A)	5,800	210
Ampco-Pittsburgh	7,500	82
Apogee Enterprises	9,105	407
ARC Document Solutions*	117,800	701
ArcBest	9,200	237
Astronics, Cl B*	940	38
Astronics*	1,445	59
Atlas Air Worldwide Holdings*	10,200	352
Barnes Group	41,485	1,496
Brink’s	3,200	86
Celadon Group	29,500	473
CIRCOR International	16,130	647
Clean Harbors*	11,691	514
Covanta Holding	33,200	579
Curtiss-Wright	17,438	1,089

Description	Shares	Market Value ($ Thousands)
Deluxe	10,200	$568
EMCOR Group	40,618	1,797
EnPro Industries	9,740	381
Essendant	6,500	211
Forward Air	10,840	450
FreightCar America, Cl A	87,000	1,493
FTI Consulting*	6,231	259
G&K Services	23,605	1,573
Generac Holdings* (A)	40,843	1,229
Global Power Equipment Group	5,600	20
Great Lakes Dredge & Dock*	424,400	2,139
H&E Equipment Services	14,800	247
Hawaiian Holdings*	32,500	802
Hexcel, Cl A	9,627	432
Hillenbrand	2,800	73
Huron Consulting Group*	17,433	1,090
Hyster-Yale Materials Handling	11,000	636
ICF International, Cl A*	23,500	714
Interface, Cl A	71,821	1,612
ITT	28,676	959
JetBlue Airways*	16,500	425
Kadant	25,166	982
KAR Auction Services	8,671	308
KBR	34,500	575
Keyw Holding, Cl A* (A)	63,300	389
Korn/Ferry International	9,893	327
LB Foster, Cl A	5,700	70
Lydall*	17,101	487
Matson	16,935	652
Meritor*	40,300	428
Multi-Color	2,960	226
Navigant Consulting*	12,700	202
Northwest Pipe*	31,049	406
Orbital ATK	4,500	323
Orion Marine Group*	184,978	1,106
Pitney Bowes	47,900	951
Primoris Services	32,900	589
Proto Labs*	8,140	545
Quad	18,500	224
Rand Logistics* (A)	71,700	153
Regal Beloit	15,943	900
Republic Airways Holdings*	35,200	203
RR Donnelley & Sons	18,986	276
Scorpio Bulkers*	299,100	437
Skywest	27,200	454
Spirit Airlines*	15,300	724
Standex International	14,915	1,124
TAL International Group	10,400	142
Team*	9,501	305
Teledyne Technologies*	3,140	284
Tetra Tech	19,004	462
Textainer Group Holdings (A)	8,400	139
Titan Machinery* (A)	28,400	326

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Toro	13,110	$925
TriMas*	27,287	446
TriNet Group*	12,337	208
Triumph Group	32,635	1,373
Tutor Perini*	88,600	1,459
VSE	3,500	140
Wabash National*	40,100	425
Watts Water Technologies, Cl A	8,015	423
Werner Enterprises	20,300	509

		49,167

Information Technology — 10.4%
ACI Worldwide*	25,140	531
Acxiom*	71,811	1,419
Advanced Energy Industries*	15,320	403
Amkor Technology*	76,200	342
Applied Micro Circuits* (A)	100,200	532
Belden	19,700	920
Benchmark Electronics*	30,800	670
Black Box	12,300	181
Blackbaud, Cl A	9,740	547
Booz Allen Hamilton Holding, Cl A	21,865	573
BroadSoft*	20,333	609
CACI International, Cl A*	6,335	469
Cadence Design Systems*	64,665	1,337
Ciber*	247,600	787
Coherent*	5,297	290
Computer Task Group	34,700	215
Convergys	17,510	405
CSG Systems International	25,600	788
Diebold	10,943	326
Digi International*	68,700	810
Dot Hill Systems*	34,400	335
Entegris*	43,115	569
ePlus*	1,000	79
Euronet Worldwide*	8,460	627
Exar*	216,400	1,288
ExlService Holdings*	15,138	559
Fabrinet*	15,612	286
Fair Isaac	5,559	470
Finisar*	28,400	316
Heartland Payment Systems	8,242	519
Infinera*	24,280	475
Inphi*	66,950	1,610
Insight Enterprises*	27,600	713
Integrated Silicon Solution	15,400	331
Intralinks Holdings, Cl A*	55,420	459
Ixia*	35,286	511
j2 Global	21,590	1,530
Kulicke & Soffa Industries*	29,000	266
Littelfuse	8,780	800
M*	11,277	327

Description	Shares	Market Value ($ Thousands)
Mentor Graphics	39,150	$964
Mercury Computer Systems*	19,400	309
MKS Instruments	13,464	451
MoneyGram International*	26,500	212
Multi-Fineline Electronix*	3,600	60
NETGEAR*	21,800	636
Photronics*	28,300	256
Plantronics	15,200	773
PTC*	18,449	586
QAD, Cl A	30,400	778
QLogic*	46,700	478
Sanmina*	27,400	586
Semtech*	24,458	369
Solera Holdings	7,377	398
SuperCom*	60,400	483
SYNNEX	4,700	400
Take-Two Interactive Software, Cl A*	21,005	604
Tech Data*	10,800	740
TeleCommunication Systems, Cl A*	28,700	99
TeleTech Holdings	12,100	324
Ultra Clean Holdings*	14,200	82
Ultratech*	46,700	748
Verint Systems*	8,115	350
Virtusa*	8,900	457
Xcerra*	149,200	937

		36,304

Materials — 3.4%
Allegheny Technologies	51,647	733
Berry Plastics Group*	22,365	672
Cabot	24,181	763
Carpenter Technology	16,900	503
Chemtura*	17,825	510
Clearwater Paper*	6,700	317
Domtar	7,700	275
Flotek Industries* (A)	13,119	219
Glatfelter	14,800	255
Headwaters, Cl A*	29,790	560
Huntsman	21,700	210
Innophos Holdings	8,054	319
Innospec	8,500	395
Kaiser Aluminum	5,300	425
LSB Industries*	14,600	224
Minerals Technologies	14,475	697
Neenah Paper, Cl A	5,700	332
Novagold Resources* (A)	129,900	469
Olin (A)	20,220	340
PolyOne	28,880	848
Schweitzer-Mauduit International	10,400	358
Sensient Technologies	20,670	1,267
Silgan Holdings	20,693	1,077

		11,768

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
Telecommunication Services — 0.6%
Cogent Communications Holdings	9,546	$259
Inteliquent	29,000	648
Iridium Communications* (A)	176,100	1,083
Spok Holdings	11,600	191

		2,181

Utilities — 4.9%
ALLETE	19,465	983
Avista	28,900	961
Black Hills, Cl A	600	25
Cadiz* (A)	93,600	679
Chesapeake Utilities	16,500	876
Empire District Electric	22,500	496
Great Plains Energy	37,330	1,009
Idacorp, Cl A	20,557	1,330
Laclede Group	11,630	634
NorthWestern	4,880	262
Piedmont Natural Gas (A)	22,700	910
PNM Resources	65,135	1,826
Portland General Electric	119,240	4,408
South Jersey Industries, Cl A	22,460	567
Southwest Gas	28,995	1,691
UIL Holdings	7,500	377

		17,034

Total Common Stock (Cost $324,618) ($ Thousands)		334,257

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 ETF	4,977	544

Total Exchange Traded Fund (Cost $369) ($ Thousands)		544

AFFILIATED PARTNERSHIP — 4.8%
SEI Liquidity Fund
0.050% **††(B)	16,899,377	16,899

Total Affiliated Partnership (Cost $16,899) ($ Thousands)		16,899

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	14,504,392	14,505

Total Cash Equivalent (Cost $14,505) ($ Thousands)		14,505

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.114%, 02/04/2016	$437	437

Description	Market Value ($ Thousands)
Total U.S. Treasury Obligations (Cost $437) ($ Thousands)	$437

Total Investments — 105.0% (Cost $356,828) ($ Thousands)	$366,642

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	8	Dec-2015	$(36)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $349,330 ($ Thousands)

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $16,674 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $16,899 ($Thousands).

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$334,257	$—	$—	$334,257
Exchange Traded Fund	544	—	—	544
Affiliated Partnership	—	16,899	—	16,899
Cash Equivalent	14,505	—	—	14,505
U.S. Treasury Obligation	—	437	—	437

Total Investments in Securities	$349,306	$17,336	$—	$366,642

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(36)	$—	$—	$(36)

Total Other Financial Instruments	$(36)	$—	$—	$(36)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Concluded)

September 30, 2015

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2015, there were no Level 3 investments.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.5%

Consumer Discretionary — 16.9%
1-800-Flowers.com, Cl A*	9,602	$87
2U*	78,558	2,820
AMC Entertainment Holdings, Cl A	1,102	28
American Axle & Manufacturing Holdings*	1,893	38
American Eagle Outfitters	15,648	245
America’s Car-Mart*	1,760	58
Arctic Cat	18,574	412
Ascena Retail Group*	1,375	19
Bassett Furniture Industries	7,067	197
Big Lots	2,817	135
Black Diamond*	15,061	95
Bloomin’ Brands	9,440	172
Blue Nile*	2,728	91
Boot Barn Holdings*	31,278	576
Boyd Gaming*	28,898	471
Bravo Brio Restaurant Group*	10,274	116
Bright Horizons Family Solutions*	13,653	877
Brunswick	10,620	509
Buffalo Wild Wings*	3,827	740
Build-A-Bear Workshop*	12,737	241
Burlington Stores*	18,449	941
Caleres	5,917	181
Callaway Golf	37,467	313
Capella Education	8,484	420
Carriage Services	6,150	133
Cato, Cl A	5,400	184
Cavco Industries*	1,372	93
Central European Media Enterprises, Cl A* (A)	16,138	35
Cheesecake Factory	756	41
Cherokee*	2,139	33
Chico’s FAS	16,690	263
Children’s Place	1,657	96
Chuy’s Holdings*	7,293	207
Citi Trends	7,393	173
ClubCorp Holdings	15,197	326
Columbia Sportswear	524	31
Container Store Group* (A)	25,620	361
Cooper Tire & Rubber	12,438	492
Core-Mark Holding, Cl A	1,298	85
Cracker Barrel Old Country Store (A)	2,908	428
Culp	5,709	183
Dave & Buster’s Entertainment*	8,217	311
Del Frisco’s Restaurant Group*	83,966	1,166
Del Taco Restaurants*	18,450	258
Denny’s, Cl A*	20,908	231
Diamond Resorts International*	41,428	969
DineEquity	1,000	92
Dorman Products* (A)	26,964	1,372
Drew Industries	6,036	330

Description	Shares	Market Value ($ Thousands)
Dunkin’ Brands Group	5,039	$247
Entravision Communications, Cl A	12,892	85
Express*	28,539	510
Fenix Parts* (A)	57,631	385
Fiesta Restaurant Group*	6,947	315
Five Below*	67,388	2,263
Fox Factory Holding*	3,149	53
Francesca’s Holdings*	3,300	40
Gentherm*	1,188	53
G-III Apparel Group*	5,577	344
Grand Canyon Education*	28,946	1,100
Gray Television*	33,952	433
Helen of Troy*	2,607	233
Hibbett Sports*	35,239	1,234
Hooker Furniture	3,966	93
Houghton Mifflin Harcourt*	2,607	53
HSN, Cl A	1,967	113
IMAX*	14,925	504
Installed Building Products*	10,357	262
Isle of Capri Casinos*	4,322	75
Jack in the Box	17,973	1,385
Jamba* (A)	6,602	94
Kate Spade*	18,343	351
Kirkland’s	13,923	300
Krispy Kreme Doughnuts*	2,632	39
La Quinta Holdings*	12,570	198
La-Z-Boy, Cl Z	8,003	212
LGI Homes* (A)	12,613	343
Libbey	9,288	303
LifeLock*	3,476	30
Lithia Motors, Cl A	15,202	1,643
Loral Space & Communications*	1,118	53
Malibu Boats, Cl A*	61,825	864
Marriott Vacations Worldwide	206	14
Men’s Wearhouse	13,390	569
Metaldyne Performance Group	2,058	43
Monarch Casino & Resort*	1,936	35
Monro Muffler	9,817	663
Morgans Hotel Group*	6,470	21
Motorcar Parts & Accesories*	1,859	58
National CineMedia	170,018	2,282
Nautilus*	7,500	112
New Home*	2,748	36
Nexstar Broadcasting Group, Cl A	7,033	333
Nutrisystem	9,320	247
Ollie’s Bargain Outlet Holdings*	41,424	670
Outerwall (A)	753	43
Overstock.com*	5,974	103
Oxford Industries, Cl A	7,165	529
Papa John’s International, Cl A	809	55
Papa Murphy’s Holdings* (A)	34,879	512
Penske Auto Group, Cl A	9,668	468
PetMed Express (A)	5,042	81

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Pinnacle Entertainment*	5,963	$202
Planet Fitness, Cl A*	23,038	395
Pool	26,488	1,915
Popeyes Louisiana Kitchen*	530	30
Reading International, Cl A*	2,893	37
Red Robin Gourmet Burgers*	5,046	382
Rentrak* (A)	9,879	534
Restoration Hardware Holdings*	6,756	630
Ruth’s Chris Steak House	34,953	568
Scientific Games, Cl A* (A)	3,043	32
Select Comfort*	6,000	131
Shutterfly*	14,856	531
Sinclair Broadcast Group, Cl A	1,565	39
Six Flags Entertainment	7,501	343
Skechers U.S.A., Cl A*	3,539	474
Smith & Wesson Holding*	2,567	43
Sportsman’s Warehouse Holdings* (A)	13,888	171
Steven Madden*	13,719	502
Stoneridge*	3,734	46
Strattec Security	125	8
Strayer Education*	3,815	210
Sturm Ruger	969	57
TAL Education Group ADR*	7,466	240
Tempur-Pedic International*	13,158	940
Tenneco*	2,822	126
Texas Roadhouse, Cl A	28,326	1,054
Tile Shop Holdings* (A)	8,917	107
Tower International*	3,362	80
TRI Pointe Group*	25,420	333
Tumi Holdings*	51,225	903
Universal Electronics*	1,396	59
Vail Resorts	13,022	1,363
Vince Holding*	21,913	75
Vitamin Shoppe*	10,878	355
Wayfair, Cl A* (A)	22,409	786
Winmark	7,030	723
Wolverine World Wide	72,123	1,561
ZAGG*	26,265	178
Zoe’s Kitchen* (A)	14,754	583
Zumiez*	4,600	72

		55,577

Consumer Staples — 2.1%
Alico	153	6
B&G Foods, Cl A	9,094	331
Boston Beer, Cl A*	326	69
Calavo Growers	1,079	48
Cal-Maine Foods (A)	1,388	76
Casey’s General Stores	10,180	1,048
Chefs’ Warehouse Holdings*	20,649	292
Coca-Cola Bottling Consolidated	295	57
Craft Brew Alliance*	1,040	8
Dean Foods	32,026	529

Description	Shares	Market Value ($ Thousands)
Diamond Foods*	20,926	$646
Farmer Bros*	1,969	54
Fresh Market*	2,161	49
Freshpet* (A)	69,766	733
Ingles Markets, Cl A	3,818	183
Inventure Foods*	7,394	66
J&J Snack Foods	1,883	214
John B Sanfilippo & Son	9,688	497
Lancaster Colony	5,593	545
Landec*	3,281	38
Limoneira (A)	1,727	29
Medifast*	11,990	322
National Beverage, Cl A*	1,877	58
Natural Health Trends (A)	3,611	118
Pinnacle Foods	6,683	280
Post Holdings*	4,425	261
Seaboard*	18	55
USANA Health Sciences*	1,537	206

		6,818

Energy — 2.1%
Carrizo Oil & Gas*	5,787	177
Delek US Holdings	15,259	422
Diamondback Energy, Cl A	4,737	306
Dril-Quip*	7,070	412
Era Group*	53,457	800
Evolution Petroleum	244,000	1,354
Forum Energy Technologies*	17,851	218
ION Geophysical*	123,571	48
Laredo Petroleum* (A)	27,890	263
Matador Resources*	28,627	594
Oil States International*	12,684	332
Prothena*	6,295	285
RigNet, Cl A*	59,258	1,511
US Silica Holdings (A)	7,823	110
Western Refining	4,078	180

		7,012

Financials — 7.2%
American Assets Trust †	1,664	68
AmTrust Financial Services	8,281	521
Atlas Financial Holdings*	2,490	46
Bank of the Ozarks	48,790	2,135
Banner	8,071	386
BGC Partners, Cl A	19,900	164
BofI Holding*	8,451	1,089
Consolidated-Tomoka Land	910	46
CubeSmart	17,507	476
CyrusOne †	2,334	76
Diamond Hill Investment Group	406	75
Easterly Acquisition*	90,516	910
Easterly Government Properties †	4,725	75
EastGroup Properties †	7,825	424

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Employers Holdings	1,474	$33
Evercore Partners, Cl A	6,915	347
FCB Financial Holdings, Cl A*	8,518	278
Fifth Street Asset Management, Cl A (A)	2,838	21
Financial Engines (A)	47,899	1,412
First Cash Financial Services*	1,028	41
Great Western Bancorp	10,686	271
Heritage Insurance Holdings*	6,930	137
Highwoods Properties	7,138	277
HomeStreet*	15,141	350
Houlihan Lokey, Cl A*	15,560	339
IBERIABANK	8,244	480
International. FCStone*	5,228	129
Investment Technology Group	4,768	64
Janus Capital Group	2,247	31
Jernigan Capital†	6,172	108
LendingTree*	2,819	262
MarketAxess Holdings	9,019	838
National General Holdings	12,285	237
National Health Investors†	1,099	63
National Storage Affiliates Trust†	81,313	1,102
Pace Holdings*	86,096	882
Pebblebrook Hotel Trust	18,236	647
PennantPark Investment	144,654	936
PennyMac Financial Services, Cl A*	3,654	58
Potlatch†	3,523	102
PRA Group*	4,007	212
PrivateBancorp, Cl A	25,944	994
PS Business Parks†	1,400	111
Pzena Investment Management, Cl A	3,727	33
RE, Cl A	14,571	524
RLJ Lodging Trust	2,337	59
Ryman Hospitality Properties†	2,095	103
Sabra Health Care†	2,200	51
Saul Centers†	1,696	88
Signature Bank NY, Cl B*	8,346	1,148
South State	6,765	520
Sovran Self Storage†	4,659	439
Stifel Financial*	10,796	454
Sun Communities†	351	24
SVB Financial Group, Cl B*	5,223	604
Texas Capital Bancshares*	8,762	459
Universal Health Realty Income Trust†	1,155	54
Universal Insurance Holdings	1,870	55
Urban Edge Properties†	4,248	92
Urstadt Biddle Properties, Cl A†	6,741	126
Value Creation*	145,600	57
Walker & Dunlop*	1,254	33
Western Alliance Bancorp*	17,448	536
Westwood Holdings Group	707	38
WisdomTree Investments	44,301	715

		23,465

Description	Shares	Market Value ($ Thousands)

Health Care — 22.9%
Abaxis	1,343	$59
ABIOMED*	8,190	760
Acadia Healthcare, Cl A*	32,823	2,175
ACADIA Pharmaceuticals*	31,414	1,039
Accelerate Diagnostics* (A)	1,687	27
Acceleron Pharma*	9,340	233
Achillion Pharmaceuticals*	7,640	53
Acorda Therapeutics*	4,938	131
Addus HomeCare*	13,865	432
Adeptus Health, Cl A*	2,718	219
Advaxis* (A)	2,118	22
Aerie Pharmaceuticals*	6,713	119
Agenus*	25,574	118
Agios Pharmaceuticals*	1,414	100
Aimmune Therapeutics*	9,093	230
Air Methods*	1,706	58
Akebia Therapeutics* (A)	25,133	243
Akorn*	7,619	217
Alder Biopharmaceuticals*	12,883	422
Align Technology*	11,350	644
AMAG Pharmaceuticals*	10,878	432
Amedisys*	6,367	242
Amicus Therapeutics*	47,714	667
AMN Healthcare Services*	14,167	425
Amsurg*	4,734	368
Anacor Pharmaceuticals*	10,923	1,286
AngioDynamics*	6,523	86
Anika Therapeutics*	5,306	169
Anthera Pharmaceuticals*	13,936	85
Applied Genetic Technologies*	1,622	21
Aratana Therapeutics*	17,867	151
Arena Pharmaceuticals*	17,909	34
Ariad Pharmaceuticals*	1,600	9
Array BioPharma*	8,420	38
Arrowhead Research*(A)	27,383	158
Atara Biotherapeutics*	11,258	354
AtriCure*	8,012	176
Atrion	56	21
Axovant Sciences*(A)	12,153	157
Bellicum Pharmaceuticals*(A)	8,969	130
BioCryst Pharmaceuticals*	3,705	42
BioDelivery Sciences International*(A)	16,357	91
Bio-Rad Laboratories, Cl A*	1,991	267
BioSpecifics Technologies*	8,317	362
BioTelemetry*	6,962	85
Blueprint Medicines*	15,164	324
Cambrex*	21,164	840
Cantel Medical	578	33
Cara Therapeutics*	6,606	94
Cardiovascular Systems*	14,758	234
Castlight Health, Cl B* (A)	62,388	262
Catalent*	7,709	187

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Celldex Therapeutics, Cl A*	9,891	$104
Cellectis ADR (A)	5,189	137
Cempra*	9,098	253
Centene*	3,097	168
Cepheid*	9,117	412
Chemed	1,046	140
Chiasma* (A)	8,948	178
Chimerix*	25,856	988
Cidara Therapeutics*	1,133	14
Clovis Oncology*	6,043	556
Coherus Biosciences*	15,367	308
Computer Programs & Systems	1,883	79
Concert Pharmaceuticals*	14,117	265
Corcept Therapeutics*	8,038	30
CorMedix* (A)	17,941	36
Cross Country Healthcare*	630	9
Curis*	25,325	51
Cyberonics*	1,752	106
Cynosure, Cl A*	3,100	93
DBV Technologies ADR*	16,002	569
Depomed*	3,930	74
Dermira*	427	10
DexCom*	14,233	1,222
Dicerna Pharmaceuticals*	5,051	41
Diplomat Pharmacy*	18,964	545
Durect*	47,047	92
Dyax*	37,169	710
Dynavax Technologies*	12,731	312
Eagle Pharmaceuticals*	5,425	402
Emergent BioSolutions*	8,800	251
Enanta Pharmaceuticals* (A)	8,227	297
Endologix*	100,089	1,227
Ensign Group	5,097	217
Epizyme* (A)	2,191	28
Esperion Therapeutics* (A)	5,237	124
Evolent Health, Cl A*	21,060	336
Exact Sciences* (A)	36,342	654
ExamWorks Group*	13,143	384
Exelixis* (A)	28,678	161
FibroGen*	25,839	566
Five Prime Therapeutics*	6,062	93
Flamel Technologies ADR*	11,830	193
Flexion Therapeutics*	4,700	70
Fluidigm*	21,947	178
GenMark Diagnostics*	50,802	400
Geron* (A)	14,736	41
Glaukos*	9,219	223
Globus Medical, Cl A*	5,869	121
Greatbatch*	4,696	265
GW Pharmaceuticals ADR*	2,023	185
Halozyme Therapeutics*	34,950	469
HealthSouth	24,944	957

Description	Shares	Market Value ($ Thousands)
HealthStream*	2,078	$45
HeartWare International*	5,392	282
Heron Therapeutics*	9,276	226
Hill-Rom Holdings	6,139	319
HMS Holdings*	4,466	39
Horizon Pharma*	18,382	364
ICON*	9,368	665
ICU Medical*	1,174	129
Ignyta* (A)	27,140	238
ImmunoGen*	14,828	142
Impax Laboratories*	2,188	77
Infinity Pharmaceuticals*	7,946	67
Insmed*	43,087	800
Insulet*	50,407	1,306
Intersect ENT*	9,944	233
Intra-Cellular Therapies, Cl A*	8,867	355
Intrexon* (A)	6,182	197
Invitae*	15,111	109
Ironwood Pharmaceuticals, Cl A*	13,536	141
Isis Pharmaceuticals*	3,714	150
K2M Group Holdings*	43,845	815
Karyopharm Therapeutics* (A)	—	—
Keryx Biopharmaceuticals* (A)	17,215	61
Kite Pharma* (A)	10,885	606
KYTHERA Biopharmaceuticals*	1,409	106
La Jolla Pharmaceutical* (A)	7,771	216
Lannett* (A)	10,319	428
LDR Holding*	57,921	2,000
LHC Group*	1,774	79
LifePoint Health*	3,177	225
Ligand Pharmaceuticals*	3,157	270
Lipocine*	18,108	214
Luminex*	8,700	147
MacroGenics*	5,588	120
MannKind* (A)	42,064	135
Marinus Pharmaceuticals* (A)	47,037	392
Masimo*	9,227	356
Medicines*	6,604	251
Medidata Solutions*	15,655	659
Merge Healthcare*	3,329	24
Meridian Bioscience	2,700	46
Merit Medical Systems*	40,604	971
Merrimack Pharmaceuticals* (A)	6,072	52
MiMedx Group* (A)	6,373	61
Mirati Therapeutics*	386	13
Molina Healthcare*	11,225	773
Momenta Pharmaceuticals*	17,307	284
Myriad Genetics* (A)	6,659	250
NantKwest* (A)	3,762	43
National Research, Cl A	20,395	243
Natus Medical*	6,948	274
Navidea Biopharmaceuticals* (A)	28,229	64

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Nektar Therapeutics*	29,619	$325
NeoGenomics*	16,034	92
Neovasc*	31,503	155
Neurocrine Biosciences*	26,806	1,067
Neuroderm* (A)	19,954	412
Nevro*	38,786	1,799
NewLink Genetics* (A)	4,857	174
Northwest Biotherapeutics* (A)	4,447	28
Novadaq Technologies* (A)	90,015	939
Novavax*	49,107	347
NuVasive*	6,506	314
NxStage Medical*	25,667	405
Ocata Therapeutics* (A)	10,341	43
Omnicell*	400	12
Ophthotech*	6,775	275
OraSure Technologies*	15,772	70
Orexigen Therapeutics* (A)	29,437	62
Osiris Therapeutics* (A)	4,149	77
Otonomy*	9,147	163
OvaScience* (A)	49,111	417
Pacira Pharmaceuticals*	1,940	80
Parexel International*	1,593	99
Penumbra*	1,117	45
Peregrine Pharmaceuticals*	17,350	18
Pernix Therapeutics Holdings*	15,387	49
Phibro Animal Health, Cl A	2,326	74
Portola Pharmaceuticals, Cl A*	21,780	928
POZEN*	2,524	15
Premier, Cl A*	16,269	559
Prestige Brands Holdings, Cl A*	21,191	957
Progenics Pharmaceuticals*	30,059	172
PTC Therapeutics*	10,895	291
Puma Biotechnology*	2,412	182
Quidel*	23,015	434
Radius Health*	4,382	304
RadNet*	10,014	56
Raptor Pharmaceutical*	12,684	77
REGENXBIO*	5,060	111
Relypsa*	6,436	119
Repligen*	16,119	449
Retrophin*	2,515	51
Revance Therapeutics* (A)	28,305	842
Rockwell Medical* (A)	3,058	24
RTI Biologics*	6,144	35
Sage Therapeutics*	17,072	722
Sagent Pharmaceuticals*	15,845	243
Sangamo Biosciences*	19,403	109
Sarepta Therapeutics* (A)	2,500	80
SciClone Pharmaceuticals*	57,507	399
Select Medical Holdings	3,853	42
Sequenom* (A)	3,735	6
Sirona Dental Systems, Cl A*	5,406	505
Sorrento Therapeutics*	7,104	60

Description	Shares	Market Value ($ Thousands)
Spark Therapeutics* (A)	8,277	$345
Spectranetics*	51,456	607
STERIS, Cl A	11,432	743
Sucampo Pharmaceuticals, Cl A*	11,106	221
Supernus Pharmaceuticals*	25,063	352
Surgical Care Affiliates*	26,298	860
SurModics*	3,159	69
Synergy Pharmaceuticals* (A)	46,191	245
Syneron Medical*	43,951	314
Team Health Holdings*	19,734	1,066
Teladoc* (A)	2,922	65
TESARO*	13,807	554
Tetraphase Pharmaceuticals*	8,516	64
TherapeuticsMD* (A)	50,238	294
Theravance, Cl A (A)	4,423	32
Thoratec*	5,419	343
Threshold Pharmaceuticals, Cl A* (A)	23,463	95
Trevena*	28,974	300
Trupanion* (A)	64,870	490
Ultragenyx Pharmaceutical*	13,224	1,274
Unilife* (A)	200,550	196
US Physical Therapy	8,061	362
Vanda Pharmaceuticals*	3,952	45
Vascular Solutions*	2,538	82
Veeva Systems, Cl A*	30,906	724
Versartis* (A)	54,094	624
Vocera Communications*	3,369	39
WellCare Health Plans*	16,265	1,402
West Pharmaceutical Services	2,778	150
Xencor*	44,775	548
XenoPort*	4,766	17
Zeltiq Aesthetics*	7,882	252
ZIOPHARM Oncology* (A)	7,538	68
ZS Pharma* (A)	4,394	288

		74,980

Industrials — 15.8%
Actuant, Cl A	18,436	339
Acuity Brands	7,511	1,319
Advanced Drainage Systems	14,136	409
Advisory Board*	1,355	62
Allegiant Travel, Cl A	1,320	285
Allied Motion Technologies	1,130	20
American Woodmark*	3,882	252
Apogee Enterprises	1,175	52
ArcBest	9,411	243
Argan	1,473	51
Astronics, Cl B*	1,666	68
Astronics*	1,079	44
Beacon Roofing Supply*	15,568	506
Blount International*	14,326	80
Brink’s	2,142	58
Builders FirstSource*	21,858	277
Caesarstone Sdot-Yam	9,156	278

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Carlisle	16,182	$1,414
Casella Waste Systems, Cl A*	8,267	48
CEB	34,466	2,356
Clean Harbors*	52,409	2,304
Comfort Systems USA	15,947	435
Commercial Vehicle Group*	8,292	34
Continental Building Products*	6,128	126
Covenant Transportation Group, Cl A*	4,406	79
Curtiss-Wright	149	9
Deluxe	1,100	61
Douglas Dynamics	5,952	118
Dycom Industries*	17,857	1,292
EMCOR Group	13,858	613
Exponent	5,600	250
Fortune Brands Home & Security	6,934	329
Forward Air	30,063	1,247
G&K Services	450	30
Generac Holdings*	2,304	69
Genesee & Wyoming, Cl A*	8,304	491
Gibraltar Industries*	12,418	228
Global Brass & Copper Holdings	8,940	183
GP Strategies*	1,963	45
Graco	6,513	437
H&E Equipment Services	39,685	664
Hawaiian Holdings*	16,289	402
Heartland Express	81,459	1,624
Heico, Cl A	29,288	1,330
HEICO	10,837	530
Heidrick & Struggles International	5,190	101
Heritage-Crystal Clean*	161,943	1,663
Hexcel, Cl A	36,591	1,641
Hillenbrand	1,665	43
Hub Group, Cl A*	7,592	277
Hyster-Yale Materials Handling	2,653	154
IDEX	10,117	721
InnerWorkings*	81,898	512
Insperity, Cl A	10,000	439
Insteel Industries	2,925	47
Interface, Cl A	32,326	725
John Bean Technologies, Cl A	12,034	460
Kennametal	15,440	384
Kforce	19,413	510
Kirby*	9,644	597
Knoll, Cl B	11,021	242
Korn/Ferry International	11,565	382
Lennox International	7,085	803
Lincoln Electric Holdings	10,681	560
Lindsay (A)	4,360	296
Masonite International*	6,732	408
Matson	2,957	114
Meritor*	9,797	104
Middleby*	13,225	1,391

Description	Shares	Market Value ($ Thousands)
Miller Industries	1,751	$34
Mobile Mini	6,526	201
MSA Safety	900	36
Multi-Color	3,442	263
MYR Group*	8,616	226
Nortek*	1,062	67
Old Dominion Freight Line, Cl A*	6,638	405
On Assignment*	1,550	57
PAM Transportation Services*	1,300	43
Park-Ohio Holdings	22,585	652
Patrick Industries*	11,662	461
PGT*	4,115	51
Ply Gem Holdings*	4,165	49
Power Solutions International* (A)	15,292	347
Primoris Services	10,095	181
Proto Labs*	19,931	1,335
Raven Industries	11,981	203
RBC Bearings*	7,633	456
Resources Connection	1,199	18
Ritchie Bros. Auctioneers (A)	32,181	833
Roadrunner Transportation Systems*	42,782	787
Rush Enterprises, Cl A*	29,934	724
Saia*	12,583	389
SolarCity* (A)	4,342	186
SP Plus*	73,931	1,712
Sparton*	2,107	45
Spirit Airlines*	6,505	308
Standex International	382	29
Steelcase, Cl A	33,013	608
Sunrun* (A)	24,800	257
Swift Transportation, Cl A*	26,363	396
Taser International* (A)	2,535	56
Tennant	23,713	1,332
Trex*	15,048	502
TriNet Group*	49,367	829
TrueBlue*	36,585	822
United Rentals*	5,177	311
US Ecology	6,941	303
USA Truck*	5,627	97
USG*	11,976	319
Valmont Industries	3,920	372
voxeljet ADR* (A)	30,003	135
Watsco	9,997	1,184
Werner Enterprises	1,800	45
WESCO International*	8,071	375
West	1,014	23
XPO Logistics* (A)	11,078	264

		51,993

Information Technology — 24.2%
Advanced Energy Industries*	18,950	498
Alliance Fiber Optic Products	12,716	217
Ambarella* (A)	4,533	262

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
American Software, Cl A	3,603	$34
Applied Optoelectronics*	18,500	348
Aspen Technology*	28,417	1,077
AVG Technologies*	12,460	271
Barracuda Networks*	20,255	316
Belden	9,148	427
Benefitfocus* (A)	10,240	320
Blackbaud, Cl A	12,448	699
Blackhawk Network Holdings, Cl A*	2,648	112
Brightcove*	12,302	61
BroadSoft*	10,401	312
Cabot Microelectronics*	7,775	301
CalAmp*	3,515	57
Callidus Software*	69,742	1,185
Carbonite*	111,393	1,240
Cascade Microtech*	777	11
Cass Information Systems	24,126	1,185
Cavium*	30,632	1,880
ChannelAdvisor*	98,768	982
Ciena*	65,027	1,348
Cimpress* (A)	21,917	1,668
Cirrus Logic*	13,371	421
Clearfield* (A)	2,620	35
Coherent*	800	44
CommScope Holding*	6,317	190
CommVault Systems*	760	26
comScore*	6,978	322
Constant Contact*	3,770	91
Cornerstone OnDemand*	25,190	831
CoStar Group*	8,668	1,500
Cray*	3,124	62
CSG Systems International	3,077	95
Datalink*	4,707	28
Dealertrack Technologies*	23,158	1,463
Demandware*	35,961	1,858
Descartes Systems Group*	22,606	400
Dot Hill Systems*	4,312	42
DTS*	21,025	561
EarthLink Holdings	7,875	61
Ebix	1,456	36
Echo Global Logistics*	1,716	34
Ellie Mae*	7,914	527
Endurance International Group Holdings*	2,206	29
Envestnet*	29,112	872
EPAM Systems*	7,443	555
ePlus*	2,900	229
Euronet Worldwide*	25,745	1,907
EVERTEC	1,493	27
Exa*	78,197	808
ExlService Holdings*	1,309	48
Extreme Networks*	17,054	57
Fair Isaac	3,414	289
FEI	1,496	109

Description	Shares	Market Value ($ Thousands)
Fleetmatics Group*	32,137	$1,578
FormFactor*	23,735	161
Forrester Research	2,079	65
Fortinet*	22,227	944
Gigamon*	19,044	381
GoDaddy, Cl A* (A)	19,056	480
GrubHub*	35,683	869
Guidewire Software, Cl Z*	48,328	2,541
Heartland Payment Systems	5,960	376
HomeAway*	23,238	617
HubSpot* (A)	31,149	1,444
Immersion*	30,005	337
Imperva*	18,756	1,228
Infinera*	15,807	309
Infoblox*	50,515	807
Inphi*	43,665	1,050
Integrated Device Technology*	35,971	730
Interactive Intelligence Group*	6,141	182
InterDigital	809	41
Ixia*	7,472	108
j2 Global	5,524	391
Littelfuse	600	55
LivePerson*	106,916	808
LogMeIn*	5,980	408
Luxoft Holding, Cl A*	6,300	399
M*	20,068	582
Manhattan Associates*	10,186	635
Marketo*	20,899	594
Mattson Technology*	37,514	87
MAXIMUS	24,371	1,451
MaxLinear, Cl A*	30,752	383
Mellanox Technologies*	8,243	312
Mesa Laboratories	5,787	645
Methode Electronics	13,554	432
Microsemi*	3,090	102
MicroStrategy, Cl A*	1,615	317
MKS Instruments	13,520	453
Model N*	4,073	41
Monolithic Power Systems	22,222	1,138
Monotype Imaging Holdings	18,679	408
MTS Systems, Cl A	1,468	88
NeoPhotonics*	27,511	187
New Relic*	7,076	270
Newport*	568	8
NIC	14,054	249
Nimble Storage* (A)	42,860	1,034
NVE	1,035	50
OSI Systems*	2,176	168
Pandora Media*	15,010	320
Paycom Software*	13,213	475
PDF Solutions*	1,664	17
Pegasystems	3,308	81
PFSweb*	7,299	104

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Photronics*	28,441	$258
Plantronics	4,176	212
PMC—Sierra*	1,396	10
Proofpoint*	31,396	1,894
Q2 Holdings*	15,671	387
Qlik Technologies*	32,749	1,194
Qorvo*	1,802	81
Qualys*	2,100	60
Rambus*	6,412	76
RealD*	8,238	79
RealPage*	30,179	502
Reis	917	21
RetailMeNot*	7,890	65
RingCentral, Cl A*	81,607	1,481
Rogers*	1,147	61
Rubicon Project*	18,190	264
Ruckus Wireless*	60,752	722
Rudolph Technologies*	28,131	350
Science Applications International	5,000	201
SciQuest*	44,741	447
Shopify, Cl A* (A)	15,532	547
Shutterstock* (A)	14,342	434
Silicon Laboratories*	33,341	1,385
Silver Spring Network*	661	8
SolarWinds*	51,466	2,020
Solera Holdings	32,059	1,731
SPS Commerce*	18,534	1,258
SS&C Technologies Holdings	11,396	798
Stamps.com*	4,809	356
Stratasys* (A)	25,654	680
Super Micro Computer*	2,108	57
Synaptics*	6,199	511
Synchronoss Technologies*	1,791	59
Syntel*	1,800	82
Tableau Software, Cl A*	10,118	807
Take-Two Interactive Software, Cl A*	18,901	543
TeleTech Holdings	4,620	124
Tessera Technologies	11,397	369
Travelzoo*	3,687	31
Tyler Technologies*	2,400	358
Ultimate Software Group*	4,816	862
Universal Display*	1,714	58
Vasco Data Security International* (A)	3,500	60
VeriFone Holdings*	12,593	349
Verint Systems*	4,195	181
Web.com Group*	3,615	76
WebMD Health, Cl A*	1,576	63
WEX*	8,830	767
Workiva, Cl A* (A)	5,164	78
Xcerra*	24,842	156
XO Group*	9,803	139
Zebra Technologies, Cl A*	4,993	382

Description	Shares	Market Value ($ Thousands)
Zendesk*	18,381	$362

		79,364

Materials — 1.9%
AEP Industries*	593	34
Balchem	32,753	1,991
Berry Plastics Group*	5,480	165
Boise Cascade*	1,594	40
Chemtura*	1,724	49
Clearwater Paper*	1,222	58
Core Molding Technologies*	3,213	59
Deltic Timber	690	41
Eagle Materials	9,584	656
Ferro*	5,853	64
Globe Specialty Metals	9,513	115
H.B. Fuller	10,054	341
Hawkins	1,417	55
KMG Chemicals	5,165	100
Koppers Holdings	2,683	54
Louisiana-Pacific*	24,760	352
Minerals Technologies	787	38
Myers Industries	4,814	64
Neenah Paper, Cl A	1,265	74
Olin (A)	2,515	42
Omnova Solutions*	6,173	34
PolyOne	27,599	810
Summit Materials, Cl A*	25,540	479
Trecora Resources*	2,685	33
US Concrete*	7,174	343
Wausau Paper	6,392	41

		6,132

Telecommunication Services — 0.4%
Boingo Wireless*	70,585	584
Cogent Communications Holdings	1,478	40
FairPoint Communications*	920	14
General Communication, Cl A*	5,301	92
IDT, Cl B	7,500	107
Inteliquent	7,869	176
Lumos Networks	7,229	88
Shenandoah Telecommunications	3,033	130
Vonage Holdings*	6,178	36

		1,267

Utilities — 0.0%
American States Water	200	8
Spark Energy, Cl A (A)	2,107	35
York Water	1,856	39

		82

Total Common Stock (Cost $326,366) ($ Thousands)		306,690

8	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 0.3%
iShares Russell 2000 Growth ETF	8,355	$1,119

Total Exchange Traded Fund (Cost $1,280) ($ Thousands)		1,119

	Number Of Rights

RIGHTS — 0.0%
Durata Therapeutics—CVR	8,500	—
Furiex Pharmaceuticals—CVR	800	—

Total Rights (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 7.6%
SEI Liquidity Fund, L.P.
0.050% ** †† (B)	25,077,696	25,078

Total Affiliated Partnership (Cost $25,078) ($ Thousands)		25,078

CASH EQUIVALENT — 6.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% ** ††	20,246,912	20,247

Total Cash Equivalent (Cost $20,247) ($ Thousands)		20,247

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.102%, 02/04/2016 (C)(D)	$387	387

Total U.S. Treasury Obligations (Cost $387) ($ Thousands)		387

Total Investments — 107.7% (Cost $373,358) ($ Thousands)		$353,521

The open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-M INI	67	Dec-2015	$(316)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $328,127 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $25,068 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $25,078 ($Thousands).

(C)	The rate reported is the effective yield at the time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

SEI Institutional Managed Trust / Annual Report / September 30, 2015	9

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Concluded)

September 30, 2015

The restricted security held by the Fund as of September 30, 2015, is as follows:

	Number of Shares	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets
Value Creation	145,600	08/10/06	08/10/06	$1,491	$57	0.02%

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$306,633	$—	$57	$306,690
Exchange Traded Fund	1,119	—	—	1,119
Rights	—	—	—	—
Affiliated Partnership	—	25,078	—	25,078
Cash Equivalent	20,247	—	—	20,247
U.S. Treasury Obligation	—	387	—	387

Total Investments in Securities	$327,999	$25,465	$57	$353,521

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(316)	$—	$—	$(316)

Total Other Financial Instruments	$(316)	$—	$—	$(316)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.6%

Consumer Discretionary — 13.3%
Abercrombie & Fitch, Cl A (A)	168,760	$3,576
American Axle & Manufacturing Holdings*	15,609	311
American Eagle Outfitters (A)	101,676	1,589
Aramark	4,079	121
Arctic Cat	19,586	434
Asbury Automotive Group*	2,041	166
Ascena Retail Group* (A)	83,874	1,167
Autoliv (A)	7,000	763
Big Lots (A)	45,619	2,186
BJ’s Restaurants*	7,157	308
Bloomin’ Brands	17,720	322
Boyd Gaming*	9,469	154
Bright Horizons Family Solutions* (A)	14,619	939
Brinker International (A)	9,400	495
Brunswick	27,484	1,316
Buffalo Wild Wings* (A)	3,726	721
Burlington Stores*	10,030	512
Cabela’s* (A)	24,139	1,101
Cablevision Systems, Cl A	9,046	294
Callaway Golf	36,270	303
Capella Education	39,073	1,935
Carter’s	2,200	199
Cato, Cl A (A)	9,700	330
Cheesecake Factory (A)	3,149	170
Chico’s FAS	26,971	424
Children’s Place (A)	32,807	1,892
Choice Hotels International	5,906	281
Chuy’s Holdings* (A)	12,285	349
Columbia Sportswear (A)	4,008	236
Cooper Tire & Rubber	18,400	727
Core-Mark Holding, Cl A (A)	14,946	978
Dana Holding	54,532	866
Diamond Resorts International* (A)	22,626	529
Dick’s Sporting Goods	6,670	331
Dillard’s, Cl A (A)	2,522	220
Dollar General	5,211	378
Domino’s Pizza (A)	2,231	241
Dorman Products* (A)	10,222	520
DR Horton (A)	7,350	216
Eldorado Resorts*	25,543	230
Ethan Allen Interiors	37,527	991
Express*	123,311	2,204
Five Below* (A)	36,186	1,215
Foot Locker, Cl A (A)	3,237	233
GameStop, Cl A (A)	10,900	449
Genesco* (A)	30,879	1,762
Gentex (A)	29,842	463
G-III Apparel Group*	25,178	1,552
Goodyear Tire & Rubber	20,773	609
Grand Canyon Education* (A)	8,370	318

Description	Shares	Market Value ($ Thousands)
Guess?, Cl 3 (A)	22,400	$478
Hanesbrands	7,152	207
Harley-Davidson, Cl A (A)	5,586	307
Harman International Industries, Cl A (A)	10,870	1,043
Hasbro (A)	8,180	590
Helen of Troy* (A)	9,229	824
Horizon Global*	37,542	331
HSN, Cl A	13,485	772
IMAX* (A)	39,067	1,320
Interpublic Group	33,148	634
Isle of Capri Casinos*	14,702	256
Jack in the Box	5,206	401
Jarden*	4,725	231
Krispy Kreme Doughnuts* (A)	50,304	736
Lear	15,285	1,663
Lennar, Cl A (A)	3,465	167
Libbey	11,000	359
Lions Gate Entertainment (A)	5,485	202
Lithia Motors, Cl A (A)	1,589	172
LKQ*	20,997	596
lululemon athletica* (A)	2,699	137
Madison Square Garden, Cl A*	3,928	283
Matthews International, Cl A (A)	19,190	940
Men’s Wearhouse (A)	5,897	251
Meredith	19,610	835
Mohawk Industries*	1,400	254
Monro Muffler (A)	5,724	387
Murphy USA*	7,798	428
National CineMedia	129,779	1,742
NetFlix*	1,792	185
Newell Rubbermaid, Cl B (A)	17,223	684
NVR* (A)	262	400
Office Depot*	27,876	179
Outerwall	1,200	68
Oxford Industries, Cl A	3,452	255
Panera Bread, Cl A*	5,815	1,125
Penn National Gaming*	108,618	1,823
Pier 1 Imports (A)	–	—
Planet Fitness, Cl A*	38,052	652
Polaris Industries (A)	1,672	201
Pool (A)	24,064	1,740
Popeyes Louisiana Kitchen*	5,887	332
Red Robin Gourmet Burgers*	5,117	388
Remy International	29,772	871
Ryland Group (A)	23,412	956
Scholastic, Cl B	4,931	192
Select Comfort*	7,895	173
Service International	6,700	182
Signet Jewelers	9,058	1,233
Skechers U.S.A., Cl A*	16,765	2,248
SodaStream International* (A)	107,062	1,473
Standard-Pacific*	20,425	163
Steven Madden* (A)	9,797	359

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Sturm Ruger (A)	7,913	$464
TEGNA (A)	18,864	422
Tempur Sealy International*	9,099	650
Tenneco*	14,259	638
Tesla Motors* (A)	691	171
Titan International (A)	118,614	784
Ulta Salon Cosmetics & Fragrance*	9,158	1,496
Under Armour, Cl A* (A)	2,400	232
Urban Outfitters* (A)	13,781	405
Vail Resorts	12,777	1,338
Vista Outdoor*	8,030	357
Visteon*	5,986	606
VOXX International, Cl A* (A)	26,700	198
Wayfair, Cl A*	12,441	436
Whirlpool	5,200	766
Williams-Sonoma (A)	11,752	897
Wolverine World Wide	20,115	435
World Wrestling Entertainment, Cl A	18,207	308
Zoe’s Kitchen* (A)	28,595	1,129

		81,786

Consumer Staples — 3.6%
Andersons (A)	69,246	2,358
Casey’s General Stores (A)	10,240	1,054
Chefs’ Warehouse Holdings* (A)	36,484	517
Coca-Cola Enterprises	9,282	449
Darling Ingredients*	205,836	2,314
Edgewell Personal Care	8,700	710
Energizer Holdings	10,900	422
Fresh Del Monte Produce (A)	10,000	395
Fresh Market* (A)	17,345	392
Freshpet* (A)	44,039	462
Hain Celestial Group* (A)	3,400	175
Ingredion	17,578	1,535
J&J Snack Foods (A)	14,866	1,690
JM Smucker	5,662	646
Kroger	26,568	958
Lancaster Colony	2,331	227
Molson Coors Brewing, Cl B	10,490	871
Omega Protein*	86,559	1,469
Rite Aid*	15,025	91
Snyder’s-Lance (A)	7,852	265
SpartanNash	52,620	1,360
Spectrum Brands Holdings	9,521	871
SUPERVALU*	55,338	397
SYSCO, Cl A	12,772	498
TreeHouse Foods*	7,266	565
Universal (A)	5,400	268
USANA Health Sciences*	4,700	630
WhiteWave Foods, Cl A*	20,031	804

		22,393

Energy — 3.8%
Callon Petroleum*	41,269	301

Description	Shares	Market Value ($ Thousands)
CARBO Ceramics (A)	91,053	$1,729
Carrizo Oil & Gas* (A)	4,149	127
Cheniere Energy*	5,327	257
Diamondback Energy, Cl A	10,189	658
Dril-Quip* (A)	16,606	967
EQT	5,505	356
Exterran Holdings	43,653	786
GasLog	29,217	281
Helix Energy Solutions Group*	90,883	435
Matador Resources* (A)	48,542	1,007
McDermott International* (A)	87,918	378
Memorial Resource Development*	50,774	893
Newfield Exploration*	10,660	351
Oasis Petroleum* (A)	101,380	880
Oceaneering International, Cl A (A)	13,463	529
Oil States International*	13,535	354
Parsley Energy, Cl A* (A)	18,072	272
PBF Energy, Cl A	107,390	3,032
PDC Energy, Cl A* (A)	25,674	1,361
Pioneer Natural Resources (A)	2,474	301
Ring Energy* (A)	124,549	1,229
SM Energy (A)	15,597	500
Stone Energy, Cl A* (A)	219,668	1,089
Tesoro (A)	14,233	1,384
TETRA Technologies*	155,671	920
Tidewater, Cl A	151,882	1,996
Western Refining	21,873	965
World Fuel Services (A)	1,200	43

		23,381

Financials — 23.6%
1st Source	5,390	166
Acadia Realty Trust† (A)	46,890	1,410
Alexandria Real Estate Equities† (A)	10,497	889
Allied World Assurance Holdings	18,600	710
Allstate	8,087	471
American Assets Trust†	36,131	1,476
American Campus Communities (A)	59,150	2,144
American Equity Investment Life Holding	4,875	114
American Financial Group	13,800	951
American National Insurance	2,700	264
Ameriprise Financial	5,318	580
Amerisafe	1,639	82
Anchor BanCorp Wisconsin*	13,083	557
Arch Capital Group* (A)	8,458	621
Ares Capital (A)	10,969	159
Argo Group International Holdings	4,935	279
ARMOUR Residential REIT, Cl REIT†	17,083	342
Arthur J. Gallagher	2,610	108
Aspen Insurance Holdings	17,894	832
Assurant	10,159	803
Axis Capital Holdings	10,022	538

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Banco Latinoamericano de Exportaciones, Cl E (A)	21,159	$490
Bancorp*	231,561	1,765
Bank of Hawaii (A)	4,313	274
Bank of the Ozarks (A)	40,119	1,756
BankUnited	32,581	1,165
Beneficial Bancorp*	71,421	947
Berkshire Hills Bancorp	22,557	621
Blackstone Mortgage Trust, Cl A†	72,698	1,995
Boston Private Financial Holdings	113,840	1,332
Brixmor Property Group (A)	13,478	316
Cardinal Financial (A)	13,748	316
CBL & Associates Properties†	13,900	191
CBOE Holdings	9,925	666
Chemical Financial	10,100	327
City National	10,652	938
CNO Financial Group (A)	173,464	3,263
CoBiz Financial	95,820	1,247
Community Trust Bancorp	11,110	395
Credit Acceptance, Cl A* (A)	230	45
CVB Financial (A)	14,812	247
DDR† (A)	6,338	97
Dime Community Bancshares	15,500	262
Douglas Emmett (A)	46,519	1,336
E*Trade Financial*	23,558	620
Eagle Bancorp* (A)	49,339	2,245
East West Bancorp	49,395	1,898
EastGroup Properties†	31,017	1,681
Education Realty Trust† (A)	78,078	2,573
Employers Holdings	17,888	399
Endurance Specialty Holdings (A)	26,994	1,647
EPR Properties, Cl A† (A)	37,399	1,929
Equity Commonwealth*†	11,100	302
Equity One, Cl A†	16,882	411
Erie Indemnity, Cl A	2,000	166
Evercore Partners, Cl A	4,301	216
Everest Re Group	6,060	1,050
Extra Space Storage (A)	2,600	201
FBL Financial Group, Cl A (A)	2,500	154
FBR	44,154	902
Federal Realty Investment Trust (A)	1,637	223
Federated Investors, Cl B (A)	9,971	288
Fifth Third Bancorp	35,039	663
First American Financial (A)	14,463	565
First Commonwealth Financial (A)	93,011	845
First Horizon National (A)	48,411	686
First Midwest Bancorp (A)	37,558	659
First NBC Bank Holding* (A)	12,995	455
First Niagara Financial Group	380,464	3,885
First Republic Bank	2,614	164
FNB (Pennsylvania) (A)	57,284	742
FNF Group	6,136	218
Forest City Enterprises, Cl A*	45,646	919

Description	Shares	Market Value ($ Thousands)
FRP Holdings* (A)	8,252	$249
Genworth Financial, Cl A*	309,144	1,428
Glacier Bancorp, Cl A (A)	23,321	615
Green Dot, Cl A*	228,528	4,022
Hancock Holding, Cl A (A)	38,334	1,037
Hanover Insurance Group, Cl A	44,834	3,484
Hartford Financial Services Group	18,429	844
Hercules Technology Growth Capital, Cl A	54,292	549
HFF, Cl A	12,537	423
Highwoods Properties (A)	87,576	3,394
Home BancShares (A)	35,734	1,447
Horace Mann Educators, Cl A (A)	23,303	774
Hospitality Properties Trust† (A)	9,900	253
Host Hotels & Resorts†	20,555	325
Houlihan Lokey, Cl A*	29,999	654
Huntington Bancshares (A)	148,998	1,579
IBERIABANK	34,363	2,000
Infinity Property & Casualty	16,228	1,307
Investors Bancorp	122,838	1,516
James River Group Holdings	39,725	1,068
Janus Capital Group (A)	35,474	482
Jones Lang LaSalle	2,997	431
Kearny Financial	22,087	253
Lamar Advertising, Cl A† (A)	10,820	565
LaSalle Hotel Properties (A)	54,284	1,541
LegacyTexas Financial Group	21,650	660
Lexington Realty Trust, Cl REIT†	49,381	400
LTC Properties† (A)	2,500	107
MarketAxess Holdings (A)	3,601	334
MB Financial (A)	21,400	699
Medical Properties Trust† (A)	5,500	61
MGIC Investment* (A)	111,185	1,030
Mid-America Apartment Communities†	8,042	658
MSCI, Cl A	2,800	167
National Bank Holdings, Cl A (A)	21,600	443
National Bankshares, Cl A (A)	—	—
National Penn Bancshares	72,245	849
NorthStar Asset Management Group	18,576	267
OFG Bancorp (A)	585,773	5,114
Omega Healthcare Investors† (A)	19,600	689
PacWest Bancorp (A)	85,750	3,671
PartnerRe	14,878	2,066
Pebblebrook Hotel Trust (A)	56,826	2,014
Pennsylvania Real Estate Investment Trust† (A)	27,100	537
Popular	9,770	295
Primerica (A)	17,841	804
Principal Financial Group, Cl A (A)	7,000	331
PrivateBancorp, Cl A (A)	11,302	433
ProAssurance (A)	3,352	164
Provident Financial Services	11,461	224
Radian Group	77,921	1,240
Rayonier† (A)	19,150	423

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Realogy Holdings*	10,819	$407
Regions Financial	21,200	191
Reinsurance Group of America, Cl A	13,096	1,186
RenaissanceRe Holdings (A)	14,311	1,522
Renasant	17,000	558
RLJ Lodging Trust (A)	17,849	451
S&T Bancorp (A)	5,000	163
Safeguard Scientifics* (A)	34,616	538
Selective Insurance Group	74,280	2,307
Signature Bank NY, Cl B*	16,652	2,291
Sovran Self Storage†	1,800	170
St. Joe* (A)	12,878	246
StanCorp Financial Group	11,989	1,369
Sterling Bancorp	67,800	1,008
Stifel Financial* (A)	15,604	657
Sun Communities† (A)	1,400	95
Sunstone Hotel Investors† (A)	113,171	1,497
SunTrust Banks	17,965	687
SVB Financial Group, Cl B*	8,313	960
Symetra Financial	31,096	984
Synovus Financial (A)	19,126	566
Taubman Centers†	1,493	103
TCF Financial	197,886	3,000
TFS Financial	7,901	136
Umpqua Holdings (A)	9,991	163
United Bankshares (A)	4,300	163
United Community Banks	9,721	199
Unum Group	29,327	941
Validus Holdings	34,879	1,572
Webster Financial (A)	7,700	274
WesBanco (A)	12,800	403
Western Alliance Bancorp*	71,507	2,196
Willis Group Holdings	8,892	364
WisdomTree Investments (A)	17,914	289
WR Berkley (A)	5,350	291
WSFS Financial	56,906	1,639
Yadkin Financial	61,358	1,319
Zions Bancorporation (A)	20,346	560

		145,578

Health Care — 11.5%
AbbVie	2,955	161
ABIOMED*	13,981	1,297
Acadia Healthcare, Cl A* (A)	39,390	2,610
Akorn* (A)	28,013	799
Alere*	15,267	735
Alexion Pharmaceuticals*	2,510	393
Align Technology* (A)	16,270	923
Alkermes* (A)	4,000	235
Alnylam Pharmaceuticals* (A)	4,747	381
AMAG Pharmaceuticals*	10,039	399
AmerisourceBergen	6,362	604
Amsurg* (A)	34,469	2,679

Description	Shares	Market Value ($ Thousands)
Anacor Pharmaceuticals*	7,269	$856
Analogic (A)	33,380	2,738
athenahealth* (A)	1,600	213
Bio-Rad Laboratories, Cl A*	2,502	336
Centene* (A)	13,205	716
Cepheid* (A)	6,428	291
Charles River Laboratories International*	29,906	1,900
Chemed (A)	9,100	1,215
Chiasma*	6,647	132
Chimerix*	4,814	184
Clovis Oncology*	2,787	256
Community Health Systems*	22,103	945
Conmed	27,473	1,312
Cooper, Cl A (A)	3,773	562
Cyberonics*	4,786	291
Dentsply International	21,678	1,096
Depomed*	13,744	259
DexCom*	26,872	2,307
Diplomat Pharmacy* (A)	17,254	496
Dyax*	3,774	72
Endo International*	3,342	232
Envision Healthcare Holdings*	22,011	810
ExamWorks Group* (A)	18,824	550
Geron* (A)	41,240	114
Greatbatch* (A)	36,310	2,049
GW Pharmaceuticals ADR* (A)	3,328	304
Health Net, Cl A*	24,731	1,489
HealthSouth (A)	65,590	2,517
HeartWare International*	1,937	101
Heron Therapeutics* (A)	9,077	221
Hill-Rom Holdings (A)	1,400	73
Hologic*	11,706	458
Horizon Pharma*	47,019	932
Humana	5,500	984
ICON*	11,790	837
ICU Medical*	5,669	621
Idexx Laboratories* (A)	2,452	182
Illumina*	7,121	1,252
ImmunoGen* (A)	27,027	259
Incyte*	4,314	476
Integra LifeSciences Holdings* (A)	44,243	2,635
Intersect ENT* (A)	14,071	329
IPC Healthcare*	10,309	801
Isis Pharmaceuticals* (A)	8,274	334
Jazz Pharmaceuticals*	4,976	661
Kindred Healthcare	14,295	225
LDR Holding* (A)	25,250	872
LifePoint Health* (A)	6,538	464
Ligand Pharmaceuticals* (A)	7,156	613
Magellan Health* (A)	14,931	828
Masimo*	8,888	343
Medicines* (A)	16,794	637
Medidata Solutions* (A)	1,048	44

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
MEDNAX* (A)	24,270	$1,864
Mettler Toledo International* (A)	2,460	700
Molina Healthcare*	3,892	268
Myriad Genetics* (A)	2,200	82
Nevro* (A)	8,092	375
NuVasive*	1,300	63
Pacira Pharmaceuticals*	8,338	343
Parexel International* (A)	18,480	1,144
Patterson (A)	33,887	1,466
PerkinElmer	14,013	644
PharMerica*	19,608	558
Portola Pharmaceuticals, Cl A*	11,193	477
Premier, Cl A*	27,155	933
Prestige Brands Holdings, Cl A*	15,021	678
PTC Therapeutics* (A)	5,983	160
Puma Biotechnology* (A)	2,413	182
Quest Diagnostics (A)	4,206	259
Quintiles Transnational Holdings* (A)	213	15
ResMed (A)	4,239	216
SciClone Pharmaceuticals*	43,342	301
Seattle Genetics* (A)	8,027	310
Select Medical Holdings (A)	50,800	548
Sientra*	15,000	152
Sirona Dental Systems, Cl A* (A)	17,098	1,596
STERIS, Cl A (A)	1,400	91
Team Health Holdings*	46,665	2,521
Teleflex (A)	3,980	494
Tenet Healthcare* (A)	3,525	130
TESARO* (A)	22,976	921
Thoratec*	5,840	369
Ultragenyx Pharmaceutical*	6,905	665
United Therapeutics*	10,414	1,367
Universal Health Services, Cl B	4,124	515
VCA*	1,119	59

		71,106

Industrials — 15.1%
Acacia Research (A)	322,378	2,927
ACCO Brands*	279,412	1,976
Actuant, Cl A (A)	9,420	173
Acuity Brands	11,976	2,103
AerCap Holdings*	9,419	360
Aerojet Rocketdyne Holdings*	17,287	280
AGCO (A)	9,661	450
Aircastle (A)	31,832	656
Alaska Air Group (A)	3,200	254
Allegiant Travel, Cl A	1,892	409
Altra Industrial Motion	23,529	544
American Airlines Group (A)	3,969	154
American Woodmark*	2,878	186
AO Smith	14,044	915
Atlas Air Worldwide Holdings*	3,102	107
Barnes Group	28,794	1,038

Description	Shares	Market Value ($ Thousands)
Barrett Business Services	14,931	$641
Beacon Roofing Supply*	5,422	176
Carlisle	22,020	1,924
Cintas	12,501	1,072
CIRCOR International (A)	24,617	988
Clean Harbors*	11,546	508
Colfax* (A)	4,951	148
Con-way	31,781	1,508
Crane, Cl A	48,969	2,282
Curtiss-Wright	29,201	1,823
Delta Air Lines, Cl A	15,622	701
Deluxe (A)	12,883	718
Dover (A)	5,288	302
Ducommun*	5,778	116
Dun & Bradstreet (A)	9,609	1,009
DXP Enterprises*	39,732	1,084
Dycom Industries*	34,625	2,506
EMCOR Group	42,960	1,901
EnPro Industries (A)	6,624	259
Equifax	2,212	215
Esterline Technologies*	800	57
Federal Signal	3,905	54
Fluor (A)	14,002	593
G&K Services	33,407	2,226
Generac Holdings* (A)	14,791	445
Genesee & Wyoming, Cl A*	9,277	548
Granite Construction (A)	5,570	165
Greenbrier (A)	13,161	423
H&E Equipment Services (A)	35,502	594
Hawaiian Holdings*	41,000	1,012
HD Supply Holdings*	39,572	1,132
Hexcel, Cl A (A)	38,293	1,718
HNI (A)	3,926	168
Huntington Ingalls Industries, Cl A	2,789	299
Huron Consulting Group*	15,135	946
Hyster-Yale Materials Handling	1,976	114
IDEX (A)	18,517	1,320
Interface, Cl A	77,332	1,735
ITT	19,025	636
JetBlue Airways*	33,398	861
John Bean Technologies, Cl A	1,377	53
Kadant	25,142	981
KAR Auction Services	26,659	946
Kennametal	71,816	1,788
Kirby* (A)	10,128	628
Korn/Ferry International	24,891	823
L-3 Communications Holdings	7,300	763
Landstar System (A)	6,016	382
LB Foster, Cl A	16,000	196
Lennox International (A)	2,400	272
Lincoln Electric Holdings (A)	23,929	1,255
Lydall*	24,484	698
Masonite International*	9,525	577

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Matson (A)	24,996	$962
Meritor*	10,719	114
Middleby* (A)	18,565	1,953
Moog, Cl A*	23,061	1,247
Northwest Pipe* (A)	26,481	346
Old Dominion Freight Line, Cl A* (A)	14,168	864
On Assignment* (A)	6,369	235
Orbital ATK	6,990	502
Owens Corning	7,414	311
Parker-Hannifin, Cl A (A)	4,644	452
Pentair	2,782	142
Precision Castparts	4,737	1,088
RBC Bearings* (A)	9,272	554
Regal Beloit (A)	24,888	1,405
Robert Half International	3,076	157
RR Donnelley & Sons	24,686	359
Ryder System (A)	8,900	659
Saia*	8,183	253
Simpson Manufacturing (A)	19,075	639
Spirit AeroSystems Holdings, Cl A*	32,539	1,573
Spirit Airlines*	11,740	555
Standex International	12,226	921
Steelcase, Cl A (A)	25,800	475
Team*	6,035	194
Teledyne Technologies* (A)	13,020	1,176
Tetra Tech (A)	31,409	764
Titan Machinery* (A)	90,290	1,037
Toro	18,605	1,312
TransDigm Group* (A)	500	106
TriMas* (A)	42,623	697
Trinity Industries (A)	30,383	689
Triumph Group	94,572	3,980
TrueBlue*	42,224	949
Unifirst	644	69
United Rentals* (A)	12,187	732
Valmont Industries (A)	7,114	675
WABCO Holdings*	5,849	613
Wabtec (A)	3,600	317
WageWorks* (A)	8,366	377
Watsco	6,700	794
Watts Water Technologies, Cl A (A)	10,999	581
Werner Enterprises (A)	36,477	916
Wesco Aircraft Holdings* (A)	328,554	4,008
West	12,321	276
Xylem	18,430	605

		93,454

Information Technology — 15.1%
Acxiom* (A)	78,556	1,552
Advanced Energy Industries*	1,400	37
Alliance Data Systems* (A)	3,254	843
Ansys* (A)	10,146	894
ARRIS Group*	7,200	187

Description	Shares	Market Value ($ Thousands)
Aspen Technology* (A)	37,677	$1,428
Atmel	71,962	581
Avago Technologies, Cl A (A)	12,340	1,543
Avnet	8,652	369
Belden (A)	35,646	1,664
Benchmark Electronics*	25,072	546
Black Box	58,382	861
Blackbaud, Cl A	3,876	217
Blackhawk Network Holdings, Cl A*	5,006	212
Booz Allen Hamilton Holding, Cl A (A)	39,281	1,030
Broadridge Financial Solutions	7,135	395
BroadSoft*	25,122	753
Brocade Communications Systems	100,100	1,039
Cadence Design Systems* (A)	96,641	1,999
Cavium* (A)	16,410	1,007
Ciena* (A)	19,778	410
Cimpress*	6,014	458
Citrix Systems*	3,944	273
Coherent*	11,034	603
comScore*	10,771	497
Convergys	20,581	476
CoreLogic*	4,518	168
CoStar Group* (A)	13,719	2,374
CSG Systems International (A)	16,700	514
Cypress Semiconductor (A)	91,383	779
Dealertrack Technologies*	39,259	2,480
Demandware* (A)	9,927	513
Diebold	19,044	567
DST Systems	3,402	358
EarthLink Holdings	5,988	47
Electronic Arts* (A)	24,060	1,630
Euronet Worldwide*	4,565	338
ExlService Holdings*	11,961	442
Fair Isaac (A)	2,899	245
Fidelity National Information Services, Cl B	12,644	848
Fleetmatics Group* (A)	29,163	1,432
Fortinet*	45,622	1,938
Freescale Semiconductor*	17,100	625
Gartner* (A)	5,828	489
Genpact*	2,904	69
Gigamon*	30,379	608
Global Payments	2,534	291
Gogo* (A)	14,000	214
Guidewire Software, Cl Z*	28,765	1,512
Harris	11,871	868
Heartland Payment Systems (A)	30,098	1,896
HomeAway*	6,561	174
HubSpot*	7,675	356
IAC	4,575	299
Infinera* (A)	57,442	1,124
Infoblox*	36,622	585
Inphi* (A)	60,974	1,466
Insight Enterprises*	9,500	246

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
InterDigital (A)	2,438	$123
Intersil, Cl A (A)	28,169	329
Intralinks Holdings, Cl A*	43,967	364
Ixia*	36,779	533
j2 Global (A)	32,545	2,306
Jabil Circuit	20,609	461
Jack Henry & Associates	5,289	368
Juniper Networks	6,218	160
Keysight Technologies*	9,884	305
Leidos Holdings	7,816	323
Lexmark International, Cl A (A)	15,732	456
Littelfuse (A)	4,161	379
LogMeIn*	27,685	1,887
Manhattan Associates*	10,280	640
MAXIMUS (A)	14,462	861
Methode Electronics	2,700	86
Microchip Technology (A)	16,167	697
MKS Instruments	13,957	468
Monolithic Power Systems (A)	10,454	535
Monster Worldwide* (A)	56,859	365
NCR*	12,568	286
NetScout Systems* (A)	4,329	153
NetSuite* (A)	3,285	276
NeuStar, Cl A*	21,818	594
NIC	13,854	245
OmniVision Technologies*	147,014	3,861
ON Semiconductor*	13,433	126
Open Text (A)	29,122	1,303
Orbotech*	27,420	424
OSI Systems*	31,060	2,390
Palo Alto Networks*	9,047	1,556
Pandora Media* (A)	14,990	320
Plantronics (A)	8,072	410
Progress Software*	6,993	181
Proofpoint* (A)	9,299	561
PTC*	62,514	1,984
Qlik Technologies*	10,779	393
Qorvo*	14,916	672
Rackspace Hosting*	2,944	73
RingCentral, Cl A*	36,679	666
Sanmina*	9,690	207
Science Applications International	4,461	179
Seagate Technology (A)	19,200	860
Semtech*	7,764	117
Silicon Graphics International* (A)	101,054	397
Silicon Laboratories* (A)	5,004	208
Skyworks Solutions (A)	4,477	377
SolarWinds* (A)	3,439	135
Solera Holdings	28,574	1,543
SS&C Technologies Holdings	17,714	1,241
Sykes Enterprises*	20,228	516
Synaptics* (A)	13,102	1,080
Synopsys*	26,169	1,208

Description	Shares	Market Value ($ Thousands)
Syntel*	2,800	$127
Tableau Software, Cl A*	11,074	883
Take-Two Interactive Software, Cl A* (A)	10,580	304
Tech Data* (A)	11,750	805
Teradyne	21,585	389
Tessera Technologies	4,036	131
Total System Services (A)	2,800	127
Tyler Technologies* (A)	8,899	1,329
Ultimate Software Group* (A)	8,824	1,580
Universal Display* (A)	7,430	252
VeriFone Holdings*	10,469	290
Verint Systems*	15,292	660
Virtusa* (A)	24,849	1,275
Web.com Group*	24,580	518
Western Digital	6,200	493
WEX* (A)	6,580	571
Xoom*	10,554	262
Yodlee*	19,157	309
Zebra Technologies, Cl A* (A)	17,254	1,321

		93,183

Materials — 4.1%
Air Products & Chemicals	3,736	477
Albemarle (A)	4,500	198
Alcoa (A)	75,785	732
Allegheny Technologies (A)	19,549	277
American Vanguard, Cl B (A)	33,562	388
AptarGroup (A)	1,800	119
Ashland	9,200	926
Avery Dennison (A)	8,582	485
Ball	8,664	539
Bemis (A)	2,836	112
Berry Plastics Group*	14,891	448
Cabot	44,463	1,403
Chemtura* (A)	10,212	292
Compass Minerals International, Cl A (A)	8,583	673
Crown Holdings*	21,495	983
Cytec Industries	10,520	777
Eastman Chemical	3,200	207
Flotek Industries* (A)	22,883	382
Graphic Packaging Holding	21,755	278
Huntsman	28,000	271
Innophos Holdings	7,557	299
Kaiser Aluminum	2,571	206
KapStone Paper and Packaging	19,156	316
LSB Industries* (A)	54,351	833
Martin Marietta Materials, Cl A	1,281	195
Minerals Technologies	17,582	847
Neenah Paper, Cl A	14,000	816
Olin	25,087	422
Owens-Illinois*	49,453	1,025
Packaging Corp of America (A)	8,948	538
PolyOne (A)	63,674	1,868

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Sealed Air	13,010	$610
Sensient Technologies (A)	35,215	2,159
Silgan Holdings (A)	46,881	2,440
Sonoco Products	7,678	290
Steel Dynamics	88,180	1,515
Summit Materials, Cl A*	35,522	667
WestRock	2,660	137

		25,150

Telecommunication Services — 0.3%
Cogent Communications Holdings (A)	37,485	1,018
Level 3 Communications*	6,966	304
SBA Communications, Cl A*	2,217	232
Spok Holdings	15,500	255
Telephone & Data Systems	8,561	214

		2,023

Utilities — 4.2%
AGL Resources	24,079	1,470
ALLETE (A)	53,894	2,721
American Water Works	3,741	206
Atmos Energy (A)	26,031	1,514
Avista (A)	32,600	1,084
Black Hills, Cl A	9,464	391
Cleco	26,686	1,421
CMS Energy (A)	10,600	375
Edison International (A)	10,136	639
El Paso Electric, Cl A	4,700	173
Great Plains Energy (A)	54,770	1,480
Idacorp, Cl A (A)	10,909	706
New Jersey Resources	13,772	414
NorthWestern (A)	12,582	677
OGE Energy	26,903	736
Pinnacle West Capital	1,100	70
PNM Resources	95,326	2,674
Portland General Electric (A)	100,050	3,699
SCANA (A)	25,649	1,443
South Jersey Industries, Cl A	42,070	1,062
Southwest Gas	10,221	596
UGI	6,450	225
UIL Holdings	10,402	523
Vectren	12,804	538
Vivint Solar* (A)	78,219	820
WGL Holdings	1,200	69
Xcel Energy (A)	12,195	432

		26,158

Total Common Stock (Cost $440,980) ($ Thousands)		584,212

EXCHANGE TRADED FUND — 0.1%
iShares Russell 2000 ETF (A)	8,119	887

Total Exchange Traded Fund (Cost $613) ($ Thousands)		887

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)

	Number Of Rights
RIGHTS — 0.0%
Central European Media Enterprises	53	$—
Chelseea Therapeutics International CVR	3,004	—
Endo Pharmaceuticals	1,900	—
Safeway CVR—Casa Ley	11,400	12
Safeway CVR—PDC	11,400	—

Total Rights (Cost $—) ($ Thousands)		12

	Number Of Warrants
WARRANTS — 0.0%
Magnum Hunter, Expires 04/20/16*	467	—
Total Warrants (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 40.8%
SEI Liquidity Fund, L.P.
0.050% **†† (B)	251,945,250	251,945

Total Affiliated Partnership (Cost $251,945) ($ Thousands)		251,945

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	31,839,800	31,840

Total Cash Equivalent (Cost $31,840) ($ Thousands)		31,840

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.110%, 02/04/2016 (C)(D)	$875	875

Total U.S. Treasury Obligation (Cost $875) ($ Thousands)		875

Total Investments — 140.8% (Cost $726,253) ($ Thousands)		$869,771

The open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-M INI	95	Dec-2015	$(396)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Concluded)

September 30, 2015

Percentages are based on a Net Assets of $617,802 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $249,335 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2015 was $251,945 ($Thousands).

(C)	The rate reported is the effective yield at the time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$584,212	$—	$—	$584,212
Exchange Traded Fund	887	—	—	887
Rights	—	—	12	12
Warrant	—	—	—	—
Affiliated Partnership	—	251,945	—	251,945
Cash Equivalent	31,840	—	—	31,840
U.S. Treasury Obligation	—	875	—	875

Total Investments in Securities	$616,939	$252,820	$12	$869,771

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(396)	$—	$—	$(396)

Total Other Financial Instruments	$(396)	$—	$—	$(396)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	9

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.8%

Consumer Discretionary — 14.5%
AMC Networks, Cl A*	900	$66
Autonation*	8,600	500
Bed Bath & Beyond*	7,800	445
Best Buy	19,000	705
Brunswick	11,100	532
Carter’s	5,400	490
Chipotle Mexican Grill, Cl A*	1,010	727
Cinemark Holdings	7,500	244
Darden Restaurants	8,100	555
Dick’s Sporting Goods	800	40
Dillard’s, Cl A	5,500	481
DineEquity	1,000	92
Discovery Communications, Cl C*	10,600	257
DR Horton	17,600	517
DSW, Cl A	10,700	271
Extended Stay America	27,400	460
Foot Locker, Cl A	10,000	720
Gap	18,200	519
Genuine Parts	8,000	663
Interpublic Group	25,200	482
Kohl’s	10,883	504
La-Z-Boy, Cl Z	2,500	66
Liberty Interactive QVC Group, Cl A*	6,700	176
Macy’s	14,200	729
Marriott International, Cl A	600	41
Michael Kors Holdings*	14,800	625
Mohawk Industries*	2,200	400
Murphy USA*	6,800	373
NVR*	140	213
Oxford Industries, Cl A	500	37
Ross Stores	2,800	136
Taylor Morrison Home, Cl A*	3,200	60
Thor Industries	4,600	238
Time	4,300	82
Ulta Salon Cosmetics & Fragrance*	2,800	457
Urban Outfitters*	10,800	317
Wyndham Worldwide	7,500	539

		13,759

Consumer Staples — 5.0%
Archer-Daniels-Midland	10,800	448
Bunge	8,800	645
Campbell Soup	5,200	263
Coca-Cola Enterprises	14,200	687
ConAgra Foods	5,400	219
Dr Pepper Snapple Group	9,000	711
Hormel Foods	1,500	95
Ingredion	6,700	585
Kroger	17,900	646
Whole Foods Market	14,700	465

		4,764

Description	Shares	Market Value ($ Thousands)

Energy — 4.1%
CVR Energy	1,200	$49
Ensco, Cl A	34,200	482
FMC Technologies*	5,000	155
Hess	13,100	656
HollyFrontier	15,400	752
Marathon Oil	3,100	48
Marathon Petroleum	9,600	445
Oneok	12,400	399
Tesoro	7,100	690
World Fuel Services	5,700	204

		3,880

Financials — 20.1%
Aflac	2,200	128
Alleghany*	110	51
Allstate	2,500	146
American Assets Trust †	7,600	311
American Capital Agency, Cl A †	21,700	406
American Financial Group	8,200	565
American National Insurance	400	39
Ameriprise Financial	1,800	197
Annaly Capital Management †	62,100	613
Ares Commercial Real Estate †	6,300	76
Ashford Hospitality Trust †	16,900	103
Assurant	3,900	308
AvalonBay Communities †	1,000	175
Brixmor Property Group	5,400	127
CBL & Associates Properties †	35,200	484
CBOE Holdings	4,000	269
CBRE Group, Cl A*	18,700	599
Chimera Investment †	21,040	281
Citizens Financial Group	7,400	177
CNA Financial	4,900	171
Crown Castle International †	1,700	134
East West Bancorp	7,600	292
Fifth Third Bancorp	36,400	688
Flagstar Bancorp*	7,200	148
Franklin Street Properties †	26,000	279
General Growth Properties †	8,100	210
Genworth Financial, Cl A*	93,400	432
HCP †	11,600	432
Hospitality Properties Trust †	18,300	468
Host Hotels & Resorts †	35,400	560
Huntington Bancshares	7,300	77
Inland Real Estate †	5,200	42
Jones Lang LaSalle	3,860	555
KeyCorp	43,800	570
Lexington Realty Trust †	25,800	209
Loews	11,500	416
Marcus & Millichap*	5,400	248

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
McGraw-Hill	8,400	$726
Moody’s	2,700	265
Nasdaq, Cl A	10,900	581
Navient	43,200	485
Nelnet, Cl A	2,100	73
Northern Trust	9,100	620
Old Republic International	32,700	511
Paramount Group	3,100	52
Piedmont Office Realty Trust, Cl A †	8,100	145
Piper Jaffray*	6,500	235
ProLogis †	20,700	805
Regions Financial	65,600	591
Signature Bank NY, Cl B*	2,800	385
Springleaf Holdings, Cl A*	6,500	284
Starwood Property Trust †	15,500	318
Summit Hotel Properties †	8,800	103
Sunstone Hotel Investors †	12,600	167
SunTrust Banks	19,900	761
TCF Financial	8,100	123
Unum Group	8,700	279
WP Carey †	9,900	572

		19,067

Health Care — 10.5%
Aetna, Cl A	4,200	460
Agilent Technologies	18,400	632
AmerisourceBergen	500	47
Boston Scientific*	34,300	563
Bruker BioSciences*	13,900	228
C.R. Bard	3,900	727
Cardinal Health	7,300	561
Centene*	8,900	483
Cigna	300	40
Dentsply International	11,100	561
Edwards Lifesciences, Cl A*	5,200	739
Hill-Rom Holdings	1,400	73
Hologic*	15,600	610
IMS Health Holdings*	15,300	445
Intuitive Surgical*	1,530	703
Jazz Pharmaceuticals*	4,560	606
Mallinckrodt*	5,700	364
PerkinElmer	1,700	78
Quest Diagnostics	9,500	584
Quintiles Transnational Holdings*	1,200	84
United Therapeutics*	3,900	512
Universal Health Services, Cl B	5,100	637
VCA*	3,100	163

		9,900

Industrials — 11.1%
Acuity Brands	3,500	614
Alaska Air Group	8,600	683
Allison Transmission Holdings	17,500	467
AO Smith	3,100	202

Description	Shares	Market Value ($ Thousands)
Argan	1,500	$52
Babcock & Wilcox Enterprises*	7,800	131
C.H. Robinson Worldwide	7,200	488
Continental Building Products*	1,600	33
Copart*	8,300	273
Eaton	700	36
Equifax	2,600	253
Expeditors International of Washington	6,952	327
Fluor	11,900	504
Huntington Ingalls Industries, Cl A	5,000	536
Hyster-Yale Materials Handling	1,200	69
KBR	29,900	498
Lincoln Electric Holdings	1,900	100
ManpowerGroup	2,000	164
Masco	23,000	579
Northrop Grumman	500	83
Owens Corning	12,700	532
Regal Beloit	4,300	243
Robert Half International	9,100	465
Southwest Airlines, Cl A	23,600	898
Spirit AeroSystems Holdings, Cl A*	11,300	546
SPX	1,900	23
SPX FLOW*	1,900	66
Timken	5,600	154
Trinity Industries	21,400	485
United Continental Holdings*	14,300	759
Vectrus*	2,900	64
Veritiv*	2,600	97
Wabash National*	8,900	94

		10,518

Information Technology — 15.4%
Analog Devices	13,100	739
Applied Materials	48,700	715
Arrow Electronics, Cl A*	7,700	426
Avago Technologies, Cl A	4,700	588
Avnet	900	38
Black Knight Financial Services, Cl A*	6,800	221
Booz Allen Hamilton Holding, Cl A	1,600	42
Brocade Communications Systems	51,300	533
CA	7,600	208
CACI International, Cl A*	800	59
CDK Global	11,300	540
CDW	15,600	638
Citrix Systems*	9,100	630
Computer Sciences	9,700	596
DST Systems	4,500	473
Electronic Arts*	10,500	711
F5 Networks, Cl A*	5,000	579
Fiserv, Cl A*	3,200	277
Harris	6,100	446
Ingram Micro, Cl A	9,700	264
Intuit	3,800	337

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Jabil Circuit	24,500	$548
Juniper Networks	24,400	627
Lexmark International, Cl A	1,100	32
Maxim Integrated Products	15,500	518
Nuance Communications*	5,000	82
Skyworks Solutions	8,500	716
SolarWinds*	11,600	455
Solera Holdings	4,400	238
SS&C Technologies Holdings	5,500	385
Symantec, Cl A	33,800	658
Synopsys*	11,700	540
Teradyne	27,200	490
Tessera Technologies	8,900	288

		14,637

Materials — 6.2%
Alcoa	62,700	605
Bemis	8,800	348
Cabot	13,500	426
Celanese, Ser A	7,700	456
Crown Holdings*	4,600	211
Freeport-McMoRan, Cl B	62,200	603
International Paper	15,400	582
Mosaic	15,200	473
Packaging Corp of America	7,600	457
Reliance Steel & Aluminum	8,900	481
Steel Dynamics	2,400	41
Vulcan Materials	7,200	642
Westlake Chemical	9,600	498

		5,823

Telecommunication Services — 0.7%
CenturyTel	27,000	678

Utilities — 7.2%
AES	53,000	519
Alliant Energy	4,500	263
American Water Works	4,100	226
DTE Energy	3,200	257
Entergy	10,300	671
Exelon	15,000	446
FirstEnergy	21,600	676
NRG Energy	30,000	445
PPL	26,000	855
Public Service Enterprise Group	19,700	831
Questar	4,400	85
Sempra Energy	8,600	832
UGI	16,600	578
Vectren	3,600	151

		6,835

Total Common Stock (Cost $92,614) ($ Thousands)		89,861

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%** ††	4,773,853	$4,774

Total Cash Equivalent (Cost $4,774) ($ Thousands)		4,774

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.108%, 02/04/2016 (A)(B)	$133	133

Total U.S. Treasury Obligation (Cost $133) ($ Thousands)		133

Total Investments — 100.0% (Cost $97,521) ($ Thousands)		$94,768

The open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P M id 400 Index E-M INI	7	Dec-2015	$(37)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $94,806 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	The rate reported is the effective yield at the time of purchase.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

Ser — Series

The following is a list of the levels of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$89,861	$—	$—	$89,861
U.S. Treasury Obligation	—	133	—	133
Cash Equivalent	4,774	—	—	4,774

Total Investments in Securities	$94,635	$133	$—	$94,768

Investments in Securities	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(37)	$—	$—	$(37)

Total Investments in Securities	$(37)	$—	$—	$(37)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Concluded)

September 30, 2015

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Consumer Discretionary — 12.4%
Aaron’s	94,851	$3,425
American Eagle Outfitters	286,237	4,474
Aramark	360,711	10,691
Autozone*	4,500	3,257
Bed Bath & Beyond*	117,501	6,700
Big Lots	115,460	5,533
BJ’s Restaurants*	14,002	603
Brinker International	79,967	4,212
Canadian Tire, Cl A	23,100	2,068
Carriage Services	35,512	767
Carter’s	44,870	4,067
Cheesecake Factory	94,975	5,125
Chico’s FAS	147,381	2,318
Coach	51,626	1,493
Cooper Tire & Rubber	17,450	689
Cooper-Standard Holding*	6,706	389
Core-Mark Holding, Cl A	3,592	235
Cracker Barrel Old Country Store	4,958	730
Darden Restaurants	25,910	1,776
Deckers Outdoor*	28,640	1,663
Dillard’s, Cl A	47,256	4,130
Dollar General	154,748	11,210
Dollar Tree*	15,634	1,042
DSW, Cl A	96,681	2,447
Escalade	5,967	94
Flexsteel Industries	11,196	350
Foot Locker, Cl A	58,840	4,235
Gap	134,254	3,826
Genuine Parts	24,329	2,017
Graham Holdings, Cl B	9,084	5,241
HSN, Cl A	11,400	652
J Alexander’s Holdings*	7,834	78
Jack in the Box	45,070	3,472
Kohl’s	143,677	6,654
Lions Gate Entertainment	45,441	1,672
Macy’s	37,300	1,914
McDonald’s	22,400	2,207
Michael Kors Holdings*	111,265	4,700
NVR*	3,607	5,501
Panera Bread, Cl A*	73,215	14,161
Papa John’s International, Cl A	9,110	624
Performance Sports Group*	16,816	226
PetMed Express	42,521	685
Regal Entertainment Group, Cl A	15,740	294
Scripps Networks Interactive, Cl A	29,800	1,466
Shaw Communications, Cl B	104,800	2,020
Staples	333,792	3,915
Superior Uniform Group	4,609	83
Target, Cl A	161,097	12,672
Thomson Reuters	50,862	2,048

Description	Shares	Market Value ($ Thousands)
Time Warner Cable, Cl A	15,000	$2,691
TJX	7,729	552
Tribune Media, Cl A	37,473	1,334
Viacom, Cl B	40,400	1,743
Wayfair, Cl A*	966	34
Williams-Sonoma	24,146	1,844
World Wrestling Entertainment, Cl A	5,752	97

		168,146

Consumer Staples — 20.8%
Altria Group	381,014	20,727
Archer-Daniels-Midland	51,900	2,151
Brown-Forman, Cl B	27,383	2,653
Bunge	172,974	12,679
Calavo Growers	1,988	89
Cal-Maine Foods	40,880	2,232
Campbell Soup	80,640	4,087
Casey’s General Stores	871	90
Church & Dwight	24,380	2,046
Clorox	136,833	15,808
Coca-Cola Bottling Consolidated	6,375	1,233
Coca-Cola Enterprises	120,760	5,839
Colgate-Palmolive	47,460	3,012
ConAgra Foods	98,500	3,990
Costco Wholesale	96,895	14,008
Coty, Cl A	181,488	4,911
CVS Health	71,780	6,925
Dean Foods	14,883	246
Dr Pepper Snapple Group	242,852	19,197
Flowers Foods	98,946	2,448
Fresh Del Monte Produce	67,900	2,683
Fresh Market*	20,558	465
General Mills, Cl A	77,571	4,354
Hershey	109,668	10,076
Hormel Foods	115,462	7,310
Ingredion	77,790	6,792
J&J Snack Foods	1,654	188
John B Sanfilippo & Son	9,367	480
Kellogg	101,692	6,768
Keurig Green Mountain	12,714	663
Kimberly-Clark	121,033	13,197
Kroger	500,199	18,042
Lancaster Colony	8,450	824
McCormick	113,487	9,326
Mead Johnson Nutrition, Cl A	11,830	833
Metro, Cl A	92,100	2,498
Orchids Paper Products	18,683	488
PepsiCo	172,628	16,279
Philip Morris International	52,170	4,139
Pinnacle Foods	165,269	6,921
Procter & Gamble	50,700	3,647
Sanderson Farms	54,697	3,751
Snyder’s-Lance	8,820	298

SEI Institutional Managed Trust / Annua l Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
TreeHouse Foods*	11,884	$924
Tyson Foods, Cl A	191,537	8,255
Universal	34,439	1,707
Vector Group	53,442	1,208
Wal-Mart Stores	333,122	21,600
Whole Foods Market	109,300	3,459

		281,546

Energy — 0.9%
Chevron	39,100	3,085
Exxon Mobil	85,300	6,342
Frank’s International	125,003	1,916
Memorial Resource Development*	53,646	943
Par Petroleum*	4,952	103

		12,389

Financials — 18.0%
Allied World Assurance Holdings	262,942	10,037
Allstate	112,660	6,561
American Capital Agency, Cl A†	55,100	1,030
American Capital Mortgage Investment†	61,536	907
American Financial Group	50,950	3,511
American National Insurance	30,666	2,994
Annaly Capital Management†	516,100	5,094
Anworth Mortgage Asset†	93,474	462
Apollo Commercial Real Estate Finance†	62,567	983
Apollo Residential Mortgage†	7,848	99
Arch Capital Group*	55,671	4,090
Aspen Insurance Holdings	167,362	7,777
Assurant	56,910	4,497
Assured Guaranty	62,710	1,568
Axis Capital Holdings	184,700	9,922
Bank of Hawaii	6,954	441
BankUnited	60,089	2,148
Beneficial Bancorp*	27,768	368
BNC Bancorp	8,500	189
BOK Financial	52,747	3,413
Capital Bank Financial, Cl A*	5,645	171
Capitol Federal Financial	29,027	352
Capstead Mortgage†	41,200	407
CBL & Associates Properties†	202,690	2,787
CBOE Holdings	243,040	16,303
Charter Financial	11,684	148
Chimera Investment†	45,461	608
Chubb	28,700	3,520
CIT Group	73,600	2,946
CU Bancorp*	11,816	265
Cullen/Frost Bankers	22,634	1,439
CYS Investments†	123,966	900
Dream Office Real Estate Investment Trust†	115,200	1,822
Employers Holdings	8,443	188
Endurance Specialty Holdings	85,091	5,193
Enstar Group*	2,575	386
Equity LifeStyle Properties	64,010	3,749

Description	Shares	Market Value ($ Thousands)
Essent Group*	39,730	$987
Everest Re Group	97,683	16,932
Federated National Holding	8,239	198
Fidelity Southern	18,137	383
First Republic Bank	50,608	3,177
FNFV Group*	45,364	532
Gaming and Leisure Properties†	70,970	2,108
Genworth MI Canada	71,000	1,523
Greenlight Capital Re*	7,211	161
Hatteras Financial†	22,899	347
HCC Insurance Holdings	1,600	124
Heritage Insurance Holdings*	17,876	353
Highwoods Properties	87,750	3,400
Hospitality Properties Trust†	142,040	3,633
Investors Bancorp	20,288	250
Ladder Capital, Cl A†	10,688	153
Lamar Advertising, Cl A†	34,180	1,784
LendingTree*	2,713	252
MarketAxess Holdings	6,560	609
Meta Financial Group	1,449	60
MFA Financial†	883,696	6,018
MidWestOne Financial Group	2,434	71
Mortgage Investment Trust†	6,956	106
National Bank Holdings, Cl A	32,284	663
National Bank of Canada	96,800	3,076
New York Mortgage Trust†	152,589	838
Northwest Bancshares	21,511	280
OneBeacon Insurance Group, Cl A	6,768	95
Opus Bank	9,251	354
Outfront Media†	77,469	1,611
Pacific Premier Bancorp*	27,430	557
PartnerRe	81,665	11,342
PennyMac Financial Services, Cl A*	15,037	241
PennyMac Mortgage Investment Trust†	89,100	1,378
Peoples Financial Services	3,918	137
Piedmont Office Realty Trust, Cl A†	20,220	362
Post Properties†	7,038	410
PRA Group*	34,600	1,831
Progressive	102,300	3,135
Reinsurance Group of America, Cl A	46,470	4,210
RenaissanceRe Holdings	112,164	11,925
Royal Bank of Canada	58,700	3,231
Ryman Hospitality Properties†	75,400	3,712
Santander Consumer USA Holdings*	29,534	603
Select Income REIT†	15,967	304
ServisFirst Bancshares	18,942	787
Silver Bay Realty Trust†	27,784	445
Starwood Property Trust†	112,600	2,311
State Bank Financial	1,350	28
Stonegate Bank	17,537	558
Synchrony Financial*	53,348	1,670
Talmer Bancorp, Cl A	3,893	65
Territorial Bancorp	4,291	112

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Travelers	101,450	$10,097
Two Harbors Investment†	848,921	7,487
United Development Funding IV†	9,845	173
United Insurance Holdings	2,114	28
Validus Holdings	302,597	13,638
Waterstone Financial	8,532	115
Wells Fargo	64,300	3,302
White Mountains Insurance Group	3,091	2,310
WR Berkley	2,524	137

		243,994

Health Care — 14.2%
Abbott Laboratories	18,093	728
Addus HomeCare*	21,758	678
Adeptus Health, Cl A*	3,245	262
Aetna, Cl A	57,900	6,335
AmerisourceBergen	126,688	12,034
Amgen, Cl A	22,600	3,126
Analogic	3,127	256
Anthem	48,900	6,846
AstraZeneca ADR	113,400	3,608
Atrion	181	68
Baxalta	75,000	2,363
Baxter International	33,215	1,091
Becton Dickinson	14,900	1,977
Bio-Rad Laboratories, Cl A*	17,228	2,314
Bristol-Myers Squibb	35,277	2,088
C.R. Bard	13,220	2,463
Cardinal Health	170,994	13,136
Chemed	7,645	1,020
Computer Programs & Systems	8,608	363
Corium International*	3,402	32
DaVita HealthCare Partners*	48,510	3,509
Eli Lilly	106,561	8,918
Express Scripts Holding*	89,533	7,249
Gilead Sciences	41,470	4,072
HCA Holdings*	22,760	1,761
Henry Schein*	10,470	1,389
Hill-Rom Holdings	82,647	4,297
Humana	18,500	3,311
ICON*	12,470	885
ICU Medical*	9,084	995
Inogen*	2,004	97
Insys Therapeutics*	3,842	109
Intuitive Surgical*	8,350	3,837
iRadimed*	6,435	157
Johnson & Johnson	285,574	26,658
LeMaitre Vascular	31,145	380
Lion Biotechnologies*	3,604	21
McKesson	33,638	6,224
MEDNAX*	11,360	872
Merck	150,467	7,432
MiMedx Group*	35,476	342

Description	Shares	Market Value ($ Thousands)
Myriad Genetics*	31,180	$1,169
NeoGenomics*	30,705	176
Nobilis Health*	68,056	355
Opko Health*	31,848	268
Owens & Minor	34,526	1,103
Patterson	95,086	4,112
Pfizer	504,370	15,842
Phibro Animal Health, Cl A	12,447	394
Quest Diagnostics	117,470	7,221
Quintiles Transnational Holdings*	6,986	486
Sorrento Therapeutics*	3,316	28
STERIS, Cl A	5,444	354
Taro Pharmaceuticals Industries*	1,321	189
Teleflex	23,215	2,884
UnitedHealth Group	52,700	6,114
Varian Medical Systems*	50,940	3,758
Waters*	35,320	4,175
West Pharmaceutical Services	868	47
Zoetis, Cl A	16,811	692

		192,670

Industrials — 3.9%
Boeing	23,700	3,104
Deere	63,600	4,706
Expeditors International of Washington	12,600	593
FedEx	15,900	2,289
General Dynamics	11,400	1,573
Healthcare Services Group	3,983	134
KAR Auction Services	80,636	2,863
L-3 Communications Holdings	17,800	1,860
Landstar System	17,309	1,099
Lockheed Martin	64,832	13,440
Masonite International*	11,179	677
Northrop Grumman	47,300	7,849
Orbital ATK	22,600	1,624
Radiant Logistics*	42,498	190
Raytheon	62,400	6,818
Republic Services	85,800	3,535
Sparton*	9,564	205
Waste Management	11,274	561
Wesco Aircraft Holdings*	7,616	93

		53,213

Information Technology — 11.3%
Accenture, Cl A	37,078	3,643
Amdocs	333,670	18,979
Apple	27,300	3,011
Aspen Technology*	110,272	4,180
Blackhawk Network Holdings, Cl A*	16,816	713
Booz Allen Hamilton Holding, Cl A	194,627	5,101
Broadridge Financial Solutions	83,319	4,612
Brocade Communications Systems	394,688	4,097
CA	97,780	2,669
CDW	56,354	2,303

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Cisco Systems	225,100	$5,909
Computer Sciences	28,912	1,775
Comtech Telecommunications	6,075	125
Convergys	60,600	1,401
CSG Systems International	17,416	537
DST Systems	24,295	2,554
eBay*	166,580	4,071
Echo Global Logistics*	4,969	97
EMC	135,900	3,283
ePlus*	1,019	81
EVERTEC	4,546	82
Factset Research Systems	41,978	6,709
Forrester Research	2,690	85
Genpact*	19,703	465
GTT Communications*	11,583	269
Harris	37,426	2,738
Hewlett-Packard	94,036	2,408
IAC	62,090	4,053
Intel	192,100	5,790
International Business Machines	91,973	13,333
Jabil Circuit	45,302	1,013
Jack Henry & Associates	74,099	5,158
Juniper Networks	161,460	4,151
King Digital Entertainment	105,896	1,434
Lexmark International, Cl A	14,220	412
MAXIMUS	4,160	248
Microsoft	116,200	5,143
NetApp	184,680	5,467
NeuStar, Cl A*	4,162	113
Oracle, Cl B	69,800	2,521
PFSweb*	17,667	251
Qualcomm	43,900	2,359
Reis	16,668	378
Science Applications International	31,285	1,258
Symantec, Cl A	209,320	4,075
Synopsys*	73,600	3,399
Tech Data*	52,057	3,566
VeriSign*	61,993	4,374
Western Union	154,100	2,829

		153,222

Materials — 2.1%
Avery Dennison	87,017	4,923
Bemis	104,603	4,139
Berry Plastics Group*	2	—
CF Industries Holdings	59,932	2,691
Compass Minerals International, Cl A	34,163	2,677
Kaiser Aluminum	5,205	418
Mosaic	55,100	1,714
Newmont Mining	110,621	1,778
Rayonier Advanced Materials	17,147	105
Royal Gold, Cl A	78,802	3,702
Scotts Miracle-Gro, Cl A	31,603	1,922

Description	Shares	Market Value ($ Thousands)
Sonoco Products	96,800	$3,653

		27,722

Telecommunication Services — 5.2%
AT&T	966,573	31,491
BCE	45,500	1,854
Hawaiian Telcom Holdco*	14,048	292
IDT, Cl B	8,711	124
NTT DoCoMo ADR	260,300	4,394
Rogers Communications, Cl B	84,700	2,905
SK Telecom ADR	191,000	4,660
TELUS	62,000	1,945
Verizon Communications	509,903	22,186

		69,851

Utilities — 8.4%
AES	69,887	684
ALLETE	13,438	678
Ameren	71,700	3,031
American Electric Power	109,000	6,198
Atmos Energy	13,959	812
Avista	14,411	479
Cleco	5,387	287
Consolidated Edison	214,515	14,340
DTE Energy	47,923	3,852
Edison International	133,570	8,424
El Paso Electric, Cl A	13,515	498
Entergy	160,209	10,430
Exelon	181,900	5,402
FirstEnergy	73,900	2,314
Hawaiian Electric Industries	12,794	367
Idacorp, Cl A	8,524	552
Northwest Natural Gas	3,078	141
NorthWestern	5,464	294
NRG Yield, Cl A	4,956	55
PG&E	229,700	12,128
Pinnacle West Capital	44,269	2,839
Portland General Electric	142,563	5,271
PPL	76,200	2,506
Public Service Enterprise Group	181,000	7,631
SCANA	89,200	5,018
Southern	258,965	11,576
Southwest Gas	27,089	1,580
Talen Energy*	9,517	96
Unitil	20,482	755
Vectren	9,464	398
WEC Energy Group	84,489	4,412

		113,048

Total Common Stock (Cost $1,195,635) ($ Thousands)		1,315,801

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

September 30, 2015

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	26,035,247	$26,035

Total Cash Equivalent (Cost $26,035) ($ Thousands)		26,035

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.114%, 02/04/2016 (A)(B)	$2,278	2,278

Total U.S. Treasury Obligation (Cost $2,277) ($ Thousands)		2,278

Total Investments — 99.3% (Cost $1,223,947) ($ Thousands)		$1,344,114

The open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index EM INI	186	Dec-2015	$(226)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,352,950 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A) The rate reported is the effective yield at the time of purchase.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,315,801	$—	$—	$1,315,801
Cash Equivalent	26,035	—	—	26,035
U.S. Treasury Obligation	—	2,278	—	2,278

Total Investments in Securities	$1,341,836	$2,278	$—	$1,344,114

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Unrealized Depreciation	$(226)	$—	$—	$(226)

Total Other Financial Instruments	$(226)	$—	$—	$(226)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 88.1%

Australia — 4.8%
AGL Energy	470,736	$5,283
Amcor	1,318,532	12,288
Aristocrat Leisure	233,171	1,422
ASX	105,897	2,827
Aurizon Holdings	613,082	2,173
AusNet Services, Cl Miscellaneous	3,895,965	3,745
Bank of Queensland	79,941	655
Boral	353,922	1,317
Coca-Cola Amatil	526,563	3,341
Cochlear	6,511	383
CSL	111,365	7,016
Dexus Property Group†	88,042	444
Federation Centres†	399,707	774
Flight Centre Travel Group	124,751	3,185
Goodman Group†	608,287	2,523
GPT Group†	309,290	984
Harvey Norman Holdings	205,202	562
Healthscope	937,116	1,689
Lend Lease Group	632,055	5,619
Medibank Pvt	765,444	1,301
Metcash, Cl A	2,484,507	1,843
Newcrest Mining*	355,356	3,202
Orica	272,791	2,896
REA Group	13,901	436
Sonic Healthcare	520,448	6,712
Stockland†	1,481,775	4,026
Tabcorp Holdings	1,401,264	4,618
Tatts Group	2,437,835	6,468
Telstra, Cl B	2,241,844	8,876
Wesfarmers	369,991	10,256
Woolworths	270,039	4,727

		111,591

Austria — 0.4%
CA Immobilien Anlagen	13,240	243
Flughafen Wien	7,239	652
Oesterreichische Post	84,112	2,880
Telekom Austria	32,269	182
Verbund	131,833	1,747
voestalpine	92,432	3,169

		8,873

Belgium — 0.5%
Befimmo†	24,172	1,483
Colruyt	67,905	3,259
Elia System Operator	7,877	382
Proximus	190,336	6,562

		11,686

Canada — 10.7%
Alimentation Couche-Tard, Cl B	102,600	4,696
Bank of Montreal	166,900	9,060
BCE	559,459	22,861

Description	Shares	Market Value ($ Thousands)
Boardwalk Real Estate Investment Trust, Cl Trust Unit†	6,000	$245
Canadian Imperial Bank of Commerce	257,400	18,408
Canadian Tire, Cl A	206,100	18,455
CI Financial	137,700	3,112
Constellation Software	12,600	5,257
Dollarama	221,400	14,884
Dream Office Real Estate Investment Trust†	23,900	378
Eldorado Gold	283,000	903
Emera	335,300	11,071
Empire, Cl A	327,300	6,701
Fairfax Financial Holdings	12,700	5,757
First Capital Realty	73,500	1,025
Fortis, Cl Common Subscription Receipt	410,700	11,693
Franco-Nevada	73,900	3,242
George Weston	120,800	9,727
Great-West Lifeco, Cl Common Subscription Receipt	51,400	1,226
H&R†	300,500	4,610
IGM Financial	39,100	988
Industrial Alliance Insurance & Financial Services	25,800	766
Intact Financial, Cl Common Subscription Receipt	129,600	9,060
Jean Coutu Group PJC, Cl A	51,700	776
K-Bro Linen	4,265	151
Loblaw	27,400	1,404
Manitoba Telecom Services	184,800	3,873
Metro, Cl A	322,900	8,757
Morguard†	28,100	287
National Bank of Canada	230,700	7,330
North West	22,600	475
Open Text	119,500	5,327
Potash Corp of Saskatchewan	8,600	176
Power Corp of Canada	45,900	947
RioCan, Cl Trust Unit†	268,200	5,095
Rogers Communications, Cl B	533,900	18,311
Royal Bank of Canada	104,300	5,741
Saputo	216,000	4,720
Shaw Communications, Cl B	634,450	12,228
Thomson Reuters, Cl B	138,600	5,545
Toronto-Dominion Bank	117,300	4,602
Valener	33,226	413

		250,283

China — 0.1%
Yangzijiang Shipbuilding Holdings	1,991,900	1,595

Denmark — 0.6%
Carlsberg, Cl B	53,971	4,139
Coloplast, Cl B	17,533	1,242
Novo Nordisk, Cl B	16,402	885

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Royal Unibrew	32,756	$1,226
Schouw	13,187	708
TDC	415,153	2,135
William Demant Holding*	29,388	2,446

		12,781

Finland — 0.0%
Orion, Cl B	20,283	766

France — 0.2%
Boiron	6,078	585
Bonduelle S.C.A.	6,128	157
Dassault Systemes	20,106	1,482
Ipsen	5,955	369
SES	70,962	2,231
Tessi	282	36
Vilmorin & Cie	2,802	205

		5,065

Germany — 1.1%
alstria office†	31,276	407
Aurubis	5,548	352
Celesio	99,724	2,796
Fielmann	53,870	3,685
Hamborner†	21,972	212
Kabel Deutschland Holding	4,313	561
MAN	1,442	147
Merck KGaA	103,271	9,131
RHOEN-KLINIKUM	191,266	5,403
STADA Arzneimittel	91,920	3,283

		25,977

Guernsey — 0.6%
Amdocs	238,188	13,548

Hong Kong — 3.9%
Bank of East Asia	395,000	1,329
BOC Hong Kong Holdings	584,500	1,729
Cathay Pacific Airways	1,361,000	2,565
Champion REIT†	935,000	468
Cheung Kong Infrastructure Holdings	828,000	7,426
CLP Holdings, Cl B	2,684,000	22,995
First Pacific	836,000	513
Hang Lung Properties	41,000	92
Hang Seng Bank	568,700	10,263
HKT Trust & HKT, Cl Miscellaneous	2,107,000	2,523
Hong Kong & China Gas	655,000	1,230
Hysan Development	85,000	355
Kerry Properties	112,000	308
Li & Fung	2,048,000	1,570
Link†	2,152,000	11,843
MTR	532,000	2,309
New World Development	327,000	319
NWS Holdings	338,000	447

Description	Shares	Market Value ($ Thousands)
PCCW	3,800,000	$1,955
Power Assets Holdings	777,500	7,352
Prosperity†	586,000	201
Shangri-La Asia	272,000	237
Sunlight†	590,000	290
Swire Pacific, Cl A	632,000	7,106
WH Group* (A)	1,811,500	908
Wheelock	60,000	262
Yue Yuen Industrial Holdings	1,113,500	4,145

		90,740

Ireland — 0.1%
Hibernia†	181,708	257
UDG Healthcare	263,629	2,005

		2,262

Israel — 1.0%
Azrieli Group	48,269	1,932
Bank Hapoalim	774,833	3,901
Bank Leumi Le-Israel*	172,341	643
Check Point Software Technologies*	35,780	2,838
Formula Systems 1985	3,851	107
Israel Discount Bank, Cl A*	137,526	251
Ituran Location and Control	6,055	125
Osem Investments	47,885	925
Paz Oil	5,303	788
Teva Pharmaceutical Industries	222,091	12,687

		24,197

Italy — 0.2%
Amplifon	208,194	1,575
Ansaldo STS	301,291	3,190
CSP International Fashion Group	1,207	1
DiaSorin	13,429	587
Parmalat	107,552	277

		5,630

Japan — 5.2%
Ajis	1,300	42
Aozora Bank	2,079,000	7,210
Autobacs Seven	35,000	584
Can Do	38,400	489
Chubu Electric Power	22,800	337
Chugoku Electric Power	84,600	1,167
Coca-Cola West	279,500	5,447
COLOPL	118,200	1,898
Daiichi Sankyo	281,200	4,897
Dunlop Sports	15,300	144
Dydo Drinco	70,400	2,998
Earth Chemical	16,500	628
Hisamitsu Pharmaceutical	4,600	154
Hokuriku Electric Power	26,100	351
Hokuto	36,400	656
Hoya	2,900	95
Itochu-Shokuhin	3,900	128

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Japan Logistics Fund, Cl REIT†	576	$1,036
Kappa Create	23,800	245
KDDI	12,100	271
Kewpie	145,700	2,900
Key Coffee	16,900	286
Kirin Holdings	119,100	1,563
Kohnan Shoji	93,700	1,182
Lawson	56,900	4,203
Lion, Cl H	1,554,400	13,678
Marudai Food	82,000	323
Maruha Nichiro	139,700	2,003
Matsuya Foods	27,600	531
Maxvalu Tokai	2,500	37
McDonald’s Holdings Japan	9,800	220
Megmilk Snow Brand	67,000	1,282
MID, Cl REIT†	94	245
Ministop	92,000	2,094
Mitsubishi Tanabe Pharma	142,700	2,523
Mixi	97,100	3,347
Morinaga	366,000	1,800
Morinaga Milk Industry	427,025	1,780
MOS Food Services	28,300	601
Mr Max	146,600	378
Nagoya Railroad	617,000	2,428
Nihon Shokuhin Kako	2,000	6
Nippon Flour Mills	226,000	1,413
Nippon Steel & Sumitomo Metal	28,600	522
Nippon Telegraph & Telephone	17,300	608
Nipro	288,900	2,975
Nisshin Oillio Group	400,000	1,450
Noevir Holdings	54,900	1,189
NTT DOCOMO	729,300	12,189
Ohsho Food Service	7,800	260
Okinawa Electric Power	10,800	244
Oracle Japan	88,300	3,735
Osaka Gas	395,000	1,502
PALTAC CORPORATION	48,800	885
Rock Field	27,700	640
Royal Holdings	30,000	514
Seiko Epson	386,100	5,472
Sekisui Chemical	134,000	1,412
Shimamura	200	22
SIA Reit†	59	217
Sogo Medical	7,000	223
Studio Alice	33,700	652
Suntory Beverage & Food	16,600	639
Suzuken	42,500	1,420
Toho Gas	45,000	266
Tokai	9,200	254
TonenGeneral Sekiyu	257,000	2,496
Trend Micro	103,200	3,647
United Super Markets Holdings	16,300	138
Yoshinoya Holdings	278,800	3,626

		120,797

Description	Shares	Market Value ($ Thousands)
Jersey — 0.0%
Randgold Resources	17,673	$1,038

Luxembourg — 0.0%
RTL Group	8,695	749

Netherlands — 0.5%
Heineken Holding	132,105	9,398
Koninklijke Ahold	13,255	258
NN Group	56,720	1,622
Vastned Retail†	6,114	264

		11,542

New Zealand — 1.6%
Air New Zealand	933,402	1,468
Argosy Property	669,970	451
Auckland International Airport	1,695,663	5,298
Chorus*	125,071	213
Contact Energy	1,604,360	5,090
Fisher & Paykel Healthcare	562,283	2,554
Fletcher Building	971,198	4,231
Genesis Energy	176,280	207
Infratil	102,751	201
Kiwi Property Group†	284,191	234
Meridian Energy	322,741	434
Mighty River Power	610,880	982
Nuplex Industries	92,203	229
Port of Tauranga	37,108	403
Restaurant Brands New Zealand	21,157	53
Ryman Healthcare	441,812	2,067
Sky City Entertainment Group	186,731	447
SKY Network Television	869,443	2,592
Spark New Zealand	4,575,695	8,732
Summerset Group Holdings	69,427	157
Z Energy	210,389	892

		36,935

Norway — 1.5%
DNB, Cl A	84,314	1,094
Gjensidige Forsikring	17,247	232
Norsk Hydro	1,828,887	6,115
Orkla	1,830,733	13,549
Telenor	700,173	13,047

		34,037

Portugal — 0.4%
EDP—Energias de Portugal	2,298,197	8,394
REN—Redes Energeticas Nacionais SGPS	298,296	894
Sonaecom—SGPS	124,054	301

		9,589

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Singapore — 3.0%
Ascendas†	1,534,200	$2,530
Cache Logistics Trust†	315,300	216
CapitaLand Commercial Trust†	4,038,200	3,815
CapitaLand Mall Trust†	4,093,200	5,483
China Yuchai International	29,083	360
ComfortDelGro	2,050,700	4,145
DBS Group Holdings	393,800	4,507
First†	140,000	127
Hutchison Port Holdings, Cl U	986,000	543
Keppel	567,500	2,721
Keppel REIT†	338,700	228
Mapletree Greater China Commercial Trust†	337,100	221
Mapletree Logistics Trust†	743,900	513
Metro Holdings	73,539	45
MobileOne	682,500	1,357
Oversea-Chinese Banking	200,400	1,244
Raffles Medical Group	78,700	250
Sabana Shari’ah Compliant Industrial, Cl REIT†	867,000	461
SATS	320,400	865
Singapore Airlines	481,500	3,624
Singapore Exchange	354,300	1,757
Singapore Press Holdings	1,494,500	4,048
Singapore Technologies Engineering	97,400	204
Singapore Telecommunications	4,870,200	12,362
StarHub	3,102,700	7,570
Suntec Real Estate Investment Trust†	409,900	433
United Overseas Bank	221,100	2,898
UOL Group	84,900	360
Wilmar International	3,254,700	5,915

		68,802

Spain — 1.0%
Acciona	3,617	256
Aena* (A)	5,478	604
Ebro Foods	80,137	1,568
Endesa	346,868	7,299
Iberdrola	1,909,985	12,679

		22,406

Sweden — 1.8%
Axfood	512,244	8,440
Hennes & Mauritz, Cl B	258,083	9,422
ICA Gruppen	101,709	3,438
Millicom International Cellular	31,715	1,980
Svenska Cellulosa SCA, Cl B	226,318	6,321
Swedish Match	244,856	7,387
Tele2, Cl B	328,141	3,187
TeliaSonera	183,797	988

		41,163

Switzerland — 3.4%
Allreal Holding, Cl A	31,043	4,052
Alpiq Holding	4,200	411
Banque Cantonale Vaudoise	1,319	776

Description	Shares	Market Value ($ Thousands)
Barry Callebaut	1,136	$1,233
Basler Kantonalbank, Cl H	2,216	149
Bell	46	128
Chocoladefabriken Lindt & Spruengli	11	779
Coca-Cola HBC	166,069	3,510
dorma+kaba Holding	1,811	1,110
Emmi	1,224	510
Flughafen Zuerich	2,161	1,502
Galenica	13,744	17,449
Intershop Holding	15	6
Kuehne & Nagel International	17,881	2,293
Mobilezone Holding	394	6
Mobimo Holding	5,224	1,052
Nestle	169,261	12,684
Orior	660	36
Schindler Holding	9,465	1,356
SGS, Cl B	1,788	3,113
Siegfried Holding	5,821	1,039
Sonova Holding	25,973	3,333
Swiss Prime Site, Cl H	43,058	3,140
Swiss Re	9,348	800
Swisscom	31,607	15,741
Valora Holding	3,798	722
Ypsomed Holding AG	22,860	2,471

		79,401

United Kingdom — 8.1%
Admiral Group	193,683	4,411
British American Tobacco	230,961	12,774
Centrica	294,016	1,023
Compass Group	193,313	3,090
Cranswick	60,855	1,468
Direct Line Insurance Group PLC	430,065	2,447
easyJet	9,051	245
GlaxoSmithKline	310,518	5,976
Greggs	477,871	7,858
Halfords Group	87,358	612
Imperial Tobacco Group	515,896	26,731
Inchcape	451,392	4,923
Indivior	709,256	2,434
Intu Properties†	256,452	1,278
ITV	445,042	1,661
Kingfisher	58,564	318
LondonMetric Property†	90,461	225
Lookers	81,939	208
Meggitt	25,260	182
Merlin Entertainments (A)	120,586	680
National Grid	721,214	10,060
Next, Cl A	233,773	26,966
Reckitt Benckiser Group	140,669	12,780
Rentokil Initial	121,840	269
Royal Mail	365,508	2,541
Sage Group	741,888	5,614
Sports Direct International*	9,192	106

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
SSE	1,021,968	$23,121
Synergy Health	46,324	1,522
Tate & Lyle	170,928	1,517
Taylor Wimpey	35,210	104
Unilever	468,939	19,142
Whitbread	25,467	1,804
William Hill	284,463	1,514
WPP	175,496	3,661

		189,265

United States — 37.4%
Ally Financial*	16,716	341
Altria Group	297,572	16,188
American Capital Agency, Cl A†	77,604	1,451
American Electric Power	7,412	422
AmerisourceBergen	219,091	20,811
Amsurg*	19,572	1,521
Annaly Capital Management†	653,520	6,450
Apollo Residential Mortgage†	176,321	2,232
Aramark	78,309	2,321
Archer-Daniels-Midland	99,501	4,124
Ares Commercial Real Estate†	181,957	2,182
AT&T	698,768	22,766
Autozone*	33,689	24,385
Beneficial Bancorp*	239,510	3,176
Best Buy	24,397	906
Bio-Rad Laboratories, Cl A*	8,714	1,170
Broadridge Financial Solutions	99,465	5,505
Brookline Bancorp, Cl A	24,429	248
Bunge	242,020	17,740
C.R. Bard	28,162	5,247
CACI International, Cl A*	132,031	9,766
Camden Property Trust	17,741	1,311
Campbell Soup	206,844	10,483
Capitol Federal Financial	743,249	9,008
Cardinal Health	104,979	8,065
Casey’s General Stores	8,288	853
Central Garden & Pet, Cl A*	36,326	585
CenturyTel	23,975	602
Chemed	77,313	10,319
Chimera Investment†	238,990	3,195
Church & Dwight	150,767	12,649
Cigna	37,922	5,120
Citizens Financial Group	114,186	2,725
Clifton Bancorp	15,852	220
Clorox	285,434	32,976
Coca-Cola	354,881	14,238
Coca-Cola Bottling Consolidated	9,765	1,888
Colgate-Palmolive	162,349	10,303
Computer Sciences	34,190	2,099
Consolidated Edison	43,044	2,877
Costco Wholesale	127,720	18,464
CSG Systems International	18,811	579
CVS Health	125,753	12,133

Description	Shares	Market Value ($ Thousands)
CYS Investments†	50,791	$369
DaVita HealthCare Partners*	130,092	9,410
Del Taco Restaurants*	33,677	472
Dentsply International	199,786	10,103
DHI Group*	211,413	1,545
Dick’s Sporting Goods	44,861	2,226
Dime Community Bancshares	32,741	553
Dollar General	222,584	16,124
Dr Pepper Snapple Group	66,856	5,285
DST Systems	102,790	10,807
Duke Energy	17,052	1,227
EchoStar, Cl A*	6,175	266
Edwards Lifesciences, Cl A*	62,489	8,884
Eli Lilly	13,343	1,116
Ellington Residential Mortgage†	11,821	144
EMCORE*	42,617	290
Empire District Electric	155,654	3,429
Energizer Holdings	134,472	5,205
Entergy	168,652	10,979
Estee Lauder, Cl A	8,695	701
Expeditors International of Washington	30,686	1,444
F5 Networks, Cl A*	19,846	2,298
Factset Research Systems	32,802	5,242
Foot Locker, Cl A	7,786	560
Fresh Del Monte Produce	153,462	6,063
GameStop, Cl A	34,328	1,415
General Mills, Cl A	430,826	24,182
Halyard Health*	1	—
Harris	10,622	777
Hatteras Financial†	172,586	2,615
Henry Schein*	93,063	12,351
Hershey	76,589	7,037
Hill-Rom Holdings	240,790	12,519
Hormel Foods	58,265	3,689
IAC	38,310	2,501
Ingredion	93,864	8,195
Jack Henry & Associates	179,197	12,474
JM Smucker	2,199	251
Johnson & Johnson	270,527	25,254
Kaiser Aluminum	88,987	7,141
Kellogg	187,741	12,494
Kimberly-Clark	159,478	17,389
Kohl’s	28,203	1,306
Kroger	81,234	2,930
Laboratory Corp of America Holdings*	753	82
Lamar Advertising, Cl A†	142,517	7,436
Lancaster Colony	10,147	989
Leggett & Platt	24,244	1,000
LifePoint Health*	152,993	10,847
Magellan Health*	31,123	1,725
Mantech International, Cl A	32,669	840
McCormick	193,148	15,873
McDonald’s	94,676	9,328

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
McKesson	4,209	$779
MEDNAX*	154,480	11,863
Merck	148,184	7,319
Meridian Bancorp	36,461	499
Mortgage Investment Trust†	97,952	1,491
New York Community Bancorp	725,247	13,098
NII Holdings*	34,814	227
Northfield Bancorp	96,006	1,460
Northwest Bancshares	188,083	2,445
Oil-Dri Corp of America	3,429	79
Omnicom Group	37,286	2,457
Orchids Paper Products	15,468	404
O’Reilly Automotive*	27,690	6,922
Owens & Minor	212,459	6,786
Patterson	292,726	12,660
People’s United Financial	203,568	3,202
PepsiCo	144,480	13,625
PetMed Express	46,648	751
Philip Morris International	158,607	12,582
Pinnacle Foods	26,133	1,095
Pinnacle West Capital	2,139	137
PPL	7,117	234
Procter & Gamble	300,745	21,636
PS Business Parks†	6,397	508
Quality Systems	18,426	230
Reading International, Cl A*	16,183	205
Republic Services	116,486	4,799
Southern	327,161	14,624
Spectrum Brands Holdings	116,274	10,640
Sykes Enterprises*	29,937	764
Synopsys*	1,673	77
SYSCO, Cl A	313,793	12,229
Target, Cl A	109,004	8,574
Teleflex	82,037	10,190
Territorial Bancorp	7,233	188
Two Harbors Investment†	29,497	260
United Parcel Service, Cl B	127,907	12,623
Unitil	74,411	2,744
Universal	135,166	6,700
Vector Group	208,519	4,715
VeriSign*	187,797	13,251
Wal-Mart Stores	306,291	19,860
Waste Management	144,303	7,188
Waterstone Financial	20,207	273
Weis Markets	22,212	927
Xcel Energy	34,785	1,232

		871,578

Total Common Stock (Cost $2,006,885) ($ Thousands)		2,052,296

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)
PREFERRED STOCK — 0.4%

Germany — 0.4%
Henkel & KGaA	100,389	$10,303

Total Preferred Stock (Cost $10,877) ($ Thousands)		10,303

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%**††	108,089,406	108,089

Total Cash Equivalent (Cost $108,089) ($ Thousands)		108,089

TIME DEPOSITS — 0.8%
Brown Brothers Harriman
1.168%, 10/01/2015 AUD	509	509
1.155%, 10/01/2015 NZD	199	199
0.100%, 10/01/2015 SGD	25	25
0.058%, 10/01/2015 CAD	122	122
0.057%, 10/01/2015 GBP	333	333
0.030%, 10/01/2015 USD	16,274	16,274
0.005%, 10/01/2015 HKD	1	1
0.005%, 10/01/2015 JPY	30	30
-0.733%, 10/01/2015 SEK	928	928
-1.000%, 10/01/2015 CHF	201	201

Total Time Deposits (Cost $18,622) ($ Thousands)		18,622

U.S. TREASURY OBLIGATIONS (B) (C) — 0.5%
U.S. Treasury Bills
0.193%, 02/18/2016	5,075	5,074
0.118%, 02/04/2016	6,299	6,299

Total U.S. Treasury Obligations (Cost $11,368) ($ Thousands)		11,373

Total Investments — 94.4% (Cost $2,155,841) ($ Thousands)		$2,200,683

The open futures contracts held by the Fund at September 30, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	729	Dec-2015	$(317)
FTSE 100 Index	197	Dec-2015	(47)
Hang Seng Index	29	Oct-2015	20
S&P 500 Index EM INI	1,108	Dec-2015	(852)
SPI 200 Index	81	Dec-2015	(44)
Topix Index	132	Dec-2015	(238)

			$(1,478)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

September 30, 2015

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/29/15	AUD	86,576	USD	60,465	$(228)
10/29/15	CAD	175,434	USD	131,353	498
10/29/15	CHF	37,846	USD	39,104	324
10/29/15	DKK	56,493	USD	8,550	91
10/29/15	EUR	57,110	USD	64,492	724
10/29/15	GBP	63,458	USD	96,904	808
10/29/15	HKD	385,598	USD	49,749	(6)
10/29/15	JPY	11,971,340	USD	100,395	393
10/29/15	NOK	152,845	USD	18,104	188
10/29/15	NZD	28,506	USD	18,067	(126)
10/29/15	SEK	191,820	USD	22,942	51
10/29/15	SGD	72,079	USD	50,458	(204)
10/29/15	USD	1,652	AUD	2,358	1
10/29/15	USD	2,664	CAD	3,568	(3)
10/29/15	USD	957	CHF	930	(4)
10/29/15	USD	214	DKK	1,421	(1)
10/29/15	USD	1,623	EUR	1,446	(9)
10/29/15	USD	1,732	GBP	1,144	1
10/29/15	USD	1,115	HKD	8,639	—
10/29/15	USD	2,816	JPY	337,118	—
10/29/15	USD	407	NOK	3,451	(2)
10/29/15	USD	692	NZD	1,089	2
10/29/15	USD	656	SEK	5,509	1
10/29/15	USD	1,511	SGD	2,154	4

					$2,503

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	(674,109)	676,612	$2,503

For the year ended September 30, 2015, the total amount of all open forward currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $2,330,599 ($Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	The rate reported is the effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australia Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Denmark Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Sweden Krona

SGD — Singapore Dollar

SPI — Swiss Performance Index

USD — United States Dollar

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,031,136	$21,160	$—	$2,052,296
Preferred Stock	10,303	—	—	10,303
Cash Equivalent	108,089	—	—	108,089
Time Deposits	—	18,622	—	18,622
U.S. Treasury Obligations	—	11,373	—	11,373

Total Investments in Securities	$2,149,528	$51,155	$—	$2,200,683

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$20	$—	$—	$20
Unrealized Depreciation	(1,498)	—	—	(1,498)
Forwards Contracts *
Unrealized Appreciation	—	3,086	—	3,086
Unrealized Depreciation	—	(583)	—	(583)

Total Other Financial Instruments	$(1,478)	$2,503	$—	$1,025

*	Futures and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “— “are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.5%

Consumer Discretionary — 10.8%
Aaron’s	98,460	$3,555
Advance Auto Parts	7,500	1,422
American Eagle Outfitters	192,390	3,007
Autozone*	3,400	2,461
Bed Bath & Beyond*	94,650	5,397
Big Lots	90,390	4,332
Brinker International	66,810	3,519
Canadian Tire, Cl A	24,100	2,158
Carter’s	34,400	3,118
Cheesecake Factory	55,900	3,016
Chico’s FAS	22,900	360
Cogeco Cable	10,500	505
Dick’s Sporting Goods	3,210	159
Dillard’s, Cl A	39,802	3,478
Dollar General	13,022	943
Dollar Tree*	1,894	126
Domino’s Pizza	22,700	2,450
Dunkin’ Brands Group	14,472	709
Foot Locker, Cl A	37,800	2,721
Gap	113,088	3,223
Graham Holdings, Cl B	1,800	1,039
Kohl’s	69,100	3,200
Macy’s	29,400	1,509
Madison Square Garden, Cl A*	9,754	703
McDonald’s	97,864	9,642
Michael Kors Holdings*	17,640	745
Morningstar, Cl A	65,304	5,241
NVR*	2,250	3,432
Panera Bread, Cl A*	29,875	5,778
Scripps Networks Interactive, Cl A	5,100	251
Shaw Communications, Cl B	74,600	1,438
Staples	281,156	3,298
Target, Cl A	97,186	7,645
Time Warner Cable, Cl A	13,200	2,368
Viacom, Cl B	28,600	1,234
Williams-Sonoma	37,934	2,896

		97,078

Consumer Staples — 20.8%
Altria Group	239,914	13,052
Archer-Daniels-Midland	38,600	1,600
Bunge	31,000	2,272
Cal-Maine Foods	76,805	4,194
Campbell Soup	17,609	892
Casey’s General Stores	31,200	3,211
Church & Dwight	83,738	7,026
Clorox	70,061	8,094
Coca-Cola	108,818	4,366
Coca-Cola Enterprises	123,408	5,967
Colgate-Palmolive	83,522	5,300
ConAgra Foods	120,838	4,895

Description	Shares	Market Value ($ Thousands)
Costco Wholesale	58,129	$8,404
CVS Health	27,100	2,614
Dr Pepper Snapple Group	74,070	5,855
General Mills, Cl A	81,140	4,554
Hershey	77,249	7,098
Hormel Foods	107,711	6,819
Ingredion	43,157	3,768
JM Smucker	33,707	3,846
Kellogg	103,726	6,903
Keurig Green Mountain	42,591	2,221
Kimberly-Clark	43,939	4,791
Kroger	252,032	9,091
McCormick	72,119	5,927
Metro, Cl A	58,400	1,584
Nu Skin Enterprises, Cl A	52,320	2,160
PepsiCo	92,067	8,682
Philip Morris International	84,669	6,717
Pinnacle Foods	16,562	694
Procter & Gamble	70,664	5,084
Reynolds American	140,102	6,202
Sanderson Farms	18,200	1,248
SYSCO, Cl A	14,912	581
Tyson Foods, Cl A	58,500	2,521
Universal	16,000	793
Wal-Mart Stores	203,109	13,169
Whole Foods Market	155,504	4,922

		187,117

Energy — 0.9%
Chevron	27,800	2,193
Exxon Mobil	63,000	4,684
Tesoro	13,019	1,266

		8,143

Financials — 18.0%
Allied World Assurance Holdings	145,149	5,540
Allstate	74,100	4,316
American Capital Agency, Cl A†	266,561	4,985
American Financial Group	41,500	2,860
American Homes 4 Rent, Cl A	48,447	779
Annaly Capital Management†	370,000	3,652
Arch Capital Group*	64,338	4,727
Aspen Insurance Holdings	107,135	4,979
Assurant	42,760	3,378
Axis Capital Holdings	114,210	6,135
Canadian Imperial Bank of Commerce	31,000	2,217
CBOE Holdings	149,215	10,009
Chubb	20,600	2,527
CIT Group	47,200	1,889
Cullen/Frost Bankers	56,677	3,603
Endurance Specialty Holdings	30,300	1,849
Equity LifeStyle Properties	51,170	2,997
Everest Re Group	50,623	8,775

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Genworth MI Canada	23,900	$513
Government Properties Income Trust, Cl A†	55,900	894
Hanover Insurance Group, Cl A	17,900	1,391
HCC Insurance Holdings	21,757	1,685
Home Properties†	24,493	1,831
Huntington Bancshares	155,000	1,643
Jones Lang LaSalle	16,900	2,430
Maiden Holdings	62,300	865
Markel*	3,151	2,527
MFA Financial†	525,526	3,579
Mid-America Apartment Communities†	29,610	2,424
National Bank of Canada	71,400	2,269
PartnerRe	57,857	8,035
PennyMac Mortgage Investment Trust†	50,500	781
Post Properties†	46,126	2,689
ProAssurance	19,530	958
Progressive	91,100	2,791
Prosperity Bancshares	13,700	673
Public Storage†	2,500	529
Reinsurance Group of America, Cl A	38,990	3,532
RenaissanceRe Holdings	103,533	11,008
Simon Property Group†	5,380	988
Starwood Property Trust†	96,500	1,980
Tanger Factory Outlet Centers	117,110	3,861
TFS Financial	180,580	3,115
Travelers	68,500	6,818
Two Harbors Investment†	194,946	1,720
Validus Holdings	192,999	8,698
Wells Fargo	55,300	2,840
White Mountains Insurance Group	4,079	3,048
XL Group, Cl A	13,702	498

		161,830

Health Care — 13.6%
AbbVie	30,200	1,643
Aetna, Cl A	63,300	6,926
AmerisourceBergen	75,737	7,194
Amgen, Cl A	16,800	2,324
Anthem	56,500	7,910
AstraZeneca ADR	107,200	3,411
Baxalta	53,200	1,676
Becton Dickinson	2,900	385
C.R. Bard	8,000	1,490
Cardinal Health	32,400	2,489
Centene*	11,800	640
DaVita HealthCare Partners*	22,670	1,640
Edwards Lifesciences, Cl A*	8,800	1,251
Eli Lilly	41,590	3,481
Express Scripts Holding*	29,600	2,396

Description	Shares	Market Value ($ Thousands)
Gilead Sciences	5,610	$551
Hill-Rom Holdings	69,120	3,594
Hologic*	86,600	3,389
Humana	11,900	2,130
Idexx Laboratories*	19,000	1,411
Intuitive Surgical*	1,900	873
Johnson & Johnson	178,273	16,642
Laboratory Corp of America Holdings*	45,223	4,905
McKesson	12,700	2,350
Merck	142,900	7,058
Patterson	75,082	3,247
Pfizer	392,400	12,325
Quest Diagnostics	40,600	2,496
Sirona Dental Systems, Cl A*	18,922	1,766
Stryker	24,310	2,288
Taro Pharmaceutical Industries*	3,173	453
UnitedHealth Group	63,200	7,332
Varian Medical Systems*	22,980	1,695
Waters*	25,760	3,045

		122,406

Industrials — 4.9%
Boeing	19,100	2,501
Deere	46,700	3,456
FedEx	12,200	1,756
General Dynamics	8,600	1,187
L-3 Communications Holdings	24,400	2,550
Landstar System	53,232	3,379
Lockheed Martin	6,400	1,327
Northrop Grumman	49,100	8,148
Old Dominion Freight Line, Cl A*	32,000	1,952
Orbital ATK	24,500	1,761
Raytheon	66,100	7,222
Republic Services	61,500	2,534
Rollins	40,050	1,076
Stericycle, Cl A*	38,292	5,334

		44,183

Information Technology — 9.9%
Activision Blizzard	23,400	723
Amdocs	137,440	7,818
Apple	22,500	2,482
Aspen Technology*	93,810	3,556
Automatic Data Processing	42,952	3,452
Broadridge Financial Solutions	44,500	2,463
Brocade Communications Systems	349,413	3,627
CA	69,600	1,900
Cisco Systems	149,100	3,914
Convergys	50,700	1,172
CSG Systems International	37,600	1,158
eBay*	139,790	3,417
Global Payments	10,700	1,227

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Harris	20,200	$1,478
IAC	50,980	3,327
Intel	147,600	4,448
International Business Machines	37,600	5,451
Jabil Circuit	109,060	2,440
Jack Henry & Associates	13,800	961
Juniper Networks	135,630	3,487
Keysight Technologies*	30,270	933
King Digital Entertainment	72,108	976
Microsoft	90,100	3,988
NetApp	119,240	3,529
Oracle, Cl B	60,400	2,182
Qualcomm	34,300	1,843
Science Applications International	14,671	590
Skyworks Solutions	16,040	1,351
Symantec, Cl A	182,324	3,550
Synopsys*	58,000	2,678
Tech Data*	45,460	3,114
VeriSign*	53,120	3,748
Western Union	118,100	2,168
Zebra Technologies, Cl A*	7,200	551

		89,702

Materials — 1.8%
AptarGroup	7,900	521
Avery Dennison	31,600	1,788
Bemis	44,400	1,757
CF Industries Holdings	12,500	561
Compass Minerals International, Cl A	24,377	1,910
Mosaic	39,200	1,220
Newmont Mining	19,958	321
Royal Gold, Cl A	17,680	831
Sigma-Aldrich	38,773	5,386
Sonoco Products	50,700	1,913

		16,208

Telecommunication Services — 4.1%
AT&T	501,695	16,345
BCE	53,500	2,180
NTT DoCoMo ADR	130,100	2,196
Rogers Communications, Cl B	68,600	2,353
SBA Communications, Cl A*	1,900	199
SK Telecom ADR	129,800	3,167
Verizon Communications	247,011	10,747

		37,187

Utilities — 11.7%
AES	127,685	1,250
Alliant Energy	6,300	368
Ameren	60,200	2,545
American Electric Power	81,000	4,606
Atmos Energy	7,375	429
Consolidated Edison	133,742	8,941
DTE Energy	45,217	3,634

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Duke Energy	76,111	$5,475
Edison International	109,300	6,893
Entergy	100,000	6,510
Eversource Energy	113,570	5,749
Exelon	161,500	4,796
FirstEnergy	155,440	4,867
Great Plains Energy	13,200	357
ITC Holdings	75,342	2,512
Pepco Holdings	30,197	731
PG&E	121,000	6,389
Pinnacle West Capital	88,332	5,666
Portland General Electric	64,100	2,370
PPL	53,000	1,743
Public Service Enterprise Group	186,000	7,842
SCANA	41,600	2,340
Southern	151,431	6,769
Southwest Gas	19,101	1,114
Talen Energy*	6,620	67
UGI	57,750	2,011
Vectren	88,625	3,723
WEC Energy Group	119,204	6,225

		105,922

Total Common Stock (Cost $706,622) ($ Thousands)		869,776

	Number Of Rights
RIGHTS — 0.0%

United States — 0.0%
Safeway CVR—Casa Ley*	85,430	87
Safeway CVR—PDC*	85,430	4

Total Rights (Cost $—) ($ Thousands)		91

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030% **††	27,260,092	27,260

Total Cash Equivalent (Cost $27,260) ($ Thousands)		27,260

U.S. TREASURY OBLIGATIONS (A) (B) — 0.3%
U.S. Treasury Bills
0.110%, 02/04/2016	$2,249	2,249

Total U.S. Treasury Obligations (Cost $2,248) ($ Thousands)		2,249

Total Investments — 99.8% (Cost $736,130) ($ Thousands)		$899,376

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Concluded)

September 30, 2015

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index EMINI	201	Dec-2015	$(287)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $901,349 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	The rate reported is the effective yield at the time of purchase.

(B)	Security, or portion thereof has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$869,776	$—	$—	$869,776
Rights	—	91	—	91
Cash Equivalent	27,260	—	—	27,260
U.S. Treasury Obligations	—	2,249	—	2,249

Total Investments in Securities	$897,036	$2,340	$—	$899,376

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(287)	$—	$—	$(287)

Total Other Financial Instruments	$(287)	$—	$—	$(287)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For Information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%

Consumer Discretionary — 12.8%
Advance Auto Parts	294	$56
Amazon.com, Cl A*	1,536	785
Autonation*	316	18
Autozone*	125	90
Bed Bath & Beyond*	655	37
Best Buy	1,178	44
BorgWarner	901	37
Cablevision Systems, Cl A	912	30
CarMax*	856	51
Carnival	1,780	88
CBS, Cl B	1,788	71
Chipotle Mexican Grill, Cl A*	123	89
Coach	1,134	33
Comcast, Cl A	10,140	577
Darden Restaurants	534	37
Delphi Automotive	1,141	87
Discovery Communications, Cl A*	629	16
Discovery Communications, Cl C*	1,093	27
Dollar General	1,173	85
Dollar Tree*	885	59
DR Horton	1,386	41
Expedia	415	49
Ford Motor	15,676	213
Fossil Group*	214	12
GameStop, Cl A	445	18
Gap	1,098	31
Garmin	504	18
General Motors	5,777	173
Genuine Parts	604	50
Goodyear Tire & Rubber	1,116	33
H&R Block	1,110	40
Hanesbrands	1,667	48
Harley-Davidson, Cl A	855	47
Harman International Industries, Cl A	289	28
Hasbro	398	29
Home Depot	5,182	599
Interpublic Group	1,697	32
Johnson Controls	2,577	107
Kohl’s	827	38
L Brands	1,008	91
Leggett & Platt	565	23
Lennar, Cl A	674	32
Lowe’s	3,745	258
Macy’s	1,330	68
Marriott International, Cl A	848	58
Mattel	1,399	29
McDonald’s	3,807	375
Michael Kors Holdings*	728	31
Mohawk Industries*	258	47
NetFlix*	1,720	178

Description	Shares	Market Value ($ Thousands)
Newell Rubbermaid, Cl B	1,014	$40
News, Cl A	1,830	23
News, Cl B	600	8
Nike, Cl B	2,719	334
Nordstrom	566	41
Omnicom Group	969	64
O’Reilly Automotive*	412	103
Priceline Group*	209	259
PulteGroup	1,343	25
PVH	320	33
Ralph Lauren, Cl A	260	31
Ross Stores	1,635	79
Royal Caribbean Cruises	710	63
Scripps Networks Interactive, Cl A	394	19
Signet Jewelers	313	43
Staples	2,701	32
Starbucks	5,957	339
Starwood Hotels & Resorts Worldwide	654	43
Target, Cl A	2,484	195
TEGNA	938	21
Tiffany	398	31
Time Warner	3,323	228
Time Warner Cable, Cl A	1,144	205
TJX	2,738	196
Tractor Supply	546	46
TripAdvisor*	397	25
Twenty-First Century Fox, Cl A	6,562	177
Twenty-First Century Fox, Cl B	700	19
Under Armour, Cl A*	746	72
Urban Outfitters*	459	13
VF	1,340	91
Viacom, Cl B	1,430	62
Walt Disney	6,281	643
Whirlpool	309	46
Wyndham Worldwide	419	30
Wynn Resorts	317	17
Yum! Brands	1,697	136

		8,945

Consumer Staples — 9.6%
Altria Group	7,869	428
Archer-Daniels-Midland	2,441	101
Brown-Forman, Cl B	414	40
Campbell Soup	672	34
Clorox	522	60
Coca-Cola	15,782	634
Coca-Cola Enterprises	869	42
Colgate-Palmolive	3,648	232
ConAgra Foods	1,692	69
Constellation Brands, Cl A	670	84
Costco Wholesale	1,776	257
CVS Health	4,499	435
Dr Pepper Snapple Group	789	62
Estee Lauder, Cl A	944	76

SEI Institutional Managed Trust / Annual Report / September 30, 2015	1

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
General Mills, Cl A	2,341	$131
Hershey	586	54
Hormel Foods	558	35
JM Smucker	404	46
Kellogg	994	66
Keurig Green Mountain	477	25
Kimberly-Clark	1,477	161
Kraft Heinz	2,400	170
Kroger	3,948	142
McCormick	514	42
Mead Johnson Nutrition, Cl A	838	59
Molson Coors Brewing, Cl B	624	52
Mondelez International, Cl A	6,453	270
Monster Beverage*	624	84
PepsiCo	5,940	560
Philip Morris International	6,237	495
Procter & Gamble	10,909	785
Reynolds American	3,264	144
SYSCO, Cl A	2,343	91
Tyson Foods, Cl A	1,175	51
Walgreens Boots Alliance	3,507	291
Wal-Mart Stores	6,376	413
Whole Foods Market	1,351	43

		6,764

Energy — 6.8%
Anadarko Petroleum, Cl A	1,993	120
Apache	1,501	59
Baker Hughes	1,715	89
Cabot Oil & Gas	1,698	37
Cameron International*	808	50
Chesapeake Energy	2,202	16
Chevron	7,526	594
Cimarex Energy	349	36
Columbia Pipeline Group	1,343	25
ConocoPhillips	4,886	234
Consol Energy	1,008	10
Devon Energy	1,526	57
Diamond Offshore Drilling	178	3
Ensco, Cl A	997	14
EOG Resources	2,227	162
EQT	605	39
Exxon Mobil	16,800	1,249
FMC Technologies*	913	28
Halliburton	3,342	118
Helmerich & Payne	443	21
Hess	974	49
Kinder Morgan	7,214	200
Marathon Oil	2,792	43
Marathon Petroleum	2,137	99
Murphy Oil	695	17
National Oilwell Varco, Cl A	1,530	58
Newfield Exploration*	673	22
Noble Energy	1,737	52

Description	Shares	Market Value ($ Thousands)
Occidental Petroleum	3,100	$205
Oneok	754	24
Phillips 66	1,899	146
Pioneer Natural Resources	592	72
Range Resources	687	22
Schlumberger, Cl A	5,052	349
Southwestern Energy, Cl A*	1,586	20
Spectra Energy	2,657	70
Tesoro	503	49
Transocean	1,431	18
Valero Energy	1,997	120
Williams	2,746	101

		4,697

Financials — 16.0%
ACE	1,282	133
Affiliated Managers Group*	229	39
Aflac	1,709	99
Allstate	1,612	94
American Express	3,413	252
American International Group	5,205	297
American Tower, Cl A†	1,716	151
Ameriprise Financial	717	78
Aon	1,109	98
Apartment Investment & Management, Cl A†	643	24
Assurant	282	22
AvalonBay Communities†	522	91
Bank of America	41,945	654
Bank of New York Mellon	4,543	178
BB&T	3,056	109
Berkshire Hathaway, Cl B*	7,530	982
BlackRock	515	153
Boston Properties†	608	72
Capital One Financial	2,215	161
CBRE Group, Cl A*	1,125	36
Charles Schwab	4,735	135
Chubb	956	117
Cincinnati Financial	593	32
Citigroup	12,145	603
CME Group	1,348	125
Comerica	673	28
Crown Castle International†	1,328	105
Discover Financial Services	1,746	91
E*Trade Financial*	1,070	28
Equinix†	226	62
Equity Residential†	1,433	108
Essex Property Trust†	260	58
Fifth Third Bancorp	3,251	61
Franklin Resources	1,536	57
General Growth Properties†	2,497	65
Genworth Financial, Cl A*	2,321	11
Goldman Sachs Group	1,621	283
Hartford Financial Services Group	1,661	76
HCP†	1,830	68

2	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Host Hotels & Resorts†	3,112	$49
Hudson City Bancorp, Cl A	2,012	20
Huntington Bancshares	3,347	35
Intercontinental Exchange	456	107
Invesco	1,712	53
Iron Mountain†	776	24
JPMorgan Chase	14,817	903
KeyCorp	3,453	45
Kimco Realty†	1,696	41
Legg Mason	409	17
Leucadia National	1,440	29
Lincoln National	1,009	48
Loews	1,189	43
M&T Bank	528	64
Macerich†	565	43
Marsh & McLennan	2,117	111
McGraw-Hill	1,078	93
MetLife	4,412	208
Moody’s	704	69
Morgan Stanley	6,017	190
Nasdaq, Cl A	487	26
Navient	1,609	18
Northern Trust	871	59
People’s United Financial	1,289	20
Plum Creek Timber†	666	26
PNC Financial Services Group	2,097	187
Principal Financial Group, Cl A	1,133	54
Progressive	2,421	74
ProLogis†	2,071	81
Prudential Financial	1,777	135
Public Storage†	600	127
Realty Income, Cl REIT†	918	44
Regions Financial	5,460	49
Simon Property Group†	1,258	231
SL Green Realty†	415	45
SunTrust Banks	2,039	78
T. Rowe Price Group	1,040	72
Torchmark, Cl A	535	30
Travelers	1,252	125
Unum Group	1,063	34
US Bancorp	6,702	275
Ventas†	1,310	73
Vornado Realty Trust†	731	66
Wells Fargo	18,733	963
Welltower†	1,407	95
Weyerhaeuser, Cl REIT†	2,075	57
XL Group, Cl A	1,214	44
Zions Bancorporation	837	23

		11,139

Health Care — 14.3%
Abbott Laboratories	5,915	238
AbbVie	6,625	360
Aetna, Cl A	1,416	155

Description	Shares	Market Value ($ Thousands)
Agilent Technologies	1,385	$48
Alexion Pharmaceuticals*	908	142
Allergan*	1,580	429
AmerisourceBergen	854	81
Amgen, Cl A	3,063	424
Anthem	1,038	145
Baxalta	2,151	68
Baxter International	2,151	71
Becton Dickinson	852	113
Biogen*	950	277
Boston Scientific*	5,292	87
Bristol-Myers Squibb	6,738	399
C.R. Bard	297	55
Cardinal Health	1,303	100
Celgene, Cl A*	3,194	345
Cerner*	1,212	73
Cigna	1,010	136
DaVita HealthCare Partners*	657	48
Dentsply International	571	29
Edwards Lifesciences, Cl A*	486	69
Eli Lilly	3,913	327
Endo International*	838	58
Express Scripts Holding*	2,732	221
Gilead Sciences	5,913	580
HCA Holdings*	1,243	96
Henry Schein*	322	43
Humana	590	106
Intuitive Surgical*	146	67
Johnson & Johnson	11,144	1,041
Laboratory Corp of America Holdings*	417	45
Mallinckrodt*	411	26
McKesson	937	173
Medtronic	5,641	378
Merck	11,266	556
Mylan*	1,626	65
Patterson	362	16
PerkinElmer	469	22
Perrigo	576	91
Pfizer	24,757	778
Quest Diagnostics	578	36
Regeneron Pharmaceuticals*	315	147
St. Jude Medical	1,109	70
Stryker	1,276	120
Tenet Healthcare*	413	15
Thermo Fisher Scientific	1,611	196
UnitedHealth Group	3,811	442
Universal Health Services, Cl B	342	43
Varian Medical Systems*	365	27
Vertex Pharmaceuticals*	958	100
Waters*	320	38
Zimmer Biomet Holdings	653	61
Zoetis, Cl A	1,873	77

		9,953

SEI Institutional Managed Trust / Annual Report / September 30, 2015	3

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
Industrials — 9.9%
3M	2,526	$358
ADT, Cl A	709	21
Allegion	394	23
American Airlines Group	2,725	106
Ametek	964	50
Boeing	2,609	341
C.H. Robinson Worldwide	587	40
Caterpillar, Cl A	2,445	159
Cintas	352	30
CSX	3,888	105
Cummins	663	72
Danaher, Cl A	2,391	203
Deere	1,313	97
Delta Air Lines, Cl A	3,122	140
Dover	646	37
Dun & Bradstreet	152	16
Eaton	1,839	94
Emerson Electric	2,726	121
Equifax	476	46
Expeditors International of Washington	808	38
Fastenal, Cl A	1,222	45
FedEx	1,069	154
Flowserve	554	23
Fluor	592	25
General Dynamics	1,265	175
General Electric	40,695	1,025
Honeywell International	3,152	298
Illinois Tool Works	1,331	110
Ingersoll-Rand	1,103	56
Jacobs Engineering Group*	521	20
JB Hunt Transport Services	345	25
Joy Global	459	7
Kansas City Southern	463	42
L-3 Communications Holdings	319	33
Lockheed Martin	1,082	224
Masco	1,423	36
Nielsen Holdings	1,480	66
Norfolk Southern	1,202	92
Northrop Grumman	761	126
PACCAR	1,419	74
Parker-Hannifin, Cl A	552	54
Pentair	677	35
Pitney Bowes	851	17
Precision Castparts	543	125
Quanta Services*	882	21
Raytheon	1,199	131
Republic Services	1,062	44
Robert Half International	559	29
Rockwell Automation	535	54
Rockwell Collins	530	43
Roper Technologies	414	65
Ryder System	223	17

Description	Shares	Market Value ($ Thousands)
Snap-on	255	$38
Southwest Airlines, Cl A	2,633	100
Stanley Black & Decker	611	60
Stericycle, Cl A*	326	45
Textron	1,137	43
Tyco International	1,718	57
Union Pacific	3,519	310
United Continental Holdings*	1,500	80
United Parcel Service, Cl B	2,811	277
United Rentals*	399	24
United Technologies	3,332	297
Waste Management	1,682	85
WW Grainger	247	53
Xylem	748	25

		6,882

Information Technology — 19.9%
Accenture, Cl A	2,548	250
Activision Blizzard	2,000	62
Adobe Systems*	1,964	161
Akamai Technologies*	674	47
Alliance Data Systems*	246	64
Altera	1,200	60
Amphenol, Cl A	1,220	62
Analog Devices	1,243	70
Apple	22,930	2,530
Applied Materials	4,871	72
Autodesk, Cl A*	905	40
Automatic Data Processing	1,842	148
Avago Technologies, Cl A	1,021	128
Broadcom, Cl A	2,242	115
CA	1,333	36
Cisco Systems	20,472	536
Citrix Systems*	626	43
Cognizant Technology Solutions, Cl A*	2,477	155
Computer Sciences	566	35
Corning, Cl B	4,971	85
eBay*	4,347	106
Electronic Arts*	1,228	83
EMC	7,662	186
F5 Networks, Cl A*	291	34
Facebook, Cl A*	9,071	815
Fidelity National Information Services, Cl B	1,153	77
First Solar*	322	14
Fiserv, Cl A*	982	85
Flir Systems	592	17
Google, Cl C*	1,193	726
Google, Cl A*	1,169	746
Harris	527	39
Hewlett-Packard	7,110	182
Intel	19,097	575
International Business Machines	3,668	532
Intuit	1,085	96
Juniper Networks	1,433	37

4	SEI Institutional Managed Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)
KLA-Tencor	649	$32
Lam Research	620	41
Linear Technology	936	38
MasterCard, Cl A	3,982	359
Microchip Technology	837	36
Micron Technology*	4,271	64
Microsoft	32,096	1,422
Motorola Solutions	702	48
NetApp	1,328	39
Nvidia	2,048	50
Oracle, Cl B	13,133	474
Paychex	1,300	62
PayPal Holdings*	4,485	139
Qorvo*	605	27
Qualcomm	6,268	337
Red Hat*	760	55
salesforce.com inc*	2,472	172
SanDisk	852	46
Seagate Technology	1,243	56
Skyworks Solutions	807	68
Symantec, Cl A	2,808	55
TE Connectivity	1,603	96
Teradata*	599	17
Texas Instruments	4,111	204
Total System Services	667	30
VeriSign*	378	27
Visa, Cl A	7,832	547
Western Digital	861	68
Western Union	2,077	38
Xerox	4,256	41
Xilinx	987	42
Yahoo!*	3,432	99

		13,878

Materials — 2.8%
Air Products & Chemicals	761	97
Airgas	280	25
Alcoa	5,378	53
Avery Dennison	376	21
Ball	556	35
CF Industries Holdings	937	42
Dow Chemical, Cl A	4,589	194
E.I. Du Pont de Nemours	3,665	176
Eastman Chemical	598	39
Ecolab	1,054	116
FMC	549	19
Freeport-McMoRan, Cl B	4,262	41
International Flavors & Fragrances	315	33
International Paper	1,673	63
LyondellBasell Industries, Cl A	1,543	128
Martin Marietta Materials, Cl A	265	40
Monsanto	1,928	164
Mosaic	1,410	44
Newmont Mining	2,204	35

Description	Shares	Market Value ($ Thousands)
Nucor	1,248	$47
Owens-Illinois*	728	15
PPG Industries	1,070	94
Praxair	1,133	115
Sealed Air	858	40
Sherwin-Williams, Cl A	313	70
Sigma-Aldrich	474	66
Vulcan Materials	530	48
WestRock	1,092	56

		1,916

Telecommunication Services — 2.4%
AT&T	24,703	805
CenturyTel	2,242	56
Frontier Communications	4,739	23
Level 3 Communications*	1,181	52
Verizon Communications	16,398	713

		1,649

Utilities — 3.1%
AES	2,812	28
AGL Resources	495	30
Ameren	1,044	44
American Electric Power	1,929	110
Centerpoint Energy	1,817	33
CMS Energy	1,113	39
Consolidated Edison	1,178	79
Dominion Resources	2,404	168
DTE Energy	741	60
Duke Energy	2,798	200
Edison International	1,290	81
Entergy	677	44
Eversource Energy	1,244	63
Exelon	3,390	101
FirstEnergy	1,721	54
NextEra Energy	1,898	185
NiSource	1,313	24
NRG Energy	1,364	20
Pepco Holdings	1,071	26
PG&E	1,893	100
Pinnacle West Capital	394	25
PPL	2,639	87
Public Service Enterprise Group	2,057	87
SCANA	580	33
Sempra Energy	968	94
Southern	3,682	165
TECO Energy	979	26
WEC Energy Group	1,237	65
Xcel Energy	2,046	72

		2,143

Total Common Stock (Cost $74,179) ($ Thousands)		67,966

Total Investments — 97.5% (Cost $74,179) ($ Thousands)		$67,966

SEI Institutional Managed Trust / Annual Report / September 30, 2015	5

SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Concluded)

September 30, 2015

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
CAC40 10 Euro	23	Oct-2015	$(20)
S&P 500 Index E-MINI	(81)	Dec-2015	121
Dax Index	4	Dec-2015	(54)
IBEX 35 Plus Index	7	Oct-2015	(13)
S&P/MIB Index	7	Dec-2015	(11)
Topix Index	32	Dec-2015	(60)

			$(37)

For year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/21/15	INR	15,187	USD	231	$–
10/21/15	KRW	4,144,818	USD	3,560	68
10/21/15	USD	3,670	INR	238,421	(45)
10/21/15	USD	85	KRW	100,419	—
10/21/15-10/22/15	EUR	6,603	USD	7,469	97
10/21/15-10/22/15	USD	4,427	EUR	3,913	(58)
10/22/15	JPY	17,450	USD	140	(6)
10/22/15	USD	1,062	JPY	127,769	5

					$61

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(8,142)	$8,235	$93
Barclays PLC	(732)	731	(1)
Citigroup	(801)	782	(19)
Credit Suisse First Boston	(2,556)	2,539	(17)
Deutsche Bank	(654)	646	(8)
Goldman Sachs	(3,492)	3,560	68
JPMorgan Chase Bank	(277)	277	—
Societe Generale	(3,747)	3,692	(55)
State Street	(85)	85	—

			$61

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $69,743 ($ Thousands)

*	Non-income producing security.

†	Real Estate Investment Trust.

Cl — Class

EUR — Euro

IBEX— Spanish Exchange Index

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

S&P — Standard & Poor’s

USD — U.S. Dollar

The following is a list of the inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$67,966	$—	$—	$67,966

Total Investments in Securities	$67,966	$—	$—	$67,966

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$121	$—	$—	$121
Unrealized Depreciation	(158)	—	—	(158)
Forwards Contracts*
Unrealized Appreciation	—	170	—	170
Unrealized Depreciation	—	(109)	—	(109)

Total Other Financial Instruments	$(37)	$61	$—	$24

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

Amounts designated as “—“are $0 or have been rounded to $0.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-four of the twenty-six funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-six funds comprising the Trust), as of September 30, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and the Dynamic Asset Allocation Fund as of September 30, 2015 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Managed Trust as of September 30, 2015, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 30, 2015

SEI Institutional Managed Trust / Annual Report / September 30, 2015	7

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: December 8, 2015